UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-22148
Invesco Actively Managed Exchange-Traded Fund Trust
(Exact name of registrant as specified in charter)

3500 Lacey Road Downers Grove, IL 60515
(Address of principal executive offices) (Zip code)
Brian Hartigan, Principal Executive Officer
3500 Lacey Road
Downers Grove, IL 60515
(Name and address of agent for service)
Registrant's telephone number, including area code:
(800) 983-0903
Date of fiscal year end:
October 31
Date of reporting period:
October 31, 2025
Item 1. Reports to Stockholders.
(a) The Registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Act") is as follows:

Invesco AAA CLO Floating Rate Note ETF
ICLO | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco AAA CLO Floating Rate Note ETF (the “Fund”) for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 983-0903.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco AAA CLO Floating Rate Note ETF	$20	0.19%
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2025, the U.S. collateralized loan obligation ("CLO") market remained robust with a high new issuance and elevated refinancing and reset transactions. Demand for CLO liabilities—particularly AAAs—remained strong and base rates, although declining, remained elevated compared to historical levels, which further benefited the broader investor base.
• For the fiscal year ended October 31, 2025, on a net asset value ("NAV") basis, the Fund returned 5.51%. During the same time period, the JP Morgan CLOIE AAA Index returned 5.64%.
What contributed to performance?
Rating Allocations |  Selective allocations to relatively higher yielding AA rated CLO Notes contributed towards relative performance.
Underlying Collateral Allocations | Selective allocations to relatively higher yielding Middle Market CLO Notes, those backed by Direct Lending investments rather than broadly syndicated loans, contributed towards relative performance.
What detracted from performance?
AAA CLO Selection |  Focused allocation towards higher quality CLO Managers and specific AAA CLOs, which are lower yielding than the market but have historically had greater levels of liquidity and lower volatility profiles, detracted from relative performance.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	Since Inception (12/9/22)
Invesco AAA CLO Floating Rate Note ETF — NAV Return	5.51%	7.27%
Bloomberg U.S. Aggregate Bond Index	6.16%	4.18%
JP Morgan CLOIE AAA Index	5.64%	7.24%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ETFs for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$383,311,029
Total number of portfolio holdings	163
Total advisory fees paid	$589,465
Portfolio turnover rate	61%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
Signal Peak CLO 11 Ltd., Series 2024-11A, Class A1, 5.33%, 07/18/2037	2.54%
Blackrock MT. Lassen CLO XV LLC, Series 2025-1A, Class A1, 5.97%, 07/15/2037	1.96%
Park Blue CLO Ltd., Series 2025-7A, Class A1, 5.08%, 04/25/2038	1.89%
OHA Credit Partners VII Ltd., Series 2012-7A, Class AR4, 5.34%, 02/20/2038	1.89%
OCP CLO Ltd., Series 2020-8RA, Class AR2, 5.10%, 10/17/2038	1.83%
Park Blue CLO Ltd., Series 2022-1A, Class A1R, 5.30%, 10/20/2037	1.68%
GoldenTree Loan Management US CLO 9 Ltd., Series 2021-9A, Class AR, 5.38%, 04/20/2037	1.65%
Cedar Funding IX CLO Ltd., Series 2018-9A, Class AR, 5.30%, 07/20/2037	1.57%
Elmwood CLO III Ltd., Series 2019-3A, Class A1RR, 5.26%, 07/18/2037	1.57%
Neuberger Berman Loan Advisers CLO 40 Ltd., Series 2021-40A, Class AR, 5.33%, 10/16/2037	1.57%
* Excluding money market fund holdings, if any.
Duration allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 983-0903.
Effective December 9, 2025, the Fund's classification changed from non-diversified to diversified, and therefore the Fund is now required to meet certain diversification requirements under the Investment Company Act of 1940.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
Only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your broker-dealer.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
P-ICLO-AR
Invesco AAA CLO Floating Rate Note ETF

Invesco Active U.S. Real Estate ETF
PSR | NYSE Arca, Inc.
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco Active U.S. Real Estate ETF (the “Fund”) for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 983-0903.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Active U.S. Real Estate ETF	$55	0.56%
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2025, U.S. Real Estate was shaped by a volatile macro environment, driven by political uncertainty, shifting interest rate expectations, and mixed economic signals. Tariff announcements and policy shifts under the new presidential administration added further uncertainty, contributing to market volatility.
• For the fiscal year ended October 31, 2025, on a net asset value ("NAV") basis, the Fund returned -1.95%. During the same time period, the FTSE NAREIT All Equity REITs Index returned -2.61%.
What contributed to performance?
Allocations and Security Selection |  An overweight allocation to and stock selection among Data Centers was the largest relative contributor to returns. The sector benefited from long-term demand drivers such as cloud computing, artificial intelligence infrastructure buildout, and digital transformation initiatives.
Allocations and Security Selection | Stock selection within Health Care contributed to relative performance driven by overweight allocation to REITs offering exposure to senior housing, which exhibited strong fundamentals over the period and has been experiencing demographic tailwinds.
What detracted from performance?
Sub-Industry Allocations |  Allocations to Single Family Homes and Apartments detracted from relative returns as rental growth for the sectors moderated over the period amid pressure from new supply and soft demand.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Active U.S. Real Estate ETF — NAV Return	-1.95%	5.96%	5.05%
FTSE Nareit All Equity REITs Index	-2.61%	7.22%	5.88%
S&P 500® Index	21.45%	17.64%	14.64%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ETFs for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$50,898,176
Total number of portfolio holdings	37
Total advisory fees paid	$208,355
Portfolio turnover rate	115%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
Prologis, Inc.	7.87%
American Tower Corp.	6.95%
Welltower, Inc.	6.91%
Digital Realty Trust, Inc.	6.08%
Equinix, Inc.	5.37%
Crown Castle, Inc.	4.98%
Tanger, Inc.	3.78%
Gaming and Leisure Properties, Inc.	3.70%
AvalonBay Communities, Inc.	3.51%
Iron Mountain, Inc.	3.44%
* Excluding money market fund holdings, if any.
Property type
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 983-0903.
The Fund added portfolio turnover risk to its principal risks to reflect that frequent trading of portfolio securities could result in increased transaction costs, a lower return and increased tax liability.
At a meeting held on July 31, 2025, Fund shareholders approved changing the Fund’s sub-classification under the Investment Company Act of 1940, as amended (“1940 Act”), from “diversified” to “non-diversified” and eliminating related fundamental investment restrictions (the “Proposal”). The Proposal resulted in the following changes to the Fund:
• The Fund’s classification changed from “diversified” to “non-diversified”, and therefore the Fund is not required to meet certain diversification requirements under the 1940 Act.
• The Fund’s net expense ratio increased from the prior fiscal year end as a result of certain non-recurring costs associated with a proxy statement of the Fund.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
Only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your broker-dealer.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
P-PSR-AR
Invesco Active U.S. Real Estate ETF

Invesco Comstock Contrarian Equity ETF
CSTK | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco Comstock Contrarian Equity ETF (the “Fund”) for the period May 5, 2025 (commencement of operations) to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 983-0903.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment▼	Costs paid as a percentage of a $10,000 investment*
Invesco Comstock Contrarian Equity ETF	$18	0.34%†
▼	The Fund commenced operations during the reporting period. Expenses for a full reporting period would be higher.
*	Annualized.
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal period ended October 31, 2025, U.S. large-cap equities benefited from investment themes tied to artificial intelligence (AI) technology, a resilient economy, and expectations of lower interest rates. All major U.S. stock indices had strong returns. However, volatility increased sharply in mid-2025 amid uncertainty over the long-term value of significant AI-related investments and the impact of broad U.S. tariffs on global trade, with China remaining the primary source of concern.
• For the fiscal year period May 7, 2025 (Fund inception) through October 31, 2025, on a net asset value ("NAV") basis, the Fund returned 12.98%. During the same time period, the Russell 1000® Value Index returned 12.26%.
What contributed to performance?
Allocations |  Stock selection in financials was a large relative contributor. Notably, an overweight allocation to banks, and stock selection and an underweight allocation to financial services, were key contributors to relative returns.
Security Selection | Alphabet was a key contributor to absolute returns for the period. Alphabet outperformed due to record-breaking revenue and earnings growth driven by AI integration across Search, Ads, and Cloud, along with surging demand for Google Cloud’s AI services and strong advertising resilience. These factors boosted margins, expanded the backlog, and reinforced investor confidence in its AI leadership.
What detracted from performance?
Allocations |  Stock selection in information technology was a key relative detractor. Performance was hindered mostly by not holding companies like Micron Technology, Advanced Micro Devices and Intel.
Security Selection | A key detractor to absolute performance was Comcast. Comcast underperformed due to persistent broadband subscriber losses and mounting competition from fiber and fixed wireless providers, which pressured revenue and margins despite gains in wireless and theme parks. Streaming growth at Comcast's Peacock narrowed losses but failed to offset structural declines in cable and broadband, leaving investor sentiment weak and the stock down sharply over the period.
How Has The Fund Historically Performed?
AVERAGE ANNUAL TOTAL RETURNS	Since Inception (5/7/25)
Invesco Comstock Contrarian Equity ETF — NAV Return	12.98%
Russell 1000® Value Index	12.26%
S&P 500® Index	22.22%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ETFs for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$110,235,816
Total number of portfolio holdings	55
Total advisory fees paid	$164,893
Portfolio turnover rate	10%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
Bank of America Corp.	4.19%
Alphabet, Inc., Class A	3.78%
Wells Fargo & Co.	3.51%
Chevron Corp.	3.33%
Cisco Systems, Inc.	3.17%
CVS Health Corp.	3.13%
Microsoft Corp.	3.09%
Johnson Controls International PLC	2.73%
State Street Corp.	2.70%
Merck & Co., Inc.	2.70%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
Only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your broker-dealer.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
P-CSTK-AR
Invesco Comstock Contrarian Equity ETF

Invesco Core Fixed Income ETF
GTOC | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco Core Fixed Income ETF (the “Fund”) for the period July 21, 2025 (commencement of operations) to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 983-0903.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment▼	Costs paid as a percentage of a $10,000 investment*
Invesco Core Fixed Income ETF	$6	0.23%†
▼	The Fund commenced operations during the reporting period. Expenses for a full reporting period would be higher.
*	Annualized.
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal period ended October 31, 2025, the global economic outlook shifted markedly as widespread US-imposed tariffs and broader policy uncertainty provoked market volatility, sell-offs, and credit spread tightening. Elevated yields continued to attract buyers and we believe stability in interest rates can be a positive factor further supporting demand for investment grade credit.
• For the fiscal period July 23, 2025 (Fund inception) through October 31, 2025, on a net asset value ("NAV") basis, the Fund returned 3.13%. During the same time period, the Bloomberg U.S. Aggregate Bond Index returned 3.19%.
What contributed to performance?
Allocations |  An overweight allocation to conventional 30-year mortgages positively contributed to relative performance for the period.
Security Selection | Security selection within asset-backed securities and brokerage, asset managers, and exchanges contributed positively to relative performance during the period.
What detracted from performance?
Allocations |  An overweight allocation to banking and an underweight allocation to 30-year Government National Mortgage Association (GNMA) securities detracted from relative performance.
Security Selection | Security selection within investment grade banking also detracted from relative performance for the period.
How Has The Fund Historically Performed?
AVERAGE ANNUAL TOTAL RETURNS	Since Inception (7/23/25)
Invesco Core Fixed Income ETF — NAV Return	3.13%
Bloomberg U.S. Aggregate Bond Index	3.19%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ETFs for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$175,843,093
Total number of portfolio holdings	359
Total advisory fees paid	$23,308
Portfolio turnover rate	160%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
U.S. Treasury Notes, 3.63%, 09/30/2030	8.70%
U.S. Treasury Notes, 3.50%, 09/30/2027	7.43%
Uniform Mortgage-Backed Securities, TBA, 2.50%, 11/01/2055	6.07%
U.S. Treasury Bonds, 4.75%, 05/15/2055	5.62%
U.S. Treasury Notes, 3.50%, 10/15/2028	5.39%
Uniform Mortgage-Backed Securities, TBA, 3.00%, 11/01/2055	3.76%
Uniform Mortgage-Backed Securities, TBA, 2.00%, 11/01/2055	3.32%
Uniform Mortgage-Backed Securities, TBA, 5.50%, 11/01/2055	3.22%
U.S. Treasury Notes, 4.25%, 08/15/2035	3.21%
Uniform Mortgage-Backed Securities, TBA, 6.00%, 11/01/2055	2.99%
* Excluding money market fund holdings, if any.
Security type allocation
(% of total investments)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
Only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your broker-dealer.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
P-GTOC-AR
Invesco Core Fixed Income ETF

Invesco Global Equity Net Zero ETF
IQSZ | NYSE Arca, Inc.
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco Global Equity Net Zero ETF (the “Fund”) for the period July 14, 2025 (commencement of operations) to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 983-0903.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment▼	Costs paid as a percentage of a $10,000 investment*
Invesco Global Equity Net Zero ETF	$6	0.19%
▼	The Fund commenced operations during the reporting period. Expenses for a full reporting period would be higher.
*	Annualized.
How Did The Fund Perform During The Period?
• For the fiscal period ended October 31, 2025, global equity markets rose, as represented by the MSCI ACWI Index (Net). Despite geopolitical and policy uncertainties, investors rallied around company investments in artificial intelligence (AI), strong corporate earnings, economic growth and central banks’ easing of monetary policies.
• For the fiscal period July 16, 2025 (Fund inception) through October 31, 2025, on a net asset value ("NAV") basis, the Fund returned 10.68%. During the same time period, the MSCI ACWI Index (Net) returned 9.59%.
What contributed to performance?
Sector Allocations |  Sector allocation to information technology (IT) and materials added to the Fund's relative performance. Specifically, overweight exposures to computers and electronics industry within IT, and aluminum and diversified metals in materials were the largest contributors.
Country Allocations | Overweight allocations to Japan and Spain, along with an underweight allocation to the US, contributed positively to active return.
What detracted from performance?
Sector Allocations |  Overweight allocations to consumer discretionary and energy, as well as an underweight allocation to health care, detracted during the period. Within these sectors, respectively, overweight allocations to consumer services and oil & gas exploration & production, and an underweight allocation to life sciences tools & services, detracted the most.
Country Allocations | An underweight allocation to Canada and an overweight allocation to Denmark were the main detractors.
How Has The Fund Historically Performed?
AVERAGE ANNUAL TOTAL RETURNS	Since Inception (7/16/25)
Invesco Global Equity Net Zero ETF — NAV Return	10.68%
MSCI ACWI Index (Net)	9.59%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ETFs for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$146,843,925
Total number of portfolio holdings	479
Total advisory fees paid	$76,991
Portfolio turnover rate	27%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
Apple, Inc.	4.50%
NVIDIA Corp.	4.26%
Microsoft Corp.	4.16%
Amazon.com, Inc.	2.73%
Alphabet, Inc., Class A	1.76%
Meta Platforms, Inc., Class A	1.68%
Alphabet, Inc., Class C	1.62%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1.50%
Tesla, Inc.	1.36%
JPMorgan Chase & Co.	1.02%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
Only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your broker-dealer.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
P-IQSZ-AR
Invesco Global Equity Net Zero ETF

Invesco High Yield Bond Factor ETF
IHYF | The Nasdaq Stock Market LLC
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco High Yield Bond Factor ETF (the “Fund”) for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 983-0903.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco High Yield Bond Factor ETF	$41	0.39%
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2025, the global economic outlook shifted markedly as widespread US-imposed tariffs and broader policy uncertainty provoked market volatility, sell-offs, and credit spread tightening. Increased merger and acquisition activity, a low default rate environment, and a resilient consumer have supported high yield during the period.
• For the fiscal year ended October 31, 2025, on a net asset value ("NAV") basis, the Fund returned 7.84%. During the same time period, the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index returned 8.16%.
What contributed to performance?
Security Selection |  Selection within consumer cyclical services and containers & packaging were key drivers of positive relative performance during the period.
Allocations | Overweight allocations to life insurance and oil & gas refining & marketing positively impacted relative performance during the period.
What detracted from performance?
Security Selection |  Selection within media & entertainment and chemicals were the main detractors from performance during the period.
Allocations | An underweight allocation to wirelines detracted from relative performance during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	Since Inception (12/2/20)
Invesco High Yield Bond Factor ETF — NAV Return	7.84%	4.29%
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index	8.16%	4.67%
Bloomberg U.S. Aggregate Bond Index	6.16%	-0.35%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ETFs for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$134,213,358
Total number of portfolio holdings	491
Total advisory fees paid	$253,495
Portfolio turnover rate	70%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
Albertson's Cos., Inc./Safeway, Inc./New Albertson's L.P./Albertson's LLC, 4.63%, 01/15/2027	0.69%
EnerSys, 4.38%, 12/15/2027	0.68%
QXO Building Products, Inc., 6.75%, 04/30/2032	0.60%
American Airlines, Inc., 7.25%, 02/15/2028	0.56%
Newmark Group, Inc., 7.50%, 01/12/2029	0.55%
Nassau Cos. of New York (The), 7.88%, 07/15/2030	0.53%
Neptune Bidco US, Inc., 9.29%, 04/15/2029	0.52%
Howden UK Refinance PLC/Howden UK Refinance 2 PLC/Howden US Refinance LLC, 7.25%, 02/15/2031	0.52%
Oceaneering International, Inc., 6.00%, 02/01/2028	0.51%
South Bow Canadian Infrastructure Holdings Ltd., 7.63%, 03/01/2055	0.50%
* Excluding money market fund holdings, if any.
Security type allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 983-0903.
At a meeting held on December 17, 2025, the Board of Trustees of the Fund approved changes to the Fund's name and ticker symbol. The Fund’s name will change to “Invesco High Yield Systematic Bond ETF,” and its ticker will change to “GTOQ.” These changes will be effective on or about February 23, 2026.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
Only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your broker-dealer.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
P-IHYF-AR
Invesco High Yield Bond Factor ETF

Invesco High Yield Select ETF
HIYS | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco High Yield Select ETF (the “Fund”) for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 983-0903.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco High Yield Select ETF	$48	0.46%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2025, the global economic outlook shifted markedly as widespread US-imposed tariffs and broader policy uncertainty provoked market volatility, sell-offs, and credit spread tightening. Increased merger and acquisition activity, a low default rate environment, and a resilient consumer have supported high yield during the period.
• For the fiscal year ended October 31, 2025, on a net asset value ("NAV") basis, the Fund returned 7.45%. During the same time period, the Bloomberg US Corporate High Yield Ba/B 2% Issuer Cap Index returned 8.00%.
What contributed to performance?
Sector Allocations |  An overweight allocation to finance companies positively contributed to relative performance for the period.
Security Selection | Selection within midstream and pharmaceuticals were key drivers of relative performance during the period.
What detracted from performance?
Sector Allocations |  An underweight allocation to cable & satellite and building materials detracted from relative performance.
Security Selection | Selection within retailers and oil field services were the largest detractors of relative performance.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	Since Inception (12/9/22)
Invesco High Yield Select ETF — NAV Return	7.45%	8.10%
Bloomberg U.S. Aggregate Bond Index	6.16%	4.18%
Bloomberg US Corporate High Yield Ba/B 2% Issuer Cap Index	8.00%	8.72%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ETFs for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$7,967,684
Total number of portfolio holdings	193
Total advisory fees paid	$39,943
Portfolio turnover rate	148%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
Iliad Holding S.A.S., 8.50%, 04/15/2031	2.70%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 6.00%, 06/15/2027	2.52%
Studio City Finance Ltd., 5.00%, 01/15/2029	2.41%
Sunrise FinCo I B.V., 4.63%, 05/15/2032	1.47%
VMED O2 UK Financing I PLC, 3.25%, 01/31/2031	1.39%
Melco Resorts Finance Ltd., 6.50%, 09/24/2033	1.26%
Vodafone Group PLC, 4.13%, 06/04/2081	1.20%
GGAM Finance Ltd., 6.88%, 04/15/2029	1.14%
TransDigm, Inc., 6.38%, 03/01/2029	1.12%
New Gold, Inc., 6.88%, 04/01/2032	1.09%
* Excluding money market fund holdings, if any.
Security type allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 983-0903.
Effective December 9, 2025, the Fund's classification changed from non-diversified to diversified, and therefore the Fund is now required to meet certain diversification requirements under the Investment Company Act of 1940.
At a meeting held on December 17, 2025, the Board of Trustees of the Fund approved changes to the Fund's name and ticker symbol. The Fund’s name will change to “Invesco Short Duration High Yield ETF,” and its ticker will change to “GTOH.” These changes will be effective on or about February 23, 2026.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
Only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your broker-dealer.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
P-HIYS-AR
Invesco High Yield Select ETF

Invesco Intermediate Municipal ETF
INTM | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco Intermediate Municipal ETF (the “Fund”) for the period July 21, 2025 (commencement of operations) to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 983-0903.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment▼	Costs paid as a percentage of a $10,000 investment*
Invesco Intermediate Municipal ETF	$10	0.35%
▼	The Fund commenced operations during the reporting period. Expenses for a full reporting period would be higher.
*	Annualized.
How Did The Fund Perform During The Period?
• During the fiscal period ended October 31, 2025, the municipal bond market benefited from elevated supply, inflows and strong credit fundamentals. High yield municipals generally underperformed investment grade over the time period.
• For the fiscal period July 23, 2025 (Fund inception) through October 31, 2025, on a net asset value ("NAV") basis, the Fund returned 3.81%. During the same time period, the S&P Municipal Bond 2-17 Years Investment Grade Index returned 3.88%.
What contributed to performance?
Relative Contributors |  Underweight exposure and security selection among state and local general obligation bonds added to relative return over the period. Underweight exposure and security selection among higher coupon bonds (5.00-5.49% specifically) was also a contributor to relative results. On a regional level, security selection among bonds domiciled in Texas contributed to the Fund’s performance.
What detracted from performance?
Relative Detractors |  Security selection among hospital bonds detracted from relative return over the period. Security selection among lower coupon bonds (3.99% and lower specifically) was also detractive from relative results. On a regional level, security selection among bonds domiciled in Michigan detracted from the Fund’s performance.
How Has The Fund Historically Performed?
AVERAGE ANNUAL TOTAL RETURNS	Since Inception (7/23/25)
Invesco Intermediate Municipal ETF — NAV Return	3.81%
S&P Municipal Bond Index	4.66%
S&P Municipal Bond 2-17 Years Investment Grade Index	3.88%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ETFs for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$56,788,827
Total number of portfolio holdings	143
Total advisory fees paid	$21,699
Portfolio turnover rate	59%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
New Orleans Aviation Board, Series 2024 B, Ref. RB, 5.25%, 01/01/2041	2.86%
Highlands County Health Facilities Authority, Series 2025, VRD RB, 3.90%, 11/05/2025	2.34%
Newark (City of), NJ, Series 2016, GO Bonds, 4.50%, 03/15/2036	2.25%
New Jersey Transportation Trust Fund Authority, Series 2025 AA, RB, 5.00%, 06/15/2039	1.99%
Washington Health Care Facilities Authority (Commonspirit Health), Series 2025 A, Ref. RB, 5.00%, 09/01/2040	1.93%
New Jersey (State of) Housing & Mortgage Finance Agency (Social Bonds), Series 2024 K, RB, 6.00%, 10/01/2055	1.90%
New York (City of), NY Municipal Water Finance Authority, Series 2013, VRD RB, 3.90%, 11/05/2025	1.89%
Kentucky Public Energy Authority, Series 2025 B, RB, 5.00%, 12/01/2033	1.84%
District of Columbia Tobacco Settlement Financing Corp., Series 2001, RB, 6.75%, 05/15/2040	1.82%
Colorado Educational & Cultural Facilities Authority, Series 2008 A-12, VRD RB, 3.90%, 11/05/2025	1.80%
* Excluding money market fund holdings, if any.
Credit sector allocation
(% of total investments)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
Only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your broker-dealer.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
P-INTM-AR
Invesco Intermediate Municipal ETF

Invesco International Growth Focus ETF
MTRA | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco International Growth Focus ETF (the “Fund”) for the period June 9, 2025 (commencement of operations) to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 983-0903.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment▼	Costs paid as a percentage of a $10,000 investment*
Invesco International Growth Focus ETF	$22	0.54%
▼	The Fund commenced operations during the reporting period. Expenses for a full reporting period would be higher.
*	Annualized.
How Did The Fund Perform During The Period?
• During the fiscal period ended October 31, 2025, the MSCI All Country World ex-U.S. Growth Index (Net) had strong gains despite trade uncertainty and concerns about the sustainability of global GDP growth. Large investments in artificial intelligence, strong corporate earnings, economic growth and central banks’ easing of monetary policies drove the market higher during the period.
• For the period June 11, 2025 (Fund inception) through October 31, 2025, on a net asset value ("NAV") basis, the Fund returned 4.72%. During the same time period, the MSCI All Country World ex-U.S. Growth Index (Net) returned 9.53%.
What contributed to performance?
Allocations |  An underweight allocation to the consumer staples sector contributed to positive relative performance.
Security Selection | Taiwan Semiconductor Manufacturing Co., Ltd. was the top contributor.
What detracted from performance?
Security Selection |  The information technology sector detracted most from relative performance, driven by security selection.
Allocations | An overweight allocation to Universal Music Group N.V. detracted most from relative performance.
How Has The Fund Historically Performed?
AVERAGE ANNUAL TOTAL RETURNS	Since Inception (6/11/25)
Invesco International Growth Focus ETF — NAV Return	4.72%
MSCI ACWI ex USA® Index (Net)	10.24%
MSCI All Country World ex-U.S. Growth Index (Net)	9.53%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ETFs for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$167,375,155
Total number of portfolio holdings	51
Total advisory fees paid	$125,936
Portfolio turnover rate	32%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
Taiwan Semiconductor Manufacturing Co. Ltd.	6.18%
ASML Holding N.V.	3.92%
Alibaba Group Holding Ltd., ADR	3.68%
Siemens AG	3.65%
ResMed, Inc.	3.18%
Ferguson Enterprises, Inc.	3.08%
AstraZeneca PLC	3.06%
Tencent Holdings Ltd.	3.03%
BAE Systems PLC	3.02%
Sartorius Stedim Biotech	2.81%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
Only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your broker-dealer.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
P-MTRA-AR
Invesco International Growth Focus ETF

Invesco Managed Futures Strategy ETF
IMF | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco Managed Futures Strategy ETF (the “Fund”) for the period March 17, 2025 (commencement of operations) to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 983-0903.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment▼	Costs paid as a percentage of a $10,000 investment*
Invesco Managed Futures Strategy ETF	$29	0.50%†
▼	The Fund commenced operations during the reporting period. Expenses for a full reporting period would be higher.
*	Annualized.
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal period ended October 31, 2025, the Fund declined amid a challenging environment for trend strategies, as global markets experienced frequent reversals, range-bound price action and a lack of persistent trends. At the aggregate asset class level, all four asset classes (equities, bonds, commodities and currencies) detracted from Fund performance.
• For the fiscal period March 19, 2025 (Fund inception) through October 31, 2025, on a net asset value ("NAV") basis, the Fund returned -12.33%. During the same time period, the SG Trend Index returned 2.63%.
What contributed to performance?
Asset Class |  No asset class contributed to the Fund's performance during the period.
What detracted from performance?
Commodities |  Commodity exposure was the top detractor over the period with the largest losses in energy as geopolitical shocks caused abrupt spikes in oil. Long positioning in gold provided strong gains and positioning in wheat, soymeal and silver also helped buffer the losses.
Fixed Income | Fixed income exposure also detracted with all markets delivering losses except German 30-year Gilts which were flat for the period. The biggest losses came from US 30-year Treasuries, Canadian 10-year bonds and German 5-year government bonds.
Equities | Equity exposure detracted from Fund performance in aggregate with mixed performance across markets. Long positioning in France's CAC 40 and Europe's EuroStoxx 50 indexes provided the largest drag. Positioning in Japan's TOPIX, Canada's TSX 60 and Spain's IBEX 35 provided the largest gains, but not enough to offset losses.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	Since Inception (3/19/25)
Invesco Managed Futures Strategy ETF — NAV Return	-12.33%
MSCI World Index (Net)	19.69%
SG Trend Index	2.63%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ETFs for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$291,930,089
Total number of portfolio holdings	47
Total advisory fees paid	$869,963
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Futures exposure*
(% of total notional exposure)
Commodity Risk (Long)	12.8%
Commodity Risk (Short)	6.5%
Currency Risk (Long)	9.6%
Currency Risk (Short)	9.9%
Equity Risk (Long)	27.3%
Interest Rate Risk (Long)	29.9%
Interest Rate Risk (Short)	4.0%
* Futures exposure is calculated on the notional value as a percentage of total notional exposure.
Security type allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
Only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your broker-dealer.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
P-IMF-AR
Invesco Managed Futures Strategy ETF

Invesco MSCI EAFE Income Advantage ETF
EFAA | NYSE Arca, Inc.
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco MSCI EAFE Income Advantage ETF (the “Fund”) for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 983-0903.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco MSCI EAFE Income Advantage ETF	$18	0.16%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2025, the MSCI EAFE® Index (Net) had solid gains due to improving economic fundamentals, stronger-than-expected corporate earnings across Europe and Japan, and a supportive global risk environment as monetary policy became more accommodative. Investors benefited from diversification outside the U.S., with the performance of the MSCI EAFE® Index (Net) outpacing many domestic U.S. counterparts.
• For the fiscal year ended October 31, 2025, on a net asset value ("NAV") basis, the Fund returned 19.00%. During the same time period, the MSCI EAFE® Index (Net) returned 23.03%.
What contributed to performance?
Passive Index Security Exposure |  The Fund's passive exposure to the MSCI EAFE® Index (Net) contributed to results as gains were driven by improving economic fundamentals, stronger-than-expected corporate earnings across Europe and Japan, and a supportive global risk environment as monetary policy became more accommodative.
What detracted from performance?
Options-Based Income Exposure |  The defensive and income-producing options component of the Fund's investments in equity-linked notes, which are comprised primarily of returns attributable to coupon income received from selling embedded options and returns attributable to price changes in referenced equities, and cash or cash equivalents, helped mitigate heightened market volatility, particularly in early April 2025, but overall detracted from performance as expected in steadily rising markets.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	Since Inception (7/17/24)
Invesco MSCI EAFE Income Advantage ETF — NAV Return	19.00%	13.27%
MSCI EAFE® Index (Net)	23.03%	15.45%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ETFs for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$241,163,324
Total number of portfolio holdings	718
Total advisory fees paid	$221,569
Portfolio turnover rate	6%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
ASML Holding N.V.	1.61%
SAP SE	1.05%
AstraZeneca PLC	0.99%
Nestle S.A.	0.96%
HSBC Holdings PLC	0.94%
Novartis AG	0.91%
Roche Holding AG	0.88%
Shell PLC	0.86%
Siemens AG	0.83%
Toyota Motor Corp.	0.75%
* Excluding money market fund holdings, if any.
Security type allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 983-0903.
The Fund's net expense ratio increased from the prior fiscal year end as a result of the expiration of Invesco Capital Management LLC's, the Fund's investment adviser, agreement to waive 100% of its management fee for the Fund through June 30, 2025.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
Only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your broker-dealer.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
P-EFAA-AR
Invesco MSCI EAFE Income Advantage ETF

Invesco QQQ Hedged Advantage ETF
QQHG | The Nasdaq Stock Market LLC
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco QQQ Hedged Advantage ETF (the “Fund”) for the period May 5, 2025 (commencement of operations) to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 983-0903.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment▼	Costs paid as a percentage of a $10,000 investment*
Invesco QQQ Hedged Advantage ETF	$24	0.45%
▼	The Fund commenced operations during the reporting period. Expenses for a full reporting period would be higher.
*	Annualized.
How Did The Fund Perform During The Period?
• During the fiscal period ended October 31, 2025, the NASDAQ® Composite Index had strong gains reflecting a renewed risk appetite among investors, strong tech earnings, improving sentiment regarding the US labor market and hope for eventual Fed policy accommodations. A sharp pullback in early Spring turned short lived as resilient buying in mega-cap tech pushed the NASDAQ® Composite Index higher to end the fiscal year.
• For the fiscal period May 7, 2025 (Fund inception) through October 31, 2025, on a net asset value ("NAV") basis, the Fund returned 22.59%. During the same time period, the NASDAQ® Composite Index returned 34.18%.
What contributed to performance?
Passive Index Security Exposure |  The Fund's passive exposure to the NASDAQ® Composite Index contributed to results as the tech heavy equity index charged higher post-inception of the Fund, on the back of positive earnings and improving sentiment.
What detracted from performance?
Options-Based Defensive Exposure |  The defensive options component of the Fund was a detractor from performance, as expected in a continuously rising market. By design, the Fund trades some potential upside for protection to the downside.
How Has The Fund Historically Performed?
AVERAGE ANNUAL TOTAL RETURNS	Since Inception (5/7/25)
Invesco QQQ Hedged Advantage ETF — NAV Return	22.59%
NASDAQ® Composite Index	34.18%
Custom Invesco QQQ Hedged Advantage ETF Benchmark	18.49%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ETFs for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$12,205,619
Total number of portfolio holdings	280
Total advisory fees paid	$24,311
Portfolio turnover rate	56%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	10.41%
Apple, Inc.	8.25%
Microsoft Corp.	8.09%
Alphabet, Inc., Class C	6.40%
Broadcom, Inc.	5.99%
Amazon.com, Inc.	5.45%
Tesla, Inc.	3.40%
Meta Platforms, Inc., Class A	3.15%
Netflix, Inc.	2.58%
Palantir Technologies, Inc., Class A	2.34%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
Only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your broker-dealer.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
P-QQHG-AR
Invesco QQQ Hedged Advantage ETF

Invesco QQQ Income Advantage ETF
QQA | The Nasdaq Stock Market LLC
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco QQQ Income Advantage ETF (the “Fund”) for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 983-0903.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco QQQ Income Advantage ETF	$13	0.12%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2025, the Nasdaq-100® Index had strong gains reflecting a renewed risk appetite among investors, strong tech earnings, improving sentiment regarding the US labor market and hope for eventual Fed policy accommodations. A sharp pullback in early Spring turned short lived as resilient buying in mega-cap tech pushed the Nasdaq-100® Index higher to end the fiscal year.
• For the fiscal year ended October 31, 2025, on a net asset value ("NAV") basis, the Fund returned 24.00%. During the same time period, the Nasdaq-100® Index returned 30.95%.
What contributed to performance?
Passive Index Security Exposure |  The Fund's passive exposure to the Nasdaq-100® Index contributed to results as the tech heavy equity index recovered strongly after the sharp sell off in the early spring.
What detracted from performance?
Options-Based Income Exposure |  The defensive and income-producing options component of the Fund's investments in equity-linked notes, which are comprised primarily of returns attributable to coupon income received from selling embedded options and returns attributable to price changes in referenced equities, and cash or cash equivalents, helped mitigate heightened market volatility, particularly in early April 2025, but overall detracted from performance as expected in steadily rising markets.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	Since Inception (7/17/24)
Invesco QQQ Income Advantage ETF — NAV Return	24.00%	19.73%
NASDAQ® Composite Index	31.99%	24.76%
Nasdaq-100® Index	30.95%	23.94%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ETFs for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$434,011,885
Total number of portfolio holdings	124
Total advisory fees paid	$290,632
Portfolio turnover rate	26%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	7.81%
Apple, Inc.	6.37%
Microsoft Corp.	6.11%
Broadcom, Inc.	4.57%
Amazon.com, Inc.	4.14%
Tesla, Inc.	2.64%
Alphabet, Inc., Class A	2.60%
Alphabet, Inc., Class C	2.43%
Meta Platforms, Inc., Class A	2.23%
Netflix, Inc.	1.86%
* Excluding money market fund holdings, if any.
Security type allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 983-0903.
The Fund's net expense ratio increased from the prior fiscal year end as a result of the expiration of Invesco Capital Management LLC's, the Fund's investment adviser, agreement to waive 100% of its management fee for the Fund through June 30, 2025.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
Only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your broker-dealer.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
P-QQA-AR
Invesco QQQ Income Advantage ETF

Invesco Real Assets ESG ETF
IVRA | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco Real Assets ESG ETF (the “Fund”) for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 983-0903.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Real Assets ESG ETF	$59	0.58%
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2025, the Fund delivered positive returns on both an absolute and relative basis. Portfolio positioning during the period reflected companies with solid growth potential at attractive valuations, along with undervalued cyclical assets that could rebound as the economy stays strong, and interest rates possibly decline.
• For the fiscal year ended October 31, 2025, on a net asset value ("NAV") basis, the Fund returned 5.13%. During the same time period, the S&P U.S., Canada & Mexico Real Assets Equity Index returned 3.77%.
What contributed to performance?
Real Asset Allocations |  Infrastructure, specifically midstream and utilities, and gold within natural resources.
Positions | Cheniere Energy, Inc., a midstream company; Newmont Corp., a gold company; and Welltower, Inc., a Healthcare REIT, contributed to performance.
What detracted from performance?
Real Asset Allocations |  All timber subsectors detracted from performance.
Positions | Alexandria Real Estate Equities, Inc., an Office REIT; and ONEOK, Inc., a midstream company, detracted from performance.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	Since Inception (12/22/20)
Invesco Real Assets ESG ETF — NAV Return	5.13%	10.77%
S&P U.S., Canada & Mexico Real Assets Equity Index	3.77%	10.40%
S&P 500® Index	21.45%	15.25%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ETFs for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$13,365,808
Total number of portfolio holdings	60
Total advisory fees paid	$72,317
Portfolio turnover rate	90%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
Welltower, Inc.	4.42%
Prologis, Inc.	4.33%
American Tower Corp.	4.16%
Williams Cos., Inc. (The)	3.65%
Cheniere Energy, Inc.	3.49%
Equinix, Inc.	3.37%
Kinder Morgan, Inc.	3.32%
ONEOK, Inc.	3.21%
Corteva, Inc.	3.15%
Targa Resources Corp.	2.98%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 983-0903.
Effective May 13, 2025, the Fund's structure changed from a "non-transparent" ETF to a "transparent" ETF that discloses its portfolio holdings daily and operates in reliance on Rule 6c-11 under the Investment Company Act of 1940, as amended.
Effective May 13, 2025, the Fund's unitary management fee was reduced from 0.59% to 0.58% of the Fund's average daily net assets.
At a meeting held on December 17, 2025, the Board of Trustees of the Fund approved the termination and liquidation of the Fund, with the liquidation payment to shareholders expected to take place on or about February 25, 2026. Investors, who have elected not to sell their shares before market close on February 23, 2026 will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, on or about February 25, 2026.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
Only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your broker-dealer.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
P-IVRA-AR
Invesco Real Assets ESG ETF

Invesco Rochester® High Yield Municipal ETF
IROC | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco Rochester® High Yield Municipal ETF (the “Fund”) for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 983-0903.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Rochester® High Yield Municipal ETF	$24	0.24%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal period ended October 31, 2025, the municipal bond market benefited from elevated supply, inflows and strong credit fundamentals. High yield municipals generally underperformed investment grade over the time period.
• For the fiscal year ended October 31, 2025, on a net asset value ("NAV") basis, the Fund returned 3.66%. During the same time period, the S&P Municipal Bond Index returned 4.14%.
What contributed to performance?
Relative Contributors |  Underweight exposure and security selection among the education sector added to relative return over the period. An underweight exposure to non-rated bonds also added to relative return. On a regional level, security selection among bonds domiciled in Wisconsin contributed to the Fund’s performance.
What detracted from performance?
Relative Detractors |  Security selection within the transportation sector detracted from relative return over the period. Security selection among BBB- and BB-rated bonds also detracted from relative performance. On a regional level, security selection among bonds domiciled in Florida detracted from the Fund’s performance.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	Since Inception (12/9/22)
Invesco Rochester® High Yield Municipal ETF — NAV Return	3.66%	4.75%
Custom Invesco High Yield Municipal Index	3.26%	5.23%
S&P Municipal Bond Index	4.14%	3.79%
S&P Municipal Bond 50% Investment Grade / 50% High Yield Index	3.53%	4.69%
S&P Municipal Bond High Yield Index	3.02%	5.63%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ETFs for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$71,954,961
Total number of portfolio holdings	88
Total advisory fees paid	$78,441
Portfolio turnover rate	52%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
New York (City of), NY Transitional Finance Authority, Series 2018 A-4, VRD RB, 3.90%, 08/01/2045	13.90%
New Mexico (State of) Hospital Equipment Loan Council (Presbyterian Healthcare), Series 2008, VRD Ref. RB, 3.90%, 08/01/2034	6.95%
New York (City of), NY Transitional Finance Authority, Subseries 2012 A-4, VRD RB, 3.90%, 08/01/2039	6.95%
Lower Alabama Gas District (The), Series 2016 A, RB, 5.00%, 09/01/2046	2.26%
New York (City of), NY Transitional Finance Authority, Series 2024, VRD RB, 4.00%, 05/01/2047	2.08%
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment), Series 2023, RB, 6.00%, 04/01/2035	1.53%
Black Belt Energy Gas District (Gas), Series 2025 B, RB, 5.00%, 10/01/2035	1.45%
Cleveland-Cuyahoga County Port Authority (Pinecrest Public Improvement), Series 2017, RB, 7.00%, 11/15/2048	1.45%
District of Columbia Tobacco Settlement Financing Corp., Series 2001, RB, 6.75%, 05/15/2040	1.43%
New York Transportation Development Corp. (Terminal 4 JFK International Airport) (Green Bonds), Series 2024, Ref. RB, 5.50%, 12/31/2060	1.42%
* Excluding money market fund holdings, if any.
Credit sector allocation
(% of total investments)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 983-0903.
Effective July 1, 2025, Invesco Capital Management LLC, the Fund's investment adviser, has agreed to waive 100% of its management fee for the Fund through June 30, 2026.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
Only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your broker-dealer.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
P-IROC-AR
Invesco Rochester® High Yield Municipal ETF

Invesco S&P 500® Downside Hedged ETF
PHDG | NYSE Arca, Inc.
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco S&P 500® Downside Hedged ETF (the “Fund”) for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 983-0903.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco S&P 500® Downside Hedged ETF	$34	0.34%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2025, the Fund performed positively, led by gains in information technology. The Fund also benefited from interest income from collateral holdings. However, the Fund's CBOE Volatility Index ("VIX") futures allocations offset some of these gains.
• For the fiscal year ended October 31, 2025, on a net asset value ("NAV") basis, the Fund returned 2.88%. During the same time period, the S&P 500® Dynamic VEQTOR Index returned 3.34%.
What contributed to performance?
Sector Allocations |  Information technology was the top contributing sector, followed by the communication services and consumer discretionary sectors, respectively.
Positions | The CBOE VIX (CBF) April 2025, a VIX futures contract, was the largest contributor.
What detracted from performance?
Sector Allocations |  The Fund's VIX futures allocations detracted the most from the Fund's performance, followed by the financials and health care sectors, respectively.
Positions | The CBOE VIX (CBF) June 2025, a VIX futures contract, was the largest detractor.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco S&P 500® Downside Hedged ETF — NAV Return	2.88%	4.86%	6.09%
S&P 500® Index	21.45%	17.64%	14.64%
S&P 500® Dynamic VEQTOR Index	3.34%	5.47%	6.62%
U.S. 3 Month Treasury Bill Index	4.18%	3.09%	2.10%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ETFs for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$72,605,959
Total number of portfolio holdings	509
Total advisory fees paid	$335,146
Portfolio turnover rate	929%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	6.19%
Apple, Inc.	5.03%
Microsoft Corp.	4.82%
Amazon.com, Inc.	2.97%
Broadcom, Inc.	2.18%
Alphabet, Inc., Class A	2.05%
Meta Platforms, Inc., Class A	1.76%
Alphabet, Inc., Class C	1.65%
Tesla, Inc.	1.61%
Berkshire Hathaway, Inc., Class B	1.10%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
Only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your broker-dealer.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
P-PHDG-AR
Invesco S&P 500® Downside Hedged ETF

Invesco S&P 500 Equal Weight Income Advantage ETF
RSPA | NYSE Arca, Inc.
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco S&P 500 Equal Weight Income Advantage ETF (the “Fund”) for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 983-0903.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco S&P 500 Equal Weight Income Advantage ETF	$11	0.11%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2025, performance of the S&P 500® Equal Weight Index was challenging but ultimately positive. The S&P 500® Equal Weight Index failed to keep pace with its market cap weighted counterparts which benefited from narrow leadership. The rate sensitivity of the S&P 500® Equal Weight Index was highly reactive to Fed policy and outlook with sharp swings and rotations between sectors throughout the fiscal year.
• For the fiscal year ended October 31, 2025, on a net asset value ("NAV") basis, the Fund returned 8.44%. During the same time period, the S&P 500® Equal Weight Index returned 8.59%.
What contributed to performance?
Passive Index Security Exposure |  The Fund's passive exposure to the S&P 500® Equal Weight Index contributed to results as some of the more rate sensitive sectors of the market reacted positively to rate cuts, but ultimately trailed the tech heavy market cap-weighted indices, as Fed policy and outlook wavered.
What detracted from performance?
Options-Based Income Exposure |  The defensive and income-producing options component of the Fund's investments in equity-linked notes, which are comprised primarily of returns attributable to coupon income received from selling embedded options and returns attributable to price changes in referenced equities, and cash or cash equivalents helped mitigate heightened market volatility, particularly in early April 2025, but overall slightly detracted from performance as expected with some of the sharp index gains throughout the fiscal year.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	Since Inception (7/17/24)
Invesco S&P 500 Equal Weight Income Advantage ETF — NAV Return	8.44%	9.47%
S&P 500® Index	21.45%	18.52%
S&P 500® Equal Weight Index	8.59%	9.55%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ETFs for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$464,042,929
Total number of portfolio holdings	525
Total advisory fees paid	$369,319
Portfolio turnover rate	50%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
BNP Paribas S.A. (Invesco S&P 500 Equal Weight ETF)	0.40%
Mizuho Financial Group, Inc. (Invesco S&P 500 Equal Weight ETF)	0.34%
Morgan Stanley (Invesco S&P 500 Equal Weight ETF)	0.31%
Morgan Stanley (Invesco S&P 500 Equal Weight ETF)	0.31%
Royal Bank of Canada (Invesco S&P 500 Equal Weight ETF)	0.31%
J.P. Morgan Structured Products B.V. (Invesco S&P 500 Equal Weight ETF)	0.30%
Societe Generale (Invesco S&P 500 Equal Weight ETF)	0.30%
BNP Paribas S.A. (Invesco S&P 500 Equal Weight ETF)	0.30%
Societe Generale S.A. (Invesco S&P 500 Equal Weight ETF)	0.28%
Warner Bros. Discovery, Inc.	0.27%
* Excluding money market fund holdings, if any.
Security type allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 983-0903.
The Fund's net expense ratio increased from the prior fiscal year end as a result of the expiration of Invesco Capital Management LLC's, the Fund's investment adviser, agreement to waive 100% of its management fee for the Fund through June 30, 2025.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
Only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your broker-dealer.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
P-RSPA-AR
Invesco S&P 500 Equal Weight Income Advantage ETF

Invesco Short Duration Total Return Bond ETF
GTOS | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco Short Duration Total Return Bond ETF (the “Fund”) for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 983-0903.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Short Duration Total Return Bond ETF	$32	0.31%
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2025, the global economic outlook shifted markedly as widespread US-imposed tariffs and broader policy uncertainty provoked market volatility, sell-offs, and credit spread tightening. Elevated yields continued to attract buyers and stability in interest rates was a positive factor further supporting demand for investment grade credit.
• For the fiscal year ended October 31, 2025, on a net asset value ("NAV") basis, the Fund returned 5.89%. During the same time period, the Bloomberg 1-3 Yr Gov/Credit Index returned 5.07%.
What contributed to performance?
Security Selection |  Selection within investment grade corporate consumer cyclicals and consumer non-cyclicals were key drivers of relative performance during the period.
Allocations | Overweight allocations to commercial mortgage-backed securities, asset-backed securities, and banking were key drivers of positive performance during the period.
What detracted from performance?
Allocations |  An overweight allocation to technology was a slight detractor from performance during the period.
Security Selection | Selection within investment grade brokerages, asset managers, and exchanges also created a slight drag on overall performance.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	Since Inception (12/9/22)
Invesco Short Duration Total Return Bond ETF — NAV Return	5.89%	5.62%
Bloomberg U.S. Aggregate Bond Index	6.16%	4.18%
Bloomberg 1-3 Yr Gov/Credit Index	5.07%	4.69%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ETFs for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$82,796,776
Total number of portfolio holdings	449
Total advisory fees paid	$40,982
Portfolio turnover rate	458%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
U.S. Treasury Bills, 3.78%, 02/24/2026	8.34%
U.S. Treasury Notes, 3.50%, 09/30/2027	4.08%
U.S. Treasury Notes, 3.63%, 09/30/2030	1.71%
Amphenol Corp., 3.80%, 11/15/2027	1.58%
WULF Compute LLC, 7.75%, 10/15/2030	1.35%
U.S. Treasury Bills, 3.80%, 03/26/2026	1.26%
VoltaGrid LLC, 7.38%, 11/01/2030	1.23%
Roblox Corp., 3.88%, 05/01/2030	1.21%
Amphenol Corp., 4.55%, 11/15/2027	1.21%
Philip Morris International, Inc., 4.70%, 10/27/2028	1.21%
* Excluding money market fund holdings, if any.
Security type allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 983-0903.
Effective December 9, 2025, the Fund's classification changed from non-diversified to diversified, and therefore the Fund is now required to meet certain diversification requirements under the Investment Company Act of 1940.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
Only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your broker-dealer.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
P-GTOS-AR
Invesco Short Duration Total Return Bond ETF

Invesco SteelPath MLP & Energy Infrastructure ETF
PIPE | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco SteelPath MLP & Energy Infrastructure ETF (the “Fund”) for the period February 18, 2025 (commencement of operations) to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 983-0903.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment▼	Costs paid as a percentage of a $10,000 investment*
Invesco SteelPath MLP & Energy Infrastructure ETF	$51	0.75%
▼	The Fund commenced operations during the reporting period. Expenses for a full reporting period would be higher.
*	Annualized.
How Did The Fund Perform During The Period?
• During the fiscal period ended October 31, 2025, midstream sector participants continued to find attractive growth projects and execute strategic mergers and acquisitions (M&A), supported by an increase in natural gas demand driven by artificial intelligence (AI), data centers and liquefied natural gas exports.
• For the fiscal period February 20, 2025 (Fund inception) through October 31, 2025, on a net asset value ("NAV") basis, the Fund returned -4.46%. During the same time period, the Alerian Midstream Energy Select Index-TR returned -3.87%.
What contributed to performance?
Allocations |  Sector allocation and security selection within Petroleum Transportation & Storage contributed strongly to performance.
Security Selection | Selection within the Diversified subsector, specifically TC Energy Corp., contributed to performance.
What detracted from performance?
Allocations |  An underweight allocation to the Natural Gas Transportation & Storage and a slight overweight allocation to the Gathering & Processing subsectors detracted from performance.
Security Selection | Selection within Natural Gas Transportation & Storage detracted from performance.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	Since Inception (2/20/25)
Invesco SteelPath MLP & Energy Infrastructure ETF — NAV Return	-4.46%
Alerian Midstream Energy Select Index-TR	-3.87%
S&P 500® Index	12.79%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ETFs for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$48,765,495
Total number of portfolio holdings	28
Total advisory fees paid	$150,041
Portfolio turnover rate	2%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
Williams Cos., Inc. (The)	6.49%
Targa Resources Corp.	5.93%
TC Energy Corp.	5.84%
Plains GP Holdings L.P., Class A	5.40%
Enbridge, Inc.	4.94%
Pembina Pipeline Corp.	4.91%
Energy Transfer L.P.	4.86%
Cheniere Energy, Inc.	4.86%
Kinder Morgan, Inc.	4.76%
ONEOK, Inc.	4.70%
* Excluding money market fund holdings, if any.
Industry allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
Only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your broker-dealer.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
P-PIPE-AR
Invesco SteelPath MLP & Energy Infrastructure ETF

Invesco Top QQQ ETF
QBIG | The Nasdaq Stock Market LLC
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco Top QQQ ETF (the “Fund”) for the period December 2, 2024 (commencement of operations) to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 983-0903.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment▼	Costs paid as a percentage of a $10,000 investment*
Invesco Top QQQ ETF	$22	0.21%†
▼	The Fund commenced operations during the reporting period. Expenses for a full reporting period would be higher.
*	Annualized.
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal period ended October 31, 2025, large-cap equities benefited from investment themes tied to artificial intelligence (AI), following the initial downturn and volatility related to tariff concerns. A shift in lowering interest rates also improved corporate earnings and increased risk sentiment.
• For the fiscal period December 4, 2024 (Fund inception) through October 31, 2025, on a net asset value ("NAV") basis, the Fund returned 30.37%. During the same time period, the Nasdaq-100 Mega Index returned 31.16%.
What contributed to performance?
Security Selection |  Security selection within the information technology sector contributed strongly to performance. Broadcom was a key contributor to returns for the period following several announcements to partner with major AI-related companies, improving prospects for demand.
What detracted from performance?
Allocations |  An underweight allocation to the information technology sector detracted from performance.
Security Selection | An underweight allocation to Netflix was a detractor from performance.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	Since Inception (12/4/24)
Invesco Top QQQ ETF — NAV Return	30.37%
NASDAQ® Composite Index	20.92%
Nasdaq-100 Mega Index	31.16%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ETFs for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$42,055,320
Total number of portfolio holdings	13
Total advisory fees paid	$54,411
Portfolio turnover rate	106%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	10.34%
Apple, Inc.	8.43%
Microsoft Corp.	8.08%
Broadcom, Inc.	6.04%
Amazon.com, Inc.	5.47%
Alphabet, Inc., Class A	3.44%
Alphabet, Inc., Class C	3.21%
Meta Platforms, Inc., Class A	2.95%
Netflix, Inc.	2.46%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
Only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your broker-dealer.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
P-QBIG-AR
Invesco Top QQQ ETF

Invesco Total Return Bond ETF
GTO | NYSE Arca, Inc.
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco Total Return Bond ETF (the “Fund”) for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 983-0903.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Total Return Bond ETF	$28	0.27%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2025, the global economic outlook shifted markedly as widespread US-imposed tariffs and broader policy uncertainty provoked market volatility, sell-offs, and credit spread tightening. Elevated yields continued to attract buyers and we believe stability in interest rates can be a positive factor further supporting demand for investment grade credit.
• For the fiscal year ended October 31, 2025, on a net asset value ("NAV") basis, the Fund returned 6.27%. During the same time period, the Bloomberg U.S. Aggregate Bond Index returned 6.16%.
What contributed to performance?
Security Selection |  Selection within structured securities, specifically 30-year conventional mortgages, was a key driver of positive performance during the period.
Allocations | An overweight allocation to investment grade financial institutions, particularly exposure to the banking sub-sector, positively contributed to relative performance.
What detracted from performance?
Allocations |  Exposure to high yield consumer cyclicals detracted from performance during the period.
Security Selection | Selection within investment grade communications detracted from relative performance during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	Since Inception (2/10/16)
Invesco Total Return Bond ETF — NAV Return	6.27%	0.16%	3.21%
Bloomberg U.S. Aggregate Bond Index	6.16%	-0.24%	1.80%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ETFs for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
Notes Regarding Indexes and Fund Performance History:
- Effective after the close of business on April 6, 2018, Guggenheim Total Return Bond ETF was reorganized into the Fund. Fund returns shown are blended returns of Guggenheim Total Return Bond ETF and the Fund.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$1,922,560,490
Total number of portfolio holdings	1,595
Total advisory fees paid	$5,012,044
Portfolio turnover rate	629%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
U.S. Treasury Bonds, 4.75%, 05/15/2055	3.79%
U.S. Treasury Notes, 4.25%, 08/15/2035	3.58%
Uniform Mortgage-Backed Securities, TBA, 2.00%, 11/01/2055	3.19%
Uniform Mortgage-Backed Securities, TBA, 2.50%, 11/01/2055	3.14%
Uniform Mortgage-Backed Securities, TBA, 3.00%, 11/01/2055	2.70%
U.S. Treasury Notes, 3.63%, 09/30/2030	2.51%
U.S. Treasury Notes, 3.50%, 09/30/2027	1.66%
Uniform Mortgage-Backed Securities, TBA, 3.50%, 11/01/2055	1.64%
U.S. Treasury Notes, 3.50%, 10/15/2028	1.60%
Uniform Mortgage-Backed Securities, TBA, 4.00%, 11/01/2055	1.41%
* Excluding money market fund holdings, if any.
Security type allocation
(% of total investments)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
Only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your broker-dealer.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
P-GTO-AR
Invesco Total Return Bond ETF

Invesco Ultra Short Duration ETF
GSY | NYSE Arca, Inc.
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco Ultra Short Duration ETF (the “Fund”) for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 983-0903.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Ultra Short Duration ETF	$23	0.22%
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2025, the Federal Open Market Committee (FOMC) cut interest rates by 100 basis points ("bps"), with the most recent 25 bps cut occurring in October of 2025. Overall credit fundamentals remained strong despite the gradual slowing of the economy, and short-term credit spreads have returned to the tightened levels last seen in November of 2024, after the volatility that followed the April 2, 2025 "Liberation Day" tariff announcements. Short duration investors have continued to position for the anticipated lowering of the Fed Funds rate.
• For the fiscal year ended October 31, 2025, on a net asset value ("NAV") basis, the Fund returned 5.11%. During the same time period, the ICE BofA US Treasury Bill Index returned 4.42%.
What contributed to performance?
Allocations |  Sector allocation to investment grade credit and cash securities contributed the most to positive relative performance.
What detracted from performance?
Allocations |  Duration exposure to cash securities was the main detractor during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Ultra Short Duration ETF — NAV Return	5.11%	3.25%	2.71%
Bloomberg U.S. Aggregate Bond Index	6.16%	-0.24%	1.90%
ICE BofA US Treasury Bill Index	4.42%	3.05%	2.13%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ETFs for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
Notes Regarding Indexes and Fund Performance History:
- Effective after the close of business on April 6, 2018, Guggenheim Ultra Short Duration ETF was reorganized into the Fund. Fund returns shown are blended returns of Guggenheim Ultra Short Duration ETF and the Fund.
- Prior to July 1, 2022, ICE BofA US Treasury Bill Index returns reflect no deduction for fees, expenses or taxes. Effective July 1, 2022, ICE BofA US Treasury Bill Index returns reflect no deduction for taxes, but include transaction costs (as determined and calculated by the index provider), which may be higher or lower than the actual transaction costs incurred by the Fund.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$3,194,993,820
Total number of portfolio holdings	381
Total advisory fees paid	$5,361,379
Portfolio turnover rate	41%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
Canadian Natural Resources Ltd., 4.23%, 11/03/2025	0.75%
Jabil, Inc., 4.40%, 11/03/2025	0.69%
GA Global Funding Trust, 4.40%, 09/23/2027	0.65%
Western Midstream Operating L.P., 4.51%, 11/05/2025	0.63%
AutoNation, Inc., 4.30%, 11/06/2025	0.63%
Extra Space Storage L.P., 4.21%, 12/09/2025	0.62%
Harley-Davidson Financial Services, Inc., 4.60 - 4.96%, 11/04/2025	0.60%
Oracle Corp., 4.28%, 01/16/2026	0.57%
Air Lease Corp., 4.30%, 12/04/2025	0.56%
TELUS Corp., 4.50%, 04/09/2026	0.55%
* Excluding money market fund holdings, if any.
Security type allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
Only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your broker-dealer.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
P-GSY-AR
Invesco Ultra Short Duration ETF

Invesco Variable Rate Investment Grade ETF
VRIG | The Nasdaq Stock Market LLC
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco Variable Rate Investment Grade ETF (the “Fund”) for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 983-0903.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Variable Rate Investment Grade ETF	$31	0.30%
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2025, the Federal Open Market Committee (FOMC) cut interest rates by 100 basis points (bps), with the most recent 25 bps cut occurring in October of 2025. Overall credit fundamentals remained strong despite the gradual slowing of the economy, and short-term credit spreads have returned to the tightened levels last seen in November of 2024, after the volatility that followed the April 2, 2025 "Liberation Day" tariff announcements. Short duration investors have continued to position for the anticipated lowering of the Fed Funds rate.
• For the fiscal year ended October 31, 2025, on a net asset value ("NAV") basis, the Fund returned 5.38%. During the same time period, the Bloomberg US Floating Rate Note Index returned 5.26%.
What contributed to performance?
Allocations |  Agency credit risk transfer securities, the principal Fund holdings in residential credit, were the largest positive contributors. In addition, agency mortgage-backed securities, commercial mortgage-backed securities (CMBS), and asset-backed securities (ABS) all contributed positively during the period.
Security Selection | Security selection within floating rate corporate bonds contributed meaningfully to performance during the period.
What detracted from performance?
Allocations |  The primary detractor from Fund performance was its underweight exposure to corporate credit. Corporates delivered strong returns during the period, and the Fund’s positioning limited participation in that upside.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	Since Inception (9/22/16)
Invesco Variable Rate Investment Grade ETF — NAV Return	5.38%	4.16%	3.39%
Bloomberg US Floating Rate Note Index	5.26%	3.89%	3.21%
Bloomberg U.S. Aggregate Bond Index	6.16%	-0.24%	1.54%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ETFs for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$1,287,453,689
Total number of portfolio holdings	346
Total advisory fees paid	$3,655,057
Portfolio turnover rate	62%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
U.S. Treasury Floating Rate Notes, 3.95%, 01/31/2027	9.40%
U.S. Treasury Floating Rate Notes, 4.01%, 04/30/2027	3.35%
U.S. Treasury Floating Rate Notes, 4.01%, 07/31/2027	3.10%
U.S. Treasury Floating Rate Notes, 4.06%, 10/31/2026	2.99%
Freddie Mac REMICs, 5.50%, 11/25/2055	0.79%
Freddie Mac REMICs, 5.55%, 11/25/2055	0.78%
Freddie Mac, Series 2024-HQA1, Class A1, STACR®, 5.43%, 03/25/2044	0.73%
Fannie Mae Connecticut Avenue Securities, Series 2023-R03, Class 2M1, 6.68%, 04/25/2043	0.71%
OneMain Financial Issuance Trust, Series 2023-2A, Class A2, 5.74%, 09/15/2036	0.71%
Freddie Mac REMICs, 5.68%, 04/25/2055	0.70%
* Excluding money market fund holdings, if any.
Security type allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
Only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your broker-dealer.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
P-VRIG-AR
Invesco Variable Rate Investment Grade ETF

(b) Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics (the "Code") that applies to the Registrant's Principal Executive Officer ("PEO") and Principal Financial Officer ("PFO"). This Code is filed as an exhibit to this report on Form N-CSR under Item 19(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended October 31, 2025.

Item 3. Audit Committee Financial Expert.

The Registrant's Board of Trustees (the "Board") has determined that the Registrant has four "audit committee financial experts" serving on its audit committee: Mr. Marc M. Kole, Ms. Joanne Pace, Mr. Gary R. Wicker and Mr. Donald H. Wilson. Each of these audit committee members is "independent," meaning that he/she is not an "interested person" of the Registrant (as that term is defined in Section 2(a)(19) of the Act) and he/she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his/her capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that a person has any greater duties, obligations, or liability than those imposed on a person without the "audit committee financial expert" designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or Board.

Item 4. Principal Accountant Fees and Services.

(a)	to (d)

Fees Billed by PwC to the Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for pre-approved services rendered to the Registrant for the last two fiscal years as shown in the following table.  The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year Ended 2025	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year Ended 2024
Audit Fees	$ 651,825	$ 451,280
Audit-Related Fees(1)	$ 10,000	$ 0
Tax Fees(2)	$ 277,380	$ 168,840
All Other Fees	$ 0	$ 0
Total Fees	$ 939,205	$ 620,120

(1)	Audit-Related Fees for the fiscal year ended 2025 includes fees billed for reviewing regulatory filings.
(2)

Tax Fees for the fiscal years ended 2025 and 2024 include fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Affiliates

PwC billed Invesco Capital Management LLC (“Invesco” or “Adviser”), the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”), aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to be pre-approved.

	Fees Billed for Non-Audit Services Rendered to Invesco and Affiliates for FiscalYear Ended 2025 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Affiliates for FiscalYear Ended 2024 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$ 1,161,000	$ 1,134,000
Tax Fees	$ 0	$ 0
All Other Fees	$ 0	$ 0
Total Fees	$ 1,161,000	$ 1,134,000

(1)	Audit-Related Fees for the fiscal years ended 2025 and 2024 include fees billed related to reviewing controls at a service organization.

(e)(1)Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Policies and Procedures

As Adopted by the Audit Committee of the Invesco ETFs

Applicable to

Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (collectively the “Funds”)

Risk Addressed by Policy	Approval of Audit and Non-Audit Services
Relevant Law and Other Sources	Sarbanes-Oxley Act of 2002; Regulation S-X.
Last Reviewed by Compliance for Accuracy	June 15, 2018
Effective Date	June 26, 2009
Amended Dates	March 12, 2015 and June 15, 2018

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made. The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual Audit services engagement terms will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:
a.

The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.

Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and
3.	Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client
•	Financial information systems design and implementation
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
•	Actuarial services
•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions
•	Human resources
•	Broker-dealer, investment adviser, or investment banking services
•	Legal services
•	Expert services unrelated to the audit
•	Any service or product provided for a contingent fee or a commission
•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance
•	Tax services for persons in financial reporting oversight roles at the Fund
•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.
(e)(2)	There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.
(f)	Not applicable.
(g)

In addition to the amounts shown in the tables above, PwC billed Invesco and Affiliates aggregate fees of $6,737,000 for the fiscal year ended October 31, 2025 and $6,466,000 for the fiscal year ended October 31, 2024 for non-audit services not required to be pre-approved by the Registrant’s Audit Committee.  In total, PwC billed the Registrant, Invesco and Affiliates aggregate non-audit fees of $8,175,380 for the fiscal year ended October 31, 2025 and $7,768,840 for the fiscal year ended October 31, 2024.

(h)

With respect to the non-audit services above billed to Invesco and Affiliates that were not required to be pre-approved by the Registrant’s Audit Committee, the Audit Committee received information from PwC about such services, including by way of comparison, that PwC provided audit services to entities within the Investment Company Complex, as defined by Rule 2-01(f)(14) of Regulation S-X, of approximately $35 million and non-audit services of approximately $26 million for the fiscal year ended 2025. The Audit Committee considered this information in evaluating PwC’s independence.

(i)	Not applicable.
(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists solely of independent trustees. The Audit Committee members are Marc M. Kole, Joanne Pace, Gary R. Wicker, and Donald H. Wilson.
(b) Not applicable.

Item 6. Investments.

(a) Investments in securities of unaffiliated issuers is filed under Item 7 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Invesco Annual Financial Statements and Other Information
October 31, 2025
ICLO	Invesco AAA CLO Floating Rate Note ETF
PSR	Invesco Active U.S. Real Estate ETF
CSTK	Invesco Comstock Contrarian Equity ETF
GTOC	Invesco Core Fixed Income ETF
IQSZ	Invesco Global Equity Net Zero ETF
IHYF	Invesco High Yield Bond Factor ETF
HIYS	Invesco High Yield Select ETF
MTRA	Invesco International Growth Focus ETF
EFAA	Invesco MSCI EAFE Income Advantage ETF
QQHG	Invesco QQQ Hedged Advantage ETF
QQA	Invesco QQQ Income Advantage ETF
PHDG	Invesco S&P 500® Downside Hedged ETF
RSPA	Invesco S&P 500 Equal Weight Income Advantage ETF
GTOS	Invesco Short Duration Total Return Bond ETF
PIPE	Invesco SteelPath MLP & Energy Infrastructure ETF
QBIG	Invesco Top QQQ ETF
GTO	Invesco Total Return Bond ETF
GSY	Invesco Ultra Short Duration ETF
VRIG	Invesco Variable Rate Investment Grade ETF

Invesco AAA CLO Floating Rate Note ETF (ICLO)
October 31, 2025
Schedule of Investments

	Principal Amount	Value
Asset-Backed Securities-100.65%
522 Funding CLO Ltd.
Series 2019-5A, Class BR, 5.76% (3 mo. Term SOFR + 1.85%), 04/15/2035(a)(b)	$500,000	$500,439
Series 2020-6A, Class A1R2, 5.06% (3 mo. Term SOFR + 1.20%), 10/23/2034(a)(b)	130,000	130,216
ABPCI Direct Lending Fund CLO V Ltd. (Cayman Islands)
Series 2019-5A, Class A1RR, 6.08% (3 mo. Term SOFR + 2.20%), 01/20/2036(a)(b)	1,300,000	1,304,092
Series 2019-5A, Class A1Z, 5.88% (3 mo. Term SOFR + 2.00%), 01/20/2036(a)(b)	1,500,000	1,503,326
AGL CLO 14 Ltd. (Cayman Islands), Series 2021-14A, Class AR, 5.00% (3 mo. Term SOFR + 1.13%), 12/02/2034(a)(b)	1,000,000	1,000,657
AGL CLO 20 Ltd. (Jersey), Series 2022- 20A, Class BR, 5.63% (3 mo. Term SOFR + 1.75%), 10/20/2037(a)(b)	250,000	250,627
AGL CLO 28 Ltd. (Jersey), Series 2023- 28A, Class AL2, 5.57% (3 mo. Term SOFR + 1.70%), 01/21/2037(a)(b)	300,000	300,689
AGL CLO 29 Ltd. (Jersey), Series 2024- 29A, Class A1, 5.44% (3 mo. Term SOFR + 1.57%), 04/21/2037(a)(b)	4,000,000	4,013,936
AGL CLO 37 Ltd. (Cayman Islands), Series 2024-37A, Class A1, 5.10% (3 mo. Term SOFR + 1.24%), 04/22/2038(a)(b)	2,500,000	2,503,490
AGL Core CLO 27 Ltd. (Cayman Islands), Series 2023-27A, Class A, 5.60% (3 mo. Term SOFR + 1.73%), 10/21/2036(a)(b)	500,000	501,172
AGL Core CLO 31 Ltd. (Cayman Islands), Series 2024-31A, Class A, 5.28% (3 mo. Term SOFR + 1.40%), 07/20/2037(a)(b)	2,200,000	2,204,919
AGL Core CLO 4 Ltd. (Cayman Islands), Series 2020-4A, Class AR2, 5.26% (3 mo. Term SOFR + 1.38%), 10/20/2037(a)(b)	1,250,000	1,254,003
AIMCO CLO Ltd. (Cayman Islands)
Series 2019-10A, Class ARR, 5.27% (3 mo. Term SOFR + 1.41%), 07/22/2037(a)(b)	250,000	250,443
Series 2020-11A, Class A2R, 5.38% (3 mo. Term SOFR + 1.50%), 07/17/2037(a)(b)	4,250,000	4,251,827
Series 2021-16A, Class AR, 5.28% (3 mo. Term SOFR + 1.40%), 07/17/2037(a)(b)	1,250,000	1,252,134
Series 2025-23A, Class B, 5.28% (3 mo. Term SOFR + 1.40%), 04/20/2038(a)(b)	1,000,000	998,380
	Principal Amount	Value
Antares CLO Ltd. (Cayman Islands)
Series 2018-3A, Class A2R, 5.68% (3 mo. Term SOFR + 1.80%), 07/20/2036(a)(b)	$1,400,000	$1,401,515
Series 2021-1A, Class A1R, 5.31% (3 mo. Term SOFR + 1.42%), 10/25/2038(a)(b)	5,200,000	5,207,353
Apidos CLO XXVIII (Cayman Islands), Series 2017-28A, Class A1BR, 5.82% (3 mo. Term SOFR + 1.55%), 10/20/2038(a)(b)	2,000,000	1,999,398
Apidos CLO XXXIX Ltd. (Cayman Islands), Series 2022-39A, Class A1R, 5.40% (3 mo. Term SOFR + 1.23%), 10/21/2038(a)(b)	4,000,000	4,005,868
Apidos Loan Fund Ltd. (Cayman Islands), Series 2024-1A, Class A1R, 5.38% (3 mo. Term SOFR + 1.25%), 10/25/2038(a)(b)	300,000	300,150
Bain Capital Credit CLO Ltd. (Cayman Islands)
Series 2022-1A, Class A1R, 5.12% (3 mo. Term SOFR + 1.24%), 10/18/2038(a)(b)	2,600,000	2,606,113
Series 2023-3A, Class A1R, 5.18% (3 mo. Term SOFR + 1.31%), 10/24/2038(a)(b)	4,000,000	4,009,480
Ballyrock CLO 14 Ltd. (Cayman Islands), Series 2020-14A, Class A1A, 5.26% (3 mo. Term SOFR + 1.38%), 07/20/2037(a)(b)	1,500,000	1,504,360
Barings CLO Ltd. (Cayman Islands)
Series 2019-1A, Class AR2, 5.17% (3 mo. Term SOFR + 1.25%), 10/15/2038(a)(b)	2,000,000	2,003,362
Series 2022-3A, Class BR, 5.63% (3 mo. Term SOFR + 1.75%), 10/20/2037(a)(b)	1,500,000	1,503,195
Benefit Street Partners CLO XX Ltd. (Cayman Islands), Series 2020-20A, Class ARR, 5.20% (3 mo. Term SOFR + 1.29%), 07/15/2037(a)(b)	5,000,000	5,010,250
Benefit Street Partners CLO XXIX Ltd. (Jersey), Series 2022-29A, Class AR, 5.04% (3 mo. Term SOFR + 1.18%), 01/25/2038(a)(b)	2,500,000	2,501,690
Benefit Street Partners CLO XXVII Ltd. (Jersey), Series 2022-27A, Class AR, 5.25% (3 mo. Term SOFR + 1.37%), 10/20/2037(a)(b)	2,200,000	2,206,829
Benefit Street Partners CLO XXXVII Ltd. (Cayman Islands), Series 2024-37A, Class A, 5.21% (3 mo. Term SOFR + 1.35%), 01/25/2038(a)(b)	2,500,000	2,506,945
Blackrock MT. Lassen CLO XV LLC, Series 2025-1A, Class A1, 5.97% (3 mo. Term SOFR + 1.65%), 07/15/2037(a)(b)	7,500,000	7,510,725
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco AAA CLO Floating Rate Note ETF (ICLO)—(continued)
October 31, 2025
	Principal Amount	Value
Blueberry Park CLO Ltd. (Jersey), Series 2024-1A, Class A, 5.23% (3 mo. Term SOFR + 1.35%), 10/20/2037(a)(b)	$4,000,000	$4,010,932
Broad River Bsl Funding CLO Ltd. (Cayman Islands), Series 2020-1A, Class AR, 5.32% (3 mo. Term SOFR + 1.43%), 07/20/2034(a)(b)	1,670,000	1,670,835
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands), Series 2014-2RA, Class A2, 5.80% (3 mo. Term SOFR + 1.59%), 05/15/2031(a)(b)	1,000,000	1,000,269
Carlyle US CLO Ltd. (Cayman Islands)
Series 2019-3A, Class A2RR, 5.93% (3 mo. Term SOFR + 2.05%), 04/20/2037(a)(b)	1,000,000	1,003,074
Series 2021-4A, Class A1, 5.26% (3 mo. Term SOFR + 1.37%), 04/20/2034(a)(b)	1,300,000	1,301,343
Series 2021-4A, Class B1, 5.80% (3 mo. Term SOFR + 1.91%), 04/20/2034(a)(b)	1,000,000	1,003,192
Series 2021-6A, Class A1R, 5.20% (3 mo. Term SOFR + 1.29%), 01/15/2038(a)(b)	2,000,000	2,001,838
Series 2022-3A, Class AR, 5.43% (3 mo. Term SOFR + 1.55%), 04/20/2037(a)(b)	2,500,000	2,505,140
Series 2024-1A, Class A, 5.44% (3 mo. Term SOFR + 1.53%), 04/15/2037(a)(b)	450,000	451,609
CBAM Ltd. (Cayman Islands), Series 2018- 5A, Class A1R, 5.45% (3 mo. Term SOFR + 1.34%), 10/17/2038(a)(b)	4,000,000	4,014,716
CBAMR Ltd. (Cayman Islands)
Series 2019-9A, Class AR, 5.54% (3 mo. Term SOFR + 1.63%), 07/15/2037(a)(b)	1,000,000	1,003,572
Series 2021-14A, Class A1R, 5.24% (3 mo. Term SOFR + 1.28%), 10/20/2038(a)(b)	1,600,000	1,600,795
Cedar Funding II CLO Ltd. (Cayman Islands)
Series 2013-1A, Class AR3, 5.40% (3 mo. Term SOFR + 1.31%), 07/22/2038(a)(b)	2,500,000	2,503,685
Series 2013-1A, Class BR3, 5.84% (3 mo. Term SOFR + 1.75%), 07/22/2038(a)(b)	1,200,000	1,203,404
Cedar Funding IX CLO Ltd. (Cayman Islands), Series 2018-9A, Class AR, 5.30% (3 mo. Term SOFR + 1.42%), 07/20/2037(a)(b)	6,000,000	6,013,992
Cedar Funding XI CLO Ltd. (Cayman Islands), Series 2019-11A, Class A1R2, 5.26% (3 mo. Term SOFR + 1.06%), 05/29/2032(a)(b)	820,611	821,637
Cedar Funding XII CLO Ltd. (Cayman Islands), Series 2020-12A, Class ARR, 5.06% (3 mo. Term SOFR + 1.20%), 01/25/2038(a)(b)	1,250,000	1,251,025
	Principal Amount	Value
Cedar Funding XIV CLO Ltd. (Cayman Islands), Series 2021-14A, Class AR, 5.29% (3 mo. Term SOFR + 1.38%), 10/15/2037(a)(b)	$5,000,000	$5,013,035
Cerberus Loan Funding XL LLC, Series 2023-1A, Class A, 6.31% (3 mo. Term SOFR + 2.40%), 03/22/2035(a)(b)	1,550,000	1,552,488
Cerberus Loan Funding XLI LLC, Series 2023-2A, Class A1, 6.46% (3 mo. Term SOFR + 2.55%), 07/15/2035(a)(b)	512,000	514,390
CIFC Funding Ltd. (Cayman Islands)
Series 2013-2A, Class A2L2, 5.65% (3 mo. Term SOFR + 1.76%), 10/18/2030(a)(b)	500,000	501,027
Series 2014-4RA, Class A1A2, 4.87% (3 mo. Term SOFR + 0.99%), 01/17/2035(a)(b)	740,000	740,301
Series 2014-5A, Class A1R3, 5.26% (3 mo. Term SOFR + 1.38%), 07/17/2037(a)(b)	1,300,000	1,304,226
Series 2016-1A, Class AR3, 4.87% (3 mo. Term SOFR + 1.00%), 10/21/2031(a)(b)	510,481	509,524
Series 2017-1A, Class ARR, 5.42% (3 mo. Term SOFR + 1.55%), 04/21/2037(a)(b)	3,900,000	3,917,901
Series 2017-5A, Class AR, 5.29% (3 mo. Term SOFR + 1.41%), 07/17/2037(a)(b)	1,300,000	1,302,721
Series 2020-3A, Class A1R2, 5.07% (3 mo. Term SOFR + 1.21%), 10/20/2038(a)(b)	1,500,000	1,502,606
Series 2023-2A, Class A, 5.62% (3 mo. Term SOFR + 1.75%), 01/21/2037(a)(b)	5,000,000	5,015,715
Eaton Vance CLO Ltd. (Cayman Islands), Series 2013-1A, Class AR4, 5.25% (3 mo. Term SOFR + 1.34%), 10/15/2038(a)(b)	2,200,000	2,204,882
Elmwood CLO 19 Ltd. (Cayman Islands), Series 2022-6A, Class AR2, 5.15% (3 mo. Term SOFR + 1.24%), 10/17/2038(a)(b)	2,100,000	2,103,150
Elmwood CLO 21 Ltd. (Cayman Islands), Series 2022-8A, Class AR2, 5.12% (3 mo. Term SOFR + 1.22%), 10/15/2038(a)(b)	3,500,000	3,504,994
Elmwood CLO 24 Ltd. (Cayman Islands), Series 2023-3A, Class AR, 5.20% (3 mo. Term SOFR + 1.32%), 01/17/2038(a)(b)	1,000,000	1,002,073
Elmwood CLO 26 Ltd. (Cayman Islands), Series 2024-1A, Class B, 5.88% (3 mo. Term SOFR + 2.00%), 04/18/2037(a)(b)	1,100,000	1,104,023
Elmwood CLO 29 Ltd. (Cayman Islands), Series 2024-5A, Class AR1, 5.40% (3 mo. Term SOFR + 1.52%), 04/20/2037(a)(b)	520,000	521,377
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco AAA CLO Floating Rate Note ETF (ICLO)—(continued)
October 31, 2025
	Principal Amount	Value
Elmwood CLO III Ltd. (Cayman Islands)
Series 2019-3A, Class A1RR, 5.26% (3 mo. Term SOFR + 1.38%), 07/18/2037(a)(b)	$6,000,000	$6,008,070
Series 2019-3A, Class A2RR, 5.48% (3 mo. Term SOFR + 1.60%), 07/18/2037(a)(b)	325,000	326,011
Elmwood CLO VI Ltd. (Cayman Islands), Series 2020-3A, Class ARR, 5.26% (3 mo. Term SOFR + 1.38%), 07/18/2037(a)(b)	1,000,000	1,001,404
Elmwood CLO VIII Ltd. (Cayman Islands), Series 2021-1A, Class AR, 5.43% (3 mo. Term SOFR + 1.55%), 04/20/2037(a)(b)	1,800,000	1,803,829
Elmwood CLO X Ltd. (Cayman Islands), Series 2021-3A, Class BR2, 5.53% (3 mo. Term SOFR + 1.65%), 07/20/2038(a)(b)	1,000,000	1,003,083
Empower CLO Ltd. (Cayman Islands)
Series 2022-1A, Class A1R, 5.27% (3 mo. Term SOFR + 1.39%), 10/20/2037(a)(b)	3,750,000	3,761,636
Series 2023-1A, Class BR, 5.86% (3 mo. Term SOFR + 2.00%), 04/25/2038(a)(b)	1,000,000	1,006,497
Series 2024-1A, Class A1, 5.46% (3 mo. Term SOFR + 1.60%), 04/25/2037(a)(b)	4,800,000	4,816,517
Series 2025-1A, Class A, 5.19% (3 mo. Term SOFR + 1.31%), 07/20/2038(a)(b)	5,000,000	5,016,340
Series 2025-1A, Class B, 5.68% (3 mo. Term SOFR + 1.80%), 07/20/2038(a)(b)	1,750,000	1,756,121
Flatiron CLO 21 Ltd. (Cayman Islands), Series 2021-1A, Class A1R, 5.24% (3 mo. Term SOFR + 1.36%), 10/19/2037(a)(b)	1,945,000	1,953,103
Flatiron CLO 25 Ltd. (Cayman Islands), Series 2024-2A, Class A, 5.23% (3 mo. Term SOFR + 1.35%), 10/17/2037(a)(b)	3,500,000	3,509,425
Galaxy XXII CLO Ltd. (Cayman Islands), Series 2016-22A, Class ARR, 5.13% (3 mo. Term SOFR + 1.24%), 04/16/2034(a)(b)	1,750,000	1,752,075
Galaxy XXIV CLO Ltd. (Cayman Islands), Series 2017-24A, Class AR, 5.45% (3 mo. Term SOFR + 1.54%), 04/15/2037(a)(b)	1,250,000	1,252,895
GoldenTree Loan Management US CLO 12 Ltd. (Cayman Islands), Series 2022-12A, Class AJR, 5.41% (3 mo. Term SOFR + 1.53%), 07/20/2037(a)(b)	2,075,000	2,081,024
GoldenTree Loan Management US CLO 9 Ltd., Series 2021-9A, Class AR, 5.38% (3 mo. Term SOFR + 1.50%), 04/20/2037(a)(b)	6,300,000	6,323,871
Golub Capital Partners CLO 49(M) Ltd. (Cayman Islands), Series 2020-49A, Class A1R, 5.84% (3 mo. Term SOFR + 1.52%), 07/20/2038(a)(b)	4,000,000	3,986,908
	Principal Amount	Value
Golub Capital Partners CLO 54(M) L.P. (Cayman Islands), Series 2021-54A, Class A1R, 5.80% (3 mo. Term SOFR + 1.47%), 08/05/2037(a)(b)	$2,400,000	$2,401,970
Golub Capital Partners CLO 61(M), Series 2022-61A, Class A1A, 5.09% (3 mo. Term SOFR + 1.23%), 07/25/2035(a)(b)	5,000,000	4,995,390
Golub Capital Partners CLO 69(M)
Series 2023-69A, Class A, 6.58% (3 mo. Term SOFR + 2.35%), 11/09/2036(a)(b)	2,000,000	2,000,100
Series 2023-69A, Class AR, (3 mo. Term SOFR + 1.40%)11/09/2038(a)(b)	2,000,000	2,001,048
Golub Capital Partners CLO 71(M), Series 2024-71A, Class A, 6.18% (3 mo. Term SOFR + 1.95%), 02/09/2037(a)(b)	1,000,000	1,003,788
Golub Capital Partners CLO 78(M), Series 2025-78A, Class A1, 5.25% (3 mo. Term SOFR + 1.38%), 04/21/2039(a)(b)	3,500,000	3,491,236
Harmony-Peace Park CLO Ltd. (Jersey), Series 2024-1A, Class A, 5.23% (3 mo. Term SOFR + 1.35%), 10/20/2037(a)(b)	5,000,000	5,019,925
Ivy Hill Middle Market Credit Fund IX Ltd. (Cayman Islands), Series 9A, Class A1R3, 5.64% (3 mo. Term SOFR + 1.52%), 07/23/2037(a)(b)	1,200,000	1,198,402
Ivy Hill Middle Market Credit Fund VII Ltd. (Cayman Islands), Series 7A, Class AR3, 5.51% (3 mo. Term SOFR + 1.60%), 10/15/2036(a)(b)	500,000	501,434
Madison Park Funding XIX Ltd. (Cayman Islands), Series 2015-19A, Class AR3, 5.46% (3 mo. Term SOFR + 1.60%), 01/22/2037(a)(b)	1,000,000	1,001,661
Magnetite XL Ltd. (Cayman Islands), Series 2024-40A, Class A1, 5.36% (3 mo. Term SOFR + 1.45%), 07/15/2037(a)(b)	2,500,000	2,507,812
Magnetite Xlii Ltd., Series 2024-42A, Class A1, 5.17% (3 mo. Term SOFR + 1.31%), 01/25/2038(a)(b)	1,500,000	1,503,177
Magnetite XVII Ltd. (Cayman Islands), Series 2016-17A, Class AR2, 5.38% (3 mo. Term SOFR + 1.50%), 04/20/2037(a)(b)	3,100,000	3,111,625
Magnetite XXI Ltd. (Cayman Islands), Series 2019-21A, Class AR, 5.17% (3 mo. Term SOFR + 1.28%), 04/20/2034(a)(b)	2,500,000	2,501,882
Magnetite XXVII Ltd. (Cayman Islands)
Series 2020-27A, Class ARR, 5.16% (3 mo. Term SOFR + 1.23%), 10/20/2038(a)(b)	1,250,000	1,252,084
Series 2020-27A, Class BRR, 5.48% (3 mo. Term SOFR + 1.55%), 10/20/2038(a)(b)	1,000,000	1,003,569
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco AAA CLO Floating Rate Note ETF (ICLO)—(continued)
October 31, 2025
	Principal Amount	Value
Magnetite XXXIV Ltd. (Cayman Islands), Series 2023-34A, Class A1R, 5.05% (3 mo. Term SOFR + 1.14%), 01/15/2038(a)(b)	$4,000,000	$3,997,520
Magnetite XXXVII Ltd. (Cayman Islands)
Series 2023-37A, Class A, 5.53% (3 mo. Term SOFR + 1.65%), 10/20/2036(a)(b)	2,500,000	2,500,125
Series 2023-37A, Class A1R, 3.91% (3 mo. Term SOFR + 1.20%), 10/25/2038(a)(b)	2,500,000	2,501,307
Milford Park CLO Ltd. (Cayman Islands), Series 2022-1A, Class AR, 5.04% (3 mo. Term SOFR + 1.16%), 01/20/2038(a)(b)	5,000,000	4,997,360
Morgan Stanley Eaton Vance CLO Ltd. (Cayman Islands), Series 2022-16A, Class B, 5.86% (3 mo. Term SOFR + 1.95%), 04/15/2035(a)(b)	630,000	630,837
Neuberger Berman CLO XVI-S Ltd. (Cayman Islands), Series 2017-16SA, Class A1R, 5.09% (3 mo. Term SOFR + 1.18%), 04/15/2039(a)(b)	500,000	499,750
Neuberger Berman Loan Advisers CLO 33 Ltd. (Cayman Islands), Series 2019-33A, Class AR2, 5.11% (3 mo. Term SOFR + 1.22%), 04/16/2039(a)(b)	1,000,000	999,999
Neuberger Berman Loan Advisers CLO 39 Ltd. (Cayman Islands), Series 2020-39A, Class A1R, 5.41% (3 mo. Term SOFR + 1.53%), 04/20/2038(a)(b)	3,000,000	3,011,577
Neuberger Berman Loan Advisers CLO 40 Ltd. (Cayman Islands), Series 2021-40A, Class AR, 5.33% (3 mo. Term SOFR + 1.23%), 10/16/2037(a)(b)	6,000,000	6,007,716
Neuberger Berman Loan Advisers CLO 47 Ltd. (Cayman Islands), Series 2022-47A, Class AR, 5.20% (3 mo. Term SOFR + 1.09%), 04/16/2035(a)(b)	6,000,000	6,005,100
Neuberger Berman Loan Advisers NBLA CLO 52 Ltd. (Jersey), Series 2022-52A, Class AR, 5.22% (3 mo. Term SOFR + 1.35%), 10/24/2038(a)(b)	2,500,000	2,507,820
New Mountain CLO 8 Ltd. (Cayman Islands), Series CLO-8A, Class A1, 5.13% (3 mo. Term SOFR + 1.27%), 10/20/2038(a)(b)	5,000,000	5,001,250
OCP CLO Ltd. (Cayman Islands)
Series 2015-9A, Class AR3, 5.01% (3 mo. Term SOFR + 1.10%), 01/15/2037(a)(b)	3,500,000	3,502,383
Series 2016-12A, Class A1R3, 5.25% (3 mo. Term SOFR + 1.37%), 10/18/2037(a)(b)	1,000,000	1,002,128
Series 2017-13A, Class AR2, 5.21% (3 mo. Term SOFR + 1.34%), 11/26/2037(a)(b)	1,500,000	1,503,453
Series 2019-17A, Class AR2, 5.28% (3 mo. Term SOFR + 1.40%), 07/20/2037(a)(b)	4,000,000	4,008,944
	Principal Amount	Value
Series 2019-17A, Class BR2, 5.63% (3 mo. Term SOFR + 1.75%), 07/20/2037(a)(b)	$1,250,000	$1,253,696
Series 2020-20A, Class A1R, 5.41% (3 mo. Term SOFR + 1.53%), 04/18/2037(a)(b)	1,000,000	1,002,983
Series 2020-8RA, Class AR2, 5.10% (3 mo. Term SOFR + 1.22%), 10/17/2038(a)(b)	7,000,000	7,016,394
Series 2024-31A, Class A1, 5.51% (3 mo. Term SOFR + 1.63%), 04/20/2037(a)(b)	3,250,000	3,258,144
OHA Credit Funding 12-R Ltd. (Cayman Islands), Series 2022-12RA, Class B1, 5.93% (3 mo. Term SOFR + 1.60%), 07/20/2037(a)(b)	1,000,000	1,001,414
OHA Credit Funding 15-R Ltd. (Cayman Islands), Series 2023-15RA, Class A, 5.17% (3 mo. Term SOFR + 1.29%), 07/20/2038(a)(b)	1,275,000	1,276,173
OHA Credit Funding 17 Ltd. (Bermuda), Series 2024-17A, Class A, 5.36% (3 mo. Term SOFR + 1.48%), 04/20/2037(a)(b)	2,000,000	2,005,362
OHA Credit Funding 4 Ltd. (Cayman Islands), Series 2019-4A, Class AR2, 5.15% (3 mo. Term SOFR + 1.29%), 01/22/2038(a)(b)	2,331,000	2,335,608
OHA Credit Funding 8 Ltd. (Cayman Islands), Series 2021-8A, Class B1R, 5.43% (3 mo. Term SOFR + 1.55%), 01/20/2038(a)(b)	2,250,000	2,255,485
OHA Credit Partners VII Ltd. (Cayman Islands), Series 2012-7A, Class AR4, 5.34% (3 mo. Term SOFR + 1.14%), 02/20/2038(a)(b)	7,250,000	7,238,842
Palmer Square CLO Ltd. (Cayman Islands)
Series 2015-1A, Class A1A5, 5.27% (3 mo. Term SOFR + 1.05%), 05/21/2034(a)(b)	1,795,000	1,795,451
Series 2021-1A, Class A1AR, 5.03% (3 mo. Term SOFR + 1.15%), 04/20/2038(a)(b)	2,500,000	2,497,325
Series 2023-1A, Class AR, 5.13% (3 mo. Term SOFR + 1.25%), 01/20/2038(a)(b)	5,000,000	5,004,555
Park Blue CLO Ltd. (Cayman Islands)
Series 2022-1A, Class A1R, 5.30% (3 mo. Term SOFR + 1.42%), 10/20/2037(a)(b)	6,400,000	6,420,621
Series 2022-2A, Class A1R, 5.30% (3 mo. Term SOFR + 1.42%), 07/20/2037(a)(b)	1,280,000	1,283,475
Series 2025-7A, Class A1, 5.08% (3 mo. Term SOFR + 1.22%), 04/25/2038(a)(b)	7,250,000	7,248,550
Peace Park CLO Ltd. (Cayman Islands), Series 2021-1A, Class BR, 5.46% (3 mo. Term SOFR + 1.58%), 10/20/2038(a)(b)	1,000,000	1,001,897
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco AAA CLO Floating Rate Note ETF (ICLO)—(continued)
October 31, 2025
	Principal Amount	Value
Peebles Park CLO Ltd. (Jersey), Series 2024-1A, Class A, 5.37% (3 mo. Term SOFR + 1.50%), 04/21/2037(a)(b)	$2,400,000	$2,409,130
Pikes Peak CLO 4 (Cayman Islands), Series 2019-4A, Class ARR, 5.12% (3 mo. Term SOFR + 1.21%), 07/15/2034(a)(b)	1,250,000	1,252,269
Regatta 30 Funding Ltd. (Cayman Islands), Series 2024-4A, Class A2, 5.41% (3 mo. Term SOFR + 1.55%), 01/25/2038(a)(b)	1,300,000	1,301,027
Regatta X Funding Ltd. (Cayman Islands), Series 2017-3A, Class AR, 5.36% (3 mo. Term SOFR + 1.48%), 07/17/2037(a)(b)	2,000,000	2,007,064
Regatta XVII Funding Ltd. (Cayman Islands), Series 2020-1A, Class AR, 5.29% (3 mo. Term SOFR + 1.38%), 10/15/2037(a)(b)	4,600,000	4,613,142
Regatta XX Funding Ltd. (Cayman Islands), Series 2021-2A, Class AR, 5.09% (3 mo. Term SOFR + 1.18%), 01/15/2038(a)(b)	1,350,000	1,349,595
Regatta XXII Funding Ltd. (Cayman Islands), Series 2022-2A, Class AR, 5.13% (3 mo. Term SOFR + 1.25%), 07/20/2035(a)(b)	1,000,000	1,001,134
RR 15 Ltd. (Cayman Islands), Series 2021- 15A, Class A2, 5.62% (3 mo. Term SOFR + 1.71%), 04/15/2036(a)(b)	2,100,000	2,103,383
RR 24 Ltd. (Bermuda), Series 2022-24A, Class A1A2, 5.22% (3 mo. Term SOFR + 1.31%), 01/15/2037(a)(b)	900,000	902,281
RR 26 Ltd. (Cayman Islands), Series 2023- 26A, Class A1R, 5.03% (3 mo. Term SOFR + 1.12%), 04/15/2038(a)(b)	2,100,000	2,101,262
RR 29 Ltd. (Cayman Islands), Series 2024- 29RA, Class A1R, 5.30% (3 mo. Term SOFR + 1.39%), 07/15/2039(a)(b)	1,500,000	1,503,303
RR 38 Ltd. (Cayman Islands), Series 2025- 38A, Class A1A, 5.06% (3 mo. Term SOFR + 1.15%), 04/15/2040(a)(b)	1,300,000	1,298,605
RR 5 Ltd. (Cayman Islands), Series 2018- 5A, Class A1R, 5.41% (3 mo. Term SOFR + 1.50%), 07/15/2039(a)(b)	2,200,000	2,210,811
Shackleton CLO Ltd. (Cayman Islands), Series 2019-14A, Class A1R, 5.08% (3 mo. Term SOFR + 1.20%), 07/20/2034(a)(b)	1,250,000	1,249,595
Signal Peak CLO 10 Ltd. (Cayman Islands), Series 2021-10A, Class A1R, 5.06% (3 mo. Term SOFR + 1.19%), 01/24/2038(a)(b)	4,500,000	4,493,223
Signal Peak CLO 11 Ltd. (Cayman Islands), Series 2024-11A, Class A1, 5.33% (3 mo. Term SOFR + 1.45%), 07/18/2037(a)(b)	9,700,000	9,742,942
	Principal Amount		Value
Signal Peak CLO 14 Ltd. (Cayman Islands), Series 2024-14A, Class A, 5.16% (3 mo. Term SOFR + 1.30%), 01/22/2038(a)(b)		$2,000,000	$2,006,006
Signal Peak CLO 9 Ltd. (Cayman Islands), Series 2021-9A, Class A1R, 5.23% (3 mo. Term SOFR + 1.36%), 01/21/2038(a)(b)		1,300,000	1,304,588
Sona Fios CLO IV DAC (Ireland), Series 4A, Class A, 3.27% (3 mo. EURIBOR + 1.27%), 04/20/2038(a)(b)(c)	EUR	2,000,000	2,309,417
Symphony CLO 40 Ltd. (Bermuda)
Series 2023-40A, Class AR, 5.22% (3 mo. Term SOFR + 1.31%), 01/05/2038(a)(b)		$1,500,000	1,501,548
Series 2023-40A, Class BR, 5.61% (3 mo. Term SOFR + 1.70%), 01/05/2038(a)(b)		1,500,000	1,504,536
Symphony CLO XIX Ltd. (Cayman Islands)
Series 2018-19A, Class A, 5.12% (3 mo. Term SOFR + 1.22%), 04/16/2031(a)(b)		759,502	760,322
Series 2018-19A, Class B, 5.51% (3 mo. Term SOFR + 1.61%), 04/16/2031(a)(b)		900,000	901,500
Symphony CLO XX Ltd. (Cayman Islands), Series 2018-20A, Class AR2, 4.99% (3 mo. Term SOFR + 1.10%), 01/16/2032(a)(b)		1,838,403	1,838,979
Symphony CLO XXII Ltd. (Cayman Islands), Series 2020-22A, Class BR, 5.56% (3 mo. Term SOFR + 1.68%), 04/18/2033(a)(b)		750,000	750,463
Symphony CLO XXV Ltd. (Cayman Islands), Series 2021-25A, Class B, 5.50% (3 mo. Term SOFR + 1.61%), 04/19/2034(a)(b)		3,213,000	3,217,845
Symphony CLO XXXII Ltd. (Cayman Islands), Series 2022-32A, Class BR, 5.92% (3 mo. Term SOFR + 1.65%), 10/23/2035(a)(b)		3,500,000	3,504,886
Symphony Loan Funding CLO 1, Ltd. (Cayman Islands), Series 2024-1A, Class B, 5.71% (3 mo. Term SOFR + 1.85%), 01/22/2038(a)(b)		1,000,000	1,004,056
Texas Debt Capital CLO Ltd. (Cayman Islands), Series 2023-1A, Class A1R, 5.18% (3 mo. Term SOFR + 1.30%), 07/20/2038(a)(b)		3,550,000	3,559,006
TICP CLO VII Ltd. (Cayman Islands), Series 2017-7A, Class ASR2, 5.21% (3 mo. Term SOFR + 1.30%), 04/15/2033(a)(b)		4,500,069	4,500,937
Total Asset-Backed Securities (Cost $386,217,415)			385,803,085
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco AAA CLO Floating Rate Note ETF (ICLO)—(continued)
October 31, 2025
	Shares	Value
Money Market Funds-0.14%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 4.03%(d)(e) (Cost $539,116)	539,116	$539,116
TOTAL INVESTMENTS IN SECURITIES-100.79% (Cost $386,756,531)		386,342,201
OTHER ASSETS LESS LIABILITIES-(0.79)%		(3,031,172)
NET ASSETS-100.00%		$383,311,029

Investment Abbreviations:
BR	-Bearer Shares
EUR	-Euro
EURIBOR	-Euro Interbank Offered Rate
SOFR	-Secured Overnight Financing Rate

Notes to Schedule of Investments:
(a)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at
October 31, 2025 was $385,803,085, which represented 100.65% of the Fund’s Net Assets.

(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2025.
(c)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(d)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2025.

	Value October 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$2,443,229	$26,746,415	$(29,189,644)	$-	$-	$-	$61,060
Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	59,175,566	(58,636,450)	-	-	539,116	124,540
Total	$2,443,229	$85,921,981	$(87,826,094)	$-	$-	$539,116	$185,600

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2025.

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
Currency Risk
12/29/2025	Morgan Stanley & Co. LLC	EUR	2,002,228	USD	2,314,546	$(4,451)

Abbreviations:
EUR	-Euro
USD	-U.S. Dollar
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Active U.S. Real Estate ETF (PSR)
October 31, 2025
Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.94%
Apartments -6.70%
AvalonBay Communities, Inc.	10,270	$1,786,158
UDR, Inc.	48,140	1,621,837
		3,407,995
Data Centers -11.45%
Digital Realty Trust, Inc.	18,155	3,093,794
Equinix, Inc.	3,232	2,734,304
		5,828,098
Diversified-2.26%
W.P. Carey, Inc.	17,444	1,151,304
Free Standing -2.63%
Agree Realty Corp.	10,457	763,466
Essential Properties Realty Trust, Inc.	19,181	573,128
		1,336,594
Gaming REITs-3.70%
Gaming and Leisure Properties, Inc.	42,198	1,884,563
Health Care-17.96%
American Healthcare REIT, Inc.	12,116	549,097
CareTrust REIT, Inc.	20,217	700,519
Healthcare Realty Trust, Inc.(b)	48,289	855,681
Healthpeak Properties, Inc.	44,879	805,579
Omega Healthcare Investors, Inc.	35,831	1,505,977
Ventas, Inc.	16,376	1,208,385
Welltower, Inc.	19,418	3,515,435
		9,140,673
Industrial-12.98%
EastGroup Properties, Inc.	9,667	1,687,182
First Industrial Realty Trust, Inc.	12,001	663,415
Prologis, Inc.	32,261	4,003,267
Rexford Industrial Realty, Inc.	6,185	255,564
		6,609,428
Infrastructure REITs-11.93%
American Tower Corp.	19,769	3,538,255
Crown Castle, Inc.	28,099	2,535,092
		6,073,347
Lodging Resorts-2.58%
Ryman Hospitality Properties, Inc.	15,102	1,312,515
Office-2.10%
Vornado Realty Trust	28,115	1,066,683
Regional Malls-1.14%
Simon Property Group, Inc.	3,312	582,117
Self Storage-6.36%
CubeSmart	45,554	1,716,019
Extra Space Storage, Inc.	11,377	1,519,285
		3,235,304
	Shares	Value
Shopping Centers-6.36%
Brixmor Property Group, Inc.	27,816	$727,666
Regency Centers Corp.	8,527	587,937
Tanger, Inc.	59,035	1,922,180
		3,237,783
Single Family Homes-3.68%
American Homes 4 Rent, Class A	15,757	497,921
Invitation Homes, Inc.	48,876	1,375,859
		1,873,780
Specialty-5.18%
Iron Mountain, Inc.	17,012	1,751,385
Outfront Media, Inc.	50,043	885,261
		2,636,646
Timber REITs-2.93%
Weyerhaeuser Co.	64,839	1,491,297
Total Common Stocks & Other Equity Interests (Cost $50,263,672)		50,868,127

Money Market Funds-0.25%
Invesco Government & Agency Portfolio, Institutional Class, 4.06%(c)(d) (Cost $127,342)	127,342	127,342
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.19% (Cost $50,391,014)		50,995,469
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-1.33%
Invesco Private Government Fund, 4.13%(c)(d)(e)	187,263	187,263
Invesco Private Prime Fund, 4.30%(c)(d)(e)	491,192	491,339
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $678,602)		678,602
TOTAL INVESTMENTS IN SECURITIES-101.52% (Cost $51,069,616)		51,674,071
OTHER ASSETS LESS LIABILITIES-(1.52)%		(775,895)
NET ASSETS-100.00%		$50,898,176

Investment Abbreviations:
REIT	-Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Active U.S. Real Estate ETF (PSR)—(continued)
October 31, 2025
Notes to Schedule of Investments:
(a)
Property type classifications used in this report are generally according to FTSE National Association of Real Estate Investment Trusts ("NAREIT") Equity REITs
Index, which is exclusively owned by NAREIT.

(b)	All or a portion of this security was out on loan at October 31, 2025.
(c)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2025.

	Value October 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$22,927	$2,116,614	$(2,012,199)	$-	$-	$127,342	$3,190
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	2,322,376	21,502,510	(23,637,623)	-	-	187,263	31,327 *
Invesco Private Prime Fund	5,958,527	51,612,541	(57,079,887)	135	23	491,339	83,465 *
Total	$8,303,830	$75,231,665	$(82,729,709)	$135	$23	$805,944	$117,982

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of October 31, 2025.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2P.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Comstock Contrarian Equity ETF (CSTK)
October 31, 2025
Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-98.11%
Aerospace & Defense-1.51%
Textron, Inc.	20,641	$1,667,999
Air Freight & Logistics-2.17%
FedEx Corp.	9,429	2,393,269
Banks-14.41%
Bank of America Corp.	86,438	4,620,111
Citizens Financial Group, Inc.	46,060	2,343,072
Fifth Third Bancorp(b)	43,628	1,815,797
Huntington Bancshares, Inc.	136,250	2,103,700
M&T Bank Corp.	6,179	1,136,133
Wells Fargo & Co.	44,448	3,865,643
		15,884,456
Beverages-1.49%
Coca-Cola Co. (The)	23,873	1,644,850
Broadline Retail-1.86%
eBay, Inc.	25,166	2,046,247
Building Products-2.73%
Johnson Controls International PLC	26,293	3,007,656
Capital Markets-2.70%
State Street Corp.	25,746	2,977,782
Chemicals-1.08%
International Flavors & Fragrances, Inc.(c)	18,877	1,188,685
Communications Equipment-3.17%
Cisco Systems, Inc.	47,745	3,490,637
Consumer Staples Distribution & Retail-2.16%
Sysco Corp.	32,103	2,384,611
Containers & Packaging-1.14%
International Paper Co.	32,517	1,256,457
Electrical Equipment-3.93%
Eaton Corp. PLC	5,784	2,206,943
Emerson Electric Co.	15,201	2,121,604
		4,328,547
Entertainment-1.45%
Walt Disney Co. (The)	14,157	1,594,361
Health Care Equipment & Supplies-3.41%
Becton, Dickinson and Co.	9,057	1,618,577
GE HealthCare Technologies, Inc.	13,582	1,017,971
Medtronic PLC	12,406	1,125,224
		3,761,772
Health Care Providers & Services-6.63%
CVS Health Corp.	44,196	3,453,918
Elevance Health, Inc.	5,348	1,696,386
Humana, Inc.	3,707	1,031,250
UnitedHealth Group, Inc.	3,290	1,123,732
		7,305,286
Hotels, Restaurants & Leisure-4.33%
Domino’s Pizza, Inc.	2,880	1,147,565
Las Vegas Sands Corp.	32,465	1,926,798
Starbucks Corp.	20,989	1,697,380
		4,771,743
	Shares	Value
Household Products-2.85%
Clorox Co. (The)	11,733	$1,319,493
Kimberly-Clark Corp.	15,226	1,822,705
		3,142,198
Insurance-4.11%
Allstate Corp. (The)	6,081	1,164,633
American International Group, Inc.	24,694	1,949,838
MetLife, Inc.	17,696	1,412,495
		4,526,966
Interactive Media & Services-5.87%
Alphabet, Inc., Class A	14,818	4,166,674
Meta Platforms, Inc., Class A	3,561	2,308,774
		6,475,448
IT Services-2.09%
Cognizant Technology Solutions Corp., Class A	31,632	2,305,340
Machinery-2.06%
Caterpillar, Inc.	3,935	2,271,518
Media-0.92%
Comcast Corp., Class A	36,636	1,019,763
Multi-Utilities-3.73%
Dominion Energy, Inc.	23,054	1,353,039
Sempra	30,053	2,763,073
		4,116,112
Oil, Gas & Consumable Fuels-6.17%
Chevron Corp.	23,254	3,667,621
ConocoPhillips	19,351	1,719,530
Exxon Mobil Corp.	12,354	1,412,803
		6,799,954
Pharmaceuticals-6.03%
Bristol-Myers Squibb Co.	22,312	1,027,914
Johnson & Johnson	14,000	2,644,180
Merck & Co., Inc.	34,576	2,972,844
		6,644,938
Semiconductors & Semiconductor Equipment-3.76%
NXP Semiconductors N.V. (Netherlands)	12,346	2,581,795
QUALCOMM, Inc.	8,643	1,563,519
		4,145,314
Software-3.09%
Microsoft Corp.	6,582	3,408,225
Textiles, Apparel & Luxury Goods-1.28%
NIKE, Inc., Class B	21,819	1,409,289
Tobacco-1.98%
Philip Morris International, Inc.	15,121	2,182,414
Total Common Stocks & Other Equity Interests (Cost $99,117,233)		108,151,837
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Comstock Contrarian Equity ETF (CSTK)—(continued)
October 31, 2025
	Shares	Value

Money Market Funds-1.83%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 4.03%(d)(e) (Cost $2,024,441)	2,024,441	$2,024,441
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.94% (Cost $101,141,674)		110,176,278
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.18%
Invesco Private Government Fund, 4.13%(d)(e)(f)	55,727	55,727
	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 4.30%(d)(e)(f)	141,106	$141,148
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $196,875)		196,875
TOTAL INVESTMENTS IN SECURITIES-100.12% (Cost $101,338,549)		110,373,153
OTHER ASSETS LESS LIABILITIES-(0.12)%		(137,337)
NET ASSETS-100.00%		$110,235,816

Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at October 31, 2025.
(c)	Non-income producing security.
(d)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the period ended October 31, 2025.

	Value October 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$-	$8,910,326	$(6,885,885)	$-	$-	$2,024,441	$62,787
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	203,734	(148,007)	-	-	55,727	117 *
Invesco Private Prime Fund	-	513,338	(372,209)	-	19	141,148	313 *
Total	$-	$9,627,398	$(7,406,101)	$-	$19	$2,221,316	$63,217

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2025.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2P.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Fixed Income ETF (GTOC)
October 31, 2025
Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-33.53%
Aerospace & Defense-0.41%
Lockheed Martin Corp.
4.15% 08/15/2028	$148,000	$148,804
4.40% 08/15/2030	58,000	58,592
5.00% 08/15/2035	337,000	344,259
Textron, Inc., 4.95%, 03/15/2036	163,000	161,436
		713,091
Agricultural & Farm Machinery-0.43%
Deere Funding Canada Corp., 4.15%, 10/09/2030	374,000	373,273
John Deere Capital Corp., 4.38%, 10/15/2030	374,000	377,423
		750,696
Agricultural Products & Services-0.21%
Cargill, Inc.
4.13% 10/23/2030(b)	193,000	192,050
5.38% 10/23/2055(b)	179,675	175,346
		367,396
Apparel, Accessories & Luxury Goods-0.13%
Gildan Activewear, Inc. (Canada)
4.70% 10/07/2030(b)	96,000	95,608
5.40% 10/07/2035(b)	138,000	137,514
		233,122
Application Software-0.12%
Autodesk, Inc., 5.30%, 06/15/2035	67,000	68,779
Roper Technologies, Inc.
4.25% 09/15/2028	37,000	37,117
4.45% 09/15/2030	48,350	48,535
5.10% 09/15/2035	49,640	49,984
		204,415
Asset Management & Custody Banks-0.26%
Bank of New York Mellon Corp. (The)
4.86% (SOFR + 0.68%), 06/09/2028(c)	58,000	58,036
5.32% 06/06/2036(d)	48,000	49,721
Brookfield Asset Management Ltd. (Canada), 6.08%, 09/15/2055	67,000	69,446
Carlyle Group, Inc. (The), 5.05%, 09/19/2035	140,000	138,837
Golub Capital Private Credit Fund, 5.45%, 08/15/2028(b)	42,000	42,267
State Street Corp., 4.78%, 10/23/2036(d)	101,000	100,629
		458,936
Automobile Manufacturers-0.09%
Honda Motor Co. Ltd. (Japan)
4.44% 07/08/2028	58,000	58,403
5.34% 07/08/2035	58,000	59,478
Hyundai Capital America, 4.88%, 06/23/2027(b)	48,000	48,449
		166,330
	Principal Amount	Value
Automotive Parts & Equipment-0.16%
BMW US Capital LLC (Germany)
4.15% 08/11/2027(b)	$176,000	$176,428
4.50% 08/11/2030(b)	48,000	48,206
5.20% 08/11/2035(b)	48,000	48,500
		273,134
Broadcasting-0.06%
Paramount Global, 5.85%, 09/01/2043	118,000	106,200
Building Products-0.32%
CRH America Finance, Inc.
4.40% 02/09/2031	199,000	198,843
5.00% 02/09/2036	268,000	268,651
5.60% 02/09/2056	92,000	91,990
		559,484
Cable & Satellite-0.10%
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp.
5.85% 12/01/2035	90,000	89,791
6.70% 12/01/2055	90,000	88,814
		178,605
Commercial & Residential Mortgage Finance-0.09%
Aviation Capital Group LLC, 4.80%, 10/24/2030(b)	159,000	159,012
Construction Machinery & Heavy Transportation Equipment-0.15%
Westinghouse Air Brake Technologies Corp.
4.90% 05/29/2030	88,000	90,037
5.50% 05/29/2035	167,000	173,476
		263,513
Consumer Finance-1.82%
American Express Co.
4.73% 04/25/2029(d)	209,000	212,206
4.35% 07/20/2029(d)	235,000	236,467
4.88% (SOFR + 0.81%), 07/20/2029(c)	821,000	822,325
4.92% 07/20/2033(d)(e)	274,000	279,240
4.80% 10/24/2036(d)	578,000	571,602
Capital One Financial Corp.
4.49% 09/11/2031(d)	117,900	117,067
5.20% 09/11/2036(d)	99,000	98,386
General Motors Financial Co., Inc., 4.20%, 10/27/2028(e)	850,000	848,096
Synchrony Financial, 5.02%, 07/29/2029(d)	12,000	12,094
		3,197,483
Distillers & Vintners-0.05%
Constellation Brands, Inc., 4.95%, 11/01/2035	82,000	80,761
Distributors-0.16%
Genuine Parts Co., 4.95%, 08/15/2029	274,000	277,190
Diversified Banks-5.84%
Banco Santander S.A. (Spain)
4.55% 11/06/2030	400,000	400,441
5.13% 11/06/2035	200,000	200,302
Bank of America Corp., Series RR, 4.38%(d)(f)	659,000	649,118
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Fixed Income ETF (GTOC)—(continued)
October 31, 2025
	Principal Amount	Value
Diversified Banks-(continued)
Banque Federative du Credit Mutuel (France), 4.59%, 10/16/2028(b)	$523,000	$528,652
Citigroup, Inc.
4.50% 09/11/2031(d)(e)	187,300	187,568
5.17% 09/11/2036(d)	318,000	322,081
Cooperatieve Rabobank U.A. (Netherlands), 3.96%, 10/17/2028	695,000	695,331
HSBC Holdings PLC (United Kingdom)
4.62% 11/06/2031(d)	215,000	215,381
5.13% 11/06/2036(d)	200,000	200,101
JPMorgan Chase & Co.
5.10% 04/22/2031(d)(e)	209,000	215,914
4.26% 10/22/2031(d)	224,000	223,268
5.72% 09/14/2033(d)	79,500	84,462
5.58% 07/23/2036(d)	218,000	226,177
4.81% 10/22/2036(d)	306,700	305,841
Lloyds Banking Group PLC (United Kingdom)
4.43% 11/04/2031(d)	211,000	210,693
4.94% 11/04/2036(d)	297,000	294,092
6.63% (d)(f)	200,000	198,961
Mitsubishi UFJ Financial Group, Inc. (Japan), 5.62%, 04/24/2036(d)	879,000	925,123
Mizuho Financial Group, Inc. (Japan)
4.71% 07/08/2031(d)	547,000	553,708
5.34% (SOFR + 1.25%), 07/08/2031(c)	358,000	361,036
5.32% 07/08/2036(d)	587,000	605,572
Morgan Stanley Private Bank N.A., 4.47%, 07/06/2028(d)	615,000	618,195
PNC Financial Services Group, Inc. (The), 5.37%, 07/21/2036(d)	218,000	224,026
Toronto-Dominion Bank (The) (Canada), 4.93%, 10/15/2035	152,000	152,386
Truist Bank
4.42% 07/24/2028(d)	849,000	852,445
4.82% (SOFR + 0.77%), 07/24/2028(c)	500,000	500,683
Wells Fargo & Co.
5.15% 04/23/2031(d)(e)	58,000	59,827
5.39% 04/24/2034(d)	110,000	114,279
5.61% 04/23/2036(d)	58,000	60,973
Series BB, 3.90% (d)(f)	39,000	38,768
Westpac Banking Corp. (Australia), 4.92% (SOFR + 0.82%), 07/01/2030(c)	48,000	48,483
		10,273,887
Diversified Financial Services-1.90%
Aircastle Ltd./Aircastle Ireland DAC, 5.00%, 09/15/2030(b)	479,000	482,811
Apollo Global Management, Inc., 5.15%, 08/12/2035	67,000	67,487
Avolon Holdings Funding Ltd. (Ireland), 4.95%, 10/15/2032(b)	325,000	320,910
Blackstone Reg Finance Co. L.L.C.
4.30% 11/03/2030	115,000	114,658
4.95% 02/15/2036	44,000	43,706
Citadel Securities Global Holdings LLC, 6.20%, 06/18/2035(b)	849,000	891,133
Horizon Mutual Holdings, Inc., 6.20%, 11/15/2034(b)	96,000	94,365
	Principal Amount	Value
Diversified Financial Services-(continued)
LPL Holdings, Inc., 5.15%, 06/15/2030	$197,000	$200,671
Pershing Square Holdings Ltd., 5.50%, 10/28/2032(b)	1,118,000	1,118,764
		3,334,505
Diversified Metals & Mining-0.14%
BHP Billiton Finance (USA) Ltd. (Australia), 5.75%, 09/05/2055	139,500	145,764
Glencore Funding LLC (Australia), 5.19%, 04/01/2030(b)	88,000	90,613
Rio Tinto Finance (USA) PLC (Australia), 5.75%, 03/14/2055	16,000	16,562
		252,939
Diversified REITs-0.03%
ERP Operating L.P., 4.95%, 06/15/2032	58,000	59,459
Electric Utilities-3.03%
AEP Texas, Inc.
5.70% 05/15/2034	37,000	38,641
5.85% 10/15/2055	186,500	186,611
Alabama Power Co., Series C, 4.30%, 03/15/2031	356,500	356,853
Alliant Energy Corp., 5.75%, 04/01/2056(d)	58,000	58,251
American Electric Power Co., Inc.
Series C, 5.80% 03/15/2056(d)	459,000	460,251
Series D, 6.05% 03/15/2056(d)	247,000	250,341
Arizona Public Service Co., 5.90%, 08/15/2055	267,400	275,923
Duke Energy Corp., 4.95%, 09/15/2035	247,000	245,755
Evergy Metro, Inc., 5.13%, 08/15/2035	67,000	68,014
Exelon Corp., 5.45%, 03/15/2034	58,000	60,423
Louisville Gas and Electric Co., 5.85%, 08/15/2055	37,000	38,151
National Rural Utilities Cooperative Finance Corp.
5.00% 08/15/2034	257,000	262,519
Series D, 4.15% 08/25/2028	337,000	337,790
New England Power Co., 5.85%, 09/08/2055(b)	58,000	59,232
NextEra Energy Capital Holdings, Inc., 4.69%, 09/01/2027	306,000	309,388
Niagara Mohawk Power Corp., 4.65%, 10/03/2030(b)	88,000	88,739
NRG Energy, Inc.
4.73% 10/15/2030(b)	458,000	457,117
5.41% 10/15/2035(b)	292,000	291,553
PPL Electric Utilities Corp., 5.55%, 08/15/2055	58,000	58,942
PSEG Power LLC, 5.20%, 05/15/2030(b)	88,000	90,296
Sierra Pacific Power Co., 6.20%, 12/15/2055(d)	168,400	168,371
Union Electric Co., 5.25%, 04/15/2035	58,000	59,999
Virginia Electric and Power Co.
Series C, 4.90% 09/15/2035	148,000	147,634
Series D, 5.60% 09/15/2055	356,000	356,846
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Fixed Income ETF (GTOC)—(continued)
October 31, 2025
	Principal Amount	Value
Electric Utilities-(continued)
Vistra Operations Co. LLC
4.30% 10/15/2028(b)	$314,000	$313,012
4.60% 10/15/2030(b)	129,000	128,250
5.25% 10/15/2035(b)	163,000	162,014
		5,330,916
Electrical Components & Equipment-0.07%
Molex Electronic Technologies LLC
4.75% 04/30/2028(b)	58,000	58,566
5.25% 04/30/2032(b)	58,000	59,286
		117,852
Electronic Components-0.29%
Amphenol Corp.
4.13% 11/15/2030	121,000	120,068
4.40% 02/15/2033	217,000	214,646
5.30% 11/15/2055	174,000	169,452
		504,166
Financial Exchanges & Data-0.11%
MSCI, Inc., 5.25%, 09/01/2035	48,000	48,197
Nasdaq, Inc.
5.35% 06/28/2028	48,000	49,537
5.95% 08/15/2053	88,000	92,594
		190,328
Food Distributors-0.28%
Bunge Ltd. Finance Corp.
4.55% 08/04/2030	427,000	430,544
5.15% 08/04/2035	67,000	67,924
		498,468
Food Retail-0.11%
Alimentation Couche-Tard, Inc. (Canada), 5.08%, 09/29/2035(b)	187,000	187,685
Forest Products-0.10%
Georgia-Pacific LLC
4.40% 06/30/2028(b)	88,000	88,656
4.95% 06/30/2032(b)	88,000	90,262
		178,918
Gas Utilities-0.12%
Atmos Energy Corp., 5.20%, 08/15/2035	58,000	59,722
Southern Natural Gas Co. L.L.C., 5.45%, 08/01/2035(b)	140,000	142,757
		202,479
Gold-0.12%
Fortitude Global Funding, 4.63%, 10/06/2028(b)	213,000	213,346
Health Care Distributors-0.20%
Cardinal Health, Inc.
4.50% 09/15/2030(e)	37,600	37,811
5.15% 09/15/2035	47,900	48,390
McKesson Corp.
4.65% 05/30/2030	129,000	131,115
4.95% 05/30/2032	58,000	59,520
5.25% 05/30/2035(e)	79,000	81,606
		358,442
	Principal Amount	Value
Health Care Equipment-0.05%
GE HealthCare Technologies, Inc., 4.80%, 01/15/2031	$88,000	$89,696
Health Care REITs-0.05%
National Health Investors, Inc., 5.35%, 02/01/2033(e)	37,000	36,604
Omega Healthcare Investors, Inc., 5.20%, 07/01/2030	58,000	58,872
		95,476
Health Care Services-0.73%
Cigna Group (The), 4.50%, 09/15/2030	198,400	199,217
CommonSpirit Health
4.35% 09/01/2030	132,000	131,730
4.83% 09/01/2035	275,000	274,207
4.98% 09/01/2035	165,000	164,315
5.58% 09/01/2045	73,000	72,632
5.66% 09/01/2055	64,000	63,854
CVS Health Corp.
5.00% 09/15/2032	37,000	37,598
5.45% 09/15/2035	79,000	80,702
6.20% 09/15/2055	99,000	101,757
6.25% 09/15/2065	58,000	59,131
HCA, Inc.
4.30% 11/15/2030	38,000	37,823
5.45% 09/15/2034	67,000	68,970
		1,291,936
Health Care Supplies-0.05%
Solventum Corp., 5.45%, 02/25/2027	79,000	80,200
Highways & Railtracks-0.03%
Burlington Northern Santa Fe LLC, 5.80%, 03/15/2056	58,000	60,377
Home Improvement Retail-0.50%
Home Depot, Inc. (The)
3.75% 09/15/2028	417,000	416,002
3.95% 09/15/2030(e)	274,000	272,676
4.65% 09/15/2035	197,000	195,135
		883,813
Homebuilding-0.04%
Toll Brothers Finance Corp., 5.60%, 06/15/2035(e)	67,000	68,746
Hotel & Resort REITs-0.03%
Phillips Edison Grocery Center Operating Partnership I L.P., 5.25%, 08/15/2032	48,000	49,169
Hotels, Resorts & Cruise Lines-0.03%
Marriott International, Inc., 4.20%, 07/15/2027	48,000	48,160
Industrial Conglomerates-0.34%
Siemens Funding B.V. (Germany), 4.90%, 05/28/2032(b)	587,000	604,379
Integrated Oil & Gas-0.02%
Occidental Petroleum Corp., 4.40%, 04/15/2046	48,000	38,083
Integrated Telecommunication Services-0.61%
AT&T, Inc., 6.05%, 08/15/2056	110,000	113,154
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Fixed Income ETF (GTOC)—(continued)
October 31, 2025
	Principal Amount	Value
Integrated Telecommunication Services-(continued)
NTT Finance Corp. (Japan), 5.50%, 07/16/2035(b)	$679,000	$708,049
Verizon Communications, Inc., 5.25%, 04/02/2035(e)	257,000	260,061
		1,081,264
Interactive Media & Services-1.93%
Alphabet, Inc., 5.30%, 05/15/2065	67,000	65,891
Meta Platforms, Inc.
4.88% 11/15/2035	520,400	522,903
5.63% 11/15/2055	388,000	385,405
5.75% 11/15/2065	2,429,000	2,410,885
		3,385,084
Internet Services & Infrastructure-0.94%
Beignet Investor LLC, 6.58%, 05/30/2049(b)	1,547,000	1,651,445
Investment Banking & Brokerage-1.48%
Brookfield Finance, Inc. (Canada), 5.33%, 01/15/2036	337,000	339,641
Goldman Sachs Group, Inc. (The)
5.73% 04/25/2030(d)	79,000	82,570
4.37% 10/21/2031(d)	328,400	327,057
5.54% 01/28/2036(d)	58,000	60,383
4.94% 10/21/2036(d)	240,700	239,618
Morgan Stanley
5.66% 04/17/2036(d)	58,000	61,095
Series I, 4.36% 10/22/2031(d)	339,300	338,226
Series I, 4.89% 10/22/2036(d)	367,100	365,224
Nomura Holdings, Inc. (Japan), 5.49%, 06/29/2035	561,500	580,653
Raymond James Financial, Inc.
4.90% 09/11/2035	129,000	127,675
5.65% 09/11/2055	90,000	88,819
		2,610,961
Life & Health Insurance-0.61%
American National Group, Inc., 6.00%, 07/15/2035	58,000	58,966
Constellation Global Funding, 4.85%, 10/22/2030(b)	439,000	436,385
Equitable America Global Funding, 4.65%, 06/09/2028(b)	48,000	48,526
Jackson National Life Global Funding, 4.70%, 06/05/2028(b)	424,500	428,696
Lincoln Financial Global Funding
4.63% 05/28/2028(b)	48,000	48,449
4.63% 08/18/2030(b)	58,000	58,218
		1,079,240
Multi-Utilities-0.47%
CenterPoint Energy, Inc., 5.95%, 04/01/2056(d)	173,000	174,254
Dominion Energy, Inc.
6.00% 02/15/2056(d)	110,000	111,486
6.20% 02/15/2056(d)	325,000	328,846
	Principal Amount	Value
Multi-Utilities-(continued)
NiSource, Inc.
5.25% 03/30/2028	$88,000	$90,233
5.35% 04/01/2034	58,000	59,689
Public Service Enterprise Group, Inc., 6.13%, 10/15/2033	58,000	62,648
		827,156
Office REITs-0.05%
COPT Defense Properties L.P., 4.50%, 10/15/2030	41,000	40,777
Cousins Properties L.P., 5.38%, 02/15/2032	48,000	49,083
		89,860
Oil & Gas Exploration & Production-0.17%
EOG Resources, Inc.
4.40% 07/15/2028	88,000	88,908
5.35% 01/15/2036	90,000	92,691
5.95% 07/15/2055	118,000	123,241
		304,840
Oil & Gas Storage & Transportation-0.77%
Enterprise Products Operating LLC
4.30% 06/20/2028(e)	129,000	129,958
5.20% 01/15/2036	129,000	131,429
Florida Gas Transmission Co. LLC, 5.75%, 07/15/2035(b)	67,000	69,748
Gulfstream Natural Gas System L.L.C., 5.60%, 07/23/2035(b)	110,000	112,832
Kinder Morgan, Inc., 5.15%, 06/01/2030	88,000	90,768
MPLX L.P.
4.80% 02/15/2031	88,000	88,769
5.00% 01/15/2033(e)	48,000	48,025
5.40% 09/15/2035	167,000	167,783
Southern Co. Gas Capital Corp.
Series A, 4.05% 09/15/2028	27,000	26,961
Series B, 5.10% 09/15/2035	158,400	159,411
Williams Cos., Inc. (The), 6.00%, 03/15/2055	317,500	327,765
		1,353,449
Packaged Foods & Meats-0.04%
Mars, Inc., 5.70%, 05/01/2055(b)	67,000	68,221
Passenger Airlines-0.21%
American Airlines Pass-Through Trust, 4.90%, 05/11/2038	204,000	204,589
Delta Air Lines, Inc.
4.95% 07/10/2028	79,000	80,102
5.25% 07/10/2030	88,000	89,975
		374,666
Passenger Ground Transportation-0.09%
Uber Technologies, Inc.
4.15% 01/15/2031	98,400	97,513
4.80% 09/15/2035	58,000	57,597
		155,110
Pharmaceuticals-0.89%
Eli Lilly and Co.
5.55% 10/15/2055	59,600	61,094
5.65% 10/15/2065	59,500	61,336
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Fixed Income ETF (GTOC)—(continued)
October 31, 2025
	Principal Amount	Value
Pharmaceuticals-(continued)
EMD Finance LLC (Germany), 4.38%, 10/15/2030(b)	$31,000	$31,045
Takeda U.S. Financing, Inc.
5.20% 07/07/2035	561,500	571,527
5.90% 07/07/2055	561,500	581,506
Zoetis, Inc., 4.15%, 08/17/2028	257,000	257,815
		1,564,323
Property & Casualty Insurance-0.31%
American International Group, Inc., 4.85%, 05/07/2030	48,000	49,125
CNA Financial Corp., 5.20%, 08/15/2035	197,000	197,525
Hanover Insurance Group, Inc. (The), 5.50%, 09/01/2035	58,000	58,959
Travelers Cos., Inc. (The)
5.05% 07/24/2035	58,000	59,164
5.70% 07/24/2055	167,000	173,352
		538,125
Real Estate Development-0.16%
Essential Properties L.P., 5.40%, 12/01/2035	37,400	37,520
Prologis Targeted U.S. Logistics Fund L.P.
4.25% 01/15/2031(b)	89,000	88,390
4.75% 01/15/2036(b)	154,000	150,879
		276,789
Regional Banks-0.38%
Truist Financial Corp., 4.96%, 10/23/2036(d)	624,000	614,750
Webster Financial Corp., 5.78%, 09/11/2035(d)	54,000	54,085
		668,835
Reinsurance-0.30%
RGA Global Funding
4.35% 08/25/2028(b)	257,000	257,639
5.00% 08/25/2032(b)	274,000	275,983
		533,622
Renewable Electricity-0.12%
Southern Power Co.
Series A, 4.25% 10/01/2030	99,000	98,471
Series B, 4.90% 10/01/2035	118,000	116,827
		215,298
Research & Consulting Services-0.09%
Verisk Analytics, Inc.
4.50% 08/15/2030	48,200	48,434
5.13% 02/15/2036	108,500	109,211
		157,645
Restaurants-0.41%
McDonald’s Corp.
4.40% 02/12/2031	167,000	167,701
5.00% 02/13/2036	547,000	551,260
		718,961
Retail REITs-0.24%
Brixmor Operating Partnership L.P., 4.85%, 02/15/2033	58,000	57,866
Kimco Realty OP LLC, 5.30%, 02/01/2036	67,000	68,671
	Principal Amount	Value
Retail REITs-(continued)
Kite Realty Group L.P.
4.95% 12/15/2031	$58,000	$58,636
5.50% 03/01/2034	55,000	56,834
Realty Income Corp., 4.50%, 02/01/2033	181,000	178,810
		420,817
Self-Storage REITs-0.06%
Americold Realty Operating Partnership L.P., 5.60%, 05/15/2032	48,000	48,575
Extra Space Storage L.P., 4.95%, 01/15/2033	48,000	48,279
		96,854
Semiconductors-1.49%
AP Grange Holdings LLC, 6.50%, 03/20/2045(b)(g)	80,000	84,792
Broadcom, Inc.
5.15% 11/15/2031	274,000	284,977
5.20% 07/15/2035	58,000	59,767
4.80% 02/15/2036	209,000	207,533
4.90% 02/15/2038	176,000	173,964
Foundry JV Holdco LLC
5.90% 01/25/2030(b)	205,000	215,568
5.50% 01/25/2031(b)	213,000	221,054
6.15% 01/25/2032(b)	200,000	213,390
5.90% 01/25/2033(b)	214,000	225,453
5.88% 01/25/2034(b)	200,000	206,695
6.25% 01/25/2035(b)	204,000	217,319
6.20% 01/25/2037(b)	201,000	214,008
6.40% 01/25/2038(b)	217,000	234,471
Micron Technology, Inc., 5.65%, 11/01/2032	58,000	60,901
		2,619,892
Soft Drinks & Non-alcoholic Beverages-1.25%
PepsiCo, Inc.
4.10% 01/15/2029	698,000	701,781
4.60% 02/07/2030	274,000	280,213
4.30% 07/23/2030(e)	506,000	510,419
5.00% 07/23/2035	691,000	707,497
		2,199,910
Specialty Chemicals-0.69%
Sherwin-Williams Co. (The)
4.30% 08/15/2028	711,000	714,683
4.50% 08/15/2030(e)	228,000	229,582
5.15% 08/15/2035	257,000	262,382
		1,206,647
Systems Software-0.32%
Oracle Corp.
4.45% 09/26/2030	139,700	138,579
5.20% 09/26/2035	99,000	97,539
5.88% 09/26/2045	148,000	142,623
5.38% 09/27/2054	88,000	77,439
5.95% 09/26/2055	110,000	104,367
		560,547
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Fixed Income ETF (GTOC)—(continued)
October 31, 2025
	Principal Amount	Value
Tobacco-0.28%
B.A.T. Capital Corp. (United Kingdom)
4.63% 03/22/2033	$99,000	$97,835
7.08% 08/02/2053	99,000	113,260
Philip Morris International, Inc.
4.00% 10/29/2030	141,000	138,954
4.63% 10/29/2035	152,000	148,294
		498,343
Trading Companies & Distributors-0.08%
Ferguson Enterprises, Inc., 4.35%, 03/15/2031	140,000	139,267
Water Utilities-0.05%
American Water Capital Corp., 5.70%, 09/01/2055	88,000	89,532
Wireless Telecommunication Services-0.27%
T-Mobile USA, Inc.
4.95% 11/15/2035	210,000	208,628
5.70% 01/15/2056	268,000	265,094
		473,722
Total U.S. Dollar Denominated Bonds & Notes (Cost $59,186,378)		58,963,218
U.S. Treasury Securities-33.45%
U.S. Treasury Bills-0.18%(h)
3.59%–4.10%, 05/14/2026(i)	317,000	310,893
U.S. Treasury Bonds-7.76%
4.88%, 08/15/2045	3,654,700	3,764,912
4.75%, 05/15/2055	9,755,900	9,886,995
		13,651,907
U.S. Treasury Notes-25.51%
3.50%, 09/30/2027	13,086,400	13,062,374
3.50%, 10/15/2028	9,504,900	9,479,282
3.63%, 09/30/2030	15,356,400	15,301,213
3.88%, 09/30/2032	1,382,300	1,381,652
4.25%, 08/15/2035	5,567,600	5,637,630
		44,862,151
Total U.S. Treasury Securities (Cost $58,864,174)		58,824,951
U.S. Government Sponsored Agency Mortgage-Backed Securities-31.91%
Collateralized Mortgage Obligations-0.39%
Freddie Mac Multifamily Structured Pass-Through Ctfs.
Series K519, Class AS, 4.79% (30 Day Average SOFR + 0.48%), 03/25/2029(c)	266,995	266,806
Series K530, Class A2, 4.79%, 09/25/2029(j)	100,000	102,683
Series KF153, Class AS, 4.99% (30 Day Average SOFR + 0.68%), 02/25/2033(c)	301,356	303,130
Series KF81, Class AL, 4.78% (30 Day Average SOFR + 0.47%), 06/25/2027(c)	7,433	7,428
		680,047
Federal Home Loan Mortgage Corp. (FHLMC)-0.85%
4.50%, 04/01/2035	1,500,000	1,489,895
	Principal Amount	Value
Federal National Mortgage Association (FNMA)-0.86%
4.29%, 10/01/2030	$1,500,000	$1,511,480
Uniform Mortgage-Backed Securities-29.81%
TBA, 4.50%, 11/01/2040 to 11/01/2055(k)	3,664,027	3,606,389
TBA, 5.00%, 11/01/2040 to 11/01/2055(k)	6,052,290	6,044,156
TBA, 2.00%, 11/01/2055(k)	7,193,445	5,835,439
TBA, 2.50%, 11/01/2055(k)	10,481,458	10,680,634
TBA, 3.00%, 11/01/2055(k)	7,466,070	6,616,805
TBA, 3.50%, 11/01/2055(k)	3,293,316	3,036,752
TBA, 4.00%, 11/01/2055(k)	2,558,952	2,428,297
TBA, 5.50%, 11/01/2055(k)	5,607,384	5,665,997
TBA, 6.00%, 11/01/2055(k)	5,145,922	5,262,802
TBA, 6.50%, 11/01/2055(k)	3,140,000	3,251,913
		52,429,184
Total U.S. Government Sponsored Agency Mortgage- Backed Securities (Cost $56,197,445)		56,110,606

Asset-Backed Securities-12.23%
ALA Trust, Series 2025-OANA, Class B, 5.88% (1 mo. Term SOFR + 1.84%), 06/15/2040(b)(c)	100,000	100,836
Angel Oak Mortgage Trust
Series 2024-10, Class A1, 5.35%, 10/25/2069(b)	360,660	362,492
Series 2024-2, Class A1, 5.99%, 01/25/2069(b)	110,574	111,581
Bain Capital Credit CLO Ltd. (Cayman Islands), Series 2021-3A, Class AR, 4.93% (3 mo. Term SOFR + 1.06%), 07/24/2034(b)(c)	250,000	250,156
BSTN Commercial Mortgage Trust, Series 2025-1C, Class A, 5.37%, 06/15/2044(b)(j)	100,000	103,260
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands), Series 2015-5A, Class A1R4, 0.00% (3 mo. Term SOFR + 0.88%), 01/20/2032(b)(c)	1,000,000	1,000,524
COLT Mortgage Loan Trust
Series 2024-INV2, Class A1, 6.42%, 05/25/2069(b)	267,122	271,249
Series 2025-3, Class A1, 5.35%, 03/25/2070(b)	306,560	307,988
Series 2025-4, Class A1, 5.79%, 04/25/2070(b)	528,211	534,389
Series 2025-8, Class A1, 5.48%, 08/25/2070(b)	127,156	128,388
Compass Datacenters Issuer II LLC, Series 2025-2A, Class A1, 4.93%, 11/25/2050(b)	1,440,000	1,442,232
Cross Mortgage Trust, Series 2024-H2, Class A1, 6.09%, 04/25/2069(b)	127,189	128,447
DB Master Finance LLC
Series 2025-1A, Class A2I, 4.89%, 08/20/2055(b)	520,000	522,611
Series 2025-1A, Class A2II, 5.17%, 08/20/2055(b)	260,000	262,536
EFMT, Series 2025-NQM5, Class A1, 5.03%, 11/25/2070(b)(j)	240,000	239,728
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Fixed Income ETF (GTOC)—(continued)
October 31, 2025
	Principal Amount	Value

GCAT Trust, Series 2025-NQM4, Class A1A, 5.53%, 06/25/2070(b)	$145,010	$146,379
GS Mortgage-Backed Securities Trust
Series 2025-HE1, Class A1, 5.73% (30 Day Average SOFR + 1.55%), 10/25/2055(b)(c)	1,394,389	1,399,290
Series 2025-HE2, Class A1, 5.75% (30 Day Average SOFR + 1.55%), 12/25/2065(b)(c)	2,478,000	2,477,136
Series 2025-NQM5, Class A1, 5.01%, 07/25/2065(b)	1,800,000	1,798,686
Hilton Grand Vacations Trust, Series 2025- 1A, Class A, 4.88%, 05/27/2042(b)	40,933	41,528
IP Mortgage Trust, Series 2025-IP, Class A, 5.25%, 06/10/2042(b)(j)	100,000	101,662
J.P. Morgan Mortgage Trust
Series 2025-NQM3, Class A1, 5.50%, 11/25/2065(b)(j)	627,096	631,552
Series 2025-NQM4, Class A1, 4.95%, 03/25/2066(b)(j)	955,000	953,959
Jersey Mike’s Funding, Series 2025-1A, Class A2, 5.61%, 08/16/2055(b)	150,000	153,132
Jersey Mike’s Funding LLC, Series 2024-1A, Class A2, 5.64%, 02/15/2055(b)	74,625	75,883
JP Morgan Mortgage Trust, Series 2024- VIS1, Class A1, 5.99%, 07/25/2064(b)(j)	196,447	198,453
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2025-5C2, Class B, 5.69%, 11/15/2058	1,671,000	1,716,557
Morgan Stanley Residential Mortgage Loan Trust
Series 2025-NQM1, Class A1, 5.74%, 11/25/2069(b)(j)	131,531	132,761
Series 2025-NQM8, Class A1, 4.96%, 09/25/2070(b)(j)	810,000	810,497
Neuberger Berman Loan Advisers CLO 38 Ltd. (Cayman Islands), Series 2020-38A, Class AR2, 4.84% (3 mo. Term SOFR + 0.96%), 10/20/2036(b)(c)	250,000	250,073
New Residential Mortgage Loan Trust, Series 2025-NQM2, Class A1, 0.00%, 04/25/2065(b)	576,820	582,479
NextGear Floorplan Master Owner Trust, Series 2025-2A, Class A2, 4.23%, 10/15/2030(b)	240,000	240,104
RCKT Mortgage Trust, Series 2025-CES6, Class A1A, 5.47%, 06/25/2055(b)	141,044	142,405
RR 16 Ltd. (Cayman Islands), Series 2021- 16A, Class A1R, 4.96% (3 mo. Term SOFR + 1.05%), 07/15/2036(b)(c)	800,000	800,397
SHRN Trust, Series 2025-MF18, Class C, 5.80% (1 mo. Term SOFR + 1.70%), 10/15/2040(b)(c)	500,000	501,060
	Principal Amount	Value

Sonic Capital LLC, Series 2020-1A, Class A2I, 3.85%, 01/20/2050(b)	$616,417	$607,858
Switch ABS Issuer LLC, Series 2025-2A, Class A21, 5.12%, 10/25/2055(b)	760,000	759,996
Symphony CLO XXIV, Ltd. (Cayman Islands), Series 2020-24A, Class A1R, 5.26% (3 mo. Term SOFR + 1.13%), 10/23/2035(b)(c)	200,000	200,057
VDCM Commercial Mortgage Trust
Series 2025-AZ, Class A, 5.06%, 07/13/2044(b)(j)	50,000	50,617
Series 2025-AZ, Class B, 5.30%, 07/13/2044(b)(j)	150,000	152,055
WEST Trust, Series 2025-ROSE, Class A, 5.28%, 04/10/2035(b)(j)	150,000	152,501
Zayo Issuer LLC, Series 2025-2A, Class A2, 5.95%, 06/20/2055(b)	650,000	668,028
Total Asset-Backed Securities (Cost $21,504,164)		21,511,522

Agency Credit Risk Transfer Notes-0.32%
Freddie Mac, Series 2025-DNA4, Class A1, STACR®, 5.09% (30 Day Average SOFR + 0.90%), 10/25/2045(b)(c)(l) (Cost $550,000)	550,000	551,547
	Shares
Money Market Funds-20.22%
Invesco Government & Agency Portfolio, Institutional Class, 4.06%(m)(n) (Cost $35,553,401)	35,553,401	35,553,401
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-131.66% (Cost $231,855,562)		231,515,245
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-1.01%
Invesco Private Government Fund, 4.13%(m)(n)(o)	459,793	459,793
Invesco Private Prime Fund, 4.30%(m)(n)(o)	1,314,283	1,314,677
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,774,492)		1,774,470
TOTAL INVESTMENTS IN SECURITIES-132.67% (Cost $233,630,054)		233,289,715
OTHER ASSETS LESS LIABILITIES-(32.67)%		(57,446,622)
NET ASSETS-100.00%		$175,843,093

Investment Abbreviations:
Ctfs.	-Certificates
SOFR	-Secured Overnight Financing Rate
STACR®	-Structured Agency Credit Risk
TBA	-To Be Announced

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Fixed Income ETF (GTOC)—(continued)
October 31, 2025
Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at
October 31, 2025 was $34,299,545, which represented 19.51% of the Fund’s Net Assets.

(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2025.
(d)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(e)	All or a portion of this security was out on loan at October 31, 2025.
(f)	Perpetual bond with no specified maturity date.
(g)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(h)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(i)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 2S.
(j)
Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on October 31, 2025.

(k)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 2K.
(l)
Principal payments are determined by the delinquency and principal payment experience on the STACR® reference pool. Freddie Mac transfers credit risk from the mortgages in the reference pool to credit investors who invest in the STACR® debt notes.

(m)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the period ended October 31, 2025.

	Value October 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$59,273,642	$(23,720,241)	$-	$-	$35,553,401	$66,952
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	833,162	(373,369)	-	-	459,793	719 *
Invesco Private Prime Fund	-	1,938,402	(623,704)	(22)	1	1,314,677	1,868 *
Total	$-	$62,045,206	$(24,717,314)	$(22)	$1	$37,327,871	$69,539

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(n)	The rate shown is the 7-day SEC standardized yield as of October 31, 2025.
(o)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2P.

Open Futures Contracts(a)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 2 Year Notes	126	December-2025	$26,238,516	$(48,321)	$(48,321)
U.S. Treasury Long Bonds	1	December-2025	117,313	313	313
Subtotal—Long Futures Contracts				(48,008)	(48,008)
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Fixed Income ETF (GTOC)—(continued)
October 31, 2025
Open Futures Contracts(a)—(continued)
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 5 Year Notes	66	December-2025	$(7,207,922)	$18,380	$18,380
U.S. Treasury 10 Year Notes	22	December-2025	(2,478,781)	1,434	1,434
U.S. Treasury Ultra Bonds	4	December-2025	(485,125)	313	313
U.S. Treasury 10 Year Ultra Notes	20	December-2025	(2,309,688)	(7,125)	(7,125)
Subtotal—Short Futures Contracts				13,002	13,002
Total Futures Contracts				$(35,006)	$(35,006)

(a)	Futures contracts collateralized by $4,858 cash held with Morgan Stanley & Co. LLC, the futures commission merchant.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Global Equity Net Zero ETF (IQSZ)
October 31, 2025
Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.83%
Aerospace & Defense-0.24%
Aselsan Elektronik Sanayi Ve Ticaret A.S. (Turkey)	24,534	$118,628
Howmet Aerospace, Inc.	1,166	240,138
		358,766
Air Freight & Logistics-0.46%
Deutsche Post AG (Germany)	2,330	107,199
FedEx Corp.	1,109	281,486
Nippon Express Holdings, Inc., Class H (Japan)	7,275	154,833
United Parcel Service, Inc., Class B	1,370	132,096
		675,614
Automobile Components-0.41%
Aisin Corp. (Japan)	7,594	136,514
Aptiv PLC(b)	1,601	129,841
Continental AG (Germany)	1,506	115,231
Hyundai Mobis Co. Ltd. (South Korea)	427	94,426
Sumitomo Electric Industries Ltd. (Japan)	3,400	124,000
		600,012
Automobiles-1.89%
Geely Automobile Holdings Ltd. (China)	78,478	186,135
General Motors Co.	3,726	257,429
Kia Corp. (South Korea)	1,281	107,448
Subaru Corp. (Japan)	5,122	109,000
Tesla, Inc.(b)	4,367	1,993,797
Toyota Motor Corp. (Japan)	5,668	115,596
		2,769,405
Banks-8.99%
ABN AMRO Bank N.V., CVA (Netherlands)(c)	8,064	241,266
Absa Group Ltd. (South Africa)	9,680	108,194
Banco Bilbao Vizcaya Argentaria S.A. (Spain)	14,138	285,209
Banco Santander S.A. (Spain)(d)	52,757	538,327
Bank of America Corp.	17,265	922,814
Bank of China Ltd., H Shares (China)	156,956	88,856
Bank Polska Kasa Opieki S.A. (Poland)	1,725	88,395
Barclays PLC (United Kingdom)	41,172	220,856
BNP Paribas S.A. (France)	2,306	178,858
BOC Hong Kong (Holdings) Ltd. (China)	33,227	163,234
CaixaBank S.A. (Spain)	13,331	141,095
Canadian Imperial Bank of Commerce (Canada)	3,127	259,350
Citigroup, Inc.	9,860	998,128
Citizens Financial Group, Inc.	1,931	98,230
Commerzbank AG (Germany)	2,775	101,321
CTBC Financial Holding Co. Ltd. (Taiwan)	61,297	83,246
Danske Bank A/S (Denmark)	3,081	137,900
DNB Bank ASA (Norway)	7,160	182,984
E.Sun Financial Holding Co. Ltd. (Taiwan)	98,573	95,216
First Abu Dhabi Bank PJSC (United Arab Emirates)	20,373	96,711
First Financial Holding Co. Ltd. (Taiwan)	155,128	143,891
Grupo Financiero Banorte S.A.B. de C.V., Class O (Mexico)	15,300	144,204
Hana Financial Group, Inc. (South Korea)	1,387	83,093
HSBC Holdings PLC (United Kingdom)	42,414	593,841
ICICI Bank Ltd., ADR (India)	26,163	792,739
	Shares	Value
Banks-(continued)
Industrial & Commercial Bank of China Ltd., H Shares (China)	267,000	$206,827
ING Groep N.V. (Netherlands)	10,064	251,633
Itau Unibanco Holding S.A., ADR (Brazil)(d)	32,186	236,889
JPMorgan Chase & Co.	4,803	1,494,309
KB Financial Group, Inc. (South Korea)	1,329	108,491
Lloyds Banking Group PLC (United Kingdom)	90,365	105,964
Malayan Banking Bhd. (Malaysia)	40,929	96,461
Mitsubishi UFJ Financial Group, Inc. (Japan)	13,694	206,926
Mizuho Financial Group, Inc. (Japan)	5,274	176,718
NatWest Group PLC (United Kingdom)	35,982	277,040
Nordea Bank Abp (Finland)	10,598	181,542
OTP Bank Nyrt. (Hungary)	1,174	112,208
Raiffeisen Bank International AG (Austria)	3,297	123,078
Shinhan Financial Group Co. Ltd. (South Korea)	3,428	176,071
Standard Chartered PLC (United Kingdom)	8,719	178,998
Sumitomo Mitsui Financial Group, Inc. (Japan)	3,472	94,034
Sumitomo Mitsui Trust Group, Inc. (Japan)	4,278	117,544
Toronto-Dominion Bank (The) (Canada)	7,967	654,805
Truist Financial Corp.	5,490	245,019
U.S. Bancorp	6,578	307,061
UniCredit S.p.A. (Italy)	2,347	174,021
Wells Fargo & Co.	7,882	685,498
Westpac Banking Corp. (Australia)	4,034	102,133
Woori Financial Group, Inc. (South Korea)	5,701	101,487
		13,202,715
Beverages-0.70%
Anheuser-Busch InBev S.A./N.V. (Belgium)	5,391	329,171
Asahi Group Holdings Ltd. (Japan)	7,312	78,865
Coca-Cola Co. (The)	4,179	287,933
Heineken N.V. (Netherlands)	1,175	91,105
PepsiCo, Inc.	1,687	246,454
		1,033,528
Biotechnology-1.10%
AbbVie, Inc.	3,122	680,721
Amgen, Inc.	1,217	363,189
Gilead Sciences, Inc.	3,693	442,384
Incyte Corp.(b)	1,360	127,133
		1,613,427
Broadline Retail-3.63%
Alibaba Group Holding Ltd. (China)	24,508	521,389
Amazon.com, Inc.(b)	16,394	4,003,743
eBay, Inc.	3,799	308,897
Naspers Ltd. (South Africa)	2,670	187,584
Prosus N.V. (Netherlands)(b)	3,009	208,257
Wesfarmers Ltd. (Australia)	1,939	106,481
		5,336,351
Building Products-1.02%
Allegion PLC	1,488	246,666
Carlisle Cos., Inc.	232	75,412
Cie de Saint-Gobain S.A. (France)	930	90,389
Johnson Controls International PLC	5,367	613,931
Trane Technologies PLC	1,048	470,185
		1,496,583
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Global Equity Net Zero ETF (IQSZ)—(continued)
October 31, 2025
	Shares	Value
Capital Markets-3.92%
Ameriprise Financial, Inc.	288	$130,398
Bank of New York Mellon Corp. (The)	6,555	707,481
Brookfield Corp. (Canada)	4,827	222,514
Deutsche Bank AG (Germany)	10,549	378,164
Euronext N.V. (Netherlands)(c)	712	101,890
Goldman Sachs Group, Inc. (The)	1,217	960,663
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	3,022	164,673
Moody’s Corp.	189	90,777
Morgan Stanley	5,250	861,000
Nasdaq, Inc.	4,522	386,586
Nomura Holdings, Inc. (Japan)	35,460	253,137
Northern Trust Corp.	1,739	223,757
S&P Global, Inc.	647	315,225
SBI Holdings, Inc. (Japan)	2,879	128,700
Singapore Exchange Ltd. (Singapore)	7,704	99,975
St. James’s Place PLC (United Kingdom)	5,864	100,063
State Street Corp.	3,523	407,470
UBS Group AG (Switzerland)(b)	6,008	230,471
		5,762,944
Chemicals-0.92%
CF Industries Holdings, Inc.	2,881	239,959
Corteva, Inc.	4,221	259,338
DuPont de Nemours, Inc.	1,280	104,512
Ecolab, Inc.	725	185,890
Linde PLC	656	274,405
Mitsubishi Chemical Group Corp. (Japan)	17,869	93,373
Orica Ltd. (Australia)	7,252	105,503
Yara International ASA (Brazil)	2,561	93,416
		1,356,396
Commercial Services & Supplies-0.21%
Brambles Ltd. (Australia)	12,502	203,261
ISS A/S (Denmark)	3,202	101,070
		304,331
Communications Equipment-1.36%
Accton Technology Corp. (Taiwan)	5,230	181,882
Arista Networks, Inc.(b)	2,041	321,845
Ciena Corp.(b)	767	145,669
Cisco Systems, Inc.	12,279	897,718
Motorola Solutions, Inc.	252	102,491
Nokia OYJ (Finland)	34,327	234,470
Telefonaktiebolaget LM Ericsson, Class B (Sweden)	10,824	109,908
		1,993,983
Construction & Engineering-2.21%
ACS Actividades de Construccion y Servicios S.A. (Spain)	4,907	403,454
AECOM	1,658	222,752
AtkinsRealis Group, Inc. (Canada)	1,419	100,170
Bouygues S.A. (France)	8,439	381,433
Eiffage S.A. (France)	2,414	297,442
EMCOR Group, Inc.	388	262,203
Ferrovial SE	2,027	124,553
Gamuda Bhd. (Malaysia)	81,032	97,320
Kajima Corp. (Japan)	3,637	117,291
Shimizu Corp. (Japan)	14,017	188,220
Skanska AB, Class B (Sweden)	4,054	110,489
	Shares	Value
Construction & Engineering-(continued)
Stantec, Inc. (Canada)	1,661	$184,125
United Integrated Services Co. Ltd. (Taiwan)	3,641	101,346
Vinci S.A. (France)	3,753	502,512
WSP Global, Inc. (Canada)	776	148,504
		3,241,814
Construction Materials-0.07%
CRH PLC	888	105,761
Consumer Finance-0.22%
American Express Co.	890	321,050
Consumer Staples Distribution & Retail-1.45%
AEON Co. Ltd. (Japan)	7,737	122,417
Clicks Group Ltd. (South Africa)	4,586	96,724
Dollar Tree, Inc.(b)	3,451	342,063
Empire Co. Ltd., Class A (Canada)	2,562	87,128
George Weston Ltd. (Canada)	1,394	84,845
J Sainsbury PLC (United Kingdom)	43,394	194,857
Koninklijke Ahold Delhaize N.V. (Netherlands)	2,238	91,702
Tesco PLC (United Kingdom)	39,145	236,254
Wal-Mart de Mexico S.A.B. de C.V., Series V (Mexico)	55,927	185,162
Walmart, Inc.	6,782	686,203
		2,127,355
Containers & Packaging-0.36%
CCL Industries, Inc., Class B (Canada)	1,600	89,343
Crown Holdings, Inc.	4,521	439,351
		528,694
Diversified Telecommunication Services-0.65%
AT&T, Inc.	20,615	510,221
Deutsche Telekom AG (Germany)	3,079	95,501
Telenor ASA (Norway)	9,274	138,086
Verizon Communications, Inc.	5,235	208,039
		951,847
Electric Utilities-1.15%
Acciona S.A. (Spain)	493	109,268
American Electric Power Co., Inc.	886	106,550
Constellation Energy Corp.	311	117,247
Edison International	2,775	153,680
Enel S.p.A. (Italy)	45,142	457,260
Exelon Corp.	3,142	144,909
NRG Energy, Inc.	2,915	500,972
Tenaga Nasional Bhd. (Malaysia)	29,600	93,780
		1,683,666
Electrical Equipment-1.68%
ABB Ltd. (Switzerland)	4,100	305,584
Acuity, Inc.	379	138,354
AMETEK, Inc.	1,709	345,406
Contemporary Amperex Technology Co. Ltd. (China)(d)	2,110	150,964
Eaton Corp. PLC	390	148,808
Emerson Electric Co.	2,024	282,490
GE Vernova, Inc.	399	233,471
Legrand S.A. (France)	594	102,715
Mitsubishi Electric Corp. (Japan)	4,813	136,702
NKT A/S (Denmark)(b)	1,174	131,610
Rockwell Automation, Inc.	534	196,704
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Global Equity Net Zero ETF (IQSZ)—(continued)
October 31, 2025
	Shares	Value
Electrical Equipment-(continued)
Schneider Electric SE (France)	408	$116,408
Siemens Energy AG, Class A (Germany)(b)	1,448	180,642
		2,469,858
Electronic Equipment, Instruments & Components-1.47%
Delta Electronics, Inc. (Taiwan)	9,340	300,410
Flex Ltd.(b)	5,134	320,978
Halma PLC (United Kingdom)	5,428	252,965
Hexagon AB, Class B (Sweden)	9,279	113,200
Hon Hai Precision Industry Co. Ltd. (Taiwan)	19,779	164,510
Jabil, Inc.	1,500	331,335
Keysight Technologies, Inc.(b)	1,140	208,574
Murata Manufacturing Co. Ltd. (Japan)	5,200	112,157
TD SYNNEX Corp.	659	103,127
Tripod Technology Corp. (Taiwan)	11,419	126,285
Zhen Ding Technology Holding Ltd. (Taiwan)	25,000	132,013
		2,165,554
Energy Equipment & Services-0.22%
Baker Hughes Co., Class A	2,347	113,618
SLB Ltd.	3,095	111,606
Technip Energies N.V. (France)	2,288	93,096
		318,320
Entertainment-1.37%
Electronic Arts, Inc.	961	192,258
Netflix, Inc.(b)	803	898,444
Spotify Technology S.A. (Sweden)(b)	184	120,579
Walt Disney Co. (The)	7,098	799,377
		2,010,658
Financial Services-1.88%
Global Payments, Inc.	1,814	141,057
Mastercard, Inc., Class A	1,787	986,406
Mitsubishi HC Capital, Inc. (Japan)	17,866	139,810
Nexi S.p.A. (Italy)(c)	15,358	81,086
PayPal Holdings, Inc.(b)	3,103	214,945
Visa, Inc., Class A	3,494	1,190,545
		2,753,849
Food Products-0.95%
Ajinomoto Co., Inc. (Japan)	3,529	100,126
Archer-Daniels-Midland Co.	3,662	221,661
Danone S.A. (France)	2,244	198,449
Nestle S.A. (Switzerland)	3,911	374,621
Orkla ASA (Norway)	17,169	174,586
Tyson Foods, Inc., Class A	4,454	228,980
WH Group Ltd. (Hong Kong)	98,045	94,291
		1,392,714
Gas Utilities-0.26%
Italgas S.p.A. (Italy)	20,028	210,435
Tokyo Gas Co. Ltd. (Japan)	4,681	164,335
		374,770
Ground Transportation-1.27%
Central Japan Railway Co. (Japan)	19,718	482,903
East Japan Railway Co. (Japan)	7,648	186,869
Seibu Holdings, Inc. (Japan)	2,796	98,309
Tokyu Corp. (Japan)	8,131	90,514
Uber Technologies, Inc.(b)	5,346	515,889
	Shares	Value
Ground Transportation-(continued)
Union Pacific Corp.	1,081	$238,220
West Japan Railway Co. (Japan)	12,391	254,753
		1,867,457
Health Care Equipment & Supplies-1.02%
Boston Scientific Corp.(b)	4,690	472,377
Edwards Lifesciences Corp.(b)	1,205	99,352
EssilorLuxottica S.A. (France)	280	102,679
Medtronic PLC	2,489	225,752
ResMed, Inc.	509	125,662
Smith & Nephew PLC (United Kingdom)	6,292	116,202
Stryker Corp.	719	256,136
Zimmer Biomet Holdings, Inc.	994	99,957
		1,498,117
Health Care Providers & Services-1.17%
Cardinal Health, Inc.	1,704	325,072
Cigna Group (The)	503	122,938
CVS Health Corp.	2,917	227,964
Elevance Health, Inc.	320	101,504
Fresenius Medical Care AG (Germany)	3,209	172,514
Fresenius SE & Co. KGaA (Germany)	1,920	110,631
Rede D’Or Sao Luiz S.A. (Brazil)(c)	24,048	193,540
UnitedHealth Group, Inc.	1,047	357,613
Universal Health Services, Inc., Class B	504	109,373
		1,721,149
Hotel & Resort REITs-0.16%
Host Hotels & Resorts, Inc.	14,273	228,653
Hotels, Restaurants & Leisure-2.03%
Airbnb, Inc., Class A(b)	961	121,605
Aramark(d)	2,138	80,987
Booking Holdings, Inc.	162	822,594
Carnival Corp.(b)	11,390	328,374
Compass Group PLC (United Kingdom)	2,339	77,429
DoorDash, Inc., Class A(b)	868	220,793
Expedia Group, Inc.	1,942	427,240
McDonald’s Corp.	1,462	436,305
Royal Caribbean Cruises Ltd.	708	203,076
Trip.com Group Ltd. (China)	1,300	91,463
TUI AG (Germany)(b)	10,347	88,284
Yum! Brands, Inc.	612	84,585
		2,982,735
Household Durables-0.40%
Panasonic Holdings Corp. (Japan)	13,809	160,507
Sekisui Chemical Co. Ltd. (Japan)	5,454	94,521
Sony Group Corp. (Japan)	11,688	325,622
		580,650
Household Products-0.76%
Colgate-Palmolive Co.	2,667	205,492
Essity AB, Class B (Sweden)	4,226	116,173
Procter & Gamble Co. (The)	3,797	570,955
Reckitt Benckiser Group PLC (United Kingdom)	2,981	228,040
		1,120,660
Independent Power and Renewable Electricity Producers-0.10%
Vistra Corp.	765	144,049
Industrial Conglomerates-0.87%
3M Co.	1,724	287,046
CK Hutchison Holdings Ltd. (Hong Kong)	15,000	99,451
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Global Equity Net Zero ETF (IQSZ)—(continued)
October 31, 2025
	Shares	Value
Industrial Conglomerates-(continued)
Hitachi Ltd. (Japan)	4,592	$156,914
Samsung C&T Corp. (South Korea)	867	137,204
Siemens AG (Germany)	1,756	498,315
Smiths Group PLC (United Kingdom)	3,097	102,566
		1,281,496
Industrial REITs-0.07%
Prologis, Inc.	820	101,754
Insurance-3.85%
Aflac, Inc.	898	96,257
Allstate Corp. (The)	1,172	224,461
American International Group, Inc.	6,366	502,659
Assicurazioni Generali S.p.A. (Italy)	4,208	162,209
Aviva PLC (United Kingdom)	11,076	97,361
AXA S.A. (France)	7,062	306,821
Dai-ichi Life Holdings, Inc. (Japan)	11,902	83,570
Discovery Ltd. (South Africa)	7,570	95,135
Hartford Insurance Group, Inc. (The)	3,258	404,578
Japan Post Holdings Co. Ltd. (Japan)	27,611	258,837
Japan Post Insurance Co. Ltd. (Japan)	4,086	105,711
Mapfre S.A. (Spain)	37,410	165,438
Marsh & McLennan Cos., Inc.	865	154,100
MetLife, Inc.	4,859	387,845
Phoenix Group Holdings PLC (United Kingdom)	10,877	96,369
Ping An Insurance (Group) Co. of China Ltd., H Shares (China)	14,838	107,172
Poste Italiane S.p.A. (Italy)(c)	25,552	616,885
Principal Financial Group, Inc.	1,115	93,705
Progressive Corp. (The)	1,380	284,280
Prudential PLC (Hong Kong)	9,067	126,119
QBE Insurance Group Ltd. (Australia)	22,447	291,396
SCOR SE (France)	2,690	81,541
Sompo Holdings, Inc. (Japan)	3,850	117,373
Tokio Marine Holdings, Inc. (Japan)	2,216	82,671
Travelers Cos., Inc. (The)	2,039	547,716
Willis Towers Watson PLC	520	162,812
		5,653,021
Interactive Media & Services-5.77%
Alphabet, Inc., Class A	9,173	2,579,356
Alphabet, Inc., Class C	8,458	2,383,634
LY Corp. (Japan)	33,286	97,846
Meta Platforms, Inc., Class A	3,812	2,471,510
Tencent Holdings Ltd. (China)	11,631	944,560
		8,476,906
IT Services-1.44%
Accenture PLC, Class A	911	227,841
Amdocs Ltd.	999	84,176
Cognizant Technology Solutions Corp., Class A	1,750	127,540
Infosys Ltd., ADR (India)	41,201	682,700
International Business Machines Corp.	1,629	500,771
NEC Corp. (Japan)	3,180	115,539
Okta, Inc.(b)	1,214	111,117
Shopify, Inc., Class A (Canada)(b)	1,490	259,324
		2,109,008
Leisure Products-0.06%
Bandai Namco Holdings, Inc. (Japan)	2,996	93,276
Life Sciences Tools & Services-0.30%
Illumina, Inc.(b)	1,706	210,759
	Shares	Value
Life Sciences Tools & Services-(continued)
IQVIA Holdings, Inc.(b)	564	$122,084
Thermo Fisher Scientific, Inc.	183	103,832
		436,675
Machinery-1.78%
Cummins, Inc.	746	326,509
Daifuku Co. Ltd. (Japan)	3,850	122,769
Dover Corp.	859	155,874
FANUC Corp. (Japan)	3,933	131,297
GEA Group AG (Germany)	1,388	99,414
HD Korea Shipbuilding & Offshore Engineering Co. Ltd. (South Korea)	401	133,285
KION Group AG (Germany)	1,534	109,144
Komatsu Ltd. (Japan)	3,931	131,543
Konecranes OYJ (Finland)	1,175	116,138
Mitsubishi Heavy Industries Ltd. (Japan)	3,441	103,920
Parker-Hannifin Corp.	581	449,014
Pentair PLC	1,650	175,477
Sandvik AB (Sweden)	5,306	160,582
Schindler Holding AG, PC (Switzerland)	354	126,409
Weichai Power Co. Ltd., H Shares (China)	47,589	98,312
Xylem, Inc.	1,202	181,322
		2,621,009
Marine Transportation-0.39%
A.P. Moller - Maersk A/S, Class B	102	210,010
Evergreen Marine Corp. Taiwan Ltd. (Taiwan)	32,253	202,327
Orient Overseas International Ltd. (Hong Kong)	9,367	162,070
		574,407
Media-0.31%
Comcast Corp., Class A	13,018	362,356
New York Times Co. (The), Class A	1,623	92,495
		454,851
Metals & Mining-1.91%
Agnico Eagle Mines Ltd. (Canada)	1,689	271,923
Anglo American PLC (South Africa)	3,096	117,143
BHP Group Ltd. (Australia)	13,005	370,948
CMOC Group Ltd., H Shares (China)	48,000	103,896
Fortescue Ltd. (Australia)	15,351	213,604
Freeport-McMoRan, Inc.	1,806	75,310
Gold Fields Ltd., ADR (South Africa)	4,054	155,714
Grupo Mexico S.A.B. de C.V., Class B (Mexico)	28,471	246,504
Lundin Gold, Inc. (Canada)	2,028	138,008
Newmont Corp.	3,181	257,566
Nucor Corp.	666	99,933
Rio Tinto Ltd. (Australia)	937	81,400
Rio Tinto PLC (Australia)	1,740	125,451
Saudi Arabian Mining Co. (Saudi Arabia)(b)	6,506	111,854
Southern Copper Corp. (Mexico)	915	127,002
Steel Dynamics, Inc.	683	107,094
Teck Resources Ltd., Class B (Canada)	2,336	100,316
voestalpine AG (Austria)	2,933	104,573
		2,808,239
Multi-Utilities-0.45%
DTE Energy Co.	1,192	161,564
ENGIE S.A. (France)	16,495	386,716
NiSource, Inc.	2,774	116,813
		665,093
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Global Equity Net Zero ETF (IQSZ)—(continued)
October 31, 2025
	Shares	Value
Oil, Gas & Consumable Fuels-3.92%
Aker BP ASA (Norway)	4,695	$121,828
BP PLC	20,287	118,871
Cenovus Energy, Inc. (Canada)	6,015	101,742
Chevron Corp.	2,801	441,774
ConocoPhillips	3,407	302,746
Devon Energy Corp.	6,085	197,702
Enbridge, Inc. (Canada)	3,498	163,273
EOG Resources, Inc.	3,935	416,480
EQT Corp.	3,764	201,675
Equinor ASA (Norway)	4,118	98,751
Exxon Mobil Corp.	8,414	962,225
Imperial Oil Ltd. (Canada)	1,203	106,507
Occidental Petroleum Corp.	2,884	118,821
OMV AG (Austria)	2,454	134,528
ORLEN S.A. (Poland)	10,881	295,157
Petroleo Brasileiro S.A., Preference Shares (Brazil)	49,686	274,488
Saudi Arabian Oil Co. (Saudi Arabia)(c)	50,049	345,827
Shell PLC (United Kingdom)	9,793	367,176
Suncor Energy, Inc. (Canada)	8,505	339,010
Valero Energy Corp.	1,562	264,853
Var Energi ASA (Norway)	29,346	98,719
Williams Cos., Inc. (The)	2,143	124,015
Woodside Energy Group Ltd. (Australia)	10,283	166,730
		5,762,898
Passenger Airlines-0.25%
China Airlines Ltd. (Taiwan)	124,664	80,821
Eva Airways Corp. (Taiwan)	79,000	92,735
United Airlines Holdings, Inc.(b)	2,024	190,337
		363,893
Personal Care Products-0.16%
L’Oreal S.A. (France)	576	240,695
Pharmaceuticals-3.85%
AstraZeneca PLC (United Kingdom)	2,375	391,798
Bayer AG (Germany)	4,970	154,797
Bristol-Myers Squibb Co.	9,259	426,562
Chugai Pharmaceutical Co. Ltd. (Japan)	2,032	93,033
Eli Lilly and Co.	1,078	930,163
GSK PLC	13,287	311,130
Johnson & Johnson	6,004	1,133,976
Merck & Co., Inc.	3,949	339,535
Novartis AG	4,676	580,152
Novo Nordisk A/S, Class B (Denmark)	2,517	124,096
Pfizer, Inc.	13,186	325,035
Roche Holding AG (Switzerland)	1,297	421,172
Shionogi & Co. Ltd. (Japan)	7,594	127,417
Takeda Pharmaceutical Co. Ltd. (Japan)	3,062	82,665
Zoetis, Inc.	1,491	214,838
		5,656,369
Professional Services-0.37%
Broadridge Financial Solutions, Inc.	395	87,058
Computershare Ltd. (Australia)	4,091	97,785
Thomson Reuters Corp. (Canada)	961	147,351
TransUnion	1,001	81,261
Verisk Analytics, Inc.	580	126,881
		540,336
	Shares	Value
Real Estate Management & Development-0.22%
CBRE Group, Inc., Class A(b)	664	$101,214
Daiwa House Industry Co. Ltd. (Japan)	2,888	98,019
Mitsubishi Estate Co. Ltd. (Japan)	5,561	117,890
		317,123
Retail REITs-0.06%
Regency Centers Corp.	1,319	90,945
Semiconductors & Semiconductor Equipment-10.83%
Advantest Corp. (Japan)	1,518	227,395
Analog Devices, Inc.	2,155	504,550
Applied Materials, Inc.	1,710	398,601
ASE Technology Holding Co. Ltd. (Taiwan)	18,719	149,766
ASML Holding N.V. (Netherlands)	934	988,856
Broadcom, Inc.	2,697	996,892
Intel Corp.(b)	4,800	191,952
KLA Corp.	534	645,467
Lam Research Corp.	4,830	760,532
MediaTek, Inc. (Taiwan)	3,220	136,559
Micron Technology, Inc.	2,721	608,878
NVIDIA Corp.	30,863	6,249,449
NXP Semiconductors N.V. (Netherlands)	403	84,275
QUALCOMM, Inc.	4,006	724,686
Realtek Semiconductor Corp. (Taiwan)	7,840	130,918
Renesas Electronics Corp. (Japan)	7,274	89,863
SCREEN Holdings Co. Ltd. (Japan)	842	79,848
SK hynix, Inc. (South Korea)	1,298	505,043
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	7,339	2,204,856
Tokyo Electron Ltd. (Japan)	597	131,668
United Microelectronics Corp. (Taiwan)	63,337	95,653
		15,905,707
Software-7.03%
Adobe, Inc.(b)	919	312,745
Atlassian Corp., Class A(b)	1,048	177,552
Autodesk, Inc.(b)	567	170,860
DocuSign, Inc.(b)	3,239	236,900
Fortinet, Inc.(b)	1,424	123,076
Intuit, Inc.	688	459,274
Microsoft Corp.	11,785	6,102,391
Oracle Corp.	2,672	701,694
Palantir Technologies, Inc., Class A(b)	3,548	711,268
Palo Alto Networks, Inc.(b)	827	182,139
Salesforce, Inc.	1,590	414,052
SAP SE (Germany)	301	78,387
ServiceNow, Inc.(b)	382	351,165
Workday, Inc., Class A(b)	901	216,168
Xero Ltd. (New Zealand)(b)	854	80,836
		10,318,507
Specialized REITs-0.07%
Digital Realty Trust, Inc.	585	99,690
Specialty Retail-1.58%
AutoZone, Inc.(b)	35	128,605
Avolta AG (Switzerland)(b)	1,978	104,528
Best Buy Co., Inc.	2,796	229,663
Dell Technologies, Inc., Class C	747	121,021
Kingfisher PLC (United Kingdom)	24,318	98,635
Lowe’s Cos., Inc.	2,452	583,895
O’Reilly Automotive, Inc.(b)	1,374	129,761
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Global Equity Net Zero ETF (IQSZ)—(continued)
October 31, 2025
	Shares	Value
Specialty Retail-(continued)
Ross Stores, Inc.	853	$135,559
TJX Cos., Inc. (The)	3,542	496,376
Williams-Sonoma, Inc.	1,503	292,093
		2,320,136
Technology Hardware, Storage & Peripherals-6.14%
Apple, Inc.	24,430	6,605,139
Catcher Technology Co. Ltd. (Taiwan)	12,941	83,447
Compal Electronics, Inc. (Taiwan)	95,565	102,116
HP, Inc.	3,627	100,359
King Slide Works Co. Ltd. (Taiwan)	1,050	139,295
Lenovo Group Ltd. (China)	75,962	110,794
Logitech International S.A., Class R (Switzerland)	948	114,251
Pegatron Corp. (Taiwan)	35,318	84,968
Pure Storage, Inc., Class A(b)	1,603	158,216
Samsung Electronics Co. Ltd. (South Korea)	10,228	769,925
Seagate Technology Holdings PLC	607	155,319
Western Digital Corp.	2,454	368,615
Xiaomi Corp., B Shares (China)(b)(c)	41,145	228,221
		9,020,665
Textiles, Apparel & Luxury Goods-0.80%
adidas AG (Germany)	566	107,164
ANTA Sports Products Ltd. (China)	8,105	84,583
ASICS Corp. (Japan)	3,868	98,531
Kering S.A. (France)	311	110,590
LVMH Moet Hennessy Louis Vuitton SE (France)	554	392,107
Pandora A/S (Denmark)	616	82,546
Ralph Lauren Corp.	926	296,005
		1,171,526
Trading Companies & Distributors-0.74%
Fastenal Co.	2,545	104,727
Marubeni Corp. (Japan)	7,381	181,460
Mitsubishi Corp. (Japan)	14,678	352,584
Sumitomo Corp. (Japan)	9,661	281,148
Toyota Tsusho Corp. (Japan)	5,670	173,372
		1,093,291
Transportation Infrastructure-0.36%
Aena S.M.E. S.A. (Spain)(c)	12,072	328,331
Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR (Mexico)	302	91,307
International Container Terminal Services, Inc. (Philippines)	11,360	102,460
		522,098
	Shares	Value
Water Utilities-0.07%
United Utilities Group PLC (United Kingdom)	6,293	$99,293
Wireless Telecommunication Services-0.48%
MTN Group Ltd. (South Africa)	11,731	117,233
SoftBank Corp. (Japan)	160,581	228,267
SoftBank Group Corp. (Japan)	1,268	222,574
T-Mobile US, Inc.	647	135,902
		703,976
Total Common Stocks & Other Equity Interests (Cost $134,246,603)		146,596,318
Preferred Stocks-0.10%
Technology Hardware, Storage & Peripherals-0.10%
Samsung Electronics Co. Ltd., Preference Shares, 0.00% (South Korea) (Cost $95,668)	2,447	144,409

Money Market Funds-0.01%
Invesco Government & Agency Portfolio, Institutional Class, 4.06%(e)(f) (Cost $18,704)	18,704	18,704
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.94% (Cost $134,360,975)		146,759,431
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.56%
Invesco Private Prime Fund, 4.30%(e)(f)(g) (Cost $820,023)	819,772	820,018
TOTAL INVESTMENTS IN SECURITIES-100.50% (Cost $135,180,998)		147,579,449
OTHER ASSETS LESS LIABILITIES-(0.50)%		(735,524)
NET ASSETS-100.00%		$146,843,925

Investment Abbreviations:
ADR	-American Depositary Receipt
CVA	-Dutch Certificates
PC	-Participation Certificate
REIT	-Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Global Equity Net Zero ETF (IQSZ)—(continued)
October 31, 2025
Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at
October 31, 2025 was $2,137,046, which represented 1.46% of the Fund’s Net Assets.

(d)	All or a portion of this security was out on loan at October 31, 2025.
(e)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the period ended October 31, 2025.

	Value October 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$2,356,283	$(2,337,579)	$-	$-	$18,704	$679
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	5,521,081	(5,521,081)	-	-	-	4,549 *
Invesco Private Prime Fund	-	6,065,536	(5,245,632)	(5)	119	820,018	10,959 *
Total	$-	$13,942,900	$(13,104,292)	$(5)	$119	$838,722	$16,187

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of October 31, 2025.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2P.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco High Yield Bond Factor ETF (IHYF)
October 31, 2025
Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-97.39%
Advertising-0.96%
Advantage Sales & Marketing, Inc., 6.50%, 11/15/2028(b)	$126,000	$108,414
Belo Corp., 7.25%, 09/15/2027	480,000	501,624
Clear Channel Outdoor Holdings, Inc.
7.75% 04/15/2028(b)	80,000	79,460
7.50% 06/01/2029(b)	60,000	58,937
Dotdash Meredith, Inc., 7.63%, 06/15/2032(b)(c)	600,000	540,000
		1,288,435
Aerospace & Defense-0.69%
Efesto Bidco S.p.A. Efesto US LLC (Italy), Series XR, 7.50%, 02/15/2032(b)	200,000	199,840
Moog, Inc., 4.25%, 12/15/2027(b)	260,000	257,919
TransDigm, Inc.
6.75% 08/15/2028(b)	200,000	204,195
6.88% 12/15/2030(b)	250,000	259,781
		921,735
Agricultural & Farm Machinery-0.19%
Titan International, Inc., 7.00%, 04/30/2028(c)	260,000	260,792
Air Freight & Logistics-0.75%
Clue Opco LLC, 9.50%, 10/15/2031(b)(c)	86,000	87,750
Global Infrastructure Solutions, Inc., 7.50%, 04/15/2032(b)	240,000	251,486
Rand Parent LLC, 8.50%, 02/15/2030(b)(c)	528,000	540,247
Star Leasing Co. LLC, 7.63%, 02/15/2030(b)	140,000	132,400
		1,011,883
Alternative Carriers-0.05%
Zayo Group Holdings, Inc., 9.25%, 03/09/2030(b)(d)	65,202	62,054
Aluminum-0.04%
Kaiser Aluminum Corp., 4.63%, 03/01/2028(b)	50,000	49,994
Apparel Retail-0.32%
Gap, Inc. (The), 3.88%, 10/01/2031(b)	159,000	145,602
Victoria’s Secret & Co., 4.63%, 07/15/2029(b)(c)	300,000	289,153
		434,755
Apparel, Accessories & Luxury Goods-0.42%
V.F. Corp., 6.45%, 11/01/2037	300,000	281,634
VF Corp., 2.95%, 04/23/2030(c)	320,000	281,726
		563,360
Application Software-0.94%
Cloud Software Group, Inc., 9.00%, 09/30/2029(b)	180,000	186,335
Fair Isaac Corp., 4.00%, 06/15/2028(b)	240,000	235,751
NCR Voyix Corp., 5.00%, 10/01/2028(b)(c)	300,000	297,388
Open Text Corp. (Canada), 3.88%, 02/15/2028(b)	200,000	195,032
	Principal Amount	Value
Application Software-(continued)
Open Text Holdings, Inc. (Canada), 4.13%, 02/15/2030(b)	$140,000	$133,793
SS&C Technologies, Inc., 5.50%, 09/30/2027(b)	220,000	220,270
		1,268,569
Asset Management & Custody Banks-0.41%
Prospect Capital Corp.
3.36% 11/15/2026	200,000	193,853
3.44% 10/15/2028(c)	390,000	351,157
		545,010
Automobile Manufacturers-1.30%
Allison Transmission, Inc., 4.75%, 10/01/2027(b)	450,000	448,825
Nissan Motor Acceptance Corp., 2.75%, 03/09/2028(b)(c)	220,000	206,634
Nissan Motor Co. Ltd. (Japan)
4.35% 09/17/2027(b)	200,000	196,103
4.81% 09/17/2030(b)	400,000	375,433
Winnebago Industries, Inc., 6.25%, 07/15/2028(b)(c)	520,000	519,514
		1,746,509
Automotive Parts & Equipment-2.70%
Adient Global Holdings Ltd., 7.00%, 04/15/2028(b)	440,000	450,684
American Axle & Manufacturing, Inc.
6.38% 10/15/2032(b)(c)	250,000	250,933
7.75% 10/15/2033(b)	100,000	100,244
ANGI Group LLC, 3.88%, 08/15/2028(b)	123,000	113,208
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
5.75% 07/15/2027(b)(c)	220,000	218,687
4.75% 04/01/2028(b)(c)	240,000	230,485
Forvia SE (France), 8.00%, 06/15/2030(b)(c)	400,000	425,395
IHO Verwaltungs GmbH (Germany), 7.75%, 11/15/2030(b)(d)	400,000	414,692
Kronos Acquisition Holdings, Inc. (Canada), 8.25%, 06/30/2031(b)	80,000	59,743
Tenneco, Inc., 8.00%, 11/17/2028(b)	200,000	199,609
United Rentals (North America), Inc., 3.88%, 11/15/2027	274,000	270,591
ZF North America Capital, Inc. (Germany)
6.88% 04/14/2028(b)	300,000	302,034
7.13% 04/14/2030(b)	600,000	584,590
		3,620,895
Automotive Retail-1.29%
Advance Auto Parts, Inc.
5.95% 03/09/2028	360,000	365,371
7.00% 08/01/2030(b)(c)	475,000	479,661
3.50% 03/15/2032	100,000	86,707
Ken Garff Automotive LLC, 4.88%, 09/15/2028(b)	320,000	314,969
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco High Yield Bond Factor ETF (IHYF)—(continued)
October 31, 2025
	Principal Amount	Value
Automotive Retail-(continued)
Sonic Automotive, Inc., 4.63%, 11/15/2029(b)	$45,000	$43,798
Velocity Vehicle Group LLC, 8.00%, 06/01/2029(b)(c)	450,000	442,909
		1,733,415
Broadcasting-1.89%
AMC Networks, Inc., 10.25%, 01/15/2029(b)	400,000	420,233
Gray Media, Inc.
10.50% 07/15/2029(b)(c)	210,000	226,442
5.38% 11/15/2031(b)	50,000	34,769
iHeartCommunications, Inc.
5.25% 08/15/2027(b)	100,000	80,250
4.75% 01/15/2028(b)	50,000	45,430
9.13% 05/01/2029(b)	80,000	73,704
Paramount Global
6.25% 02/28/2057(c)(e)	370,000	363,031
6.38% 03/30/2062(c)(e)	380,000	375,551
Univision Communications, Inc., 8.50%, 07/31/2031(b)	200,000	204,781
Urban One, Inc., 7.38%, 02/01/2028(b)	67,000	34,237
Ziggo B.V. (Netherlands), 4.88%, 01/15/2030(b)	320,000	302,289
Ziggo Bond Co. B.V. (Netherlands), 5.13%, 02/28/2030(b)(c)	420,000	372,092
		2,532,809
Broadline Retail-2.17%
Go Daddy Operating Co. LLC/GD Finance Co., Inc., 3.50%, 03/01/2029(b)	100,000	95,317
Kohl’s Corp., 10.00%, 06/01/2030(b)	240,000	260,987
Macy’s Retail Holdings LLC
5.88% 03/15/2030(b)	58,000	58,061
6.13% 03/15/2032(b)(c)	230,000	231,394
6.70% 07/15/2034(b)	387,000	364,237
Nordstrom, Inc.
4.00% 03/15/2027	399,000	392,863
6.95% 03/15/2028	284,000	295,366
4.38% 04/01/2030	79,000	75,106
4.25% 08/01/2031	450,000	411,992
QVC, Inc., 4.38%, 09/01/2028	50,000	24,921
Rakuten Group, Inc. (Japan)
11.25% 02/15/2027(b)	200,000	216,296
9.75% 04/15/2029(b)	430,000	482,699
		2,909,239
Building Products-3.05%
Adams Homes, Inc., 9.25%, 10/15/2028(b)	206,000	214,702
Builders FirstSource, Inc., 4.25%, 02/01/2032(b)	140,000	132,562
Griffon Corp., 5.75%, 03/01/2028	640,000	640,402
James Hardie International Finance DAC, 5.00%, 01/15/2028(b)	620,000	617,378
JELD-WEN, Inc., 4.88%, 12/15/2027(b)	360,000	350,409
LBM Acquisition, LLC, 9.50%, 06/15/2031(b)(c)	450,000	471,375
MasterBrand, Inc., 7.00%, 07/15/2032(b)	420,000	436,375
Park River Holdings, Inc., 8.00%, 03/15/2031(b)	100,000	103,029
	Principal Amount	Value
Building Products-(continued)
Specialty Building Products Holdings LLC/ SBP Finance Corp., 7.75%, 10/15/2029(b)(c)	$450,000	$453,224
Standard Industries, Inc.
4.75% 01/15/2028(b)	80,000	79,794
4.38% 07/15/2030(b)	108,000	104,244
3.38% 01/15/2031(b)(c)	261,000	237,875
STL Holding Co. LLC, 8.75%, 02/15/2029(b)	240,000	251,829
		4,093,198
Cable & Satellite-5.43%
Altice Financing S.A. (Luxembourg), 5.75%, 08/15/2029(b)	200,000	145,752
Cable One, Inc., 4.00%, 11/15/2030(b)(c)	520,000	411,468
CCO Holdings LLC/CCO Holdings Capital Corp.
5.13% 05/01/2027(b)	509,000	506,384
5.00% 02/01/2028(b)	420,000	416,047
4.50% 05/01/2032(c)	245,000	218,094
4.50% 06/01/2033(b)	260,000	225,679
4.25% 01/15/2034(b)	100,000	84,082
CSC Holdings LLC
5.50% 04/15/2027(b)	450,000	417,982
11.75% 01/31/2029(b)	400,000	316,234
4.63% 12/01/2030(b)	200,000	72,515
Directv Financing LLC, 8.88%, 02/01/2030(b)(c)	350,000	348,312
Directv Financing LLC/Directv Financing Co-Obligor, Inc.
5.88% 08/15/2027(b)(c)	256,000	256,172
10.00% 02/15/2031(b)	540,000	538,444
DISH DBS Corp.
5.25% 12/01/2026(b)	159,000	156,547
5.75% 12/01/2028(b)	210,000	201,964
DISH Network Corp., 11.75%, 11/15/2027(b)	587,000	618,351
EchoStar Corp.
10.75% 11/30/2029	300,000	330,481
6.75% PIK Rate, 2.00% Cash Rate, 11/30/2030(d)	180,000	185,936
Radiate Holdco LLC/Radiate Finance, Inc., 9.25%, 03/25/2030(b)(d)	33,424	21,173
Sirius XM Radio LLC
3.13% 09/01/2026(b)	100,000	99,253
5.00% 08/01/2027(b)	250,000	249,596
4.00% 07/15/2028(b)	320,000	311,215
Telenet Finance Luxembourg Notes S.a.r.l. (Belgium), 5.50%, 03/01/2028(b)	600,000	598,779
Virgin Media Finance PLC (United Kingdom), 5.00%, 07/15/2030(b)	200,000	178,732
Virgin Media Vendor Financing Notes IV DAC (United Kingdom), 5.00%, 07/15/2028(b)	200,000	196,131
VZ Secured Financing B.V. (Netherlands), 5.00%, 01/15/2032(b)	200,000	181,851
		7,287,174
Casinos & Gaming-2.98%
Affinity Interactive, 6.88%, 12/15/2027(b)	187,000	93,976
Brightstar Lottery PLC, 6.25%, 01/15/2027(b)(c)	400,000	404,211
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco High Yield Bond Factor ETF (IHYF)—(continued)
October 31, 2025
	Principal Amount	Value
Casinos & Gaming-(continued)
Churchill Downs, Inc., 4.75%, 01/15/2028(b)	$345,000	$342,111
Great Canadian Gaming Corp. (Canada), 8.75%, 11/15/2029(b)(c)	260,000	254,438
Melco Resorts Finance Ltd. (Hong Kong)
5.38% 12/04/2029(b)(c)	600,000	593,568
6.50% 09/24/2033(b)(c)	320,000	322,358
MGM Resorts International, 4.63%, 09/01/2026(c)	500,000	499,584
Studio City Finance Ltd. (Macau)
6.50% 01/15/2028(b)	200,000	200,125
5.00% 01/15/2029(b)(c)	260,000	249,118
Voyager Parent LLC, 9.25%, 07/01/2032(b)(c)	520,000	545,536
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/2027(b)	100,000	100,248
Wynn Macau Ltd. (Macau), 5.63%, 08/26/2028(b)(c)	400,000	399,864
		4,005,137
Commercial & Residential Mortgage Finance-0.04%
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.88%, 10/15/2026(b)	49,000	48,132
Commercial Printing-0.55%
Deluxe Corp., 8.13%, 09/15/2029(b)	450,000	471,991
R.R. Donnelley & Sons Co., 9.50%, 08/01/2029(b)	260,000	266,804
		738,795
Commodity Chemicals-0.16%
Methanex Corp. (Canada), 5.13%, 10/15/2027	220,000	220,669
Communications Equipment-0.35%
CommScope Technologies LLC, 5.00%, 03/15/2027(b)	50,000	49,848
Viasat, Inc., 5.63%, 04/15/2027(b)(c)	420,000	419,968
		469,816
Construction & Engineering-0.33%
Baldwin Insurance Group Holdings LLC/ Baldwin Insurance Group Holdings Finance, 7.13%, 05/15/2031(b)	250,000	256,779
Brand Industrial Services, Inc., 10.38%, 08/01/2030(b)	100,000	96,342
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC (Canada), 6.25%, 09/15/2027(b)	88,000	88,068
		441,189
Construction Machinery & Heavy Transportation Equipment-1.34%
New Flyer Holdings, Inc. (Canada), 9.25%, 07/01/2030(b)(c)	280,000	298,363
Terex Corp.
5.00% 05/15/2029(b)	200,000	196,472
6.25% 10/15/2032(b)(c)	220,000	223,369
	Principal Amount	Value
Construction Machinery & Heavy Transportation Equipment-(continued)
Trinity Industries, Inc., 7.75%, 07/15/2028(b)	$640,000	$663,756
Wabash National Corp., 4.50%, 10/15/2028(b)	465,000	410,394
		1,792,354
Construction Materials-0.66%
Smyrna Ready Mix Concrete LLC
6.00% 11/01/2028(b)	300,000	299,240
8.88% 11/15/2031(b)	250,000	263,446
Williams Scotsman, Inc., 4.63%, 08/15/2028(b)	320,000	317,015
		879,701
Consumer Electronics-0.14%
Sensata Technologies B.V., 4.00%, 04/15/2029(b)	200,000	195,091
Consumer Finance-2.54%
Ally Financial, Inc., 6.65%, 01/17/2040(e)	300,000	300,842
goeasy Ltd. (Canada)
7.63% 07/01/2029(b)(c)	265,000	267,126
6.88% 05/15/2030(b)	280,000	275,427
7.38% 10/01/2030(b)	120,000	120,183
Navient Corp.
5.00% 03/15/2027	116,000	115,396
9.38% 07/25/2030	100,000	109,956
11.50% 03/15/2031(c)	240,000	269,424
5.63% 08/01/2033	422,000	382,439
OneMain Finance Corp.
6.63% 01/15/2028	280,000	287,306
6.75% 03/15/2032	640,000	650,284
PRA Group, Inc., 8.88%, 01/31/2030(b)(c)	620,000	629,891
		3,408,274
Diversified Banks-0.26%
Brundage-Bone Concrete Pumping Holdings, Inc., 7.50%, 02/01/2032(b)	350,000	353,497
Diversified Chemicals-0.95%
Chemours Co. (The)
5.38% 05/15/2027(c)	433,000	431,603
5.75% 11/15/2028(b)	160,000	153,452
INEOS Finance PLC (Luxembourg)
6.75% 05/15/2028(b)(c)	325,000	306,788
7.50% 04/15/2029(b)	200,000	186,411
SNF Group SACA (France), 3.13%, 03/15/2027(b)	200,000	195,366
		1,273,620
Diversified Financial Services-3.46%
Burford Capital Global Finance LLC
6.25% 04/15/2028(b)	200,000	198,773
7.50% 07/15/2033(b)	200,000	197,707
Compass Group Diversified Holdings LLC, 5.25%, 04/15/2029(b)(c)	645,075	584,865
EG Global Finance PLC (United Kingdom), 12.00%, 11/30/2028(b)	200,000	219,272
Freedom Mortgage Holdings LLC, 9.25%, 02/01/2029(b)	150,000	157,597
Global Aircraft Leasing Co. Ltd. (Cayman Islands), 8.75%, 09/01/2027(b)	570,000	587,550
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco High Yield Bond Factor ETF (IHYF)—(continued)
October 31, 2025
	Principal Amount	Value
Diversified Financial Services-(continued)
Jefferies Finance LLC/JFIN Co-Issuer Corp., 5.00%, 08/15/2028(b)(c)	$600,000	$568,540
Midcap Financial Issuer Trust, 6.50%, 05/01/2028(b)	400,000	393,168
Provident Funding Associates L.P./PFG Finance Corp., 9.75%, 09/15/2029(b)	120,000	126,560
Resorts World Las Vegas LLC/RWLV Capital, Inc.
4.63% 04/16/2029(b)	400,000	361,347
8.45% 07/27/2030(b)	200,000	202,891
4.63% 04/06/2031(b)	200,000	170,939
United Wholesale Mortgage LLC, 5.75%, 06/15/2027(b)	197,000	197,619
UWM Holdings LLC, 6.25%, 03/15/2031(b)	300,000	299,648
VistaJet Malta Finance PLC/Vista Management Holding, Inc. (Switzerland), 9.50%, 06/01/2028(b)	360,000	374,639
		4,641,115
Diversified Metals & Mining-0.89%
Algoma Steel, Inc. (Canada), 9.13%, 04/15/2029(b)	200,000	164,191
Champion Iron Canada, Inc. (Canada), 7.88%, 07/15/2032(b)	300,000	314,789
Mineral Resources Ltd. (Australia)
9.25% 10/01/2028(b)	321,000	336,972
8.50% 05/01/2030(b)(c)	360,000	375,587
		1,191,539
Diversified REITs-0.48%
Global Net Lease, Inc., 4.50%, 09/30/2028(b)	116,000	113,849
Iron Mountain Information Management Services, Inc., 5.00%, 07/15/2032(b)	76,000	73,539
Uniti Group L.P./Uniti Fiber Holdings, Inc./CSL Capital LLC, 6.00%, 01/15/2030(b)	40,000	35,905
Uniti Group L.P./Uniti Group Finance 2019, Inc./CSL Capital LLC, 4.75%, 04/15/2028(b)	150,000	146,724
Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC, 6.50%, 02/15/2029(b)	300,000	281,064
		651,081
Diversified Support Services-1.63%
CPI CG, Inc., 10.00% CPI, 07/15/2029(b)	150,000	158,614
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/2026	95,000	94,454
Dcli Bidco LLC, 7.75%, 11/15/2029(b)	100,000	101,729
Kingpin Intermediate Holdings LLC, 7.25%, 10/15/2032(b)	150,000	140,980
Neptune Bidco US, Inc., 9.29%, 04/15/2029(b)(c)	707,000	698,806
Prime Security Services Borrower LLC/Prime Finance, Inc., 3.38%, 08/31/2027(b)	500,000	487,455
	Principal Amount	Value
Diversified Support Services-(continued)
Sabre GLBL, Inc.
8.63% 06/01/2027(b)(c)	$240,000	$241,450
11.25% 12/15/2027(b)	150,000	154,312
10.75% 11/15/2029(b)	18,000	17,168
11.13% 07/15/2030(b)	100,000	94,625
		2,189,593
Education Services-0.45%
Adtalem Global Education, Inc., 5.50%, 03/01/2028(b)	475,000	475,874
Grand Canyon University, 5.13%, 10/01/2028	125,000	124,118
		599,992
Electric Utilities-2.67%
DPL, Inc., 4.35%, 04/15/2029	320,000	315,371
Edison International
8.13% 06/15/2053(e)	450,000	465,072
7.88% 06/15/2054(e)	200,000	206,141
NRG Energy, Inc., 3.38%, 02/15/2029(b)	320,000	304,506
Pattern Energy Operations L.P./Pattern Energy Operations, Inc., 4.50%, 08/15/2028(b)	250,000	243,912
PG&E Corp.
5.00% 07/01/2028	480,000	476,953
7.38% 03/15/2055(e)	310,000	319,271
Vistra Operations Co. LLC
5.63% 02/15/2027(b)	163,000	163,155
5.00% 07/31/2027(b)	100,000	100,117
XPLR Infrastructure Operating Partners L.P.
4.50% 09/15/2027(b)(c)	390,000	382,279
7.25% 01/15/2029(b)(c)	340,000	349,959
8.38% 01/15/2031(b)	240,000	251,267
		3,578,003
Electrical Components & Equipment-0.99%
Atkore, Inc., 4.25%, 06/01/2031(b)	170,000	160,849
EnerSys, 4.38%, 12/15/2027(b)(c)	920,000	909,098
Nissan Motor Acceptance Co. LLC, 6.95%, 09/15/2026(b)	260,000	263,582
		1,333,529
Electronic Components-0.17%
Imola Merger Corp., 4.75%, 05/15/2029(b)	100,000	98,657
Sensata Technologies, Inc., 4.38%, 02/15/2030(b)	130,000	125,495
		224,152
Environmental & Facilities Services-0.18%
GFL Environmental, Inc., 4.00%, 08/01/2028(b)	250,000	244,744
Fertilizers & Agricultural Chemicals-0.77%
Consolidated Energy Finance S.A. (Switzerland)
5.63% 10/15/2028(b)	167,000	114,241
12.00% 02/15/2031(b)	200,000	142,390
FMC Corp., 8.45%, 11/01/2055(e)	400,000	388,579
Nufarm Australia Ltd./Nufarm Americas, Inc. (Australia), 5.00%, 01/27/2030(b)	440,000	392,325
		1,037,535
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco High Yield Bond Factor ETF (IHYF)—(continued)
October 31, 2025
	Principal Amount	Value
Financial Exchanges & Data-0.18%
Coinbase Global, Inc., 3.38%, 10/01/2028(b)	$260,000	$247,495
Food Distributors-0.23%
American Builders & Contractors Supply Co., Inc., 3.88%, 11/15/2029(b)(c)	320,000	305,581
Food Retail-1.50%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s L.P./Albertson’s LLC
4.63% 01/15/2027(b)	928,000	927,043
5.88% 02/15/2028(b)	250,000	250,577
3.50% 03/15/2029(b)	200,000	190,833
BCPE Flavor Debt Merger Sub LLC and BCPE Flavor Issuer, Inc., 9.50%, 07/01/2032(b)(c)	640,000	644,912
		2,013,365
Footwear-0.16%
Beach Acquisition Bidco LLC, 10.00%, 07/15/2033(b)(d)	200,000	215,233
Gas Utilities-0.15%
AmeriGas Partners L.P./AmeriGas Finance Corp., 9.38%, 06/01/2028(b)	200,000	207,576
Health Care Distributors-0.20%
Owens & Minor, Inc.
4.50% 03/31/2029(b)	60,000	46,235
6.63% 04/01/2030(b)(c)	300,000	228,626
		274,861
Health Care Equipment-0.26%
HAH Group Holding Co. LLC, 9.75%, 10/01/2031(b)	100,000	94,893
Varex Imaging Corp., 7.88%, 10/15/2027(b)	250,000	255,963
		350,856
Health Care Facilities-0.60%
Encompass Health Corp., 4.50%, 02/01/2028	220,000	218,485
LifePoint Health, Inc.
9.88% 08/15/2030(b)	110,000	118,895
11.00% 10/15/2030(b)	130,000	143,501
Tenet Healthcare Corp., 4.63%, 06/15/2028(c)	320,000	318,926
		799,807
Health Care REITs-0.19%
MPT Operating Partnership L.P./MPT Finance Corp.
5.00% 10/15/2027	148,000	142,513
4.63% 08/01/2029	131,000	107,258
		249,771
Health Care Services-2.20%
Avantor Funding, Inc., 4.63%, 07/15/2028(b)	200,000	196,919
Community Health Systems, Inc.
6.00% 01/15/2029(b)	160,000	158,525
6.88% 04/15/2029(b)	100,000	90,761
5.25% 05/15/2030(b)	200,000	187,655
10.88% 01/15/2032(b)	400,000	431,712
	Principal Amount	Value
Health Care Services-(continued)
CVS Health Corp.
6.75% 12/10/2054(e)	$300,000	$312,044
7.00% 03/10/2055(c)(e)	400,000	420,890
DaVita, Inc., 4.63%, 06/01/2030(b)(c)	320,000	309,296
MPH Acquisition Holdings LLC, 5.75%, 12/31/2030(b)	100,002	90,902
Prime Healthcare Services, Inc., 9.38%, 09/01/2029(b)(c)	500,000	526,448
Team Health Holdings, Inc., 8.38%, 06/30/2028(b)	220,000	222,507
		2,947,659
Health Care Supplies-0.31%
DENTSPLY SIRONA, Inc., 8.38%, 09/12/2055(e)	400,000	412,453
Health Care Technology-0.58%
athenahealth Group, Inc., 6.50%, 02/15/2030(b)	244,000	239,090
Cogent Communications Group, Inc./Cogent Communications Finance, Inc., 7.00%, 06/15/2027(b)	280,000	279,340
U.S. Acute Care Solutions LLC, 9.75%, 05/15/2029(b)(c)	260,000	265,086
		783,516
Home Furnishings-0.18%
Somnigroup International, Inc., 4.00%, 04/15/2029(b)(c)	250,000	241,049
Homebuilding-1.15%
Beazer Homes USA, Inc., 5.88%, 10/15/2027	200,000	200,291
Dream Finders Homes, Inc., 8.25%, 08/15/2028(b)	200,000	206,431
Installed Building Products, Inc., 5.75%, 02/01/2028(b)	440,000	441,616
LGI Homes, Inc.
8.75% 12/15/2028(b)	380,000	395,436
4.00% 07/15/2029(b)	202,000	181,592
Tri Pointe Homes, Inc., 5.25%, 06/01/2027	118,000	118,538
		1,543,904
Hotel & Resort REITs-0.47%
RLJ Lodging Trust L.P., 4.00%, 09/15/2029(b)	100,000	94,506
Service Properties Trust
4.95% 02/15/2027	429,000	428,212
4.95% 10/01/2029	67,000	57,969
8.88% 06/15/2032	50,000	49,397
		630,084
Hotels, Resorts & Cruise Lines-0.45%
Carnival Corp., 6.65%, 01/15/2028	200,000	207,875
Travel + Leisure Co., Series J, 6.00%, 04/01/2027(c)	388,000	393,687
		601,562
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco High Yield Bond Factor ETF (IHYF)—(continued)
October 31, 2025
	Principal Amount	Value
Household Appliances-0.92%
Whirlpool Corp.
2.40% 05/15/2031	$300,000	$249,686
4.70% 05/14/2032(c)	600,000	550,048
5.75% 03/01/2034	450,000	430,592
		1,230,326
Housewares & Specialties-0.54%
Newell Brands, Inc.
6.38% 09/15/2027	340,000	340,161
8.50% 06/01/2028(b)	100,000	102,842
7.38% 04/01/2036(c)	300,000	283,376
		726,379
Human Resource & Employment Services-0.47%
AMN Healthcare, Inc., 4.00%, 04/15/2029(b)(c)	670,000	635,463
Independent Power Producers & Energy Traders-0.66%
AES Corp. (The)
7.60% 01/15/2055(e)	200,000	205,120
6.95% 07/15/2055(c)(e)	540,000	523,794
Calpine Corp., 4.50%, 02/15/2028(b)	160,000	159,710
		888,624
Industrial Machinery & Supplies & Components-0.51%
Husky Injection Molding Systems Ltd./Titan Co-Borrower LLC (Canada), 9.00%, 02/15/2029(b)(c)	250,000	258,598
Park-Ohio Industries, Inc., 8.50%, 08/01/2030(b)(c)	420,000	429,076
		687,674
Insurance Brokers-0.85%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 7.00%, 01/15/2031(b)	100,000	103,670
Howden UK Refinance PLC/Howden UK Refinance 2 PLC/Howden US Refinance LLC (United Kingdom), 7.25%, 02/15/2031(b)	675,000	696,326
HUB International Ltd., 7.38%, 01/31/2032(b)	130,000	134,816
Panther Escrow Issuer LLC, 7.13%, 06/01/2031(b)	200,000	206,860
		1,141,672
Integrated Telecommunication Services-1.83%
Altice France S.A. (France)
6.88% 10/15/2030(b)	154,020	150,769
6.50% 03/15/2032(b)	154,020	147,608
FiberCop S.p.A. (Italy)
6.00% 09/30/2034(b)	200,000	189,362
7.20% 07/18/2036(b)	600,000	609,294
Frontier Communications Holdings LLC, 5.88%, 10/15/2027(b)	350,000	349,949
Frontier Florida LLC, Series E, 6.86%, 02/01/2028	100,000	104,047
Frontier North, Inc., Series G, 6.73%, 02/15/2028	500,000	517,812
	Principal Amount	Value
Integrated Telecommunication Services-(continued)
Grubhub Holdings, Inc., 13.00%, 07/31/2030(b)(c)(d)	$78,010	$66,511
Iliad Holding S.A.S. (France), 7.00%, 10/15/2028(b)	320,000	324,976
		2,460,328
Interactive Home Entertainment-0.14%
Jacobs Entertainment, Inc., 6.75%, 02/15/2029(b)	200,000	193,879
Interactive Media & Services-1.14%
Cars.com, Inc., 6.38%, 11/01/2028(b)	100,000	99,680
Cumulus Media New Holdings, Inc., 6.75%, 07/01/2026(b)	37,000	22,570
Nexstar Media, Inc., 5.63%, 07/15/2027(b)	100,000	100,021
WarnerMedia Holdings, Inc.
3.76% 03/15/2027	100,000	98,250
4.05% 03/15/2029	300,000	291,531
4.28% 03/15/2032(c)	440,000	403,562
5.05% 03/15/2042(c)	400,000	321,524
Ziff Davis, Inc., 4.63%, 10/15/2030(b)	200,000	188,252
		1,525,390
Internet Services & Infrastructure-0.50%
Cogent Communications Group, Inc., 7.00%, 06/15/2027(b)(c)	220,000	219,683
CoreWeave, Inc., 9.25%, 06/01/2030(b)(c)	250,000	252,775
Getty Images, Inc., 9.75%, 03/01/2027(b)	200,000	195,979
		668,437
Investment Banking & Brokerage-0.10%
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 5.25%, 05/15/2027	140,000	137,668
IT Consulting & Other Services-0.77%
Conduent Business Services LLC/Conduent State & Local Solutions, Inc., 6.00%, 11/01/2029(b)(c)	250,000	234,064
EquipmentShare.com, Inc., 9.00%, 05/15/2028(b)	640,000	645,626
Unisys Corp., 10.63%, 01/15/2031(b)	150,000	159,393
		1,039,083
Leisure Facilities-0.41%
Six Flags Entertainment Corp./Canada’s Wonderland Co./Magnum Management Corp.
5.38% 04/15/2027	100,000	99,623
6.50% 10/01/2028	300,000	300,729
Speedway Motorsports LLC/Speedway Funding II, Inc., 4.88%, 11/01/2027(b)	150,000	148,856
		549,208
Life & Health Insurance-0.94%
APH Somerset Investor 2 LLC/APH2 Somerset Investor 2 LLC/APH3 Somerset Investor 2 LLC, 7.88%, 11/01/2029(b)	330,000	340,157
Constellation Insurance, Inc., 6.80%, 01/24/2030(b)	200,000	202,466
Nassau Cos. of New York (The), 7.88%, 07/15/2030(b)(c)	700,000	714,477
		1,257,100
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco High Yield Bond Factor ETF (IHYF)—(continued)
October 31, 2025
	Principal Amount	Value
Life Sciences Tools & Services-0.56%
Charles River Laboratories International, Inc., 4.25%, 05/01/2028(b)(c)	$500,000	$494,680
Fortrea Holdings, Inc., 7.50%, 07/01/2030(b)(c)	270,000	259,548
		754,228
Marine Transportation-0.49%
Seaspan Corp. (Hong Kong), 5.50%, 08/01/2029(b)	471,000	454,002
Stena International S.A. (Sweden), 7.63%, 02/15/2031(b)	200,000	205,050
		659,052
Metal, Glass & Plastic Containers-1.01%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 6.00%, 06/15/2027(b)	200,000	200,642
Crown Cork & Seal Co., Inc., 7.38%, 12/15/2026	340,000	349,828
LABL, Inc., 5.88%, 11/01/2028(b)	200,000	142,949
OI European Group B.V., 4.75%, 02/15/2030(b)(c)	220,000	207,554
Owens-Brockway Glass Container, Inc.
7.25% 05/15/2031(b)	160,000	157,001
7.38% 06/01/2032(b)	100,000	97,962
Silgan Holdings, Inc., 4.13%, 02/01/2028	200,000	196,323
		1,352,259
Mortgage REITs-0.61%
Rithm Capital Corp., 8.00%, 07/15/2030(b)	480,000	486,980
Starwood Property Trust, Inc., 7.25%, 04/01/2029(b)	320,000	337,429
		824,409
Movies & Entertainment-0.22%
Live Nation Entertainment, Inc.
6.50% 05/15/2027(b)	75,000	75,695
3.75% 01/15/2028(b)(c)	220,000	215,213
		290,908
Multi-Utilities-0.24%
Algonquin Power & Utilities Corp. (Canada), 4.75%, 01/18/2082(e)	334,000	328,149
Office REITs-1.19%
Brandywine Operating Partnership L.P.
3.95% 11/15/2027	200,000	197,042
8.30% 03/15/2028	200,000	213,776
8.88% 04/12/2029(c)	230,000	250,016
4.55% 10/01/2029	100,000	96,196
Hudson Pacific Properties L.P.
3.95% 11/01/2027	135,000	129,362
5.95% 02/15/2028(c)	400,000	391,535
3.25% 01/15/2030	240,000	205,171
Office Properties Income Trust, 9.00%, 09/30/2029(b)	157,000	114,021
		1,597,119
	Principal Amount	Value
Office Services & Supplies-0.43%
ACCO Brands Corp., 4.25%, 03/15/2029(b)(c)	$571,000	$502,384
Pitney Bowes, Inc., 7.25%, 03/15/2029(b)	75,000	76,011
		578,395
Oil & Gas Drilling-1.33%
Harvest Midstream I L.P.
7.50% 09/01/2028(b)	307,000	311,502
7.50% 05/15/2032(b)	100,000	103,711
Nabors Industries, Inc.
7.38% 05/15/2027(b)	201,000	204,152
9.13% 01/31/2030(b)	75,000	78,875
Noble Finance II LLC, 8.00%, 04/15/2030(b)	330,000	342,721
Seadrill Finance Ltd. (Norway), 8.38%, 08/01/2030(b)	200,000	204,764
Summit Midstream Holdings LLC, 8.63%, 10/31/2029(b)	150,000	152,720
Transocean International Ltd., 8.50%, 05/15/2031(b)	195,000	193,761
Valaris Ltd., 8.38%, 04/30/2030(b)	186,000	194,418
		1,786,624
Oil & Gas Equipment & Services-0.81%
Bristow Group, Inc., 6.88%, 03/01/2028(b)(c)	400,000	401,212
Oceaneering International, Inc., 6.00%, 02/01/2028	680,000	686,858
		1,088,070
Oil & Gas Exploration & Production-3.50%
Baytex Energy Corp. (Canada)
8.50% 04/30/2030(b)(c)	400,000	410,396
7.38% 03/15/2032(b)	130,000	128,110
Caturus Energy LLC, 8.50%, 02/15/2030(b)	120,000	122,687
Civitas Resources, Inc.
8.38% 07/01/2028(b)(c)	220,000	227,586
8.63% 11/01/2030(b)	130,000	134,509
8.75% 07/01/2031(b)(c)	608,000	625,817
Crescent Energy Finance LLC
7.63% 04/01/2032(b)	130,000	126,141
7.38% 01/15/2033(b)	130,000	122,906
8.38% 01/15/2034(b)(c)	335,000	327,977
Hilcorp Energy I L.P./Hilcorp Finance Co.
5.75% 02/01/2029(b)	100,000	98,196
6.00% 04/15/2030(b)	75,000	73,188
6.25% 04/15/2032(b)	150,000	142,528
8.38% 11/01/2033(b)	200,000	207,086
6.88% 05/15/2034(b)	100,000	95,098
Kraken Oil & Gas Partners LLC, 7.63%, 08/15/2029(b)	140,000	137,186
Long Ridge Energy LLC, 8.75%, 02/15/2032(b)(c)	300,000	310,435
Moss Creek Resources Holdings, Inc., 8.25%, 09/01/2031(b)	290,000	280,197
Murphy Oil Corp., 5.88%, 12/01/2042	140,000	119,308
Saturn Oil & Gas, Inc. (Canada), 9.63%, 06/15/2029(b)(c)	341,000	345,314
SM Energy Co., 7.00%, 08/01/2032(b)	120,000	117,511
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco High Yield Bond Factor ETF (IHYF)—(continued)
October 31, 2025
	Principal Amount	Value
Oil & Gas Exploration & Production-(continued)
Talos Production, Inc., 9.38%, 02/01/2031(b)(c)	$435,000	$445,329
Vital Energy, Inc., 7.75%, 07/31/2029(b)	100,000	98,405
		4,695,910
Oil & Gas Refining & Marketing-1.15%
CVR Energy, Inc., 8.50%, 01/15/2029(b)(c)	260,000	266,628
NuStar Logistics L.P., 5.63%, 04/28/2027(c)	325,000	327,981
PBF Holding Co. LLC/PBF Finance Corp.
6.00% 02/15/2028(c)	580,000	576,153
7.88% 09/15/2030(b)(c)	240,000	241,292
Sunoco L.P./Sunoco Finance Corp., 7.00%, 09/15/2028(b)	125,000	129,359
		1,541,413
Oil & Gas Storage & Transportation-2.94%
Buckeye Partners L.P., 3.95%, 12/01/2026	351,000	348,178
Energy Transfer L.P.
8.00% 05/15/2054(e)	100,000	106,846
6.50% 02/15/2056(e)	200,000	198,373
Hess Midstream Operations L.P., 5.88%, 03/01/2028(b)(c)	550,000	561,679
ITT Holdings LLC, 6.50%, 08/01/2029(b)	92,000	89,191
Kinetik Holdings L.P., 6.63%, 12/15/2028(b)	100,000	102,773
NGL Energy Operating LLC/NGL Energy Finance Corp., 8.13%, 02/15/2029(b)(c)	280,000	286,819
South Bow Canadian Infrastructure Holdings Ltd. (Canada), 7.63%, 03/01/2055(e)	640,000	666,873
Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp., 5.50%, 01/15/2028(b)	525,000	522,182
Venture Global LNG, Inc.
8.13% 06/01/2028(b)(c)	495,000	510,221
8.38% 06/01/2031(b)(c)	220,000	226,054
9.88% 02/01/2032(b)(c)	300,000	320,633
		3,939,822
Other Specialized REITs-0.34%
Iron Mountain, Inc., 4.88%, 09/15/2027(b)	458,000	456,891
Other Specialty Retail-0.25%
Bath & Body Works, Inc., 6.69%, 01/15/2027	200,000	204,323
Dick’s Sporting Goods, Inc., 4.00%, 10/01/2029(b)	137,000	134,071
		338,394
Packaged Foods & Meats-0.57%
B&G Foods, Inc., 8.00%, 09/15/2028(b)(c)	300,000	282,422
Lamb Weston Holdings, Inc., 4.88%, 05/15/2028(b)	200,000	200,576
Viking Baked Goods Acquisition Corp., 8.63%, 11/01/2031(b)(c)	275,000	276,613
		759,611
Paper & Plastic Packaging Products & Materials-1.53%
Cascades, Inc./Cascades USA, Inc. (Canada), 5.38%, 01/15/2028(b)	150,000	149,943
	Principal Amount	Value
Paper & Plastic Packaging Products & Materials-(continued)
Clydesdale Acquisition Holdings, Inc.
6.63% 04/15/2029(b)(c)	$320,000	$321,478
6.88% 01/15/2030(b)	150,000	151,686
8.75% 04/15/2030(b)	300,000	300,871
6.75% 04/15/2032(b)	200,000	200,843
Mauser Packaging Solutions Holding Co.
7.88% 08/15/2026(b)	310,000	308,838
9.25% 04/15/2027(b)	58,000	57,321
Sealed Air Corp.
6.13% 02/01/2028(b)	45,000	45,638
6.88% 07/15/2033(b)(c)	351,000	382,481
Toucan FinCo Ltd./Toucan FinCo Can, Inc./Toucan FinCo US LLC (Canada), 9.50%, 05/15/2030(b)	150,000	140,785
		2,059,884
Paper Products-0.60%
Clearwater Paper Corp., 4.75%, 08/15/2028(b)	560,000	525,938
Domtar Corp., 6.75%, 10/01/2028(b)	366,000	278,156
		804,094
Passenger Airlines-1.31%
Air Canada (Canada), 3.88%, 08/15/2026(b)	58,000	57,591
Allegiant Travel Co., 7.25%, 08/15/2027(b)	410,000	414,869
American Airlines, Inc., 7.25%, 02/15/2028(b)	730,000	747,390
Avianca Midco 2 PLC, 9.00%, 12/01/2028(b)	210,000	210,000
JetBlue Airways Corp./JetBlue Loyalty L.P., 9.88%, 09/20/2031(b)(c)	330,000	324,679
		1,754,529
Personal Care Products-0.40%
Edgewell Personal Care Co., 4.13%, 04/01/2029(b)(c)	560,000	532,478
Pharmaceuticals-1.99%
1261229 BC Ltd., 10.00%, 04/15/2032(b)	200,000	209,255
AdaptHealth LLC
6.13% 08/01/2028(b)(c)	220,000	220,076
4.63% 08/01/2029(b)	150,000	143,042
Bausch Health Cos., Inc.
4.88% 06/01/2028(b)	100,000	91,076
11.00% 09/30/2028(b)	275,000	288,508
Elanco Animal Health, Inc., 6.65%, 08/28/2028	460,000	480,453
Endo Finance Holdings, Inc., 8.50%, 04/15/2031(b)	240,000	254,682
HLF Financing S.a.r.l. LLC/Herbalife International, Inc., 4.88%, 06/01/2029(b)(c)	250,000	220,651
Organon & Co./Organon Foreign Debt Co-Issuer B.V.
4.13% 04/30/2028(b)(c)	400,000	380,817
6.75% 05/15/2034(b)(c)	400,000	358,870
P&L Development LLC/PLD Finance Corp., 3.50% PIK Rate, 9.00% Cash Rate, 05/15/2029(b)(d)	26,829	27,614
		2,675,044
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco High Yield Bond Factor ETF (IHYF)—(continued)
October 31, 2025
	Principal Amount	Value
Property & Casualty Insurance-0.09%
MBIA, Inc., 5.70%, 12/01/2034	$140,000	$126,502
Real Estate Development-1.02%
Cushman & Wakefield U.S. Borrower LLC, 8.88%, 09/01/2031(b)	136,000	145,802
Forestar Group, Inc., 5.00%, 03/01/2028(b)	600,000	599,979
Hunt Cos., Inc., 5.25%, 04/15/2029(b)	640,000	622,892
		1,368,673
Real Estate Services-0.55%
Newmark Group, Inc., 7.50%, 01/12/2029	690,000	739,539
Regional Banks-0.07%
Veritiv Operating Co., 10.50%, 11/30/2030(b)	87,000	90,648
Reinsurance-0.10%
Global Atlantic (Fin) Co., 4.70%, 10/15/2051(b)(e)	135,000	131,502
Research & Consulting Services-1.30%
Clarivate Science Holdings Corp., 3.88%, 07/01/2028(b)	500,000	481,853
CoreLogic, Inc., 4.50%, 05/01/2028(b)	640,000	618,658
Science Applications International Corp., 5.88%, 11/01/2033(b)(c)	640,000	638,745
		1,739,256
Restaurants-0.60%
Bloomin’ Brands, Inc./OSI Restaurant Partners LLC, 5.13%, 04/15/2029(b)	750,000	664,116
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc., 6.75%, 01/15/2030(b)	150,000	139,161
		803,277
Retail REITs-0.47%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC, 4.50%, 04/01/2027(b)(c)	640,000	630,855
Security & Alarm Services-0.66%
Brink’s Co. (The), 4.63%, 10/15/2027(b)	100,000	99,640
CoreCivic, Inc., 4.75%, 10/15/2027	420,000	416,743
Garda World Security Corp. (Canada), 4.63%, 02/15/2027(b)	370,000	367,374
		883,757
Semiconductors-0.32%
ams-OSRAM AG (Austria), 12.25%, 03/30/2029(b)	150,000	162,161
Kioxia Holdings Corp. (Japan), 6.63%, 07/24/2033(b)	260,000	271,513
		433,674
Specialized Consumer Services-0.29%
Sotheby’s, 7.38%, 10/15/2027(b)	200,000	200,229
Sotheby’s/Bidfair Holdings, Inc., 5.88%, 06/01/2029(b)	200,000	189,973
		390,202
	Principal Amount	Value
Specialty Chemicals-1.80%
Celanese US Holdings LLC
6.67% 07/15/2027	$300,000	$308,150
6.50% 04/15/2030	200,000	198,455
7.20% 11/15/2033	150,000	153,935
Herens Holdco S.a.r.l. (Luxembourg), 4.75%, 05/15/2028(b)	200,000	169,006
Huntsman International LLC, 5.70%, 10/15/2034(c)	440,000	384,132
Tronox, Inc., 4.63%, 03/15/2029(b)(c)	340,000	209,370
Wayfair LLC
7.25% 10/31/2029(b)	200,000	207,314
7.75% 09/15/2030(b)(c)	430,000	454,674
WR Grace Holdings LLC
4.88% 06/15/2027(b)	250,000	248,054
5.63% 08/15/2029(b)	90,000	82,440
		2,415,530
Steel-1.27%
Cleveland-Cliffs, Inc.
4.63% 03/01/2029(b)	250,000	244,498
6.88% 11/01/2029(b)	130,000	133,604
6.75% 04/15/2030(b)	130,000	133,044
7.50% 09/15/2031(b)	80,000	83,810
7.00% 03/15/2032(b)(c)	270,000	276,411
7.38% 05/01/2033(b)	220,000	227,846
7.63% 01/15/2034(b)	150,000	156,065
SunCoke Energy, Inc., 4.88%, 06/30/2029(b)	475,000	443,870
		1,699,148
Systems Software-0.13%
Gen Digital, Inc., 6.75%, 09/30/2027(b)	52,000	52,849
McAfee Corp., 7.38%, 02/15/2030(b)	129,000	118,265
		171,114
Technology Distributors-0.49%
Insight Enterprises, Inc., 6.63%, 05/15/2032(b)	640,000	655,758
Technology Hardware, Storage & Peripherals-0.71%
Seagate Data Storage Technology Pte. Ltd., 4.13%, 01/15/2031(b)	420,000	395,863
Xerox Corp., 10.25%, 10/15/2030(b)(c)	540,000	552,822
		948,685
Telecom Tower REITs-0.39%
SBA Communications Corp., 3.13%, 02/01/2029(c)	550,000	520,353
Tires & Rubber-0.32%
Goodyear Tire & Rubber Co. (The), 4.88%, 03/15/2027(c)	430,000	427,125
Tobacco-0.24%
Turning Point Brands, Inc., 7.63%, 03/15/2032(b)	300,000	318,393
Trading Companies & Distributors-1.18%
FTAI Aviation Investors LLC, 5.50%, 05/01/2028(b)	350,000	350,481
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco High Yield Bond Factor ETF (IHYF)—(continued)
October 31, 2025
	Principal Amount	Value
Trading Companies & Distributors-(continued)
Herc Holdings, Inc.
7.00% 06/15/2030(b)	$200,000	$209,468
7.25% 06/15/2033(b)	200,000	211,014
QXO Building Products, Inc., 6.75%, 04/30/2032(b)(c)	780,000	809,447
		1,580,410
Transaction & Payment Processing Services-0.35%
NCR Atleos Corp., 9.50%, 04/01/2029(b)	441,000	476,560
Water Utilities-0.09%
S&S Holdings LLC, 8.38%, 10/01/2031(b)	130,000	124,326
Wireless Telecommunication Services-0.30%
Ontario Gaming GTA L.P./OTG Co-Issuer, Inc. (Canada), 8.00%, 08/01/2030(b)	200,000	197,451
VMED O2 UK Financing I PLC (United Kingdom), 7.75%, 04/15/2032(b)	200,000	207,585
		405,036
Total U.S. Dollar Denominated Bonds & Notes (Cost $130,113,750)		130,710,993
U.S. Treasury Securities-0.24%
U.S. Treasury Bills-0.24%
3.59%–4.15%, 05/14/2026(f)(g) (Cost $322,151)	329,000	322,662
	Shares
Common Stocks & Other Equity Interests-0.02%
Integrated Telecommunication Services-0.02%
Altice France S.A. (France)(h)	1,810	30,407
	Shares	Value
Pharmaceuticals-0.00%
Mallinckrodt PLC(h)	11	$858
Total Common Stocks & Other Equity Interests (Cost $32,687)		31,265
Money Market Funds-0.66%
Invesco Government & Agency Portfolio, Institutional Class, 4.06%(i)(j) (Cost $881,378)	881,378	881,378
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.31% (Cost $131,349,966)		131,946,298
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-29.62%
Invesco Private Government Fund, 4.13%(i)(j)(k)	10,645,658	10,645,658
Invesco Private Prime Fund, 4.30%(i)(j)(k)	29,100,300	29,109,030
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $39,754,752)		39,754,688
TOTAL INVESTMENTS IN SECURITIES-127.93% (Cost $171,104,718)		171,700,986
OTHER ASSETS LESS LIABILITIES-(27.93)%		(37,487,628)
NET ASSETS-100.00%		$134,213,358

Investment Abbreviations:
PIK	-Pay-in-Kind
REIT	-Real Estate Investment Trust

Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at
October 31, 2025 was $101,552,594, which represented 75.67% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at October 31, 2025.
(d)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(e)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(f)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 2S.
(g)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(h)	Non-income producing security.
(i)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2025.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco High Yield Bond Factor ETF (IHYF)—(continued)
October 31, 2025

	Value October 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$513,041	$13,038,965	$(12,670,628)	$-	$-	$881,378	$16,388
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	3,579,801	32,986,216	(25,920,359)	-	-	10,645,658	185,996 *
Invesco Private Prime Fund	8,691,255	71,340,968	(50,923,887)	584	110	29,109,030	502,511 *
Total	$12,784,097	$117,366,149	$(89,514,874)	$584	$110	$40,636,066	$704,895

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(j)	The rate shown is the 7-day SEC standardized yield as of October 31, 2025.
(k)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2P.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 10 Year Notes	44	December-2025	$4,957,563	$8,916	$8,916
U.S. Treasury 10 Year Ultra	8	December-2025	923,875	(4,402)	(4,402)
U.S. Treasury 5 Year Notes	68	December-2025	7,426,344	16,223	16,223
U.S. Treasury Long Bonds	3	December-2025	351,938	(83)	(83)
U.S. Treasury Ultra Bonds	2	December-2025	242,563	2,981	2,981
Subtotal—Long Futures Contracts				23,635	23,635
Short Futures Contracts
Interest Rate Risk
U.S. Treasury 2 Year Notes	71	December-2025	(14,785,196)	14,196	14,196
Total Futures Contracts				$37,831	$37,831

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation
		Deliver		Receive
Currency Risk
1/28/2026	State Street Bank & Trust	EUR	200,000	USD	233,854	$1,855

Abbreviations:
EUR	-Euro
USD	-U.S. Dollar
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco High Yield Select ETF (HIYS)
October 31, 2025
Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-94.29%
Advertising-0.96%
Clear Channel Outdoor Holdings, Inc.
7.13% 02/15/2031(b)	$20,000	$20,644
7.50% 03/15/2033(b)	20,000	20,933
Lamar Media Corp., 5.38%, 11/01/2033(b)	35,000	34,694
		76,271
Aerospace & Defense-1.95%
TransDigm, Inc.
6.75% 08/15/2028(b)	38,000	38,797
6.38% 03/01/2029(b)	87,000	89,474
6.00% 01/15/2033(b)	27,000	27,456
		155,727
Alternative Carriers-0.10%
Lumen Technologies, Inc., 10.00%, 10/15/2032(b)	8,000	8,090
Apparel Retail-0.39%
Saks Global Enterprises LLC, 11.00%, 12/15/2029(b)	22,350	10,001
William Carter Co. (The), 7.38%, 02/15/2031(b)	21,000	20,925
		30,926
Application Software-1.22%
Cloud Software Group, Inc.
9.00% 09/30/2029(b)	22,000	22,774
8.25% 06/30/2032(b)	34,000	35,761
SS&C Technologies, Inc., 5.50%, 09/30/2027(b)	39,000	39,048
		97,583
Automobile Manufacturers-0.99%
Allison Transmission, Inc., 3.75%, 01/30/2031(b)	85,000	78,552
Automotive Parts & Equipment-3.27%
American Axle & Manufacturing, Inc., 7.75%, 10/15/2033(b)(c)	40,000	40,097
Clarios Global L.P./Clarios US Finance Co.
6.75% 02/15/2030(b)	51,000	52,906
6.75% 09/15/2032(b)	7,000	7,168
Cougar JV Subsidiary LLC, 8.00%, 05/15/2032(b)	44,000	46,952
Forvia SE (France), 8.00%, 06/15/2030(b)(c)	32,000	34,032
NESCO Holdings II, Inc., 5.50%, 04/15/2029(b)	41,000	40,115
Phinia, Inc.
6.75% 04/15/2029(b)	8,000	8,263
6.63% 10/15/2032(b)	30,000	30,889
		260,422
Automotive Retail-3.44%
Carvana Co., 14.00% PIK Rate, 9.00% Cash Rate, 06/01/2031(b)(d)	40,660	45,293
Group 1 Automotive, Inc.
4.00% 08/15/2028(b)	44,000	42,720
6.38% 01/15/2030(b)	41,000	41,897
	Principal Amount	Value
Automotive Retail-(continued)
LCM Investments Holdings II LLC
4.88% 05/01/2029(b)	$22,000	$21,436
8.25% 08/01/2031(b)	40,000	42,120
Lithia Motors, Inc.
4.63% 12/15/2027(b)	39,000	38,822
4.38% 01/15/2031(b)(c)	44,000	41,985
		274,273
Broadcasting-1.69%
AMC Networks, Inc., 10.50%, 07/15/2032(b)	7,000	7,367
Discovery Communications LLC, 4.13%, 05/15/2029	41,000	39,694
Gray Media, Inc., 9.63%, 07/15/2032(b)	12,000	12,073
Univision Communications, Inc.
8.00% 08/15/2028(b)	23,000	23,694
9.38% 08/01/2032(b)	15,000	15,850
Versant Media Group, Inc., 7.25%, 01/30/2031(b)	35,000	35,698
		134,376
Broadline Retail-0.48%
Macy’s Retail Holdings LLC, 6.70%, 07/15/2034(b)	41,000	38,588
Building Products-0.49%
New Enterprise Stone & Lime Co., Inc., 5.25%, 07/15/2028(b)	39,000	38,854
Cable & Satellite-2.18%
CCO Holdings LLC/CCO Holdings Capital Corp.
5.38% 06/01/2029(b)	6,000	5,926
4.50% 05/01/2032	51,000	45,399
4.50% 06/01/2033(b)	52,000	45,136
4.25% 01/15/2034(b)	54,000	45,404
Directv Financing LLC, 8.88%, 02/01/2030(b)	10,000	9,953
Directv Financing LLC/Directv Financing Co-Obligor, Inc.
5.88% 08/15/2027(b)	9,000	9,006
10.00% 02/15/2031(b)	5,000	4,986
Sinclair Television Group, Inc., 8.13%, 02/15/2033(b)	8,000	8,162
		173,972
Casinos & Gaming-4.16%
Melco Resorts Finance Ltd. (Hong Kong), 6.50%, 09/24/2033(b)	100,000	100,737
Studio City Finance Ltd. (Macau), 5.00%, 01/15/2029(b)	200,000	191,630
Voyager Parent LLC, 9.25%, 07/01/2032(b)	37,000	38,817
		331,184
Commercial & Residential Mortgage Finance-2.23%
Nationstar Mortgage Holdings, Inc.
6.50% 08/01/2029(b)	30,000	30,795
7.13% 02/01/2032(b)	44,000	46,039
PennyMac Financial Services, Inc., 4.25%, 02/15/2029(b)	22,000	21,378
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco High Yield Select ETF (HIYS)—(continued)
October 31, 2025
	Principal Amount	Value
Commercial & Residential Mortgage Finance-(continued)
Rocket Cos., Inc., 6.13%, 08/01/2030(b)	$39,000	$40,254
Walker & Dunlop, Inc., 6.63%, 04/01/2033(b)	38,000	38,921
		177,387
Construction & Engineering-0.50%
AECOM, 6.00%, 08/01/2033(b)	39,000	40,053
Consumer Finance-3.31%
EZCORP, Inc., 7.38%, 04/01/2032(b)	74,000	78,347
FirstCash, Inc., 6.88%, 03/01/2032(b)	56,000	58,177
Navient Corp.
5.00% 03/15/2027	31,000	30,839
9.38% 07/25/2030(c)	15,000	16,493
OneMain Finance Corp.
6.63% 05/15/2029	10,000	10,296
4.00% 09/15/2030(c)	23,000	21,411
6.75% 03/15/2032	22,000	22,354
7.13% 09/15/2032	25,000	25,834
		263,751
Diversified Banks-0.49%
Brundage-Bone Concrete Pumping Holdings, Inc., 7.50%, 02/01/2032(b)	39,000	39,390
Diversified Financial Services-4.12%
Freedom Mortgage Holdings LLC, 8.38%, 04/01/2032(b)	20,000	20,872
GGAM Finance Ltd. (Ireland), 6.88%, 04/15/2029(b)	87,000	90,474
Global Aircraft Leasing Co. Ltd. (Cayman Islands), 8.75%, 09/01/2027(b)	56,000	57,724
Jane Street Group/JSG Finance, Inc.
6.13% 11/01/2032(b)	44,000	44,811
6.75% 05/01/2033(b)	53,000	55,329
Provident Funding Associates L.P./PFG Finance Corp., 9.75%, 09/15/2029(b)	56,000	59,061
		328,271
Diversified REITs-0.73%
Iron Mountain Information Management Services, Inc., 5.00%, 07/15/2032(b)	54,000	52,251
Uniti Group L.P./Uniti Group Finance 2019, Inc./CSL Capital LLC, 8.63%, 06/15/2032(b)	6,000	5,625
		57,876
Diversified Support Services-0.97%
RB Global Holdings, Inc. (Canada)
6.75% 03/15/2028(b)	60,000	61,339
7.75% 03/15/2031(b)	15,000	15,673
		77,012
Electric Utilities-3.50%
Brookfield Infrastructure Finance ULC (Canada), 6.75%, 03/15/2055(e)	58,000	59,310
California Buyer Ltd./Atlantica Sustainable Infrastructure PLC (United Kingdom), 6.38%, 02/15/2032(b)	50,000	50,550
Hawaiian Electric Co., Inc., 6.00%, 10/01/2033(b)	59,000	59,700
	Principal Amount	Value
Electric Utilities-(continued)
NRG Energy, Inc., 6.00%, 01/15/2036(b)	$60,000	$61,072
Vistra Operations Co. LLC, 5.00%, 07/31/2027(b)	48,000	48,056
		278,688
Electrical Components & Equipment-1.56%
EnerSys
4.38% 12/15/2027(b)	39,000	38,538
6.63% 01/15/2032(b)	24,000	24,698
Nissan Motor Acceptance Co. LLC, 7.05%, 09/15/2028(b)	59,000	61,420
		124,656
Electronic Components-0.57%
Sensata Technologies, Inc., 3.75%, 02/15/2031(b)	49,000	45,587
Electronic Manufacturing Services-0.79%
EMRLD Borrower L.P./Emerald Co-Issuer, Inc., 6.63%, 12/15/2030(b)	61,000	62,786
Environmental & Facilities Services-1.00%
GFL Environmental, Inc., 4.00%, 08/01/2028(b)	81,000	79,297
Gold-1.09%
New Gold, Inc. (Canada), 6.88%, 04/01/2032(b)	83,000	86,857
Health Care Equipment-0.51%
Hologic, Inc., 3.25%, 02/15/2029(b)	41,000	40,501
Health Care Facilities-1.30%
Select Medical Corp., 6.25%, 12/01/2032(b)(c)	44,000	44,678
Tenet Healthcare Corp., 6.75%, 05/15/2031	57,000	59,186
		103,864
Health Care REITs-0.99%
Diversified Healthcare Trust
0.00% 01/15/2026(b)(f)	21,000	20,782
7.25% 10/15/2030(b)	50,000	50,564
MPT Operating Partnership L.P./MPT Finance Corp., 8.50%, 02/15/2032(b)	7,000	7,341
		78,687
Health Care Services-1.01%
Community Health Systems, Inc.
5.25% 05/15/2030(b)	16,000	15,013
4.75% 02/15/2031(b)	29,000	25,917
DaVita, Inc.
6.88% 09/01/2032(b)(c)	18,000	18,666
6.75% 07/15/2033(b)	20,000	20,754
		80,350
Health Care Supplies-0.74%
Medline Borrower L.P.
3.88% 04/01/2029(b)	21,000	20,411
5.25% 10/01/2029(b)	39,000	38,877
		59,288
Homebuilding-0.58%
Taylor Morrison Communities, Inc., 5.13%, 08/01/2030(b)(c)	46,000	45,979
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco High Yield Select ETF (HIYS)—(continued)
October 31, 2025
	Principal Amount	Value
Hotel & Resort REITs-1.02%
RHP Hotel Properties L.P./RHP Finance Corp., 6.50%, 06/15/2033(b)	$39,000	$40,281
RLJ Lodging Trust L.P., 4.00%, 09/15/2029(b)(c)	43,000	40,638
		80,919
Hotels, Resorts & Cruise Lines-0.99%
Hilton Domestic Operating Co., Inc., 5.88%, 03/15/2033(b)	77,000	78,985
Household Appliances-0.49%
Whirlpool Corp., 4.75%, 02/26/2029	40,000	39,458
Housewares & Specialties-0.74%
Newell Brands, Inc.
6.63% 09/15/2029	19,000	18,617
6.38% 05/15/2030(c)	42,000	40,005
		58,622
Independent Power Producers & Energy Traders-2.48%
Calpine Corp., 5.13%, 03/15/2028(b)	59,000	59,030
Vistra Corp.
8.00% (b)(e)(g)	24,000	24,681
Series C, 8.88% (b)(e)(g)	76,000	83,626
VoltaGrid LLC, 7.38%, 11/01/2030(b)	30,000	30,530
		197,867
Industrial Machinery & Supplies & Components-2.33%
Enpro, Inc., 6.13%, 06/01/2033(b)	78,000	79,986
ESAB Corp., 6.25%, 04/15/2029(b)	57,000	58,403
Roller Bearing Co. of America, Inc., 4.38%, 10/15/2029(b)	48,000	47,098
		185,487
Insurance Brokers-1.58%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 7.00%, 01/15/2031(b)	66,000	68,422
HUB International Ltd., 7.25%, 06/15/2030(b)	55,000	57,461
		125,883
Integrated Oil & Gas-0.24%
Petroleos Mexicanos (Mexico), 6.63%, 06/15/2035	20,000	19,209
Integrated Telecommunication Services-5.13%
Iliad Holding S.A.S. (France), 8.50%, 04/15/2031(b)	200,000	214,849
Level 3 Financing, Inc.
6.88% 06/30/2033(b)	39,000	39,978
7.00% 03/31/2034(b)	41,667	42,842
Telecom Italia Capital S.A. (Italy), 6.38%, 11/15/2033	38,000	40,097
Windstream Services LLC, 7.50%, 10/15/2033(b)	36,000	35,994
WULF Compute LLC, 7.75%, 10/15/2030(b)	34,000	35,345
		409,105
Interactive Media & Services-1.11%
WarnerMedia Holdings, Inc.
4.28% 03/15/2032(c)	38,000	34,853
5.05% 03/15/2042	55,000	44,210
5.14% 03/15/2052	12,000	9,150
		88,213
	Principal Amount	Value
Internet Services & Infrastructure-0.63%
Beignet Investor LLC, 6.58%, 05/30/2049(b)	$20,000	$21,350
CoreWeave, Inc.
9.25% 06/01/2030(b)	8,000	8,089
9.00% 02/01/2031(b)	12,000	12,050
Getty Images, Inc., 10.50%, 11/15/2030(b)	9,000	9,083
		50,572
Leisure Facilities-0.51%
Vail Resorts, Inc., 5.63%, 07/15/2030(b)	40,000	40,592
Marine Transportation-1.35%
Danaos Corp. (Greece), 6.88%, 10/15/2032(b)	27,000	26,574
NCL Corp. Ltd.
5.88% 01/15/2031(b)	15,000	15,002
6.25% 09/15/2033(b)	25,000	25,301
Viking Cruises Ltd., 5.88%, 10/15/2033(b)	40,000	40,688
		107,565
Metal, Glass & Plastic Containers-2.52%
Ardagh Metal Packaging Finance USA LLC/ Ardagh Metal Packaging Finance PLC, 6.00%, 06/15/2027(b)	200,000	200,642
Movies & Entertainment-0.58%
Starz Capital Holdings 1, Inc., 6.00%, 04/15/2030(b)(c)	49,000	46,244
Multi-line Insurance-0.74%
Acrisure LLC/Acrisure Finance, Inc., 7.50%, 11/06/2030(b)	57,000	58,998
Multi-Utilities-0.49%
CenterPoint Energy, Inc., 6.70%, 05/15/2055(e)	38,000	39,442
Oil & Gas Drilling-1.00%
Summit Midstream Holdings LLC, 8.63%, 10/31/2029(b)	38,000	38,689
Transocean International Ltd., 7.88%, 10/15/2032(b)	40,000	41,232
		79,921
Oil & Gas Equipment & Services-0.48%
Tidewater, Inc., 9.13%, 07/15/2030(b)	36,000	38,454
Oil & Gas Exploration & Production-2.09%
Aethon United BR L.P./Aethon United Finance Corp., 7.50%, 10/01/2029(b)	37,000	38,418
Caturus Energy LLC, 8.50%, 02/15/2030(b)	44,000	44,985
Comstock Resources, Inc., 6.75%, 03/01/2029(b)	45,000	44,647
Hilcorp Energy I L.P./Hilcorp Finance Co., 8.38%, 11/01/2033(b)	37,000	38,311
		166,361
Oil & Gas Refining & Marketing-0.75%
Sunoco L.P.
5.63% 03/15/2031(b)	5,000	5,007
6.25% 07/01/2033(b)	31,000	31,693
5.88% 03/15/2034(b)	15,000	15,007
7.88% (b)(e)(g)	8,000	8,130
		59,837
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco High Yield Select ETF (HIYS)—(continued)
October 31, 2025
	Principal Amount	Value
Oil & Gas Storage & Transportation-5.65%
Antero Midstream Partners L.P./Antero Midstream Finance Corp., 6.63%, 02/01/2032(b)	$44,000	$45,591
Excelerate Energy L.P., 8.00%, 05/15/2030(b)	38,000	40,149
Genesis Energy L.P./Genesis Energy Finance Corp.
7.88% 05/15/2032	20,000	20,615
8.00% 05/15/2033	37,000	38,252
Global Partners L.P./GLP Finance Corp., 7.13%, 07/01/2033(b)	40,000	40,610
Northriver Midstream Finance L.P. (Canada), 6.75%, 07/15/2032(b)	41,000	41,814
Prairie Acquiror L.P., 9.00%, 08/01/2029(b)	38,000	39,146
Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp., 7.38%, 02/15/2029(b)	44,000	45,325
Venture Global LNG, Inc.
9.88% 02/01/2032(b)(c)	56,000	59,852
9.00% (b)(e)(g)	21,000	19,648
Venture Global Plaquemines LNG LLC
6.50% 01/15/2034(b)	13,000	13,625
6.75% 01/15/2036(b)	43,000	45,569
		450,196
Other Specialized REITs-1.08%
Iron Mountain, Inc.
4.50% 02/15/2031(b)	49,000	47,037
6.25% 01/15/2033(b)	38,000	38,898
		85,935
Other Specialty Retail-0.10%
SGUS LLC, 11.00%, 12/15/2029(b)	9,650	8,371
Packaged Foods & Meats-0.63%
Lamb Weston Holdings, Inc., 4.38%, 01/31/2032(b)	53,000	50,565
Paper & Plastic Packaging Products & Materials-0.50%
Sealed Air Corp.
5.00% 04/15/2029(b)	20,000	19,872
6.88% 07/15/2033(b)	18,000	19,615
		39,487
Passenger Airlines-0.97%
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.75%, 04/20/2029(b)	58,000	58,555
CHC Group LLC, 11.75%, 09/01/2030(b)	20,000	18,690
		77,245
Pharmaceuticals-1.70%
1261229 BC Ltd., 10.00%, 04/15/2032(b)	30,000	31,388
Amneal Pharmaceuticals LLC, 6.88%, 08/01/2032(b)	45,000	47,236
Bausch Health Cos., Inc., 11.00%, 09/30/2028(b)	12,000	12,590
Endo Finance Holdings, Inc., 8.50%, 04/15/2031(b)	42,000	44,569
		135,783
	Principal Amount		Value
Real Estate Development-1.10%
Cushman & Wakefield U.S. Borrower LLC, 8.88%, 09/01/2031(b)(c)		$42,000	$45,027
Greystar Real Estate Partners LLC, 7.75%, 09/01/2030(b)		40,000	42,330
			87,357
Reinsurance-0.59%
Global Atlantic (Fin) Co., 4.70%, 10/15/2051(b)(e)		48,000	46,756
Research & Consulting Services-0.60%
Clarivate Science Holdings Corp., 4.88%, 07/01/2029(b)		51,000	47,621
Restaurants-0.74%
1011778 BC ULC/New Red Finance, Inc. (Canada), 4.00%, 10/15/2030(b)		62,000	58,709
Security & Alarm Services-0.98%
Brink’s Co. (The), 6.75%, 06/15/2032(b)(c)		75,000	77,950
Semiconductors-0.52%
AP Grange Holdings LLC, 6.50%, 03/20/2045(b)(h)		39,000	41,336
Specialized Consumer Services-0.81%
Carriage Services, Inc., 4.25%, 05/15/2029(b)		68,000	64,374
Specialized Finance-0.49%
TrueNoord Capital DAC (Ireland), 8.75%, 03/01/2030(b)		37,000	39,007
Specialty Chemicals-0.53%
Celanese US Holdings LLC, 7.20%, 11/15/2033		37,000	37,971
Wayfair LLC, 7.25%, 10/31/2029(b)		4,000	4,146
			42,117
Steel-0.51%
Cleveland-Cliffs, Inc.
6.88% 11/01/2029(b)		7,000	7,194
7.00% 03/15/2032(b)(c)		33,000	33,784
			40,978
Technology Hardware, Storage & Peripherals-0.06%
Xerox Holdings Corp.
5.50% 08/15/2028(b)		5,000	2,387
8.88% 11/30/2029(b)(c)		6,000	2,640
			5,027
Trading Companies & Distributors-0.97%
Aircastle Ltd., 5.25%(b)(e)(g)		78,000	77,623
Wireless Telecommunication Services-1.20%
Vodafone Group PLC (United Kingdom), 4.13%, 06/04/2081(e)		101,000	95,292
Total U.S. Dollar Denominated Bonds & Notes (Cost $7,308,273)			7,513,203
Non-U.S. Dollar Denominated Bonds & Notes-2.86%(i)
Cable & Satellite-1.47%
Sunrise FinCo I B.V. (Netherlands), 4.63%, 05/15/2032, (Acquired 05/21/2025; Cost $113,410)(b)(j)	EUR	100,000	117,346
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco High Yield Select ETF (HIYS)—(continued)
October 31, 2025
	Principal Amount		Value
Wireless Telecommunication Services-1.39%
VMED O2 UK Financing I PLC (United Kingdom), 3.25%, 01/31/2031(b)	EUR	100,000	$110,364
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $207,520)			227,710
	Shares
Money Market Funds-0.63%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 4.03%(k)(l) (Cost $50,248)		50,248	50,248
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-97.78% (Cost $7,566,041)			7,791,161
	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-7.25%
Invesco Private Government Fund, 4.13%(k)(l)(m)	160,468	$160,468
Invesco Private Prime Fund, 4.30%(k)(l)(m)	416,710	416,835
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $577,307)		577,303
TOTAL INVESTMENTS IN SECURITIES-105.03% (Cost $8,143,348)		8,368,464
OTHER ASSETS LESS LIABILITIES-(5.03)%		(400,780)
NET ASSETS-100.00%		$7,967,684

Investment Abbreviations:
ETF	-Exchange-Traded Fund
EUR	-Euro
PIK	-Pay-in-Kind
REIT	-Real Estate Investment Trust

Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at
October 31, 2025 was $6,932,926, which represented 87.01% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at October 31, 2025.
(d)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(e)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(f)	Denotes a zero coupon security issued at a substantial discount from its value at maturity.
(g)	Perpetual bond with no specified maturity date.
(h)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(i)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(j)	Restricted security. The value of this security at October 31, 2025 represented 1.47% of the Fund’s Net Assets.
(k)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2025.

	Value October 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2025	Dividend Income
Invesco Senior Loan ETF	$-	$715,640	$(704,100)	$-	$(11,540)	$-	$8,062
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	100,914	2,362,109	(2,463,023)	-	-	-	2,458
Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	5,117,481	(5,067,233)	-	-	50,248	5,446
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco High Yield Select ETF (HIYS)—(continued)
October 31, 2025
	Value October 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2025	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$619,935	$3,131,269	$(3,590,736)	$-	$-	$160,468	$9,910 *
Invesco Private Prime Fund	1,611,942	6,846,346	(8,041,451)	13	(15)	416,835	27,049 *
Total	$2,332,791	$18,172,845	$(19,866,543)	$13	$(11,555)	$627,551	$52,925

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(l)	The rate shown is the 7-day SEC standardized yield as of October 31, 2025.
(m)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2P.

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation
		Deliver		Receive
Currency Risk
1/28/2026	Barclays Bank PLC	EUR	269,000	USD	313,841	$1,801

Abbreviations:
EUR	-Euro
USD	-U.S. Dollar
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco International Growth Focus ETF (MTRA)
October 31, 2025
Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-100.19%
Belgium-1.57%
Anheuser-Busch InBev S.A./N.V.	43,117	$2,632,692
Canada-5.28%
Dollarama, Inc.	34,862	4,536,053
Shopify, Inc., Class A(a)	24,736	4,300,601
		8,836,654
China-8.44%
Alibaba Group Holding Ltd., ADR(b)	36,140	6,159,340
Contemporary Amperex Technology Co. Ltd.	28,100	2,010,467
Pony AI, Inc., ADR(a)	46,844	875,046
Tencent Holdings Ltd.	62,491	5,074,927
		14,119,780
Denmark-1.13%
Orsted A/S(a)(c)	105,245	1,887,598
France-14.86%
Airbus SE	14,585	3,601,078
EssilorLuxottica S.A.	5,704	2,091,722
Hermes International S.C.A.	1,272	3,151,749
L’Oreal S.A.	3,804	1,589,588
LVMH Moet Hennessy Louis Vuitton SE	5,073	3,590,538
Sartorius Stedim Biotech	19,606	4,695,466
Schneider Electric SE	11,417	3,257,421
Societe Generale S.A.	45,643	2,898,603
		24,876,165
Germany-5.00%
SAP SE	8,652	2,253,174
Siemens AG	21,557	6,117,415
		8,370,589
India-4.43%
ICICI Bank Ltd., ADR	98,273	2,977,672
Reliance Industries Ltd., GDR(c)	66,915	4,438,335
		7,416,007
Italy-3.41%
FinecoBank Banca Fineco S.p.A.	126,797	2,905,037
Ryanair Holdings PLC	92,560	2,806,080
		5,711,117
Japan-6.59%
Hitachi Ltd.	95,100	3,249,680
Hoya Corp.	10,700	1,738,644
Keyence Corp.	6,340	2,353,835
Mitsubishi UFJ Financial Group, Inc.	244,090	3,688,364
		11,030,523
Netherlands-6.36%
ASML Holding N.V.	6,193	6,556,728
Universal Music Group N.V.	151,916	4,080,170
		10,636,898
South Korea-0.65%
Samsung Electronics Co. Ltd., GDR(c)	585	1,091,025
	Shares	Value
Sweden-0.14%
Atlas Copco AB, Class A	13,844	$232,160
Switzerland-4.74%
Lonza Group AG	5,706	3,949,992
Sika AG	8,446	1,659,438
Straumann Holding AG(a)	18,379	2,316,028
		7,925,458
Taiwan-6.18%
Taiwan Semiconductor Manufacturing Co. Ltd.	214,000	10,348,973
United Kingdom-14.13%
AstraZeneca PLC	30,991	5,112,510
BAE Systems PLC	205,421	5,060,816
Compass Group PLC	89,502	2,962,842
ConvaTec Group PLC(c)	767,140	2,464,018
HSBC Holdings PLC	244,363	3,421,341
RELX PLC	48,159	2,128,698
Rightmove PLC	284,039	2,494,279
		23,644,504
United States-17.28%
Accenture PLC, Class A	13,447	3,363,095
ARM Holdings PLC, ADR(a)(b)	4,686	795,776
Booking Holdings, Inc.	736	3,737,217
EPAM Systems, Inc.(a)	22,830	3,733,618
Experian PLC	63,814	2,976,958
Ferguson Enterprises, Inc.	20,919	5,161,729
Illumina, Inc.(a)	31,059	3,837,029
ResMed, Inc.	21,548	5,319,770
		28,925,192
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.19% (Cost $162,296,409)		167,685,335
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.54%
Invesco Private Government Fund, 4.13%(d)(e)(f)	252,196	252,196
Invesco Private Prime Fund, 4.30%(d)(e)(f)	654,354	654,550
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $906,747)		906,746
TOTAL INVESTMENTS IN SECURITIES-100.73% (Cost $163,203,156)		168,592,081
OTHER ASSETS LESS LIABILITIES-(0.73)%		(1,216,926)
NET ASSETS-100.00%		$167,375,155

Investment Abbreviations:
ADR-American Depositary Receipt
GDR-Global Depositary Receipt

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco International Growth Focus ETF (MTRA)—(continued)
October 31, 2025
Notes to Schedule of Investments:
(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2025.
(c)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at
October 31, 2025 was $9,880,976, which represented 5.90% of the Fund’s Net Assets.

(d)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the period ended October 31, 2025.

	Value October 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$-	$10,707,886	$(10,707,886)	$-	$-	$-	$7,097
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	6,027,141	(5,774,945)	-	-	252,196	3,314 *
Invesco Private Prime Fund	-	15,423,456	(14,768,337)	(1)	(568)	654,550	9,232 *
Total	$-	$32,158,483	$(31,251,168)	$(1)	$(568)	$906,746	$19,643

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2025.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2P.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco MSCI EAFE Income Advantage ETF (EFAA)
October 31, 2025
Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-76.59%
Australia-5.54%
ANZ Group Holdings Ltd.	27,829	$666,909
APA Group	12,143	72,969
Aristocrat Leisure Ltd.	5,232	216,591
ASX Ltd.	1,814	66,967
BHP Group Ltd.	47,351	1,350,616
BlueScope Steel Ltd.	4,090	61,224
Brambles Ltd.	12,781	207,797
CAR Group Ltd.	3,527	82,398
Cochlear Ltd.	617	115,897
Coles Group Ltd.	12,491	180,249
Commonwealth Bank of Australia	15,608	1,752,234
Computershare Ltd.	4,906	117,265
CSL Ltd.	4,498	524,461
Evolution Mining Ltd.	18,642	131,992
Fortescue Ltd.	15,773	219,476
Glencore PLC(a)	94,567	453,082
Goodman Group	18,913	408,137
Insurance Australia Group Ltd.	22,031	113,319
James Hardie Industries PLC, CDI(a)(b)	5,386	113,494
Lottery Corp. Ltd. (The)	20,721	74,574
Macquarie Group Ltd.	3,372	481,222
Medibank Pvt. Ltd.	25,642	81,880
National Australia Bank Ltd.(b)	28,527	813,742
Northern Star Resources Ltd.	12,655	204,169
Origin Energy Ltd.	16,046	128,659
Pro Medicus Ltd.	538	92,427
Qantas Airways Ltd.	6,912	46,073
QBE Insurance Group Ltd.	14,057	182,481
REA Group Ltd.	484	67,475
Rio Tinto Ltd.	3,458	300,406
Rio Tinto PLC	10,505	757,393
Santos Ltd.	30,255	125,024
Scentre Group	48,508	129,287
SGH Ltd.	1,901	60,266
Sigma Healthcare Ltd.(b)	43,006	87,481
Sonic Healthcare Ltd.	4,379	60,640
South32 Ltd.	42,033	86,974
Stockland	22,346	92,436
Suncorp Group Ltd.	10,095	129,658
Telstra Group Ltd.	37,496	119,858
Transurban Group	28,945	274,015
Vicinity Ltd.	36,117	59,700
Washington H Soul Pattinson & Co. Ltd.(b)	3,131	76,974
Wesfarmers Ltd.	10,572	580,566
Westpac Banking Corp.	31,884	807,240
WiseTech Global Ltd.	1,857	83,799
Woodside Energy Group Ltd.	17,686	286,763
Woolworths Group Ltd.	11,383	211,598
		13,357,857
Austria-0.19%
Erste Group Bank AG	2,858	296,456
Mondi PLC	4,109	45,935
OMV AG	1,371	75,158
Verbund AG	652	50,389
		467,938
	Shares	Value
Belgium-0.62%
Ageas S.A./N.V.	1,384	$91,716
Anheuser-Busch InBev S.A./N.V.	9,207	562,173
D’Ieteren Group	200	36,584
Elia Group S.A./N.V.	398	48,035
Groupe Bruxelles Lambert N.V.	763	67,151
KBC Group N.V.	2,128	256,363
Lotus Bakeries N.V.	3	26,209
Sofina S.A.	154	42,384
Syensqo S.A.	670	55,380
UCB S.A.	1,179	303,578
		1,489,573
Brazil-0.02%
Yara International ASA	1,545	56,356
Chile-0.06%
Antofagasta PLC	3,667	134,603
China-0.15%
BOC Hong Kong (Holdings) Ltd.	34,943	171,664
SITC International Holdings Co. Ltd.	11,481	42,352
Wharf (Holdings) Ltd. (The)(b)	10,195	26,816
Wilmar International Ltd.(b)	18,551	44,585
Yangzijiang Shipbuilding Holdings Ltd.	23,997	64,817
		350,234
Denmark-1.35%
Carlsberg A/S, Class B	895	105,387
Coloplast A/S, Class B	1,177	106,608
Danske Bank A/S	6,226	278,665
Demant A/S(a)	804	26,788
DSV A/S	1,907	407,561
Genmab A/S(a)	564	161,102
Novo Nordisk A/S, Class B	30,052	1,481,661
Novonesis (Novozymes) B, Class B	3,281	196,356
Orsted A/S(a)(c)	4,633	83,094
Pandora A/S	736	98,626
Rockwool A/S	888	30,472
Tryg A/S	3,166	78,152
Vestas Wind Systems A/S	9,402	192,570
		3,247,042
Finland-0.87%
Elisa OYJ	1,335	58,905
Fortum OYJ	4,183	93,406
Kesko OYJ, Class B	2,546	53,779
Kone OYJ, Class B	3,172	212,216
Metso OYJ(b)	6,191	101,663
Neste OYJ	3,936	81,667
Nokia OYJ	48,346	330,226
Nordea Bank Abp	29,262	501,253
Orion OYJ, Class B	1,009	70,556
Sampo OYJ	22,543	251,610
Stora Enso OYJ, Class R(b)	5,413	63,115
UPM-Kymmene OYJ(b)	4,976	133,697
Wartsila OYJ Abp	4,675	153,158
		2,105,251
France-7.77%
Accor S.A.	1,825	92,968
Aeroports de Paris S.A.	332	45,605
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco MSCI EAFE Income Advantage ETF (EFAA)—(continued)
October 31, 2025
	Shares	Value
France-(continued)
Air Liquide S.A.	5,393	$1,045,159
Airbus SE	5,548	1,369,817
Alstom S.A.(a)	3,216	80,533
Amundi S.A.(c)	568	42,164
Arkema S.A.	535	31,802
AXA S.A.	16,502	716,959
bioMerieux	383	49,378
BNP Paribas S.A.	9,480	735,290
Bollore SE	6,847	38,178
Bouygues S.A.	1,756	79,369
Bureau Veritas S.A.	3,228	106,223
Capgemini SE	1,524	234,776
Carrefour S.A.	5,490	82,796
Cie de Saint-Gobain S.A.	4,187	406,946
Cie Generale des Etablissements Michelin S.C.A.	6,233	199,384
Covivio S.A.	527	33,857
Credit Agricole S.A.	9,861	178,244
Danone S.A.	6,035	533,708
Dassault Aviation S.A.	182	58,727
Dassault Systemes SE	6,231	177,559
Edenred SE	2,258	64,992
Eiffage S.A.	638	78,611
ENGIE S.A.	17,014	398,884
EssilorLuxottica S.A.	2,813	1,031,559
FDJ United	994	29,001
Gecina S.A.	436	40,572
Getlink SE	2,819	51,525
Hermes International S.C.A.	294	728,470
Ipsen S.A.	355	49,956
Kering S.A.	703	249,983
Klepierre S.A.	2,005	76,727
Legrand S.A.	2,448	423,308
L’Oreal S.A.	2,250	940,214
LVMH Moet Hennessy Louis Vuitton SE	2,342	1,657,607
Orange S.A.	17,338	277,718
Pernod Ricard S.A.	1,888	185,161
Publicis Groupe S.A.	2,122	212,972
Renault S.A.	1,798	69,963
Rexel S.A.	2,087	72,464
Safran S.A.	3,364	1,196,899
Sartorius Stedim Biotech	272	65,142
Schneider Electric SE	5,113	1,458,807
Societe Generale S.A.	6,719	426,697
Sodexo S.A.	843	46,740
STMicroelectronics N.V.	6,378	156,828
Teleperformance SE	514	36,753
Thales S.A.	853	243,563
TotalEnergies SE	19,153	1,197,427
Unibail-Rodamco-Westfield	1,123	116,278
Veolia Environnement S.A.	5,857	193,817
Vinci S.A.	4,622	618,868
		18,736,948
Germany-7.27%
adidas AG	1,582	299,531
Allianz SE	3,614	1,454,210
BASF SE	8,309	410,533
Bayer AG	9,141	284,709
Bayerische Motoren Werke AG	2,624	245,004
	Shares	Value
Germany-(continued)
Bayerische Motoren Werke AG, Preference Shares	528	$45,805
Beiersdorf AG	922	97,876
Brenntag SE	1,154	64,178
Commerzbank AG	7,188	262,448
Continental AG	1,020	78,045
Covestro AG(a)(c)	1,827	124,250
CTS Eventim AG & Co. KGaA	573	51,405
Daimler Truck Holding AG	4,437	178,086
Deutsche Bank AG	17,238	617,954
Deutsche Boerse AG	1,748	443,259
Deutsche Lufthansa AG	5,576	48,950
Deutsche Post AG	8,940	411,313
Deutsche Telekom AG	32,559	1,009,878
Dr. Ing. h.c. F. Porsche AG, Preference Shares(b)(c)	1,069	56,006
E.ON SE	20,902	389,434
Evonik Industries AG	2,475	41,532
Fresenius Medical Care AG	2,038	109,562
Fresenius SE & Co. KGaA	3,931	226,506
GEA Group AG	1,366	97,838
Hannover Rueck SE	557	159,225
Heidelberg Materials AG	1,254	294,589
Henkel AG & Co. KGaA	977	73,054
Henkel AG & Co. KGaA, Preference Shares	1,488	120,709
Hensoldt AG	603	64,365
Infineon Technologies AG	12,154	483,077
Knorr-Bremse AG	667	62,147
LEG Immobilien SE	703	53,651
Mercedes-Benz Group AG	6,732	437,391
Merck KGaA	1,200	157,404
MTU Aero Engines AG	490	214,431
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Class R	1,212	750,866
Nemetschek SE	540	62,481
Porsche Automobil Holding SE, Preference Shares	1,434	57,055
Rational AG	57	41,871
Rheinmetall AG	432	850,361
RWE AG	5,898	290,752
SAP SE	9,747	2,538,337
Sartorius AG, Preference Shares	252	69,426
Scout24 SE(c)	706	81,756
Siemens AG	7,095	2,013,409
Siemens Energy AG, Class A(a)	6,318	788,189
Siemens Healthineers AG(c)	3,162	177,468
Symrise AG	1,247	103,264
Talanx AG	611	74,502
Volkswagen AG, Preference Shares	1,919	200,107
Vonovia SE	7,017	211,185
Zalando SE(a)(c)	2,093	58,730
		17,538,114
Hong Kong-1.51%
AIA Group Ltd.	99,211	965,191
CK Asset Holdings Ltd.	18,279	90,412
CK Hutchison Holdings Ltd.	25,710	170,459
CK Infrastructure Holdings Ltd.	5,694	37,028
CLP Holdings Ltd.	15,921	135,767
Futu Holdings Ltd., ADR(b)	569	113,254
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco MSCI EAFE Income Advantage ETF (EFAA)—(continued)
October 31, 2025
	Shares	Value
Hong Kong-(continued)
Hang Seng Bank Ltd.(b)	7,108	$138,541
Henderson Land Development Co. Ltd.	12,757	44,866
HKT Trust & HKT Ltd.	35,466	51,776
Hong Kong & China Gas Co. Ltd. (The)	102,406	95,284
Hong Kong Exchanges & Clearing Ltd.	11,147	607,415
Hongkong Land Holdings Ltd.	10,241	62,576
Link REIT(b)	24,135	125,659
MTR Corp. Ltd.	15,322	56,200
Power Assets Holdings Ltd.(b)	14,179	90,056
Prudential PLC	24,295	337,936
Sino Land Co. Ltd.	34,635	43,012
Sun Hung Kai Properties Ltd.	14,704	178,892
Swire Pacific Ltd., Class A(b)	2,739	22,617
Techtronic Industries Co. Ltd.	14,163	165,162
WH Group Ltd.	76,955	74,009
Wharf Real Estate Investment Co. Ltd.	14,008	39,861
		3,645,973
Indonesia-0.04%
Jardine Matheson Holdings Ltd.	1,537	90,244
Ireland-0.33%
AerCap Holdings N.V.	1,645	214,245
AIB Group PLC	19,943	184,048
Bank of Ireland Group PLC	9,182	150,539
Kerry Group PLC, Class A	1,541	140,763
Kingspan Group PLC	1,445	108,345
		797,940
Israel-0.69%
Azrieli Group Ltd.	389	41,094
Bank Hapoalim B.M.	11,696	237,536
Bank Leumi le-Israel B.M.	13,976	284,027
Check Point Software Technologies Ltd.(a)	810	158,501
Elbit Systems Ltd.	263	124,740
ICL Group Ltd.	7,215	47,324
Israel Discount Bank Ltd., Class A	11,473	114,808
Mizrahi Tefahot Bank Ltd.	1,452	94,529
Nice Ltd.(a)	579	79,083
Nova Ltd.(a)	274	95,301
Phoenix Finance Ltd.	2,106	81,181
Teva Pharmaceutical Industries Ltd., ADR(a)	10,679	218,706
Wix.com Ltd.(a)	526	76,554
		1,653,384
Italy-2.48%
Assicurazioni Generali S.p.A.(b)	7,949	306,415
Banca Mediolanum S.p.A.	2,173	43,746
Banca Monte dei Paschi di Siena S.p.A.	18,319	160,883
Banco BPM S.p.A.	10,583	154,396
BPER Banca S.p.A.	13,611	163,305
Coca-Cola HBC AG(a)	2,024	91,856
Davide Campari-Milano N.V.(b)	5,948	41,465
Enel S.p.A.	75,752	767,320
Eni S.p.A.(b)	19,077	352,243
Ferrari N.V.	1,179	472,778
FinecoBank Banca Fineco S.p.A.	5,685	130,248
Infrastrutture Wireless Italiane S.p.A.(b)(c)	2,716	29,884
Intesa Sanpaolo S.p.A.	132,863	857,500
Leonardo S.p.A.	3,762	221,634
Moncler S.p.A.(b)	2,179	130,893
Nexi S.p.A.(c)	5,172	27,307
	Shares	Value
Italy-(continued)
Poste Italiane S.p.A.(c)	4,266	$102,991
Prysmian S.p.A.	2,624	273,956
Recordati Industria Chimica e Farmaceutica S.p.A.	1,077	64,191
Ryanair Holdings PLC	7,921	240,136
Snam S.p.A.	18,781	115,990
Telecom Italia S.p.A.(a)	107,249	63,324
Telecom Italia S.p.A., Rts., expiring 09/22/2025(a)	70,627	0
Terna S.p.A.	13,110	134,612
UniCredit S.p.A.	13,073	969,315
Unipol Assicurazioni S.p.A.	3,349	73,419
		5,989,807
Japan-17.45%
Advantest Corp.	7,097	1,063,126
AEON Co. Ltd.	20,792	328,978
AGC, Inc.	1,840	57,508
Aisin Corp.	4,582	82,369
Ajinomoto Co., Inc.	8,387	237,960
ANA Holdings, Inc.(b)	1,462	27,411
Asahi Group Holdings Ltd.	13,399	144,517
Asahi Kasei Corp.	11,462	87,855
ASICS Corp.	6,567	167,283
Astellas Pharma, Inc.	16,909	177,060
Bandai Namco Holdings, Inc.	5,479	170,581
Bridgestone Corp.(b)	5,312	231,979
Canon, Inc.(b)	8,103	232,784
Capcom Co. Ltd.	3,189	83,304
Central Japan Railway Co.	7,280	178,291
Chiba Bank Ltd. (The)(b)	5,307	51,803
Chubu Electric Power Co., Inc.	6,315	87,846
Chugai Pharmaceutical Co. Ltd.	6,289	287,936
Dai Nippon Printing Co. Ltd.	3,724	62,177
Daifuku Co. Ltd.	2,950	94,070
Dai-ichi Life Holdings, Inc.	32,697	229,582
Daiichi Sankyo Co. Ltd.	15,942	380,960
Daikin Industries Ltd.	2,480	288,229
Daito Trust Construction Co. Ltd.	3,172	59,325
Daiwa House Industry Co. Ltd.	5,198	176,421
Daiwa Securities Group, Inc.	12,486	96,126
Denso Corp.	16,302	227,849
Disco Corp.	913	303,300
East Japan Railway Co.	9,027	220,563
Eisai Co. Ltd.	2,445	72,644
ENEOS Holdings, Inc.	25,447	160,595
FANUC Corp.	8,693	290,202
Fast Retailing Co. Ltd.	1,739	638,650
Fuji Electric Co. Ltd.	1,212	86,594
FUJIFILM Holdings Corp.	10,493	243,280
Fujikura Ltd.	2,346	319,579
Fujitsu Ltd.	16,404	427,648
Hankyu Hanshin Holdings, Inc.	2,287	61,437
Hikari Tsushin, Inc.	167	44,252
Hitachi Ltd.	42,805	1,462,697
Honda Motor Co. Ltd.	36,941	373,505
Hoya Corp.	3,202	520,293
Hulic Co. Ltd.(b)	4,478	46,280
Idemitsu Kosan Co. Ltd.	7,277	50,621
IHI Corp.	9,885	204,733
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco MSCI EAFE Income Advantage ETF (EFAA)—(continued)
October 31, 2025
	Shares	Value
Japan-(continued)
Inpex Corp.	8,218	$151,694
Isuzu Motors Ltd.(b)	4,984	61,177
ITOCHU Corp.	11,046	640,049
Japan Airlines Co. Ltd.	1,371	24,708
Japan Exchange Group, Inc.	9,286	103,587
Japan Post Bank Co. Ltd.	16,845	188,817
Japan Post Holdings Co. Ltd.	16,612	155,728
Japan Post Insurance Co. Ltd.	1,676	43,361
Japan Tobacco, Inc.(b)	11,152	388,595
JFE Holdings, Inc.(b)	5,363	61,483
Kajima Corp.	3,999	128,965
Kansai Electric Power Co., Inc. (The)	8,865	138,345
Kao Corp.	4,404	186,442
Kawasaki Heavy Industries Ltd.	1,400	112,147
Kawasaki Kisen Kaisha Ltd.(b)	3,305	47,369
KDDI Corp.	29,327	467,650
Keyence Corp.	1,778	660,113
Kikkoman Corp.	6,496	51,746
Kirin Holdings Co. Ltd.	7,311	102,849
Kobe Bussan Co. Ltd.(b)	1,388	32,219
Komatsu Ltd.	8,850	296,147
Konami Group Corp.	975	162,430
Kubota Corp.	9,104	117,913
Kyocera Corp.	12,026	159,635
Kyowa Kirin Co. Ltd.	2,221	34,402
Lasertec Corp.	748	151,922
LY Corp.	26,658	78,363
M3, Inc.	4,118	57,734
Makita Corp.	2,038	61,633
Marubeni Corp.	13,225	325,134
MatsukiyoCocokara & Co.	3,026	54,843
MEIJI Holdings Co. Ltd.	2,182	42,018
MINEBEA MITSUMI, Inc.	3,363	66,489
Mitsubishi Chemical Group Corp.	11,908	62,225
Mitsubishi Corp.	30,015	720,997
Mitsubishi Electric Corp.	17,779	504,972
Mitsubishi Estate Co. Ltd.	9,945	210,829
Mitsubishi HC Capital, Inc.(b)	8,197	64,145
Mitsubishi Heavy Industries Ltd.	29,872	902,148
Mitsubishi UFJ Financial Group, Inc.	107,023	1,617,190
Mitsui & Co. Ltd.	23,048	566,990
Mitsui Fudosan Co. Ltd.	24,637	256,622
Mitsui OSK Lines Ltd.(b)	3,186	94,695
Mizuho Financial Group, Inc.	23,527	788,329
MonotaRO Co. Ltd.	2,393	33,399
MS&AD Insurance Group Holdings, Inc.	12,027	248,019
Murata Manufacturing Co. Ltd.	15,599	336,449
NEC Corp.	12,126	440,574
Nexon Co. Ltd.	3,042	62,062
Nidec Corp.	7,755	94,387
Nintendo Co. Ltd.	10,364	884,260
Nippon Building Fund, Inc.(b)	77	71,094
Nippon Paint Holdings Co. Ltd.	8,851	56,322
Nippon Sanso Holdings Corp.	1,568	52,095
Nippon Steel Corp.	45,467	187,483
Nippon Yusen K.K.(b)	4,074	140,739
Nissan Motor Co. Ltd.(a)(b)	20,780	47,514
Nissin Foods Holdings Co. Ltd.	1,842	33,263
Nitori Holdings Co. Ltd.(b)	3,753	60,829
Nitto Denko Corp.	6,639	165,402
	Shares	Value
Japan-(continued)
Nomura Holdings, Inc.	28,027	$200,075
Nomura Research Institute Ltd.	3,496	135,040
NTT, Inc.	278,248	286,490
Obayashi Corp.	6,093	103,115
OBIC Co. Ltd.	2,977	92,383
Olympus Corp.	10,646	131,067
Oriental Land Co. Ltd.	10,051	203,481
ORIX Corp.	10,866	265,900
Osaka Gas Co. Ltd.	3,356	105,634
Otsuka Corp.	2,167	42,857
Otsuka Holdings Co. Ltd.	4,027	219,244
Pan Pacific International Holdings Corp.	17,511	104,203
Panasonic Holdings Corp.	21,664	251,809
Rakuten Group, Inc.(a)	14,032	91,833
Recruit Holdings Co. Ltd.	12,403	615,259
Renesas Electronics Corp.	15,699	193,945
Resona Holdings, Inc.	19,340	186,525
Ryohin Keikaku Co. Ltd.	4,620	95,064
Sanrio Co. Ltd.	1,658	76,757
SBI Holdings, Inc.	2,564	114,619
SCREEN Holdings Co. Ltd.	748	70,934
SCSK Corp.	1,530	56,242
Secom Co. Ltd.	3,950	133,577
Sekisui Chemical Co. Ltd.	3,498	60,622
Sekisui House Ltd.(b)	5,630	120,836
Seven & i Holdings Co. Ltd.	19,502	248,150
SG Holdings Co. Ltd.(b)	2,924	26,883
Shimadzu Corp.	2,272	61,106
Shimano, Inc.	746	78,183
Shin-Etsu Chemical Co. Ltd.	15,696	471,974
Shionogi & Co. Ltd.	7,111	119,313
Shiseido Co. Ltd.(b)	3,676	61,940
SMC Corp.	564	193,139
SoftBank Corp.	267,714	380,557
SoftBank Group Corp.	8,956	1,572,059
Sompo Holdings, Inc.	8,229	250,872
Sony Financial Group, Inc.(a)	57,394	57,895
Sony Group Corp.	57,384	1,598,691
Subaru Corp.	5,414	115,214
Sumitomo Corp.	10,210	297,125
Sumitomo Electric Industries Ltd.	6,727	245,337
Sumitomo Metal Mining Co. Ltd.(b)	2,310	75,593
Sumitomo Mitsui Financial Group, Inc.	34,489	934,082
Sumitomo Mitsui Trust Group, Inc.	5,939	163,182
Sumitomo Realty & Development Co. Ltd.	2,924	124,891
Suntory Beverage & Food Ltd.(b)	1,246	37,729
Suzuki Motor Corp.(b)	14,615	218,263
Sysmex Corp.	4,846	54,040
T&D Holdings, Inc.	4,588	98,565
Taisei Corp.	1,521	110,710
Takeda Pharmaceutical Co. Ltd.	14,809	399,801
TDK Corp.	18,075	315,923
Terumo Corp.	12,429	200,687
TIS, Inc.	2,012	69,340
Toho Co. Ltd.	940	55,120
Tokio Marine Holdings, Inc.	17,145	639,620
Tokyo Electron Ltd.	4,225	931,820
Tokyo Gas Co. Ltd.	2,892	101,529
Tokyo Metro Co. Ltd.(b)	2,742	28,835
Tokyu Corp.	4,767	53,066
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco MSCI EAFE Income Advantage ETF (EFAA)—(continued)
October 31, 2025
	Shares	Value
Japan-(continued)
TOPPAN Holdings, Inc.	2,180	$53,337
Toray Industries, Inc.	12,951	79,320
Toyota Industries Corp.(b)	1,483	161,263
Toyota Motor Corp.	88,462	1,804,131
Toyota Tsusho Corp.	6,464	197,651
Trend Micro, Inc.	1,124	57,381
Unicharm Corp.	10,461	64,747
West Japan Railway Co.	3,909	80,367
Yakult Honsha Co. Ltd.	2,398	35,913
Yamaha Motor Co. Ltd.(b)	8,563	61,716
Yokogawa Electric Corp.	2,167	64,848
Yokohama Financial Group, Inc.	9,598	69,747
Zensho Holdings Co. Ltd.	914	56,931
ZOZO, Inc.	4,174	36,095
		42,071,135
Luxembourg-0.12%
ArcelorMittal S.A.	4,371	167,092
CVC Capital Partners PLC(c)	1,987	33,231
Eurofins Scientific SE	1,101	77,757
		278,080
Macau-0.06%
Galaxy Entertainment Group Ltd.(b)	19,585	97,558
Sands China Ltd.	22,085	57,547
		155,105
Mexico-0.03%
Fresnillo PLC	2,070	60,540
Netherlands-3.78%
ABN AMRO Bank N.V., CVA(c)	5,447	162,968
Adyen N.V.(a)(c)	240	411,789
Akzo Nobel N.V.	1,580	104,555
argenx SE(a)	566	463,876
ASM International N.V.	441	286,525
ASML Holding N.V.	3,669	3,884,488
ASR Nederland N.V.	1,376	91,956
BE Semiconductor Industries N.V.(b)	672	114,728
Euronext N.V.(c)	728	104,180
EXOR N.V.	881	76,450
Heineken Holding N.V.	1,202	81,282
Heineken N.V.	2,674	207,332
IMCD N.V.(b)	561	58,211
ING Groep N.V.	28,185	704,717
JDE Peet’s N.V.	1,581	57,617
Koninklijke Ahold Delhaize N.V.	8,497	348,164
Koninklijke KPN N.V.	36,218	167,823
Koninklijke Philips N.V.	7,191	197,264
NN Group N.V.	2,495	170,975
Prosus N.V.(a)	12,194	843,964
Randstad N.V.	1,010	39,636
Universal Music Group N.V.(b)	10,239	275,000
Wolters Kluwer N.V.	2,212	271,524
		9,125,024
New Zealand-0.20%
Auckland International Airport Ltd.	15,715	73,192
Contact Energy Ltd.	7,764	41,417
Fisher & Paykel Healthcare Corp. Ltd.	5,462	115,876
Infratil Ltd.	8,568	60,601
	Shares	Value
New Zealand-(continued)
Meridian Energy Ltd.	12,198	$41,324
Xero Ltd.(a)	1,530	144,824
		477,234
Norway-0.41%
Aker BP ASA	2,938	76,236
DNB Bank ASA	8,329	212,860
Equinor ASA	7,153	171,532
Gjensidige Forsikring ASA	1,854	49,956
Kongsberg Gruppen ASA	4,099	104,624
Mowi ASA	4,321	95,104
Norsk Hydro ASA	13,105	88,705
Orkla ASA	6,537	66,473
SalMar ASA	624	35,083
Telenor ASA	5,737	85,422
		985,995
Poland-0.01%
InPost S.A.(a)	2,341	29,528
Portugal-0.15%
Banco Comercial Portugues S.A., Class R	77,538	68,535
EDP S.A.	29,220	145,452
Galp Energia SGPS S.A.	3,894	78,340
Jeronimo Martins SGPS S.A.	2,639	68,059
		360,386
Singapore-1.30%
CapitaLand Ascendas REIT	36,558	79,158
CapitaLand Integrated Commercial Trust	55,862	101,568
CapitaLand Investment Ltd.(b)	21,736	44,043
DBS Group Holdings Ltd.	19,934	825,413
Genting Singapore Ltd.	56,406	31,622
Grab Holdings Ltd., Class A(a)	22,094	132,785
Keppel Ltd.	13,602	106,385
Oversea-Chinese Banking Corp. Ltd.	31,573	413,067
Sea Ltd., ADR(a)	3,562	556,563
Sembcorp Industries Ltd.	8,270	41,442
Singapore Airlines Ltd.(b)	13,856	70,542
Singapore Exchange Ltd.	7,956	103,245
Singapore Technologies Engineering Ltd.	14,498	94,466
Singapore Telecommunications Ltd.	69,171	225,804
United Overseas Bank Ltd.	11,747	312,477
		3,138,580
South Africa-0.16%
Anglo American PLC	10,416	394,110
South Korea-0.02%
Delivery Hero SE(a)(c)	1,791	45,552
Spain-2.65%
Acciona S.A.(b)	242	53,637
ACS Actividades de Construccion y Servicios S.A.	1,701	139,856
Aena S.M.E. S.A.(c)	6,995	190,248
Amadeus IT Group S.A.	4,196	321,177
Banco Bilbao Vizcaya Argentaria S.A.	53,765	1,084,612
Banco de Sabadell S.A.	46,864	175,925
Banco Santander S.A.(b)	138,859	1,416,903
Bankinter S.A.	6,283	94,839
CaixaBank S.A.	36,361	384,844
Cellnex Telecom S.A.(c)	4,593	143,180
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco MSCI EAFE Income Advantage ETF (EFAA)—(continued)
October 31, 2025
	Shares	Value
Spain-(continued)
EDP Renovaveis S.A.	3,094	$45,297
Endesa S.A.	2,949	105,864
Grifols S.A.	2,898	37,603
Iberdrola S.A.	59,150	1,200,361
Industria de Diseno Textil S.A.(b)	10,150	561,241
Redeia Corp. S.A.	3,769	67,940
Repsol S.A.	10,775	197,980
Telefonica S.A.	34,321	174,282
		6,395,789
Sweden-2.78%
Addtech AB, Class B	2,432	82,003
Alfa Laval AB	2,706	128,715
Assa Abloy AB, Class B	9,327	351,771
Atlas Copco AB, Class A(b)	25,011	419,428
Atlas Copco AB, Class B(b)	14,531	217,549
Beijer Ref AB(b)	3,647	57,677
Boliden AB(a)	2,649	118,885
Epiroc AB, Class A	6,131	129,384
Epiroc AB, Class B	3,635	67,894
EQT AB	3,468	119,944
Essity AB, Class B	5,614	154,329
Evolution AB(b)(c)	1,343	89,554
Fastighets AB Balder, Class B(a)	6,673	48,986
H & M Hennes & Mauritz AB, Class B(b)	5,279	99,781
Hexagon AB, Class B	19,336	235,891
Holmen AB, Class B(b)	746	28,211
Industrivarden AB, Class A	1,165	48,480
Industrivarden AB, Class C	1,447	60,072
Indutrade AB	2,547	68,143
Investment AB Latour, Class B	1,442	36,771
Investor AB, Class B(b)	16,125	531,379
L E Lundbergforetagen AB, Class B	713	38,193
Lifco AB, Class B	2,176	84,083
NIBE Industrier AB, Class B(b)	14,119	54,986
Saab AB, Class B	2,990	164,663
Sagax AB, Class B	2,038	45,771
Sandvik AB	9,932	300,584
Securitas AB, Class B	4,575	67,449
Skandinaviska Enskilda Banken AB, Class A	14,126	269,879
Skanska AB, Class B	3,177	86,587
SKF AB, Class B	3,182	81,628
Spotify Technology S.A.(a)	1,433	939,074
Svenska Cellulosa AB S.C.A., Class B(b)	5,656	75,400
Svenska Handelsbanken AB, Class A	13,585	177,420
Swedbank AB, Class A	7,913	240,441
Swedish Orphan Biovitrum AB, Class B(a)	1,824	62,894
Tele2 AB, Class B	5,102	81,116
Telefonaktiebolaget LM Ericsson, Class B	26,106	265,084
Telia Co. AB(b)	21,975	86,579
Trelleborg AB, Class B	1,894	79,105
Volvo AB, Class B	14,789	405,476
		6,701,259
Switzerland-5.60%
ABB Ltd.	14,616	1,089,371
Avolta AG(a)	840	44,390
Baloise Holding AG	378	94,107
Banque Cantonale Vaudoise(b)	290	33,755
Barry Callebaut AG(b)	26	33,885
Belimo Holding AG	92	99,510
	Shares	Value
Switzerland-(continued)
BKW AG	198	$44,424
Chocoladefabriken Lindt & Spruengli AG	1	153,567
Chocoladefabriken Lindt & Spruengli AG, PC	8	123,285
Cie Financiere Richemont S.A.	5,009	993,277
DSM-Firmenich AG	1,733	141,445
EMS-Chemie Holding AG	72	49,438
Galderma Group AG, Class A	1,425	265,299
Geberit AG	307	224,984
Givaudan S.A.	87	357,296
Helvetia Holding AG	351	86,466
Julius Baer Group Ltd.	1,918	129,804
Kuehne + Nagel International AG, Class R	451	86,739
Logitech International S.A., Class R	1,427	171,979
Lonza Group AG	652	451,349
Nestle S.A.	24,046	2,303,283
Partners Group Holding AG	205	251,672
Roche Holding AG	6,559	2,129,887
Roche Holding AG, BR	292	99,312
Sandoz Group AG	3,899	260,621
Schindler Holding AG	211	71,504
Schindler Holding AG, PC	375	133,908
SGS S.A.	1,546	174,777
SIG Group AG(a)	2,948	33,043
Sika AG	1,429	280,765
Sonova Holding AG, Class A	467	127,701
Straumann Holding AG(a)	1,031	129,921
Swatch Group AG (The), BR	270	56,567
Swiss Life Holding AG	269	292,714
Swiss Prime Site AG(b)	747	106,445
Swisscom AG	250	183,587
UBS Group AG(a)	29,619	1,136,205
VAT Group AG(c)	257	112,593
Zurich Insurance Group AG	1,367	953,078
		13,511,953
United Kingdom-9.60%
3i Group PLC	9,055	524,079
Admiral Group PLC	2,435	104,856
Ashtead Group PLC	3,989	266,475
Associated British Foods PLC	3,030	91,445
AstraZeneca PLC	14,476	2,388,071
Auto Trader Group PLC(c)	8,194	84,073
Aviva PLC	28,444	250,031
BAE Systems PLC	28,063	691,369
Barclays PLC	131,931	707,709
Barratt Redrow PLC	12,784	63,269
British American Tobacco PLC	19,443	995,898
BT Group PLC	55,636	135,799
Bunzl PLC	3,041	92,450
Centrica PLC	45,304	106,785
Coca-Cola Europacific Partners PLC	2,156	191,518
Compass Group PLC	15,800	523,037
DCC PLC(b)	920	60,616
Diageo PLC	20,718	476,605
Entain PLC	5,656	58,918
Haleon PLC	84,046	390,878
Halma PLC	3,540	164,977
Hikma Pharmaceuticals PLC	1,621	39,216
HSBC Holdings PLC	162,710	2,278,112
Imperial Brands PLC	7,203	286,239
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco MSCI EAFE Income Advantage ETF (EFAA)—(continued)
October 31, 2025
	Shares	Value
United Kingdom-(continued)
Informa PLC	12,293	$156,549
InterContinental Hotels Group PLC	1,378	166,243
International Consolidated Airlines Group S.A.	11,577	63,643
Intertek Group PLC	1,483	98,791
J Sainsbury PLC	16,709	75,030
JD Sports Fashion PLC	24,159	29,608
Kingfisher PLC	16,612	67,379
Land Securities Group PLC	6,584	53,815
Legal & General Group PLC	53,502	167,209
Lloyds Banking Group PLC	560,163	656,860
London Stock Exchange Group PLC	4,447	554,277
M&G PLC	21,266	73,635
Marks & Spencer Group PLC	19,143	100,049
Melrose Industries PLC	11,875	97,838
National Grid PLC	45,723	685,654
NatWest Group PLC	75,555	581,728
Next PLC	1,088	204,448
Pearson PLC	5,563	77,435
Phoenix Group Holdings PLC	6,547	58,005
Reckitt Benckiser Group PLC	6,358	486,373
RELX PLC	17,126	756,994
Rentokil Initial PLC	23,515	131,263
Rolls-Royce Holdings PLC	78,958	1,215,209
Sage Group PLC (The)	9,139	138,155
Schroders PLC	7,018	35,025
Segro PLC	11,968	109,835
Severn Trent PLC	2,526	92,349
Shell PLC	54,975	2,061,218
Smith & Nephew PLC	7,749	143,110
Smiths Group PLC	3,120	103,328
Spirax Group PLC	697	65,019
SSE PLC	10,303	259,591
Standard Chartered PLC	18,431	378,381
Tesco PLC	61,243	369,624
Unilever PLC	22,877	1,372,878
United Utilities Group PLC	6,358	100,319
Vodafone Group PLC	181,648	219,924
Whitbread PLC	1,644	62,595
Wise PLC, Class A(a)	6,204	78,899
WPP PLC	10,044	37,957
		23,158,667
United States-3.38%
A.P. Moller - Maersk A/S, Class A	26	53,668
A.P. Moller - Maersk A/S, Class B(b)	35	72,062
Aegon Ltd.	12,313	93,960
Alcon AG	4,653	347,676
Amrize Ltd.(a)	4,756	246,717
BP PLC	147,959	866,963
CyberArk Software Ltd.(a)	448	233,309
Experian PLC	8,557	399,189
Ferrovial SE	4,801	295,007
GSK PLC	38,102	892,202
Holcim AG(a)	4,756	423,868
Monday.com Ltd.(a)	370	75,939
Novartis AG	17,744	2,201,498
Oracle Corp.	380	35,045
QIAGEN N.V.	2,011	94,785
Sanofi S.A.	10,311	1,044,493
	Shares	Value
United States-(continued)
Stellantis N.V.	18,782	$191,267
Swiss Re AG	2,797	512,010
Tenaris S.A.	3,494	69,536
		8,149,194
Total Common Stocks & Other Equity Interests (Cost $164,302,725)		184,699,395
	Principal Amount
Equity Linked Notes-4.05%
Canada-1.48%
Bank of Montreal (iShares MSCI EAFE ETF), 160.94%, 11/21/2025(c)	274,000	275,787
Bank of Montreal (iShares MSCI EAFE ETF), 132.00%, 12/04/2025(c)	620,000	623,971
Royal Bank of Canada (iShares MSCI EAFE ETF), 170.65%, 11/12/2025(c)	302,000	290,327
Royal Bank of Canada (iShares MSCI EAFE ETF), 132.37%, 11/13/2025(c)	424,000	431,338
Royal Bank of Canada (iShares MSCI EAFE ETF), 117.15%, 11/19/2025(c)	229,000	231,976
Royal Bank of Canada (iShares MSCI EAFE ETF), 136.76%, 11/24/2025(c)	504,000	511,430
Royal Bank of Canada (iShares MSCI EAFE ETF), 136.74%, 11/25/2025(c)	504,000	510,951
Royal Bank of Canada (iShares MSCI EAFE ETF), 127.96%, 12/01/2025(c)	689,000	691,658
		3,567,438
France-0.56%
BNP Paribas S.A. (iShares MSCI EAFE ETF), 113.11%, 11/18/2025(c)	876,000	900,069
Societe Generale S.A. (iShares MSCI EAFE ETF), 140.00%, 11/17/2025(c)	429,000	444,356
		1,344,425
Japan-0.30%
Mizuho Financial Group, Inc. (iShares MSCI EAFE ETF), 115.20%, 12/01/2025(c)	734,000	729,469
United States-1.71%
Bank of Montreal (iShares MSCI EAFE ETF), 136.96%, 11/14/2025(c)	400,000	409,157
Bank of Montreal (iShares MSCI EAFE ETF), 142.50%, 11/21/2025(c)	269,000	273,732
Citigroup, Inc. (iShares MSCI EAFE ETF), 140.70%, 11/14/2025(c)	636,000	650,673
J.P. Morgan Structured Products B.V. (iShares MSCI EAFE ETF), 175.43%, 11/06/2025(c)	501,000	509,292
J.P. Morgan Structured Products B.V. (iShares MSCI EAFE ETF), 168.91%, 11/07/2025(c)	298,000	302,156
J.P. Morgan Structured Products B.V. (iShares MSCI EAFE ETF), 155.27%, 11/10/2025(c)	342,000	349,009
J.P. Morgan Structured Products B.V. (iShares MSCI EAFE ETF), 133.63%, 11/26/2025(c)	418,000	418,122
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco MSCI EAFE Income Advantage ETF (EFAA)—(continued)
October 31, 2025
	Principal Amount
Equity Linked Notes-4.05%
United States-(continued)
J.P. Morgan Structured Products B.V. (iShares MSCI EAFE ETF), 130.57%, 12/02/2025(c)	425,000	$425,000
Morgan Stanley Finance LLC (iShares MSCI EAFE ETF), 126.26%, 11/20/2025(c)	364,000	369,646
Morgan Stanley Finance LLC (iShares MSCI EAFE ETF), 130.31%, 11/28/2025(c)	427,000	423,623
		4,130,410
Total Equity Linked Notes (Cost $9,665,000)		9,771,742
	Shares
Money Market Funds-18.02%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 4.03%(d)(e) (Cost $43,461,647)	43,461,647	43,461,647
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.66% (Cost $217,429,372)		237,932,784
	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-3.03%
Invesco Private Government Fund, 4.13%(d)(e)(f)	2,026,786	$2,026,786
Invesco Private Prime Fund, 4.30%(d)(e)(f)	5,272,148	5,273,730
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $7,300,545)		7,300,516
TOTAL INVESTMENTS IN SECURITIES-101.69% (Cost $224,729,917)		245,233,300
OTHER ASSETS LESS LIABILITIES-(1.69)%		(4,069,976)
NET ASSETS-100.00%		$241,163,324

Investment Abbreviations:
ADR-American Depositary Receipt
BR-Bearer Shares
CDI-CREST Depository Interest
CVA-Dutch Certificates
ETF-Exchange-Traded Fund
PC-Participation Certificate
REIT-Real Estate Investment Trust
Rts.-Rights

Notes to Schedule of Investments:
(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2025.
(c)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at
October 31, 2025 was $11,932,760, which represented 4.95% of the Fund’s Net Assets.

(d)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2025.

	Value October 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$24,563,266	$8,771,420	$(33,334,686)	$-	$-	$-	$384,022
Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	63,100,783	(19,639,136)	-	-	43,461,647	769,697
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco MSCI EAFE Income Advantage ETF (EFAA)—(continued)
October 31, 2025
	Value October 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2025	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$79,384	$7,483,101	$(5,535,699)	$-	$-	$2,026,786	$36,275 *
Invesco Private Prime Fund	207,437	18,862,192	(13,795,805)	(29)	(65)	5,273,730	96,969 *
Total	$24,850,087	$98,217,496	$(72,305,326)	$(29)	$(65)	$50,762,163	$1,286,963

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2025.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2P.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco QQQ Hedged Advantage ETF (QQHG)
October 31, 2025
Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-96.38%
Advertising-0.07%
Omnicom Group, Inc.	117	$8,777
Aerospace & Defense-0.60%
Boeing Co. (The)(b)	27	5,428
General Dynamics Corp.	18	6,208
General Electric Co.	65	20,082
Howmet Aerospace, Inc.	57	11,739
Lockheed Martin Corp.	12	5,903
Northrop Grumman Corp.	10	5,834
RTX Corp.	102	18,207
		73,401
Air Freight & Logistics-0.17%
FedEx Corp.	49	12,437
United Parcel Service, Inc., Class B	91	8,774
		21,211
Apparel Retail-0.46%
TJX Cos., Inc. (The)	397	55,636
Application Software-7.27%
AppFolio, Inc., Class A(b)	58	14,757
AppLovin Corp., Class A(b)	195	124,280
Bentley Systems, Inc., Class B	293	14,893
CCC Intelligent Solutions Holdings, Inc.(b)	1,624	14,161
DocuSign, Inc.(b)	134	9,801
Dynatrace, Inc.(b)	563	28,471
Elastic N.V.(b)	100	8,922
Fair Isaac Corp.(b)	4	6,638
Guidewire Software, Inc.(b)	66	15,420
HubSpot, Inc.(b)	38	18,693
Informatica, Inc., Class A(b)	415	10,321
Manhattan Associates, Inc.(b)	138	25,126
Nutanix, Inc., Class A(b)	167	11,897
Palantir Technologies, Inc., Class A(b)	1,426	285,870
Pegasystems, Inc.	185	11,775
Procore Technologies, Inc.(b)	154	11,368
PTC, Inc.(b)	171	33,950
Salesforce, Inc.	283	73,696
Samsara, Inc., Class A(b)	285	11,449
Strategy, Inc., Class A(b)	176	47,434
Synopsys, Inc.(b)	157	71,250
Tyler Technologies, Inc.(b)	43	20,479
Zoom Communications, Inc., Class A(b)	191	16,661
		887,312
Asset Management & Custody Banks-0.05%
BlackRock, Inc.	6	6,497
Automobile Manufacturers-3.40%
Tesla, Inc.(b)	909	415,013
Automotive Retail-0.09%
AutoZone, Inc.(b)	3	11,023
Biotechnology-1.63%
AbbVie, Inc.	114	24,856
Alnylam Pharmaceuticals, Inc.(b)	22	10,033
Apellis Pharmaceuticals, Inc.(b)	469	10,069
BioMarin Pharmaceutical, Inc.(b)	250	13,392
Exact Sciences Corp.(b)	114	7,375
	Shares	Value
Biotechnology-(continued)
Exelixis, Inc.(b)	228	$8,817
Halozyme Therapeutics, Inc.(b)	147	9,583
Incyte Corp.(b)	144	13,461
Insmed, Inc.(b)	58	10,997
Ionis Pharmaceuticals, Inc.(b)	109	8,099
Moderna, Inc.(b)	424	11,516
Natera, Inc.(b)	55	10,941
Neurocrine Biosciences, Inc.(b)	84	12,030
Revolution Medicines, Inc.(b)	147	8,649
Roivant Sciences Ltd.(b)	823	16,452
Ultragenyx Pharmaceutical, Inc.(b)	232	8,027
United Therapeutics Corp.(b)	32	14,254
		198,551
Broadcasting-0.10%
Fox Corp., Class A	194	12,542
Broadline Retail-5.56%
Amazon.com, Inc.(b)	2,724	665,255
Coupang, Inc. (South Korea)(b)	227	7,257
eBay, Inc.	77	6,261
		678,773
Building Products-0.25%
Johnson Controls International PLC	92	10,524
Trane Technologies PLC	45	20,189
		30,713
Casinos & Gaming-0.23%
DraftKings, Inc., Class A(b)	204	6,241
Flutter Entertainment PLC (Ireland)(b)	63	14,653
Las Vegas Sands Corp.	129	7,656
		28,550
Communications Equipment-1.02%
Arista Networks, Inc.(b)	122	19,238
Ciena Corp.(b)	69	13,105
F5, Inc.(b)	67	16,954
Lumentum Holdings, Inc.(b)	117	23,583
Motorola Solutions, Inc.	93	37,824
Ubiquiti, Inc.	17	13,382
		124,086
Construction & Engineering-0.27%
EMCOR Group, Inc.	32	21,625
Quanta Services, Inc.	25	11,228
		32,853
Construction Machinery & Heavy Transportation Equipment-0.14%
Caterpillar, Inc.	30	17,318
Construction Materials-0.11%
CRH PLC	69	8,218
Vulcan Materials Co.	20	5,790
		14,008
Consumer Finance-0.10%
American Express Co.	35	12,626
Consumer Staples Merchandise Retail-1.04%
BJ’s Wholesale Club Holdings, Inc.(b)	76	6,708
Dollar General Corp.	106	10,458
Dollar Tree, Inc.(b)	105	10,407
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco QQQ Hedged Advantage ETF (QQHG)—(continued)
October 31, 2025
	Shares	Value
Consumer Staples Merchandise Retail-(continued)
Target Corp.	142	$13,166
Walmart, Inc.	854	86,408
		127,147
Copper-0.19%
Freeport-McMoRan, Inc.	212	8,840
Southern Copper Corp. (Mexico)	100	13,880
		22,720
Data Center REITs-0.10%
Equinix, Inc.	14	11,844
Data Processing & Outsourced Services-0.14%
Broadridge Financial Solutions, Inc.	76	16,750
Distillers & Vintners-0.09%
Constellation Brands, Inc., Class A	84	11,036
Distributors-0.07%
Pool Corp.	34	9,080
Diversified Support Services-0.07%
RB Global, Inc. (Canada)	88	8,731
Education Services-0.07%
Grand Canyon Education, Inc.(b)	47	8,850
Electric Utilities-0.60%
Duke Energy Corp.	177	22,001
NextEra Energy, Inc.	118	9,605
Southern Co. (The)	439	41,284
		72,890
Electrical Components & Equipment-0.31%
AMETEK, Inc.	52	10,510
Eaton Corp. PLC	48	18,315
Vertiv Holdings Co., Class A	47	9,064
		37,889
Electronic Components-0.41%
Amphenol Corp., Class A	208	28,983
Corning, Inc.	236	21,023
		50,006
Electronic Equipment & Instruments-0.27%
Keysight Technologies, Inc.(b)	66	12,075
Teledyne Technologies, Inc.(b)	20	10,537
Trimble, Inc.(b)	127	10,128
		32,740
Electronic Manufacturing Services-0.14%
Flex Ltd.(b)	101	6,314
Jabil, Inc.	46	10,161
		16,475
Environmental & Facilities Services-0.82%
Republic Services, Inc.	160	33,318
Rollins, Inc.	451	25,982
Veralto Corp.	208	20,526
Waste Management, Inc.	99	19,777
		99,603
Fertilizers & Agricultural Chemicals-0.07%
Corteva, Inc.	148	9,093
Financial Exchanges & Data-0.27%
CME Group, Inc., Class A	41	10,885
	Shares	Value
Financial Exchanges & Data-(continued)
Moody’s Corp.	13	$6,244
S&P Global, Inc.	33	16,078
		33,207
Food Distributors-0.20%
Performance Food Group Co.(b)	82	7,933
Sysco Corp.	85	6,314
US Foods Holding Corp.(b)	139	10,094
		24,341
Food Retail-0.27%
Casey’s General Stores, Inc.	22	11,290
Kroger Co. (The)	260	16,544
Sprouts Farmers Market, Inc.(b)	59	4,659
		32,493
Gas Utilities-0.16%
Atmos Energy Corp.	116	19,920
Gold-0.15%
Newmont Corp.	136	11,012
Royal Gold, Inc.	43	7,516
		18,528
Health Care Distributors-0.18%
Cencora, Inc.	36	12,161
McKesson Corp.	12	9,736
		21,897
Health Care Equipment-1.29%
Abbott Laboratories	189	23,364
Becton, Dickinson and Co.	42	7,506
Boston Scientific Corp.(b)	399	40,187
Edwards Lifesciences Corp.(b)	193	15,913
Medtronic PLC	206	18,684
ResMed, Inc.	60	14,813
STERIS PLC	39	9,192
Stryker Corp.	77	27,431
		157,090
Health Care REITs-0.36%
Welltower, Inc.	245	44,355
Health Care Services-0.04%
Cigna Group (The)	20	4,888
Health Care Technology-0.06%
Veeva Systems, Inc., Class A(b)	25	7,280
Heavy Electrical Equipment-0.05%
GE Vernova, Inc.	10	5,851
Home Improvement Retail-0.51%
Home Depot, Inc. (The)	93	35,302
Lowe’s Cos., Inc.	112	26,670
		61,972
Homefurnishing Retail-0.05%
Williams-Sonoma, Inc.	34	6,608
Hotels, Resorts & Cruise Lines-0.96%
Carnival Corp.(b)	303	8,735
Expedia Group, Inc.	48	10,560
Hilton Worldwide Holdings, Inc.	260	66,810
Hyatt Hotels Corp., Class A	56	7,695
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco QQQ Hedged Advantage ETF (QQHG)—(continued)
October 31, 2025
	Shares	Value
Hotels, Resorts & Cruise Lines-(continued)
Royal Caribbean Cruises Ltd.	52	$14,915
Viking Holdings Ltd.(b)	134	8,154
		116,869
Household Products-0.52%
Procter & Gamble Co. (The)	418	62,855
Industrial Conglomerates-0.08%
3M Co.	62	10,323
Industrial Gases-0.10%
Air Products and Chemicals, Inc.	50	12,129
Industrial Machinery & Supplies & Components-0.21%
Illinois Tool Works, Inc.	42	10,245
Parker-Hannifin Corp.	20	15,456
		25,701
Industrial REITs-0.12%
Prologis, Inc.	121	15,015
Insurance Brokers-0.08%
Arthur J. Gallagher & Co.	38	9,481
Integrated Oil & Gas-0.32%
Chevron Corp.	95	14,983
Exxon Mobil Corp.	215	24,588
		39,571
Integrated Telecommunication Services-0.72%
AT&T, Inc.	1,800	44,550
Verizon Communications, Inc.	1,103	43,833
		88,383
Interactive Home Entertainment-0.05%
Roblox Corp., Class A(b)	53	6,027
Interactive Media & Services-9.62%
Alphabet, Inc., Class C	2,773	781,487
Meta Platforms, Inc., Class A	593	384,471
Pinterest, Inc., Class A(b)	259	8,573
		1,174,531
Internet Services & Infrastructure-0.77%
Akamai Technologies, Inc.(b)	77	5,783
Cloudflare, Inc., Class A(b)	58	14,691
GoDaddy, Inc., Class A(b)	80	10,650
MongoDB, Inc.(b)	32	11,514
Okta, Inc.(b)	149	13,638
Snowflake, Inc., Class A(b)	83	22,815
Twilio, Inc., Class A(b)	57	7,688
VeriSign, Inc.	32	7,674
		94,453
Investment Banking & Brokerage-0.11%
Charles Schwab Corp. (The)	142	13,422
IT Consulting & Other Services-0.87%
Accenture PLC, Class A	179	44,768
Amdocs Ltd.	150	12,639
Gartner, Inc.(b)	74	18,377
International Business Machines Corp.	98	30,126
		105,910
	Shares	Value
Life Sciences Tools & Services-0.34%
Danaher Corp.	87	$18,738
Thermo Fisher Scientific, Inc.	40	22,696
		41,434
Managed Health Care-0.05%
UnitedHealth Group, Inc.	17	5,807
Movies & Entertainment-3.11%
Liberty Media Corp.-Liberty Formula One(b)	65	5,914
Live Nation Entertainment, Inc.(b)	41	6,131
Netflix, Inc.(b)	281	314,399
Spotify Technology S.A. (Sweden)(b)	15	9,830
TKO Group Holdings, Inc.	77	14,507
Walt Disney Co. (The)	252	28,380
		379,161
Multi-Sector Holdings-0.23%
Berkshire Hathaway, Inc., Class B(b)	58	27,697
Multi-Utilities-0.55%
Dominion Energy, Inc.	275	16,140
Public Service Enterprise Group, Inc.	220	17,723
Sempra	243	22,342
WEC Energy Group, Inc.	99	11,061
		67,266
Other Specialty Retail-0.08%
Tractor Supply Co.	170	9,199
Packaged Foods & Meats-0.34%
General Mills, Inc.	117	5,453
Hershey Co. (The)	36	6,107
Hormel Foods Corp.	302	6,520
McCormick & Co., Inc.	185	11,870
Tyson Foods, Inc., Class A	218	11,207
		41,157
Passenger Ground Transportation-0.18%
Uber Technologies, Inc.(b)	232	22,388
Pharmaceuticals-0.75%
Eli Lilly and Co.	12	10,354
Johnson & Johnson	166	31,353
Merck & Co., Inc.	344	29,577
Pfizer, Inc.	452	11,142
Zoetis, Inc.	60	8,645
		91,071
Property & Casualty Insurance-0.11%
Progressive Corp. (The)	65	13,390
Publishing-0.17%
New York Times Co. (The), Class A	164	9,346
News Corp., Class A	430	11,395
		20,741
Rail Transportation-0.17%
Norfolk Southern Corp.	20	5,668
Union Pacific Corp.	66	14,544
		20,212
Real Estate Services-0.06%
CBRE Group, Inc., Class A(b)	48	7,317
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco QQQ Hedged Advantage ETF (QQHG)—(continued)
October 31, 2025
	Shares	Value
Research & Consulting Services-0.11%
Equifax, Inc.	32	$6,755
Jacobs Solutions, Inc.	45	7,012
		13,767
Restaurants-0.76%
Cava Group, Inc.(b)	95	5,104
Chipotle Mexican Grill, Inc.(b)	442	14,007
Darden Restaurants, Inc.	46	8,287
McDonald’s Corp.	123	36,707
Restaurant Brands International, Inc. (Canada)	165	10,839
Texas Roadhouse, Inc.	68	11,123
Yum! Brands, Inc.	50	6,911
		92,978
Semiconductor Materials & Equipment-3.57%
Amkor Technology, Inc.	507	16,366
Applied Materials, Inc.	722	168,298
Entegris, Inc.	153	14,010
Lam Research Corp.	1,199	188,795
MKS, Inc.	71	10,203
Onto Innovation, Inc.(b)	63	8,503
Teradyne, Inc.	165	29,990
		436,165
Semiconductors-22.16%
Advanced Micro Devices, Inc.(b)	1,099	281,476
Allegro MicroSystems, Inc. (Japan)(b)	246	7,360
Astera Labs, Inc.(b)	36	6,721
Broadcom, Inc.	1,979	731,498
Cirrus Logic, Inc.(b)	108	14,326
First Solar, Inc.(b)	33	8,809
Intel Corp.(b)	2,938	117,491
Lattice Semiconductor Corp.(b)	189	13,789
MACOM Technology Solutions Holdings, Inc.(b)	109	16,146
Micron Technology, Inc.	744	166,485
Monolithic Power Systems, Inc.	20	20,100
NVIDIA Corp.	6,272	1,270,017
Qorvo, Inc.(b)	152	14,428
Skyworks Solutions, Inc.	288	22,383
Universal Display Corp.	95	13,992
		2,705,021
Soft Drinks & Non-alcoholic Beverages-0.88%
Coca-Cola Co. (The)	1,567	107,966
Specialty Chemicals-0.35%
Ecolab, Inc.	99	25,384
Sherwin-Williams Co. (The)	50	17,247
		42,631
	Shares	Value
Systems Software-9.05%
Dolby Laboratories, Inc., Class A	134	$8,887
Gen Digital, Inc.	342	9,015
GitLab, Inc., Class A(b)	154	7,508
Microsoft Corp.	1,908	987,981
Oracle Corp.	47	12,343
SentinelOne, Inc., Class A(b)	1,252	22,348
ServiceNow, Inc.(b)	50	45,964
UiPath, Inc., Class A(b)	647	10,261
		1,104,307
Technology Hardware, Storage & Peripherals-8.38%
Apple, Inc.	3,723	1,006,587
Hewlett Packard Enterprise Co.	238	5,812
Pure Storage, Inc., Class A(b)	104	10,265
		1,022,664
Tobacco-0.30%
Altria Group, Inc.	268	15,110
Philip Morris International, Inc.	146	21,072
		36,182
Trading Companies & Distributors-0.07%
W.W. Grainger, Inc.	9	8,811
Transaction & Payment Processing Services-0.49%
Mastercard, Inc., Class A	44	24,288
Visa, Inc., Class A	103	35,096
		59,384
Water Utilities-0.09%
American Water Works Co., Inc.	81	10,403
Total Common Stocks & Other Equity Interests (Cost $9,077,365)		11,763,963
Options Purchased-4.02%
(Cost $601,023)†		490,757
TOTAL INVESTMENTS IN SECURITIES-100.40% (Cost $9,678,388)		12,254,720
OTHER ASSETS LESS LIABILITIES-(0.40)%		(49,101)
NET ASSETS-100.00%		$12,205,619

Investment Abbreviations:
REIT	-Real Estate Investment Trust

Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
†	The table below details options purchased.
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the period ended October 31, 2025.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco QQQ Hedged Advantage ETF (QQHG)—(continued)
October 31, 2025

	Value October 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$-	$975,543	$(975,543)	$-	$-	$-	$813

Open Exchange-Traded Index Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value*	Value
Equity Risk
Nasdaq-100 Micro Index	Put	11/20/2026	34	$261	$887,400	$68,000
Nasdaq-100 Micro Index	Put	08/21/2026	34	230	782,000	30,600
Nasdaq-100 Micro Index	Put	05/15/2026	39	237	924,300	31,297
Nasdaq-100 Micro Index	Put	06/18/2026	35	235	822,500	29,838
Nasdaq-100 Micro Index	Put	09/18/2026	42	236	991,200	46,200
Nasdaq-100 Micro Index	Put	01/16/2026	39	244	951,600	17,550
Nasdaq-100 Micro Index	Put	10/16/2026	38	247	938,600	55,100
Nasdaq-100 Micro Index	Put	12/19/2025	39	247	963,300	14,255
Nasdaq-100 Micro Index	Put	03/20/2026	39	255	994,500	42,120
Nasdaq-100 Micro Index	Put	02/20/2026	39	255	994,500	36,465
Nasdaq-100 Micro Index	Put	07/17/2026	40	260	1,040,000	66,000
Nasdaq-100 Micro Index	Put	04/17/2026	39	260	1,014,000	53,332
Total Index Options Purchased						$490,757

*	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Exchange-Traded Index Options Written
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value*	Value
Equity Risk
Nasdaq-100 Micro Index	Put	07/17/2026	20	$171	$(342,000)	$(4,020)
Nasdaq-100 Micro Index	Put	12/19/2025	20	148	(296,000)	(120)
Nasdaq-100 Micro Index	Put	01/16/2026	20	148	(296,000)	(310)
Nasdaq-100 Micro Index	Put	02/20/2026	20	148	(296,000)	(660)
Nasdaq-100 Micro Index	Put	03/20/2026	20	148	(296,000)	(910)
Nasdaq-100 Micro Index	Put	04/17/2026	20	149	(298,000)	(1,280)
Nasdaq-100 Micro Index	Put	05/15/2026	20	148	(296,000)	(1,410)
Nasdaq-100 Micro Index	Put	06/18/2026	17	155	(263,500)	(1,862)
Nasdaq-100 Micro Index	Put	11/20/2026	17	196	(333,200)	(9,350)
Nasdaq-100 Micro Index	Put	08/21/2026	17	173	(294,100)	(4,003)
Nasdaq-100 Micro Index	Put	09/18/2026	21	177	(371,700)	(6,300)
Nasdaq-100 Micro Index	Put	10/16/2026	19	185	(351,500)	(7,600)
Equity Risk
Nasdaq-100 Micro Index	Call	11/28/2025	111	277	(3,074,700)	(4,884)
Nasdaq-100 Micro Index	Call	11/07/2025	115	261	(3,001,500)	(15,812)
Nasdaq-100 Micro Index	Call	11/14/2025	114	266	(3,032,400)	(10,374)
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco QQQ Hedged Advantage ETF (QQHG)—(continued)
October 31, 2025
Open Exchange-Traded Index Options Written—(continued)
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value*	Value
Nasdaq-100 Micro Index	Call	11/21/2025	115	$272	$(3,128,000)	$(7,130)
Total Exchange-Traded Options Written						$(76,025)

*	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco QQQ Income Advantage ETF (QQA)
October 31, 2025
Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-76.33%
Advertising-0.09%
Trade Desk, Inc. (The), Class A(b)	7,557	$379,966
Aerospace & Defense-0.22%
Axon Enterprise, Inc.(b)	1,331	974,598
Apparel Retail-0.20%
Ross Stores, Inc.	5,548	881,688
Apparel, Accessories & Luxury Goods-0.08%
lululemon athletica, Inc.(b)	1,945	331,700
Application Software-5.76%
Adobe, Inc.(b)	7,194	2,448,190
AppLovin Corp., Class A(b)	5,215	3,323,676
Atlassian Corp., Class A(b)	2,821	477,934
Autodesk, Inc.(b)	3,630	1,093,864
Cadence Design Systems, Inc.(b)	4,621	1,565,086
Datadog, Inc., Class A(b)	5,482	892,524
Intuit, Inc.	4,730	3,157,511
Palantir Technologies, Inc., Class A(b)	38,568	7,731,727
Roper Technologies, Inc.	1,825	814,224
Strategy, Inc., Class A(b)	4,476	1,206,327
Synopsys, Inc.(b)	3,139	1,424,541
Workday, Inc., Class A(b)	3,681	883,146
		25,018,750
Automobile Manufacturers-2.64%
Tesla, Inc.(b)	25,125	11,471,070
Automotive Retail-0.31%
O’Reilly Automotive, Inc.(b)	14,390	1,358,992
Biotechnology-1.99%
Amgen, Inc.	9,131	2,724,964
Biogen, Inc.(b)	2,491	384,287
Gilead Sciences, Inc.	21,042	2,520,621
Regeneron Pharmaceuticals, Inc.	1,766	1,151,079
Vertex Pharmaceuticals, Inc.(b)	4,347	1,849,953
		8,630,904
Broadline Retail-4.95%
Amazon.com, Inc.(b)	73,513	17,953,345
MercadoLibre, Inc. (Brazil)(b)	859	1,999,116
PDD Holdings, Inc., ADR (China)(b)	11,328	1,527,808
		21,480,269
Cable & Satellite-0.53%
Charter Communications, Inc., Class A(b)	2,316	541,574
Comcast Corp., Class A	62,454	1,738,407
		2,279,981
Cargo Ground Transportation-0.12%
Old Dominion Freight Line, Inc.	3,564	500,457
Communications Equipment-1.13%
Cisco Systems, Inc.	67,157	4,909,848
Construction Machinery & Heavy Transportation Equipment-0.20%
PACCAR, Inc.	8,906	876,350
Consumer Staples Merchandise Retail-1.58%
Costco Wholesale Corp.	7,521	6,855,015
	Shares	Value
Diversified Support Services-0.45%
Cintas Corp.	6,835	$1,252,650
Copart, Inc.(b)	16,397	705,235
		1,957,885
Electric Utilities-1.08%
American Electric Power Co., Inc.	9,073	1,091,119
Constellation Energy Corp.	5,298	1,997,346
Exelon Corp.	17,128	789,943
Xcel Energy, Inc.	10,014	812,837
		4,691,245
Health Care Equipment-1.17%
DexCom, Inc.(b)	6,650	387,163
GE HealthCare Technologies, Inc.	7,742	580,263
IDEXX Laboratories, Inc.(b)	1,356	853,616
Intuitive Surgical, Inc.(b)	6,080	3,248,422
		5,069,464
Hotels, Resorts & Cruise Lines-1.13%
Airbnb, Inc., Class A(b)	7,276	920,705
Booking Holdings, Inc.	549	2,787,679
Marriott International, Inc., Class A	4,604	1,199,711
		4,908,095
Human Resource & Employment Services-0.58%
Automatic Data Processing, Inc.	6,869	1,788,001
Paychex, Inc.	6,099	713,766
		2,501,767
Industrial Conglomerates-0.50%
Honeywell International, Inc.	10,767	2,167,720
Industrial Gases-0.77%
Linde PLC	7,953	3,326,740
Interactive Home Entertainment-0.38%
Electronic Arts, Inc.	4,242	848,654
Take-Two Interactive Software, Inc.(b)	3,129	802,182
		1,650,836
Interactive Media & Services-7.26%
Alphabet, Inc., Class A	40,097	11,274,875
Alphabet, Inc., Class C	37,429	10,548,241
Meta Platforms, Inc., Class A	14,951	9,693,481
		31,516,597
Internet Services & Infrastructure-0.83%
Shopify, Inc., Class A (Canada)(b)	20,696	3,598,207
IT Consulting & Other Services-0.14%
Cognizant Technology Solutions Corp., Class A	8,284	603,738
Movies & Entertainment-2.07%
Netflix, Inc.(b)	7,206	8,062,505
Warner Bros. Discovery, Inc.(b)	41,984	942,541
		9,005,046
Oil & Gas Equipment & Services-0.19%
Baker Hughes Co., Class A	16,719	809,367
Oil & Gas Exploration & Production-0.16%
Diamondback Energy, Inc.	4,910	703,063
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco QQQ Income Advantage ETF (QQA)—(continued)
October 31, 2025
	Shares	Value
Packaged Foods & Meats-0.41%
Kraft Heinz Co. (The)	20,072	$496,381
Mondelez International, Inc., Class A	21,944	1,260,902
		1,757,283
Pharmaceuticals-0.19%
AstraZeneca PLC, ADR (United Kingdom)	9,962	820,869
Rail Transportation-0.26%
CSX Corp.	31,616	1,138,808
Real Estate Services-0.11%
CoStar Group, Inc.(b)	7,185	494,400
Research & Consulting Services-0.39%
Thomson Reuters Corp. (Canada)	7,644	1,169,991
Verisk Analytics, Inc.	2,370	518,461
		1,688,452
Restaurants-0.76%
DoorDash, Inc., Class A(b)	6,822	1,735,312
Starbucks Corp.	19,277	1,558,931
		3,294,243
Semiconductor Materials & Equipment-2.48%
Applied Materials, Inc.	13,509	3,148,948
ASML Holding N.V., New York Shares (Netherlands)	1,437	1,522,114
KLA Corp.	2,238	2,705,160
Lam Research Corp.	21,464	3,379,721
		10,755,943
Semiconductors-18.36%
Advanced Micro Devices, Inc.(b)	27,522	7,048,935
Analog Devices, Inc.	8,343	1,953,347
ARM Holdings PLC, ADR(b)(c)	2,316	393,303
Broadcom, Inc.	53,622	19,820,300
GLOBALFOUNDRIES, Inc.(b)(c)	9,412	335,067
Intel Corp.(b)	74,231	2,968,498
Marvell Technology, Inc.	14,620	1,370,479
Microchip Technology, Inc.	9,153	571,330
Micron Technology, Inc.	18,978	4,246,707
NVIDIA Corp.	167,503	33,917,682
NXP Semiconductors N.V. (Netherlands)	4,276	894,197
ON Semiconductor Corp.(b)	6,936	347,355
QUALCOMM, Inc.	18,298	3,310,108
Texas Instruments, Inc.	15,417	2,489,229
		79,666,537
Soft Drinks & Non-alcoholic Beverages-1.34%
Coca-Cola Europacific Partners PLC (United Kingdom)	7,770	690,209
Keurig Dr Pepper, Inc.	23,041	625,793
Monster Beverage Corp.(b)	16,558	1,106,571
PepsiCo, Inc.	23,218	3,391,918
		5,814,491
Specialty Chemicals-0.03%
Solstice Advanced Materials, Inc.(b)	2,692	121,328
Systems Software-7.68%
CrowdStrike Holdings, Inc., Class A(b)	4,257	2,311,593
Fortinet, Inc.(b)	12,995	1,123,158
Microsoft Corp.	51,237	26,531,031
	Shares	Value
Systems Software-(continued)
Palo Alto Networks, Inc.(b)	11,345	$2,498,623
Zscaler, Inc.(b)	2,629	870,567
		33,334,972
Technology Distributors-0.08%
CDW Corp.	2,223	354,279
Technology Hardware, Storage & Peripherals-6.37%
Apple, Inc.	102,297	27,658,040
Trading Companies & Distributors-0.18%
Fastenal Co.	19,462	800,861
Transaction & Payment Processing Services-0.26%
PayPal Holdings, Inc.(b)	16,202	1,122,313
Wireless Telecommunication Services-0.92%
T-Mobile US, Inc.	19,086	4,009,014
Total Common Stocks & Other Equity Interests (Cost $272,738,435)		331,291,191
	Principal Amount
Equity Linked Notes-4.54%
Diversified Banks-4.31%
Bank of Montreal (NASDAQ 100 Stock Index), 243.00%, 11/07/2025(d)	$1,028,000	970,423
Bank of Montreal (NASDAQ 100 Stock Index), 186.42%, 12/01/2025(d)	1,156,000	1,157,156
Bank of Montreal (NASDAQ 100 Stock Index), 186.00%, 12/04/2025(d)	835,000	828,597
BNP Paribas S.A. (NASDAQ 100 Stock Index), 217.96%, 11/12/2025(d)	644,000	588,827
BNP Paribas S.A. (NASDAQ 100 Stock Index), 175.97%, 11/17/2025(d)	997,000	962,026
Citigroup, Inc. (NASDAQ 100 Stock Index), 225.42%, 11/14/2025(d)	1,023,000	956,023
Citigroup, Inc. (NASDAQ 100 Stock Index), 199.45%, 11/21/2025(d)	1,200,000	1,138,739
J.P. Morgan Structured Products B.V. (NASDAQ 100 Stock Index), 235.28%, 11/06/2025(d)	1,575,000	1,496,135
J.P. Morgan Structured Products B.V. (NASDAQ 100 Stock Index), 213.41%, 11/13/2025(d)	970,000	860,813
J.P. Morgan Structured Products B.V. (NASDAQ 100 Stock Index), 175.32%, 11/19/2025(d)	1,045,000	996,294
JPMorgan Chase & Co. (NASDAQ 100 Stock Index), 228.76%, 11/10/2025(d)	852,000	710,364
JPMorgan Chase & Co. (NASDAQ 100 Stock Index), 202.63%, 11/26/2025(d)	910,000	904,497
JPMorgan Chase & Co. (NASDAQ 100 Stock Index), 184.02%, 11/28/2025(d)	965,000	957,132
Mizuho Markets Cayman L.P. (NASDAQ 100 Stock Index), 187.00%, 11/24/2025(d)	1,243,000	1,208,018
Nomura America Finance LLC (NASDAQ 100 Stock Index), 185.00%, 11/18/2025(d)	1,040,000	1,003,883
Royal Bank of Canada (NASDAQ 100 Stock Index), 210.62%, 11/14/2025(d)	1,373,000	1,284,615
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco QQQ Income Advantage ETF (QQA)—(continued)
October 31, 2025
	Principal Amount	Value
Diversified Banks-(continued)
Societe Generale (NASDAQ 100 Stock Index), 211.87%, 11/20/2025(d)	$1,091,000	$1,031,716
UBS AG (NASDAQ 100 Stock Index), 193.50%, 12/02/2025(d)	1,656,000	1,656,000
		18,711,258
Diversified Capital Markets-0.23%
UBS Group AG (NASDAQ 100 Stock Index), 212.00%, 11/25/2025(d)	997,000	989,968
Total Equity Linked Notes (Cost $20,600,000)		19,701,226
	Shares
Money Market Funds-18.85%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 4.03%(e)(f) (Cost $81,835,754)	81,835,754	81,835,754
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.72% (Cost $375,174,189)		432,828,171
	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.12%
Invesco Private Government Fund, 4.13%(e)(f)(g)	100,203	$100,203
Invesco Private Prime Fund, 4.30%(e)(f)(g)	405,099	405,221
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $505,424)		505,424
TOTAL INVESTMENTS IN SECURITIES-99.84% (Cost $375,679,613)		433,333,595
OTHER ASSETS LESS LIABILITIES-0.16%		678,290
NET ASSETS-100.00%		$434,011,885

Investment Abbreviations:
ADR	-American Depositary Receipt
ETF	-Exchange-Traded Fund

Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2025.
(d)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at
October 31, 2025 was $19,701,226, which represented 4.54% of the Fund’s Net Assets.

(e)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2025.

	Value October 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$24,679,350	$29,744,118	$(54,423,468)	$-	$-	$-	$537,773
Invesco NASDAQ 100 ETF	-	18,330,023	(18,149,319)	-	(180,704)	-	-
Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	135,761,821	(53,926,067)	-	-	81,835,754	1,447,348
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco QQQ Income Advantage ETF (QQA)—(continued)
October 31, 2025
	Value October 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2025	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$89,525	$25,008,435	$(24,997,757)	$-	$-	$100,203	$34,748 *
Invesco Private Prime Fund	504,696	53,024,131	(53,123,630)	2	22	405,221	91,507 *
Total	$25,273,571	$261,868,528	$(204,620,241)	$2	$(180,682)	$82,341,178	$2,111,376

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of October 31, 2025.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2P.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco S&P 500® Downside Hedged ETF (PHDG)
October 31, 2025
Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-73.11%
Communication Services-7.38%
Alphabet, Inc., Class A	5,293	$1,488,339
Alphabet, Inc., Class C	4,249	1,197,453
AT&T, Inc.	6,506	161,024
Charter Communications, Inc., Class A(b)	85	19,876
Comcast Corp., Class A	3,351	93,275
Electronic Arts, Inc.	205	41,012
Fox Corp., Class A	191	12,348
Fox Corp., Class B	135	7,885
Interpublic Group of Cos., Inc. (The)	333	8,545
Live Nation Entertainment, Inc.(b)(c)	144	21,532
Match Group, Inc.	219	7,082
Meta Platforms, Inc., Class A	1,974	1,279,843
Netflix, Inc.(b)	387	432,999
News Corp., Class A	343	9,090
News Corp., Class B	113	3,443
Omnicom Group, Inc.(c)	176	13,204
Paramount Skydance Corp.(c)	281	4,325
Take-Two Interactive Software, Inc.(b)	158	40,506
TKO Group Holdings, Inc.	63	11,869
T-Mobile US, Inc.	440	92,422
Trade Desk, Inc. (The), Class A(b)	406	20,414
Verizon Communications, Inc.	3,836	152,443
Walt Disney Co. (The)	1,636	184,246
Warner Bros. Discovery, Inc.(b)	2,253	50,580
		5,353,755
Consumer Discretionary-7.70%
Airbnb, Inc., Class A(b)	390	49,351
Amazon.com, Inc.(b)	8,831	2,156,707
Aptiv PLC(b)	198	16,058
AutoZone, Inc.(b)	15	55,116
Best Buy Co., Inc.	179	14,703
Booking Holdings, Inc.	29	147,254
Carnival Corp.(b)	988	28,484
Chipotle Mexican Grill, Inc.(b)	1,220	38,662
D.R. Horton, Inc.	252	37,568
Darden Restaurants, Inc.	106	19,096
Deckers Outdoor Corp.(b)	135	11,002
Domino’s Pizza, Inc.	28	11,157
DoorDash, Inc., Class A(b)	337	85,723
eBay, Inc.	416	33,825
Expedia Group, Inc.	108	23,760
Ford Motor Co.	3,557	46,703
Garmin Ltd.	149	31,877
General Motors Co.	866	59,832
Genuine Parts Co.	127	16,168
Hasbro, Inc.	121	9,234
Hilton Worldwide Holdings, Inc.	214	54,989
Home Depot, Inc. (The)	905	343,529
Las Vegas Sands Corp.	281	16,677
Lennar Corp., Class A	207	25,620
LKQ Corp.	234	7,479
Lowe’s Cos., Inc.	510	121,446
lululemon athletica, Inc.(b)	99	16,883
Marriott International, Inc., Class A	205	53,419
McDonald’s Corp.	649	193,681
MGM Resorts International(b)	186	5,958
	Shares	Value
Consumer Discretionary-(continued)
Mohawk Industries, Inc.(b)	47	$5,341
NIKE, Inc., Class B	1,081	69,822
Norwegian Cruise Line Holdings Ltd.(b)	411	9,215
NVR, Inc.(b)	3	21,632
O’Reilly Automotive, Inc.(b)	772	72,908
Pool Corp.	30	8,012
PulteGroup, Inc.	180	21,577
Ralph Lauren Corp.	35	11,188
Ross Stores, Inc.	298	47,358
Royal Caribbean Cruises Ltd.	230	65,971
Starbucks Corp.	1,034	83,620
Tapestry, Inc.	189	20,756
Tesla, Inc.(b)	2,553	1,165,598
TJX Cos., Inc. (The)	1,015	142,242
Tractor Supply Co.	482	26,081
Ulta Beauty, Inc.(b)	41	21,315
Williams-Sonoma, Inc.	112	21,766
Wynn Resorts Ltd.	77	9,162
Yum! Brands, Inc.	253	34,967
		5,590,492
Consumer Staples-3.42%
Altria Group, Inc.	1,529	86,205
Archer-Daniels-Midland Co.	437	26,452
Brown-Forman Corp., Class B(c)	160	4,357
Bunge Global S.A.	127	12,014
Campbell’s Co. (The)(c)	179	5,393
Church & Dwight Co., Inc.	222	19,467
Clorox Co. (The)	111	12,483
Coca-Cola Co. (The)	3,524	242,804
Colgate-Palmolive Co.	735	56,632
Conagra Brands, Inc.	436	7,495
Constellation Brands, Inc., Class A	130	17,079
Costco Wholesale Corp.	404	368,226
Dollar General Corp.	200	19,732
Dollar Tree, Inc.(b)	177	17,544
Estee Lauder Cos., Inc. (The), Class A	213	20,595
General Mills, Inc.	487	22,699
Hershey Co. (The)	135	22,900
Hormel Foods Corp.	265	5,721
J.M. Smucker Co. (The)	97	10,044
Kellanova	245	20,350
Kenvue, Inc.	1,746	25,090
Keurig Dr Pepper, Inc.	1,236	33,570
Kimberly-Clark Corp.	302	36,152
Kraft Heinz Co. (The)	775	19,166
Kroger Co. (The)	553	35,187
Lamb Weston Holdings, Inc.	127	7,840
McCormick & Co., Inc.	230	14,757
Molson Coors Beverage Co., Class B	154	6,733
Mondelez International, Inc., Class A	1,177	67,630
Monster Beverage Corp.(b)	649	43,373
PepsiCo, Inc.	1,246	182,028
Philip Morris International, Inc.	1,416	204,371
Procter & Gamble Co. (The)	2,131	320,438
Sysco Corp.	434	32,238
Target Corp.	413	38,293
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco S&P 500® Downside Hedged ETF (PHDG)—(continued)
October 31, 2025
	Shares	Value
Consumer Staples-(continued)
Tyson Foods, Inc., Class A	260	$13,367
Walmart, Inc.	3,994	404,113
		2,482,538
Energy-2.04%
APA Corp.	326	7,384
Baker Hughes Co., Class A	897	43,424
Chevron Corp.	1,751	276,168
ConocoPhillips	1,136	100,945
Coterra Energy, Inc.	694	16,420
Devon Energy Corp.	578	18,779
Diamondback Energy, Inc.	171	24,486
EOG Resources, Inc.	497	52,602
EQT Corp.	568	30,433
Expand Energy Corp.	217	22,418
Exxon Mobil Corp.	3,879	443,602
Halliburton Co.	776	20,828
Kinder Morgan, Inc.	1,779	46,592
Marathon Petroleum Corp.	277	53,990
Occidental Petroleum Corp.	654	26,945
ONEOK, Inc.	573	38,391
Phillips 66 Co.	368	50,100
SLB Ltd.	1,358	48,969
Targa Resources Corp.	196	30,192
Texas Pacific Land Corp.	18	16,981
Valero Energy Corp.	283	47,985
Williams Cos., Inc. (The)	1,111	64,294
		1,481,928
Financials-9.40%
Aflac, Inc.	438	46,949
Allstate Corp. (The)	240	45,965
American Express Co.	494	178,201
American International Group, Inc.	504	39,796
Ameriprise Financial, Inc.	86	38,938
Aon PLC, Class A	196	66,773
Apollo Global Management, Inc.	419	52,086
Arch Capital Group Ltd.	338	29,173
Arthur J. Gallagher & Co.	233	58,131
Assurant, Inc.	46	9,739
Bank of America Corp.	6,200	331,390
Bank of New York Mellon Corp. (The)	642	69,291
Berkshire Hathaway, Inc., Class B(b)	1,669	797,014
BlackRock, Inc.	131	141,848
Blackstone, Inc., Class A	671	98,395
Block, Inc., Class A(b)	500	37,970
Brown & Brown, Inc.	267	21,291
Capital One Financial Corp.	582	128,034
Cboe Global Markets, Inc.	95	23,336
Charles Schwab Corp. (The)	1,553	146,790
Chubb Ltd.	337	93,329
Cincinnati Financial Corp.	142	21,952
Citigroup, Inc.	1,675	169,560
Citizens Financial Group, Inc.	392	19,941
CME Group, Inc., Class A	328	87,081
Coinbase Global, Inc., Class A(b)	206	70,819
Corpay, Inc.(b)	64	16,662
Erie Indemnity Co., Class A	23	6,731
Everest Group Ltd.	38	11,952
FactSet Research Systems, Inc.	34	9,071
Fidelity National Information Services, Inc.	475	29,697
	Shares	Value
Financials-(continued)
Fifth Third Bancorp	602	$25,055
Fiserv, Inc.(b)	495	33,012
Franklin Resources, Inc.	279	6,308
Global Payments, Inc.	221	17,185
Globe Life, Inc.	74	9,732
Goldman Sachs Group, Inc. (The)	275	217,077
Hartford Insurance Group, Inc. (The)	256	31,790
Huntington Bancshares, Inc.	1,431	22,095
Interactive Brokers Group, Inc., Class A	405	28,496
Intercontinental Exchange, Inc.	521	76,217
Invesco Ltd.(d)	406	9,622
Jack Henry & Associates, Inc.(c)	66	9,830
JPMorgan Chase & Co.	2,502	778,422
KeyCorp	848	14,916
KKR & Co., Inc., Class A	624	73,838
Loews Corp.	155	15,432
M&T Bank Corp.	142	26,109
Marsh & McLennan Cos., Inc.	447	79,633
Mastercard, Inc., Class A	751	414,544
MetLife, Inc.	508	40,549
Moody’s Corp.	140	67,242
Morgan Stanley	1,104	181,056
MSCI, Inc.	70	41,198
Nasdaq, Inc.	412	35,222
Northern Trust Corp.	174	22,389
PayPal Holdings, Inc.(b)	869	60,196
PNC Financial Services Group, Inc. (The)	358	65,353
Principal Financial Group, Inc.	184	15,463
Progressive Corp. (The)	533	109,798
Prudential Financial, Inc.	320	33,280
Raymond James Financial, Inc.	161	25,546
Regions Financial Corp.	812	19,650
Robinhood Markets, Inc., Class A(b)	704	103,333
S&P Global, Inc.	284	138,368
State Street Corp.	258	29,840
Synchrony Financial	339	25,215
T. Rowe Price Group, Inc.	200	20,506
Travelers Cos., Inc. (The)	205	55,067
Truist Financial Corp.	1,173	52,351
U.S. Bancorp	1,416	66,099
Visa, Inc., Class A	1,546	526,784
W.R. Berkley Corp.	273	19,476
Wells Fargo & Co.	2,915	253,517
Willis Towers Watson PLC	89	27,866
		6,822,582
Health Care-6.55%
Abbott Laboratories	1,584	195,814
AbbVie, Inc.	1,607	350,390
Agilent Technologies, Inc.	258	37,761
Align Technology, Inc.(b)	61	8,411
Amgen, Inc.	490	146,231
Baxter International, Inc.	467	8,625
Becton, Dickinson and Co.	261	46,643
Biogen, Inc.(b)	133	20,518
Bio-Techne Corp.	143	8,948
Boston Scientific Corp.(b)	1,348	135,771
Bristol-Myers Squibb Co.	1,852	85,322
Cardinal Health, Inc.	217	41,397
Cencora, Inc.	176	59,455
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco S&P 500® Downside Hedged ETF (PHDG)—(continued)
October 31, 2025
	Shares	Value
Health Care-(continued)
Centene Corp.(b)	425	$15,032
Charles River Laboratories International, Inc.(b)	45	8,103
Cigna Group (The)	243	59,392
Cooper Cos., Inc. (The)(b)	182	12,724
CVS Health Corp.	1,154	90,185
Danaher Corp.	580	124,920
DaVita, Inc.(b)	33	3,928
DexCom, Inc.(b)	357	20,785
Edwards Lifesciences Corp.(b)	534	44,028
Elevance Health, Inc.	205	65,026
Eli Lilly and Co.	723	623,848
GE HealthCare Technologies, Inc.	415	31,104
Gilead Sciences, Inc.	1,129	135,243
HCA Healthcare, Inc.	149	68,492
Henry Schein, Inc.(b)	94	5,941
Hologic, Inc.(b)	202	14,930
Humana, Inc.	109	30,323
IDEXX Laboratories, Inc.(b)	73	45,954
Incyte Corp.(b)	149	13,929
Insulet Corp.(b)	64	20,033
Intuitive Surgical, Inc.(b)	326	174,175
IQVIA Holdings, Inc.(b)	155	33,551
Johnson & Johnson	2,191	413,814
Labcorp Holdings, Inc.	76	19,301
McKesson Corp.	113	91,681
Medtronic PLC	1,166	105,756
Merck & Co., Inc.	2,273	195,433
Mettler-Toledo International, Inc.(b)	19	26,909
Moderna, Inc.(b)	315	8,555
Molina Healthcare, Inc.(b)	49	7,500
Pfizer, Inc.	5,173	127,514
Quest Diagnostics, Inc.	102	17,947
Regeneron Pharmaceuticals, Inc.	93	60,617
ResMed, Inc.	133	32,835
Revvity, Inc.(c)	106	9,921
Solventum Corp.(b)	134	9,251
STERIS PLC	90	21,213
Stryker Corp.	313	111,503
Thermo Fisher Scientific, Inc.	344	195,182
UnitedHealth Group, Inc.	824	281,445
Universal Health Services, Inc., Class B	51	11,068
Vertex Pharmaceuticals, Inc.(b)	233	99,158
Viatris, Inc.	1,061	10,992
Waters Corp.(b)	54	18,878
West Pharmaceutical Services, Inc.	65	18,335
Zimmer Biomet Holdings, Inc.	180	18,101
Zoetis, Inc.	403	58,068
		4,757,909
Industrials-5.94%
3M Co.	485	80,752
A.O. Smith Corp.	104	6,863
Allegion PLC	78	12,930
AMETEK, Inc.	210	42,443
Automatic Data Processing, Inc.	369	96,051
Axon Enterprise, Inc.(b)	71	51,988
Boeing Co. (The)(b)	688	138,302
Broadridge Financial Solutions, Inc.	107	23,583
Builders FirstSource, Inc.(b)	101	11,733
	Shares	Value
Industrials-(continued)
C.H. Robinson Worldwide, Inc.	107	$16,477
Carrier Global Corp.	728	43,309
Caterpillar, Inc.	426	245,913
Cintas Corp.	312	57,180
Copart, Inc.(b)	809	34,795
CSX Corp.	1,696	61,090
Cummins, Inc.	125	54,710
Dayforce, Inc.(b)	145	9,967
Deere & Co.	229	105,713
Delta Air Lines, Inc.	590	33,854
Dover Corp.	125	22,682
Eaton Corp. PLC	354	135,072
EMCOR Group, Inc.	41	27,707
Emerson Electric Co.	512	71,460
Equifax, Inc.	113	23,854
Expeditors International of Washington, Inc.	123	14,994
Fastenal Co.	1,044	42,961
FedEx Corp.	197	50,003
Fortive Corp.	308	15,505
GE Vernova, Inc.	248	145,115
Generac Holdings, Inc.(b)	53	8,905
General Dynamics Corp.	230	79,327
General Electric Co.	965	298,137
Honeywell International, Inc.	578	116,369
Howmet Aerospace, Inc.	367	75,584
Hubbell, Inc.	48	22,560
Huntington Ingalls Industries, Inc.	36	11,593
IDEX Corp.	69	11,831
Illinois Tool Works, Inc.	241	58,785
Ingersoll Rand, Inc.	329	25,113
J.B. Hunt Transport Services, Inc.	70	11,820
Jacobs Solutions, Inc.	109	16,983
Johnson Controls International PLC	595	68,062
L3Harris Technologies, Inc.	170	49,147
Leidos Holdings, Inc.	117	22,285
Lennox International, Inc.	29	14,645
Lockheed Martin Corp.	187	91,982
Masco Corp.	191	12,369
Nordson Corp.	49	11,366
Norfolk Southern Corp.	204	57,809
Northrop Grumman Corp.	122	71,181
Old Dominion Freight Line, Inc.	168	23,591
Otis Worldwide Corp.	357	33,115
PACCAR, Inc.	478	47,035
Parker-Hannifin Corp.	116	89,648
Paychex, Inc.	295	34,524
Paycom Software, Inc.(c)	46	8,606
Pentair PLC	149	15,846
Quanta Services, Inc.	136	61,082
Republic Services, Inc.	185	38,524
Rockwell Automation, Inc.	102	37,573
Rollins, Inc.	256	14,748
RTX Corp.	1,218	217,413
Snap-on, Inc.	47	15,771
Southwest Airlines Co.(c)	478	14,483
Stanley Black & Decker, Inc.(c)	141	9,548
Textron, Inc.	162	13,091
Trane Technologies PLC	202	90,627
TransDigm Group, Inc.	51	66,734
Uber Technologies, Inc.(b)	1,898	183,157
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco S&P 500® Downside Hedged ETF (PHDG)—(continued)
October 31, 2025
	Shares	Value
Industrials-(continued)
Union Pacific Corp.	540	$119,000
United Airlines Holdings, Inc.(b)	295	27,742
United Parcel Service, Inc., Class B	670	64,601
United Rentals, Inc.	59	51,400
Veralto Corp.	226	22,302
Verisk Analytics, Inc.	127	27,782
W.W. Grainger, Inc.	40	39,160
Wabtec Corp.	156	31,893
Waste Management, Inc.	337	67,322
Xylem, Inc.	221	33,338
		4,312,515
Information Technology-26.41%
Accenture PLC, Class A	567	141,807
Adobe, Inc.(b)	386	131,360
Advanced Micro Devices, Inc.(b)	1,477	378,289
Akamai Technologies, Inc.(b)	130	9,763
Amphenol Corp., Class A	1,111	154,807
Analog Devices, Inc.	452	105,827
Apple, Inc.	13,503	3,650,806
Applied Materials, Inc.	730	170,163
AppLovin Corp., Class A(b)	246	156,783
Arista Networks, Inc.(b)	938	147,913
Autodesk, Inc.(b)	195	58,761
Broadcom, Inc.	4,280	1,582,016
Cadence Design Systems, Inc.(b)	248	83,995
CDW Corp.	119	18,965
Cisco Systems, Inc.	3,603	263,415
Cognizant Technology Solutions Corp., Class A	444	32,359
Corning, Inc.	709	63,158
CrowdStrike Holdings, Inc., Class A(b)	227	123,263
Datadog, Inc., Class A(b)	294	47,866
Dell Technologies, Inc., Class C	276	44,715
EPAM Systems, Inc.(b)	51	8,341
F5, Inc.(b)	52	13,159
Fair Isaac Corp.(b)	22	36,510
First Solar, Inc.(b)	98	26,160
Fortinet, Inc.(b)	593	51,253
Gartner, Inc.(b)	69	17,135
Gen Digital, Inc.	510	13,444
GoDaddy, Inc., Class A(b)	126	16,774
Hewlett Packard Enterprise Co.	1,194	29,157
HP, Inc.	855	23,658
Intel Corp.(b)	3,983	159,280
International Business Machines Corp.	848	260,684
Intuit, Inc.	254	169,558
Jabil, Inc.	98	21,647
Keysight Technologies, Inc.(b)	157	28,725
KLA Corp.	120	145,049
Lam Research Corp.	1,152	181,394
Microchip Technology, Inc.	491	30,648
Micron Technology, Inc.	1,018	227,798
Microsoft Corp.	6,763	3,501,949
Monolithic Power Systems, Inc.	44	44,220
Motorola Solutions, Inc.	152	61,820
NetApp, Inc.	182	21,436
NVIDIA Corp.	22,202	4,495,683
NXP Semiconductors N.V. (Netherlands)	229	47,888
ON Semiconductor Corp.(b)	372	18,630
	Shares	Value
Information Technology-(continued)
Oracle Corp.	1,508	$396,016
Palantir Technologies, Inc., Class A(b)	2,069	414,772
Palo Alto Networks, Inc.(b)	608	133,906
PTC, Inc.(b)	109	21,641
QUALCOMM, Inc.	981	177,463
Roper Technologies, Inc.	98	43,723
Salesforce, Inc.	870	226,557
Seagate Technology Holdings PLC	194	49,641
ServiceNow, Inc.(b)	189	173,744
Skyworks Solutions, Inc.	135	10,492
Super Micro Computer, Inc.(b)	456	23,694
Synopsys, Inc.(b)	168	76,242
TE Connectivity PLC (Switzerland)	269	66,446
Teledyne Technologies, Inc.(b)	43	22,653
Teradyne, Inc.	145	26,355
Texas Instruments, Inc.	827	133,527
Trimble, Inc.(b)	217	17,306
Tyler Technologies, Inc.(b)	39	18,574
VeriSign, Inc.	76	18,225
Western Digital Corp.	316	47,466
Workday, Inc., Class A(b)	197	47,264
Zebra Technologies Corp., Class A(b)	46	12,385
		19,176,123
Materials-1.21%
Air Products and Chemicals, Inc.	203	49,246
Albemarle Corp.	107	10,511
Amcor PLC	2,098	16,574
Avery Dennison Corp.	71	12,417
Ball Corp.	248	11,656
CF Industries Holdings, Inc.	147	12,244
Corteva, Inc.	618	37,970
Dow, Inc.	645	15,383
DuPont de Nemours, Inc.	381	31,109
Eastman Chemical Co.	104	6,190
Ecolab, Inc.	232	59,485
Freeport-McMoRan, Inc.	1,306	54,460
International Flavors & Fragrances, Inc.(b)	233	14,672
International Paper Co.	480	18,547
Linde PLC	427	178,614
LyondellBasell Industries N.V., Class A	234	10,862
Martin Marietta Materials, Inc.	55	33,720
Mosaic Co. (The)	289	7,933
Newmont Corp.	999	80,889
Nucor Corp.	209	31,360
Packaging Corp. of America	81	15,857
PPG Industries, Inc.	205	20,039
Sherwin-Williams Co. (The)	211	72,782
Smurfit WestRock PLC	475	17,537
Solstice Advanced Materials, Inc.(b)	144	6,490
Steel Dynamics, Inc.	126	19,757
Vulcan Materials Co.	120	34,740
		881,044
Real Estate-1.35%
Alexandria Real Estate Equities, Inc.	142	8,267
American Tower Corp.	426	76,245
AvalonBay Communities, Inc.	129	22,436
BXP, Inc.(c)	134	9,539
Camden Property Trust	97	9,650
CBRE Group, Inc., Class A(b)	267	40,699
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco S&P 500® Downside Hedged ETF (PHDG)—(continued)
October 31, 2025
	Shares	Value
Real Estate-(continued)
CoStar Group, Inc.(b)	385	$26,492
Crown Castle, Inc.	396	35,727
Digital Realty Trust, Inc.	292	49,760
Equinix, Inc.	89	75,295
Equity Residential	316	18,783
Essex Property Trust, Inc.	59	14,854
Extra Space Storage, Inc.	193	25,773
Federal Realty Investment Trust	71	6,829
Healthpeak Properties, Inc.	632	11,344
Host Hotels & Resorts, Inc.	582	9,324
Invitation Homes, Inc.	513	14,441
Iron Mountain, Inc.	269	27,694
Kimco Realty Corp.	616	12,727
Mid-America Apartment Communities, Inc.	107	13,721
Prologis, Inc.	844	104,732
Public Storage	144	40,113
Realty Income Corp.	832	48,239
Regency Centers Corp.	149	10,274
SBA Communications Corp., Class A	98	18,765
Simon Property Group, Inc.	297	52,201
UDR, Inc.	274	9,231
Ventas, Inc.	414	30,549
VICI Properties, Inc.	970	29,090
Welltower, Inc.	609	110,253
Weyerhaeuser Co.	657	15,111
		978,158
Utilities-1.71%
AES Corp. (The)	648	8,988
Alliant Energy Corp.	234	15,636
Ameren Corp.	246	25,097
American Electric Power Co., Inc.	487	58,567
American Water Works Co., Inc.	178	22,861
Atmos Energy Corp.(c)	146	25,071
CenterPoint Energy, Inc.(c)	594	22,715
CMS Energy Corp.	272	20,006
Consolidated Edison, Inc.	328	31,950
Constellation Energy Corp.	284	107,068
Dominion Energy, Inc.	777	45,602
DTE Energy Co.	189	25,617
Duke Energy Corp.	708	88,004
Edison International	350	19,383
Entergy Corp.	406	39,012
Evergy, Inc.	209	16,053
Eversource Energy	338	24,948
	Shares	Value
Utilities-(continued)
Exelon Corp.	919	$42,384
FirstEnergy Corp.	473	21,678
NextEra Energy, Inc.	1,874	152,544
NiSource, Inc.	428	18,023
NRG Energy, Inc.	176	30,247
PG&E Corp.	2,000	31,920
Pinnacle West Capital Corp.	109	9,649
PPL Corp.	673	24,578
Public Service Enterprise Group, Inc.	454	36,574
Sempra	594	54,612
Southern Co. (The)	1,001	94,134
Vistra Corp.	290	54,607
WEC Energy Group, Inc.	293	32,737
Xcel Energy, Inc.	538	43,669
		1,243,934
Total Common Stocks & Other Equity Interests (Cost $48,897,110)		53,080,978
Money Market Funds-22.50%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 4.03%(d)(e) (Cost $16,335,707)	16,335,707	16,335,707
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-95.61% (Cost $65,232,817)		69,416,685
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.22%
Invesco Private Government Fund, 4.13%(d)(e)(f)	44,090	44,090
Invesco Private Prime Fund, 4.30%(d)(e)(f)	114,679	114,713
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $158,815)		158,803
TOTAL INVESTMENTS IN SECURITIES-95.83% (Cost $65,391,632)		69,575,488
OTHER ASSETS LESS LIABILITIES-4.17%		3,030,471
NET ASSETS-100.00%		$72,605,959

Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2025.
(d)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2025.

	Value October 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2025	Dividend Income
Invesco Ltd.	$13,352	$88,827	$(93,120)	$(157)	$720	$9,622	$507
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco S&P 500® Downside Hedged ETF (PHDG)—(continued)
October 31, 2025
	Value October 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$23,065,238	$689,660,748	$(696,390,279)	$-	$-	$16,335,707	$1,244,982
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	320,258	17,417,245	(17,693,413)	-	-	44,090	17,915 *
Invesco Private Prime Fund	845,086	35,072,756	(35,803,293)	(12)	176	114,713	48,245 *
Total	$24,243,934	$742,239,576	$(749,980,105)	$(169)	$896	$16,504,132	$1,311,649

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2025.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2P.

Open Futures Contracts(a)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Equity Risk
CBOE Volatility Index	224	November-2025	$4,285,299	$(152,337)	$(152,337)
CBOE Volatility Index	150	December-2025	2,994,480	48,381	48,381
E-Mini S&P 500 Index	35	December-2025	12,029,500	108,300	108,300
Total Futures Contracts				$4,344	$4,344

(a)	Futures contracts collateralized by $3,149,161 cash held with Bank of America, N.A., the futures commission merchant.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco S&P 500 Equal Weight Income Advantage ETF (RSPA)
October 31, 2025
Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-76.16%
Advertising-0.46%
Interpublic Group of Cos., Inc. (The)	27,115	$695,771
Omnicom Group, Inc.(b)	9,260	694,685
Trade Desk, Inc. (The), Class A(c)	15,254	766,971
		2,157,427
Aerospace & Defense-1.91%
Axon Enterprise, Inc.(c)	942	689,761
Boeing Co. (The)(c)	3,095	622,157
General Dynamics Corp.	2,180	751,882
General Electric Co.	2,485	767,741
Howmet Aerospace, Inc.	3,830	788,788
Huntington Ingalls Industries, Inc.	2,588	833,388
L3Harris Technologies, Inc.	2,552	737,783
Lockheed Martin Corp.	1,517	746,182
Northrop Grumman Corp.	1,214	708,308
RTX Corp.	4,540	810,390
Textron, Inc.	8,687	701,996
TransDigm Group, Inc.	545	713,138
		8,871,514
Agricultural & Farm Machinery-0.15%
Deere & Co.	1,492	688,752
Agricultural Products & Services-0.32%
Archer-Daniels-Midland Co.	11,462	693,795
Bunge Global S.A.	8,548	808,641
		1,502,436
Air Freight & Logistics-0.68%
C.H. Robinson Worldwide, Inc.	5,515	849,255
Expeditors International of Washington, Inc.	5,801	707,142
FedEx Corp.	3,120	791,918
United Parcel Service, Inc., Class B	8,394	809,350
		3,157,665
Apparel Retail-0.31%
Ross Stores, Inc.	4,716	749,467
TJX Cos., Inc. (The)	5,032	705,184
		1,454,651
Apparel, Accessories & Luxury Goods-0.47%
lululemon athletica, Inc.(c)	4,295	732,469
Ralph Lauren Corp.	2,251	719,555
Tapestry, Inc.	6,683	733,927
		2,185,951
Application Software-2.20%
Adobe, Inc.(c)	2,011	684,363
AppLovin Corp., Class A(c)	1,242	791,564
Autodesk, Inc.(c)	2,175	655,414
Cadence Design Systems, Inc.(c)	2,078	703,798
Datadog, Inc., Class A(c)	5,059	823,656
Fair Isaac Corp.(c)	460	763,384
Intuit, Inc.	1,073	716,281
Palantir Technologies, Inc., Class A(c)	4,220	845,983
PTC, Inc.(c)	3,440	682,978
Roper Technologies, Inc.	1,371	611,672
Salesforce, Inc.	2,902	755,710
Synopsys, Inc.(c)	1,815	823,683
	Shares	Value
Application Software-(continued)
Tyler Technologies, Inc.(c)	1,291	$614,852
Workday, Inc., Class A(c)	3,109	745,911
		10,219,249
Asset Management & Custody Banks-1.46%
Ameriprise Financial, Inc.	1,432	648,367
Bank of New York Mellon Corp. (The)	6,769	730,578
BlackRock, Inc.	639	691,916
Blackstone, Inc., Class A	3,949	579,081
Franklin Resources, Inc.	28,956	654,695
Invesco Ltd.(d)	31,762	752,759
KKR & Co., Inc., Class A	5,053	597,922
Northern Trust Corp.	5,541	712,960
State Street Corp.	6,353	734,788
T. Rowe Price Group, Inc.	6,601	676,801
		6,779,867
Automobile Manufacturers-0.56%
Ford Motor Co.	61,636	809,281
General Motors Co.	12,277	848,218
Tesla, Inc.(c)	2,025	924,534
		2,582,033
Automotive Parts & Equipment-0.15%
Aptiv PLC(c)	8,626	699,569
Automotive Retail-0.27%
AutoZone, Inc.(c)	166	609,956
O’Reilly Automotive, Inc.(c)	6,696	632,370
		1,242,326
Biotechnology-1.32%
AbbVie, Inc.	3,325	724,983
Amgen, Inc.	2,525	753,536
Biogen, Inc.(c)	4,937	761,631
Gilead Sciences, Inc.	6,107	731,557
Incyte Corp.(c)	8,162	762,984
Moderna, Inc.(b)(c)	28,956	786,445
Regeneron Pharmaceuticals, Inc.	1,267	825,831
Vertex Pharmaceuticals, Inc.(c)	1,811	770,707
		6,117,674
Brewers-0.14%
Molson Coors Beverage Co., Class B	14,350	627,382
Broadcasting-0.33%
Fox Corp., Class A	7,845	507,179
Fox Corp., Class B	4,929	287,903
Paramount Skydance Corp.(b)	46,582	716,897
		1,511,979
Broadline Retail-0.30%
Amazon.com, Inc.(c)	3,056	746,336
eBay, Inc.	7,712	627,063
		1,373,399
Building Products-1.15%
A.O. Smith Corp.	9,708	640,631
Allegion PLC	4,130	684,630
Builders FirstSource, Inc.(c)	5,018	582,941
Carrier Global Corp.	11,261	669,917
Johnson Controls International PLC	6,528	746,738
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco S&P 500 Equal Weight Income Advantage ETF (RSPA)—(continued)
October 31, 2025
	Shares	Value
Building Products-(continued)
Lennox International, Inc.	1,261	$636,805
Masco Corp.	9,619	622,926
Trane Technologies PLC	1,687	756,873
		5,341,461
Cable & Satellite-0.26%
Charter Communications, Inc., Class A(b)(c)	2,674	625,288
Comcast Corp., Class A	21,022	585,148
		1,210,436
Cargo Ground Transportation-0.33%
J.B. Hunt Transport Services, Inc.	5,138	867,603
Old Dominion Freight Line, Inc.	4,813	675,841
		1,543,444
Casinos & Gaming-0.45%
Las Vegas Sands Corp.	12,917	766,624
MGM Resorts International(c)	19,579	627,115
Wynn Resorts Ltd.	5,729	681,694
		2,075,433
Commodity Chemicals-0.28%
Dow, Inc.	29,538	704,481
LyondellBasell Industries N.V., Class A	12,937	600,536
		1,305,017
Communications Equipment-0.57%
Arista Networks, Inc.(c)	4,668	736,097
Cisco Systems, Inc.	10,330	755,226
F5, Inc.(c)	2,155	545,323
Motorola Solutions, Inc.	1,459	593,390
		2,630,036
Computer & Electronics Retail-0.16%
Best Buy Co., Inc.	9,188	754,702
Construction & Engineering-0.34%
EMCOR Group, Inc.	1,111	750,792
Quanta Services, Inc.	1,803	809,781
		1,560,573
Construction Machinery & Heavy Transportation Equipment-0.69%
Caterpillar, Inc.	1,664	960,561
Cummins, Inc.	1,738	760,688
PACCAR, Inc.	7,133	701,887
Wabtec Corp.	3,714	759,290
		3,182,426
Construction Materials-0.30%
Martin Marietta Materials, Inc.	1,143	700,773
Vulcan Materials Co.	2,389	691,616
		1,392,389
Consumer Electronics-0.14%
Garmin Ltd.	2,981	637,755
Consumer Finance-0.47%
American Express Co.	2,178	785,670
Capital One Financial Corp.	3,149	692,749
Synchrony Financial	9,416	700,362
		2,178,781
Consumer Staples Merchandise Retail-0.74%
Costco Wholesale Corp.	735	669,916
Dollar General Corp.	6,612	652,340
	Shares	Value
Consumer Staples Merchandise Retail-(continued)
Dollar Tree, Inc.(c)	7,119	$705,635
Target Corp.	7,752	718,765
Walmart, Inc.	7,009	709,171
		3,455,827
Copper-0.14%
Freeport-McMoRan, Inc.	15,682	653,939
Data Center REITs-0.31%
Digital Realty Trust, Inc.	4,050	690,161
Equinix, Inc.	901	762,255
		1,452,416
Data Processing & Outsourced Services-0.13%
Broadridge Financial Solutions, Inc.	2,816	620,646
Distillers & Vintners-0.29%
Brown-Forman Corp., Class B(b)	25,811	702,833
Constellation Brands, Inc., Class A	4,926	647,178
		1,350,011
Distributors-0.42%
Genuine Parts Co.	5,046	642,406
LKQ Corp.	21,936	701,075
Pool Corp.	2,207	589,401
		1,932,882
Diversified Banks-1.20%
Bank of America Corp.	14,040	750,438
Citigroup, Inc.	7,245	733,411
Fifth Third Bancorp	15,467	643,737
JPMorgan Chase & Co.	2,343	728,954
KeyCorp	36,604	643,864
PNC Financial Services Group, Inc. (The)	3,486	636,369
U.S. Bancorp	14,305	667,758
Wells Fargo & Co.	8,767	762,466
		5,566,997
Diversified Financial Services-0.14%
Apollo Global Management, Inc.	5,269	654,989
Diversified Support Services-0.27%
Cintas Corp.	3,494	640,345
Copart, Inc.(c)	14,506	623,903
		1,264,248
Electric Utilities-2.76%
Alliant Energy Corp.	11,000	735,020
American Electric Power Co., Inc.	6,495	781,089
Constellation Energy Corp.	2,201	829,777
Duke Energy Corp.	5,800	720,940
Edison International	12,666	701,443
Entergy Corp.	7,959	764,780
Evergy, Inc.	9,830	755,042
Eversource Energy	10,996	811,615
Exelon Corp.	16,249	749,404
FirstEnergy Corp.	16,280	746,112
NextEra Energy, Inc.	9,907	806,430
NRG Energy, Inc.	4,364	749,997
PG&E Corp.	46,124	736,139
Pinnacle West Capital Corp.	8,031	710,904
PPL Corp.	19,665	718,166
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco S&P 500 Equal Weight Income Advantage ETF (RSPA)—(continued)
October 31, 2025
	Shares	Value
Electric Utilities-(continued)
Southern Co. (The)	7,689	$723,073
Xcel Energy, Inc.	9,733	790,028
		12,829,959
Electrical Components & Equipment-0.95%
AMETEK, Inc.	3,754	758,721
Eaton Corp. PLC	1,942	740,989
Emerson Electric Co.	5,268	735,255
Generac Holdings, Inc.(c)	3,804	639,148
Hubbell, Inc.	1,593	748,710
Rockwell Automation, Inc.	2,072	763,242
		4,386,065
Electronic Components-0.36%
Amphenol Corp., Class A	5,909	823,360
Corning, Inc.	9,395	836,907
		1,660,267
Electronic Equipment & Instruments-0.59%
Keysight Technologies, Inc.(c)	4,136	756,723
Teledyne Technologies, Inc.(c)	1,293	681,178
Trimble, Inc.(c)	8,783	700,444
Zebra Technologies Corp., Class A(c)	2,299	619,006
		2,757,351
Electronic Manufacturing Services-0.33%
Jabil, Inc.	3,264	720,985
TE Connectivity PLC (Switzerland)	3,346	826,495
		1,547,480
Environmental & Facilities Services-0.57%
Republic Services, Inc.	3,081	641,587
Rollins, Inc.	12,485	719,261
Veralto Corp.	6,641	655,334
Waste Management, Inc.	3,234	646,056
		2,662,238
Fertilizers & Agricultural Chemicals-0.40%
CF Industries Holdings, Inc.	8,100	674,649
Corteva, Inc.	9,807	602,542
Mosaic Co. (The)	21,067	578,289
		1,855,480
Financial Exchanges & Data-1.30%
Cboe Global Markets, Inc.	3,000	736,920
CME Group, Inc., Class A	2,707	718,682
Coinbase Global, Inc., Class A(c)	2,231	766,973
FactSet Research Systems, Inc.	1,945	518,926
Intercontinental Exchange, Inc.	4,086	597,741
Moody’s Corp.	1,391	668,097
MSCI, Inc.	1,251	736,276
Nasdaq, Inc.	7,434	635,533
S&P Global, Inc.	1,302	634,347
		6,013,495
Food Distributors-0.14%
Sysco Corp.	8,779	652,104
Food Retail-0.14%
Kroger Co. (The)	10,500	668,115
	Shares	Value
Footwear-0.24%
Deckers Outdoor Corp.(c)	6,169	$502,774
NIKE, Inc., Class B	9,480	612,313
		1,115,087
Gas Utilities-0.16%
Atmos Energy Corp.	4,295	737,537
Gold-0.16%
Newmont Corp.	8,973	726,544
Health Care Distributors-0.68%
Cardinal Health, Inc.	4,714	899,290
Cencora, Inc.	2,374	801,961
Henry Schein, Inc.(c)	10,443	659,998
McKesson Corp.	995	807,283
		3,168,532
Health Care Equipment-2.34%
Abbott Laboratories	5,440	672,493
Baxter International, Inc.	29,352	542,132
Becton, Dickinson and Co.	3,737	667,839
Boston Scientific Corp.(c)	6,688	673,615
DexCom, Inc.(c)	9,260	539,117
Edwards Lifesciences Corp.(c)	8,991	741,308
GE HealthCare Technologies, Inc.	9,261	694,112
Hologic, Inc.(c)	10,746	794,237
IDEXX Laboratories, Inc.(c)	1,104	694,979
Insulet Corp.(c)	2,083	652,000
Intuitive Surgical, Inc.(c)	1,565	836,148
Medtronic PLC	7,624	691,497
ResMed, Inc.	2,602	642,382
STERIS PLC	2,886	680,230
Stryker Corp.	1,838	654,769
Zimmer Biomet Holdings, Inc.	6,880	691,853
		10,868,711
Health Care Facilities-0.35%
HCA Healthcare, Inc.	1,784	820,069
Universal Health Services, Inc., Class B	3,782	820,732
		1,640,801
Health Care REITs-0.58%
Alexandria Real Estate Equities, Inc.	8,379	487,825
Healthpeak Properties, Inc.	39,211	703,838
Ventas, Inc.	10,166	750,149
Welltower, Inc.	4,189	758,377
		2,700,189
Health Care Services-0.71%
Cigna Group (The)	2,328	568,986
CVS Health Corp.	9,517	743,754
DaVita, Inc.(c)	5,321	633,305
Labcorp Holdings, Inc.	2,578	654,709
Quest Diagnostics, Inc.	3,906	687,261
		3,288,015
Health Care Supplies-0.46%
Align Technology, Inc.(c)	5,293	729,799
Cooper Cos., Inc. (The)(c)	10,403	727,274
Solventum Corp.(c)	9,882	682,253
		2,139,326
Heavy Electrical Equipment-0.14%
GE Vernova, Inc.	1,094	640,143
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco S&P 500 Equal Weight Income Advantage ETF (RSPA)—(continued)
October 31, 2025
	Shares	Value
Home Furnishings-0.13%
Mohawk Industries, Inc.(c)	5,200	$590,928
Home Improvement Retail-0.27%
Home Depot, Inc. (The)	1,704	646,821
Lowe’s Cos., Inc.	2,642	629,140
		1,275,961
Homebuilding-0.53%
D.R. Horton, Inc.	3,997	595,873
Lennar Corp., Class A	5,152	637,663
NVR, Inc.(c)	83	598,498
PulteGroup, Inc.	5,198	623,084
		2,455,118
Homefurnishing Retail-0.15%
Williams-Sonoma, Inc.	3,472	674,749
Hotel & Resort REITs-0.14%
Host Hotels & Resorts, Inc.	40,014	641,024
Hotels, Resorts & Cruise Lines-1.14%
Airbnb, Inc., Class A(c)	5,705	721,911
Booking Holdings, Inc.	128	649,951
Carnival Corp.(c)	22,444	647,061
Expedia Group, Inc.	3,268	718,960
Hilton Worldwide Holdings, Inc.	2,577	662,186
Marriott International, Inc., Class A	2,680	698,354
Norwegian Cruise Line Holdings Ltd.(c)	27,679	620,563
Royal Caribbean Cruises Ltd.	2,063	591,730
		5,310,716
Household Products-0.71%
Church & Dwight Co., Inc.	7,567	663,550
Clorox Co. (The)	5,709	642,034
Colgate-Palmolive Co.	8,461	651,920
Kimberly-Clark Corp.	5,498	658,166
Procter & Gamble Co. (The)	4,474	672,755
		3,288,425
Human Resource & Employment Services-0.55%
Automatic Data Processing, Inc.	2,406	626,282
Dayforce, Inc.(b)(c)	10,217	702,316
Paychex, Inc.	5,288	618,855
Paycom Software, Inc.	3,186	596,069
		2,543,522
Independent Power Producers & Energy Traders-0.30%
AES Corp. (The)	55,291	766,886
Vistra Corp.	3,364	633,441
		1,400,327
Industrial Conglomerates-0.32%
3M Co.	4,583	763,069
Honeywell International, Inc.	3,520	708,682
		1,471,751
Industrial Gases-0.26%
Air Products and Chemicals, Inc.	2,448	593,860
Linde PLC	1,488	622,431
		1,216,291
Industrial Machinery & Supplies & Components-1.84%
Dover Corp.	4,008	727,292
Fortive Corp.	14,742	742,112
IDEX Corp.	4,394	753,395
	Shares	Value
Industrial Machinery & Supplies & Components-(continued)
Illinois Tool Works, Inc.	2,679	$653,462
Ingersoll Rand, Inc.	8,774	669,719
Nordson Corp.	3,145	729,483
Otis Worldwide Corp.	8,030	744,863
Parker-Hannifin Corp.	920	711,004
Pentair PLC	6,443	685,213
Snap-on, Inc.	2,172	728,814
Stanley Black & Decker, Inc.	9,144	619,232
Xylem, Inc.	5,112	771,145
		8,535,734
Industrial REITs-0.17%
Prologis, Inc.	6,344	787,227
Insurance Brokers-0.68%
Aon PLC, Class A	1,941	661,260
Arthur J. Gallagher & Co.	2,400	598,776
Brown & Brown, Inc.	7,609	606,742
Marsh & McLennan Cos., Inc.	3,542	631,007
Willis Towers Watson PLC	2,131	667,216
		3,165,001
Integrated Oil & Gas-0.44%
Chevron Corp.	4,462	703,810
Exxon Mobil Corp.	6,256	715,436
Occidental Petroleum Corp.	15,201	626,281
		2,045,527
Integrated Telecommunication Services-0.27%
AT&T, Inc.	24,104	596,574
Verizon Communications, Inc.	16,184	643,152
		1,239,726
Interactive Home Entertainment-0.34%
Electronic Arts, Inc.	4,134	827,048
Take-Two Interactive Software, Inc.(c)	2,884	739,371
		1,566,419
Interactive Media & Services-0.44%
Alphabet, Inc., Class A	1,630	458,340
Alphabet, Inc., Class C	1,308	368,620
Match Group, Inc.	18,570	600,554
Meta Platforms, Inc., Class A	937	607,504
		2,035,018
Internet Services & Infrastructure-0.42%
Akamai Technologies, Inc.(c)	9,171	688,742
GoDaddy, Inc., Class A(c)	4,854	646,213
VeriSign, Inc.	2,484	595,663
		1,930,618
Investment Banking & Brokerage-0.98%
Charles Schwab Corp. (The)	7,631	721,282
Goldman Sachs Group, Inc. (The)	915	722,274
Interactive Brokers Group, Inc., Class A	11,259	792,183
Morgan Stanley	4,567	748,988
Raymond James Financial, Inc.	4,221	669,746
Robinhood Markets, Inc., Class A(c)	5,993	879,653
		4,534,126
IT Consulting & Other Services-0.82%
Accenture PLC, Class A	2,895	724,040
Cognizant Technology Solutions Corp., Class A	10,176	741,627
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco S&P 500 Equal Weight Income Advantage ETF (RSPA)—(continued)
October 31, 2025
	Shares	Value
IT Consulting & Other Services-(continued)
EPAM Systems, Inc.(c)	4,598	$751,957
Gartner, Inc.(c)	3,025	751,228
International Business Machines Corp.	2,740	842,303
		3,811,155
Leisure Products-0.15%
Hasbro, Inc.	9,065	691,750
Life & Health Insurance-0.76%
Aflac, Inc.	6,564	703,595
Globe Life, Inc.	5,064	665,967
MetLife, Inc.	8,884	709,121
Principal Financial Group, Inc.	8,789	738,627
Prudential Financial, Inc.	6,659	692,536
		3,509,846
Life Sciences Tools & Services-1.76%
Agilent Technologies, Inc.	5,671	830,008
Bio-Techne Corp.	13,814	864,342
Charles River Laboratories International, Inc.(c)	4,593	827,061
Danaher Corp.	3,654	786,998
IQVIA Holdings, Inc.(c)	3,828	828,609
Mettler-Toledo International, Inc.(c)	561	794,539
Revvity, Inc.(b)	8,531	798,416
Thermo Fisher Scientific, Inc.	1,476	837,468
Waters Corp.(c)	2,401	839,390
West Pharmaceutical Services, Inc.	2,758	777,949
		8,184,780
Managed Health Care-0.76%
Centene Corp.(c)	22,510	796,179
Elevance Health, Inc.	2,295	727,974
Humana, Inc.	2,572	715,504
Molina Healthcare, Inc.(c)	3,928	601,220
UnitedHealth Group, Inc.	2,031	693,708
		3,534,585
Metal, Glass & Plastic Containers-0.14%
Ball Corp.	14,058	660,726
Movies & Entertainment-0.83%
Live Nation Entertainment, Inc.(b)(c)	4,118	615,765
Netflix, Inc.(c)	563	629,918
TKO Group Holdings, Inc.	3,606	679,370
Walt Disney Co. (The)	6,078	684,504
Warner Bros. Discovery, Inc.(c)	56,131	1,260,141
		3,869,698
Multi-Family Residential REITs-0.83%
AvalonBay Communities, Inc.	3,653	635,330
Camden Property Trust	6,468	643,437
Equity Residential	10,687	635,235
Essex Property Trust, Inc.	2,672	672,729
Mid-America Apartment Communities, Inc.	4,974	637,816
UDR, Inc.	18,429	620,873
		3,845,420
Multi-Sector Holdings-0.15%
Berkshire Hathaway, Inc., Class B(c)	1,438	686,703
Multi-Utilities-1.55%
Ameren Corp.	7,091	723,424
CenterPoint Energy, Inc.(b)	18,625	712,220
	Shares	Value
Multi-Utilities-(continued)
CMS Energy Corp.	9,882	$726,821
Consolidated Edison, Inc.	7,252	706,417
Dominion Energy, Inc.	11,848	695,359
DTE Energy Co.	5,189	703,317
NiSource, Inc.	17,282	727,745
Public Service Enterprise Group, Inc.	8,615	694,024
Sempra	8,583	789,121
WEC Energy Group, Inc.	6,435	718,983
		7,197,431
Office REITs-0.15%
BXP, Inc.	9,530	678,441
Oil & Gas Equipment & Services-0.49%
Baker Hughes Co., Class A	15,002	726,247
Halliburton Co.	31,144	835,905
SLB Ltd.	19,467	701,980
		2,264,132
Oil & Gas Exploration & Production-1.34%
APA Corp.	30,221	684,506
ConocoPhillips	7,462	663,073
Coterra Energy, Inc.	28,882	683,348
Devon Energy Corp.	19,815	643,789
Diamondback Energy, Inc.	5,040	721,678
EOG Resources, Inc.	5,854	619,587
EQT Corp.	13,755	736,993
Expand Energy Corp.	7,295	753,647
Texas Pacific Land Corp.	750	707,535
		6,214,156
Oil & Gas Refining & Marketing-0.48%
Marathon Petroleum Corp.	3,875	755,276
Phillips 66 Co.	5,356	729,166
Valero Energy Corp.	4,441	753,016
		2,237,458
Oil & Gas Storage & Transportation-0.58%
Kinder Morgan, Inc.	25,708	673,292
ONEOK, Inc.	9,595	642,865
Targa Resources Corp.	4,308	663,604
Williams Cos., Inc. (The)	11,980	693,283
		2,673,044
Other Specialized REITs-0.30%
Iron Mountain, Inc.	7,225	743,814
VICI Properties, Inc.	21,239	636,957
		1,380,771
Other Specialty Retail-0.29%
Tractor Supply Co.(b)	12,041	651,539
Ulta Beauty, Inc.(c)	1,365	709,636
		1,361,175
Packaged Foods & Meats-1.72%
Campbell’s Co. (The)(b)	21,019	633,303
Conagra Brands, Inc.	36,356	624,960
General Mills, Inc.	14,075	656,036
Hershey Co. (The)	3,792	643,237
Hormel Foods Corp.	28,190	608,622
J.M. Smucker Co. (The)	6,396	662,306
Kellanova	8,906	739,732
Kraft Heinz Co. (The)	26,411	653,144
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco S&P 500 Equal Weight Income Advantage ETF (RSPA)—(continued)
October 31, 2025
	Shares	Value
Packaged Foods & Meats-(continued)
Lamb Weston Holdings, Inc.	12,600	$777,798
McCormick & Co., Inc.	10,264	658,538
Mondelez International, Inc., Class A	11,303	649,470
Tyson Foods, Inc., Class A	12,701	652,958
		7,960,104
Paper & Plastic Packaging Products & Materials-0.70%
Amcor PLC	85,523	675,632
Avery Dennison Corp.	4,273	747,305
International Paper Co.	15,147	585,280
Packaging Corp. of America	3,302	646,400
Smurfit WestRock PLC	15,547	573,995
		3,228,612
Passenger Airlines-0.42%
Delta Air Lines, Inc.	11,466	657,919
Southwest Airlines Co.(b)	22,625	685,537
United Airlines Holdings, Inc.(c)	6,546	615,586
		1,959,042
Passenger Ground Transportation-0.16%
Uber Technologies, Inc.(c)	7,471	720,952
Personal Care Products-0.29%
Estee Lauder Cos., Inc. (The), Class A	8,049	778,258
Kenvue, Inc.	38,110	547,641
		1,325,899
Pharmaceuticals-1.09%
Bristol-Myers Squibb Co.	14,927	687,687
Eli Lilly and Co.	933	805,048
Johnson & Johnson	4,005	756,424
Merck & Co., Inc.	8,376	720,169
Pfizer, Inc.	28,649	706,198
Viatris, Inc.	68,736	712,105
Zoetis, Inc.	4,710	678,664
		5,066,295
Property & Casualty Insurance-1.76%
Allstate Corp. (The)	3,519	673,959
American International Group, Inc.	9,024	712,535
Arch Capital Group Ltd.	7,768	670,456
Assurant, Inc.	3,361	711,591
Chubb Ltd.	2,535	702,043
Cincinnati Financial Corp.	4,622	714,515
Erie Indemnity Co., Class A(b)	2,133	624,201
Hartford Insurance Group, Inc. (The)	5,364	666,102
Loews Corp.	7,322	728,978
Progressive Corp. (The)	2,855	588,130
Travelers Cos., Inc. (The)	2,584	694,114
W.R. Berkley Corp.	9,755	695,922
		8,182,546
Publishing-0.14%
News Corp., Class A	18,476	489,614
News Corp., Class B	5,458	166,305
		655,919
Rail Transportation-0.48%
CSX Corp.	21,960	790,999
Norfolk Southern Corp.	2,584	732,254
Union Pacific Corp.	3,273	721,271
		2,244,524
	Shares	Value
Real Estate Services-0.26%
CBRE Group, Inc., Class A(c)	4,330	$660,022
CoStar Group, Inc.(c)	8,157	561,283
		1,221,305
Regional Banks-0.71%
Citizens Financial Group, Inc.	13,585	691,069
Huntington Bancshares, Inc.	39,856	615,377
M&T Bank Corp.	3,553	653,290
Regions Financial Corp.	26,032	629,974
Truist Financial Corp.	15,600	696,228
		3,285,938
Reinsurance-0.14%
Everest Group Ltd.	2,068	650,427
Research & Consulting Services-0.58%
Equifax, Inc.	2,866	605,013
Jacobs Solutions, Inc.	4,863	757,704
Leidos Holdings, Inc.	3,900	742,833
Verisk Analytics, Inc.	2,677	585,620
		2,691,170
Restaurants-0.98%
Chipotle Mexican Grill, Inc.(c)	18,183	576,219
Darden Restaurants, Inc.	3,328	599,539
Domino’s Pizza, Inc.	1,563	622,793
DoorDash, Inc., Class A(c)	2,734	695,448
McDonald’s Corp.	2,301	686,687
Starbucks Corp.	8,491	686,667
Yum! Brands, Inc.	4,818	665,896
		4,533,249
Retail REITs-0.73%
Federal Realty Investment Trust	7,007	674,003
Kimco Realty Corp.	31,566	652,154
Realty Income Corp.	11,841	686,541
Regency Centers Corp.	9,763	673,159
Simon Property Group, Inc.	3,926	690,034
		3,375,891
Self-Storage REITs-0.29%
Extra Space Storage, Inc.	4,853	648,070
Public Storage	2,438	679,129
		1,327,199
Semiconductor Materials & Equipment-0.87%
Applied Materials, Inc.	4,308	1,004,195
KLA Corp.	754	911,390
Lam Research Corp.	6,556	1,032,308
Teradyne, Inc.	5,974	1,085,834
		4,033,727
Semiconductors-2.49%
Advanced Micro Devices, Inc.(c)	4,411	1,129,745
Analog Devices, Inc.	2,846	666,334
Broadcom, Inc.	1,906	704,515
First Solar, Inc.(c)	3,452	921,477
Intel Corp.(c)	28,416	1,136,356
Microchip Technology, Inc.	10,873	678,693
Micron Technology, Inc.	5,027	1,124,892
Monolithic Power Systems, Inc.	825	829,125
NVIDIA Corp.	3,969	803,683
NXP Semiconductors N.V. (Netherlands)	3,210	671,275
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco S&P 500 Equal Weight Income Advantage ETF (RSPA)—(continued)
October 31, 2025
	Shares	Value
Semiconductors-(continued)
ON Semiconductor Corp.(c)	14,623	$732,320
QUALCOMM, Inc.	4,428	801,025
Skyworks Solutions, Inc.	9,562	743,158
Texas Instruments, Inc.	3,825	617,584
		11,560,182
Single-Family Residential REITs-0.14%
Invitation Homes, Inc.	23,456	660,286
Soft Drinks & Non-alcoholic Beverages-0.62%
Coca-Cola Co. (The)	10,378	715,044
Keurig Dr Pepper, Inc.	25,650	696,654
Monster Beverage Corp.(c)	11,204	748,764
PepsiCo, Inc.	4,935	720,954
		2,881,416
Specialty Chemicals-1.18%
Albemarle Corp.	9,599	942,910
DuPont de Nemours, Inc.	9,247	755,018
Eastman Chemical Co.	10,820	644,006
Ecolab, Inc.	2,616	670,742
International Flavors & Fragrances, Inc.(c)	10,918	687,506
PPG Industries, Inc.	6,472	632,638
Sherwin-Williams Co. (The)	1,969	679,187
Solstice Advanced Materials, Inc.(c)	10,200	459,714
		5,471,721
Steel-0.34%
Nucor Corp.	4,963	744,698
Steel Dynamics, Inc.	5,302	831,354
		1,576,052
Systems Software-1.09%
CrowdStrike Holdings, Inc., Class A(c)	1,656	899,225
Fortinet, Inc.(c)	8,856	765,424
Gen Digital, Inc.	24,066	634,380
Microsoft Corp.	1,408	729,076
Oracle Corp.	2,144	563,036
Palo Alto Networks, Inc.(c)	3,568	785,816
ServiceNow, Inc.(c)	762	700,491
		5,077,448
Technology Distributors-0.14%
CDW Corp.	4,122	656,923
Technology Hardware, Storage & Peripherals-1.44%
Apple, Inc.	3,105	839,499
Dell Technologies, Inc., Class C	5,656	916,329
Hewlett Packard Enterprise Co.	28,802	703,345
HP, Inc.	24,812	686,548
NetApp, Inc.	5,699	671,228
Seagate Technology Holdings PLC	3,646	932,938
Super Micro Computer, Inc.(c)	16,029	832,867
Western Digital Corp.	7,409	1,112,906
		6,695,660
Telecom Tower REITs-0.44%
American Tower Corp.	3,632	650,055
Crown Castle, Inc.	7,485	675,297
SBA Communications Corp., Class A	3,635	696,030
		2,021,382
Timber REITs-0.14%
Weyerhaeuser Co.	28,044	645,012
	Shares	Value
Tobacco-0.26%
Altria Group, Inc.	10,626	$599,094
Philip Morris International, Inc.	4,257	614,413
		1,213,507
Trading Companies & Distributors-0.42%
Fastenal Co.	14,673	603,794
United Rentals, Inc.	744	648,158
W.W. Grainger, Inc.	707	692,153
		1,944,105
Transaction & Payment Processing Services-1.24%
Block, Inc., Class A(c)	9,546	724,923
Corpay, Inc.(c)	2,310	601,409
Fidelity National Information Services, Inc.	10,607	663,150
Fiserv, Inc.(c)	5,326	355,191
Global Payments, Inc.	8,274	643,386
Jack Henry & Associates, Inc.	4,424	658,911
Mastercard, Inc., Class A	1,215	670,668
PayPal Holdings, Inc.(c)	10,724	742,851
Visa, Inc., Class A	2,080	708,739
		5,769,228
Water Utilities-0.14%
American Water Works Co., Inc.	5,083	652,810
Wireless Telecommunication Services-0.13%
T-Mobile US, Inc.	2,929	615,236
Total Common Stocks & Other Equity Interests (Cost $331,378,031)		353,406,967
	Principal Amount
Equity Linked Notes-5.10%
Diversified Banks-3.84%
BNP Paribas S.A. (Invesco S&P 500 Equal Weight ETF), 176.40%, 11/14/2025(e)	$1,833,000	1,876,899
BNP Paribas S.A. (Invesco S&P 500 Equal Weight ETF), 153.79%, 11/17/2025(e)	1,326,000	1,379,224
Goldman Sachs International (Invesco S&P 500 Equal Weight ETF), 120.20%, 12/01/2025(e)	908,000	898,260
J.P. Morgan Structured Products B.V. (Invesco S&P 500 Equal Weight ETF), 145.79%, 11/14/2025(e)	1,378,000	1,410,069
Mizuho Financial Group, Inc. (Invesco S&P 500 Equal Weight ETF), 127.10%, 11/25/2025(e)	1,634,000	1,592,673
Mizuho Financial Group, Inc. (Invesco S&P 500 Equal Weight ETF), 146.30%, 12/04/2025(e)	1,119,000	1,123,846
Royal Bank of Canada (Invesco S&P 500 Equal Weight ETF), 122.70%, 11/26/2025(e)	1,476,000	1,421,933
Societe Generale (Invesco S&P 500 Equal Weight ETF), 190.60%, 11/12/2025(e)	1,158,000	1,195,190
Societe Generale (Invesco S&P 500 Equal Weight ETF), 145.18%, 11/13/2025(e)	1,372,000	1,407,753
Societe Generale (Invesco S&P 500 Equal Weight ETF), 146.02%, 11/20/2025(e)	1,191,000	1,183,934
Societe Generale S.A. (Invesco S&P 500 Equal Weight ETF), 206.25%, 11/10/2025(e)	1,158,000	1,194,054
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco S&P 500 Equal Weight Income Advantage ETF (RSPA)—(continued)
October 31, 2025
	Principal Amount	Value
Diversified Banks-(continued)
Societe Generale S.A. (Invesco S&P 500 Equal Weight ETF), 130.78%, 12/02/2025(e)	$1,287,000	$1,287,000
Toronto-Dominion Bank (The) (Invesco S&P 500 Equal Weight ETF), 131.00%, 11/19/2025(e)	968,000	971,838
Wells Fargo Bank N.A. (Invesco S&P 500 Equal Weight ETF), 163.18%, 11/18/2025(e)	833,000	875,548
		17,818,221
Investment Banking & Brokerage-1.26%
Goldman Sachs International (Invesco S&P 500 Equal Weight ETF), 129.49%, 11/28/2025(e)	856,000	847,716
Morgan Stanley (Invesco S&P 500 Equal Weight ETF), 239.80%, 11/06/2025(e)	1,408,000	1,429,755
Morgan Stanley (Invesco S&P 500 Equal Weight ETF), 234.50%, 11/07/2025(e)	1,408,000	1,429,938
Morgan Stanley (Invesco S&P 500 Equal Weight ETF), 150.25%, 11/24/2025(e)	876,000	878,083
Morgan Stanley Finance LLC (Invesco S&P 500 Equal Weight ETF), 155.75%, 11/21/2025(e)	1,236,000	1,252,075
		5,837,567
Total Equity Linked Notes (Cost $23,425,000)		23,655,788
	Shares	Value
Money Market Funds-18.43%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 4.03%(d)(f) (Cost $85,547,006)	85,547,006	$85,547,006
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.69% (Cost $440,350,037)		462,609,761
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-1.62%
Invesco Private Government Fund, 4.13%(d)(f)(g)	1,948,347	1,948,347
Invesco Private Prime Fund, 4.30%(d)(f)(g)	5,574,391	5,576,063
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $7,524,540)		7,524,410
TOTAL INVESTMENTS IN SECURITIES-101.31% (Cost $447,874,577)		470,134,171
OTHER ASSETS LESS LIABILITIES-(1.31)%		(6,091,242)
NET ASSETS-100.00%		$464,042,929

Investment Abbreviations:
ETF	-Exchange-Traded Fund
REIT	-Real Estate Investment Trust

Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at October 31, 2025.
(c)	Non-income producing security.
(d)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2025.

	Value October 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2025	Dividend Income
Invesco Ltd.	$439,777	$545,710	$(504,556)	$170,376	$101,452	$752,759	$25,313
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	50,749,067	30,838,256	(81,587,323)	-	-	-	899,892
Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	168,387,685	(82,840,679)	-	-	85,547,006	1,835,705
Invesco S&P 500 Equal Weight ETF	-	38,107,788	(37,909,869)	-	(197,919)	-	94,643
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco S&P 500 Equal Weight Income Advantage ETF (RSPA)—(continued)
October 31, 2025
	Value October 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2025	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$1,891,489	$65,658,784	$(65,601,926)	$-	$-	$1,948,347	$199,528 *
Invesco Private Prime Fund	4,915,419	141,043,844	(140,383,770)	53	517	5,576,063	528,605 *
Total	$57,995,752	$444,582,067	$(408,828,123)	$170,429	$(95,950)	$93,824,175	$3,583,686

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at
October 31, 2025 was $23,655,788, which represented 5.10% of the Fund’s Net Assets.

(f)	The rate shown is the 7-day SEC standardized yield as of October 31, 2025.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2P.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Short Duration Total Return Bond ETF (GTOS)
October 31, 2025
Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-58.32%
Advertising-0.62%
Lamar Media Corp., 4.88%, 01/15/2029	$514,000	$509,886
Aerospace & Defense-0.39%
Boeing Co. (The)
6.26% 05/01/2027	9,000	9,251
6.30% 05/01/2029	10,000	10,612
L3Harris Technologies, Inc., 5.40%, 01/15/2027	12,000	12,180
Lockheed Martin Corp., 4.15%, 08/15/2028	12,000	12,065
RTX Corp.
5.00% 02/27/2026	9,000	9,015
5.75% 11/08/2026	18,000	18,294
TransDigm, Inc.
6.75% 08/15/2028(b)	12,000	12,252
6.38% 03/01/2029(b)	229,000	235,512
		319,181
Agricultural & Farm Machinery-0.68%
AGCO Corp., 5.45%, 03/21/2027	2,000	2,028
CNH Industrial Capital LLC
4.75% 03/21/2028	8,000	8,103
4.50% 10/16/2030	251,000	250,731
Deere Funding Canada Corp., 4.15%, 10/09/2030	276,000	275,464
John Deere Capital Corp., 4.38%, 10/15/2030	29,000	29,265
		565,591
Agricultural Products & Services-0.41%
Cargill, Inc., 4.13%, 10/23/2030(b)	344,000	342,306
Apparel Retail-0.23%
Gap, Inc. (The), 3.63%, 10/01/2029(b)	204,000	192,171
Apparel, Accessories & Luxury Goods-0.02%
Gildan Activewear, Inc. (Canada), 4.70%, 10/07/2030(b)	17,000	16,931
Application Software-0.31%
Intuit, Inc.
5.25% 09/15/2026	9,000	9,093
5.13% 09/15/2028	24,000	24,767
Roper Technologies, Inc.
4.25% 09/15/2028	4,000	4,013
4.50% 10/15/2029	12,000	12,108
4.45% 09/15/2030	3,350	3,363
SS&C Technologies, Inc., 5.50%, 09/30/2027(b)	194,000	194,238
Synopsys, Inc., 4.85%, 04/01/2030	11,000	11,198
		258,780
Asset Management & Custody Banks-0.12%
Ares Strategic Income Fund, 4.85%, 01/15/2029(b)	60,000	59,127
	Principal Amount	Value
Asset Management & Custody Banks-(continued)
Bank of New York Mellon Corp. (The)
4.44% 06/09/2028(c)	$10,000	$10,066
4.86% (SOFR + 0.68%), 06/09/2028(d)	20,000	20,012
4.98% 03/14/2030(c)	4,000	4,110
Golub Capital Private Credit Fund, 5.45%, 08/15/2028(b)(e)	4,000	4,026
		97,341
Automobile Manufacturers-2.25%
Allison Transmission, Inc., 4.75%, 10/01/2027(b)	31,000	30,919
Daimler Truck Finance North America LLC (Germany), 4.95%, 01/13/2028(b)	35,000	35,461
Ford Motor Credit Co. LLC
7.13% (SOFR + 2.95%), 03/06/2026(d)	800,000	804,921
5.85% 05/17/2027	197,000	199,863
Honda Motor Co. Ltd. (Japan)
4.44% 07/08/2028	50,000	50,347
4.69% 07/08/2030	594,000	600,086
Hyundai Capital America
5.50% 03/30/2026(b)	9,000	9,039
5.65% 06/26/2026(b)	11,000	11,094
5.30% 03/19/2027(b)	9,000	9,124
4.88% 06/23/2027(b)	31,000	31,290
5.00% 01/07/2028(b)	20,000	20,286
4.25% 09/18/2028(b)	11,000	10,978
5.30% 01/08/2030(b)	8,000	8,246
4.50% 09/18/2030(b)(e)	23,000	22,959
Toyota Motor Credit Corp.
4.55% 08/07/2026	8,000	8,034
4.55% 08/09/2029	8,000	8,131
		1,860,778
Automotive Parts & Equipment-0.10%
BMW US Capital LLC (Germany)
4.15% 08/11/2027(b)(e)	19,000	19,046
5.00% (SOFR + 0.71%), 08/11/2027(b)(d)	48,000	48,178
Phinia, Inc., 6.75%, 04/15/2029(b)	13,000	13,427
		80,651
Automotive Retail-0.11%
Asbury Automotive Group, Inc., 4.50%, 03/01/2028	31,000	30,768
Group 1 Automotive, Inc., 4.00%, 08/15/2028(b)	12,000	11,651
Lithia Motors, Inc., 5.50%, 10/01/2030(b)	40,000	40,099
O’Reilly Automotive, Inc., 5.75%, 11/20/2026	9,000	9,147
		91,665
Biotechnology-0.02%
AbbVie, Inc.
4.80% 03/15/2027	11,000	11,115
4.80% 03/15/2029	8,000	8,187
		19,302
Building Products-0.43%
CRH America Finance, Inc., 4.40%, 02/09/2031	360,000	359,716
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Short Duration Total Return Bond ETF (GTOS)—(continued)
October 31, 2025
	Principal Amount	Value
Cable & Satellite-0.10%
CCO Holdings LLC/CCO Holdings Capital Corp., 5.50%, 05/01/2026(b)	$80,000	$79,954
Cargo Ground Transportation-0.48%
Penske Truck Leasing Co. L.P./PTL Finance Corp.
5.75% 05/24/2026(b)	12,000	12,081
5.35% 01/12/2027(b)	3,000	3,034
4.40% 07/01/2027(b)	13,000	13,034
6.05% 08/01/2028(b)	8,000	8,349
Ryder System, Inc.
5.30% 03/15/2027	9,000	9,128
4.90% 12/01/2029	7,000	7,172
4.30% 12/01/2030	350,000	348,186
		400,984
Commercial & Residential Mortgage Finance-0.30%
CrossCountry Intermediate HoldCo LLC, 6.50%, 10/01/2030(b)	47,000	47,492
Nationwide Building Society (United Kingdom), 4.35%, 09/30/2030(b)	200,000	199,301
Rocket Cos., Inc., 6.13%, 08/01/2030(b)	4,000	4,129
		250,922
Computer & Electronics Retail-0.15%
Dell International LLC/EMC Corp., 4.15%, 02/15/2029	125,000	124,844
Construction Machinery & Heavy Transportation Equipment-0.03%
Cummins, Inc., 4.25%, 05/09/2028	10,000	10,072
Westinghouse Air Brake Technologies Corp., 4.90%, 05/29/2030	16,000	16,371
		26,443
Construction Materials-0.03%
JH North America Holdings, Inc., 5.88%, 01/31/2031(b)	25,000	25,514
Consumer Finance-0.41%
American Express Co.
5.65% 04/23/2027(c)	12,000	12,081
4.73% 04/25/2029(c)	30,000	30,460
5.31% (SOFR + 1.26%), 04/25/2029(d)	25,000	25,317
4.35% 07/20/2029(c)	18,000	18,112
4.88% (SOFR + 0.81%), 07/20/2029(d)	27,000	27,044
Capital One Financial Corp., 7.15%, 10/29/2027(c)	8,000	8,219
General Motors Financial Co., Inc.
5.40% 04/06/2026	14,000	14,063
4.20% 10/27/2028(e)	183,000	182,590
OneMain Finance Corp., 6.50%, 03/15/2033	17,500	17,478
Synchrony Financial, 5.02%, 07/29/2029(c)	2,000	2,016
		337,380
Distributors-0.23%
Genuine Parts Co., 6.50%, 11/01/2028	179,000	188,651
Diversified Banks-9.25%
ASB Bank Ltd. (New Zealand), 4.16%, 10/29/2030(b)	700,000	697,761
Banco Santander S.A. (Spain), 4.55%, 11/06/2030	400,000	400,441
	Principal Amount	Value
Diversified Banks-(continued)
Bank of America Corp.
4.62% 05/09/2029(c)	$10,000	$10,123
5.40% (SOFR + 1.11%), 05/09/2029(d)	30,000	30,230
5.82% 09/15/2029(c)	279,000	291,234
Series RR, 4.38% (c)(f)	296,000	291,561
Bank of America N.A., 5.53%, 08/18/2026	68,000	68,755
Barclays PLC (United Kingdom), 7.33%, 11/02/2026(c)	200,000	200,000
Citigroup, Inc.
4.64% 05/07/2028(c)	39,000	39,259
5.43% (SOFR + 1.14%), 05/07/2028(d)	20,000	20,134
4.79% 03/04/2029(c)	40,000	40,526
4.54% 09/19/2030(c)	15,000	15,101
5.75% (SOFR + 1.46%), 05/07/2031(d)	22,000	22,363
5.33% (SOFR + 1.17%), 09/11/2031(d)	52,000	52,288
Cooperatieve Rabobank U.A. (Netherlands), 3.96%, 10/17/2028	250,000	250,119
Fifth Third Bancorp, 6.34%, 07/27/2029(c)	4,000	4,206
Goldman Sachs Bank USA, 5.28%, 03/18/2027(c)	40,000	40,151
HSBC Holdings PLC (United Kingdom), 4.62%, 11/06/2031(c)	216,000	216,383
JPMorgan Chase & Co.
6.07% 10/22/2027(c)	13,000	13,234
5.04% 01/23/2028(c)	9,000	9,095
5.57% 04/22/2028(c)	10,000	10,205
4.98% 07/22/2028(c)	207,000	210,022
4.51% 10/22/2028(c)	19,000	19,152
6.09% 10/23/2029(c)	9,000	9,487
4.26% 10/22/2031(c)	250,000	249,183
Series CC, 6.70% (3 mo. Term SOFR + 2.84%)(d)(e)(f)	60,000	60,313
Series II, 6.73% (3 mo. Term SOFR + 2.75%)(d)(f)	200,000	200,816
Lloyds Banking Group PLC (United Kingdom), 4.43%, 11/04/2031(c)	212,000	211,692
Manufacturers & Traders Trust Co., 4.65%, 01/27/2026	100,000	100,074
NatWest Group PLC (United Kingdom), 7.47%, 11/10/2026(c)	200,000	200,114
PNC Financial Services Group, Inc. (The)
6.62% 10/20/2027(c)	9,000	9,204
Series U, 6.00% (c)(f)	100,000	100,935
Royal Bank of Canada (Canada)
4.00% 11/03/2028(c)	700,000	698,438
4.31% 11/03/2031(c)	700,000	696,344
Santander UK Group Holdings PLC (United Kingdom), 4.32%, 09/22/2029(c)	200,000	199,640
Toronto-Dominion Bank (The) (Canada)
4.11% 10/13/2028	500,000	499,752
4.81% 06/03/2030	131,000	133,637
Truist Bank, 4.14%, 10/23/2029(c)	1,000,000	996,198
U.S. Bancorp, 6.79%, 10/26/2027(c)	210,000	215,225
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Short Duration Total Return Bond ETF (GTOS)—(continued)
October 31, 2025
	Principal Amount	Value
Diversified Banks-(continued)
Wells Fargo & Co.
5.71% 04/22/2028(c)	$9,000	$9,198
4.97% 04/23/2029(c)	20,000	20,367
5.42% (SOFR + 1.37%), 04/23/2029(d)(e)	12,000	12,169
5.57% 07/25/2029(c)	12,000	12,422
6.30% 10/23/2029(c)	12,000	12,696
7.63% (c)(f)	12,000	12,826
Wells Fargo Bank N.A., 5.45%, 08/07/2026	28,000	28,279
Westpac Banking Corp. (Australia), 4.92% (SOFR + 0.82%), 07/01/2030(d)	13,000	13,131
		7,654,483
Diversified Capital Markets-0.60%
UBS Group AG (Switzerland)
4.15% 12/23/2029(b)(c)	200,000	199,583
4.95% (SOFR + 0.84%), 12/23/2029(b)(d)	300,000	299,830
		499,413
Diversified Financial Services-1.46%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
6.10% 01/15/2027	150,000	153,081
4.38% 11/15/2030	154,000	153,244
Blackstone Reg Finance Co. L.L.C., 4.30%, 11/03/2030	164,000	163,512
Eagle Funding LuxCo S.a.r.l. (Mexico), 5.50%, 08/17/2030(b)	700,000	712,005
LPL Holdings, Inc.
5.70% 05/20/2027	9,000	9,173
6.75% 11/17/2028	8,000	8,535
Macquarie Airfinance Holdings Ltd. (United Kingdom), 5.15%, 03/17/2030(b)	10,000	10,123
		1,209,673
Diversified Metals & Mining-0.06%
BHP Billiton Finance (USA) Ltd. (Australia), 5.25%, 09/08/2026	20,000	20,198
Glencore Funding LLC (Australia)
4.91% 04/01/2028(b)	4,000	4,067
5.37% 04/04/2029(b)	10,000	10,315
Rio Tinto Finance (USA) PLC (Australia)
4.38% 03/12/2027	12,000	12,079
4.50% 03/14/2028	6,000	6,070
		52,729
Diversified REITs-0.73%
VICI Properties L.P., 4.75%, 02/15/2028	600,000	605,351
Diversified Support Services-0.08%
Element Fleet Management Corp. (Canada), 5.04%, 03/25/2030(b)	49,000	50,069
RB Global Holdings, Inc. (Canada), 6.75%, 03/15/2028(b)	12,000	12,268
		62,337
Electric Utilities-3.29%
Alabama Power Co., Series C, 4.30%, 03/15/2031	41,500	41,541
American Electric Power Co., Inc., Series C, 5.80%, 03/15/2056(c)	172,000	172,469
	Principal Amount	Value
Electric Utilities-(continued)
Duke Energy Corp.
5.00% 12/08/2025	$42,000	$42,025
4.85% 01/05/2027	11,000	11,100
4.85% 01/05/2029	4,000	4,077
Exelon Corp.
5.15% 03/15/2029	8,000	8,231
5.13% 03/15/2031	11,000	11,380
FirstEnergy Transmission LLC, 4.55%, 01/15/2030	642,000	646,431
Georgia Power Co., 4.00%, 10/01/2028	87,000	86,958
Jersey Central Power & Light Co., 4.15%, 01/15/2029(b)	47,000	46,966
National Rural Utilities Cooperative Finance Corp.
5.60% 11/13/2026	10,000	10,153
4.82% (SOFR + 0.80%), 02/05/2027(d)	45,000	45,258
4.12% 09/16/2027	18,000	18,064
4.85% 02/07/2029	9,000	9,208
Series D, 4.15% 08/25/2028	40,000	40,094
NextEra Energy Capital Holdings, Inc.
4.95% 01/29/2026	26,000	26,042
4.69% 09/01/2027	194,000	196,148
Niagara Mohawk Power Corp., 4.65%, 10/03/2030(b)	46,000	46,386
NRG Energy, Inc., 4.73%, 10/15/2030(b)	87,000	86,832
Oncor Electric Delivery Co. LLC, 4.65%, 11/01/2029	187,000	190,279
PacifiCorp, 5.10%, 02/15/2029	8,000	8,216
Sierra Pacific Power Co., 6.20%, 12/15/2055(c)	9,400	9,398
Vistra Operations Co. LLC
5.05% 12/30/2026(b)	508,000	511,807
5.63% 02/15/2027(b)	25,000	25,024
4.30% 10/15/2028(b)	160,000	159,497
4.60% 10/15/2030(b)	71,000	70,587
Wisconsin Electric Power Co., 4.15%, 10/15/2030	170,000	169,452
Wisconsin Public Service Corp., 5.35%, 11/10/2025	30,000	30,001
Xcel Energy, Inc., 4.75%, 03/21/2028	3,000	3,040
		2,726,664
Electrical Components & Equipment-1.24%
EnerSys, 4.38%, 12/15/2027(b)	5,000	4,941
Regal Rexnord Corp., 6.05%, 02/15/2026	547,000	548,646
Vertiv Group Corp., 4.13%, 11/15/2028(b)	481,000	474,321
		1,027,908
Electronic Components-3.99%
Amphenol Corp.
3.80% 11/15/2027	1,313,000	1,309,285
4.55% (SOFR + 0.53%), 11/15/2027(d)	1,000,000	1,002,195
3.90% 11/15/2028	656,000	653,091
4.13% 11/15/2030	340,000	337,382
		3,301,953
Electronic Equipment & Instruments-0.23%
Keysight Technologies, Inc., 5.35%, 07/30/2030	182,000	189,194
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Short Duration Total Return Bond ETF (GTOS)—(continued)
October 31, 2025
	Principal Amount	Value
Environmental & Facilities Services-0.06%
Veralto Corp.
5.50% 09/18/2026	$36,000	$36,399
5.35% 09/18/2028	9,000	9,304
		45,703
Food Distributors-0.67%
Bunge Ltd. Finance Corp., 4.55%, 08/04/2030	548,000	552,548
Gold-0.28%
Fortitude Global Funding, 4.63%, 10/06/2028(b)	229,000	229,372
Health Care Distributors-0.06%
Cardinal Health, Inc., 4.50%, 09/15/2030(e)	2,600	2,615
McKesson Corp., 4.65%, 05/30/2030	44,000	44,721
		47,336
Health Care Equipment-0.31%
GE HealthCare Technologies, Inc., 4.80%, 01/15/2031	189,000	192,642
Smith & Nephew PLC (United Kingdom), 5.15%, 03/20/2027	7,000	7,086
Stryker Corp.
4.55% 02/10/2027	24,000	24,158
4.70% 02/10/2028	31,000	31,434
		255,320
Health Care REITs-0.01%
Omega Healthcare Investors, Inc., 5.20%, 07/01/2030	12,000	12,180
Health Care Services-1.18%
Cigna Group (The), 4.50%, 09/15/2030	23,400	23,496
CommonSpirit Health, 4.35%, 09/01/2030	120,000	119,754
CVS Health Corp., 7.00%, 03/10/2055(c)	57,000	59,977
HCA, Inc.
5.00% 03/01/2028	616,000	627,537
4.30% 11/15/2030	146,000	145,322
		976,086
Health Care Supplies-0.04%
Solventum Corp.
5.45% 02/25/2027	11,000	11,167
5.40% 03/01/2029	19,000	19,656
		30,823
Home Improvement Retail-0.38%
Home Depot, Inc. (The)
3.75% 09/15/2028	75,000	74,820
3.95% 09/15/2030(e)	31,000	30,850
Lowe`s Cos., Inc.
3.95% 10/15/2027	100,000	99,858
4.00% 10/15/2028	105,000	104,792
		310,320
Hotels, Resorts & Cruise Lines-1.55%
Carnival Corp.
5.13% 05/01/2029(b)	338,000	342,390
5.75% 03/15/2030(b)(e)	22,000	22,674
Hilton Domestic Operating Co., Inc.
5.75% 05/01/2028(b)	16,000	16,028
5.88% 04/01/2029(b)	15,000	15,321
3.75% 05/01/2029(b)	200,000	193,591
	Principal Amount	Value
Hotels, Resorts & Cruise Lines-(continued)
Marriott International, Inc.
4.20% 07/15/2027	$18,000	$18,060
4.88% 05/15/2029	4,000	4,083
4.80% 03/15/2030	8,000	8,162
Royal Caribbean Cruises Ltd., 5.50%, 04/01/2028(b)	651,000	662,277
		1,282,586
Housewares & Specialties-0.01%
Newell Brands, Inc., 6.38%, 05/15/2030(e)	5,000	4,762
Independent Power Producers & Energy Traders-1.24%
Clearway Energy Operating LLC, 4.75%, 03/15/2028(b)	11,000	10,945
VoltaGrid LLC, 7.38%, 11/01/2030(b)	1,000,000	1,017,677
		1,028,622
Industrial Machinery & Supplies & Components-1.10%
ESAB Corp., 6.25%, 04/15/2029(b)	514,000	526,652
Ingersoll Rand, Inc., 5.20%, 06/15/2027	188,000	190,862
Nordson Corp., 5.60%, 09/15/2028	187,000	193,897
		911,411
Industrial REITs-0.06%
LXP Industrial Trust, 6.75%, 11/15/2028	44,000	46,790
Insurance Brokers-0.01%
Arthur J. Gallagher & Co., 4.60%, 12/15/2027	11,000	11,107
Integrated Oil & Gas-0.01%
Occidental Petroleum Corp.
5.00% 08/01/2027	9,000	9,135
5.20% 08/01/2029	3,000	3,065
		12,200
Integrated Telecommunication Services-1.37%
TELUS Corp. (Canada), 6.63%, 10/15/2055(c)	21,000	21,672
WULF Compute LLC, 7.75%, 10/15/2030(b)	1,073,000	1,115,442
		1,137,114
Interactive Home Entertainment-1.21%
Roblox Corp., 3.88%, 05/01/2030(b)	1,050,000	1,005,694
Interactive Media & Services-0.57%
Match Group Holdings II LLC, 5.00%, 12/15/2027(b)	13,000	12,964
Meta Platforms, Inc., 4.20%, 11/15/2030	340,000	339,722
WarnerMedia Holdings, Inc., 4.05%, 03/15/2029	123,000	119,528
		472,214
Internet Services & Infrastructure-0.31%
CoreWeave, Inc., 9.25%, 06/01/2030(b)	250,000	252,775
Investment Banking & Brokerage-2.77%
Charles Schwab Corp. (The), 5.88%, 08/24/2026	36,000	36,479
Goldman Sachs Group, Inc. (The)
4.94% 04/23/2028(c)	32,000	32,351
5.34% (SOFR + 1.29%), 04/23/2028(d)	33,000	33,281
4.15% 10/21/2029(c)	825,000	822,691
4.37% 10/21/2031(c)	270,400	269,295
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Short Duration Total Return Bond ETF (GTOS)—(continued)
October 31, 2025
	Principal Amount	Value
Investment Banking & Brokerage-(continued)
Morgan Stanley
5.65% 04/13/2028(c)	$9,000	$9,187
5.45% 07/20/2029(c)	8,000	8,256
Series I, 4.13% 10/18/2029(c)	700,000	698,471
Series I, 4.36% 10/22/2031(c)	382,300	381,090
		2,291,101
Leisure Facilities-0.26%
Vail Resorts, Inc., 5.63%, 07/15/2030(b)	216,000	219,196
Life & Health Insurance-0.83%
Athene Global Funding
5.62% 05/08/2026(b)	25,000	25,178
4.86% 08/27/2026(b)	28,000	28,140
5.52% 03/25/2027(b)	9,000	9,153
Constellation Global Funding, 4.85%, 10/22/2030(b)	200,000	198,809
Corebridge Global Funding
5.41% (SOFR + 1.30%), 09/25/2026(b)(d)	11,000	11,079
4.65% 08/20/2027(b)	12,000	12,121
5.90% 09/19/2028(b)	9,000	9,419
5.20% 06/24/2029(b)	8,000	8,220
Equitable America Global Funding, 3.95%, 09/15/2027(b)	27,000	26,971
F&G Global Funding, 4.65%, 09/08/2028(b)	24,000	24,086
Lincoln Financial Global Funding, 4.63%, 05/28/2028(b)	34,000	34,318
New York Life Global Funding
4.15% 07/25/2028(b)	49,000	49,204
4.71% (SOFR + 0.66%), 07/25/2028(b)(d)	49,000	49,309
Pacific Life Global Funding II
5.50% 08/28/2026(b)	22,000	22,283
4.50% 08/28/2029(b)	28,000	28,288
Protective Life Global Funding, 5.37%, 01/06/2026(b)	150,000	150,305
		686,883
Managed Health Care-0.00%
UnitedHealth Group, Inc., 4.75%, 07/15/2026	3,000	3,016
Marine Transportation-0.02%
NCL Corp. Ltd., 5.88%, 01/15/2031(b)	16,000	16,002
Metal, Glass & Plastic Containers-0.01%
Ball Corp., 6.88%, 03/15/2028	9,000	9,163
Multi-Family Residential REITs-0.05%
Camden Property Trust, 5.85%, 11/03/2026	39,000	39,660
Multi-Sector Holdings-0.07%
HPS Corporate Lending Fund, 4.90%, 09/11/2028(b)	54,000	53,622
Multi-Utilities-0.28%
Algonquin Power & Utilities Corp. (Canada), 5.37%, 06/15/2026	16,000	16,079
CenterPoint Energy, Inc., 5.95%, 04/01/2056(c)	65,000	65,471
Dominion Energy, Inc., 6.00%, 02/15/2056(c)	87,000	88,175
DTE Energy Co., 4.95%, 07/01/2027	7,000	7,087
	Principal Amount	Value
Multi-Utilities-(continued)
Sempra
6.63% 04/01/2055(c)	$29,000	$29,621
6.38% 04/01/2056(c)	23,000	23,642
		230,075
Office REITs-0.02%
Brandywine Operating Partnership L.P., 8.88%, 04/12/2029	6,000	6,522
COPT Defense Properties L.P., 4.50%, 10/15/2030	14,000	13,924
		20,446
Oil & Gas Exploration & Production-0.39%
Diamondback Energy, Inc.
5.20% 04/18/2027	8,000	8,112
5.15% 01/30/2030	22,000	22,584
EOG Resources, Inc., 4.40%, 07/15/2028	12,000	12,124
EQT Corp., 6.50%, 07/01/2027	217,000	222,166
Hilcorp Energy I L.P./Hilcorp Finance Co., 5.75%, 02/01/2029(b)	14,000	13,747
Transocean Titan Financing Ltd., 8.38%, 02/01/2028(b)	40,476	41,622
		320,355
Oil & Gas Storage & Transportation-2.17%
Cheniere Energy Partners L.P., 4.50%, 10/01/2029	600,000	600,349
Columbia Pipelines Holding Co. LLC, 6.06%, 08/15/2026(b)	5,000	5,058
Energy Transfer L.P.
6.05% 12/01/2026	226,000	229,905
6.50% 02/15/2056(c)	54,000	53,561
Series H, 6.50% (c)(f)	175,000	175,975
Enterprise Products Operating LLC, 4.30%, 06/20/2028(e)	31,000	31,230
Kinder Morgan, Inc., 5.10%, 08/01/2029	187,000	192,245
MPLX L.P., 4.80%, 02/15/2031	11,000	11,096
ONEOK, Inc.
5.85% 01/15/2026	26,000	26,049
5.55% 11/01/2026	6,000	6,073
Plains All American Pipeline L.P., Series B, 8.58% (3 mo. Term SOFR + 4.37%)(d)(f)	399,000	400,092
South Bow USA Infrastructure Holdings LLC (Canada)
4.91% 09/01/2027	20,000	20,153
5.03% 10/01/2029	12,000	12,129
Southern Co. Gas Capital Corp., Series A, 4.05%, 09/15/2028	15,000	14,978
Williams Cos., Inc. (The), 4.80%, 11/15/2029	17,000	17,318
		1,796,211
Packaged Foods & Meats-0.11%
Campbell’s Co. (The), 5.30%, 03/20/2026	8,000	8,030
Mars, Inc.
4.45% 03/01/2027(b)	35,000	35,235
4.60% 03/01/2028(b)	39,000	39,465
4.80% 03/01/2030(b)	11,000	11,239
		93,969
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Short Duration Total Return Bond ETF (GTOS)—(continued)
October 31, 2025
	Principal Amount	Value
Paper & Plastic Packaging Products & Materials-0.28%
Sealed Air Corp.
6.13% 02/01/2028(b)	$16,000	$16,227
5.00% 04/15/2029(b)	200,000	198,723
7.25% 02/15/2031(b)	19,000	19,968
		234,918
Passenger Airlines-1.89%
American Airlines Pass-Through Trust, Series B, 5.65%, 11/11/2034	307,000	310,703
Delta Air Lines, Inc.
4.95% 07/10/2028	220,000	223,070
5.25% 07/10/2030	33,000	33,741
Southwest Airlines Co., 4.38%, 11/15/2028	1,000,000	997,998
		1,565,512
Passenger Ground Transportation-0.76%
Uber Technologies, Inc.
4.50% 08/15/2029(b)	600,000	599,667
4.15% 01/15/2031	28,400	28,144
		627,811
Pharmaceuticals-0.10%
AstraZeneca Finance LLC (United Kingdom)
4.80% 02/26/2027	10,000	10,120
4.85% 02/26/2029	24,000	24,635
Johnson & Johnson, 4.70%, 03/01/2030	9,000	9,280
Novartis Capital Corp., 3.80%, 09/18/2029	9,000	8,949
Zoetis, Inc., 4.15%, 08/17/2028	33,000	33,105
		86,089
Real Estate Development-0.28%
Prologis Targeted U.S. Logistics Fund L.P., 4.25%, 01/15/2031(b)	236,000	234,383
Regional Banks-0.01%
Santander Holdings USA, Inc., 6.12%, 05/31/2027(c)	10,000	10,087
Reinsurance-0.03%
RGA Global Funding, 4.35%, 08/25/2028(b)	27,000	27,067
Research & Consulting Services-0.00%
Verisk Analytics, Inc., 4.50%, 08/15/2030	3,200	3,216
Restaurants-0.13%
McDonald’s Corp., 4.40%, 02/12/2031	18,000	18,076
Raising Cane’s Restaurants LLC, 9.38%, 05/01/2029(b)	83,000	86,891
		104,967
Retail REITs-0.17%
Realty Income Corp.
5.05% 01/13/2026	10,000	10,002
3.95% 02/01/2029	132,000	131,390
		141,392
Self-Storage REITs-0.05%
Public Storage Operating Co., 4.77% (SOFR + 0.70%), 04/16/2027(d)	37,000	37,123
	Principal Amount	Value
Semiconductors-1.83%
Broadcom, Inc.
5.05% 07/12/2027	$11,000	$11,185
4.15% 02/15/2028	18,000	18,055
4.60% 07/15/2030	39,000	39,585
4.20% 10/15/2030	53,000	52,914
Foundry JV Holdco LLC
5.90% 01/25/2030(b)	662,000	696,126
5.50% 01/25/2031(b)	482,000	500,226
SK hynix, Inc. (South Korea), 4.25%, 09/11/2028(b)	200,000	200,256
		1,518,347
Soft Drinks & Non-alcoholic Beverages-0.12%
Keurig Dr Pepper, Inc., 4.84% (SOFR + 0.58%), 11/15/2026(d)	42,000	42,007
PepsiCo, Inc.
4.10% 01/15/2029	17,000	17,092
4.30% 07/23/2030(e)	37,000	37,323
		96,422
Sovereign Debt-1.25%
Egyptian Financial Co. for Sovereign Taskeek (The) (Egypt), 6.38%, 04/07/2029(b)	200,000	202,623
Kuwait International Government Bond (Kuwait)
4.02% 10/09/2028(b)	353,000	352,413
4.14% 10/09/2030(b)	200,000	199,650
Romanian Government International Bond (Romania)
6.63% 02/17/2028(b)	228,000	237,777
5.88% 01/30/2029(b)	44,000	45,355
		1,037,818
Specialty Chemicals-0.11%
Sherwin-Williams Co. (The)
4.30% 08/15/2028	62,000	62,321
4.50% 08/15/2030	18,000	18,125
Wayfair LLC, 7.25%, 10/31/2029(b)	14,000	14,512
		94,958
Steel-0.29%
Cleveland-Cliffs, Inc., 6.88%, 11/01/2029(b)	231,000	237,403
Systems Software-0.33%
CrowdStrike Holdings, Inc., 3.00%, 02/15/2029	14,000	13,354
Oracle Corp.
5.80% 11/10/2025	93,000	93,024
4.45% 09/26/2030	164,700	163,378
		269,756
Telecom Tower REITs-0.04%
SBA Communications Corp., 3.88%, 02/15/2027	31,000	30,673
Tobacco-3.84%
Altria Group, Inc., 4.88%, 02/04/2028	190,000	193,120
B.A.T. Capital Corp. (United Kingdom), 4.70%, 04/02/2027	600,000	603,436
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Short Duration Total Return Bond ETF (GTOS)—(continued)
October 31, 2025
	Principal Amount	Value
Tobacco-(continued)
Philip Morris International, Inc.
4.38% 11/01/2027	$5,000	$5,035
5.25% 09/07/2028	188,000	193,572
3.88% 10/27/2028	946,000	941,101
4.70% (SOFR + 0.66%), 10/27/2028(d)	1,000,000	1,001,294
4.00% 10/29/2030	242,000	238,489
		3,176,047
Trading Companies & Distributors-0.19%
Air Lease Corp., Series B, 4.65%(c)(f)	4,000	3,962
Ferguson Enterprises, Inc., 4.35%, 03/15/2031	150,000	149,215
		153,177
Transaction & Payment Processing Services-0.63%
Block, Inc., 2.75%, 06/01/2026(e)	531,000	525,271
Wireless Telecommunication Services-0.23%
T-Mobile USA, Inc., 4.95%, 03/15/2028	190,000	193,635
Total U.S. Dollar Denominated Bonds & Notes (Cost $48,195,534)		48,289,430

Asset-Backed Securities-22.67%
ALA Trust
Series 2025-OANA, Class A, 5.78% (1 mo. Term SOFR + 1.74%), 06/15/2040(b)(d)	295,000	296,598
Series 2025-OANA, Class B, 5.88% (1 mo. Term SOFR + 1.84%), 06/15/2040(b)(d)	50,000	50,418
Angel Oak Mortgage Trust
Series 2024-10, Class A1, 5.35%, 10/25/2069(b)	336,280	337,987
Series 2024-2, Class A1, 5.99%, 01/25/2069(b)	36,858	37,194
Avis Budget Rental Car Funding (AESOP) LLC
Series 2022-3A, Class A, 4.62%, 02/20/2027(b)	66,667	66,695
Series 2023-2A, Class A, 5.20%, 10/20/2027(b)	100,000	100,721
Series 2023-4A, Class A, 5.49%, 06/20/2029(b)	100,000	102,822
Series 2025-3A, Class A, 4.17%, 02/20/2030(b)	100,000	99,876
Barings CLO Ltd. (Cayman Islands), Series 2021-2A, Class A1R, 4.97% (3 mo. Term SOFR + 1.07%), 07/15/2034(b)(d)	500,000	500,585
Barings Equipment Finance LLC, Series 2025-B, Class A3, 4.13%, 10/13/2032(b)	140,000	140,246
Beechwood Park CLO Ltd. (Jersey), Series 2019-1A, Class A1RR, 0.00% (3 mo. Term SOFR + 1.07%), 01/17/2035(d)(g)	300,000	300,000
BX Trust
Series 2025-VLT6, Class A, 5.48% (1 mo. Term SOFR + 1.44%), 03/15/2042(b)(d)	40,000	40,044
Series 2025-VLT6, Class B, 5.93% (1 mo. Term SOFR + 1.89%), 03/15/2042(b)(d)	15,000	15,028
Series 2025-VLT7, Class A, 5.73% (1 mo. Term SOFR + 1.70%), 07/15/2044(b)(d)	170,000	170,915
	Principal Amount	Value

Carlyle Global Market Strategies CLO Ltd. (Cayman Islands)
Series 2015-4A, Class A1R3, 4.80% (3 mo. Term SOFR + 0.92%), 07/20/2032(b)(d)	$181,166	$181,312
Series 2015-5A, Class A1R4, 0.00% (3 mo. Term SOFR + 0.88%), 01/20/2032(b)(d)(g)	1,000,000	1,000,524
Carlyle US CLO Ltd. (Cayman Islands), Series 2020-2A, Class A1R2, 4.94% (3 mo. Term SOFR + 1.08%), 01/25/2035(b)(d)	250,000	249,746
Centersquare Issuer LLC, Series 2025-3A, Class A2, 5.00%, 08/25/2055(b)	125,000	122,508
CIFC Funding Ltd. (Cayman Islands), Series 2021-7A, Class AR, 4.95% (3 mo. Term SOFR + 1.09%), 01/23/2035(b)(d)	250,000	249,995
COLT Mortgage Loan Trust
Series 2024-INV2, Class A1, 6.42%, 05/25/2069(b)	190,801	193,749
Series 2025-3, Class A1, 5.35%, 03/25/2070(b)	244,450	245,589
Series 2025-4, Class A1, 5.79%, 04/25/2070(b)	352,141	356,259
Series 2025-8, Class A1, 5.48%, 08/25/2070(b)	97,812	98,760
Compass Datacenters Issuer II LLC, Series 2025-2A, Class A1, 4.93%, 11/25/2050(b)	960,000	961,488
Cross Mortgage Trust
Series 2024-H2, Class A1, 6.09%, 04/25/2069(b)	84,792	85,631
Series 2024-H8, Class A1, 5.55%, 12/25/2069(b)(h)	88,818	89,390
DB Master Finance LLC, Series 2025-1A, Class A2I, 4.89%, 08/20/2055(b)	420,000	422,109
Domino’s Pizza Master Issuer LLC, Series 2025- 1A, Class A2I, 4.93%, 07/25/2055(b)	60,000	60,607
EFMT, Series 2025-NQM5, Class A1, 5.03%, 11/25/2070(b)(h)	420,000	419,524
Enterprise Fleet Financing LLC, Series 2025-4, Class A3, 4.11%, 12/20/2029(b)	150,000	150,159
Frontier Issuer LLC, Series 2023-1, Class A2, 6.60%, 08/20/2053(b)	25,000	25,321
GCAT Trust
Series 2024-INV1, Class 2A2, 6.50%, 01/25/2054(b)(h)	58,454	59,836
Series 2025-NQM2, Class A1, 5.60%, 04/25/2070(b)	94,124	94,961
GS Mortgage-Backed Securities Trust
Series 2025-HE1, Class A1, 5.73% (30 Day Average SOFR + 1.55%), 10/25/2055(b)(d)	313,738	314,840
Series 2025-HE2, Class A1, 5.75% (30 Day Average SOFR + 1.55%), 12/25/2065(b)(d)	966,000	965,663
Series 2025-NQM3, Class A1, 5.14%, 11/25/2065(b)	93,414	93,488
Series 2025-NQM4, Class A1, 5.01%, 10/25/2065(b)	474,730	474,482
Series 2025-NQM5, Class A1, 5.01%, 07/25/2065(b)	605,000	604,558
Harbor Park CLO Ltd. (Cayman Islands), Series 2018-1A, Class AR2, 4.83% (3 mo. Term SOFR + 0.95%), 01/20/2031(b)(d)	500,000	500,342
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Short Duration Total Return Bond ETF (GTOS)—(continued)
October 31, 2025
	Principal Amount	Value

IP Mortgage Trust, Series 2025-IP, Class A, 5.25%, 06/10/2042(b)(h)	$50,000	$50,831
J.P. Morgan Mortgage Trust
Series 2025-NQM3, Class A1, 5.50%, 11/25/2065(b)(h)	482,382	485,809
Series 2025-NQM4, Class A1, 4.95%, 03/25/2066(b)(h)	320,000	319,651
JP Morgan Mortgage Trust, Series 2024-VIS1, Class A1, 5.99%, 07/25/2064(b)(h)	196,447	198,453
Juniper Valley Park CLO Ltd. (Jersey), Series 2023-1A, Class ARR, 4.96% (3 mo. Term SOFR + 1.08%), 07/20/2036(b)(d)	430,000	429,784
MILE Trust
Series 2025-STNE, Class A, 5.53% (1 mo. Term SOFR + 1.50%), 07/15/2042(b)(d)	100,000	100,278
Series 2025-STNE, Class B, 5.73% (1 mo. Term SOFR + 1.70%), 07/15/2042(b)(d)	100,000	100,298
Series 2025-STNE, Class C, 6.13% (1 mo. Term SOFR + 2.10%), 07/15/2042(b)(d)	100,000	100,337
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2025-5C2, Class B, 5.69%, 11/15/2058	653,000	670,803
Morgan Stanley Residential Mortgage Loan Trust
Series 2025-NQM1, Class A1, 5.74%, 11/25/2069(b)(h)	87,687	88,508
Series 2025-NQM8, Class A1, 4.96%, 09/25/2070(b)(h)	485,000	485,298
Neuberger Berman Loan Advisers CLO 47 Ltd. (Cayman Islands), Series 2022-47A, Class AR, 5.20% (3 mo. Term SOFR + 1.09%), 04/16/2035(b)(d)	250,000	250,213
New Residential Mortgage Loan Trust, Series 2025-NQM2, Class A1, 0.00%, 04/25/2065(b)(g)	443,707	448,061
NextGear Floorplan Master Owner Trust, Series 2025-2A, Class A2, 4.23%, 10/15/2030(b)	110,000	110,048
OBX Trust, Series 2023-NQM1, Class A1, 6.12%, 11/25/2062(b)(h)	64,296	64,205
One Bryant Park Trust, Series 2019-OBP, Class A, 2.52%, 09/15/2054(b)	300,000	277,095
PRKCM Trust, Series 2023-AFC4, Class A1, 7.23%, 11/25/2058(b)	63,293	64,300
Provident Funding Mortgage Trust, Series 2025-4, Class A1, 6.00%, 09/25/2055(b)(h)	98,734	100,234
Qdoba Funding LLC, Series 2023-1A, Class A2, 8.50%, 09/14/2053(b)	28,928	30,139
RR 16 Ltd. (Cayman Islands), Series 2021-16A, Class A1R, 4.96% (3 mo. Term SOFR + 1.05%), 07/15/2036(b)(d)	350,000	350,174
RR 17 Ltd. (Cayman Islands), Series 2021-17A, Class A1AR, 4.97% (3 mo. Term SOFR + 1.07%), 07/15/2034(b)(d)	250,000	250,078
Sequoia Mortgage Trust, Series 2025-10, Class A1, 5.50%, 11/25/2055(b)(h)	300,000	301,242
SHRN Trust
Series 2025-MF18, Class A, 5.30% (1 mo. Term SOFR + 1.20%), 10/15/2040(b)(d)	250,000	250,325
	Principal Amount	Value

Series 2025-MF18, Class B, 5.55% (1 mo. Term SOFR + 1.45%), 10/15/2040(b)(d)	$160,000	$160,249
Series 2025-MF18, Class C, 5.80% (1 mo. Term SOFR + 1.70%), 10/15/2040(b)(d)	360,000	360,763
Sonic Capital LLC, Series 2020-1A, Class A2I, 3.85%, 01/20/2050(b)	497,875	490,962
Subway Funding LLC
Series 2024-1A, Class A2I, 6.03%, 07/30/2054(b)	36,630	37,107
Series 2024-3A, Class A2I, 5.25%, 07/30/2054(b)	24,750	24,670
Switch ABS Issuer LLC, Series 2025-2A, Class A21, 5.12%, 10/25/2055(b)	570,000	569,997
Synchrony Card Funding LLC, Series 2024-A2, Class A, 4.93%, 07/15/2030	10,000	10,163
Taco Bell Funding LLC, Series 2025-1A, Class A2I, 4.82%, 08/25/2055(b)	170,000	169,563
TierPoint Issuer LLC, Series 2025-1A, Class A2, 6.15%, 04/26/2055(b)	25,000	25,410
UBS Commercial Mortgage Trust, Series 2017- C6, Class AS, 3.93%, 12/15/2050(h)	50,000	48,142
VDCM Commercial Mortgage Trust
Series 2025-AZ, Class A, 5.06%, 07/13/2044(b)(h)	110,000	111,357
Series 2025-AZ, Class B, 5.30%, 07/13/2044(b)(h)	105,000	106,438
Series 2025-AZ, Class C, 5.84%, 07/13/2044(b)(h)	200,000	203,840
Series 2025-AZ, Class D, 6.23%, 07/13/2044(b)(h)	235,000	240,295
Verus Securitization Trust, Series 2021-R3, Class A1, 1.02%, 04/25/2064(b)(h)	51,346	49,049
WEST Trust, Series 2025-ROSE, Class A, 5.28%, 04/10/2035(b)(h)	50,000	50,834
Zayo Issuer LLC, Series 2025-2A, Class A2, 5.95%, 06/20/2055(b)	300,000	308,321
Total Asset-Backed Securities (Cost $18,742,742)		18,773,294
U.S. Treasury Securities-17.08%
U.S. Treasury Bills-10.24%(i)
3.78%, 02/24/2026	6,990,000	6,907,506
3.80%, 03/26/2026	1,060,000	1,044,354
3.61%–3.66%, 05/14/2026(j)	535,000	524,694
		8,476,554
U.S. Treasury Notes-6.84%
3.50%, 09/30/2027	3,379,700	3,373,495
3.50%, 10/15/2028	874,500	872,143
3.63%, 09/30/2030	1,423,300	1,418,185
		5,663,823
Total U.S. Treasury Securities (Cost $14,140,561)		14,140,377
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Short Duration Total Return Bond ETF (GTOS)—(continued)
October 31, 2025
	Principal Amount	Value

Agency Credit Risk Transfer Notes-0.31%
Fannie Mae Connecticut Avenue Securities
Series 2023-R02, Class 1M1, 6.48% (30 Day Average SOFR + 2.30%), 01/25/2043(b)(d)(k)	$18,104	$18,486
Series 2025-R04, Class 1A1, 5.18% (30 Day Average SOFR + 1.00%), 05/25/2045(b)(d)(k)	17,244	17,281
Freddie Mac
Series 2023-DNA1, Class M1, STACR®, 6.29% (30 Day Average SOFR + 2.10%), 03/25/2043(b)(d)(l)	26,680	27,078
Series 2025-DNA4, Class A1, STACR®, 5.09% (30 Day Average SOFR + 0.90%), 10/25/2045(b)(d)(l)	190,000	190,534
Total Agency Credit Risk Transfer Notes (Cost $252,028)		253,379
	Shares
Preferred Stocks-0.04%
Diversified Financial Services-0.04%
Apollo Global Management, Inc., Pfd., 7.63%, 09/15/2053(c) (Cost $27,500)	1,100	28,820
Money Market Funds-5.36%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 4.03%(m)(n) (Cost $4,436,367)	4,436,367	4,436,367
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-103.78% (Cost $85,794,732)		85,921,667
	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-1.11%
Invesco Private Government Fund, 4.13%(m)(n)(o)	255,436	$255,436
Invesco Private Prime Fund, 4.30%(m)(n)(o)	665,408	665,608
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $921,052)		921,044
TOTAL INVESTMENTS IN SECURITIES-104.89% (Cost $86,715,784)		86,842,711
OTHER ASSETS LESS LIABILITIES-(4.89)%		(4,045,935)
NET ASSETS-100.00%		$82,796,776

Investment Abbreviations:
Pfd.	-Preferred
REIT	-Real Estate Investment Trust
SOFR	-Secured Overnight Financing Rate
STACR®	-Structured Agency Credit Risk

Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at
October 31, 2025 was $33,606,333, which represented 40.59% of the Fund’s Net Assets.

(c)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2025.
(e)	All or a portion of this security was out on loan at October 31, 2025.
(f)	Perpetual bond with no specified maturity date.
(g)	Denotes a zero coupon security issued at a substantial discount from its value at maturity.
(h)
Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on October 31, 2025.

(i)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(j)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 2S.
(k)	CAS notes are bonds issued by Fannie Mae. The amount of periodic principal and ultimate principal paid by Fannie Mae is determined by the performance of a large and diverse reference pool.
(l)
Principal payments are determined by the delinquency and principal payment experience on the STACR® reference pool. Freddie Mac transfers credit risk from the mortgages in the reference pool to credit investors who invest in the STACR® debt notes.

(m)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2025.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Short Duration Total Return Bond ETF (GTOS)—(continued)
October 31, 2025

	Value October 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$339,476	$1,228,819	$(1,568,295)	$-	$-	$-	$4,367
Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	22,543,274	(18,106,907)	-	-	4,436,367	18,565
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	173,811	2,354,404	(2,272,779)	-	-	255,436	4,157 *
Invesco Private Prime Fund	451,470	5,057,963	(4,843,835)	23	(13)	665,608	11,148 *
Total	$964,757	$31,184,460	$(26,791,816)	$23	$(13)	$5,357,411	$38,237

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(n)	The rate shown is the 7-day SEC standardized yield as of October 31, 2025.
(o)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2P.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 2 Year Notes	231	December-2025	$48,103,945	$(88,636)	$(88,636)
U.S. Treasury Long Bonds	3	December-2025	351,938	1,808	1,808
Subtotal—Long Futures Contracts				(86,828)	(86,828)
Short Futures Contracts
Interest Rate Risk
U.S. Treasury 5 Year Notes	188	December-2025	(20,531,656)	58,755	58,755
U.S. Treasury 10 Year Notes	23	December-2025	(2,591,453)	14,498	14,498
U.S. Treasury Ultra Bonds	1	December-2025	(121,281)	(1,439)	(1,439)
Subtotal—Short Futures Contracts				71,814	71,814
Total Futures Contracts				$(15,014)	$(15,014)
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco SteelPath MLP & Energy Infrastructure ETF (PIPE)
October 31, 2025
Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-68.93%
Gas Utilities-1.97%
AltaGas Ltd. (Canada)	32,697	$960,736
Oil & Gas Equipment & Services-5.41%
Archrock, Inc.	37,765	954,321
Kodiak Gas Services, Inc.	45,587	1,681,249
		2,635,570
Oil & Gas Storage & Transportation-61.55%
Antero Midstream Corp.	93,463	1,612,237
Cheniere Energy, Inc.	11,168	2,367,616
DT Midstream, Inc.	10,343	1,132,455
Enbridge, Inc. (Canada)	51,684	2,409,508
Gibson Energy, Inc. (Canada)(b)	31,842	543,370
Hess Midstream L.P., Class A	25,762	874,620
Keyera Corp. (Canada)(b)	71,947	2,126,343
Kinder Morgan, Inc.	88,633	2,321,298
Kinetik Holdings, Inc., Class A	34,605	1,332,639
ONEOK, Inc.	34,189	2,290,663
Pembina Pipeline Corp. (Canada)	63,269	2,393,466
South Bow Corp. (Canada)	65,925	1,709,435
Targa Resources Corp.	18,760	2,889,790
TC Energy Corp. (Canada)	56,775	2,847,834
Williams Cos., Inc. (The)	54,660	3,163,174
		30,014,448
Total Common Stocks & Other Equity Interests (Cost $35,078,477)		33,610,754
Master Limited Partnerships & Related Entities-29.32%
Oil & Gas Refining & Marketing-2.89%
Sunoco L.P.	27,028	1,411,402
Oil & Gas Storage & Transportation-26.43%
Energy Transfer L.P.	140,931	2,371,869
Enterprise Products Partners L.P.	70,487	2,170,295
	Shares	Value
Oil & Gas Storage & Transportation- (continued)
Genesis Energy L.P.	126,829	$2,074,923
MPLX L.P.	43,474	2,206,740
Plains GP Holdings L.P., Class A	152,457	2,632,932
Western Midstream Partners L.P.	38,174	1,430,380
		12,887,139
Total Master Limited Partnerships & Related Entities (Cost $14,592,179)		14,298,541
Money Market Funds-1.24%
Invesco Government & Agency Portfolio, Institutional Class, 4.06%(c)(d) (Cost $606,735)	606,735	606,735
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.49% (Cost $50,277,391)		48,516,030
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-3.18%
Invesco Private Government Fund, 4.13%(c)(d)(e)	430,356	430,356
Invesco Private Prime Fund, 4.30%(c)(d)(e)	1,119,932	1,120,268
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,550,638)		1,550,624
TOTAL INVESTMENTS IN SECURITIES-102.67% (Cost $51,828,029)		50,066,654
OTHER ASSETS LESS LIABILITIES-(2.67)%		(1,301,159)
NET ASSETS-100.00%		$48,765,495

Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at October 31, 2025.
(c)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the period ended October 31, 2025.

	Value October 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$2,365,585	$(1,758,850)	$-	$-	$606,735	$11,780
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco SteelPath MLP & Energy Infrastructure ETF (PIPE)—(continued)
October 31, 2025
	Value October 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2025	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$-	$13,308,582	$(12,878,226)	$-	$-	$430,356	$12,614 *
Invesco Private Prime Fund	-	22,040,652	(20,920,067)	(14)	(303)	1,120,268	35,542 *
Total	$-	$37,714,819	$(35,557,143)	$(14)	$(303)	$2,157,359	$59,936

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of October 31, 2025.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2P.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Top QQQ ETF (QBIG)
October 31, 2025
Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-50.42%
Communication Services-12.06%
Alphabet, Inc., Class A	5,139	$1,445,035
Alphabet, Inc., Class C	4,797	1,351,890
Meta Platforms, Inc., Class A	1,916	1,242,239
Netflix, Inc.(b)	924	1,033,827
		5,072,991
Consumer Discretionary-5.47%
Amazon.com, Inc.(b)	9,421	2,300,797
Information Technology-32.89%
Apple, Inc.	13,111	3,544,821
Broadcom, Inc.	6,872	2,540,097
Microsoft Corp.	6,566	3,399,941
NVIDIA Corp.	21,466	4,346,650
		13,831,509
Total Common Stocks & Other Equity Interests (Cost $17,393,593)		21,205,297
	Shares	Value
Money Market Funds-37.48%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 4.03%(c)(d) (Cost $15,759,350)	15,759,350	$15,759,350
TOTAL INVESTMENTS IN SECURITIES-87.90% (Cost $33,152,943)		36,964,647
OTHER ASSETS LESS LIABILITIES-12.10%		5,090,673
NET ASSETS-100.00%		$42,055,320

Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the period ended October 31, 2025.

	Value October 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$20,425,166	$(20,425,166)	$-	$-	$-	$181,505
Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	18,582,048	(2,822,698)	-	-	15,759,350	370,527
Total	$-	$39,007,214	$(23,247,864)	$-	$-	$15,759,350	$552,032

(d)	The rate shown is the 7-day SEC standardized yield as of October 31, 2025.

Open Over-The-Counter Total Return Swap Agreements
Counterparty	Pay/ Receive(a)	Reference Entity	Rate	Payment Frequency	Maturity Date	Notional Value(b)	Upfront Payments Paid (Received)	Value	Unrealized Appreciation
Equity Risk
Bank of America, N.A.	Receive	Bank of America NDXMEGA2T Index	(SOFR + 0.73%)	Annually	March-2026	$5,094,361	$-	$1,682,111	$1,682,111
Goldman Sachs International	Receive	Goldman Sachs NDXMEGA2T Index	(SOFR + 0.82%)	Annually	March-2026	5,095,312	-	1,678,907	1,678,907
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Top QQQ ETF (QBIG)—(continued)
October 31, 2025
Open Over-The-Counter Total Return Swap Agreements—(continued)
Counterparty	Pay/ Receive(a)	Reference Entity	Rate	Payment Frequency	Maturity Date	Notional Value(b)	Upfront Payments Paid (Received)	Value	Unrealized Appreciation
Morgan Stanley Capital Services LLC	Receive	Morgan Stanley NDXMEGA2T Index	(SOFR + 0.88%)	Annually	March-2026	$5,096,322	$-	$1,677,226	$1,677,226
Total Over-The-Counter Total Return Swap Agreements							$—	$5,038,244	$5,038,244

Abbreviations:
SOFR	-Secured Overnight Financing Rate

(a)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(b)	Notional Value is denominated in U.S. Dollars unless otherwise noted.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Total Return Bond ETF (GTO)
October 31, 2025
Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-49.42%
Advertising-0.15%
Lamar Media Corp., 5.38%, 11/01/2033(b)	$2,870,000	$2,844,914
Aerospace & Defense-0.68%
BAE Systems PLC (United Kingdom)
5.00% 03/26/2027(b)	502,000	507,627
5.13% 03/26/2029(b)	462,000	476,204
5.50% 03/26/2054(b)(c)	630,000	640,940
Boeing Co. (The)
6.26% 05/01/2027	12,000	12,335
6.30% 05/01/2029	24,000	25,468
6.39% 05/01/2031	24,000	26,117
6.53% 05/01/2034	106,000	117,341
5.81% 05/01/2050	45,000	44,736
General Dynamics Corp., 4.95%, 08/15/2035	187,000	191,048
Howmet Aerospace, Inc., 4.85%, 10/15/2031	29,000	29,791
Huntington Ingalls Industries, Inc.
5.35% 01/15/2030	39,000	40,276
5.75% 01/15/2035	65,000	68,586
L3Harris Technologies, Inc., 5.40%, 07/31/2033	3,000	3,130
Lockheed Martin Corp.
4.15% 08/15/2028	165,000	165,897
4.50% 02/15/2029	19,000	19,307
4.40% 08/15/2030	771,000	778,869
4.80% 08/15/2034	60,000	60,853
5.00% 08/15/2035(c)	1,094,000	1,117,565
5.90% 11/15/2063	3,000	3,199
RTX Corp.
5.75% 01/15/2029	16,000	16,795
5.15% 02/27/2033	3,000	3,113
6.40% 03/15/2054	7,000	7,873
Textron, Inc., 4.95%, 03/15/2036	1,805,000	1,787,679
TransDigm, Inc.
6.75% 08/15/2028(b)	261,000	266,475
6.38% 03/01/2029(b)	2,202,000	2,264,614
6.38% 05/31/2033(b)	3,752,000	3,833,914
6.25% 01/31/2034(b)(c)	585,000	605,024
		13,114,776
Agricultural & Farm Machinery-0.12%
AGCO Corp.
5.45% 03/21/2027	12,000	12,170
5.80% 03/21/2034	28,000	29,183
CNH Industrial Capital LLC, 4.75%, 03/21/2028	104,000	105,337
Imperial Brands Finance PLC (United Kingdom), 6.38%, 07/01/2055(b)	916,000	952,654
John Deere Capital Corp.
4.70% 06/10/2030	13,000	13,326
4.38% 10/15/2030(c)	1,175,000	1,185,754
5.10% 04/11/2034	57,000	59,068
		2,357,492
	Principal Amount	Value
Agricultural Products & Services-0.35%
Cargill, Inc.
4.13% 10/23/2030(b)	$3,031,000	$3,016,075
5.38% 10/23/2055(b)	3,724,407	3,634,675
		6,650,750
Air Freight & Logistics-0.04%
GXO Logistics, Inc.
6.25% 05/06/2029	49,000	51,520
6.50% 05/06/2034	28,000	30,068
United Parcel Service, Inc.
4.65% 10/15/2030	244,000	250,032
5.15% 05/22/2034	38,000	39,524
5.25% 05/14/2035(c)	294,000	305,017
5.50% 05/22/2054	80,000	79,463
		755,624
Apparel Retail-0.03%
Gap, Inc. (The), 3.63%, 10/01/2029(b)	666,000	627,383
Apparel, Accessories & Luxury Goods-0.14%
Gildan Activewear, Inc. (Canada)
4.70% 10/07/2030(b)	1,237,000	1,231,951
5.40% 10/07/2035(b)	1,413,000	1,408,023
		2,639,974
Application Software-0.16%
Autodesk, Inc., 5.30%, 06/15/2035	184,000	188,884
Cadence Design Systems, Inc., 4.70%, 09/10/2034	27,000	27,082
Fair Isaac Corp., 6.00%, 05/15/2033(b)	470,000	479,586
Intuit, Inc., 5.20%, 09/15/2033	6,000	6,276
Roper Technologies, Inc.
4.25% 09/15/2028	224,000	224,707
4.50% 10/15/2029	56,000	56,506
4.45% 09/15/2030(c)	495,950	497,851
4.75% 02/15/2032	65,000	65,572
4.90% 10/15/2034	60,000	59,907
5.10% 09/15/2035	1,046,720	1,053,980
SS&C Technologies, Inc.
5.50% 09/30/2027(b)	260,000	260,319
6.50% 06/01/2032(b)	54,000	56,050
Synopsys, Inc., 5.70%, 04/01/2055	150,000	151,656
		3,128,376
Asset Management & Custody Banks-0.30%
Affiliated Managers Group, Inc., 5.50%, 08/20/2034	120,000	123,381
Ameriprise Financial, Inc.
5.70% 12/15/2028	13,000	13,599
5.15% 05/15/2033	2,000	2,077
5.20% 04/15/2035	275,000	281,294
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Total Return Bond ETF (GTO)—(continued)
October 31, 2025
	Principal Amount	Value
Asset Management & Custody Banks-(continued)
Bank of New York Mellon Corp. (The)
4.86% (SOFR + 0.68%), 06/09/2028(d)	$814,000	$814,504
4.89% 07/21/2028(e)	68,000	69,023
4.98% 03/14/2030(e)	4,000	4,110
5.06% 07/22/2032(e)	40,000	41,342
5.83% 10/25/2033(e)	1,000	1,078
5.19% 03/14/2035(e)	1,000	1,030
5.32% 06/06/2036(e)	19,000	19,681
Series I, 3.75% (e)(f)	5,000	4,906
Series J, 4.97% 04/26/2034(e)	1,000	1,021
Blackstone Secured Lending Fund, 2.13%, 02/15/2027	517,000	500,080
Brookfield Asset Management Ltd. (Canada)
5.80% 04/24/2035(c)	352,000	368,433
6.08% 09/15/2055	700,000	725,552
Carlyle Group, Inc. (The), 5.05%, 09/19/2035	1,319,000	1,308,045
Citadel L.P.
6.00% 01/23/2030(b)	31,000	32,190
6.38% 01/23/2032(b)	50,000	52,708
Golub Capital Private Credit Fund, 5.45%, 08/15/2028(b)(c)	358,000	360,274
Northern Trust Corp., 6.13%, 11/02/2032	2,000	2,188
State Street Corp., 4.78%, 10/23/2036(c)(e)	1,127,000	1,122,866
		5,849,382
Automobile Manufacturers-0.96%
American Honda Finance Corp.
4.79% (SOFR + 0.71%), 01/09/2026(d)	295,000	295,218
4.90% 01/10/2034	38,000	38,435
Daimler Truck Finance North America LLC (Germany)
5.00% 01/15/2027(b)	440,000	444,192
4.65% 10/12/2030(b)	92,000	92,323
5.00% 10/12/2032(b)	2,182,000	2,192,824
5.38% 01/18/2034(b)	402,000	411,592
5.63% 01/13/2035(b)(c)	213,000	220,719
Ford Motor Credit Co. LLC
6.95% 06/10/2026	584,000	591,535
2.70% 08/10/2026	594,000	585,668
7.35% 11/04/2027	480,000	501,391
5.92% 03/20/2028	449,000	458,823
6.80% 05/12/2028	485,000	504,607
6.80% 11/07/2028	598,000	624,987
7.20% 06/10/2030(c)	471,000	504,296
Honda Motor Co. Ltd. (Japan)
4.44% 07/08/2028	885,000	891,143
4.69% 07/08/2030	654,000	660,700
5.34% 07/08/2035	1,327,000	1,360,827
	Principal Amount	Value
Automobile Manufacturers-(continued)
Hyundai Capital America
5.65% 06/26/2026(b)	$12,000	$12,103
4.88% 06/23/2027(b)	901,000	909,423
5.00% 01/07/2028(b)	376,000	381,368
5.60% 03/30/2028(b)	3,000	3,084
5.35% 03/19/2029(b)	11,000	11,305
5.30% 01/08/2030(b)	159,000	163,886
5.80% 04/01/2030(b)	3,000	3,143
Hyundai Capital Services, Inc. (South Korea), 5.25%, 01/22/2028(b)(c)	2,198,000	2,243,808
Mercedes-Benz Finance North America LLC (Germany)
4.80% 01/11/2027(b)(c)	443,000	446,971
5.10% 08/03/2028(b)(c)	469,000	481,083
4.85% 01/11/2029(b)(c)	382,000	389,684
5.13% 08/01/2034(b)	436,000	445,132
PACCAR Financial Corp., 4.00%, 09/26/2029	122,000	122,185
Toyota Motor Credit Corp.
4.55% 08/09/2029	44,000	44,723
5.10% 03/21/2031	52,000	54,048
Volkswagen Group of America Finance LLC (Germany)
4.90% 08/14/2026(b)	614,000	615,973
5.25% 03/22/2029(b)(c)	596,000	608,281
4.95% 08/15/2029(b)	474,000	479,940
5.60% 03/22/2034(b)	603,000	619,344
		18,414,764
Automotive Parts & Equipment-0.46%
American Axle & Manufacturing, Inc.
6.38% 10/15/2032(b)	814,000	817,039
7.75% 10/15/2033(b)(c)	302,000	302,736
BMW US Capital LLC (Germany)
4.50% 08/11/2030(b)	271,000	272,164
5.20% 08/11/2035(b)	725,000	732,550
Clarios Global L.P./Clarios US Finance Co., 6.75%, 02/15/2030(b)	518,000	537,358
ERAC USA Finance LLC
5.00% 02/15/2029(b)	17,000	17,426
4.90% 05/01/2033(b)	3,000	3,046
Phinia, Inc., 6.75%, 04/15/2029(b)(c)	1,150,000	1,187,793
ZF North America Capital, Inc. (Germany)
6.88% 04/14/2028(b)	1,068,000	1,075,241
7.13% 04/14/2030(b)	296,000	288,398
6.75% 04/23/2030(b)	26,000	24,773
7.50% 03/24/2031(b)	3,258,000	3,135,549
6.88% 04/23/2032(b)	462,000	422,102
		8,816,175
Automotive Retail-0.26%
Advance Auto Parts, Inc.
7.00% 08/01/2030(b)(c)	851,000	859,351
7.38% 08/01/2033(b)(c)	915,000	927,307
AutoZone, Inc., 5.20%, 08/01/2033	5,000	5,151
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Total Return Bond ETF (GTO)—(continued)
October 31, 2025
	Principal Amount	Value
Automotive Retail-(continued)
Lithia Motors, Inc., 5.50%, 10/01/2030(b)	$3,164,000	$3,171,815
O’Reilly Automotive, Inc., 5.00%, 08/19/2034	75,000	75,572
		5,039,196
Biotechnology-0.01%
AbbVie, Inc.
4.80% 03/15/2029	66,000	67,546
5.05% 03/15/2034	44,000	45,280
5.40% 03/15/2054	52,000	51,764
5.50% 03/15/2064	40,000	40,092
Amgen, Inc.
5.15% 03/02/2028	2,000	2,045
5.25% 03/02/2030	3,000	3,114
Gilead Sciences, Inc.
5.25% 10/15/2033	6,000	6,307
5.55% 10/15/2053	13,000	13,178
		229,326
Broadcasting-0.02%
Paramount Global
5.85% 09/01/2043	74,000	66,600
4.95% 05/19/2050	74,000	57,860
Univision Communications, Inc., 9.38%, 08/01/2032(b)	200,000	211,326
		335,786
Broadline Retail-0.13%
El Puerto de Liverpool S.A.B. de C.V. (Mexico), 6.66%, 01/22/2037(b)	1,246,000	1,336,399
Macy’s Retail Holdings LLC, 7.38%, 08/01/2033(b)	1,119,000	1,180,558
		2,516,957
Building Products-0.31%
Amrize Finance US LLC
4.60% 04/07/2027(b)	258,000	259,680
4.70% 04/07/2028(b)(c)	223,000	225,537
4.95% 04/07/2030(b)	120,000	122,886
Carrier Global Corp., 5.90%, 03/15/2034	3,000	3,231
CRH America Finance, Inc.
4.40% 02/09/2031	1,836,000	1,834,549
5.00% 02/09/2036	2,535,000	2,541,165
5.60% 02/09/2056	800,000	799,911
HP Communities LLC
5.78% 03/15/2046(b)	150,000	145,686
5.86% 09/15/2053(b)	100,000	91,222
Lennox International, Inc., 5.50%, 09/15/2028	6,000	6,202
		6,030,069
Cable & Satellite-0.13%
CCO Holdings LLC/CCO Holdings Capital Corp.
6.38% 09/01/2029(b)	181,000	182,541
7.38% 03/01/2031(b)	26,000	26,416
	Principal Amount	Value
Cable & Satellite-(continued)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.
6.65% 02/01/2034	$16,000	$16,919
5.85% 12/01/2035(c)	795,000	793,150
6.70% 12/01/2055(c)	791,000	780,580
Comcast Corp.
5.50% 11/15/2032	3,000	3,161
6.05% 05/15/2055	610,000	616,706
Cox Communications, Inc., 5.70%, 06/15/2033(b)	2,000	2,038
		2,421,511
Cargo Ground Transportation-0.11%
Penske Truck Leasing Co. L.P./PTL Finance Corp.
5.75% 05/24/2026(b)	2,000	2,014
5.35% 01/12/2027(b)	6,000	6,068
5.70% 02/01/2028(b)	3,000	3,085
5.55% 05/01/2028(b)	2,000	2,059
6.05% 08/01/2028(b)	4,000	4,175
5.25% 02/01/2030(b)	313,000	323,069
Ryder System, Inc.
4.90% 12/01/2029	118,000	120,894
4.30% 12/01/2030	1,750,000	1,740,931
		2,202,295
Casinos & Gaming-0.01%
Melco Resorts Finance Ltd. (Hong Kong), 6.50%, 09/24/2033(b)	183,000	184,349
Commercial & Residential Mortgage Finance-0.23%
Aviation Capital Group LLC
6.25% 04/15/2028(b)	3,000	3,122
6.75% 10/25/2028(b)	13,000	13,808
4.80% 10/24/2030(b)	1,267,000	1,267,096
CrossCountry Intermediate HoldCo LLC, 6.50%, 10/01/2030(b)	1,256,000	1,269,155
Nationwide Building Society (United Kingdom), 6.56%, 10/18/2027(b)(c)(e)	434,000	442,896
Radian Group, Inc., 6.20%, 05/15/2029	23,000	24,050
Rocket Cos., Inc.
6.13% 08/01/2030(b)	327,000	337,514
6.38% 08/01/2033(b)	971,000	1,012,734
		4,370,375
Computer & Electronics Retail-0.03%
Dell International LLC/EMC Corp., 5.50%, 04/01/2035	565,000	577,475
Leidos, Inc., 5.75%, 03/15/2033	3,000	3,171
		580,646
Construction & Engineering-0.16%
AECOM, 6.00%, 08/01/2033(b)	2,936,000	3,015,301
Construction Machinery & Heavy Transportation Equipment-0.29%
Caterpillar, Inc.
5.20% 05/15/2035(c)	471,000	489,481
5.50% 05/15/2055	506,000	520,837
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Total Return Bond ETF (GTO)—(continued)
October 31, 2025
	Principal Amount	Value
Construction Machinery & Heavy Transportation Equipment-(continued)
Cummins, Inc.
4.70% 02/15/2031	$791,000	$806,232
5.30% 05/09/2035	569,000	589,613
Komatsu Finance America, Inc., 4.20%, 09/18/2030(b)	1,387,000	1,383,403
Westinghouse Air Brake Technologies Corp.
4.90% 05/29/2030	490,000	501,344
5.50% 05/29/2035	1,153,000	1,197,711
		5,488,621
Construction Materials-0.03%
JH North America Holdings, Inc.
5.88% 01/31/2031(b)	341,000	348,012
6.13% 07/31/2032(b)	193,000	198,082
		546,094
Consumer Electronics-0.04%
LG Electronics, Inc. (South Korea), 5.63%, 04/24/2029(b)(c)	554,000	576,743
Sensata Technologies B.V., 4.00%, 04/15/2029(b)	142,000	138,514
		715,257
Consumer Finance-1.11%
American Express Co.
5.65% 04/23/2027(e)	53,000	53,357
4.73% 04/25/2029(c)(e)	260,000	263,988
5.31% (SOFR + 1.26%), 04/25/2029(d)	802,000	812,174
4.35% 07/20/2029(e)	1,574,000	1,583,828
4.88% (SOFR + 0.81%), 07/20/2029(d)	2,346,000	2,349,785
5.53% 04/25/2030(e)	49,000	51,149
5.02% 04/25/2031(c)(e)	428,000	440,267
4.92% 07/20/2033(e)	1,074,000	1,094,541
5.44% 01/30/2036(e)	4,000	4,166
5.67% 04/25/2036(e)	10,000	10,566
4.80% 10/24/2036(e)	6,433,000	6,361,789
Capital One Financial Corp.
7.15% 10/29/2027(e)	2,000	2,055
4.49% 09/11/2031(c)(e)	1,174,200	1,165,905
5.20% 09/11/2036(c)(e)	998,000	991,812
FirstCash, Inc.
4.63% 09/01/2028(b)	1,150,000	1,135,144
6.88% 03/01/2032(b)(c)	785,000	815,519
General Motors Financial Co., Inc., 5.40%, 04/06/2026	3,000	3,013
goeasy Ltd. (Canada), 6.88%, 02/15/2031(b)	590,000	576,988
OneMain Finance Corp.
7.13% 09/15/2032	838,000	865,963
6.50% 03/15/2033	2,623,000	2,619,672
Synchrony Financial, 5.02%, 07/29/2029(c)(e)	172,000	173,348
		21,375,029
Consumer Staples Merchandise Retail-0.00%
Dollar General Corp., 5.50%, 11/01/2052	3,000	2,903
	Principal Amount	Value
Distillers & Vintners-0.05%
Constellation Brands, Inc.
4.90% 05/01/2033	$3,000	$3,021
4.95% 11/01/2035(c)	901,000	887,391
		890,412
Distributors-0.01%
Genuine Parts Co.
6.50% 11/01/2028	24,000	25,294
4.95% 08/15/2029	168,000	169,956
6.88% 11/01/2033	22,000	24,425
		219,675
Diversified Banks-6.76%
Africa Finance Corp. (Supranational), 4.38%, 04/17/2026(b)	280,000	279,651
Australia and New Zealand Banking Group Ltd. (Australia)
6.74% 12/08/2032(b)	617,000	682,796
5.20% 09/30/2035(b)(e)	78,000	78,767
6.75% (b)(e)(f)	436,000	442,909
Banco Bilbao Vizcaya Argentaria S.A. (Spain), 9.38%(e)(f)	622,000	696,119
Banco Santander S.A. (Spain)
5.55% 03/14/2028(e)	600,000	609,720
4.55% 11/06/2030	2,800,000	2,803,085
5.13% 11/06/2035	3,200,000	3,204,831
9.63% (e)(f)	1,000,000	1,118,208
9.63% (c)(e)(f)	600,000	732,121
Bank of America Corp.
5.08% (SOFR + 1.05%), 02/04/2028(d)	2,000	2,013
4.95% 07/22/2028(e)	3,000	3,041
4.88% (SOFR + 0.83%), 01/24/2029(d)	148,000	148,346
4.98% 01/24/2029(e)	541,000	550,721
5.20% 04/25/2029(e)	9,000	9,219
4.62% 05/09/2029(e)	324,000	327,989
5.06% (SOFR + 1.01%), 01/24/2031(c)(d)	130,000	130,172
5.16% 01/24/2031(e)	61,000	62,998
5.43% 08/15/2035(e)	6,000	6,137
6.63% (e)(f)	447,000	465,955
Series RR, 4.38% (e)(f)	1,454,000	1,432,196
Bank of Montreal (Canada)
5.30% 06/05/2026	3,000	3,021
7.70% 05/26/2084(c)(e)	553,000	586,877
7.30% 11/26/2084(e)	465,000	495,344
Bank of New York Mellon (The)
4.59% 04/20/2027(e)	666,000	667,404
4.78% (SOFR + 0.71%), 04/20/2027(d)	655,000	656,036
Bank of New Zealand (New Zealand), 5.70%, 01/28/2035(b)(c)(e)	760,000	784,274
Bank of Nova Scotia (The) (Canada)
8.63% 10/27/2082(e)	453,000	480,459
8.00% 01/27/2084(e)	531,000	567,118
6.88% 10/27/2085(e)	3,383,000	3,416,304
Banque Federative du Credit Mutuel (France), 4.59%, 10/16/2028(b)(c)	1,629,000	1,646,603
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Total Return Bond ETF (GTO)—(continued)
October 31, 2025
	Principal Amount	Value
Diversified Banks-(continued)
Barclays PLC (United Kingdom)
5.37% 02/25/2031(e)	$491,000	$506,557
6.69% 09/13/2034(e)	44,000	48,739
5.86% 08/11/2046(e)	999,000	1,035,475
BNP Paribas S.A. (France)
4.79% 05/09/2029(b)(e)	613,000	618,537
5.72% (SOFR + 1.43%), 05/09/2029(b)(d)	959,000	967,446
5.09% 05/09/2031(b)(e)	844,000	858,592
BPCE S.A. (France)
6.29% 01/14/2036(b)(e)	62,000	66,490
6.92% 01/14/2046(b)(e)	729,000	784,071
Citibank N.A., 4.93%, 08/06/2026	609,000	612,742
Citigroup, Inc.
5.43% (SOFR + 1.14%), 05/07/2028(d)	696,000	700,675
5.17% 02/13/2030(e)	14,000	14,372
4.54% 09/19/2030(e)	143,000	143,965
5.75% (SOFR + 1.46%), 05/07/2031(d)	806,000	819,308
4.50% 09/11/2031(e)	1,690,400	1,692,819
6.17% 05/25/2034(e)	12,000	12,748
5.83% 02/13/2035(e)	5,000	5,198
5.17% 09/11/2036(e)	2,867,000	2,903,791
5.41% 09/19/2039(e)	161,000	161,968
5.61% 03/04/2056(c)(e)	557,000	565,738
Series AA, 7.63% (e)(f)	1,931,000	2,023,176
Series BB, 7.20% (c)(e)(f)	1,641,000	1,701,684
Series DD, 7.00% (c)(e)(f)	2,242,000	2,397,808
Series W, 4.00% (e)(f)	1,647,000	1,646,005
Series Z, 7.38% (c)(e)(f)	1,892,000	1,964,946
Comerica, Inc., 5.98%, 01/30/2030(e)	4,000	4,162
Cooperatieve Rabobank U.A. (Netherlands)
3.65% 04/06/2028(b)(c)(e)	652,000	647,447
3.96% 10/17/2028	1,578,000	1,578,752
Corporacion Financiera de Desarrollo S.A. (Peru), 5.95%, 04/30/2029(b)(c)	915,000	951,344
Credit Agricole S.A. (France)
5.22% 05/27/2031(b)(c)(e)	1,013,000	1,039,041
4.82% 09/25/2033(b)(e)	2,691,000	2,676,252
Federation des caisses Desjardins du Quebec (Canada), 4.55%, 08/23/2027(b)(c)	574,000	579,958
Fifth Third Bancorp
1.71% 11/01/2027(e)	2,000	1,949
6.34% 07/27/2029(e)	2,000	2,103
4.77% 07/28/2030(e)	3,000	3,032
5.63% 01/29/2032(e)	12,000	12,565
Goldman Sachs Bank USA, 5.28%, 03/18/2027(e)	57,000	57,215
	Principal Amount	Value
Diversified Banks-(continued)
HSBC Holdings PLC (United Kingdom)
5.60% 05/17/2028(e)	$442,000	$450,598
5.21% 08/11/2028(c)(e)	456,000	463,356
5.29% 11/19/2030(e)	500,000	515,813
5.13% 03/03/2031(e)	600,000	614,101
5.24% 05/13/2031(e)	761,000	783,215
5.86% (SOFR + 1.57%), 05/13/2031(c)(d)	963,000	981,380
4.62% 11/06/2031(e)	862,000	863,527
7.40% 11/13/2034(e)	506,000	577,313
5.79% 05/13/2036(e)	121,000	127,744
5.74% 09/10/2036(c)(e)	832,000	850,584
5.13% 11/06/2036(e)	1,637,000	1,637,830
6.33% 03/09/2044(c)(e)	464,000	512,589
6.88% (e)(f)	623,000	645,122
7.05% (e)(f)	1,147,000	1,194,450
ING Groep N.V. (Netherlands), 5.34%, 03/19/2030(c)(e)	590,000	608,766
JPMorgan Chase & Co.
5.57% 04/22/2028(e)	39,000	39,800
4.85% 07/25/2028(e)	3,000	3,039
4.92% 01/24/2029(e)	54,000	54,967
5.30% 07/24/2029(e)	3,000	3,089
6.09% 10/23/2029(e)	5,000	5,270
5.01% 01/23/2030(e)	3,000	3,073
5.58% 04/22/2030(e)	29,000	30,268
5.00% 07/22/2030(e)	68,000	69,778
4.60% 10/22/2030(e)	145,000	146,967
5.14% 01/24/2031(e)	126,000	130,217
5.10% 04/22/2031(c)(e)	367,000	379,142
4.26% 10/22/2031(e)	2,492,000	2,483,855
5.72% 09/14/2033(e)	3,000	3,187
5.34% 01/23/2035(e)	1,000	1,039
5.50% 01/24/2036(e)	10,000	10,498
5.58% 07/23/2036(e)	64,000	66,401
4.81% 10/22/2036(c)(e)	3,451,600	3,441,936
5.53% 11/29/2045(e)	406,000	418,531
Series NN, 6.88% (e)(f)	40,000	42,200
Series OO, 6.50% (e)(f)	173,000	179,823
KeyBank N.A., 5.85%, 11/15/2027	571,000	587,827
KeyCorp, 2.55%, 10/01/2029	4,000	3,754
Lloyds Banking Group PLC (United Kingdom)
4.43% 11/04/2031(e)	1,043,000	1,041,483
4.94% 11/04/2036(e)	3,370,000	3,337,003
6.63% (e)(f)	1,523,000	1,515,089
Manufacturers & Traders Trust Co., 4.70%, 01/27/2028	548,000	554,667
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Total Return Bond ETF (GTO)—(continued)
October 31, 2025
	Principal Amount	Value
Diversified Banks-(continued)
Mitsubishi UFJ Financial Group, Inc. (Japan)
5.02% 07/20/2028(e)	$479,000	$486,102
5.26% 04/17/2030(e)	553,000	571,594
5.16% 04/24/2031(c)(e)	459,000	473,689
5.54% (SOFR + 1.48%), 04/24/2031(d)	482,000	490,715
4.53% 09/12/2031(e)	954,000	958,319
5.41% 04/19/2034(e)	50,000	52,569
5.43% 04/17/2035(e)	63,000	65,733
5.57% 01/16/2036(e)	65,000	68,338
5.62% 04/24/2036(e)	188,000	197,865
5.19% 09/12/2036(e)	1,788,000	1,826,231
6.35% (e)(f)	3,471,000	3,562,117
8.20% (c)(e)(f)	1,787,000	1,975,620
Mizuho Financial Group, Inc. (Japan)
5.78% 07/06/2029(e)	570,000	593,068
5.38% 07/10/2030(c)(e)	499,000	517,402
4.71% 07/08/2031(e)	924,000	935,331
5.34% (SOFR + 1.25%), 07/08/2031(d)	951,000	959,066
5.59% 07/10/2035(e)	658,000	692,875
5.32% 07/08/2036(c)(e)	1,162,000	1,198,764
Morgan Stanley Bank N.A.
4.75% 04/21/2026(c)	548,000	549,375
5.02% 01/12/2029(e)	730,000	742,638
Morgan Stanley Private Bank N.A.
4.47% 07/06/2028(e)	1,283,000	1,289,665
4.73% 07/18/2031(e)	1,058,000	1,074,836
National Australia Bank Ltd. (Australia), 5.90%, 01/14/2036(b)(e)	67,000	70,723
National Securities Clearing Corp.
5.10% 11/21/2027(b)	596,000	609,623
5.00% 05/30/2028(b)	560,000	573,996
Nordea Bank Abp (Finland)
4.25% 08/28/2030(b)	2,368,000	2,369,409
6.30% (b)(c)(e)(f)	620,000	631,459
6.75% (b)(e)(f)	917,000	947,512
Norinchukin Bank (The) (Japan), 5.09%, 10/16/2029(b)	623,000	636,535
PNC Financial Services Group, Inc. (The)
6.62% 10/20/2027(e)	9,000	9,204
5.58% 06/12/2029(e)	4,000	4,140
4.90% 05/13/2031(e)	623,000	635,798
5.37% 07/21/2036(e)	630,000	647,415
Series V, 6.20% (e)(f)	6,000	6,105
Series W, 6.25% (e)(f)	8,000	8,220
Royal Bank of Canada (Canada)
4.77% (SOFR + 0.71%), 01/21/2027(d)	2,000	2,008
4.95% 02/01/2029	2,000	2,055
7.50% 05/02/2084(e)	448,000	476,534
6.50% 11/24/2085(e)	1,258,000	1,256,633
Santander UK Group Holdings PLC (United Kingdom), 5.14%, 09/22/2036(e)	1,031,000	1,022,191
	Principal Amount	Value
Diversified Banks-(continued)
Standard Chartered PLC (United Kingdom)
6.19% 07/06/2027(b)(c)(e)	$523,000	$529,405
6.75% 02/08/2028(b)(c)(e)	448,000	460,973
7.02% 02/08/2030(b)(e)	525,000	566,147
5.01% 10/15/2030(b)(e)	585,000	596,043
5.24% 05/13/2031(b)(c)(e)	543,000	558,866
5.95% (SOFR + 1.68%), 05/13/2031(b)(c)(d)	659,000	673,984
2.68% 06/29/2032(b)(e)	810,000	727,919
5.40% 08/12/2036(b)(e)	2,422,000	2,463,575
7.75% (b)(e)(f)	757,000	787,404
Sumitomo Mitsui Financial Group, Inc. (Japan), 6.60%(c)(e)(f)	1,666,000	1,736,047
Sumitomo Mitsui Trust Bank Ltd. (Japan)
5.65% 03/09/2026(b)	555,000	557,912
5.65% 09/14/2026(b)(c)	558,000	565,531
5.55% 09/14/2028(b)	487,000	506,918
5.20% 03/07/2029(b)	560,000	577,804
4.35% 09/11/2030(b)	828,000	831,992
5.35% 03/07/2034(b)	67,000	70,071
Sumitomo Mitsui Trust Group, Inc. (Japan), 5.42%, 09/11/2036(b)(e)	890,000	905,025
Synovus Bank, 5.63%, 02/15/2028	730,000	745,209
Toronto-Dominion Bank (The) (Canada)
4.93% 10/15/2035	1,450,000	1,453,681
8.13% 10/31/2082(e)	501,000	529,799
Truist Bank
4.42% 07/24/2028(e)	1,628,000	1,634,605
4.82% (SOFR + 0.77%), 07/24/2028(d)	2,091,000	2,093,855
U.S. Bancorp
5.78% 06/12/2029(e)	1,067,000	1,108,364
5.38% 01/23/2030(e)	14,000	14,470
UBS AG (Switzerland), 5.65%, 09/11/2028	474,000	495,302
Wells Fargo & Co.
5.71% 04/22/2028(e)	24,000	24,529
4.81% 07/25/2028(e)	3,000	3,034
5.42% (SOFR + 1.37%), 04/23/2029(d)	386,000	391,448
5.57% 07/25/2029(e)	6,000	6,211
6.30% 10/23/2029(e)	8,000	8,464
5.20% 01/23/2030(e)	11,000	11,321
5.15% 04/23/2031(e)	354,000	365,154
5.39% 04/24/2034(e)	1,000	1,039
5.56% 07/25/2034(e)	3,000	3,151
5.50% 01/23/2035(e)	2,000	2,088
5.61% 04/23/2036(e)	60,000	63,075
6.85% (e)(f)	74,000	77,824
7.63% (e)(f)	7,000	7,482
Series BB, 3.90% (e)(f)	332,000	330,023
Westpac Banking Corp. (Australia)
6.82% 11/17/2033	22,000	24,724
5.62% 11/20/2035(e)	11,000	11,381
		129,989,716
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Total Return Bond ETF (GTO)—(continued)
October 31, 2025
	Principal Amount	Value
Diversified Capital Markets-0.38%
Credit Suisse Group AG (Switzerland)
4.50% (b)(e)(f)(g)(h)	$332,000	$94,537
5.25% (b)(e)(f)(g)(h)	271,000	77,167
UBS Group AG (Switzerland)
5.71% 01/12/2027(b)(c)(e)	491,000	492,164
5.43% 02/08/2030(b)(e)	527,000	545,419
4.40% 09/23/2031(b)(e)	1,220,000	1,215,851
5.01% 03/23/2037(b)(e)	1,220,000	1,214,906
6.60% (b)(c)(e)(f)	881,000	882,299
7.00% (b)(c)(e)(f)	871,000	880,531
7.13% (b)(e)(f)	567,000	577,442
Series 28, 9.25% (b)(e)(f)	584,000	637,217
Series 33, 9.25% (b)(e)(f)	521,000	610,601
		7,228,134
Diversified Chemicals-0.05%
GC Treasury Center Co. Ltd. (Thailand), 6.50%(b)(e)(f)	890,000	901,657
Diversified Financial Services-2.42%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
5.10% 01/19/2029	429,000	438,950
4.38% 11/15/2030(c)	2,343,000	2,331,497
6.50% 01/31/2056(e)	514,000	531,490
Aircastle Ltd./Aircastle Ireland DAC, 5.00%, 09/15/2030(b)	701,000	706,577
AMC East Communities LLC, 6.01%, 01/15/2053(b)	178,941	169,077
Apollo Global Management, Inc.
6.38% 11/15/2033	11,000	12,131
5.15% 08/12/2035(c)	833,000	839,057
Avolon Holdings Funding Ltd. (Ireland)
4.95% 01/15/2028(b)	197,000	199,090
6.38% 05/04/2028(b)	13,000	13,552
4.95% 10/15/2032(b)	2,884,000	2,847,708
BlackRock Funding, Inc., 4.90%, 01/08/2035	23,000	23,621
Blackstone Reg Finance Co. L.L.C.
4.30% 11/03/2030	904,000	901,308
4.95% 02/15/2036	833,000	827,431
Citadel Securities Global Holdings LLC
5.50% 06/18/2030(b)	750,000	767,842
6.20% 06/18/2035(b)	586,000	615,081
Corebridge Financial, Inc.
6.05% 09/15/2033	4,000	4,272
5.75% 01/15/2034	12,000	12,575
Eagle Funding LuxCo S.a.r.l. (Mexico), 5.50%, 08/17/2030(b)	15,315,000	15,577,652
Gabon Blue Bond Master Trust (Gabon), Series 2, 6.10%, 08/01/2038(b)	1,270,000	1,287,275
Horizon Mutual Holdings, Inc., 6.20%, 11/15/2034(b)	1,443,000	1,418,432
Jane Street Group/JSG Finance, Inc.
4.50% 11/15/2029(b)(c)	1,819,000	1,769,005
7.13% 04/30/2031(b)	417,000	437,914
6.13% 11/01/2032(b)	1,796,000	1,829,111
6.75% 05/01/2033(b)	3,295,000	3,439,782
	Principal Amount	Value
Diversified Financial Services-(continued)
LPL Holdings, Inc.
5.70% 05/20/2027	$44,000	$44,845
5.15% 06/15/2030	215,000	219,006
5.65% 03/15/2035	2,000	2,043
Mid-Atlantic Military Family Communities LLC, 5.30%, 08/01/2050(b)	208,920	168,122
OPEC Fund for International Development (The) (Supranational), 4.50%, 01/26/2026(b)	1,730,000	1,731,056
Pacific Beacon LLC
5.38% 07/15/2026(b)	14,367	14,433
5.51% 07/15/2036(b)	500,000	496,304
Pershing Square Holdings Ltd.
3.25% 10/01/2031(b)	2,300,000	2,072,499
5.50% 10/28/2032(b)	3,138,000	3,140,145
Wynnton Funding Trust II, 5.99%, 08/15/2055(b)	1,651,000	1,697,447
		46,586,330
Diversified Metals & Mining-0.32%
BHP Billiton Finance (USA) Ltd. (Australia)
5.10% 09/08/2028	11,000	11,322
5.25% 09/08/2030	9,000	9,384
5.25% 09/08/2033	16,000	16,674
5.75% 09/05/2055	736,000	769,048
Corporacion Nacional del Cobre de Chile (Chile), 5.13%, 02/02/2033(b)	674,000	679,833
Glencore Funding LLC (Australia)
5.15% (SOFR + 1.06%), 04/04/2027(b)(d)	65,000	65,353
4.91% 04/01/2028(b)(c)	255,000	259,266
5.37% 04/04/2029(b)	30,000	30,945
5.19% 04/01/2030(b)	195,000	200,790
5.63% 04/04/2034(b)	16,000	16,692
5.67% 04/01/2035(b)	247,000	257,958
5.89% 04/04/2054(b)	23,000	23,527
6.14% 04/01/2055(b)	147,000	154,396
Hudbay Minerals, Inc. (Canada), 6.13%, 04/01/2029(b)	1,150,000	1,165,287
Rio Tinto Finance (USA) PLC (Australia)
4.38% 03/12/2027(c)	166,000	167,100
4.50% 03/14/2028	66,000	66,765
4.88% 03/14/2030	196,000	201,243
5.00% 03/14/2032	191,000	197,028
5.75% 03/14/2055	42,000	43,476
5.88% 03/14/2065	77,000	80,703
Windfall Mining Group, Inc./Groupe Minier Windfall, Inc. (South Africa), 5.85%, 05/13/2032(b)(c)	1,666,000	1,743,069
		6,159,859
Diversified REITs-0.02%
ERP Operating L.P., 4.95%, 06/15/2032	168,000	172,227
Fort Moore Family Communities LLC, 5.81%, 01/15/2051(b)	200,000	173,334
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Total Return Bond ETF (GTO)—(continued)
October 31, 2025
	Principal Amount	Value
Diversified REITs-(continued)
VICI Properties L.P.
5.75% 04/01/2034	$12,000	$12,415
6.13% 04/01/2054	13,000	13,152
		371,128
Diversified Support Services-0.21%
Amazon Conservation DAC (Ecuador), 6.03%, 01/16/2042(b)	3,415,000	3,526,158
Element Fleet Management Corp. (Canada)
6.32% 12/04/2028(b)	19,000	20,102
5.04% 03/25/2030(b)	351,000	358,658
RB Global Holdings, Inc. (Canada)
6.75% 03/15/2028(b)	75,000	76,673
7.75% 03/15/2031(b)	140,000	146,283
		4,127,874
Drug Retail-0.19%
CK Hutchison International (23) Ltd. (United Kingdom), 4.88%, 04/21/2033(b)	554,000	564,751
Teva Pharmaceutical Finance Netherlands IV B.V. (Israel), 5.75%, 12/01/2030	2,952,000	3,054,420
		3,619,171
Electric Utilities-3.03%
AEP Texas, Inc.
5.70% 05/15/2034(c)	260,000	271,529
5.85% 10/15/2055	1,595,500	1,596,452
AEP Transmission Co. LLC, 5.38%, 06/15/2035	101,000	104,674
Alabama Power Co.
5.85% 11/15/2033	5,000	5,379
Series C, 4.30% 03/15/2031	1,351,000	1,352,339
Alexander Funding Trust II, 7.47%, 07/31/2028(b)	250,000	267,094
Alliant Energy Corp., 5.75%, 04/01/2056(e)	833,000	836,599
American Electric Power Co., Inc.
5.75% 11/01/2027	3,000	3,092
5.20% 01/15/2029	12,000	12,388
Series C, 5.80% 03/15/2056(e)	3,208,000	3,216,745
Series D, 6.05% 03/15/2056(e)	1,333,000	1,351,029
Arizona Public Service Co., 5.90%, 08/15/2055	2,065,600	2,131,437
Baltimore Gas and Electric Co., 5.45%, 06/01/2035	241,000	251,402
Capital Power (US Holdings), Inc. (Canada)
5.26% 06/01/2028(b)	112,000	114,170
6.19% 06/01/2035(b)	328,000	343,600
CenterPoint Energy Houston Electric LLC
4.80% 03/15/2030	110,000	112,577
5.05% 03/01/2035	97,000	98,242
Series AJ, 4.85% 10/01/2052	4,000	3,693
Chile Electricity Lux MPC II S.a.r.l. (Chile), 5.58%, 10/20/2035(b)	3,276,597	3,375,878
	Principal Amount	Value
Electric Utilities-(continued)
Consolidated Edison Co. of New York, Inc.
5.50% 03/15/2034	$3,000	$3,166
5.90% 11/15/2053	12,000	12,630
Constellation Energy Generation LLC
6.13% 01/15/2034	3,000	3,266
6.50% 10/01/2053	4,000	4,431
5.75% 03/15/2054	26,000	26,410
Duke Energy Carolinas LLC
4.85% 03/15/2030	39,000	40,105
5.25% 03/15/2035	172,000	178,352
5.35% 01/15/2053	3,000	2,961
Duke Energy Corp.
4.85% 01/05/2029	24,000	24,460
4.95% 09/15/2035	1,301,000	1,294,444
5.00% 08/15/2052	2,000	1,809
Duke Energy Indiana LLC, 5.40%, 04/01/2053	4,000	3,924
Electricite de France S.A. (France)
5.70% 05/23/2028(b)	336,000	347,017
6.38% 01/13/2055(b)	2,395,000	2,512,628
9.13% (b)(c)(e)(f)	685,000	793,962
Entergy Corp., 7.13%, 12/01/2054(e)	40,000	42,161
Entergy Louisiana LLC
5.15% 09/15/2034	36,000	37,009
5.80% 03/15/2055	235,000	242,335
Entergy Texas, Inc., 5.25%, 04/15/2035	137,000	141,226
Evergy Metro, Inc.
4.95% 04/15/2033	4,000	4,089
5.13% 08/15/2035	802,000	814,141
Exelon Corp.
5.15% 03/15/2029	14,000	14,404
5.13% 03/15/2031	277,000	286,573
5.45% 03/15/2034	22,000	22,919
5.60% 03/15/2053	37,000	36,480
5.88% 03/15/2055	293,000	300,350
FirstEnergy Pennsylvania Electric Co., 5.20%, 04/01/2028(b)	2,000	2,046
FirstEnergy Transmission LLC
4.55% 01/15/2030	85,000	85,587
5.00% 01/15/2035	40,000	40,128
Florida Power & Light Co., 4.80%, 05/15/2033	3,000	3,067
Georgia Power Co., 4.95%, 05/17/2033	3,000	3,064
Hawaiian Electric Co., Inc., 6.00%, 10/01/2033(b)	623,000	630,393
Louisville Gas and Electric Co., 5.85%, 08/15/2055	364,000	375,325
MidAmerican Energy Co.
5.35% 01/15/2034	3,000	3,140
5.85% 09/15/2054	4,000	4,224
5.30% 02/01/2055	44,000	42,894
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Total Return Bond ETF (GTO)—(continued)
October 31, 2025
	Principal Amount	Value
Electric Utilities-(continued)
National Rural Utilities Cooperative Finance Corp.
4.85% 02/07/2029	$68,000	$69,573
5.00% 02/07/2031	22,000	22,704
5.80% 01/15/2033	3,000	3,221
5.00% 08/15/2034	146,000	149,136
Series D, 4.15% 08/25/2028	1,096,000	1,098,568
New England Power Co., 5.85%, 09/08/2055(b)	505,000	515,729
NextEra Energy Capital Holdings, Inc.
4.90% 03/15/2029	39,000	39,954
5.05% 03/15/2030	148,000	152,550
5.45% 03/15/2035	368,000	381,284
Niagara Mohawk Power Corp.
4.65% 10/03/2030(b)	1,457,000	1,469,230
5.29% 01/17/2034(b)	13,000	13,291
6.00% 07/03/2055(b)	1,477,000	1,532,844
Northern States Power Co., 5.65%, 05/15/2055	402,000	415,061
NRG Energy, Inc.
4.73% 10/15/2030(b)	2,609,000	2,603,969
5.75% 01/15/2034(b)	1,633,000	1,645,591
5.41% 10/15/2035(b)	2,101,000	2,097,785
6.00% 01/15/2036(b)	1,807,000	1,839,269
Oglethorpe Power Corp., 5.90%, 02/01/2055	26,000	26,307
Ohio Power Co., 5.65%, 06/01/2034	24,000	25,120
Oklahoma Gas and Electric Co., 5.60%, 04/01/2053	169,000	170,044
Oncor Electric Delivery Co. LLC
4.50% 03/20/2027(b)	205,000	206,500
4.65% 11/01/2029	223,000	226,910
5.65% 11/15/2033	12,000	12,783
5.80% 04/01/2055(b)(c)	663,000	684,795
PacifiCorp
5.10% 02/15/2029	16,000	16,431
5.30% 02/15/2031	24,000	24,935
5.45% 02/15/2034	15,000	15,430
5.80% 01/15/2055	22,000	21,520
PPL Capital Funding, Inc., 5.25%, 09/01/2034	19,000	19,511
PPL Electric Utilities Corp., 5.55%, 08/15/2055	438,000	445,115
PSEG Power LLC, 5.20%, 05/15/2030(b)	23,000	23,600
Public Service Co. of Colorado, 5.25%, 04/01/2053	3,000	2,866
RWE Finance US LLC (Germany)
5.13% 09/18/2035(b)	921,000	909,053
5.88% 09/18/2055(b)	976,000	962,230
San Diego Gas & Electric Co.
5.35% 04/01/2053	12,000	11,600
5.55% 04/15/2054	77,000	76,511
Sierra Pacific Power Co.
5.90% 03/15/2054	4,000	4,087
6.20% 12/15/2055(e)	1,217,200	1,216,988
	Principal Amount	Value
Electric Utilities-(continued)
Southern Co. (The)
5.70% 10/15/2032	$2,000	$2,123
4.85% 03/15/2035	90,000	89,171
Conv., 3.25% 06/15/2028(b)	2,077,000	2,118,540
Series B, 4.00% 01/15/2051(e)	57,000	56,878
Southwestern Electric Power Co., 5.30%, 04/01/2033	2,000	2,044
Trans-Allegheny Interstate Line Co., 5.00%, 01/15/2031(b)	17,000	17,462
Union Electric Co.
5.20% 04/01/2034	36,000	37,240
5.25% 04/15/2035	117,000	121,032
5.13% 03/15/2055	81,000	76,825
Virginia Electric and Power Co.
5.00% 04/01/2033	3,000	3,062
Series C, 4.90% 09/15/2035	2,113,000	2,107,769
Series D, 5.60% 09/15/2055(c)	2,911,000	2,917,917
Vistra Operations Co. LLC
5.05% 12/30/2026(b)	109,000	109,817
5.63% 02/15/2027(b)	3,000,000	3,002,850
4.60% 10/15/2030(b)	1,268,000	1,260,626
7.75% 10/15/2031(b)	664,000	705,131
6.88% 04/15/2032(b)(c)	357,000	375,245
6.95% 10/15/2033(b)	3,000	3,340
6.00% 04/15/2034(b)	21,000	22,046
5.70% 12/30/2034(b)	205,000	210,748
5.25% 10/15/2035(b)	1,474,000	1,465,089
Wisconsin Electric Power Co., 4.15%, 10/15/2030	506,000	504,370
Xcel Energy, Inc., 4.75%, 03/21/2028	72,000	72,959
		58,263,818
Electrical Components & Equipment-0.10%
EnerSys, 4.38%, 12/15/2027(b)(c)	2,037,000	2,012,862
Regal Rexnord Corp.
6.30% 02/15/2030	3,000	3,176
6.40% 04/15/2033	4,000	4,289
		2,020,327
Electronic Components-0.41%
Amphenol Corp.
3.90% 11/15/2028	1,202,000	1,196,669
4.13% 11/15/2030	2,224,000	2,206,874
4.40% 02/15/2033	2,397,000	2,370,996
5.00% 01/15/2035	76,000	77,568
5.38% 11/15/2054	61,000	60,541
5.30% 11/15/2055	1,942,000	1,891,241
		7,803,889
Electronic Equipment & Instruments-0.01%
Keysight Technologies, Inc., 5.35%, 07/30/2030	263,000	273,396
Electronic Manufacturing Services-0.01%
EMRLD Borrower L.P./Emerald Co-Issuer, Inc., 6.63%, 12/15/2030(b)	247,000	254,232
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Total Return Bond ETF (GTO)—(continued)
October 31, 2025
	Principal Amount	Value
Environmental & Facilities Services-0.02%
Republic Services, Inc.
4.88% 04/01/2029	$19,000	$19,475
5.00% 12/15/2033	7,000	7,235
5.00% 04/01/2034	3,000	3,084
Veralto Corp.
5.50% 09/18/2026	39,000	39,432
5.35% 09/18/2028	12,000	12,405
Waste Management, Inc., 5.35%, 10/15/2054(c)	279,000	275,345
		356,976
Financial Exchanges & Data-0.04%
Intercontinental Exchange, Inc.
4.95% 06/15/2052	3,000	2,808
5.20% 06/15/2062	2,000	1,902
MSCI, Inc., 5.25%, 09/01/2035	741,000	744,044
Nasdaq, Inc.
5.35% 06/28/2028	3,000	3,096
5.55% 02/15/2034	3,000	3,150
5.95% 08/15/2053	2,000	2,104
6.10% 06/28/2063	4,000	4,243
		761,347
Food Distributors-0.44%
Bunge Ltd. Finance Corp.
4.55% 08/04/2030	2,529,000	2,549,989
5.15% 08/04/2035	971,000	984,387
JBS USA Holding Lux S.a.r.l./JBS USA Foods Group Holdings, Inc./JBS USA Food Co.
5.50% 01/15/2036(b)	1,975,000	2,002,541
6.25% 03/01/2056(b)	2,170,000	2,187,013
6.38% 04/15/2066(b)	696,000	713,762
Sysco Corp., 5.10%, 09/23/2030	97,000	100,038
		8,537,730
Food Retail-0.27%
Alimentation Couche-Tard, Inc. (Canada)
4.15% 09/29/2028(b)	2,985,000	2,986,508
5.08% 09/29/2035(b)(c)	1,820,000	1,826,666
Kroger Co. (The)
5.00% 09/15/2034	90,000	90,784
5.65% 09/15/2064(c)	219,000	213,630
		5,117,588
Forest Products-0.08%
Georgia-Pacific LLC, 4.95%, 06/30/2032(b)(c)	285,000	292,326
Suzano Netherlands B.V. (Brazil), 5.50%, 01/15/2036	1,227,000	1,224,528
		1,516,854
Gas Utilities-0.21%
Atmos Energy Corp.
5.90% 11/15/2033	2,000	2,167
5.20% 08/15/2035(c)	1,043,000	1,073,975
6.20% 11/15/2053	3,000	3,311
5.45% 01/15/2056	763,000	756,953
Piedmont Natural Gas Co., Inc., 5.40%, 06/15/2033	2,000	2,084
	Principal Amount	Value
Gas Utilities-(continued)
Snam S.p.A. (Italy)
5.75% 05/28/2035(b)	$823,000	$858,236
6.50% 05/28/2055(b)	877,000	945,454
Southern Natural Gas Co. L.L.C., 5.45%, 08/01/2035(b)	469,000	478,235
Southwest Gas Corp., 5.45%, 03/23/2028	2,000	2,055
		4,122,470
Gold-0.12%
Fortitude Global Funding, 4.63%, 10/06/2028(b)	2,006,000	2,009,263
New Gold, Inc. (Canada), 6.88%, 04/01/2032(b)	210,000	219,757
		2,229,020
Health Care Distributors-0.10%
Cardinal Health, Inc.
4.50% 09/15/2030(c)	491,200	493,963
5.45% 02/15/2034	12,000	12,490
5.15% 09/15/2035(c)	458,200	462,888
Cencora, Inc., 5.13%, 02/15/2034	12,000	12,333
McKesson Corp.
4.25% 09/15/2029	80,000	80,286
4.95% 05/30/2032(c)	900,000	923,588
		1,985,548
Health Care Equipment-0.07%
GE HealthCare Technologies, Inc., 4.80%, 01/15/2031	557,000	567,733
Smith & Nephew PLC (United Kingdom)
5.15% 03/20/2027	20,000	20,245
5.40% 03/20/2034	40,000	41,393
Stryker Corp.
4.55% 02/10/2027	55,000	55,362
4.25% 09/11/2029	90,000	90,406
4.85% 02/10/2030	250,000	256,477
5.20% 02/10/2035	324,000	334,050
		1,365,666
Health Care Facilities-0.01%
Adventist Health System, 5.76%, 12/01/2034	18,000	18,640
Universal Health Services, Inc.
4.63% 10/15/2029	83,000	83,267
5.05% 10/15/2034	126,000	123,498
UPMC
5.04% 05/15/2033	25,000	25,554
5.38% 05/15/2043	30,000	29,743
		280,702
Health Care REITs-0.04%
National Health Investors, Inc., 5.35%, 02/01/2033(c)	357,000	353,178
Omega Healthcare Investors, Inc., 5.20%, 07/01/2030	447,000	453,718
		806,896
Health Care Services-1.25%
Cigna Group (The), 4.50%, 09/15/2030	1,385,800	1,391,504
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Total Return Bond ETF (GTO)—(continued)
October 31, 2025
	Principal Amount	Value
Health Care Services-(continued)
CommonSpirit Health
4.35% 09/01/2030(c)	$832,000	$830,295
5.32% 12/01/2034	130,000	132,880
4.83% 09/01/2035	2,085,000	2,078,991
4.98% 09/01/2035	1,251,000	1,245,807
5.58% 09/01/2045	669,000	665,630
5.55% 12/01/2054	128,000	125,805
5.66% 09/01/2055	586,000	584,665
CVS Health Corp.
5.00% 01/30/2029	3,000	3,063
5.25% 01/30/2031	3,000	3,095
5.00% 09/15/2032(c)	212,000	215,425
5.45% 09/15/2035	878,000	896,919
6.75% 12/10/2054(e)	1,792,000	1,863,945
7.00% 03/10/2055(e)	8,157,000	8,583,007
6.20% 09/15/2055(c)	1,984,000	2,039,246
6.00% 06/01/2063	3,000	2,968
6.25% 09/15/2065	629,000	641,264
DaVita, Inc., 6.88%, 09/01/2032(b)	11,000	11,407
HCA, Inc.
5.00% 03/01/2028	90,000	91,686
4.30% 11/15/2030	418,000	416,059
5.45% 09/15/2034	39,000	40,147
5.75% 03/01/2035	162,000	170,043
5.90% 06/01/2053	3,000	2,989
6.20% 03/01/2055	194,000	201,650
Icon Investments Six DAC
5.81% 05/08/2027	623,000	636,195
5.85% 05/08/2029	521,000	544,472
6.00% 05/08/2034	440,000	461,831
Laboratory Corp. of America Holdings, 4.35%, 04/01/2030	136,000	136,254
Piedmont Healthcare, Inc., 2.86%, 01/01/2052	67,000	43,211
Quest Diagnostics, Inc., 6.40%, 11/30/2033	3,000	3,335
		24,063,788
Health Care Supplies-0.25%
180 Medical, Inc. (United Kingdom), 5.30%, 10/08/2035(b)	845,000	837,871
DENTSPLY SIRONA, Inc., 8.38%, 09/12/2055(e)	3,694,000	3,808,999
Solventum Corp.
5.45% 02/25/2027	10,000	10,152
5.40% 03/01/2029	26,000	26,897
5.60% 03/23/2034	42,000	43,702
		4,727,621
Highways & Railtracks-0.06%
Burlington Northern Santa Fe LLC, 5.80%, 03/15/2056(c)	828,000	861,937
TransJamaican Highway Ltd. (Jamaica), 5.75%, 10/10/2036(b)	328,164	305,491
		1,167,428
	Principal Amount	Value
Home Improvement Retail-0.09%
Home Depot, Inc. (The)
4.90% 04/15/2029	$21,000	$21,621
3.95% 09/15/2030(c)	716,000	712,541
4.65% 09/15/2035(c)	963,000	953,883
Lowe’s Cos., Inc.
5.80% 09/15/2062	2,000	2,002
5.85% 04/01/2063	3,000	3,037
		1,693,084
Homebuilding-0.03%
D.R. Horton, Inc., 5.00%, 10/15/2034	52,000	52,622
Toll Brothers Finance Corp., 5.60%, 06/15/2035(c)	533,000	546,893
		599,515
Hotel & Resort REITs-0.04%
Phillips Edison Grocery Center Operating Partnership I L.P.
5.25% 08/15/2032	410,000	419,986
5.75% 07/15/2034	10,000	10,452
4.95% 01/15/2035(c)	337,000	333,403
		763,841
Hotels, Resorts & Cruise Lines-0.36%
Carnival Corp.
7.88% 06/01/2027	147,000	154,352
7.00% 08/15/2029(b)	17,000	17,888
5.75% 03/15/2030(b)	430,000	443,179
5.88% 06/15/2031(b)	2,271,000	2,343,831
5.75% 08/01/2032(b)	1,729,000	1,778,333
Expedia Group, Inc., 5.40%, 02/15/2035	168,000	172,337
Hilton Domestic Operating Co., Inc.
5.88% 04/01/2029(b)	158,000	161,387
6.13% 04/01/2032(b)	73,000	75,382
5.75% 09/15/2033(b)	903,000	920,496
Marriott International, Inc.
4.88% 05/15/2029	8,000	8,166
4.80% 03/15/2030	87,000	88,759
5.30% 05/15/2034	6,000	6,162
5.35% 03/15/2035	51,000	52,366
Marriott Ownership Resorts, Inc., 6.50%, 10/01/2033(b)	648,000	639,755
Royal Caribbean Cruises Ltd.
6.25% 03/15/2032(b)	60,000	61,936
6.00% 02/01/2033(b)	67,000	68,806
		6,993,135
Household Appliances-0.02%
Whirlpool Corp.
6.13% 06/15/2030(c)	141,000	139,703
6.50% 06/15/2033(c)	282,000	275,347
		415,050
Independent Power Producers & Energy Traders-0.14%
AES Corp. (The), 5.80%, 03/15/2032	554,000	566,818
FIEMEX Energia - Banco Actinver S.A. Institucion de Banca Multiple (Mexico), 7.25%, 01/31/2041(b)	636,896	674,709
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Total Return Bond ETF (GTO)—(continued)
October 31, 2025
	Principal Amount	Value
Independent Power Producers & Energy Traders-(continued)
Vistra Corp.
7.00% (b)(e)(f)	$619,000	$626,835
Series C, 8.88% (b)(e)(f)	696,000	765,838
		2,634,200
Industrial Conglomerates-0.11%
Honeywell International, Inc.
4.88% 09/01/2029	34,000	35,015
4.95% 09/01/2031	42,000	43,438
5.00% 03/01/2035	28,000	28,547
5.35% 03/01/2064	68,000	66,119
Siemens Funding B.V. (Germany)
4.60% 05/28/2030(b)	702,000	715,094
5.20% 05/28/2035(b)	605,000	627,409
5.90% 05/28/2065(b)	576,000	622,056
		2,137,678
Industrial Machinery & Supplies & Components-0.11%
Enpro, Inc., 6.13%, 06/01/2033(b)	1,591,000	1,631,516
Ingersoll Rand, Inc.
5.20% 06/15/2027	33,000	33,503
5.40% 08/14/2028	3,000	3,100
Nordson Corp.
5.60% 09/15/2028	3,000	3,111
5.80% 09/15/2033	3,000	3,212
nVent Finance S.a.r.l. (United Kingdom), 5.65%, 05/15/2033	4,000	4,194
Weir Group, Inc. (United Kingdom), 5.35%, 05/06/2030(b)	508,000	521,325
		2,199,961
Industrial REITs-0.00%
LXP Industrial Trust, 6.75%, 11/15/2028	2,000	2,127
Insurance Brokers-0.01%
Arthur J. Gallagher & Co.
4.85% 12/15/2029	27,000	27,578
5.00% 02/15/2032	32,000	32,668
5.15% 02/15/2035	45,000	45,462
6.75% 02/15/2054	4,000	4,511
Marsh & McLennan Cos., Inc.
5.40% 09/15/2033	4,000	4,213
5.45% 03/15/2053	3,000	2,986
5.70% 09/15/2053	5,000	5,154
		122,572
Integrated Oil & Gas-1.59%
Ecopetrol S.A. (Colombia)
8.88% 01/13/2033(c)	1,780,000	1,929,007
8.38% 01/19/2036	244,000	253,143
Eni S.p.A. (Italy), 5.50%, 05/15/2034(b)	537,000	553,770
Occidental Petroleum Corp.
5.00% 08/01/2027	40,000	40,599
5.20% 08/01/2029	42,000	42,914
6.45% 09/15/2036	16,000	16,999
4.63% 06/15/2045	542,000	437,621
4.40% 04/15/2046	420,000	333,225
	Principal Amount	Value
Integrated Oil & Gas-(continued)
Petroleos Mexicanos (Mexico)
8.75% 06/02/2029	$2,253,000	$2,432,715
6.63% 06/15/2035	3,738,000	3,590,127
SA Global Sukuk Ltd. (Saudi Arabia)
4.13% 09/17/2030(b)(c)	5,350,000	5,272,465
4.63% 09/17/2035(b)(c)	5,086,000	4,990,027
Saudi Arabian Oil Co. (Saudi Arabia)
4.75% 06/02/2030(b)	2,955,000	3,005,050
5.38% 06/02/2035(b)	3,590,000	3,715,093
6.38% 06/02/2055(b)	3,683,000	3,973,382
		30,586,137
Integrated Telecommunication Services-0.63%
AT&T, Inc.
5.40% 02/15/2034	2,000	2,069
3.55% 09/15/2055	2,000	1,373
6.05% 08/15/2056(c)	446,000	458,789
British Telecommunications PLC (United Kingdom), 4.25%, 11/23/2081(b)(e)	1,460,000	1,444,941
Iliad Holding S.A.S. (France), 8.50%, 04/15/2031(b)	184,000	197,661
NTT Finance Corp. (Japan)
4.88% 07/16/2030(b)	598,000	609,466
5.50% 07/16/2035(b)	687,000	716,392
TELUS Corp. (Canada)
6.63% 10/15/2055(e)	1,173,000	1,210,507
7.00% 10/15/2055(e)	1,159,000	1,237,209
Verizon Communications, Inc., 5.25%, 04/02/2035(c)	613,000	620,300
WULF Compute LLC, 7.75%, 10/15/2030(b)	4,882,000	5,075,107
Zegona Finance PLC (United Kingdom), 8.63%, 07/15/2029(b)	557,000	593,472
		12,167,286
Interactive Media & Services-1.48%
Alphabet, Inc., 5.30%, 05/15/2065	306,000	300,934
Flutter Treasury DAC (Ireland), 5.88%, 06/04/2031(b)(c)	1,139,000	1,153,949
Match Group Holdings II LLC, 6.13%, 09/15/2033(b)	1,528,000	1,539,729
Meta Platforms, Inc.
4.55% 08/15/2031	72,000	73,099
4.75% 08/15/2034	152,000	152,770
4.88% 11/15/2035	5,730,800	5,758,359
5.40% 08/15/2054(c)	265,000	255,362
5.63% 11/15/2055	4,280,000	4,251,376
5.75% 05/15/2063	7,000	6,984
5.55% 08/15/2064	129,000	125,017
5.75% 11/15/2065	10,027,000	9,952,222
WarnerMedia Holdings, Inc., 5.05%, 03/15/2042(c)	6,103,000	4,905,653
		28,475,454
Internet Services & Infrastructure-1.37%
Beignet Investor LLC, 6.58%, 05/30/2049(b)	19,977,000	21,325,736
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Total Return Bond ETF (GTO)—(continued)
October 31, 2025
	Principal Amount	Value
Internet Services & Infrastructure-(continued)
CoreWeave, Inc.
9.25% 06/01/2030(b)(c)	$3,601,000	$3,640,974
9.00% 02/01/2031(b)(c)	1,376,000	1,381,745
		26,348,455
Investment Banking & Brokerage-1.52%
Brookfield Finance, Inc. (Canada), 5.33%, 01/15/2036	2,845,000	2,867,297
Charles Schwab Corp. (The)
Series I, 4.00% (e)(f)	422,000	418,662
Series K, 5.00% (e)(f)	5,000	5,017
Goldman Sachs Group, Inc. (The)
4.97% (SOFR + 0.79%), 12/09/2026(d)	6,000	6,004
5.34% (SOFR + 1.29%), 04/23/2028(d)	309,000	311,627
5.73% 04/25/2030(e)	29,000	30,310
5.05% 07/23/2030(e)	56,000	57,313
4.69% 10/23/2030(e)	84,000	85,079
5.21% 01/28/2031(e)	122,000	125,925
5.22% 04/23/2031(e)	357,000	368,496
4.37% 10/21/2031(e)	3,682,800	3,667,743
5.85% 04/25/2035(e)	4,000	4,266
5.33% 07/23/2035(e)	14,000	14,423
5.54% 01/28/2036(e)	35,000	36,438
4.94% 10/21/2036(c)(e)	2,682,600	2,670,539
5.73% 01/28/2056(e)	343,000	355,350
Series V, 4.13% (c)(e)(f)	459,000	453,085
Series W, 7.50% (c)(e)(f)	2,962,000	3,150,051
Series X, 7.50% (e)(f)	2,979,000	3,161,455
Morgan Stanley
5.12% 02/01/2029(e)	3,000	3,062
4.99% 04/12/2029(e)	138,000	140,588
5.16% 04/20/2029(e)	13,000	13,293
5.45% 07/20/2029(e)	5,000	5,160
6.41% 11/01/2029(e)	11,000	11,664
5.17% 01/16/2030(e)	11,000	11,298
5.04% 07/19/2030(e)	152,000	155,992
4.65% 10/18/2030(e)	126,000	127,532
5.23% 01/15/2031(e)	569,000	587,578
5.19% 04/17/2031(e)	408,000	420,683
5.25% 04/21/2034(e)	3,000	3,097
5.42% 07/21/2034(e)	1,000	1,044
5.47% 01/18/2035(e)	2,000	2,081
5.83% 04/19/2035(e)	3,000	3,200
5.32% 07/19/2035(e)	5,000	5,144
5.59% 01/18/2036(e)	24,000	25,144
5.66% 04/17/2036(e)	7,000	7,374
5.95% 01/19/2038(e)	3,000	3,148
Series I, 4.36% 10/22/2031(c)(e)	3,787,100	3,775,111
Series I, 4.89% 10/22/2036(e)	4,078,800	4,057,953
Raymond James Financial, Inc.
4.90% 09/11/2035	1,235,000	1,222,318
5.65% 09/11/2055	951,000	938,524
		29,310,068
	Principal Amount	Value
IT Consulting & Other Services-0.11%
International Business Machines Corp.
4.80% 02/10/2030	$844,000	$864,204
5.20% 02/10/2035(c)	481,000	492,780
5.70% 02/10/2055(c)	668,000	668,694
		2,025,678
Leisure Facilities-0.04%
Vail Resorts, Inc., 5.63%, 07/15/2030(b)	764,000	775,303
Leisure Products-0.00%
Brunswick Corp., 5.85%, 03/18/2029	16,000	16,535
Life & Health Insurance-1.53%
200 Park Funding Trust, 5.74%, 02/15/2055(b)(c)	387,000	392,386
AIA Group Ltd. (Hong Kong)
5.38% 04/05/2034(b)(c)	1,045,000	1,089,111
4.95% 03/30/2035(b)	2,160,000	2,189,501
5.40% 09/30/2054(b)(c)	1,241,000	1,227,021
American National Global Funding, 5.55%, 01/28/2030(b)	32,000	33,031
American National Group, Inc.
6.00% 07/15/2035	655,000	665,908
7.00% 12/01/2055(e)	2,168,000	2,222,944
Athene Global Funding, 5.58%, 01/09/2029(b)	53,000	54,566
Athene Holding Ltd.
6.25% 04/01/2054	24,000	23,929
6.63% 05/19/2055	148,000	155,140
Belrose Funding Trust II, 6.79%, 05/15/2055(b)	682,000	727,442
Constellation Global Funding, 4.85%, 10/22/2030(b)(c)	2,156,000	2,143,157
Corebridge Global Funding
5.90% 09/19/2028(b)	7,000	7,326
5.20% 01/12/2029(b)	62,000	63,688
5.20% 06/24/2029(b)	54,000	55,483
Dai-ichi Life Insurance Co. Ltd. (The) (Japan), 6.20%(b)(e)(f)	562,000	590,572
Delaware Life Global Funding, Series 21-1, 2.66%, 06/29/2026(b)	4,125,000	4,071,063
FWD Group Holdings Ltd. (Hong Kong)
5.25% 09/22/2030(b)	582,000	588,461
5.84% 09/22/2035(b)	628,000	641,791
GA Global Funding Trust
5.50% 01/08/2029(b)	352,000	363,408
4.50% 09/18/2030(b)	3,183,000	3,141,490
High Street Funding Trust III, 5.81%, 02/15/2055(b)(c)	359,000	360,575
Jackson National Life Global Funding, 4.70%, 06/05/2028(b)	665,000	671,574
Lincoln Financial Global Funding, 4.63%, 08/18/2030(b)	399,000	400,496
MAG Mutual Holding Co., 4.75%, 04/30/2041(b)(h)	3,179,000	2,950,112
MassMutual Global Funding II, 4.55%, 05/07/2030(b)	608,000	614,084
MetLife, Inc.
5.25% 01/15/2054	4,000	3,881
Series G, 6.35% 03/15/2055(e)	411,000	437,383
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Total Return Bond ETF (GTO)—(continued)
October 31, 2025
	Principal Amount	Value
Life & Health Insurance-(continued)
Nippon Life Insurance Co. (Japan)
5.95% 04/16/2054(b)(e)	$582,000	$609,981
6.50% 04/30/2055(b)(e)	458,000	496,714
Penn Mutual Life Insurance Co. (The), 3.80%, 04/29/2061(b)	2,000	1,360
Pricoa Global Funding I, 4.65%, 08/27/2031(b)	359,000	363,374
Prudential Financial, Inc., 5.20%, 03/14/2035(c)	366,000	376,110
Wynnton Funding Trust, 5.25%, 08/15/2035(b)	1,609,000	1,623,579
		29,356,641
Managed Health Care-0.00%
UnitedHealth Group, Inc.
5.25% 02/15/2028	2,000	2,054
5.30% 02/15/2030	2,000	2,084
5.35% 02/15/2033	3,000	3,134
5.05% 04/15/2053	2,000	1,837
5.63% 07/15/2054	32,000	31,857
5.75% 07/15/2064	57,000	56,969
		97,935
Marine Transportation-0.37%
A.P. Moller - Maersk A/S, 5.88%, 09/14/2033(b)	3,000	3,207
NCL Corp. Ltd.
5.88% 01/15/2031(b)	1,958,000	1,958,297
6.25% 09/15/2033(b)(c)	1,105,000	1,118,309
Stena International S.A. (Sweden), 7.63%, 02/15/2031(b)(c)	578,000	592,594
Viking Cruises Ltd., 5.88%, 10/15/2033(b)	3,457,000	3,516,431
		7,188,838
Metal, Glass & Plastic Containers-0.31%
Ball Corp., 5.50%, 09/15/2033	3,399,000	3,442,901
Crown Americas LLC, 5.88%, 06/01/2033(b)	1,150,000	1,166,505
Smurfit Kappa Treasury Unlimited Co. (Ireland)
5.20% 01/15/2030	700,000	722,375
5.44% 04/03/2034	558,000	578,040
		5,909,821
Movies & Entertainment-0.00%
Netflix, Inc., 5.40%, 08/15/2054	17,000	16,872
Multi-Family Residential REITs-0.01%
AvalonBay Communities, Inc., 5.30%, 12/07/2033	13,000	13,557
Essex Portfolio L.P., 5.50%, 04/01/2034	9,000	9,366
Invitation Homes Operating Partnership L.P., 4.88%, 02/01/2035	51,000	50,540
Mid-America Apartments L.P., 5.30%, 02/15/2032	63,000	65,559
UDR, Inc., 5.13%, 09/01/2034	19,000	19,332
		158,354
	Principal Amount	Value
Multi-line Insurance-0.02%
Metropolitan Life Global Funding I, 5.15%, 03/28/2033(b)	$362,000	$375,645
Multi-Utilities-0.94%
Algonquin Power & Utilities Corp. (Canada), 5.37%, 06/15/2026	24,000	24,118
Ameren Illinois Co., 4.95%, 06/01/2033	2,000	2,053
Black Hills Corp., 6.15%, 05/15/2034	13,000	13,942
CenterPoint Energy, Inc.
5.95% 04/01/2056(c)(e)	3,273,000	3,296,726
Conv., 3.00% 08/01/2028(b)	3,272,000	3,321,571
Dominion Energy, Inc.
5.38% 11/15/2032	2,000	2,082
6.00% 02/15/2056(c)(e)	2,490,000	2,523,639
6.20% 02/15/2056(c)(e)	2,300,000	2,327,215
DTE Electric Co.
5.20% 03/01/2034	12,000	12,435
5.85% 05/15/2055	168,000	177,218
DTE Energy Co.
4.95% 07/01/2027	68,000	68,841
5.85% 06/01/2034	9,000	9,573
ENGIE S.A. (France)
5.25% 04/10/2029(b)	566,000	584,491
5.63% 04/10/2034(b)(c)	478,000	501,485
5.88% 04/10/2054(b)(c)	514,000	535,580
NiSource, Inc.
5.25% 03/30/2028	3,000	3,076
5.35% 04/01/2034	22,000	22,641
5.85% 04/01/2055(c)	287,000	293,201
Public Service Enterprise Group, Inc., 5.88%, 10/15/2028	16,000	16,756
Sempra
6.88% 10/01/2054(e)	51,000	52,845
6.63% 04/01/2055(c)(e)	367,000	374,861
6.38% 04/01/2056(e)	1,982,000	2,037,321
WEC Energy Group, Inc.
5.15% 10/01/2027	5,000	5,097
Conv., 3.38% 06/01/2028(b)	1,792,000	1,848,896
		18,055,663
Office REITs-0.15%
Boston Properties L.P., Conv., 2.00%, 10/01/2030(b)	1,857,000	1,826,360
Brandywine Operating Partnership L.P.
8.30% 03/15/2028	134,000	143,230
8.88% 04/12/2029(c)	397,000	431,549
COPT Defense Properties L.P., 4.50%, 10/15/2030	346,000	344,121
Cousins Properties L.P.
5.38% 02/15/2032	51,000	52,150
5.88% 10/01/2034	50,000	52,264
Piedmont Operating Partnership L.P., 6.88%, 07/15/2029	54,000	57,222
		2,906,896
Oil & Gas Equipment & Services-0.00%
Northern Natural Gas Co., 5.63%, 02/01/2054(b)	12,000	11,906
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Total Return Bond ETF (GTO)—(continued)
October 31, 2025
	Principal Amount	Value
Oil & Gas Exploration & Production-0.22%
Aethon United BR L.P./Aethon United Finance Corp., 7.50%, 10/01/2029(b)	$230,000	$238,816
ConocoPhillips Co., 5.70%, 09/15/2063	10,000	9,900
Diamondback Energy, Inc.
5.20% 04/18/2027	29,000	29,405
5.15% 01/30/2030	46,000	47,222
5.90% 04/18/2064	22,000	21,104
EOG Resources, Inc.
4.40% 07/15/2028	190,000	191,960
5.35% 01/15/2036	374,000	385,181
5.95% 07/15/2055	847,000	884,620
Expand Energy Corp., 5.38%, 03/15/2030	24,000	24,360
Hilcorp Energy I L.P./Hilcorp Finance Co.
6.88% 05/15/2034(b)	115,000	109,363
7.25% 02/15/2035(b)(c)	211,000	203,453
Transocean Titan Financing Ltd., 8.38%, 02/01/2028(b)	12,143	12,487
Uzbekneftegaz JSC (Uzbekistan), 4.75%, 11/16/2028(b)	1,278,000	1,216,877
Var Energi ASA (Norway), 5.88%, 05/22/2030(b)	519,000	540,580
Woodside Finance Ltd. (Australia), 5.70%, 05/19/2032	220,000	228,880
		4,144,208
Oil & Gas Refining & Marketing-0.36%
Empresa Nacional del Petroleo (Chile), 5.95%, 07/30/2034(b)(c)	929,000	978,490
Raizen Fuels Finance S.A. (Brazil)
6.70% 02/25/2037(b)(c)	546,000	456,459
6.95% 03/05/2054(b)(c)	932,000	723,185
Sunoco L.P.
5.63% 03/15/2031(b)	1,159,000	1,160,472
5.88% 03/15/2034(b)	2,157,000	2,158,037
7.88% (b)(e)(f)	1,378,000	1,400,413
		6,877,056
Oil & Gas Storage & Transportation-2.23%
Antero Midstream Partners L.P./Antero Midstream Finance Corp.
6.63% 02/01/2032(b)(c)	431,000	446,582
5.75% 10/15/2033(b)	4,474,000	4,470,531
Cheniere Energy Partners L.P., 5.95%, 06/30/2033	2,000	2,112
Columbia Pipelines Holding Co. LLC
6.06% 08/15/2026(b)	3,000	3,035
5.10% 10/01/2031(b)	56,000	57,049
Columbia Pipelines Operating Co. LLC, 5.70%, 10/01/2054(b)	194,000	186,533
Eastern Energy Gas Holdings LLC, 5.65%, 10/15/2054	109,000	107,355
Enbridge, Inc. (Canada)
5.70% 03/08/2033	3,000	3,161
7.63% 01/15/2083(e)	3,000	3,258
	Principal Amount	Value
Oil & Gas Storage & Transportation-(continued)
Energy Transfer L.P.
6.05% 12/01/2026	$5,000	$5,086
5.50% 06/01/2027	3,000	3,049
6.10% 12/01/2028	2,000	2,103
6.40% 12/01/2030	3,000	3,248
5.55% 05/15/2034	22,000	22,599
5.95% 05/15/2054	24,000	23,186
8.00% 05/15/2054(e)	940,000	1,004,355
6.05% 09/01/2054	223,000	217,757
7.13% 10/01/2054(c)(e)	3,561,000	3,683,570
6.50% 02/15/2056(e)	4,559,000	4,521,902
6.75% 02/15/2056(e)	3,777,000	3,791,817
Enterprise Products Operating LLC
4.30% 06/20/2028	606,000	610,498
5.20% 01/15/2036(c)	787,000	801,818
Florida Gas Transmission Co. LLC, 5.75%, 07/15/2035(b)	460,000	478,864
GreenSaif Pipelines Bidco S.a.r.l. (Saudi Arabia)
5.85% 02/23/2036(b)	4,380,000	4,618,781
6.13% 02/23/2038(b)	383,000	411,965
6.51% 02/23/2042(b)	970,000	1,064,583
6.10% 08/23/2042(b)	2,330,000	2,478,682
Gulfstream Natural Gas System L.L.C., 5.60%, 07/23/2035(b)	951,000	975,486
Kinder Morgan, Inc.
7.80% 08/01/2031	4,000	4,645
4.80% 02/01/2033	3,000	3,008
5.20% 06/01/2033	2,000	2,050
Kodiak Gas Services LLC, 6.50%, 10/01/2033(b)(c)	672,000	689,064
MPLX L.P.
4.80% 02/15/2031	1,343,000	1,354,738
5.00% 01/15/2033	819,000	819,433
5.40% 09/15/2035	1,500,000	1,507,032
4.95% 03/14/2052	3,000	2,561
6.20% 09/15/2055	1,214,000	1,222,547
NGL Energy Operating LLC/NGL Energy Finance Corp., 8.38%, 02/15/2032(b)(c)	213,000	217,981
Northriver Midstream Finance L.P. (Canada), 6.75%, 07/15/2032(b)	75,000	76,489
South Bow Canadian infrastructure Holdings Ltd. (Canada), 7.50%, 03/01/2055(c)(e)	489,000	523,551
South Bow Canadian Infrastructure Holdings Ltd. (Canada), 7.63%, 03/01/2055(e)	1,175,000	1,224,337
South Bow USA Infrastructure Holdings LLC (Canada)
4.91% 09/01/2027	158,000	159,210
5.03% 10/01/2029	178,000	179,908
5.58% 10/01/2034	130,000	130,546
6.18% 10/01/2054	124,000	120,282
Southern Co. Gas Capital Corp.
5.75% 09/15/2033	3,000	3,177
Series A, 4.05% 09/15/2028	197,000	196,717
Series B, 5.10% 09/15/2035(c)	656,600	660,792
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Total Return Bond ETF (GTO)—(continued)
October 31, 2025
	Principal Amount	Value
Oil & Gas Storage & Transportation-(continued)
Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp., 7.38%, 02/15/2029(b)	$418,000	$430,590
Venture Global LNG, Inc.
9.50% 02/01/2029(b)(c)	300,000	323,066
9.88% 02/01/2032(b)(c)	97,000	103,671
Venture Global Plaquemines LNG LLC
7.50% 05/01/2033(b)	456,000	501,782
6.50% 01/15/2034(b)	404,000	423,428
7.75% 05/01/2035(b)	819,000	924,735
6.75% 01/15/2036(b)	242,000	256,459
Western Midstream Operating L.P.
6.15% 04/01/2033	3,000	3,163
5.45% 11/15/2034	72,000	71,926
5.30% 03/01/2048	396,000	342,277
Williams Cos., Inc. (The)
5.30% 08/15/2028	16,000	16,486
4.80% 11/15/2029	80,000	81,497
5.65% 03/15/2033	2,000	2,104
5.15% 03/15/2034	22,000	22,358
5.80% 11/15/2054	80,000	80,348
6.00% 03/15/2055	233,000	240,533
		42,921,456
Other Specialized REITs-0.01%
Simon Property Group L.P., 4.75%, 09/26/2034	149,000	148,140
Other Specialty Retail-0.00%
Tractor Supply Co., 5.25%, 05/15/2033	3,000	3,106
Packaged Foods & Meats-0.14%
Campbell’s Co. (The)
5.30% 03/20/2026	13,000	13,049
5.20% 03/21/2029	12,000	12,333
5.40% 03/21/2034	13,000	13,361
5.25% 10/13/2054	66,000	62,056
General Mills, Inc., 5.50%, 10/17/2028	9,000	9,331
J.M. Smucker Co. (The), 6.20%, 11/15/2033	2,000	2,170
Mars, Inc.
4.60% 03/01/2028(b)(c)	552,000	558,579
4.80% 03/01/2030(b)(c)	154,000	157,350
5.00% 03/01/2032(b)	389,000	399,881
5.20% 03/01/2035(b)	327,000	335,751
5.65% 05/01/2045(b)	292,000	297,801
5.70% 05/01/2055(b)	368,000	374,706
5.80% 05/01/2065(b)	251,000	258,410
McCormick & Co., Inc., 4.70%, 10/15/2034	99,000	97,480
Post Holdings, Inc., 6.25%, 10/15/2034(b)(c)	116,000	117,649
		2,709,907
Paper & Plastic Packaging Products & Materials-0.11%
Cascades, Inc./Cascades USA, Inc. (Canada), 6.75%, 07/15/2030(b)(c)	442,000	452,460
	Principal Amount	Value
Paper & Plastic Packaging Products & Materials-(continued)
Graphic Packaging International LLC, 6.38%, 07/15/2032(b)(c)	$319,000	$323,586
Sealed Air Corp., 7.25%, 02/15/2031(b)(c)	1,198,000	1,259,066
		2,035,112
Paper Products-0.01%
Magnera Corp., 7.25%, 11/15/2031(b)(c)	116,000	100,269
Passenger Airlines-0.49%
American Airlines Pass-Through Trust
4.90% 05/11/2038	2,260,000	2,266,523
Series 2021-1, Class A, 2.88% 07/11/2034	5,035	4,590
Series 2021-1, Class B, 3.95% 07/11/2030	91,980	87,911
Series B, 5.65% 11/11/2034	959,000	970,568
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, 04/20/2026(b)	593,867	595,748
AS Mileage Plan IP Ltd.
5.02% 10/20/2029(b)	73,000	72,822
5.31% 10/20/2031(b)	69,000	68,711
British Airways Pass-Through Trust (United Kingdom), Series 2021-1, Class A, 2.90%, 03/15/2035(b)	34,231	31,468
Delta Air Lines, Inc.
4.95% 07/10/2028	522,000	529,283
5.25% 07/10/2030	593,000	606,311
Delta Air Lines, Inc./SkyMiles IP Ltd., 4.75%, 10/20/2028(b)	6,262	6,307
Southwest Airlines Co., 4.38%, 11/15/2028	4,000,000	3,991,994
United Airlines Pass-Through Trust
Series 2020-1, Class A, 5.88% 10/15/2027	1,700	1,741
Series 24-A, 5.88% 02/15/2037	76,276	78,296
Series AA, 5.45% 02/15/2037	57,931	59,988
		9,372,261
Passenger Ground Transportation-0.10%
Uber Technologies, Inc.
4.30% 01/15/2030	212,000	212,759
4.15% 01/15/2031	1,155,800	1,145,378
4.80% 09/15/2035	421,000	418,078
5.35% 09/15/2054	131,000	126,830
		1,903,045
Personal Care Products-0.00%
Coty Inc./HFC Prestige Products Inc./ HFC Prestige International US LLC, 5.60%, 01/15/2031(b)	2,000	2,008
Pharmaceuticals-0.82%
AstraZeneca Finance LLC (United Kingdom)
4.85% 02/26/2029	42,000	43,112
4.90% 02/26/2031	96,000	99,391
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Total Return Bond ETF (GTO)—(continued)
October 31, 2025
	Principal Amount	Value
Pharmaceuticals-(continued)
Bristol-Myers Squibb Co.
4.90% 02/22/2029	$12,000	$12,317
5.75% 02/01/2031	11,000	11,778
5.90% 11/15/2033	3,000	3,265
6.25% 11/15/2053	9,000	9,858
6.40% 11/15/2063	16,000	17,705
Eli Lilly and Co.
4.70% 02/09/2034	2,000	2,024
5.00% 02/09/2054	42,000	39,894
5.55% 10/15/2055	833,800	854,700
5.10% 02/09/2064	259,000	245,075
5.20% 08/14/2064	37,000	35,427
5.65% 10/15/2065	693,000	714,383
EMD Finance LLC (Germany)
4.13% 08/15/2028(b)	655,000	655,208
4.38% 10/15/2030(b)	6,654,000	6,663,612
4.63% 10/15/2032(b)	1,465,000	1,465,530
5.00% 10/15/2035(b)	821,000	823,788
Merck & Co., Inc.
4.30% 05/17/2030	14,000	14,136
4.90% 05/17/2044	19,000	18,110
5.15% 05/17/2063	3,000	2,843
Novartis Capital Corp.
4.20% 09/18/2034(c)	174,000	170,495
4.70% 09/18/2054	206,000	188,018
Takeda U.S. Financing, Inc.
5.20% 07/07/2035	871,000	886,555
5.90% 07/07/2055(c)	869,000	899,962
Teva Pharmaceuticals Finance Netherlands B.V. (Israel), 6.00%, 12/01/2032(c)	1,046,000	1,092,592
Zoetis, Inc., 4.15%, 08/17/2028	724,000	726,296
		15,696,074
Property & Casualty Insurance-0.16%
American International Group, Inc., 4.85%, 05/07/2030	118,000	120,764
CNA Financial Corp., 5.20%, 08/15/2035	1,638,000	1,642,363
Fairfax Financial Holdings Ltd. (Canada), 6.10%, 03/15/2055	111,000	114,705
Hanover Insurance Group, Inc. (The), 5.50%, 09/01/2035	447,000	454,394
Travelers Cos., Inc. (The)
5.05% 07/24/2035	190,000	193,815
5.45% 05/25/2053	3,000	3,028
5.70% 07/24/2055	486,000	504,485
		3,033,554
Rail Transportation-0.04%
Canadian Pacific Railway Co. (Canada), 5.20%, 03/30/2035(c)	146,000	150,758
TTX Co., 5.05%, 11/15/2034(b)	597,000	615,832
		766,590
Real Estate Development-0.16%
Essential Properties L.P., 5.40%, 12/01/2035	408,200	409,508
	Principal Amount	Value
Real Estate Development-(continued)
Prologis Targeted U.S. Logistics Fund L.P.
4.25% 01/15/2031(b)	$988,000	$981,229
4.75% 01/15/2036(b)	1,699,000	1,664,569
		3,055,306
Regional Banks-0.46%
Citizens Financial Group, Inc., 5.64%, 05/21/2037(e)	3,000	3,032
Regions Financial Corp., 5.72%, 06/06/2030(e)	42,000	43,663
Synovus Financial Corp., 6.17%, 11/01/2030(e)	54,000	55,922
Truist Financial Corp.
4.96% 10/23/2036(e)	6,966,000	6,862,733
Series P, 4.95% (e)(f)	51,000	51,030
Zions Bancorp. N.A., 4.70%, 08/18/2028(e)	1,288,000	1,287,718
Zions Bancorporation N.A., 6.82%, 11/19/2035(e)	541,000	574,550
		8,878,648
Reinsurance-0.32%
Global Atlantic (Fin) Co.
6.75% 03/15/2054(b)	64,000	66,906
7.95% 10/15/2054(b)(e)	923,000	966,385
RenaissanceRe Holdings Ltd. (Bermuda), 5.75%, 06/05/2033	2,915,000	3,051,663
RGA Global Funding, 5.00%, 08/25/2032(b)	1,985,000	1,999,364
		6,084,318
Renewable Electricity-0.11%
Idaho Power Co., 5.20%, 08/15/2034	29,000	30,017
Southern Power Co.
Series A, 4.25% 10/01/2030	913,000	908,117
Series B, 4.90% 10/01/2035	1,104,000	1,093,031
		2,031,165
Research & Consulting Services-0.09%
CACI International, Inc., 6.38%, 06/15/2033(b)	160,000	166,555
Verisk Analytics, Inc.
4.50% 08/15/2030	297,400	298,844
5.13% 02/15/2036(c)	1,191,000	1,198,804
		1,664,203
Restaurants-0.84%
1011778 BC ULC/New Red Finance, Inc. (Canada), 5.63%, 09/15/2029(b)	550,000	560,461
Arcos Dorados B.V. (Brazil), 6.38%, 01/29/2032(b)	1,992,000	2,114,608
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Total Return Bond ETF (GTO)—(continued)
October 31, 2025
	Principal Amount	Value
Restaurants-(continued)
McDonald’s Corp.
4.80% 08/14/2028	$31,000	$31,609
4.60% 05/15/2030	194,000	197,188
4.40% 02/12/2031	2,661,000	2,672,175
4.95% 08/14/2033	19,000	19,587
4.95% 03/03/2035	127,000	128,706
5.00% 02/13/2036	2,700,000	2,721,027
Raising Cane’s Restaurants LLC, 9.38%, 05/01/2029(b)	7,290,000	7,631,755
		16,077,116
Retail REITs-0.18%
Agree L.P., 5.63%, 06/15/2034	16,000	16,735
Brixmor Operating Partnership L.P.
4.85% 02/15/2033	424,000	423,018
5.75% 02/15/2035	12,000	12,590
Kimco Realty OP LLC
4.85% 03/01/2035	51,000	50,790
5.30% 02/01/2036	806,000	826,104
Kite Realty Group L.P.
4.95% 12/15/2031	39,000	39,428
5.50% 03/01/2034	3,000	3,100
NNN REIT, Inc.
5.60% 10/15/2033	3,000	3,144
5.50% 06/15/2034	14,000	14,524
Realty Income Corp.
2.20% 06/15/2028	2,000	1,911
5.63% 10/13/2032	2,000	2,125
4.50% 02/01/2033	1,742,000	1,720,923
5.13% 04/15/2035	66,000	67,125
5.38% 09/01/2054	24,000	23,633
Regency Centers L.P.
5.00% 07/15/2032	166,000	170,309
5.25% 01/15/2034	3,000	3,091
5.10% 01/15/2035	20,000	20,267
		3,398,817
Self-Storage REITs-0.10%
Americold Realty Operating Partnership L.P.
5.60% 05/15/2032	273,000	276,269
5.41% 09/12/2034	85,000	83,649
Extra Space Storage L.P.
5.70% 04/01/2028	2,000	2,066
4.95% 01/15/2033	503,000	505,925
5.40% 02/01/2034	12,000	12,360
Goodman US Finance Six LLC (Australia), 5.13%, 10/07/2034(b)	21,000	21,383
Prologis L.P.
4.88% 06/15/2028	3,000	3,066
4.75% 01/15/2031(c)	454,000	463,603
5.13% 01/15/2034	3,000	3,088
5.00% 03/15/2034	33,000	33,642
5.00% 01/31/2035	52,000	52,679
5.25% 05/15/2035(c)	282,000	290,592
5.25% 03/15/2054	99,000	96,292
Public Storage Operating Co., 5.35%, 08/01/2053	24,000	23,758
		1,868,372
	Principal Amount	Value
Semiconductors-2.37%
AP Grange Holdings LLC, 6.50%, 03/20/2045(b)(h)	$10,153,000	$10,761,165
Broadcom, Inc.
5.05% 07/12/2027	94,000	95,583
5.05% 07/12/2029	63,000	64,891
5.15% 11/15/2031	197,000	204,892
5.20% 07/15/2035	604,000	622,403
4.80% 02/15/2036	2,056,000	2,041,573
4.90% 02/15/2038	1,628,000	1,609,169
Foundry JV Holdco LLC
5.90% 01/25/2030(b)	1,711,000	1,799,201
5.50% 01/25/2031(b)	1,422,000	1,475,770
6.15% 01/25/2032(b)	1,967,000	2,098,688
5.90% 01/25/2033(b)	1,434,000	1,510,744
5.88% 01/25/2034(b)	1,829,000	1,890,223
6.25% 01/25/2035(b)	1,139,000	1,213,364
6.10% 01/25/2036(b)	1,328,000	1,404,424
6.20% 01/25/2037(b)	1,152,000	1,226,555
6.40% 01/25/2038(b)	1,369,000	1,479,222
6.30% 01/25/2039(b)	619,000	659,254
Kioxia Holdings Corp. (Japan)
6.25% 07/24/2030(b)	550,000	568,481
6.63% 07/24/2033(b)	533,000	556,603
Micron Technology, Inc.
5.30% 01/15/2031	9,000	9,306
6.05% 11/01/2035	165,000	176,856
SK hynix, Inc. (South Korea)
4.25% 09/11/2028(b)	5,344,000	5,350,854
4.38% 09/11/2030(b)(c)	8,809,000	8,809,724
		45,628,945
Single-Family Residential REITs-0.01%
American Homes 4 Rent L.P.
2.38% 07/15/2031	2,000	1,777
5.50% 07/15/2034	47,000	48,594
5.25% 03/15/2035	51,000	51,836
		102,207
Soft Drinks & Non-alcoholic Beverages-0.43%
Coca-Cola Co. (The), 5.40%, 05/13/2064	132,000	131,416
Coca-Cola FEMSA S.A.B. de C.V. (Mexico), 5.10%, 05/06/2035	3,486,000	3,528,348
PepsiCo, Inc.
4.10% 01/15/2029	1,325,000	1,332,177
4.60% 02/07/2030	298,000	304,757
4.30% 07/23/2030(c)	1,083,000	1,092,459
5.00% 02/07/2035	28,000	28,765
5.00% 07/23/2035	1,867,000	1,911,573
		8,329,495
Sovereign Debt-3.23%
Bahamas Government International Bond (Bahamas), 8.25%, 06/24/2036(b)	2,070,000	2,245,515
Barbados Government International Bond (Barbados), 8.00%, 06/26/2035(b)	1,603,000	1,673,131
Brazilian Government International Bond (Brazil), 6.13%, 03/15/2034	2,001,000	2,044,022
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Total Return Bond ETF (GTO)—(continued)
October 31, 2025
	Principal Amount	Value
Sovereign Debt-(continued)
Costa Rica Government International Bond (Costa Rica), 7.30%, 11/13/2054(b)	$528,000	$591,690
Egyptian Financial Co. for Sovereign Taskeek (The) (Egypt)
6.38% 04/07/2029(b)	1,577,000	1,597,684
7.95% 10/07/2032(b)	691,000	714,876
Guatemala Government Bond (Guatemala)
6.05% 08/06/2031(b)	3,287,000	3,436,558
6.25% 08/15/2036(b)(c)	2,388,000	2,522,134
6.55% 02/06/2037(b)	1,315,000	1,418,885
6.88% 08/15/2055(b)	1,856,000	2,005,241
Kuwait International Government Bond (Kuwait)
4.14% 10/09/2030(b)	1,845,000	1,841,773
4.65% 10/09/2035(b)(c)	1,870,000	1,880,042
Mexico Government International Bond (Mexico)
4.75% 03/22/2031	3,992,000	3,973,637
5.85% 07/02/2032	3,510,000	3,631,972
5.38% 03/22/2033	738,000	739,993
6.63% 01/29/2038	2,773,000	2,935,220
Series 10, 5.63% 09/22/2035	3,234,000	3,222,681
Peruvian Government International Bond (Peru), 5.38%, 02/08/2035(c)	1,806,000	1,858,392
Romanian Government International Bond (Romania)
6.63% 02/17/2028(b)(c)	1,832,000	1,910,557
5.88% 01/30/2029(b)	3,084,000	3,178,929
5.75% 09/16/2030(b)	3,868,000	3,962,573
7.13% 01/17/2033(b)	536,000	579,101
5.75% 03/24/2035(b)	2,821,000	2,766,010
6.63% 05/16/2036(b)(c)	4,070,000	4,191,938
Trinidad & Tobago Government International Bond (Trinidad), 6.40%, 06/26/2034(b)	2,215,000	2,195,619
Turkiye Government International Bond (Turkey), 6.95%, 09/16/2035	4,917,000	4,986,784
		62,104,957
Specialized Consumer Services-0.10%
Rentokil Terminix Funding LLC
5.00% 04/28/2030(b)	823,000	838,443
5.63% 04/28/2035(b)	991,000	1,021,495
		1,859,938
Specialized Finance-0.05%
Jefferson Capital Holdings LLC
9.50% 02/15/2029(b)	162,000	170,813
8.25% 05/15/2030(b)	849,000	880,940
		1,051,753
Specialty Chemicals-0.41%
OCP S.A. (Morocco)
6.10% 04/30/2030(b)	1,527,000	1,599,939
6.70% 03/01/2036(b)	1,698,000	1,831,980
	Principal Amount	Value
Specialty Chemicals-(continued)
Sherwin-Williams Co. (The)
4.30% 08/15/2028	$2,189,000	$2,200,338
4.50% 08/15/2030	732,000	737,079
5.15% 08/15/2035	860,000	878,010
Sociedad Quimica y Minera de Chile S.A. (Chile), 6.50%, 11/07/2033(b)	185,000	199,564
Solstice Advanced Materials, Inc., 5.63%, 09/30/2033(b)	516,000	516,779
		7,963,689
Steel-0.54%
Cleveland-Cliffs, Inc.
6.88% 11/01/2029(b)	718,000	737,902
7.63% 01/15/2034(b)	6,233,000	6,485,012
POSCO (South Korea), 5.63%, 01/17/2026(b)	774,000	775,960
POSCO Holdings, Inc. (South Korea)
5.13% 05/07/2030(b)	1,381,000	1,416,045
5.75% 05/07/2035(b)	860,000	908,447
		10,323,366
Systems Software-0.31%
Oracle Corp.
4.45% 09/26/2030	1,403,900	1,392,632
6.25% 11/09/2032	3,000	3,215
4.90% 02/06/2033	2,000	1,987
4.70% 09/27/2034	118,000	113,372
5.20% 09/26/2035	1,020,000	1,004,953
5.88% 09/26/2045	1,595,000	1,537,053
6.90% 11/09/2052	2,000	2,134
5.38% 09/27/2054	211,000	185,677
6.00% 08/03/2055	142,000	135,954
5.95% 09/26/2055(c)	1,113,000	1,056,006
5.50% 09/27/2064	367,000	320,385
6.13% 08/03/2065(c)	273,000	261,146
		6,014,514
Technology Hardware, Storage & Peripherals-0.01%
Hewlett Packard Enterprise Co.
5.00% 10/15/2034	87,000	86,116
5.60% 10/15/2054	192,000	181,632
		267,748
Tobacco-0.34%
B.A.T. Capital Corp. (United Kingdom)
5.83% 02/20/2031	39,000	41,320
4.63% 03/22/2033	932,000	921,036
6.00% 02/20/2034	12,000	12,819
7.08% 08/02/2043	3,000	3,387
7.08% 08/02/2053	2,000	2,288
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Total Return Bond ETF (GTO)—(continued)
October 31, 2025
	Principal Amount	Value
Tobacco-(continued)
Philip Morris International, Inc.
4.75% 02/12/2027	$39,000	$39,371
4.38% 11/01/2027	143,000	144,013
4.88% 02/15/2028	12,000	12,211
4.13% 04/28/2028	52,000	52,107
5.25% 09/07/2028	9,000	9,267
3.88% 10/27/2028	1,418,000	1,410,657
4.88% 02/13/2029	50,000	51,063
4.63% 11/01/2029	187,000	189,864
4.38% 04/30/2030	296,000	297,194
4.00% 10/29/2030(c)	1,021,000	1,006,186
5.13% 02/13/2031	14,000	14,476
4.75% 11/01/2031(c)	146,000	148,605
5.75% 11/17/2032	3,000	3,195
5.38% 02/15/2033	11,000	11,460
5.63% 09/07/2033	6,000	6,350
5.25% 02/13/2034	47,000	48,463
4.90% 11/01/2034(c)	222,000	223,459
4.88% 04/30/2035(c)	275,000	275,245
4.63% 10/29/2035	1,675,000	1,634,156
		6,558,192
Trading Companies & Distributors-0.17%
Air Lease Corp., Series B, 4.65%(e)(f)	885,000	876,531
Ferguson Enterprises, Inc.
4.35% 03/15/2031	1,242,000	1,235,500
5.00% 10/03/2034	53,000	53,441
Mitsubishi Corp. (Japan)
5.00% 07/02/2029(b)	548,000	563,642
5.13% 07/17/2034(b)(c)	448,000	464,076
		3,193,190
Transaction & Payment Processing Services-0.04%
Block, Inc.
5.63% 08/15/2030(b)	371,000	376,837
6.00% 08/15/2033(b)	445,000	455,329
Mastercard, Inc., 4.85%, 03/09/2033	3,000	3,084
		835,250
Water Utilities-0.03%
American Water Capital Corp., 5.70%, 09/01/2055	648,000	659,280
Wireless Telecommunication Services-0.26%
T-Mobile USA, Inc.
4.95% 11/15/2035	1,916,000	1,903,480
5.65% 01/15/2053	4,000	3,937
6.00% 06/15/2054	3,000	3,094
5.88% 11/15/2055	258,000	261,887
5.70% 01/15/2056	2,284,000	2,259,239
Vodafone Group PLC (United Kingdom), 5.13%, 06/04/2081(e)	780,000	631,693
		5,063,330
Total U.S. Dollar Denominated Bonds & Notes (Cost $936,442,204)		950,073,812
	Principal Amount	Value
U.S. Government Sponsored Agency Mortgage-Backed Securities-26.49%
Collateralized Mortgage Obligations-2.72%
Freddie Mac Military Housing Bonds Resecuritization Trust Ctfs., Series 2015-R1, Class B1, 5.25%, 11/25/2055(b)(i)	$873,750	$788,112
Freddie Mac Multifamily Structured Pass-Through Ctfs.
5.00%, 11/25/2028	4,625,965	4,754,340
4.43%, 02/25/2033(i)	6,000,000	6,064,166
Series 2017-K066, Class AM, 3.20%, 06/25/2027	250,000	246,808
Series 2017-KGX1, Class AFX, 3.00%, 10/25/2027	1,000,000	980,689
Series 2018-K074, Class AM, 3.60%, 02/25/2028	1,000,000	991,661
Series 2018-K154, Class A3, 3.46%, 11/25/2032(i)	1,000,000	955,466
Series K-161, Class A2, 4.90%, 10/25/2033(i)	10,000,000	10,403,210
Series K-162, Class A2, 5.15%, 12/25/2033(i)	15,000,000	15,826,494
Series K-164, Class A2, 5.00%, 05/25/2034	10,000,000	10,479,132
Freddie Mac STRIPS, 0.00%, 09/15/2030(j)	350,000	289,878
Pleease confirm caption
Series 2017-3, Class HT, 3.25%, 07/25/2056	233,946	210,719
Series 2017-4, Class HT, 3.25%, 06/25/2057	345,442	315,937
		52,306,612
Federal Home Loan Mortgage Corp. (FHLMC)-1.28%
0.00%, 12/14/2029(j)	150,000	128,530
3.55%, 10/01/2033	446,895	424,583
3.00%, 10/01/2034	158,516	153,584
4.00%, 11/01/2048 to 07/01/2049	210,641	203,415
3.50%, 08/01/2049	1,388,401	1,297,669
6.00%, 06/01/2053 to 08/01/2054	16,092,885	16,659,178
5.50%, 07/01/2053	5,724,577	5,852,318
		24,719,277
Federal National Mortgage Association (FNMA)-1.29%
2.82%, 10/01/2029	463,849	444,158
2.90%, 11/01/2029	473,652	452,814
3.08%, 10/01/2032	737,357	684,655
3.31%, 01/01/2033	952,973	899,503
2.50%, 10/01/2034 to 12/01/2034	1,578,895	1,502,362
4.69%, 04/01/2035	4,500,000	4,577,891
4.68%, 09/01/2035	6,140,000	6,203,140
3.50%, 05/01/2047 to 06/01/2047	1,362,053	1,286,623
4.00%, 11/01/2047	62,039	60,277
3.00%, 09/01/2049 to 10/01/2049	2,486,915	2,250,174
5.50%, 09/01/2053	6,324,743	6,458,226
		24,819,823
Government National Mortgage Association (GNMA)-4.08%
4.00%, 07/20/2049	34,620	33,187
TBA, 2.00%, 11/01/2055(k)	4,826,634	4,015,747
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Total Return Bond ETF (GTO)—(continued)
October 31, 2025
	Principal Amount	Value
Government National Mortgage Association (GNMA)-(continued)
TBA, 2.50%, 11/01/2055(k)	$22,332,321	$19,334,016
TBA, 4.50%, 11/01/2055(k)	16,096,070	15,712,078
TBA, 5.00%, 11/01/2055(k)	14,603,000	14,560,324
TBA, 5.50%, 11/01/2055(k)	13,902,317	14,019,137
TBA, 6.00%, 11/01/2055(k)	10,552,000	10,740,437
		78,414,926
Uniform Mortgage-Backed Securities-17.12%
TBA, 1.50%, 11/01/2040(k)	8,760,000	7,850,314
TBA, 2.00%, 11/01/2040 to 11/01/2055(k)	80,215,914	65,585,535
TBA, 4.50%, 11/01/2040 to 11/01/2055(k)	17,432,014	17,212,611
TBA, 5.00%, 11/01/2040 to 11/01/2055(k)	26,077,860	26,086,665
TBA, 2.50%, 11/01/2055(k)	71,174,860	60,440,194
TBA, 3.00%, 11/01/2055(k)	58,657,549	51,985,253
TBA, 3.50%, 11/01/2055(k)	34,240,382	31,572,902
TBA, 4.00%, 11/01/2055(k)	28,491,694	27,036,961
TBA, 5.50%, 11/01/2055(k)	15,687,376	15,851,355
TBA, 6.00%, 11/01/2055(k)	8,981,340	9,185,335
TBA, 6.50%, 11/01/2055(k)	15,770,000	16,332,058
		329,139,183
Total U.S. Government Sponsored Agency Mortgage- Backed Securities (Cost $508,041,756)		509,399,821

Asset-Backed Securities-25.87%
AGL CLO 17 Ltd. (Cayman Islands), Series 2022-17A, Class AR, 4.82% (3 mo. Term SOFR + 0.95%), 01/21/2035(b)(d)	4,125,000	4,118,829
AGL CLO 29 Ltd. (Jersey), Series 2024-29A, Class A1, 5.44% (3 mo. Term SOFR + 1.57%), 04/21/2037(b)(d)	6,019,000	6,039,970
ALA Trust, Series 2025-OANA, Class B, 5.88% (1 mo. Term SOFR + 1.84%), 06/15/2040(b)(d)	4,039,000	4,072,777
AMSR Trust, Series 2021-SFR3, Class B, 1.73%, 10/17/2038(b)	4,460,000	4,326,158
Angel Oak Mortgage Trust
Series 2020-1, Class A1, 2.16%, 12/25/2059(b)(i)	32,312	31,571
Series 2020-3, Class A1, 1.69%, 04/25/2065(b)(i)	136,555	130,450
Series 2020-5, Class A1, 1.37%, 05/25/2065(b)(i)	115,579	111,405
Series 2021-3, Class A1, 1.07%, 05/25/2066(b)(i)	855,708	748,141
Series 2022-1, Class A1, 2.88%, 12/25/2066(b)	2,085,654	1,967,170
Series 2023-6, Class A1, 6.50%, 12/25/2067(b)	590,413	596,403
Series 2024-10, Class A1, 5.35%, 10/25/2069(b)	2,703,689	2,717,419
Series 2024-2, Class A1, 5.99%, 01/25/2069(b)	2,763,625	2,788,790
	Principal Amount	Value

Series 2024-8, Class A1, 5.34%, 05/27/2069(b)	$7,228,819	$7,257,499
Series 2025-HB1, Class A1, 5.98% (30 Day Average SOFR + 1.80%), 02/25/2055(b)(d)	736,989	742,371
Apidos CLO XII (Cayman Islands), Series 2013-12A, Class ARR, 4.98% (3 mo. Term SOFR + 1.08%), 04/15/2031(b)(d)	635,289	635,632
Apidos CLO XXV (Cayman Islands), Series 2016-25A, Class A1R3, 5.02% (3 mo. Term SOFR + 1.14%), 01/20/2037(b)(d)	3,677,000	3,675,713
Avis Budget Rental Car Funding (AESOP) LLC
Series 2023-1A, Class A, 5.25%, 04/20/2029(b)	718,000	733,188
Series 2023-4A, Class A, 5.49%, 06/20/2029(b)	2,738,000	2,815,277
Series 2025-3A, Class A, 4.17%, 02/20/2030(b)	2,024,000	2,021,497
Series 2025-3A, Class B, 4.46%, 02/20/2030(b)	1,054,000	1,051,889
Series 2025-3A, Class C, 4.95%, 02/20/2030(b)	433,700	433,835
Series 2025-4A, Class A, 4.40%, 02/20/2032(b)	4,525,000	4,518,747
Series 2025-4A, Class B, 4.77%, 02/20/2032(b)	1,972,000	1,973,197
Series 2025-4A, Class C, 5.26%, 02/20/2032(b)	862,000	858,511
Bain Capital Credit CLO Ltd. (Cayman Islands), Series 2021-1A, Class AR, 4.82% (3 mo. Term SOFR + 0.94%), 04/18/2034(b)(d)	2,267,000	2,264,515
Bank5, Series 2024-5YR10, Class A, 5.64%, 10/15/2057	1,020,000	1,045,800
Bayview MSR Opportunity Master Fund Trust
Series 2021-4, Class A3, 3.00%, 10/25/2051(b)(i)	1,485,156	1,298,589
Series 2021-4, Class A4, 2.50%, 10/25/2051(b)(i)	1,485,156	1,245,595
Series 2021-4, Class A8, 2.50%, 10/25/2051(b)(i)	1,293,208	1,164,479
Series 2021-5, Class A1, 3.00%, 11/25/2051(b)(i)	1,621,651	1,418,950
Series 2021-5, Class A2, 2.50%, 11/25/2051(b)(i)	1,978,780	1,662,066
Bear Stearns Asset Backed Securities I Trust, Series 2006-HE9, Class 2A, 4.39% (1 mo. Term SOFR + 0.39%), 11/25/2036(d)	66,518	66,290
Benchmark Mortgage Trust
Series 2018-B3, Class C, 4.55%, 04/10/2051(i)	2,500,000	2,170,506
Series 2019-B15, Class B, 3.56%, 12/15/2072	1,200,000	1,017,793
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Total Return Bond ETF (GTO)—(continued)
October 31, 2025
	Principal Amount	Value

Benefit Street Partners CLO XXIII Ltd. (Cayman Islands), Series 2021-23A, Class A1R, 4.96% (3 mo. Term SOFR + 1.10%), 04/25/2034(b)(d)	$5,795,000	$5,804,000
Benefit Street Partners CLO XXV Ltd. (Cayman Islands), Series 2021-25A, Class A1R, 4.90% (3 mo. Term SOFR + 1.00%), 01/15/2035(b)(d)	5,715,000	5,715,537
BRAVO Residential Funding Trust
Series 2021-NQM2, Class A1, 0.97%, 03/25/2060(b)(i)	109,483	106,849
Series 2021-NQM2, Class A2, 1.28%, 03/25/2060(b)(i)	359,537	351,249
Buckhorn Park CLO Ltd. (Cayman Islands), Series 2019-1A, Class ARR, 4.95% (3 mo. Term SOFR + 1.07%), 07/18/2034(b)(d)	3,826,000	3,825,989
BX Commercial Mortgage Trust
Series 2021-VOLT, Class C, 5.25% (1 mo. Term SOFR + 1.21%), 09/15/2036(b)(d)	4,125,270	4,123,848
Series 2021-VOLT, Class D, 5.80% (1 mo. Term SOFR + 1.76%), 09/15/2036(b)(d)	8,524,719	8,520,091
Series 2024-VLT5, Class A, 5.41%, 11/13/2046(b)(i)	3,115,000	3,186,692
Series 2024-VLT5, Class B, 5.80%, 11/13/2046(b)(i)	1,995,000	2,051,619
BX Trust
Series 2022-LBA6, Class B, 5.33% (1 mo. Term SOFR + 1.30%), 01/15/2039(b)(d)	1,285,000	1,284,311
Series 2022-LBA6, Class C, 5.63% (1 mo. Term SOFR + 1.60%), 01/15/2039(b)(d)	690,000	689,098
Series 2025-VLT6, Class B, 5.93% (1 mo. Term SOFR + 1.89%), 03/15/2042(b)(d)	4,375,000	4,383,008
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands)
Series 2015-5A, Class A1R3, 4.98% (3 mo. Term SOFR + 1.10%), 01/20/2032(b)(d)	631,968	632,000
Series 2016-1A, Class A1R3, 4.97% (3 mo. Term SOFR + 1.09%), 04/20/2034(b)(d)	2,500,000	2,497,505
CarMax Auto Owner Trust, Series 2024-1, Class A3, 4.92%, 10/16/2028	3,710,000	3,733,718
Cedar Funding XI CLO Ltd. (Cayman Islands), Series 2019-11A, Class A1R2, 5.26% (3 mo. Term SOFR + 1.06%), 05/29/2032(b)(d)	5,742,318	5,749,495
Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A3, 3.50%, 07/25/2049(b)(i)	67,034	61,046
CIFC Funding Ltd. (Cayman Islands), Series 2016-1A, Class AR3, 4.87% (3 mo. Term SOFR + 1.00%), 10/21/2031(b)(d)	1,432,035	1,429,348
	Principal Amount	Value

Citigroup Mortgage Loan Trust
Series 2021-INV3, Class A3, 2.50%, 05/25/2051(b)(i)	$1,502,698	$1,262,183
Series 2024-1, Class A3A, 6.00%, 07/25/2054(b)(i)	2,243,707	2,277,798
CLI Funding IX LLC, Series 2025-1A, Class A, 5.35%, 06/20/2050(b)	2,073,573	2,102,196
Clover CLO LLC, Series 2021-3A, Class AR, 4.93% (3 mo. Term SOFR + 1.07%), 01/25/2035(b)(d)	6,000,000	6,004,362
COLT Mortgage Loan Trust
Series 2022-1, Class A1, 2.28%, 12/27/2066(b)(i)	1,126,897	1,021,986
Series 2022-2, Class A1, 2.99%, 02/25/2067(b)	1,239,650	1,191,284
Series 2025-8, Class A1, 5.48%, 08/25/2070(b)	2,494,208	2,518,383
Credit Suisse Mortgage Capital Trust
Series 2021-NQM1, Class A1, 0.81%, 05/25/2065(b)(i)	302,287	275,622
Series 2021-NQM2, Class A1, 1.18%, 02/25/2066(b)(i)	193,874	174,464
Series 2022-ATH1, Class A1A, 2.87%, 01/25/2067(b)(i)	1,405,815	1,370,604
Series 2022-ATH1, Class A1B, 3.35%, 01/25/2067(b)(i)	1,160,000	1,083,948
Cross Mortgage Trust
Series 2024-H2, Class A1, 6.09%, 04/25/2069(b)	2,543,770	2,568,937
Series 2024-H8, Class A1, 5.55%, 12/25/2069(b)(i)	7,066,349	7,111,861
CSAIL Commercial Mortgage Trust, Series 2020-C19, Class A3, 2.56%, 03/15/2053	1,459,000	1,329,378
DB Master Finance LLC
Series 2025-1A, Class A2I, 4.89%, 08/20/2055(b)	1,510,000	1,517,583
Series 2025-1A, Class A2II, 5.17%, 08/20/2055(b)	1,160,000	1,171,313
DLLST LLC, Series 2024-1A, Class A3, 5.05%, 08/20/2027(b)	1,777,543	1,784,879
Domino’s Pizza Master Issuer LLC
Series 2019-1A, Class A2, 3.67%, 10/25/2049(b)	1,920,000	1,854,651
Series 2025-1A, Class A2I, 4.93%, 07/25/2055(b)	3,290,000	3,323,293
Series 2025-1A, Class A2II, 5.22%, 07/25/2055(b)	2,830,000	2,871,163
EFMT, Series 2025-NQM2, Class A1, 5.60%, 06/25/2070(b)	8,120,584	8,188,462
Ellington Financial Mortgage Trust
Series 2019-2, Class A1, 2.74%, 11/25/2059(b)(i)	96,594	93,662
Series 2020-1, Class A1, 2.01%, 05/25/2065(b)(i)	934	932
Series 2021-1, Class A1, 0.80%, 02/25/2066(b)(i)	205,356	180,397
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Total Return Bond ETF (GTO)—(continued)
October 31, 2025
	Principal Amount	Value

Series 2022-1, Class A1, 2.21%, 01/25/2067(b)(i)	$1,128,228	$1,001,546
Series 2024-INV2, Class A1, 5.04%, 10/25/2069(b)	1,582,244	1,577,552
Elmwood CLO 15 Ltd., Series 2022-2A, Class A1R, 5.01% (3 mo. Term SOFR + 1.15%), 04/22/2035(b)(d)	2,280,000	2,281,176
Empower CLO Ltd. (Cayman Islands), Series 2024-1A, Class A1, 5.46% (3 mo. Term SOFR + 1.60%), 04/25/2037(b)(d)	2,575,000	2,583,861
Enterprise Fleet Financing LLC
Series 2024-2, Class A2, 5.74%, 12/20/2026(b)	406,838	408,677
Series 2024-2, Class A3, 5.61%, 04/20/2028(b)	440,000	447,620
Series 2024-2, Class A4, 5.69%, 12/20/2030(b)	515,000	531,725
Flagstar Mortgage Trust
Series 2021-11IN, Class A6, 3.70%, 11/25/2051(b)(i)	2,281,786	2,050,237
Series 2021-8INV, Class A6, 2.50%, 09/25/2051(b)(i)	813,551	734,372
Fort Greene Park CLO LLC, Series 2025-2A, Class AR, 4.81% (3 mo. Term SOFR + 0.95%), 04/22/2034(b)(d)	8,896,000	8,877,995
Frontier Issuer LLC, Series 2023-1, Class A2, 6.60%, 08/20/2053(b)	2,515,295	2,547,593
GCAT Trust
Series 2019-NQM3, Class A1, 3.69%, 11/25/2059(b)(i)	136,782	134,312
Series 2024-INV1, Class 2A2, 6.50%, 01/25/2054(b)(i)	5,845,432	5,983,566
Series 2025-NQM2, Class A1, 5.60%, 04/25/2070(b)	3,280,902	3,310,056
Series 2025-NQM4, Class A1A, 5.53%, 06/25/2070(b)	3,891,106	3,927,831
Goldentree Loan Management US CLO 1 Ltd. (Cayman Islands), Series 2017-1A, Class A1R3, 4.85% (3 mo. Term SOFR + 0.97%), 04/20/2034(b)(d)	1,539,000	1,536,939
Goldentree Loan Management US CLO 11 Ltd. (Cayman Islands), Series 2021-11A, Class AR, 4.96% (3 mo. Term SOFR + 1.08%), 10/20/2034(b)(d)	3,090,000	3,089,305
Goldentree Loan Management US CLO 8 Ltd. (Cayman Islands), Series 2020-8A, Class ARR, 5.03% (3 mo. Term SOFR + 1.15%), 10/20/2034(b)(d)	5,223,000	5,231,054
Golub Capital Partners CLO 53(B) Ltd. (Cayman Islands), Series 2021-53A, Class AR, 4.86% (3 mo. Term SOFR + 0.98%), 07/20/2034(b)(d)	5,796,000	5,793,108
	Principal Amount	Value

GS Mortgage-Backed Securities Trust
Series 2021-INV1, Class A6, 2.50%, 12/25/2051(b)(i)	$3,272,871	$2,935,449
Series 2025-HE1, Class A1, 5.73% (30 Day Average SOFR + 1.55%), 10/25/2055(b)(d)	1,738,276	1,744,385
Hertz Vehicle Financing III L.P.
Series 2021-2A, Class A, 1.68%, 12/27/2027(b)	2,694,000	2,628,769
Series 2021-2A, Class B, 2.12%, 12/27/2027(b)	286,000	279,031
Hilton Grand Vacations Trust, Series 2025-1A, Class A, 4.88%, 05/27/2042(b)	1,312,315	1,331,401
Invitation Homes Trust, Series 2024- SFR1, Class A, 4.00%, 09/17/2041(b)	4,182,835	4,118,966
IP Mortgage Trust, Series 2025-IP, Class A, 5.25%, 06/10/2042(b)(i)	5,716,000	5,811,001
J.P. Morgan Mortgage Trust, Series 2025-NQM3, Class A1, 5.50%, 11/25/2065(b)(i)	3,814,676	3,841,780
JP Morgan Mortgage Trust
Series 2021-LTV2, Class A1, 2.52%, 05/25/2052(b)(i)	1,919,848	1,631,473
Series 2024-8, Class A3, 5.50%, 01/25/2055(b)(i)	5,200,830	5,225,804
Series 2024-VIS1, Class A1, 5.99%, 07/25/2064(b)(i)	1,893,752	1,913,090
Juniper Valley Park CLO Ltd. (Jersey), Series 2023-1A, Class ARR, 4.96% (3 mo. Term SOFR + 1.08%), 07/20/2036(b)(d)	4,090,000	4,087,947
KKR CLO 15 Ltd. (Cayman Islands), Series 15, Class A1R2, 4.98% (3 mo. Term SOFR + 1.10%), 01/18/2032(b)(d)	4,435,772	4,436,176
Life Mortgage Trust, Series 2021-BMR, Class C, 5.25% (1 mo. Term SOFR + 1.21%), 03/15/2038(b)(d)	53,400	53,145
Madison Park Funding XXXIII Ltd. (Cayman Islands), Series 2019-33A, Class AR, 5.19% (3 mo. Term SOFR + 1.29%), 10/15/2032(b)(d)	2,280,722	2,283,756
Mello Mortgage Capital Acceptance Trust
Series 2021-INV2, Class A4, 2.50%, 08/25/2051(b)(i)	839,277	752,693
Series 2021-INV3, Class A4, 2.50%, 10/25/2051(b)(i)	896,377	805,593
Metronet Infrastructure Issuer LLC, 6.01%, 07/20/2055(h)	2,750,000	2,764,010
MFA Trust, Series 2021-INV2, Class A1, 1.91%, 11/25/2056(b)(i)	3,028,684	2,744,505
MILE Trust
Series 2025-STNE, Class A, 5.53% (1 mo. Term SOFR + 1.50%), 07/15/2042(b)(d)	4,695,000	4,708,059
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Total Return Bond ETF (GTO)—(continued)
October 31, 2025
	Principal Amount	Value

Series 2025-STNE, Class B, 5.73% (1 mo. Term SOFR + 1.70%), 07/15/2042(b)(d)	$1,425,000	$1,429,246
Series 2025-STNE, Class C, 6.13% (1 mo. Term SOFR + 2.10%), 07/15/2042(b)(d)	1,200,000	1,204,045
Morgan Stanley Capital I Trust, Series 2019-L3, Class AS, 3.49%, 11/15/2052	1,580,000	1,489,694
Morgan Stanley Residential Mortgage Loan Trust
Series 2024-3, Class A1, 6.00%, 07/25/2054(b)(i)	4,588,662	4,655,562
Series 2024-NQM5, Class A1, 5.65%, 10/25/2069(b)(i)	5,286,875	5,317,267
Series 2025-NQM1, Class A1, 5.74%, 11/25/2069(b)(i)	7,785,757	7,858,584
Navient Refinance Loan Trust, Series 2025-A, Class A, 5.15%, 02/16/2055(b)	6,547,844	6,637,199
Neuberger Berman Loan Advisers CLO 49 Ltd. (Cayman Islands), Series 2022-49A, Class AR, 5.01% (3 mo. Term SOFR + 1.15%), 07/25/2035(b)(d)	2,611,247	2,613,189
New Residential Mortgage Loan Trust
Series 2019-NQM4, Class A1, 2.49%, 09/25/2059(b)(i)	91,338	87,924
Series 2020-NQM1, Class A1, 2.46%, 01/26/2060(b)(i)	375,174	354,005
Series 2022-NQM2, Class A1, 3.08%, 03/27/2062(b)(i)	1,204,092	1,147,626
Series 2024-NQM3, Class A1, 5.47%, 11/25/2064(b)	872,385	881,081
Series 2025-NQM2, Class A1, 0.00%, 04/25/2065(b)(j)	8,723,286	8,808,878
NextGear Floorplan Master Owner Trust, Series 2025-2A, Class A2, 4.23%, 10/15/2030(b)	1,310,000	1,310,567
Oaktree CLO Ltd. (Cayman Islands), Series 2021-2A, Class AR, 4.87% (3 mo. Term SOFR + 0.97%), 01/15/2035(b)(d)	6,445,000	6,432,155
OBX Trust
Series 2021-NQM4, Class A1, 1.96%, 10/25/2061(b)(i)	1,523,999	1,319,402
Series 2022-NQM1, Class A1, 2.31%, 11/25/2061(b)(i)	1,373,655	1,246,337
Series 2022-NQM2, Class A1B, 3.38%, 01/25/2062(b)	1,415,000	1,305,620
Series 2024-NQM14, Class A1, 4.94%, 09/25/2064(b)	1,720,714	1,717,570
Series 2024-NQM18, Class A1, 5.41%, 10/25/2064(b)(i)	1,127,136	1,132,317
Oceanview Mortgage Trust, Series 2021-3, Class A5, 2.50%, 07/25/2051(b)(i)	954,796	861,669
	Principal Amount	Value

Palmer Square Loan Funding Ltd. (Cayman Islands), Series 2025-2A, Class A1, 5.23% (3 mo. Term SOFR + 0.94%), 07/15/2033(b)(d)	$5,140,000	$5,140,391
Pikes Peak CLO 6 (Cayman Islands), Series 2020-6A, Class ARR, 5.13% (3 mo. Term SOFR + 0.94%), 05/18/2034(b)(d)	4,742,000	4,739,401
PMT Loan Trust, Series 2025-INV1, Class A7, 6.00%, 01/25/2060(b)(i)	1,454,210	1,477,746
PPM CLO 3 Ltd., Series 2019-3A, Class AR, 5.23% (3 mo. Term SOFR + 1.35%), 04/17/2034(b)(d)	250,000	250,403
Provident Funding Mortgage Trust, Series 2025-4, Class A1, 6.00%, 09/25/2055(b)(i)	4,586,204	4,655,888
Qdoba Funding LLC, Series 2023-1A, Class A2, 8.50%, 09/14/2053(b)	6,383,003	6,650,298
Rate Mortgage Trust
Series 2024-J4, Class A1, 6.00%, 12/25/2054(b)(i)	2,149,844	2,187,803
Series 2025-J1, Class A4, 6.00%, 03/25/2055(b)(i)	1,916,796	1,946,931
Series 2025-J2, Class A5, 5.50%, 07/25/2055(b)(i)	6,722,959	6,747,692
RCKT Mortgage Trust
Series 2025-CES6, Class A1A, 5.47%, 06/25/2055(b)	3,135,889	3,166,146
Series 2025-CES7, Class A1A, 5.38%, 07/25/2055(b)	1,491,068	1,503,632
Residential Mortgage Loan Trust, Series 2020-1, Class A1, 2.38%, 01/26/2060(b)(i)	5,648	5,615
RR 16 Ltd. (Cayman Islands), Series 2021-16A, Class A1R, 4.96% (3 mo. Term SOFR + 1.05%), 07/15/2036(b)(d)	2,910,000	2,911,443
Sequoia Mortgage Trust, Series 2025- 8, Class A4, 5.50%, 09/25/2055(b)(i)	1,772,677	1,783,252
SG Residential Mortgage Trust, Series 2022-1, Class A1, 3.17%, 03/27/2062(b)(i)	2,200,918	2,077,961
Shackleton CLO Ltd. (Cayman Islands), Series 2015-7RA, Class ARR, 5.00% (3 mo. Term SOFR + 1.10%), 07/15/2031(b)(d)	412,474	412,310
Signal Peak CLO 1 Ltd., Series 2014- 1A, Class AR4, 4.96% (3 mo. Term SOFR + 1.08%), 04/17/2034(b)(d)	6,080,000	6,084,736
Signal Peak CLO 4 Ltd. (Cayman Islands), Series 2017-4A, Class AR2, 4.98% (3 mo. Term SOFR + 1.12%), 10/26/2034(b)(d)	6,145,000	6,148,030
Sonic Capital LLC
Series 2020-1A, Class A2I, 3.85%, 01/20/2050(b)	3,440,554	3,392,781
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Total Return Bond ETF (GTO)—(continued)
October 31, 2025
	Principal Amount	Value

Series 2021-1A, Class A2I, 2.19%, 08/20/2051(b)	$1,764,867	$1,638,164
Series 2021-1A, Class A2II, 2.64%, 08/20/2051(b)	1,803,234	1,567,166
STAR Trust, Series 2021-1, Class A1, 1.22%, 05/25/2065(b)(i)	511,704	482,091
Starwood Mortgage Residential Trust
Series 2020-1, Class A1, 2.28%, 02/25/2050(b)(i)	9,757	9,396
Series 2020-INV1, Class A1, 1.03%, 11/25/2055(b)(i)	239,607	228,300
Series 2021-6, Class A1, 1.92%, 11/25/2066(b)(i)	1,870,423	1,657,221
Series 2022-1, Class A1, 2.45%, 12/25/2066(b)(i)	1,422,477	1,282,577
Store Master Funding I-VII, Series 2016-1A, Class A2, 4.32%, 10/20/2046(b)	412,654	407,093
Subway Funding LLC
Series 2024-1A, Class A23, 6.51%, 07/30/2054(b)	3,536,280	3,665,613
Series 2024-1A, Class A2I, 6.03%, 07/30/2054(b)	2,029,500	2,055,914
Series 2024-1A, Class A2I, 6.27%, 07/30/2054(b)	6,793,380	6,954,693
Series 2024-3A, Class A23, 5.91%, 07/30/2054(b)	3,974,850	3,960,930
Series 2024-3A, Class A2I, 5.25%, 07/30/2054(b)	5,024,250	5,008,024
Series 2024-3A, Class A2I, 5.57%, 07/30/2054(b)	3,078,900	3,088,046
Switch ABS Issuer LLC, Series 2025- 2A, Class A21, 5.12%, 10/25/2055(b)	1,800,000	1,799,990
Symphony CLO XVI Ltd. (Cayman Islands), Series 2015-16A, Class ARR, 5.10% (3 mo. Term SOFR + 1.20%), 10/15/2031(b)(d)	602,721	603,252
Symphony CLO XX Ltd. (Cayman Islands), Series 2018-20A, Class AR2, 4.99% (3 mo. Term SOFR + 1.10%), 01/16/2032(b)(d)	1,554,681	1,555,168
Symphony CLO XXI Ltd. (Cayman Islands), Series 2019-21A, Class AR2, 4.80% (3 mo. Term SOFR + 0.90%), 07/15/2032(b)(d)	3,231,947	3,233,495
Symphony CLO XXII Ltd. (Cayman Islands), Series 2020-22A, Class A1AR, 5.06% (3 mo. Term SOFR + 1.18%), 04/18/2033(b)(d)	3,205,624	3,206,246
Symphony CLO XXIII Ltd. (Cayman Islands), Series 2020-23A, Class AR2, 4.80% (3 mo. Term SOFR + 0.90%), 01/15/2034(b)(d)	2,376,218	2,375,054
Taco Bell Funding LLC
Series 2025-1A, Class A2I, 4.82%, 08/25/2055(b)	2,320,000	2,314,031
Series 2025-1A, Class A2II, 5.05%, 08/25/2055(b)	1,230,000	1,231,276
	Principal Amount	Value

Textainer Marine Containers VII Ltd. (China), Series 2021-2A, Class A, 2.23%, 04/20/2046(b)	$1,030,400	$969,297
TierPoint Issuer LLC
Series 2025-1A, Class A2, 6.15%, 04/26/2055(b)	4,120,000	4,187,592
Series 2025-2A, Class A2, 6.40%, 04/26/2055(b)	3,221,000	3,263,057
Tricon American Homes Trust, Series 2020-SFR2, Class A, 1.48%, 11/17/2039(b)	898,943	852,225
Tricon Residential Trust, Series 2025- SFR1, Class A, 5.13% (1 mo. Term SOFR + 1.10%), 03/17/2042(b)(d)	4,641,012	4,646,917
VDCM Commercial Mortgage Trust
Series 2025-AZ, Class A, 5.06%, 07/13/2044(b)(i)	4,760,000	4,818,708
Series 2025-AZ, Class C, 5.84%, 07/13/2044(b)(i)	800,000	815,358
Series 2025-AZ, Class D, 6.23%, 07/13/2044(b)(i)	4,657,000	4,761,935
Verus Securitization Trust
Series 2021-1, Class A1B, 0.82%, 01/25/2066(b)(i)	596,543	538,342
Series 2021-2, Class A1, 1.03%, 02/25/2066(b)(i)	829,907	758,637
Series 2021-7, Class A1, 1.83%, 10/25/2066(b)	1,440,892	1,322,372
Series 2021-R1, Class A1, 0.82%, 10/25/2063(b)(i)	273,080	263,443
Series 2022-1, Class A1, 2.72%, 01/25/2067(b)	1,149,888	1,083,807
Series 2024-7, Class A1, 5.10%, 09/25/2069(b)(i)	2,361,084	2,363,483
Visio Trust, Series 2020-1R, Class A1, 1.31%, 11/25/2055(b)	76,942	74,425
Wells Fargo Commercial Mortgage Trust, Series 2016-NXS5, Class XA, IO, 1.32%, 01/15/2059(l)	953,243	10
Wendy’s Funding LLC, Series 2019-1A, Class A2II, 4.08%, 06/15/2049(b)	441,204	431,666
WEST Trust, Series 2025-ROSE, Class A, 5.28%, 04/10/2035(b)(i)	3,098,000	3,149,663
WFRBS Commercial Mortgage Trust, Series 2014-C23, Class B, 4.28%, 10/15/2057(i)	307,000	298,045
Zaxby’s Funding LLC
Series 2021-1A, Class A2, 3.24%, 07/30/2051(b)	4,117,250	3,856,789
Series 2024-1A, Class A2I, 6.59%, 04/30/2054(b)	1,185,000	1,209,832
Zayo Issuer LLC
Series 2025-2A, Class A2, 5.95%, 06/20/2055(b)	7,989,000	8,210,581
Series 2025-3A, Class A2, 5.57%, 10/20/2055(b)	2,703,000	2,726,186
Total Asset-Backed Securities (Cost $501,775,944)		497,309,830
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Total Return Bond ETF (GTO)—(continued)
October 31, 2025
	Principal Amount	Value
U.S. Treasury Securities-14.48%
U.S. Treasury Bills-0.72%(m)
3.58%–4.15%, 05/14/2026(n)	$14,168,000	$13,895,068
U.S. Treasury Bonds-4.10%
4.88%, 08/15/2045	5,757,100	5,930,712
4.75%, 05/15/2055	71,902,800	72,868,994
		78,799,706
U.S. Treasury Notes-9.66%
3.50%, 09/30/2027	31,944,000	31,885,353
3.50%, 10/15/2028	30,812,700	30,729,650
3.63%, 09/30/2030	48,408,500	48,234,532
3.88%, 09/30/2032	6,043,900	6,041,067
4.25%, 08/15/2035	67,931,000	68,785,444
		185,676,046
Total U.S. Treasury Securities (Cost $275,919,970)		278,370,820
Variable Rate Senior Loan Interests-1.15%(o)(p)
Aerospace & Defense-0.05%
TransDigm, Inc., Term Loan, 6.50% (1 mo. SOFR + 2.50%), 08/30/2032	1,026,667	1,028,176
Passenger Airlines-0.23%
AAdvantage Loyality IP Ltd. (American Airlines, Inc.), Term Loan B, 7.13% (3 mo. SOFR + 3.25%), 05/07/2032	4,472,823	4,495,188
Restaurants-0.45%
Raising Cane’s Restaurants LLC, Term Loan B, 5.97% (1 mo. SOFR + 2.00%), 09/10/2031	8,536,842	8,543,970
Wireless Telecommunication Services-0.42%
X Corp., Term Loan B, 9.50%, 10/27/2029	8,000,000	8,035,000
Total Variable Rate Senior Loan Interests (Cost $22,019,449)		22,102,334

Municipal Obligations-0.66%
Illinois (State of), Series 2010-1, GO Bonds, (INS - AGI), 6.63%, 02/01/2035(q)	153,846	164,774
Los Angeles (City of), CA Department of Water & Power, Series 2010, RB, 6.57%, 07/01/2045	255,000	275,782
Virgin Islands Public Finance Authority, Series 2024 B, RB, 9.00%, 04/01/2053(b)	12,000,000	12,191,499
Total Municipal Obligations(r) (Cost $12,522,133)		12,632,055
	Shares
Exchange-Traded Funds-0.56%
Invesco Core Fixed Income ETF(s)	9,000	229,338
Invesco High Yield Bond Factor ETF(s)	110,800	2,510,551
Invesco High Yield Select ETF(c)(s)	9,000	231,371
	Shares		Value
Invesco Short Duration Total Return Bond ETF(s)		313,300	$7,866,368
Total Exchange-Traded Funds (Cost $10,832,606)			10,837,628
Preferred Stocks-0.32%
Aerospace & Defense-0.04%
Boeing Co. (The), Conv. Pfd., 6.00%, 10/15/2027		12,000	776,640
Diversified Financial Services-0.15%
Apollo Global Management, Inc., Pfd., 7.63%, 09/15/2053(e)		111,250	2,914,750
Regional Banks-0.13%
M&T Bank Corp., Series J, Pfd., 7.50%		91,792	2,441,667
Total Preferred Stocks (Cost $5,676,050)			6,133,057
	Principal Amount
Agency Credit Risk Transfer Notes-0.18%
Fannie Mae Connecticut Avenue Securities
Series 2023-R02, Class 1M1, 6.48% (30 Day Average SOFR + 2.30%), 01/25/2043(b)(d)(t)		$434,491	443,668
Series 2025-R04, Class 1A1, 5.18% (30 Day Average SOFR + 1.00%), 05/25/2045(b)(d)(t)		2,164,121	2,168,737
Freddie Mac
Series 2023-DNA1, Class M1, STACR®, 6.29% (30 Day Average SOFR + 2.10%), 03/25/2043(b)(d)(u)		328,168	333,055
Series 2025-DNA4, Class A1, STACR®, 5.09% (30 Day Average SOFR + 0.90%), 10/25/2045(b)(d)(u)		535,000	536,505
Total Agency Credit Risk Transfer Notes (Cost $3,461,781)			3,481,965

U.S. Government Sponsored Agency Securities-0.13%
Fannie Mae STRIPS
0.00%, 05/15/2029(j)		450,000	393,707
0.00%, 01/15/2030(j)		1,300,000	1,109,094
0.00%, 05/15/2030(j)		850,000	715,131
Tennessee Valley Authority
5.38%, 04/01/2056(c)		100,000	103,508
4.25%, 09/15/2065(c)		250,000	210,232
Total U.S. Government Sponsored Agency Securities (Cost $2,189,288)			2,531,672
Non-U.S. Dollar Denominated Bonds & Notes-0.06%(v)
Drug Retail-0.06%
Boots Group Finco L.P. (United Kingdom)
5.38% , 08/31/2032(b)	EUR	400,000	479,602
7.38% , 08/31/2032(b)	GBP	550,000	744,419
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $1,205,239)			1,224,021
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Total Return Bond ETF (GTO)—(continued)
October 31, 2025
	Principal Amount	Value
Drug Retail-(continued)
	Shares
Options Purchased-0.05%
(Cost $1,078,490)†		967,730
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-119.37% (Cost $2,281,164,910)		2,295,064,745
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-6.78%
Invesco Private Government Fund, 4.13%(s)(w)(x)	33,601,272	$33,601,272
	Principal Amount	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 4.30%(s)(w)(x)	96,630,451	$96,659,440
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $130,261,525)		130,260,712
TOTAL INVESTMENTS IN SECURITIES-126.15% (Cost $2,411,426,435)		2,425,325,457
OTHER ASSETS LESS LIABILITIES-(26.15)%		(502,764,967)
NET ASSETS-100.00%		$1,922,560,490

Investment Abbreviations:
AGI	-Assured Guaranty, Inc.
Conv.	-Convertible
Ctfs.	-Certificates
ETF	-Exchange-Traded Fund
EUR	-Euro
GBP	-British Pound Sterling
GO	-General Obligation
INS	-Insurer
IO	-Interest Only
Pfd.	-Preferred
RB	-Revenue Bonds
REIT	-Real Estate Investment Trust
SOFR	-Secured Overnight Financing Rate
STACR®	-Structured Agency Credit Risk
STRIPS	-Separately Traded Registered Interest and Principal Security
TBA	-To Be Announced

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Total Return Bond ETF (GTO)—(continued)
October 31, 2025
Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at
October 31, 2025 was $979,263,050, which represented 50.94% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at October 31, 2025.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2025.
(e)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(f)	Perpetual bond with no specified maturity date.
(g)
Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at October 31,
2025 was $171,704, which represented less than 1% of the Fund’s Net Assets.

(h)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(i)
Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on October 31, 2025.

(j)	Denotes a zero coupon security issued at a substantial discount from its value at maturity.
(k)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 2K.
(l)
Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on
October 31, 2025.

(m)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(n)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 2S.
(o)
Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(p)
Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the Secured
Overnight Financing Rate ("SOFR"), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(q)	Principal and/or interest payments are secured by the bond insurance company listed.
(r)
Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. No concentration of any single entity was greater than 5% each.

(s)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2025.

	Value October 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2025	Dividend Income
Invesco Core Fixed Income ETF	$-	$229,815	$-	$(477)	$-	$229,338	$1,005
Invesco High Yield Bond Factor ETF	-	2,508,555	-	1,996	-	2,510,551	78,000
Invesco High Yield Select ETF	256,498	-	(25,349)	(212)	434	231,371	15,233
Invesco Short Duration Total Return Bond ETF	299,460	7,570,568	-	(3,660)	-	7,866,368	47,108
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	-	259,058,785	(259,058,785)	-	-	-	176,881
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Total Return Bond ETF (GTO)—(continued)
October 31, 2025
	Value October 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2025	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$48,617,053	$320,864,911	$(335,880,692)	$-	$-	$33,601,272	$1,837,170 *
Invesco Private Prime Fund	126,919,544	694,026,793	(724,287,933)	6,985	(5,949)	96,659,440	4,956,151 *
Total	$176,092,555	$1,284,259,427	$(1,319,252,759)	$4,632	$(5,515)	$141,098,340	$7,111,548

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(t)	CAS notes are bonds issued by Fannie Mae. The amount of periodic principal and ultimate principal paid by Fannie Mae is determined by the performance of a large and diverse reference pool.
(u)
Principal payments are determined by the delinquency and principal payment experience on the STACR® reference pool. Freddie Mac transfers credit risk from the mortgages in the reference pool to credit investors who invest in the STACR® debt notes.

(v)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(w)	The rate shown is the 7-day SEC standardized yield as of October 31, 2025.
(x)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2P.
†	The table below details options purchased.

Open Exchange-Traded Index Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value*	Value
Equity Risk
S&P 500 Index	Call	02/20/2026	47	$6,975	$32,782,500	$967,730

*	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 2 Year Notes	1,612	December-2025	$335,686,407	$(382,970)	$(382,970)
U.S. Treasury Long Bonds	118	December-2025	13,842,875	(141,457)	(141,457)
U.S. Treasury Ultra Bonds	418	December-2025	50,695,563	1,613,609	1,613,609
Subtotal—Long Futures Contracts				1,089,182	1,089,182
Short Futures Contracts
Interest Rate Risk
U.S. Treasury 5 Year Notes	754	December-2025	(82,345,047)	227,630	227,630
U.S. Treasury 10 Year Notes	1,004	December-2025	(113,122,563)	130,734	130,734
U.S. Treasury 10 Year Ultra Notes	957	December-2025	(110,518,547)	(1,190,504)	(1,190,504)
Subtotal—Short Futures Contracts				(832,140)	(832,140)
Total Futures Contracts				$257,042	$257,042

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Total Return Bond ETF (GTO)—(continued)
October 31, 2025
Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation
		Deliver		Receive
Currency Risk
1/28/2026	Barclays Bank PLC	EUR	350,000	USD	408,343	$2,344
1/28/2026	State Street Bank & Trust	GBP	375,000	USD	501,459	8,757
Total Forward Foreign Currency Contracts						$11,101

Open Centrally Cleared Interest Rate Swap Agreements(a)
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation
Interest Rate Risk
Pay	SONIA	Annually	3.70%	Annually	06/12/2027	GBP	74,000,000	$1,166	$185,958	$31,740

(a)	Open Centrally Cleared Interest Rate Swap Agreements are collateralized by cash held with the swap Counterparties in the amount of $1,284,742.

Abbreviations:
EUR	—Euro
GBP	—British Pound Sterling
SONIA	—Sterling Overnight Index Average
USD	—U.S. Dollar
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Ultra Short Duration ETF (GSY)
October 31, 2025
Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-57.30%
Aerospace & Defense-0.35%
L3Harris Technologies, Inc., 5.40%, 01/15/2027	$11,141,000	$11,308,350
Agricultural & Farm Machinery-1.13%
John Deere Capital Corp.
4.64% (SOFR + 0.44%), 03/06/2026(b)(c)	12,000,000	12,011,160
4.50% (SOFR + 0.40%), 01/05/2027(c)	12,000,000	12,028,374
4.70% (SOFR + 0.50%), 03/06/2028(c)	12,000,000	12,019,275
		36,058,809
Agricultural Products & Services-0.38%
Cargill, Inc., 4.90% (SOFR + 0.61%), 02/11/2028(c)(d)	12,000,000	12,030,314
Application Software-0.14%
Roper Technologies, Inc., 4.25%, 09/15/2028	1,524,000	1,528,812
Synopsys, Inc., 4.55%, 04/01/2027	3,000,000	3,021,109
		4,549,921
Asset Management & Custody Banks-2.55%
Ares Capital Corp.
3.88% 01/15/2026	8,090,000	8,082,329
7.00% 01/15/2027	13,829,000	14,206,729
Ares Strategic Income Fund
5.70% 03/15/2028	12,000,000	12,144,573
5.45% 09/09/2028(d)	2,937,000	2,950,041
Blue Owl Capital Corp.
4.25% 01/15/2026	12,000,000	11,991,255
3.40% 07/15/2026	8,000,000	7,928,695
2.63% 01/15/2027	9,500,000	9,253,815
Golub Capital BDC, Inc., 2.05%, 02/15/2027	11,000,000	10,615,895
Golub Capital Private Credit Fund, 5.45%, 08/15/2028(b)(d)	2,453,000	2,468,582
State Street Corp., 4.54%, 04/24/2028(e)	1,719,000	1,731,956
		81,373,870
Automobile Manufacturers-4.15%
American Honda Finance Corp.
4.58% (SOFR + 0.50%), 01/12/2026(c)	10,000,000	10,004,924
4.81% (SOFR + 0.72%), 10/05/2026(c)	10,000,000	10,025,761
4.95% (SOFR + 0.87%), 07/09/2027(b)(c)	12,000,000	12,061,984
5.02% (SOFR + 0.82%), 03/03/2028(c)	12,000,000	12,017,335
Daimler Truck Finance North America LLC (Germany)
4.30% 08/12/2027(d)	5,015,000	5,028,669
5.13% 09/25/2027(d)	5,905,000	6,000,593
Hyundai Capital America, 4.88%, 06/23/2027(d)	8,590,000	8,670,300
Mercedes-Benz Finance North America LLC (Germany)
4.65% 04/01/2027(d)	4,000,000	4,033,889
4.88% (SOFR + 0.78%), 04/01/2027(c)(d)	12,000,000	12,055,724
	Principal Amount	Value
Automobile Manufacturers-(continued)
Toyota Motor Credit Corp.
4.74% (SOFR + 0.65%), 01/05/2026(c)	$10,000,000	$10,008,102
4.53% (SOFR + 0.45%), 04/10/2026(c)	12,000,000	12,014,135
5.06% (SOFR + 0.77%), 08/07/2026(c)	5,000,000	5,020,561
Volkswagen Group of America Finance LLC (Germany)
4.95% (SOFR + 0.83%), 03/20/2026(c)(d)	15,000,000	15,014,205
5.33% (SOFR + 1.06%), 08/14/2026(c)(d)	5,000,000	5,020,316
4.45% 09/11/2027(d)	5,600,000	5,612,907
		132,589,405
Automotive Parts & Equipment-0.23%
BMW US Capital LLC (Germany), 5.07% (SOFR + 0.80%), 08/13/2026(c)(d)	7,207,000	7,232,647
Broadline Retail-0.16%
eBay, Inc., 1.40%, 05/10/2026	5,250,000	5,175,596
Commercial & Residential Mortgage Finance-0.47%
Aviation Capital Group LLC, 4.75%, 04/14/2027(d)	2,904,000	2,918,163
Nationwide Building Society (United Kingdom), 5.15% (SOFR + 1.07%), 07/14/2029(c)(d)	12,000,000	12,027,516
		14,945,679
Computer & Electronics Retail-0.09%
Dell International LLC/EMC Corp., 6.02%, 06/15/2026	2,800,000	2,820,788
Construction Machinery & Heavy Transportation Equipment-0.77%
Caterpillar Financial Services Corp.
4.62% (SOFR + 0.53%), 07/07/2027(b)(c)	14,000,000	14,063,220
Series K, 4.10% 08/15/2028	10,480,000	10,529,558
		24,592,778
Consumer Finance-0.72%
Capital One Financial Corp., 4.93%, 05/10/2028(e)	7,000,000	7,068,404
General Motors Financial Co., Inc.
5.00% 07/15/2027	4,000,000	4,047,184
5.26% (SOFR + 1.17%), 04/04/2028(c)	12,000,000	11,995,681
		23,111,269
Diversified Banks-16.23%
Bank of America Corp.
3.71% 04/24/2028(e)	11,250,000	11,180,129
4.62% 05/09/2029(e)	4,033,000	4,082,653
Bank of America N.A., 5.53%, 08/18/2026	12,000,000	12,133,289
Bank of Montreal (Canada), 5.32% (SOFR + 1.16%), 12/11/2026(c)	10,000,000	10,095,004
Bank of Nova Scotia (The) (Canada), 1.35%, 06/24/2026	11,500,000	11,310,155
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Ultra Short Duration ETF (GSY)—(continued)
October 31, 2025
	Principal Amount	Value
Diversified Banks-(continued)
Barclays PLC (United Kingdom)
5.83% 05/09/2027(e)	$12,000,000	$12,095,142
6.50% 09/13/2027(e)	12,000,000	12,222,024
4.34% 01/10/2028	5,200,000	5,204,387
Canadian Imperial Bank of Commerce (Canada)
5.32% (SOFR + 1.22%), 10/02/2026(c)	10,000,000	10,081,013
5.09% (SOFR + 0.93%), 09/11/2027(c)	10,000,000	10,032,764
4.98% (SOFR + 0.80%), 09/08/2028(c)	10,000,000	10,013,710
Citibank N.A., 5.49%, 12/04/2026	9,783,000	9,926,899
Citigroup, Inc., 4.64%, 05/07/2028(e)	12,000,000	12,079,809
Cooperatieve Rabobank U.A. (Netherlands), 4.81% (SOFR + 0.59%), 05/27/2027(c)	10,715,000	10,757,516
Credit Agricole S.A. (France)
5.37% (SOFR + 1.21%), 09/11/2028(c)(d)	6,000,000	6,036,950
5.21% (SOFR + 1.13%), 01/09/2029(c)(d)	7,000,000	7,028,692
Fifth Third Bank N.A., 4.86% (SOFR + 0.81%), 01/28/2028(c)	6,366,000	6,373,315
HSBC USA, Inc., 5.17% (SOFR + 0.97%), 06/03/2028(c)	7,826,000	7,884,287
Huntington National Bank (The), 4.80% (SOFR + 0.72%), 04/12/2028(c)	8,276,000	8,274,718
ING Groep N.V. (Netherlands), 1.73%, 04/01/2027(e)	6,750,000	6,679,811
JPMorgan Chase & Co.
5.25% (SOFR + 1.20%), 01/23/2028(c)	5,556,000	5,608,624
2.95% 02/24/2028(e)	6,000,000	5,911,657
4.98% (SOFR + 0.92%), 04/22/2028(c)	10,000,000	10,055,217
3.54% 05/01/2028(e)	8,866,000	8,790,153
Lloyds Banking Group PLC (United Kingdom), 5.86% (SOFR + 1.56%), 08/07/2027(c)	9,474,000	9,550,867
Macquarie Bank Ltd. (Australia), 5.38% (SOFR + 1.20%), 12/07/2026(c)(d)	6,213,000	6,261,347
Mitsubishi UFJ Financial Group, Inc. (Japan), 1.64%, 10/13/2027(b)(e)	5,553,000	5,421,385
Mizuho Markets Cayman L.P. (Japan), 5.11% (SOFR + 0.85%), 08/14/2026(c)	10,000,000	10,027,964
Morgan Stanley Bank N.A.
4.76% (SOFR + 0.69%), 10/15/2027(c)	10,000,000	10,035,911
5.15% (SOFR + 1.08%), 01/14/2028(c)	10,000,000	10,065,547
Morgan Stanley Private Bank N.A., 4.85% (SOFR + 0.77%), 07/06/2028(c)	8,363,000	8,384,319
National Bank of Canada (Canada)
5.04% (SOFR + 0.80%), 08/20/2026(c)	10,000,000	10,002,747
5.13% (SOFR + 1.03%), 07/02/2027(c)	5,797,000	5,814,122
5.60% 07/02/2027(e)	7,000,000	7,061,724
PNC Bank N.A.
4.78% 01/15/2027(e)	12,000,000	12,011,255
4.54% 05/13/2027(e)	8,371,000	8,383,603
4.79% (SOFR + 0.73%), 07/21/2028(c)	3,159,000	3,160,244
PNC Financial Services Group, Inc. (The), 5.10%, 07/23/2027(e)	13,200,000	13,276,023
	Principal Amount	Value
Diversified Banks-(continued)
Royal Bank of Canada (Canada)
5.02% (SOFR + 0.95%), 01/19/2027(c)	$8,333,000	$8,389,533
4.79% (SOFR + 0.72%), 10/18/2027(c)	15,000,000	15,049,890
4.50% 08/06/2029(e)	9,600,000	9,677,690
Santander UK Group Holdings PLC (United Kingdom), 6.53%, 01/10/2029(e)	12,500,000	13,067,421
Societe Generale S.A. (France), 5.49% (SOFR + 1.41%), 04/13/2029(c)(d)	12,000,000	12,077,386
Sumitomo Mitsui Trust Bank Ltd. (Japan)
5.20% 03/07/2027(d)	4,372,000	4,440,614
4.93% (SOFR + 0.75%), 09/11/2028(c)(d)	2,163,000	2,168,503
Svenska Handelsbanken AB (Sweden), 4.97% (SOFR + 0.74%), 05/23/2028(c)(d)	7,826,000	7,874,632
Swedbank AB (Sweden)
5.53% (SOFR + 1.38%), 06/15/2026(c)(d)	15,000,000	15,096,369
6.14% 09/12/2026(d)	4,065,000	4,134,987
Toronto-Dominion Bank (The) (Canada)
5.15% (SOFR + 1.08%), 07/17/2026(c)	12,500,000	12,576,703
5.06% (SOFR + 1.00%), 10/20/2026(c)	9,800,000	9,799,679
4.85% (SOFR + 0.82%), 01/31/2028(c)	10,550,000	10,594,576
5.12% (SOFR + 0.91%), 06/02/2028(c)	12,000,000	12,060,291
Truist Bank, 4.82% (SOFR + 0.77%), 07/24/2028(c)	11,709,000	11,724,986
U.S. Bank N.A., 5.17% (SOFR + 0.91%), 05/15/2028(c)	12,000,000	12,072,175
Wells Fargo & Co.
4.83% (SOFR + 0.78%), 01/24/2028(c)	8,953,000	8,978,246
5.13% (SOFR + 1.07%), 04/22/2028(c)	10,000,000	10,069,516
Wells Fargo Bank N.A., 4.79% (SOFR + 0.71%), 01/15/2026(c)	5,333,000	5,336,287
		518,504,460
Diversified Capital Markets-0.91%
Deutsche Bank AG (Germany), 5.29% (SOFR + 1.21%), 01/10/2029(c)	14,000,000	14,055,987
UBS Group AG (Switzerland), 1.36%, 01/30/2027(d)(e)	15,000,000	14,891,007
		28,946,994
Diversified Metals & Mining-0.91%
BHP Billiton Finance (USA) Ltd. (Australia), 5.25%, 09/08/2026	14,815,000	14,961,992
Glencore Funding LLC (Australia)
4.85% (SOFR + 0.75%), 10/01/2026(c)(d)	6,429,000	6,439,862
5.15% (SOFR + 1.06%), 04/04/2027(c)(d)	5,682,000	5,712,875
Rio Tinto Finance (USA) PLC (Australia), 4.38%, 03/12/2027	2,089,000	2,102,841
		29,217,570
Diversified Support Services-0.27%
Element Fleet Management Corp. (Canada), 6.27%, 06/26/2026(d)	8,433,000	8,528,000
Electric Utilities-1.62%
Evergy Missouri West, Inc., 5.15%, 12/15/2027(d)	5,191,000	5,285,407
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Ultra Short Duration ETF (GSY)—(continued)
October 31, 2025
	Principal Amount	Value
Electric Utilities-(continued)
National Rural Utilities Cooperative Finance Corp., 4.96% (SOFR + 0.82%), 09/16/2027(c)	$10,000,000	$10,055,440
NextEra Energy Capital Holdings, Inc.
4.80% (SOFR + 0.76%), 01/29/2026(c)	11,456,000	11,470,986
4.83% (SOFR + 0.80%), 02/04/2028(c)	8,796,000	8,861,372
Pinnacle West Capital Corp.
4.98% (SOFR + 0.82%), 06/10/2026(c)	15,294,000	15,331,990
4.90% 05/15/2028	779,000	791,126
		51,796,321
Electronic Components-0.47%
Amphenol Corp., 4.55% (SOFR + 0.53%), 11/15/2027(c)	15,000,000	15,032,930
Fertilizers & Agricultural Chemicals-0.23%
Nutrien Ltd. (Canada), 4.50%, 03/12/2027	7,165,000	7,201,816
Health Care Services-0.32%
CVS Health Corp., 5.00%, 02/20/2026	10,235,000	10,250,838
Home Improvement Retail-0.14%
Home Depot, Inc. (The), 5.15%, 06/25/2026	4,505,000	4,539,856
Hotels, Resorts & Cruise Lines-0.06%
Marriott International, Inc., 4.20%, 07/15/2027	2,051,000	2,057,847
Integrated Oil & Gas-0.24%
Chevron USA, Inc., 4.59% (SOFR + 0.36%), 02/26/2027(c)	7,758,000	7,775,949
Integrated Telecommunication Services-0.75%
AT&T, Inc., 2.30%, 06/01/2027	7,000,000	6,805,993
NTT Finance Corp. (Japan), 5.16% (SOFR + 1.08%), 07/16/2028(c)(d)	7,000,000	7,074,662
Verizon Communications, Inc., 4.91% (SOFR + 0.79%), 03/20/2026(c)	10,134,000	10,152,166
		24,032,821
Interactive Home Entertainment-0.24%
Electronic Arts, Inc., 4.80%, 03/01/2026	7,717,000	7,719,688
Investment Banking & Brokerage-2.65%
Charles Schwab Corp. (The), 4.79% (SOFR + 0.52%), 05/13/2026(c)	5,251,000	5,252,692
Goldman Sachs Group, Inc. (The)
1.43% 03/09/2027(e)	13,000,000	12,866,573
4.94% 04/23/2028(e)	15,925,000	16,099,672
Jefferies Financial Group, Inc.
4.75% 08/11/2026	13,269,000	13,281,866
4.50% 09/15/2026	15,000,000	15,070,379
Morgan Stanley
5.09% (SOFR + 1.02%), 04/13/2028(c)	10,000,000	10,054,580
5.45% (SOFR + 1.38%), 04/12/2029(c)	12,000,000	12,173,223
		84,798,985
Leisure Products-0.31%
Hasbro, Inc., 3.55%, 11/19/2026	10,000,000	9,937,533
	Principal Amount	Value
Life & Health Insurance-9.24%
Athene Global Funding
5.62% 05/08/2026(d)	$12,000,000	$12,085,364
5.25% (SOFR + 1.03%), 08/27/2026(c)(d)	10,000,000	10,047,199
2.95% 11/12/2026(d)	5,000,000	4,935,051
4.92% (SOFR + 0.83%), 01/07/2027(c)(d)	10,000,000	10,035,156
5.52% 03/25/2027(d)	12,711,000	12,927,149
Brighthouse Financial Global Funding, 5.55%, 04/09/2027(d)	8,150,000	8,274,705
CNO Global Funding, 4.88%, 12/10/2027(d)	4,918,000	4,982,542
Corebridge Global Funding
5.75% 07/02/2026(d)	6,336,000	6,403,782
5.41% (SOFR + 1.30%), 09/25/2026(c)(d)	10,000,000	10,072,164
4.84% (SOFR + 0.75%), 01/07/2028(c)(d)	10,000,000	10,000,815
4.25% 08/21/2028(d)	3,653,000	3,661,225
Equitable America Global Funding, 3.95%, 09/15/2027(d)	6,263,000	6,256,138
F&G Global Funding
5.88% 06/10/2027(d)	7,514,000	7,698,974
4.65% 09/08/2028(d)	3,209,000	3,220,542
GA Global Funding Trust, 4.40%, 09/23/2027(d)	20,700,000	20,726,258
Jackson National Life Global Funding
5.50% 01/09/2026(d)	16,667,000	16,700,180
5.55% 07/02/2027(d)	6,719,000	6,863,342
5.05% (SOFR + 0.97%), 01/14/2028(c)(d)	4,000,000	4,017,069
MassMutual Global Funding II
4.81% (SOFR + 0.77%), 01/29/2027(c)(d)	10,700,000	10,760,012
4.82% (SOFR + 0.74%), 04/09/2027(c)(d)	10,000,000	10,041,210
4.71% (SOFR + 0.68%), 08/01/2028(b)(c)(d)	6,000,000	6,018,098
Met Tower Global Funding, 5.40%, 06/20/2026(d)	12,000,000	12,097,828
New York Life Global Funding
4.77% (SOFR + 0.67%), 04/02/2027(c)(d)	15,000,000	15,068,267
4.40% 04/25/2028(b)(d)	4,434,000	4,482,775
Northwestern Mutual Global Funding, 4.89% (SOFR + 0.66%), 08/25/2028(c)(d)	8,750,000	8,783,566
Pacific Life Global Funding II
4.71% (SOFR + 0.60%), 03/27/2026(c)(d)	9,750,000	9,760,358
4.81% (SOFR + 0.62%), 06/04/2026(c)(d)	6,420,000	6,433,241
5.10% (SOFR + 1.05%), 07/28/2026(c)(d)	12,500,000	12,570,375
4.45% 05/01/2028(d)	11,321,000	11,440,280
Principal Financial Group, Inc., 4.11%, 02/15/2028(d)	3,120,000	3,109,620
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Ultra Short Duration ETF (GSY)—(continued)
October 31, 2025
	Principal Amount	Value
Life & Health Insurance-(continued)
Principal Life Global Funding II
5.00% 01/16/2027(d)	$3,000,000	$3,032,361
4.25% 08/18/2028(d)	5,217,000	5,233,044
Protective Life Global Funding, 5.37%, 01/06/2026(d)	10,339,000	10,360,030
Reliance Standard Life Global Funding II, 5.24%, 02/02/2026(d)	7,125,000	7,136,158
		295,234,878
Multi-line Insurance-0.44%
Metropolitan Life Global Funding I, 4.15%, 08/25/2028(d)	3,920,000	3,932,099
USAA Capital Corp., 5.25%, 06/01/2027(d)	10,000,000	10,211,949
		14,144,048
Oil & Gas Exploration & Production-0.37%
Pioneer Natural Resources Co., 1.13%, 01/15/2026	12,000,000	11,927,920
Oil & Gas Refining & Marketing-0.28%
Phillips 66, 1.30%, 02/15/2026	8,989,000	8,915,702
Oil & Gas Storage & Transportation-1.56%
Enbridge, Inc. (Canada)
5.90% 11/15/2026	8,300,000	8,439,932
5.25% 04/05/2027	4,666,000	4,736,982
4.60% 06/20/2028	3,485,000	3,519,327
Kinder Morgan, Inc., 1.75%, 11/15/2026	12,698,000	12,408,518
MPLX L.P., 1.75%, 03/01/2026	12,336,000	12,233,012
Williams Cos., Inc. (The), 5.40%, 03/02/2026	8,598,000	8,630,906
		49,968,677
Packaged Foods & Meats-0.56%
Campbell’s Co. (The), 5.30%, 03/20/2026	10,352,000	10,390,901
Mars, Inc., 4.45%, 03/01/2027(d)	7,446,000	7,495,853
		17,886,754
Passenger Airlines-0.12%
Delta Air Lines, Inc., 4.95%, 07/10/2028	3,614,000	3,664,424
Pharmaceuticals-1.02%
Bristol-Myers Squibb Co., 4.73% (SOFR + 0.49%), 02/20/2026(c)	4,651,000	4,655,162
Eli Lilly and Co., 4.70% (SOFR + 0.53%), 10/15/2028(c)	14,000,000	14,056,690
GlaxoSmithKline Capital PLC (United Kingdom), 4.65% (SOFR + 0.50%), 03/12/2027(c)	7,912,000	7,955,724
Zoetis, Inc., 4.15%, 08/17/2028	5,769,000	5,787,295
		32,454,871
Regional Banks-0.84%
Truist Financial Corp., 1.27%, 03/02/2027(e)	12,000,000	11,880,538
Zions Bancorp. N.A., 4.70%, 08/18/2028(e)	15,015,000	15,011,706
		26,892,244
Restaurants-0.38%
Starbucks Corp., 4.75%, 02/15/2026	12,000,000	12,013,119
	Principal Amount	Value
Retail REITs-0.50%
Realty Income Corp.
5.05% 01/13/2026	$3,687,000	$3,687,642
4.45% 09/15/2026	12,335,000	12,347,502
		16,035,144
Self-Storage REITs-0.31%
Public Storage Operating Co., 4.77% (SOFR + 0.70%), 04/16/2027(c)	10,000,000	10,033,178
Semiconductors-0.75%
Advanced Micro Devices, Inc., 4.21%, 09/24/2026	12,000,000	12,033,413
NXP BV/NXP Funding LLC/NXP USA, Inc. (Netherlands), 3.88%, 06/18/2026	12,000,000	11,968,372
		24,001,785
Soft Drinks & Non-alcoholic Beverages-0.85%
Keurig Dr Pepper, Inc.
3.40% 11/15/2025	10,000,000	9,994,358
4.84% (SOFR + 0.58%), 11/15/2026(c)	12,000,000	12,001,893
5.03% (SOFR + 0.88%), 03/15/2027(c)	5,000,000	5,009,166
		27,005,417
Specialized Finance-0.51%
Blackstone Private Credit Fund, 2.63%, 12/15/2026	16,490,000	16,133,344
Systems Software-1.08%
Oracle Corp.
1.65% 03/25/2026	15,000,000	14,854,801
2.65% 07/15/2026	9,000,000	8,913,137
VMware LLC, 1.40%, 08/15/2026	11,000,000	10,774,634
		34,542,572
Technology Hardware, Storage & Peripherals-0.81%
Hewlett Packard Enterprise Co., 4.05%, 09/15/2027	14,000,000	13,973,623
HP, Inc., 1.45%, 06/17/2026	12,000,000	11,799,540
		25,773,163
Telecom Tower REITs-0.81%
American Tower Corp.
1.60% 04/15/2026	13,250,000	13,102,208
1.45% 09/15/2026	13,000,000	12,701,397
		25,803,605
Trading Companies & Distributors-0.32%
Air Lease Corp., 1.88%, 08/15/2026	10,300,000	10,114,447
Transaction & Payment Processing Services-0.06%
PayPal Holdings, Inc., 4.85% (SOFR + 0.67%), 03/06/2028(c)	1,851,000	1,857,412
Total U.S. Dollar Denominated Bonds & Notes (Cost $1,821,740,642)		1,830,533,738

Asset-Backed Securities-14.10%
Amur Equipment Finance Receivables XII LLC, Series 2023-1A, Class A2, 6.09%, 12/20/2029(d)	4,915,035	4,959,885
Angel Oak Mortgage Trust
Series 2020-1, Class A1, 2.16%, 12/25/2059(d)(f)	539,647	527,271
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Ultra Short Duration ETF (GSY)—(continued)
October 31, 2025
	Principal Amount	Value

Series 2020-5, Class A1, 1.37%, 05/25/2065(d)(f)	$868,235	$836,873
Series 2024-8, Class A1, 5.34%, 05/27/2069(d)	7,228,819	7,257,499
Series 2025-2, Class A1, 5.64%, 02/25/2070(d)	4,128,982	4,163,607
AutoNation Finance Trust, Series 2025-1A, Class A2, 4.72%, 04/10/2028(d)	6,208,531	6,221,930
Barings CLO Ltd. (Cayman Islands), Series 2021-2A, Class A1R, 4.97% (3 mo. Term SOFR + 1.07%), 07/15/2034(c)(d)	12,000,000	12,014,040
Barings Equipment Finance LLC, Series 2025-B, Class A2, 4.02%, 02/13/2029(d)	4,800,000	4,799,492
Bear Stearns Asset Backed Securities I Trust, Series 2006-HE9, Class 2A, 4.39% (1 mo. Term SOFR + 0.39%), 11/25/2036(c)	399,105	397,739
Beechwood Park CLO Ltd. (Jersey), Series 2019-1A, Class A1RR, 0.00% (3 mo. Term SOFR + 1.07%), 01/17/2035(c)(g)	10,000,000	10,000,000
BINOM Securitization Trust, Series 2021- INV1, Class A1, 2.03%, 06/25/2056(d)(f)	2,689,880	2,480,472
BMW Vehicle Lease Trust, Series 2024-2, Class A2B, 4.60% (30 Day Average SOFR + 0.42%), 01/25/2027(c)	1,829,242	1,829,773
BofA Auto Trust, Series 2025-1A, Class A2A, 4.52%, 11/22/2027(d)	2,079,083	2,080,756
BRAVO Residential Funding Trust, Series 2021-NQM2, Class A1, 0.97%, 03/25/2060(d)(f)	816,223	796,579
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands), Series 2015-5A, Class A1R4, 0.00% (3 mo. Term SOFR + 0.88%), 01/20/2032(c)(d)	6,490,000	6,493,401
CarMax Auto Owner Trust, Series 2025-2, Class A2A, 4.59%, 07/17/2028	4,360,000	4,370,821
CCG Receivables Trust, Series 2025-1, Class A2, 4.48%, 10/14/2032(d)	5,450,000	5,471,423
Chase Auto Owner Trust, Series 2024-3A, Class A2, 5.53%, 09/27/2027(d)	798,604	799,958
Chesapeake Funding II LLC (Canada)
Series 2023-1A, Class A2, 5.48% (30 Day Average SOFR + 1.25%), 05/15/2035(c)(d)	3,920,344	3,935,944
Series 2023-2A, Class A2, 5.33% (30 Day Average SOFR + 1.10%), 10/15/2035(c)(d)	4,867,476	4,888,556
Series 2024-1A, Class A2, 5.00% (30 Day Average SOFR + 0.77%), 05/15/2036(c)(d)	1,547,456	1,546,190
Citizens Auto Receivables Trust, Series 2024-2, Class A3, 5.33%, 08/15/2028(d)	7,438,684	7,489,978
COLT Mortgage Loan Trust, Series 2020- 2R, Class A1, 1.33%, 10/26/2065(d)(f)	926,895	878,232
	Principal Amount	Value

Cross Mortgage Trust
Series 2023-H1, Class A1, 6.62%, 03/25/2068(d)	$3,144,400	$3,165,275
Series 2024-H5, Class A1, 5.85%, 08/26/2069(d)	7,559,406	7,621,535
CWABS, Inc. Asset-Backed Ctfs. Trust, Series 2004-4, Class M1, 4.83% (1 mo. Term SOFR + 0.83%), 07/25/2034(c)	96,994	104,616
Deephaven Residential Mortgage Trust, Series 2021-2, Class A1, 0.90%, 04/25/2066(d)(f)	3,686,229	3,286,842
Dell Equipment Finance Trust
Series 2024-1, Class A3, 5.39%, 03/22/2030(d)	2,750,000	2,770,343
Series 2025-1, Class A3, 4.61%, 02/24/2031(d)	2,970,000	2,998,764
Series 2025-2, Class A3, 4.12%, 03/24/2031(d)	1,750,000	1,765,485
DLLST LLC, Series 2024-1A, Class A3, 5.05%, 08/20/2027(d)	2,367,167	2,376,936
Ellington Financial Mortgage Trust
Series 2019-2, Class A1, 2.74%, 11/25/2059(d)(f)	695,833	674,711
Series 2020-2, Class A1, 1.18%, 10/25/2065(d)(f)	186,276	176,509
Enterprise Fleet Financing LLC
Series 2023-3, Class A2, 6.40%, 03/20/2030(d)	3,766,014	3,817,152
Series 2024-1, Class A2, 5.23%, 03/20/2030(d)	1,752,565	1,765,590
Series 2024-3, Class A2, 5.31%, 04/20/2027(d)	2,060,900	2,071,145
Series 2024-4, Class A2, 4.69%, 07/20/2027(d)	3,438,786	3,449,311
Series 2025-2, Class A2, 4.51%, 02/22/2028(d)	4,500,000	4,516,962
Series 2025-4, Class A2, 4.05%, 08/20/2028(d)	5,400,000	5,399,837
First National Master Note Trust, Series 2024-1, Class A, 5.34%, 05/15/2030	3,870,000	3,948,085
FS KKR MM CLO 1 LLC, Series 2019-1A, Class A1R, 6.02% (3 mo. Term SOFR + 2.11%), 01/15/2031(c)(d)	1,340,677	1,342,072
GCAT Trust, Series 2025-NQM2, Class A1, 5.60%, 04/25/2070(d)	7,565,752	7,632,981
GMF Floorplan Owner Revolving Trust, Series 2023-1, Class A2, 5.38% (30 Day Average SOFR + 1.15%), 06/15/2028(c)(d)	15,000,000	15,070,330
GreatAmerica Leasing Receivables Funding LLC
Series 2024-2, Class A2, 5.28%, 03/15/2027(d)	1,732,593	1,741,256
Series 2025-1, Class A2, 4.52%, 10/15/2027(d)	3,150,000	3,160,031
GS Mortgage-Backed Securities Trust
Series 2020-NQM1, Class A1, 1.38%, 09/27/2060(d)(f)	1,057,373	1,004,007
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Ultra Short Duration ETF (GSY)—(continued)
October 31, 2025
	Principal Amount	Value

Series 2025-HE1, Class A1, 5.73% (30 Day Average SOFR + 1.55%), 10/25/2055(c)(d)	$4,376,310	$4,391,690
Series 2025-HE2, Class A1, 5.75% (30 Day Average SOFR + 1.55%), 12/25/2065(c)(d)	10,500,000	10,496,341
Series 2025-PJ1, Class A7, 6.00%, 06/25/2055(d)(f)	7,351,194	7,424,529
Harbor Park CLO Ltd. (Cayman Islands), Series 2018-1A, Class AR2, 4.83% (3 mo. Term SOFR + 0.95%), 01/20/2031(c)(d)	12,000,000	12,008,196
Harley-Davidson Motorcycle Trust, Series 2024-B, Class A2, 4.62%, 08/16/2027	1,126,581	1,127,390
HPEFS Equipment Trust
Series 2024-2A, Class A2, 5.50%, 10/20/2031(d)	1,158,338	1,159,217
Series 2025-2A, Class A3, 4.03%, 11/22/2032(d)	8,750,000	8,744,396
HSI Asset Securitization Corp. Trust, Series 2006-OPT2, Class M2, 4.69% (1 mo. Term SOFR + 0.70%), 01/25/2036(c)	57,679	57,598
Hyundai Auto Lease Securitization Trust
Series 2024-C, Class A2B, 4.73% (30 Day Average SOFR + 0.50%), 03/15/2027(c)(d)	3,110,386	3,112,833
Series 2025-B, Class A3, 4.53%, 04/17/2028(d)	3,800,000	3,828,069
Hyundai Auto Receivables Trust, Series 2025-A, Class A2B, 4.57% (30 Day Average SOFR + 0.34%), 12/15/2027(c)	8,639,858	8,644,159
J.P. Morgan Mortgage Trust
Series 2024-INV1, Class A4, 6.00%, 04/25/2055(d)(f)	6,316,475	6,410,245
Series 2025-NQM3, Class A1, 5.50%, 11/25/2065(d)(f)	9,647,638	9,716,187
John Deere Owner Trust, Series 2025-A, Class A2B, 4.52% (30 Day Average SOFR + 0.29%), 03/15/2028(c)	5,300,000	5,300,608
KKR CLO 21 Ltd. (Cayman Islands), Series A, 5.17% (3 mo. Term SOFR + 1.26%), 04/15/2031(c)(d)	441,521	441,748
M&T Equipment LLC, Series 2025-1A, Class A2, 4.70%, 12/16/2027(d)	4,750,000	4,778,016
Mercedes-Benz Auto Lease Trust, Series 2024-A, Class A2A, 5.44%, 02/16/2027	1,684,051	1,687,396
Morgan Stanley Residential Mortgage Loan Trust
Series 2023-NQM1, Class A1, 7.28%, 09/25/2068(d)	5,137,539	5,207,680
Series 2024-NQM3, Class A1, 5.04%, 07/25/2069(d)(f)	7,320,233	7,310,203
Series 2025-DSC2, Class A1, 5.44%, 07/25/2070(d)	5,900,758	5,941,335
Series 2025-NQM1, Class A1, 5.74%, 11/25/2069(d)(f)	9,119,481	9,204,783
	Principal Amount	Value

Navient Private Education Refi Loan Trust
Series 2020-FA, Class A, 1.22%, 07/15/2069(d)	$1,041,927	$984,963
Series 2021-FA, Class A, 1.11%, 02/18/2070(d)	2,518,257	2,242,210
Navistar Financial Dealer Note Master Owner Trust II, Series 2025-1, Class A, 4.18%, 09/25/2030(d)	4,350,000	4,350,124
Neuberger Berman Loan Advisers CLO 47 Ltd. (Cayman Islands), Series 2022-47A, Class AR, 5.20% (3 mo. Term SOFR + 1.09%), 04/16/2035(c)(d)	6,000,000	6,005,100
New Residential Mortgage Loan Trust
Series 2017-5A, Class A1, 5.61% (1 mo. Term SOFR + 1.61%), 06/25/2057(c)(d)	184,052	186,491
Series 2019-NQM4, Class A1, 2.49%, 09/25/2059(d)(f)	1,096,060	1,055,080
Series 2020-NQM1, Class A1, 2.46%, 01/26/2060(d)(f)	898,854	848,137
OBX Trust
Series 2024-NQM12, Class A1, 5.48%, 07/25/2064(d)	4,586,393	4,606,877
Series 2024-NQM18, Class A1, 5.41%, 10/25/2064(d)(f)	4,520,406	4,541,187
Series 2024-NQM6, Class A1, 6.45%, 02/25/2064(d)	3,539,120	3,598,950
PMT Loan Trust, Series 2025-INV1, Class A7, 6.00%, 01/25/2060(d)(f)	3,203,737	3,255,587
Porsche Innovative Lease Owner Trust
Series 2024-1A, Class A2A, 4.84%, 01/20/2027(d)	2,445,116	2,448,127
Series 2024-2A, Class A2B, 4.62% (30 Day Average SOFR + 0.44%), 12/21/2026(c)(d)	1,327,331	1,327,759
PRKCM Trust, Series 2023-AFC4, Class A1, 7.23%, 11/25/2058(d)	4,667,875	4,742,125
Residential Mortgage Loan Trust, Series 2020-1, Class A1, 2.38%, 01/26/2060(d)(f)	119,500	118,798
RR 16 Ltd. (Cayman Islands), Series 2021- 16A, Class A1R, 4.96% (3 mo. Term SOFR + 1.05%), 07/15/2036(c)(d)	12,000,000	12,005,952
SBNA Auto Lease Trust
Series 2023-A, Class A3, 6.51%, 04/20/2027(d)	3,724,506	3,744,388
Series 2024-C, Class A3, 4.56%, 02/22/2028(d)	2,000,000	2,003,992
Starwood Mortgage Residential Trust
Series 2020-1, Class A1, 2.28%, 02/25/2050(d)(f)	161,254	155,277
Series 2020-INV1, Class A1, 1.03%, 11/25/2055(d)(f)	1,199,084	1,142,499
Series 2021-2, Class A1, 0.94%, 05/25/2065(d)(f)	1,395,946	1,319,338
Synchrony Card Funding LLC
Series 2023-A2, Class A, 5.74%, 10/15/2029	8,500,000	8,633,630
Series 2024-A1, Class A, 5.04%, 03/15/2030	10,000,000	10,138,556
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Ultra Short Duration ETF (GSY)—(continued)
October 31, 2025
	Principal Amount	Value

Toyota Auto Receivables Owner Trust, Series 2025-B, Class A2A, 4.46%, 03/15/2028	$8,107,458	$8,124,180
USAA Auto Owner Trust, Series 2025-A, Class A3, 3.95%, 12/17/2029(d)	4,350,000	4,352,341
Verus Securitization Trust
Series 2023-7, Class A1, 7.07%, 10/25/2068(d)	5,841,911	5,926,634
Series 2023-INV2, Class A1, 6.44%, 08/25/2068(d)	5,746,308	5,788,340
Visio Trust, Series 2020-1R, Class A1, 1.31%, 11/25/2055(d)	956,278	924,993
Volvo Financial Equipment LLC, Series 2025-1A, Class A2, 4.41%, 11/15/2027(d)	3,780,000	3,786,935
Westlake Automobile Receivables Trust, Series 2025-P1, Class A2, 4.65%, 02/15/2028(d)	6,450,000	6,467,049
Wheels Fleet Lease Funding 1 LLC
Series 2024-1A, Class A2, 4.86% (1 mo. Term SOFR + 0.83%), 02/18/2039(c)(d)	3,214,652	3,223,258
Series 2024-2A, Class A2, 5.03% (1 mo. Term SOFR + 1.00%), 06/21/2039(c)(d)	4,969,815	5,002,181
Series 2025-1A, Class A1, 4.57%, 01/18/2040(d)	8,250,000	8,310,883
Series 2025-2A, Class A1, 4.41%, 05/18/2040(d)	15,000,000	15,086,151
Series 2025-3A, Class A1, 4.08%, 09/18/2040(d)	8,030,000	8,083,476
World Omni Auto Receivables Trust, Series 2025-B, Class A2A, 4.38%, 08/15/2028	3,000,000	3,004,365
World Omni Automobile Lease Securitization Trust, Series 2025-A, Class A2B, 4.62% (30 Day Average SOFR + 0.39%), 12/15/2027(c)	1,971,603	1,972,815
Total Asset-Backed Securities (Cost $449,787,338)		450,601,561
	Shares
Exchange-Traded Funds-0.23%
Invesco AAA CLO Floating Rate Note ETF(b)(h)	274,672	7,027,483
Invesco Short Duration Total Return Bond ETF(b)(h)	10,000	251,081
Total Exchange-Traded Funds (Cost $7,309,750)		7,278,564
	Principal Amount
Commercial Paper-26.35%(i)
Air Lease Corp.
4.49%, 11/05/2025(d)	$13,700,000	13,691,917
4.30%, 12/04/2025(d)	18,000,000	17,924,837
Alexandria Real Estate Equities, Inc., 4.29%, 11/03/2025(d)	4,925,000	4,923,291
Antalis S.A., 4.06%, 03/11/2026(d)	15,000,000	14,782,410
Aquitaine Funding Co. LLC, 4.09%, 04/08/2026(d)	15,000,000	14,734,920
	Principal Amount	Value
AutoNation, Inc., 4.30%, 11/06/2025(d)	$20,000,000	$19,985,000
Barton Capital S.A., 4.12%, 03/06/2026(d)	13,500,000	13,312,985
Bayer Corp., 4.54%, 08/03/2026(d)	12,000,000	11,631,312
Brookfield BRP Holdings Canada, Inc.
4.33%, 12/04/2025	11,100,000	11,057,076
4.27%, 01/12/2026	15,000,000	14,874,945
4.31%, 01/16/2026	4,000,000	3,964,848
Brookfield Infrastructure Holdings Canada, Inc., 4.93%, 11/18/2025	15,000,000	14,968,260
Cabot Trail Funding LLC, 4.04%, 03/26/2026(d)	8,925,000	8,781,977
Canadian Natural Resources Ltd., 4.23%, 11/03/2025(d)	24,000,000	23,991,552
Columbia Funding Co. LLC, 4.05%, 03/17/2026(d)	13,300,000	13,099,848
Conagra Brands, Inc., 4.31%, 11/20/2025(d)	3,000,000	2,992,773
CRH America Finance, Inc.
4.61%, 11/25/2025(d)	15,000,000	14,957,430
4.62%, 12/08/2025(d)	15,000,000	14,935,110
4.62%, 12/15/2025(d)	12,000,000	11,938,416
Crown Castle, Inc.
4.58%, 11/18/2025(d)	13,000,000	12,971,088
4.58%, 11/20/2025(d)	15,000,000	14,962,935
Enel Finance America LLC, 4.15%, 02/18/2026(d)	14,000,000	13,823,754
Entergy Corp., 4.35%, 12/17/2025(d)	15,000,000	14,919,570
Extra Space Storage L.P., 4.21%, 12/09/2025(d)	20,000,000	19,909,480
General Motors Financial Co., Inc.
4.23%, 05/12/2026(d)	10,000,000	9,779,050
4.14%, 08/06/2026(d)	4,500,000	4,358,187
Genuine Parts Co., 4.30%, 11/04/2025(d)	7,000,000	6,996,850
Glencore Funding LLC
4.21%, 01/28/2026(d)	15,000,000	14,846,475
4.15%, 02/27/2026(d)	15,000,000	14,793,720
Harley-Davidson Financial Services, Inc.
4.60%–4.96%, 11/04/2025(d)	19,300,000	19,291,064
4.59%, 11/06/2025(d)	3,260,000	3,257,708
4.68%, 11/18/2025(d)	5,000,000	4,989,455
4.57%–4.59%, 11/24/2025(d)	15,000,000	14,957,640
4.56%, 12/05/2025(d)	10,000,000	9,958,660
4.49%, 12/11/2025(d)	4,300,000	4,279,106
Honeywell International, Inc., 4.05%, 03/20/2026(d)	15,000,000	14,770,155
HSBC USA, Inc.
4.53% (SOFR + 0.53%), 05/15/2026(c)(d)	9,250,000	9,258,820
4.27%, 08/27/2026(d)	15,000,000	14,503,388
Ionic Funding LLC, 4.23%, 01/23/2026	11,900,000	11,789,211
Jabil, Inc., 4.40%, 11/03/2025(d)	22,000,000	21,991,486
Jackson National Life Short Term Funding LLC, 4.14%, 06/03/2026(d)	12,000,000	11,719,860
Lloyds Bank PLC, 4.06%, 05/04/2026	10,000,000	9,800,180
Mitsubishi HC Finance America LLC, 4.18%, 12/15/2025	4,000,000	3,979,272
Mont Blanc Capital Corp., 4.05%, 03/16/2026(d)	15,000,000	14,775,900
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Ultra Short Duration ETF (GSY)—(continued)
October 31, 2025
	Principal Amount	Value
MUFG Securities Canada Ltd.
4.15%, 08/05/2026(d)	$6,000,000	$5,819,532
4.10%, 09/23/2026(d)	15,000,000	14,473,530
4.14%, 10/01/2026(d)	14,000,000	13,497,260
National Fuel Gas Co., 4.48%, 11/18/2025	15,000,000	14,967,120
Oracle Corp.
4.29%, 01/15/2026(d)	15,000,000	14,872,665
4.28%–4.28%, 01/16/2026(d)	18,500,000	18,340,937
Penske Truck Leasing Co. L.P., 4.16%, 04/27/2026	15,000,000	14,694,780
Stanley Black & Decker, Inc., 4.49%, 11/20/2025(d)	10,000,000	9,976,630
TELUS Corp.
4.96%, 01/16/2026(d)	15,000,000	14,853,000
4.45%, 02/19/2026(d)	10,000,000	9,858,530
4.76%, 02/24/2026(d)	10,000,000	9,851,950
4.50%–4.50%, 04/09/2026(d)	18,000,000	17,634,132
VW Credit, Inc., 4.21%, 10/01/2026(d)	15,000,000	14,442,255
Walt Disney Co. (The), 3.95%, 06/12/2026(d)	16,010,000	15,626,929
Washington Morgan Capital Co. LLC
Series A, 4.00%, 07/09/2026(d)	15,748,000	15,320,009
Series A, 4.50% (SOFR + 0.50%), 09/10/2026(c)(d)	15,000,000	15,014,160
Western Midstream Operating L.P.
4.51%, 11/05/2025(d)	20,000,000	19,987,500
4.46%, 11/07/2025(d)	15,000,000	14,986,875
4.26%, 11/17/2025(d)	15,000,000	14,975,150
White Plains Capital Co. LLC
4.61%, 01/06/2026(d)	15,000,000	14,881,395
4.24%, 04/17/2026(d)	15,000,000	14,705,010
Total Commercial Paper (Cost $841,937,930)		842,011,270
Certificates of Deposit-1.27%
Diversified Banks-1.27%
Intesa Sanpaolo S.p.A. (Italy)
5.00% , 01/07/2026	10,000,000	10,013,100
5.22% (SOFR + 1.00%), 10/16/2026(c)	15,500,000	15,558,683
4.70% (SOFR + 0.70%), 07/17/2026(c)	15,000,000	15,014,002
		40,585,785
Total Certificates of Deposit (Cost $40,500,000)		40,585,785
	Repurchase Amount
Repurchase Agreements-0.94%(j)
CF Secured LLC, joint open agreement dated 02/07/2025 (collateralized by agency and nonagency asset-backed securities and agency and non-agency mortgage-backed securities valued at $26,744,914; 0.00% - 7.51%; 06/15/2028 - 11/16/2065), 4.79%, 11/03/2025(k)	10,045,317	10,000,000
	Repurchase Amount	Value
Nomura Securities International, Inc., joint term agreement dated 10/10/2025, aggregate maturing value of $30,011,550 (collateralized by non-agency asset-backed securities and nonagency mortgage-backed securities valued at $32,999,756; 0.00% - 10.45%; 07/20/2030 - 07/27/2069), 4.62%, 11/03/2025(l)	$10,003,850	$10,000,000
Santander US Capital Markets LLC, joint term agreement dated 10/17/2025, aggregate maturing value of $30,011,850 (collateralized by non-agency asset-backed securities valued at $33,393,737; 4.38% - 7.49%; 12/15/2032 - 12/20/2037), 4.74%, 11/03/2025(l)	10,003,950	10,000,000
Total Repurchase Agreements (Cost $30,000,000)		30,000,000
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.19% (Cost $3,191,275,660)		3,201,010,918
	Shares
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.31%
Invesco Private Government Fund, 4.13%(h)(m)(n)	2,769,608	2,769,608
Invesco Private Prime Fund, 4.30%(h)(m)(n)	7,207,221	7,209,383
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $9,978,991)		9,978,991
TOTAL INVESTMENTS IN SECURITIES-100.50% (Cost $3,201,254,651)		3,210,989,909
OTHER ASSETS LESS LIABILITIES-(0.50)%		(15,996,089)
NET ASSETS-100.00%		$3,194,993,820
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Ultra Short Duration ETF (GSY)—(continued)
October 31, 2025
Investment Abbreviations:
Ctfs.	-Certificates
ETF	-Exchange-Traded Fund
REIT	-Real Estate Investment Trust
SOFR	-Secured Overnight Financing Rate

Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at October 31, 2025.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2025.
(d)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at
October 31, 2025 was $1,654,165,346, which represented 51.77% of the Fund’s Net Assets.

(e)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(f)
Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on October 31, 2025.

(g)	Denotes a zero coupon security issued at a substantial discount from its value at maturity.
(h)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2025.

	Value October 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2025	Dividend Income
Invesco AAA CLO Floating Rate Note ETF	$3,053,540	$4,000,770	$(3,593)	$(26,827)	$3,593	$7,027,483	$369,353
Invesco Short Duration Total Return Bond ETF	-	249,900	-	1,181	-	251,081	2,016
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	3,163,640	86,357,723	(86,751,755)	-	-	2,769,608	191,742 *
Invesco Private Prime Fund	8,238,473	211,048,185	(212,079,103)	-	1,828	7,209,383	509,034 *
Total	$14,455,653	$301,656,578	$(298,834,451)	$(25,646)	$5,421	$17,257,555	$1,072,145

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(i)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(j)	Principal amount equals value at period end. See Note 2L.
(k)
Either party may terminate the agreement upon demand. Interest rate, principal amount and collateral are redetermined periodically. The Maturity Date represents the next reset date, and the Repurchase Amount is calculated based on the next reset date.

(l)	Interest rate is redetermined periodically. The Maturity Date represents the next reset date, and the Repurchase Amount is calculated based on the next reset date.
(m)	The rate shown is the 7-day SEC standardized yield as of October 31, 2025.
(n)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2P.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Variable Rate Investment Grade ETF (VRIG)
October 31, 2025
Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-38.63%
Asset Management & Custody Banks-0.02%
Bank of New York Mellon Corp. (The), 4.89% (SOFR + 0.83%), 07/21/2028(b)	$125,000	$125,381
State Street Corp., 4.87% (SOFR + 0.85%), 08/03/2026(b)	75,000	75,265
		200,646
Automobile Manufacturers-4.80%
Daimler Truck Finance North America LLC (Germany)
5.08% (SOFR + 0.96%), 09/25/2027(b)(c)	4,250,000	4,267,571
4.92% (SOFR + 0.84%), 01/13/2028(b)(c)	4,000,000	4,004,740
Ford Motor Credit Co. LLC
7.13% (SOFR + 2.95%), 03/06/2026(b)(d)	5,025,000	5,055,911
5.47% (SOFR + 1.45%), 11/05/2026(b)	7,625,000	7,621,638
Hyundai Capital America
5.59% (SOFR + 1.50%), 01/08/2027(b)(c)	4,700,000	4,745,489
5.16% (SOFR + 1.04%), 03/19/2027(b)(c)	4,000,000	4,011,059
5.10% (SOFR + 0.99%), 03/25/2027(b)(c)	5,000,000	5,013,327
5.15% (SOFR + 1.04%), 06/24/2027(b)(c)	5,225,000	5,243,627
5.01% (SOFR + 0.92%), 01/07/2028(b)(c)	3,000,000	3,002,253
Toyota Motor Credit Corp., 4.77% (SOFR + 0.65%), 03/19/2027(b)	75,000	75,319
Volkswagen Group of America Finance LLC (Germany)
4.95% (SOFR + 0.83%), 03/20/2026(b)(c)	4,000,000	4,003,788
5.33% (SOFR + 1.06%), 08/14/2026(b)(c)	6,700,000	6,727,223
5.17% (SOFR + 1.06%), 03/25/2027(b)(c)	8,000,000	8,022,141
		61,794,086
Automotive Parts & Equipment-0.01%
BMW US Capital LLC (Germany), 5.19% (SOFR + 0.92%), 08/13/2027(b)(c)	150,000	150,830
Commercial & Residential Mortgage Finance-0.70%
Nationwide Building Society (United Kingdom)
5.55% (SOFR + 1.29%), 02/16/2028(b)(c)	4,000,000	4,029,249
5.15% (SOFR + 1.07%), 07/14/2029(b)(c)	5,000,000	5,011,465
		9,040,714
	Principal Amount	Value
Construction Machinery & Heavy Transportation Equipment-0.01%
Caterpillar Financial Services Corp., 4.79% (SOFR + 0.52%), 05/14/2027(b)	$75,000	$75,218
Consumer Finance-2.46%
American Express Co.
5.03% (SOFR + 0.76%), 02/13/2026(b)	125,000	125,091
5.02% (SOFR + 0.97%), 07/28/2027(b)	4,294,000	4,312,121
4.98% (SOFR + 0.93%), 07/26/2028(b)	4,075,000	4,108,130
General Motors Financial Co., Inc.
5.27% (SOFR + 1.04%), 02/26/2027(b)(d)	7,597,000	7,605,392
5.64% (SOFR + 1.35%), 05/08/2027(b)	6,500,000	6,534,912
5.13% (SOFR + 1.05%), 07/15/2027(b)(d)	4,000,000	4,008,504
5.26% (SOFR + 1.17%), 04/04/2028(b)	5,000,000	4,998,200
		31,692,350
Diversified Banks-18.91%
ABN AMRO Bank N.V. (Netherlands)
5.90% (SOFR + 1.78%), 09/18/2027(b)(c)	7,000,000	7,071,961
5.20% (SOFR + 1.00%), 12/03/2028(b)(c)	7,600,000	7,626,084
Banco Santander S.A. (Spain)
5.54% (SOFR + 1.38%), 03/14/2028(b)	1,200,000	1,209,207
5.20% (SOFR + 1.12%), 07/15/2028(b)	5,000,000	5,029,445
Bank of America Corp.
5.06% (3 mo. Term SOFR + 1.02%), 09/15/2026(b)	2,706,000	2,715,497
5.02% (SOFR + 0.97%), 07/22/2027(b)(d)	7,114,000	7,140,388
5.08% (SOFR + 1.05%), 02/04/2028(b)	1,685,000	1,696,277
4.88% (SOFR + 0.83%), 01/24/2029(b)	200,000	200,468
5.40% (SOFR + 1.11%), 05/09/2029(b)	1,500,000	1,511,508
Bank of Montreal (Canada)
5.32% (SOFR + 1.16%), 12/11/2026(b)	3,000,000	3,028,501
4.91% (SOFR + 0.86%), 01/27/2029(b)	125,000	125,389
Bank of Nova Scotia (The) (Canada)
5.25% 06/12/2028	2,500,000	2,575,199
5.16% (SOFR + 0.89%), 02/14/2029(b)	5,625,000	5,636,051
Banque Federative du Credit Mutuel (France), 5.18% (SOFR + 1.13%), 01/23/2027(b)(c)	75,000	75,512
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Variable Rate Investment Grade ETF (VRIG)—(continued)
October 31, 2025
	Principal Amount	Value
Diversified Banks-(continued)
Banque Federative du Credit Mutuel S.A. (France), 5.29% (SOFR + 1.23%), 01/22/2030(b)(c)	$5,000,000	$5,043,033
Barclays PLC (United Kingdom)
6.03% (SOFR + 1.88%), 09/13/2027(b)	2,750,000	2,779,860
5.64% (SOFR + 1.49%), 03/12/2028(b)	6,500,000	6,569,222
BNP Paribas S.A. (France), 5.72% (SOFR + 1.43%), 05/09/2029(b)(c)	6,250,000	6,305,042
BPCE S.A. (France), 6.05% (SOFR + 1.98%), 10/19/2027(b)(c)	6,250,000	6,320,158
Canadian Imperial Bank of Commerce (Canada)
5.05% (SOFR + 0.94%), 06/28/2027(b)	250,000	251,905
4.80% (SOFR + 0.72%), 01/13/2028(b)	5,000,000	5,006,217
5.13% (SOFR + 1.03%), 03/30/2029(b)	4,000,000	4,024,337
Citibank N.A., 5.25% (SOFR + 1.06%), 12/04/2026(b)	75,000	75,543
Citigroup, Inc.
4.95% (SOFR + 0.77%), 06/09/2027(b)	975,000	976,253
5.52% (SOFR + 1.28%), 02/24/2028(b)	6,077,000	6,134,995
5.05% (SOFR + 0.87%), 03/04/2029(b)	3,274,000	3,275,873
5.75% (SOFR + 1.46%), 05/07/2031(b)	5,000,000	5,082,554
Credit Agricole S.A. (France), 5.37% (SOFR + 1.21%), 09/11/2028(b)(c)	75,000	75,462
Fifth Third Bank N.A., 4.86% (SOFR + 0.81%), 01/28/2028(b)	2,634,000	2,637,027
HSBC Holdings PLC (United Kingdom)
5.86% (SOFR + 1.57%), 08/14/2027(b)	2,500,000	2,519,666
5.25% (SOFR + 1.03%), 03/03/2029(b)(d)	3,636,000	3,652,512
5.56% (SOFR + 1.29%), 11/19/2030(b)	5,000,000	5,043,125
Huntington National Bank (The), 4.80% (SOFR + 0.72%), 04/12/2028(b)	3,103,000	3,102,519
ING Groep N.V. (Netherlands)
5.72% (SOFR + 1.56%), 09/11/2027(b)	6,575,000	6,628,501
5.12% (SOFR + 1.01%), 03/25/2029(b)	5,000,000	5,017,639
	Principal Amount	Value
Diversified Banks-(continued)
JPMorgan Chase & Co.
4.94% (SOFR + 0.89%), 04/22/2027(b)	$250,000	$250,695
5.25% (SOFR + 1.20%), 01/23/2028(b)(d)	1,667,000	1,682,789
5.42% (SOFR + 1.18%), 02/24/2028(b)	3,500,000	3,527,446
4.98% (SOFR + 0.92%), 04/22/2028(b)	7,500,000	7,541,413
4.99% (SOFR + 0.93%), 07/22/2028(b)(d)	5,000,000	5,029,988
4.85% (SOFR + 0.80%), 01/24/2029(b)	5,200,000	5,210,329
Lloyds Banking Group PLC (United Kingdom)
5.86% (SOFR + 1.56%), 08/07/2027(b)	3,158,000	3,183,622
5.68% (SOFR + 1.58%), 01/05/2028(b)	4,575,000	4,622,600
5.30% (SOFR + 1.06%), 11/26/2028(b)	125,000	125,579
Mitsubishi UFJ Financial Group, Inc. (Japan), 5.54% (SOFR + 1.48%), 04/24/2031(b)	2,306,000	2,347,693
Mizuho Financial Group, Inc. (Japan), 5.37% (SOFR + 1.08%), 05/13/2031(b)(d)	5,000,000	5,013,112
Morgan Stanley Bank N.A.
5.20% (SOFR + 1.17%), 10/30/2026(b)	175,000	176,242
5.15% (SOFR + 1.08%), 01/14/2028(b)	250,000	251,639
5.08% (SOFR + 0.87%), 05/26/2028(b)	3,200,000	3,211,765
5.01% (SOFR + 0.94%), 07/14/2028(b)	5,000,000	5,031,669
NatWest Group PLC (United Kingdom), 5.59% (SOFR + 1.30%), 11/15/2028(b)	3,500,000	3,537,276
Royal Bank of Canada (Canada), 4.93% (SOFR + 0.86%), 10/18/2028(b)	200,000	200,619
Skandinaviska Enskilda Banken AB (Sweden), 5.26% (SOFR + 1.06%), 09/03/2030(b)(c)	7,500,000	7,514,429
Societe Generale S.A. (France)
5.35% (SOFR + 1.10%), 02/19/2027(b)(c)	2,000,000	2,006,183
5.73% (SOFR + 1.66%), 01/19/2028(b)(c)	5,575,000	5,622,432
5.66% (SOFR + 1.42%), 05/22/2029(b)(c)	4,000,000	4,022,582
Standard Chartered Bank (United Kingdom), 4.73% (SOFR + 0.65%), 10/08/2026(b)	3,000,000	3,007,398
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Variable Rate Investment Grade ETF (VRIG)—(continued)
October 31, 2025
	Principal Amount	Value
Diversified Banks-(continued)
Standard Chartered PLC (United Kingdom)
6.32% (SOFR + 2.03%), 02/08/2028(b)(c)	$4,000,000	$4,065,195
5.44% (SOFR + 1.17%), 05/14/2028(b)(c)	4,000,000	4,024,644
5.30% (SOFR + 1.24%), 01/21/2029(b)(c)	3,500,000	3,524,116
Sumitomo Mitsui Trust Bank Ltd. (Japan), 5.16% (SOFR + 0.98%), 09/10/2027(b)(c)	125,000	126,291
Svenska Handelsbanken AB (Sweden), 4.88% (SOFR + 0.66%), 05/28/2027(b)(c)	5,475,000	5,498,625
Toronto-Dominion Bank (The) (Canada), 5.15% (SOFR + 1.08%), 07/17/2026(b)	1,914,000	1,925,745
U.S. Bank N.A., 5.17% (SOFR + 0.91%), 05/15/2028(b)(d)	7,500,000	7,545,109
USB Realty Corp., 5.31% (3 mo. Term SOFR + 1.41%)(b)(c)(e)	1,100,000	882,788
Wells Fargo & Co.
4.83% (SOFR + 0.78%), 01/24/2028(b)	5,596,000	5,611,780
5.13% (SOFR + 1.07%), 04/22/2028(b)	7,075,000	7,124,183
5.42% (SOFR + 1.37%), 04/23/2029(b)	3,750,000	3,802,929
		243,411,835
Diversified Capital Markets-1.30%
Deutsche Bank AG (Germany)
5.48% (SOFR + 1.22%), 11/16/2027(b)	4,050,000	4,068,252
5.29% (SOFR + 1.21%), 01/10/2029(b)	6,597,000	6,623,382
5.33% (SOFR + 1.30%), 08/04/2031(b)	6,000,000	6,011,367
Macquarie Group Ltd. (Australia), 5.03% (SOFR + 0.92%), 09/23/2027(b)(c)	75,000	75,267
		16,778,268
Diversified Financial Services-0.13%
LPL Holdings, Inc., 4.90%, 04/03/2028	1,629,000	1,649,953
Diversified Metals & Mining-0.95%
Glencore Funding LLC (Australia)
4.85% (SOFR + 0.75%), 10/01/2026(b)(c)	3,214,000	3,219,430
5.15% (SOFR + 1.06%), 04/04/2027(b)(c)	6,223,000	6,256,814
Rio Tinto Finance (USA) PLC (Australia), 4.99% (SOFR + 0.84%), 03/14/2028(b)(d)	2,716,000	2,743,969
		12,220,213
Electric Utilities-1.11%
Consolidated Edison Co. of New York, Inc., 4.78% (SOFR + 0.52%), 11/18/2027(b)	1,324,000	1,325,092
	Principal Amount	Value
Electric Utilities-(continued)
Georgia Power Co., 4.43% (SOFR + 0.28%), 09/15/2026(b)(d)	$3,679,000	$3,680,771
National Rural Utilities Cooperative Finance Corp.
4.82% (SOFR + 0.80%), 02/05/2027(b)(d)	5,000,000	5,028,638
4.96% (SOFR + 0.82%), 09/16/2027(b)	4,000,000	4,022,176
Pinnacle West Capital Corp., 4.98% (SOFR + 0.82%), 06/10/2026(b)	200,000	200,497
		14,257,174
Integrated Telecommunication Services-0.18%
NTT Finance Corp. (Japan), 5.16% (SOFR + 1.08%), 07/16/2028(b)(c)(d)	2,333,000	2,357,884
Investment Banking & Brokerage-1.81%
Goldman Sachs Group, Inc. (The)
4.99% (SOFR + 0.81%), 03/09/2027(b)	2,460,000	2,463,292
4.98% (SOFR + 0.82%), 09/10/2027(b)	3,500,000	3,507,966
4.98% (SOFR + 0.92%), 10/21/2027(b)	125,000	125,460
5.87% (3 mo. Term SOFR + 2.01%), 10/28/2027(b)	1,220,000	1,235,121
6.00% (SOFR + 1.85%), 03/15/2028(b)	3,500,000	3,551,371
5.34% (SOFR + 1.29%), 04/23/2028(b)	1,308,000	1,319,120
Morgan Stanley
5.09% (SOFR + 1.02%), 04/13/2028(b)	7,500,000	7,540,935
5.45% (SOFR + 1.38%), 04/12/2029(b)	3,500,000	3,550,523
		23,293,788
Life & Health Insurance-4.76%
Athene Global Funding
5.14% (SOFR + 0.85%), 05/08/2026(b)(c)	6,775,000	6,791,458
5.25% (SOFR + 1.03%), 08/27/2026(b)(c)	6,000,000	6,028,319
5.32% (SOFR + 1.21%), 03/25/2027(b)(c)	5,000,000	5,037,939
5.13% (SOFR + 0.95%), 03/06/2028(b)(c)	3,000,000	3,004,904
5.12% (SOFR + 1.00%), 09/18/2028(b)(c)	8,000,000	8,007,523
Corebridge Global Funding
5.41% (SOFR + 1.30%), 09/25/2026(b)(c)	4,320,000	4,351,175
4.84% (SOFR + 0.75%), 01/07/2028(b)(c)	7,000,000	7,000,571
F&G Global Funding, 5.51% (SOFR + 1.33%), 09/08/2028(b)(c)	7,250,000	7,305,953
Jackson National Life Global Funding, 5.05% (SOFR + 0.97%), 01/14/2028(b)(c)(d)	5,000,000	5,021,336
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Variable Rate Investment Grade ETF (VRIG)—(continued)
October 31, 2025
	Principal Amount	Value
Life & Health Insurance-(continued)
MassMutual Global Funding II
4.81% (SOFR + 0.77%), 01/29/2027(b)(c)	$1,000,000	$1,005,609
4.82% (SOFR + 0.74%), 04/09/2027(b)(c)	2,500,000	2,510,303
Pacific Life Global Funding II, 5.10% (SOFR + 1.05%), 07/28/2026(b)(c)	2,265,000	2,277,752
Protective Life Global Funding, 4.78% (SOFR + 0.70%), 04/10/2026(b)(c)	3,000,000	3,003,580
		61,346,422
Regional Banks-0.59%
Santander Holdings USA, Inc., 5.73% (SOFR + 1.61%), 03/20/2029(b)	7,500,000	7,605,633
Soft Drinks & Non-alcoholic Beverages-0.85%
Keurig Dr Pepper, Inc.
4.84% (SOFR + 0.58%), 11/15/2026(b)	6,000,000	6,000,946
5.03% (SOFR + 0.88%), 03/15/2027(b)(d)	5,000,000	5,009,166
		11,010,112
Transaction & Payment Processing Services-0.04%
PayPal Holdings, Inc., 4.85% (SOFR + 0.67%), 03/06/2028(b)	500,000	501,732
Total U.S. Dollar Denominated Bonds & Notes (Cost $494,838,280)		497,386,858
U.S. Treasury Securities-18.84%
U.S. Treasury Floating Rate Notes-18.84%
4.06% (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.21%), 10/31/2026(b)	38,500,000	38,509,489
3.95% (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.10%), 01/31/2027(b)	121,100,000	120,979,142
4.01% (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.16%), 04/30/2027(b)	43,100,000	43,090,750
4.01% (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.16%), 07/31/2027(b)	40,000,000	39,995,248
Total U.S. Treasury Securities (Cost $242,700,668)		242,574,629

Agency Credit Risk Transfer Notes-16.97%
Fannie Mae Connecticut Avenue Securities
Series 2021-R03, Class 1M1, 5.03% (30 Day Average SOFR + 0.85%), 12/25/2041(b)(c)(f)	394,081	393,862
Series 2021-R03, Class 1M2, 5.83% (30 Day Average SOFR + 1.65%), 12/25/2041(b)(c)(f)	2,167,000	2,178,765
Series 2022-R01, Class 1M1, 5.18% (30 Day Average SOFR + 1.00%), 12/25/2041(b)(c)(f)	678,969	679,024
	Principal Amount	Value

Series 2022-R02, Class 2M1, 5.38% (30 Day Average SOFR + 1.20%), 01/25/2042(b)(c)(f)	$1,174,570	$1,174,625
Series 2022-R02, Class 2M2, 7.18% (30 Day Average SOFR + 3.00%), 01/25/2042(b)(c)(f)	4,000,000	4,090,558
Series 2022-R03, Class 1M2, 7.68% (30 Day Average SOFR + 3.50%), 03/25/2042(b)(c)(f)	2,350,000	2,429,335
Series 2022-R04, Class 1M2, 7.28% (30 Day Average SOFR + 3.10%), 03/25/2042(b)(c)(f)	4,510,000	4,638,676
Series 2022-R05, Class 2M1, 6.08% (30 Day Average SOFR + 1.90%), 04/25/2042(b)(c)(f)	528,935	530,301
Series 2022-R05, Class 2M2, 7.18% (30 Day Average SOFR + 3.00%), 04/25/2042(b)(c)(f)	1,750,000	1,794,009
Series 2023-R01, Class 1M1, 6.58% (30 Day Average SOFR + 2.40%), 12/25/2042(b)(c)(f)	3,649,960	3,730,225
Series 2023-R01, Class 1M2, 7.93% (30 Day Average SOFR + 3.75%), 12/25/2042(b)(c)(f)	1,225,000	1,287,551
Series 2023-R02, Class 1M1, 6.48% (30 Day Average SOFR + 2.30%), 01/25/2043(b)(c)(f)	2,398,754	2,449,417
Series 2023-R02, Class 1M2, 7.53% (30 Day Average SOFR + 3.35%), 01/25/2043(b)(c)(f)	700,000	730,962
Series 2023-R03, Class 2M1, 6.68% (30 Day Average SOFR + 2.50%), 04/25/2043(b)(c)(f)	8,972,286	9,084,878
Series 2023-R03, Class 2M2, 8.08% (30 Day Average SOFR + 3.90%), 04/25/2043(b)(c)(f)	4,046,476	4,275,916
Series 2023-R04, Class 1M1, 6.48% (30 Day Average SOFR + 2.30%), 05/25/2043(b)(c)(f)	5,613,725	5,737,491
Series 2023-R04, Class 1M2, 7.73% (30 Day Average SOFR + 3.55%), 05/25/2043(b)(c)(f)	4,000,000	4,219,811
Series 2023-R05, Class 1M1, 6.08% (30 Day Average SOFR + 1.90%), 06/25/2043(b)(c)(f)	900,001	909,015
Series 2023-R05, Class 1M2, 7.28% (30 Day Average SOFR + 3.10%), 06/25/2043(b)(c)(f)	1,100,000	1,146,957
Series 2023-R06, Class 1M1, 5.88% (30 Day Average SOFR + 1.70%), 07/25/2043(b)(c)(f)	1,375,298	1,380,760
Series 2023-R06, Class 1M2, 6.88% (30 Day Average SOFR + 2.70%), 07/25/2043(b)(c)(f)	5,180,000	5,336,671
Series 2023-R07, Class 2M1, 6.13% (30 Day Average SOFR + 1.95%), 09/25/2043(b)(c)(f)	8,061,307	8,220,888
Series 2023-R07, Class 2M2, 7.43% (30 Day Average SOFR + 3.25%), 09/25/2043(b)(c)(f)	2,500,000	2,590,014
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Variable Rate Investment Grade ETF (VRIG)—(continued)
October 31, 2025
	Principal Amount	Value

Series 2023-R08, Class 1M1, 5.68% (30 Day Average SOFR + 1.50%), 10/25/2043(b)(c)(f)	$795,627	$798,557
Series 2024-R03, Class 2M2, 6.13% (30 Day Average SOFR + 1.95%), 03/25/2044(b)(c)(f)	4,500,000	4,534,793
Series 2024-R04, Class 1M1, 5.28% (30 Day Average SOFR + 1.10%), 05/25/2044(b)(c)(f)	1,330,037	1,330,837
Series 2024-R05, Class 2M2, 5.88% (30 Day Average SOFR + 1.70%), 07/25/2044(b)(c)(f)	6,951,000	6,985,601
Series 2025-R01, Class 1A1, 5.13% (30 Day Average SOFR + 0.95%), 01/25/2045(b)(c)(f)	8,868,828	8,878,939
Series 2025-R02, Class 1M1, 5.33% (30 Day Average SOFR + 1.15%), 02/25/2045(b)(c)(f)	2,161,982	2,165,875
Series 2025-R03, Class 2M1, 5.78% (30 Day Average SOFR + 1.60%), 03/25/2045(b)(c)(f)	509,220	511,216
Series 2025-R03, Class 2M2, 6.43% (30 Day Average SOFR + 2.25%), 03/25/2045(b)(c)(f)	1,000,000	1,012,247
Series 2025-R04, Class 1M1, 5.38% (30 Day Average SOFR + 1.20%), 05/25/2045(b)(c)(f)	2,583,411	2,589,473
Series 2025-R05, Class 2A1, 5.18% (30 Day Average SOFR + 1.00%), 07/25/2045(b)(c)(f)	3,102,886	3,109,454
Series 2025-R05, Class 2M1, 5.38% (30 Day Average SOFR + 1.20%), 07/25/2045(b)(c)(f)	8,412,316	8,432,653
Series 2025-R06, Class 1A1, 5.08% (30 Day Average SOFR + 0.90%), 09/25/2045(b)(c)(f)	4,424,581	4,428,720
Series 2025-R06, Class 1M1, 5.13% (30 Day Average SOFR + 0.95%), 09/25/2045(b)(c)(f)	3,907,557	3,907,412
Freddie Mac
Series 2021-DNA5, Class M2, STACR®, 5.83% (30 Day Average SOFR + 1.65%), 01/25/2034(b)(c)(g)	1,109,431	1,112,039
Series 2021-DNA6, Class M2, STACR®, 5.68% (30 Day Average SOFR + 1.50%), 10/25/2041(b)(c)(g)	4,662,165	4,682,569
Series 2021-DNA7, Class M2, 5.98% (30 Day Average SOFR + 1.80%), 11/25/2041(b)(c)(g)	1,910,527	1,927,693
Series 2022-DNA2, Class M1A, STACR®, 5.48% (30 Day Average SOFR + 1.30%), 02/25/2042(b)(c)(g)	1,118,135	1,120,013
Series 2022-DNA3, Class M1B, STACR®, 7.08% (30 Day Average SOFR + 2.90%), 04/25/2042(b)(c)(g)	4,730,000	4,914,385
Series 2022-DNA4, Class M1, STACR®, 7.53% (30 Day Average SOFR + 3.35%), 05/25/2042(b)(c)(g)	2,500,000	2,592,741
	Principal Amount	Value

Series 2022-DNA5, Class M1A, STACR®, 7.13% (30 Day Average SOFR + 2.95%), 06/25/2042(b)(c)(g)	$3,491,694	$3,557,718
Series 2022-DNA6, Class M1, STACR®, 6.33% (30 Day Average SOFR + 2.15%), 09/25/2042(b)(c)(g)	286,164	287,810
Series 2022-DNA6, Class M1, STACR®, 7.88% (30 Day Average SOFR + 3.70%), 09/25/2042(b)(c)(g)	2,750,000	2,884,537
Series 2022-HQA1, Class M1A, STACR®, 6.28% (30 Day Average SOFR + 2.10%), 03/25/2042(b)(c)(g)	593,323	595,233
Series 2023-DNA1, Class M1, STACR®, 7.29% (30 Day Average SOFR + 3.10%), 03/25/2043(b)(c)(g)	7,125,000	7,426,723
Series 2023-DNA1, Class M1, STACR®, 6.29% (30 Day Average SOFR + 2.10%), 03/25/2043(b)(c)(g)	1,930,590	1,959,338
Series 2023-DNA2, Class M1, STACR®, 6.29% (30 Day Average SOFR + 2.10%), 04/25/2043(b)(c)(g)	8,283,477	8,403,774
Series 2023-DNA2, Class M1, STACR®, 7.44% (30 Day Average SOFR + 3.25%), 04/25/2043(b)(c)(g)	2,700,000	2,826,309
Series 2023-HQA1, Class M1, STACR®, 6.18% (30 Day Average SOFR + 2.00%), 05/25/2043(b)(c)(g)	3,023,945	3,051,068
Series 2023-HQA2, Class M1, STACR®, 6.18% (30 Day Average SOFR + 2.00%), 06/25/2043(b)(c)(g)	515,396	516,636
Series 2023-HQA2, Class M1, STACR®, 7.53% (30 Day Average SOFR + 3.35%), 06/25/2043(b)(c)(g)	2,500,000	2,596,206
Series 2023-HQA3, Class A1, 6.03% (30 Day Average SOFR + 1.85%), 11/25/2043(b)(c)(g)	4,514,115	4,559,766
Series 2023-HQA3, Class M2, STACR®, 6.03% (30 Day Average SOFR + 1.85%), 11/25/2043(b)(c)(g)	1,458,538	1,466,987
Series 2023-HQA3, Class M2, STACR®, 7.53% (30 Day Average SOFR + 3.35%), 11/25/2043(b)(c)(g)	6,000,000	6,327,364
Series 2024-DNA1, Class A1, 5.53% (30 Day Average SOFR + 1.35%), 02/25/2044(b)(c)(g)	1,006,203	1,011,740
Series 2024-DNA2, Class A1, STACR®, 5.43% (30 Day Average SOFR + 1.25%), 05/25/2044(b)(c)(g)	2,631,704	2,645,570
Series 2024-DNA2, Class M1, STACR®, 5.38% (30 Day Average SOFR + 1.20%), 05/25/2044(b)(c)(g)	3,783,116	3,795,802
Series 2024-DNA3, Class A1, STACR®, 5.23% (30 Day Average SOFR + 1.05%), 10/25/2044(b)(c)(g)	668,750	670,345
Series 2024-DNA3, Class M2, 5.63% (30 Day Average SOFR + 1.45%), 10/25/2044(b)(c)(g)	887,000	888,029
Series 2024-HQA1, Class A1, STACR®, 5.43% (30 Day Average SOFR + 1.25%), 03/25/2044(b)(c)(g)	9,410,272	9,459,633
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Variable Rate Investment Grade ETF (VRIG)—(continued)
October 31, 2025
	Principal Amount	Value

Series 2024-HQA1, Class M1, 5.43% (30 Day Average SOFR + 1.25%), 03/25/2044(b)(c)(g)	$1,428,428	$1,430,136
Series 2024-HQA1, Class M2, STACR®, 6.18% (30 Day Average SOFR + 2.00%), 03/25/2044(b)(c)(g)	3,000,000	3,035,356
Series 2024-HQA2, Class M1, STACR®, 5.38% (30 Day Average SOFR + 1.20%), 08/25/2044(b)(c)(g)	1,495,889	1,499,609
Series 2025-DNA1, Class A1, STACR®, 5.13% (30 Day Average SOFR + 0.95%), 01/25/2045(b)(c)(g)	1,562,500	1,564,785
Series 2025-DNA2, Class A1, STACR®, 5.28% (30 Day Average SOFR + 1.10%), 05/25/2045(b)(c)(g)	1,251,250	1,255,848
Series 2025-DNA2, Class M1, STACR®, 5.38% (30 Day Average SOFR + 1.20%), 05/25/2045(b)(c)(g)	2,761,376	2,766,278
Series 2025-DNA4, Class A1, STACR®, 5.09% (30 Day Average SOFR + 0.90%), 10/25/2045(b)(c)(g)	2,535,000	2,542,130
Series 2025-HQA1, Class A1, STACR®, 5.13% (30 Day Average SOFR + 0.95%), 02/25/2045(b)(c)(g)	1,656,250	1,658,645
Series 2025-HQA1, Class M1, STACR®, 5.33% (30 Day Average SOFR + 1.15%), 02/25/2045(b)(c)(g)	3,752,377	3,756,661
Total Agency Credit Risk Transfer Notes (Cost $216,747,057)		218,484,964

Asset-Backed Securities-15.91%
Adjustable Rate Mortgage Trust, Series 2004-2, Class 6A1, 0.71%, 02/25/2035(h)	7,449	7,411
Angel Oak Mortgage Trust
Series 2025-5, Class A1, 5.57%, 04/25/2070(c)	3,662,695	3,692,419
Series 2025-HB1, Class A1, 5.98% (30 Day Average SOFR + 1.80%), 02/25/2055(b)(c)	1,398,288	1,408,499
Avis Budget Rental Car Funding (AESOP) LLC, Series 2020-2A, Class C, 4.25%, 02/20/2027(c)	866,667	865,919
BBCMS Mortgage Trust, Series 2019- BWAY, Class B, 5.46% (1 mo. Term SOFR + 1.42%), 11/15/2034(b)(c)	3,250,000	153,562
Bear Stearns Adjustable Rate Mortgage Trust
Series 2003-7, Class 6A, 5.75%, 10/25/2033(h)	59,763	58,096
Series 2003-8, Class 4A1, 6.37%, 01/25/2034(h)	90,914	90,921
BIG Commercial Mortgage Trust, Series 2022, Class A, 5.37% (1 mo. Term SOFR + 1.34%), 02/15/2039(b)(c)	1,285,768	1,282,378
BRAVO Residential Funding Trust, Series 2025-NQM3, Class A1, 5.57%, 03/25/2065(c)	5,111,881	5,152,006
	Principal Amount	Value

BX Commercial Mortgage Trust
Series 2021-ACNT, Class B, 5.40% (1 mo. Term SOFR + 1.36%), 11/15/2038(b)(c)	$3,120,645	$3,119,964
Series 2021-VOLT, Class A, 4.85% (1 mo. Term SOFR + 0.81%), 09/15/2036(b)(c)	678,180	677,892
Series 2021-VOLT, Class B, 5.10% (1 mo. Term SOFR + 1.06%), 09/15/2036(b)(c)	3,151,377	3,150,191
Series 2021-VOLT, Class C, 5.25% (1 mo. Term SOFR + 1.21%), 09/15/2036(b)(c)	3,875,313	3,873,976
Series 2021-VOLT, Class D, 5.80% (1 mo. Term SOFR + 1.76%), 09/15/2036(b)(c)	1,211,035	1,210,378
BX Trust, Series 2021-LGCY, Class B, 5.00% (1 mo. Term SOFR + 0.97%), 10/15/2036(b)(c)	3,630,000	3,613,104
CarMax Auto Owner Trust, Series 2024- 1, Class C, 5.47%, 08/15/2029	2,000,000	2,035,601
Carmax Select Receivables Trust, Series 2024-A, Class C, 5.62%, 01/15/2030	1,400,000	1,431,411
Chase Home Lending Mortgage Trust
Series 2024-6, Class A11, 5.43% (30 Day Average SOFR + 1.25%), 05/25/2055(b)(c)	3,007,325	3,003,759
Series 2024-7, Class A11, 5.48% (30 Day Average SOFR + 1.30%), 06/25/2055(b)(c)	3,426,683	3,428,753
Series 2025-1, Class A11, 5.38% (30 Day Average SOFR + 1.20%), 11/25/2055(b)(c)	4,283,870	4,273,061
Citigroup Mortgage Loan Trust, Series 2024-1, Class A11, 5.53% (30 Day Average SOFR + 1.35%), 07/25/2054(b)(c)	3,328,942	3,346,242
CLI Funding VI LLC, Series 2020-3A, Class A, 2.07%, 10/18/2045(c)	2,035,340	1,918,759
Commonbond Student Loan Trust
Series 2017-BGS, Class A2, 4.76% (1 mo. Term SOFR + 0.76%), 09/25/2042(b)(c)	86,397	85,243
Series 2018-AGS, Class A2, 4.61% (1 mo. Term SOFR + 0.61%), 02/25/2044(b)(c)	173,927	172,128
Series 2018-CGS, Class A2, 4.91% (1 mo. Term SOFR + 0.91%), 02/25/2046(b)(c)	373,187	369,846
CPS Auto Receivables Trust
Series 2023-D, Class C, 7.17%, 01/15/2030(c)	4,000,000	4,053,738
Series 2024-D, Class C, 4.76%, 01/15/2031(c)	1,558,000	1,557,567
Cross Mortgage Trust, Series 2024-H7, Class A1, 5.59%, 11/25/2069(c)(h)	4,135,589	4,163,819
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Variable Rate Investment Grade ETF (VRIG)—(continued)
October 31, 2025
	Principal Amount	Value

Edsouth Indenture No. 9 LLC, Series 2015-1, Class A, 5.10% (30 Day Average SOFR + 0.91%), 10/25/2056(b)(c)	$214,435	$213,978
Ford Credit Auto Lease Trust, Series 2024-B, Class B, 5.18%, 02/15/2028	5,000,000	5,053,272
Ford Credit Floorplan Master Owner Trust A, Series 2023-1, Class A2, 5.48% (30 Day Average SOFR + 1.25%), 05/15/2028(b)(c)	2,500,000	2,512,808
GMF Floorplan Owner Revolving Trust, Series 2023-1, Class A2, 5.38% (30 Day Average SOFR + 1.15%), 06/15/2028(b)(c)	4,000,000	4,018,755
GS Mortgage-Backed Securities Trust
Series 2024-HE1, Class A1, 5.78% (30 Day Average SOFR + 1.60%), 08/25/2054(b)(c)	964,650	968,117
Series 2024-HE2, Class A1, 5.68% (30 Day Average SOFR + 1.50%), 01/25/2055(b)(c)	4,774,156	4,790,610
Series 2025-HE1, Class A1, 5.73% (30 Day Average SOFR + 1.55%), 10/25/2055(b)(c)	2,732,249	2,741,852
Series 2025-HE2, Class A1, 5.75% (30 Day Average SOFR + 1.55%), 12/25/2065(b)(c)	3,500,000	3,498,780
Hertz Vehicle Financing III L.P., Series 2021-2A, Class C, 2.52%, 12/27/2027(c)	2,170,000	2,115,032
HPEFS Equipment Trust, Series 2023-2A, Class D, 6.97%, 07/21/2031(c)	1,500,000	1,519,799
J.P. Morgan Mortgage Trust
Series 2024-11, Class A11, 5.43% (30 Day Average SOFR + 1.25%), 04/25/2055(b)(c)	2,343,835	2,341,690
Series 2024-9, Class A11, 5.53% (30 Day Average SOFR + 1.35%), 02/25/2055(b)(c)	1,974,965	1,980,096
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-PHH, Class B, 5.54% (1 mo. Term SOFR + 1.51%), 06/15/2035(b)(c)	2,385,000	1,717,835
JP Morgan Mortgage Trust
Series 2019-6, Class A11, 5.01% (1 mo. Term SOFR + 1.01%), 12/25/2049(b)(c)	39,215	37,802
Series 2019-INV2, Class A1, 5.01% (1 mo. Term SOFR + 1.01%), 02/25/2050(b)(c)	147,895	141,204
Series 2019-INV3, Class A11, 5.11% (1 mo. Term SOFR + 1.11%), 05/25/2050(b)(c)	65,558	62,684
Series 2019-LTV3, Class A1, 4.96% (1 mo. Term SOFR + 0.96%), 03/25/2050(b)(c)	723	724
Series 2020-8, Class A11, 5.26% (30 Day Average SOFR + 0.90%), 03/25/2051(b)(c)	170,473	160,955
	Principal Amount	Value

Series 2020-LTV1, Class A11, 5.27% (1 mo. Term SOFR + 1.11%), 06/25/2050(b)(c)	$3,765	$3,753
Series 2021-1, Class A11, 5.01% (30 Day Average SOFR + 0.65%), 06/25/2051(b)(c)	537,151	499,982
Series 2024-5, Class A11, 5.43% (30 Day Average SOFR + 1.25%), 11/25/2054(b)(c)	4,090,513	4,084,797
MED Commercial Mortgage Trust, Series 2024-MOB, Class A, 5.62% (1 mo. Term SOFR + 1.59%), 05/15/2041(b)(c)	5,000,000	4,991,414
Mello Mortgage Capital Acceptance Trust, Series 2021-INV2, Class A1, 5.00% (30 Day Average SOFR + 0.95%), 08/25/2051(b)(c)	2,585,482	2,412,754
Merrill Lynch Mortgage Investors Trust
Series 2003-F, Class A1, 4.75% (1 mo. Term SOFR + 0.75%), 10/25/2028(b)	21,364	20,992
Series 2005-A2, Class A5, 5.45%, 02/25/2035(h)	33,507	31,987
MHC Commercial Mortgage Trust, Series 2021-MHC, Class B, 5.25% (1 mo. Term SOFR + 1.22%), 04/15/2038(b)(c)	2,800,000	2,800,333
MHP, Series 2021-STOR, Class C, 5.20% (1 mo. Term SOFR + 1.16%), 07/15/2038(b)(c)	4,353,000	4,344,439
MHP Commercial Mortgage Trust, Series 2021-STOR, Class B, 5.05% (1 mo. Term SOFR + 1.01%), 07/15/2038(b)(c)	2,500,000	2,495,695
Mission Lane Credit Card Master Trust, Series 2024-B, Class A, 5.88%, 01/15/2030(c)	3,750,000	3,776,648
Morgan Stanley Residential Mortgage Loan Trust, Series 2024-4, Class AF, 5.53% (30 Day Average SOFR + 1.35%), 09/25/2054(b)(c)	3,087,010	3,084,197
Navient Private Education Refi Loan Trust, Series 2019-D, Class A2B, 5.20% (1 mo. Term SOFR + 1.16%), 12/15/2059(b)(c)	1,432,945	1,429,561
Navient Student Loan Trust
Series 2021-1A, Class A1B, 4.90% (30 Day Average SOFR + 0.71%), 12/26/2069(b)(c)	3,761,751	3,753,221
Series 2021-2A, Class A1B, 4.85% (30 Day Average SOFR + 0.66%), 02/25/2070(b)(c)	1,000,767	1,004,246
Navistar Financial Dealer Note Master Owner Trust
Series 2024-1, Class B, 5.79%, 04/25/2029(c)	2,080,000	2,092,228
Series 2024-1, Class C, 6.13%, 04/25/2029(c)	850,000	855,219
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Variable Rate Investment Grade ETF (VRIG)—(continued)
October 31, 2025
	Principal Amount	Value

Nelnet Student Loan Trust
Series 2006-2, Class A7, 5.16% (90 Day Average SOFR + 0.84%), 01/26/2037(b)(c)	$3,513,114	$3,498,037
Series 2014-3A, Class A, 4.88% (30 Day Average SOFR + 0.69%), 06/25/2041(b)(c)	488,222	485,104
Series 2020-5A, Class A, 4.99% (1 mo. Term SOFR + 0.99%), 10/25/2068(b)(c)	2,921,704	2,920,315
Series 2021-A, Class A2, 5.18% (1 mo. Term SOFR + 1.14%), 04/20/2062(b)(c)	2,680,000	2,673,204
Series 2025-AA, Class A1B, 5.33% (30 Day Average SOFR + 1.10%), 03/15/2057(b)(c)	1,391,226	1,388,001
NextGear Floorplan Master Owner Trust, Series 2024-1A, Class A1, 5.13% (30 Day Average SOFR + 0.90%), 03/15/2029(b)(c)	4,000,000	4,023,943
OBX Trust
Series 2019-EXP2, Class 2A2, 5.47% (1 mo. Term SOFR + 1.31%), 06/25/2059(b)(c)	95,204	94,306
Series 2019-INV2, Class A11, 5.22% (1 mo. Term SOFR + 1.06%), 05/27/2049(b)(c)	2,396,150	2,304,535
Series 2020-EXP1, Class 2A2, 5.06% (1 mo. Term SOFR + 1.06%), 02/25/2060(b)(c)	173,393	171,561
Series 2020-EXP3, Class 2A2, 5.31% (1 mo. Term SOFR + 1.31%), 01/25/2060(b)(c)	161,119	160,886
Series 2020-INV1, Class A11, 5.17% (1 mo. Term SOFR + 1.01%), 12/25/2049(b)(c)	161,661	153,590
Series 2024-NQM5, Class A1, 5.99%, 01/25/2064(c)	608,441	614,674
Series 2025-HE1, Class A1, 5.78% (30 Day Average SOFR + 1.60%), 02/25/2055(b)(c)	2,305,472	2,317,653
Series 2025-HE2, Class A1, 5.63% (30 Day Average SOFR + 1.45%), 08/25/2055(b)(c)	8,134,447	8,171,510
OneMain Financial Issuance Trust, Series 2023-2A, Class A2, 5.74% (30 Day Average SOFR + 1.50%), 09/15/2036(b)(c)	9,000,000	9,093,460
SMB Private Education Loan Trust
Series 2019-B, Class A2B, 5.15% (1 mo. Term SOFR + 1.11%), 06/15/2037(b)(c)	866,714	867,553
Series 2020-A, Class A2B, 4.98% (1 mo. Term SOFR + 0.94%), 09/15/2037(b)(c)	584,793	584,634
Series 2021-A, Class A2A2, 4.88% (1 mo. Term SOFR + 0.84%), 01/15/2053(b)(c)	2,178,148	2,159,073
	Principal Amount	Value

Series 2022-B, Class A1B, 5.68% (30 Day Average SOFR + 1.45%), 02/16/2055(b)(c)	$1,624,328	$1,640,761
Series 2022-C, Class A1B, 6.08% (30 Day Average SOFR + 1.85%), 05/16/2050(b)(c)	1,566,598	1,590,905
Series 2023-A, Class A1B, 5.73% (30 Day Average SOFR + 1.50%), 01/15/2053(b)(c)	2,681,995	2,711,252
Series 2023-C, Class A1B, 5.75% (30 Day Average SOFR + 1.55%), 11/15/2052(b)(c)	1,293,770	1,308,083
Series 2024-D, Class A1B, 5.30% (30 Day Average SOFR + 1.10%), 07/15/2053(b)(c)	3,387,262	3,381,200
Series 2024-F, Class A1B, 5.23% (30 Day Average SOFR + 1.00%), 03/16/2054(b)(c)	6,502,551	6,465,653
SMRT, Series 2022-MINI, Class B, 5.38% (1 mo. Term SOFR + 1.35%), 01/15/2039(b)(c)	4,655,000	4,641,209
SREIT Trust, Series 2021-PALM, Class A, 4.74% (1 mo. Term SOFR + 0.70%), 10/15/2034(b)(c)	3,015,000	3,005,911
Tesla Auto Lease Trust, Series 2023-A, Class B, 6.41%, 07/20/2027(c)	1,446,436	1,447,654
Textainer Marine Containers VII Ltd. (China), Series 2020-1A, Class A, 2.73%, 08/21/2045(c)	1,615,422	1,557,862
WaMu Mortgage Pass-Through Ctfs. Trust, Series 2004-AR3, Class A2, 4.52%, 06/25/2034(h)	35,465	33,926
Wells Fargo Commercial Mortgage Trust, Series 2016-NXS5, Class A6FL, 5.70% (1 mo. Term SOFR + 1.66%), 01/15/2059(b)(c)	2,500,000	2,500,280
Westlake Automobile Receivables Trust, Series 2023-4A, Class C, 6.64%, 11/15/2028(c)	3,000,000	3,059,045
Total Asset-Backed Securities (Cost $207,560,810)		204,779,882
U.S. Government Sponsored Agency Mortgage-Backed Securities-8.97%
Collateralized Mortgage Obligations-8.00%
Fannie Mae REMICs
4.79%, (30 Day Average SOFR + 0.43%), 01/25/45 to 12/25/47(b)	458,421	449,971
4.80% (30 Day Average SOFR + 0.61%), 05/25/2046(b)	171,194	169,250
4.77% (30 Day Average SOFR + 0.41%), 09/25/2047(b)	396,046	391,319
5.28%, (30 Day Average SOFR + 1.10%), 07/25/54 to 02/25/55(b)	8,870,383	8,895,421
5.38%, (30 Day Average SOFR + 1.20%), 07/25/54 to 09/25/54(b)	11,738,956	11,785,899
5.33%, (30 Day Average SOFR + 1.15%), 10/25/54 to 01/25/55(b)	11,068,172	11,105,469
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Variable Rate Investment Grade ETF (VRIG)—(continued)
October 31, 2025
	Principal Amount	Value
Collateralized Mortgage Obligations-(continued)
Freddie Mac Multifamily Structured Pass-Through Ctfs.
Series KF151, Class AS, 4.82% (30 Day Average SOFR + 0.51%), 12/25/2032(b)	$732,361	$734,804
Series KF158, Class AS, 5.03% (30 Day Average SOFR + 0.72%), 07/25/2033(b)	4,133,674	4,151,430
Series KF65, Class A, 4.94% (30 Day Average SOFR + 0.63%), 07/25/2029(b)	1,439,797	1,440,812
Series KF81, Class AS, 4.71% (30 Day Average SOFR + 0.40%), 06/25/2027(b)	619,391	618,707
Freddie Mac REMICs
4.82% (30 Day Average SOFR + 0.46%), 09/15/2038(b)	334,974	330,721
4.92% (30 Day Average SOFR + 0.56%), 09/15/2040(b)	290,772	289,471
4.85% (30 Day Average SOFR + 0.61%), 06/15/2041(b)	114,037	113,378
4.79% (30 Day Average SOFR + 0.43%), 08/15/2043(b)	368,059	363,634
4.70% (30 Day Average SOFR + 0.46%), 01/15/2048(b)	2,018,527	1,968,807
5.28% (30 Day Average SOFR + 1.10%), 07/25/2054(b)	7,500,000	7,521,846
5.23% (30 Day Average SOFR + 1.05%), 10/25/2054(b)	6,725,339	6,738,019
5.33% (30 Day Average SOFR + 1.15%), 11/25/2054(b)	6,192,759	6,205,241
5.08% (30 Day Average SOFR + 0.90%), 02/25/2055(b)	4,354,558	4,347,041
5.38% (30 Day Average SOFR + 1.20%), 04/25/2055(b)	6,200,090	6,223,257
5.68% (30 Day Average SOFR + 1.50%), 04/25/2055(b)	8,942,476	8,979,867
5.50% (30 Day Average SOFR + 1.30%), 11/25/2055(b)	10,000,000	10,173,957
5.55% (30 Day Average SOFR + 1.30%), 11/25/2055(b)	10,000,000	10,014,535
		103,012,856
Federal Home Loan Mortgage Corp. (FHLMC)-0.59%
ARM, 6.49% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.55%), 06/01/2037(b)	103,728	106,180
ARM, 6.53% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.73%), 11/01/2038(b)	182,181	188,066
ARM, 6.57% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.72%), 03/01/2043(b)	143,490	149,430
ARM, 6.59% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.76%), 11/01/2047(b)	2,467,400	2,568,620
	Principal Amount	Value
Federal Home Loan Mortgage Corp. (FHLMC)-(continued)
ARM, 5.74% (1 yr. U.S. Treasury Yield Curve Rate + 2.16%), 11/01/2048(b)	$2,262,915	$2,327,285
ARM, 6.45% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.63%), 01/01/2049(b)	2,226,835	2,302,522
		7,642,103
Federal National Mortgage Association (FNMA)-0.19%
ARM, 6.64% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.64%), 02/01/2035(b)	39,004	39,815
ARM, 6.15% (6 mo. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.57%), 07/01/2035(b)	23,266	23,932
ARM, 6.48% (1 yr. U.S. Treasury Yield Curve Rate + 2.41%), 07/01/2035(b)	375,242	386,873
ARM, 6.41% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.66%), 10/01/2036(b)	76,323	78,282
ARM, 6.75% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.75%), 03/01/2037(b)	123,833	127,057
ARM, 6.25% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.52%), 11/01/2037(b)	41,775	42,418
ARM, 6.35% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.58%), 04/01/2045(b)	1,644,768	1,702,824
		2,401,201
Government National Mortgage Association (GNMA)-0.19%
ARM, 5.30% (1 yr. U.S. Treasury Yield Curve Rate + 1.50%), 08/20/2049(b)	2,417,910	2,468,648
Total U.S. Government Sponsored Agency Mortgage- Backed Securities (Cost $114,893,541)		115,524,808
	Shares
Money Market Funds-1.92%
Invesco Government & Agency Portfolio, Institutional Class, 4.06%(i)(j) (Cost $24,666,318)	24,666,318	24,666,318
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-101.24% (Cost $1,301,406,674)		1,303,417,459
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.85%
Invesco Private Government Fund, 4.13%(i)(j)(k)	3,019,907	3,019,907
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Variable Rate Investment Grade ETF (VRIG)—(continued)
October 31, 2025
	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 4.30%(i)(j)(k)	7,886,510	$7,888,876
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $10,908,790)		10,908,783
TOTAL INVESTMENTS IN SECURITIES-102.09% (Cost $1,312,315,464)		1,314,326,242
OTHER ASSETS LESS LIABILITIES-(2.09)%		(26,872,553)
NET ASSETS-100.00%		$1,287,453,689

Investment Abbreviations:
ARM	-Adjustable Rate Mortgage
Ctfs.	-Certificates
IBOR	-Interbank Offered Rate
REMICs	-Real Estate Mortgage Investment Conduits
SOFR	-Secured Overnight Financing Rate
STACR®	-Structured Agency Credit Risk
USD	-U.S. Dollar

Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2025.
(c)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at
October 31, 2025 was $615,794,345, which represented 47.83% of the Fund’s Net Assets.

(d)	All or a portion of this security was out on loan at October 31, 2025.
(e)	Perpetual bond with no specified maturity date.
(f)	CAS notes are bonds issued by Fannie Mae. The amount of periodic principal and ultimate principal paid by Fannie Mae is determined by the performance of a large and diverse reference pool.
(g)
Principal payments are determined by the delinquency and principal payment experience on the STACR® reference pool. Freddie Mac transfers credit risk from the mortgages in the reference pool to credit investors who invest in the STACR® debt notes.

(h)
Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on October 31, 2025.

(i)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2025.

	Value October 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$10,381,524	$380,918,425	$(366,633,631)	$-	$-	$24,666,318	$518,784
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Variable Rate Investment Grade ETF (VRIG)—(continued)
October 31, 2025
	Value October 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2025	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$12,816,702	$105,032,456	$(114,829,251)	$-	$-	$3,019,907	$408,943 *
Invesco Private Prime Fund	32,769,399	247,888,474	(272,767,541)	2,017	(3,473)	7,888,876	1,089,269 *
Total	$55,967,625	$733,839,355	$(754,230,423)	$2,017	$(3,473)	$35,575,101	$2,016,996

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(j)	The rate shown is the 7-day SEC standardized yield as of October 31, 2025.
(k)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2P.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Statements of Assets and Liabilities
October 31, 2025

	Invesco AAA CLO Floating Rate Note ETF (ICLO)	Invesco Active U.S. Real Estate ETF (PSR)	Invesco Comstock Contrarian Equity ETF (CSTK)
Assets:
Unaffiliated investments in securities, at value(a)	$385,803,085	$50,868,127	$108,151,837
Affiliated investments in securities, at value	539,116	805,944	2,221,316
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	-	-	-
Cash	-	-	-
Due from broker	-	-	-
Foreign currencies, at value	-	-	-
Deposits with brokers:
Cash collateral-futures contracts	-	-	-
Receivable for:
Dividends and interest	1,285,599	31,226	92,024
Securities lending	-	274	3
Investments sold	3,521	-	-
Investments sold - affiliated broker	-	-	-
Fund shares sold	2,555,398	-	-
Expenses absorbed	617	-	296
Foreign tax reclaims	-	-	-
Total assets	390,187,336	51,705,571	110,465,476
Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	4,451	-	-
Payable for:
Variation margin on futures contracts	-	-	-
Investments purchased	6,810,973	-	-
Investments purchased - TBA	-	-	-
Investments purchased - affiliated broker	-	-	-
Collateral upon return of securities loaned	-	678,602	196,875
Accrued unitary management fees	60,883	15,364	32,785
Accrued expenses	-	113,429	-
Total liabilities	6,876,307	807,395	229,660
Net Assets	$383,311,029	$50,898,176	$110,235,816
Net assets consist of:
Shares of beneficial interest	$384,395,349	$70,347,069	$100,949,312
Distributable earnings (loss)	(1,084,320)	(19,448,893)	9,286,504
Net Assets	$383,311,029	$50,898,176	$110,235,816
Shares outstanding (unlimited amount authorized, $0.01 par value)	15,000,001	560,000	3,940,001
Net asset value	$25.55	$90.89	$27.98
Market price	$25.56	$90.85	$28.00
Unaffiliated investments in securities, at cost	$386,217,415	$50,263,672	$99,117,233
Affiliated investments in securities, at cost	$539,116	$805,944	$2,221,316
Foreign currencies, at cost	$-	$-	$-
(a)Includes securities on loan with an aggregate value of:	$-	$658,688	$191,452
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Fixed Income ETF (GTOC)	Invesco Global Equity Net Zero ETF (IQSZ)	Invesco High Yield Bond Factor ETF (IHYF)

$195,961,844	$146,740,727	$131,064,920
37,327,871	838,722	40,636,066

-	-	1,855
2,170,393	-	26,471
7,727	-	7,174
-	5,051	230,880

4,858	-	-

1,068,740	166,790	2,115,185
427	6,699	12,136
21,207,880	5,217,090	169,226
-	806,070	-
-	-	2,259,511
-	-	-
-	1,099	-
257,749,740	153,782,248	176,523,424

-	-	-

1,232	-	3,796
29,416,531	5,463,847	2,514,599
50,698,304	-	-
-	630,774	-
1,774,492	820,023	39,754,752
16,088	23,679	36,919
-	-	-
81,906,647	6,938,323	42,310,066
$175,843,093	$146,843,925	$134,213,358

$176,091,578	$133,814,484	$138,332,684
(248,485)	13,029,441	(4,119,326)
$175,843,093	$146,843,925	$134,213,358
6,900,001	5,350,001	5,940,001
$25.48	$27.45	$22.59
$25.48	$27.44	$22.66
$196,302,161	$134,342,271	$130,468,588
$37,327,893	$838,727	$40,636,130
$-	$5,052	$232,781
$1,695,840	$718,994	$38,186,219

Statements of Assets and Liabilities—(continued)
October 31, 2025

	Invesco High Yield Select ETF (HIYS)	Invesco International Growth Focus ETF (MTRA)	Invesco MSCI EAFE Income Advantage ETF (EFAA)
Assets:
Unaffiliated investments in securities, at value(a)	$7,740,913	$167,685,335	$194,471,137
Affiliated investments in securities, at value	627,551	906,746	50,762,163
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	1,801	-	-
Cash	44,175	-	876,000
Due from broker	-	-	1,791
Foreign currencies, at value	122,349	849	22,823
Deposits with brokers:
Cash collateral-futures contracts	-	-	-
Cash segregated as collateral	-	193,550	-
Receivable for:
Dividends and interest	113,980	146,988	737,193
Securities lending	241	6,952	1,336
Investments sold	-	6,117,047	1,459,188
Fund shares sold	-	193,569	13,058,166
Expenses absorbed	19	126	6,507
Foreign tax reclaims	-	-	89,809
Other assets	-	2,950	-
Total assets	8,651,029	175,254,112	261,486,113
Liabilities:
Other investments:
Options written, at value	-	-	-
Due to custodian	-	81,096	-
Due to broker	-	-	32,987
Payable for:
Investments purchased	102,789	6,621,386	12,895,078
Investments purchased - affiliated broker	-	-	22,735
Collateral upon return of securities loaned	577,307	906,747	7,300,545
Collateral upon receipt of securities in-kind	-	193,550	-
Fund shares repurchased	-	-	720
Accrued unitary management fees	3,249	76,178	70,724
Total liabilities	683,345	7,878,957	20,322,789
Net Assets	$7,967,684	$167,375,155	$241,163,324
Net assets consist of:
Shares of beneficial interest	$7,720,519	$160,935,993	$229,183,022
Distributable earnings (loss)	247,165	6,439,162	11,980,302
Net Assets	$7,967,684	$167,375,155	$241,163,324
Shares outstanding (unlimited amount authorized, $0.01 par value)	310,001	6,340,001	4,560,001
Net asset value	$25.70	$26.40	$52.89
Market price	$25.70	$26.39	$53.00
Unaffiliated investments in securities, at cost	$7,515,793	$162,296,409	$173,967,725
Affiliated investments in securities, at cost	$627,555	$906,747	$50,762,192
Foreign currencies, at cost	$122,244	$864	$23,184
Premium received on written options	$-	$-	$-
(a)Includes securities on loan with an aggregate value of:	$553,406	$907,096	$6,832,014
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco QQQ Hedged Advantage ETF (QQHG)	Invesco QQQ Income Advantage ETF (QQA)	Invesco S&P 500® Downside Hedged ETF (PHDG)

$12,254,720	$350,992,417	$53,071,356
-	82,341,178	16,504,132

-	-	-
-	3,869,000	-
-	-	-
-	-	-

-	-	3,149,161
-	-	-

3,544	1,043,030	63,040
-	72	87
140,482	3,246,229	-
-	2,702,713	-
1	13,879	1,567
-	-	-
-	-	-
12,398,747	444,208,518	72,789,343

76,025	-	-
44,018	-	-
-	13,579	-

68,547	9,577,230	-
-	-	-
-	505,424	158,815
-	-	-
-	-	-
4,538	100,400	24,569
193,128	10,196,633	183,384
$12,205,619	$434,011,885	$72,605,959

$10,000,003	$400,390,764	$153,277,792
2,205,616	33,621,121	(80,671,833)
$12,205,619	$434,011,885	$72,605,959
200,001	8,030,001	1,900,000
$61.03	$54.05	$38.21
$61.04	$54.26	$38.08
$9,678,388	$293,338,435	$48,888,512
$-	$82,341,178	$16,503,120
$-	$-	$-
$104,112	$-	$-
$-	$503,155	$155,493

Statements of Assets and Liabilities—(continued)
October 31, 2025

	Invesco S&P 500 Equal Weight Income Advantage ETF (RSPA)	Invesco Short Duration Total Return Bond ETF (GTOS)	Invesco SteelPath MLP & Energy Infrastructure ETF (PIPE)
Assets:
Unaffiliated investments in securities, at value(a)	$376,309,996	$81,485,300	$47,909,295
Affiliated investments in securities, at value	93,824,175	5,357,411	2,157,359
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	-	-	-
Unrealized appreciation on swap agreements — OTC	-	-	-
Cash	-	194,526	-
Due from broker	132	6,181	60,514
Foreign currencies, at value	-	-	-
Deposits with brokers:
Cash collateral-centrally cleared swap agreements	-	-	-
Cash collateral-OTC derivatives	-	-	-
Receivable for:
Dividends and interest	1,275,106	423,115	100,059
Securities lending	1,693	340	1,555
Investments sold	3,558,628	12,400,128	118,952
Fund shares sold	34,412	3,763,544	-
Expenses absorbed	14,972	558	-
Investments matured, at value	-	-	-
Total assets	475,019,114	103,631,103	50,347,734
Liabilities:
Due to broker	21,291	-	-
Payable for:
Variation margin on futures contracts	-	418	-
Investments purchased	3,314,000	19,900,745	-
Investments purchased - TBA	-	-	-
Collateral upon return of securities loaned	7,524,540	921,052	1,550,638
Fund shares repurchased	-	250	-
Accrued unitary management fees	116,354	11,862	31,601
Accrued advisory fees	-	-	-
Accrued trustees’ and officer’s fees	-	-	-
Accrued expenses	-	-	-
Total liabilities	10,976,185	20,834,327	1,582,239
Net Assets	$464,042,929	$82,796,776	$48,765,495
Net assets consist of:
Shares of beneficial interest	$468,978,128	$82,768,021	$50,477,133
Distributable earnings (loss)	(4,935,199)	28,755	(1,711,638)
Net Assets	$464,042,929	$82,796,776	$48,765,495
Shares outstanding (unlimited amount authorized, $0.01 par value)	9,200,001	3,300,001	2,110,001
Net asset value	$50.44	$25.09	$23.11
Market price	$50.57	$25.11	$23.11
Unaffiliated investments in securities, at cost	$354,242,666	$81,358,365	$49,670,656
Affiliated investments in securities, at cost	$93,631,911	$5,357,419	$2,157,373
Foreign currencies, at cost	$-	$-	$(29)
Investments matured, at cost	$-	$-	$-
(a)Includes securities on loan with an aggregate value of:	$7,342,131	$888,572	$1,477,696
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Top QQQ ETF (QBIG)	Invesco Total Return Bond ETF (GTO)	Invesco Ultra Short Duration ETF (GSY)

$21,205,297	$2,284,227,117	$3,193,732,354
15,759,350	141,098,340	17,257,555

-	11,101	-
5,038,244	-	-
-	19,165,318	1,206,292
-	2,568,773	-
-	61,672	140

-	1,284,742	-
5,823	-	-

53,916	15,421,263	16,477,646
-	30,437	4,575
-	153,904,414	-
-	500	50,235,544
2,407	-	1,185
-	14,000	-
42,065,037	2,617,787,677	3,278,915,291

-	1,054,008	719,371

-	155,830	-
-	156,455,943	72,441,220
-	406,723,844	-
-	130,261,525	9,978,991
-	-	-
9,717	576,037	-
-	-	517,300
-	-	53,971
-	-	210,618
9,717	695,227,187	83,921,471
$42,055,320	$1,922,560,490	$3,194,993,820

$35,243,616	$2,072,575,579	$3,211,139,035
6,811,704	(150,015,089)	(16,145,215)
$42,055,320	$1,922,560,490	$3,194,993,820
1,050,001	40,400,000	63,600,000
$40.05	$47.59	$50.24
$40.07	$47.57	$50.24
$17,393,593	$2,270,332,304	$3,183,965,910
$15,759,350	$141,094,131	$17,288,741
$-	$61,699	$150
$-	$201,246	$-
$-	$124,327,299	$9,679,318

Statements of Assets and Liabilities—(continued)
October 31, 2025

Invesco Variable Rate Investment Grade ETF (VRIG)
Assets:
Unaffiliated investments in securities, at value(a)	$1,278,751,141
Affiliated investments in securities, at value	35,575,101
Due from broker	9,397
Receivable for:
Dividends and interest	4,273,787
Securities lending	4,499
Investments sold	155,505
Total assets	1,318,769,430
Liabilities:
Payable for:
Investments purchased	20,079,356
Collateral upon return of securities loaned	10,908,790
Accrued unitary management fees	327,595
Total liabilities	31,315,741
Net Assets	$1,287,453,689
Net assets consist of:
Shares of beneficial interest	$1,291,056,745
Distributable earnings (loss)	(3,603,056)
Net Assets	$1,287,453,689
Shares outstanding (unlimited amount authorized, $0.01 par value)	51,300,001
Net asset value	$25.10
Market price	$25.09
Unaffiliated investments in securities, at cost	$1,276,740,356
Affiliated investments in securities, at cost	$35,575,108
(a)Includes securities on loan with an aggregate value of:	$10,615,981
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Statements of Operations
For the year ended October 31, 2025

	Invesco AAA CLO Floating Rate Note ETF (ICLO)	Invesco Active U.S. Real Estate ETF (PSR)	Invesco Comstock Contrarian Equity ETF (CSTK)(a)	Invesco Core Fixed Income ETF (GTOC)(b)
Investment income:
Unaffiliated interest income	$17,987,905	$-	$-	$373,102
Unaffiliated dividend income	-	1,653,318	1,166,708	-
Affiliated dividend income	185,600	3,190	62,787	66,952
Securities lending income, net	-	3,056	16	533
Foreign withholding tax	-	-	(3,675)	-
Total investment income	18,173,505	1,659,564	1,225,836	440,587
Expenses:
Unitary management fees	596,061	208,429	167,584	24,859
Proxy fees	-	128,000	-	-
Tax expenses	-	-	-	-
Total expenses	596,061	336,429	167,584	24,859
Less: Waivers	(6,596)	(74)	(2,691)	(1,551)
Net expenses	589,465	336,355	164,893	23,308
Net investment income	17,584,040	1,323,209	1,060,943	417,279
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(685,552)	451,139	98,360	174,017
Affiliated investment securities	-	23	19	1
In-kind redemptions	-	898,223	18,228	-
Foreign currencies	-	-	-	-
Forward foreign currency contracts	-	-	-	-
Futures contracts	-	-	-	(37,434)
Options written	-	-	-	-
Net realized gain (loss)	(685,552)	1,349,385	116,607	136,584
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(872,521)	(4,305,158)	9,034,604	(340,317)
Affiliated investment securities	-	135	-	(22)
Foreign currencies	3,521	-	-	-
Forward foreign currency contracts	(4,451)	-	-	-
Futures contracts	-	-	-	(35,006)
Options written	-	-	-	-
Change in net unrealized appreciation (depreciation)	(873,451)	(4,305,023)	9,034,604	(375,345)
Net realized and unrealized gain (loss)	(1,559,003)	(2,955,638)	9,151,211	(238,761)
Net increase (decrease) in net assets resulting from operations	$16,025,037	$(1,632,429)	$10,212,154	$178,518

(a)	For the period May 5, 2025 (commencement of investment operations) through October 31, 2025.
(b)	For the period July 21, 2025 (commencement of investment operations) through October 31, 2025.
(c)	For the period July 14, 2025 (commencement of investment operations) through October 31, 2025.
(d)	For the period June 9, 2025 (commencement of investment operations) through October 31, 2025.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Global Equity Net Zero ETF (IQSZ)(c)	Invesco High Yield Bond Factor ETF (IHYF)	Invesco High Yield Select ETF (HIYS)	Invesco International Growth Focus ETF (MTRA)(d)	Invesco MSCI EAFE Income Advantage ETF (EFAA)	Invesco QQQ Hedged Advantage ETF (QQHG)(a)

$-	$4,822,641	$579,431	$-	$6,877,354	$-
703,361	-	7	291,564	3,449,625	37,230
679	16,388	15,966	7,097	1,153,719	813
10,985	72,405	3,424	7,118	11,871	-
(40,636)	-	-	(27,327)	(336,901)	(24)
674,389	4,911,434	598,828	278,452	11,155,668	38,019

77,007	253,869	41,880	126,249	549,585	24,346
-	-	-	-	-	-
-	-	-	-	535	-
77,007	253,869	41,880	126,249	550,120	24,346
(16)	(374)	(1,937)	(313)	(328,016)	(35)
76,991	253,495	39,943	125,936	222,104	24,311
597,398	4,657,939	558,885	152,516	10,933,564	13,708

493,448	(261,297)	63,487	930,005	(6,873,901)	(446,958)
119	110	(11,555)	(568)	(65)	-
412,761	-	-	-	1,111,842	-
8,175	67	(2,002)	(29,212)	(8,491)	-
-	-	(3,821)	-	-	-
-	(13,346)	-	-	-	-
-	-	-	-	-	48,156
914,503	(274,466)	46,109	900,225	(5,770,615)	(398,802)

12,398,456	(146,980)	(769)	5,388,926	21,015,939	2,576,332
(5)	584	13	(1)	(29)	-
(3,431)	(1,901)	38	(2,504)	4,069	-
-	1,855	(2,181)	-	-	-
-	125,959	-	-	-	-
-	-	-	-	-	28,087
12,395,020	(20,483)	(2,899)	5,386,421	21,019,979	2,604,419
13,309,523	(294,949)	43,210	6,286,646	15,249,364	2,205,617
$13,906,921	$4,362,990	$602,095	$6,439,162	$26,182,928	$2,219,325

Statements of Operations—(continued)
For the year ended October 31, 2025

	Invesco QQQ Income Advantage ETF (QQA)	Invesco S&P 500® Downside Hedged ETF (PHDG)	Invesco S&P 500 Equal Weight Income Advantage ETF (RSPA)	Invesco Short Duration Total Return Bond ETF (GTOS)
Investment income:
Unaffiliated interest income	$21,526,046	$318,886	$24,257,674	$684,729
Unaffiliated dividend income	1,242,195	803,491	4,758,958	2,103
Affiliated dividend income	1,985,121	1,245,489	2,855,553	22,932
Securities lending income, net	3,599	3,140	97,774	3,351
Foreign withholding tax	(3,315)	(219)	(1,848)	-
Total investment income	24,753,646	2,370,787	31,968,111	713,115
Expenses:
Unitary management fees	676,915	387,664	976,174	41,869
Advisory fees	-	-	-	-
Accounting & administration fees	-	-	-	-
Custodian & transfer agent fees	-	-	-	-
Trustees’ and officer’s fees	-	-	-	-
Other expenses	-	-	-	-
Total expenses	676,915	387,664	976,174	41,869
Less: Waivers	(386,283)	(52,518)	(606,855)	(887)
Net expenses	290,632	335,146	369,319	40,982
Net investment income	24,463,014	2,035,641	31,598,792	672,133
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(22,548,456)	(2,767,449)	(24,271,361)	71,612
Affiliated investment securities	(180,682)	896	(197,819)	(13)
Unaffiliated in-kind redemptions	7,467,194	-	9,630,479	-
Affiliated in-kind redemptions	-	-	101,869	-
Foreign currencies	-	-	-	-
Forward foreign currency contracts	-	-	-	-
Futures contracts	-	(1,939,308)	-	(41,753)
Swap agreements	-	-	-	-
Options written	-	-	-	-
Net realized gain (loss)	(15,261,944)	(4,705,861)	(14,736,832)	29,846
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	53,940,177	2,035,180	14,938,177	27,745
Affiliated investment securities	2	(169)	170,429	23
Foreign currencies	-	-	-	-
Forward foreign currency contracts	-	-	-	-
Futures contracts	-	165,065	-	(1,024)
Swap agreements	-	-	-	-
Change in net unrealized appreciation (depreciation)	53,940,179	2,200,076	15,108,606	26,744
Net realized and unrealized gain (loss)	38,678,235	(2,505,785)	371,774	56,590
Net increase (decrease) in net assets resulting from operations	$63,141,249	$(470,144)	$31,970,566	$728,723

(a)	For the period February 18, 2025 (commencement of investment operations) through October 31, 2025.
(b)	For the period December 2, 2024 (commencement of investment operations) through October 31, 2025.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco SteelPath MLP & Energy Infrastructure ETF (PIPE)(a)	Invesco Top QQQ ETF (QBIG)(b)	Invesco Total Return Bond ETF (GTO)	Invesco Ultra Short Duration ETF (GSY)	Invesco Variable Rate Investment Grade ETF (VRIG)

$-	$-	$91,791,871	$135,353,872	$65,531,291
710,422	45,948	418,574	-	-
11,780	552,032	318,227	371,369	518,784
12,140	-	287,015	74,040	102,537
(39,489)	-	-	-	-
694,853	597,980	92,815,687	135,799,281	66,152,612

150,321	74,123	7,403,281	-	3,666,552
-	-	-	5,373,730	-
-	-	-	200,882	-
-	-	-	12,337	-
-	-	-	30,924	-
-	-	-	344,534	-
150,321	74,123	7,403,281	5,962,407	3,666,552
(280)	(19,712)	(2,391,237)	(12,351)	(11,495)
150,041	54,411	5,012,044	5,950,056	3,655,057
544,812	543,569	87,803,643	129,849,225	62,497,555

(2,997)	(940,118)	(1,644,279)	2,366,269	186,271
(303)	-	(5,515)	5,421	(3,473)
82,636	-	-	-	-
-	-	-	-	-
(1,241)	-	31,604	-	-
-	-	(7,998)	-	-
-	-	(15,390,185)	-	-
-	(1,646,838)	14,499	-	-
-	-	59,926	-	-
78,095	(2,586,956)	(16,941,948)	2,371,690	182,798

(1,761,361)	3,811,704	43,088,984	2,424,060	(135,869)
(14)	-	4,632	(25,646)	2,017
29	-	182	(1)	-
-	-	11,101	-	-
-	-	1,313,220	-	-
-	5,038,244	31,740	-	-
(1,761,346)	8,849,948	44,449,859	2,398,413	(133,852)
(1,683,251)	6,262,992	27,507,911	4,770,103	48,946
$(1,138,439)	$6,806,561	$115,311,554	$134,619,328	$62,546,501

Statements of Changes in Net Assets
For the years ended October 31, 2025 and 2024

	Invesco AAA CLO Floating Rate Note ETF (ICLO)		Invesco Active U.S. Real Estate ETF (PSR)
	2025	2024	2025	2024
Operations:
Net investment income	$17,584,040	$6,718,330	$1,323,209	$2,120,994
Net realized gain (loss)	(685,552)	170,267	1,349,385	(7,964,407)
Change in net unrealized appreciation (depreciation)	(873,451)	85,931	(4,305,023)	25,465,020
Net increase (decrease) in net assets resulting from operations	16,025,037	6,974,528	(1,632,429)	19,621,607
Distributions to Shareholders from:
Distributable earnings	(17,777,687)	(6,900,691)	(1,564,525)	(2,259,259)
Shareholder Transactions:
Proceeds from shares sold	265,295,044	146,074,337	2,851,717	17,165,074
Value of shares repurchased	(57,328,147)	(2,570,906)	(16,321,036)	(50,523,377)
Transaction fees	387,481	-	-	-
Net increase (decrease) in net assets resulting from share transactions	208,354,378	143,503,431	(13,469,319)	(33,358,303)
Net increase (decrease) in net assets	206,601,728	143,577,268	(16,666,273)	(15,995,955)
Net assets:
Beginning of year	176,709,301	33,132,033	67,564,449	83,560,404
End of year	$383,311,029	$176,709,301	$50,898,176	$67,564,449
Changes in Shares Outstanding:
Shares sold	10,350,000	5,700,000	30,000	200,000
Shares repurchased	(2,250,000)	(100,000)	(180,000)	(580,000)
Shares outstanding, beginning of year	6,900,001	1,300,001	710,000	1,090,000
Shares outstanding, end of year	15,000,001	6,900,001	560,000	710,000

(a)	For the period May 5, 2025 (commencement of investment operations) through October 31, 2025.
(b)	For the period July 21, 2025 (commencement of investment operations) through October 31, 2025.
(c)	For the period July 14, 2025 (commencement of investment operations) through October 31, 2025.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Comstock Contrarian Equity ETF (CSTK)	Invesco Core Fixed Income ETF (GTOC)	Invesco Global Equity Net Zero ETF (IQSZ)	Invesco High Yield Bond Factor ETF (IHYF)
2025(a)	2025(b)	2025(c)	2025	2024

$1,060,943	$417,279	$597,398	$4,657,939	$3,636,156
116,607	136,584	914,503	(274,466)	(174,076)
9,034,604	(375,345)	12,395,020	(20,483)	3,728,315
10,212,154	178,518	13,906,921	4,362,990	7,190,395

(907,422)	(427,003)	(465,256)	(4,616,309)	(3,639,460)

101,193,242	176,091,578	138,729,726	98,608,962	15,871,359
(262,158)	-	(5,327,466)	(16,563,967)	(8,656,694)
-	-	-	-	-
100,931,084	176,091,578	133,402,260	82,044,995	7,214,665
110,235,816	175,843,093	146,843,925	81,791,676	10,765,600

-	-	-	52,421,682	41,656,082
$110,235,816	$175,843,093	$146,843,925	$134,213,358	$52,421,682

3,950,001	6,900,001	5,550,001	4,370,000	720,000
(10,000)	-	(200,000)	(760,000)	(390,000)
-	-	-	2,330,001	2,000,001
3,940,001	6,900,001	5,350,001	5,940,001	2,330,001

Statements of Changes in Net Assets—(continued)
For the years ended October 31, 2025 and 2024

	Invesco High Yield Select ETF (HIYS)		Invesco International Growth Focus ETF (MTRA)
	2025	2024	2025(a)
Operations:
Net investment income	$558,885	$691,466	$152,516
Net realized gain (loss)	46,109	78,802	900,225
Change in net unrealized appreciation (depreciation)	(2,899)	527,673	5,386,421
Net increase (decrease) in net assets resulting from operations	602,095	1,297,941	6,439,162
Distributions to Shareholders from:
Distributable earnings	(559,003)	(716,226)	-
Shareholder Transactions:
Proceeds from shares sold	-	-	160,935,993
Value of shares repurchased	(2,275,149)	-	-
Net increase (decrease) in net assets resulting from share transactions	(2,275,149)	-	160,935,993
Net increase (decrease) in net assets	(2,232,057)	581,715	167,375,155
Net assets:
Beginning of year	10,199,741	9,618,026	-
End of year	$7,967,684	$10,199,741	$167,375,155
Changes in Shares Outstanding:
Shares sold	-	-	6,340,001
Shares repurchased	(90,000)	-	-
Shares outstanding, beginning of year	400,001	400,001	-
Shares outstanding, end of year	310,001	400,001	6,340,001

(a)	For the period June 9, 2025 (commencement of investment operations) through October 31, 2025.
(b)	For the period July 15, 2024 (commencement of investment operations) through October 31, 2024.
(c)	For the period May 5, 2025 (commencement of investment operations) through October 31, 2025.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco MSCI EAFE Income Advantage ETF (EFAA)		Invesco QQQ Hedged Advantage ETF (QQHG)	Invesco QQQ Income Advantage ETF (QQA)		Invesco S&P 500® Downside Hedged ETF (PHDG)
2025	2024(b)	2025(c)	2025	2024(b)	2025	2024

$10,933,564	$2,779,249	$13,708	$24,463,014	$3,685,705	$2,035,641	$2,394,813
(5,770,615)	(875,049)	(398,802)	(15,261,944)	(1,524,195)	(4,705,861)	23,457,543
21,019,979	(524,543)	2,604,419	53,940,179	3,713,803	2,200,076	1,713,470
26,182,928	1,379,657	2,219,325	63,141,249	5,875,313	(470,144)	27,565,826

(12,389,313)	(1,735,949)	(13,756)	(24,611,090)	(3,179,903)	(2,057,347)	(2,621,385)

134,517,676	125,748,255	10,000,050	303,463,421	131,713,690	9,307,469	10,801,461
(26,533,342)	(6,006,588)	-	(39,993,262)	(2,397,533)	(48,016,836)	(55,066,469)
107,984,334	119,741,667	10,000,050	263,470,159	129,316,157	(38,709,367)	(44,265,008)
121,777,949	119,385,375	12,205,619	302,000,318	132,011,567	(41,236,858)	(19,320,567)

119,385,375	-	-	132,011,567	-	113,842,817	133,163,384
$241,163,324	$119,385,375	$12,205,619	$434,011,885	$132,011,567	$72,605,959	$113,842,817

2,650,000	2,580,001	200,001	6,100,000	2,780,001	250,000	300,000
(550,000)	(120,000)	-	(800,000)	(50,000)	(1,350,000)	(1,550,000)
2,460,001	-	-	2,730,001	-	3,000,000	4,250,000
4,560,001	2,460,001	200,001	8,030,001	2,730,001	1,900,000	3,000,000

Statements of Changes in Net Assets—(continued)
For the years ended October 31, 2025 and 2024

	Invesco S&P 500 Equal Weight Income Advantage ETF (RSPA)		Invesco Short Duration Total Return Bond ETF (GTOS)
	2025	2024(a)	2025	2024
Operations:
Net investment income	$31,598,792	$7,074,244	$672,133	$549,417
Net realized gain (loss)	(14,736,832)	(1,835,840)	29,846	37,615
Change in net unrealized appreciation (depreciation)	15,108,606	7,150,988	26,744	172,563
Net increase (decrease) in net assets resulting from operations	31,970,566	12,389,392	728,723	759,595
Distributions to Shareholders from:
Distributable earnings	(31,897,933)	(6,179,890)	(718,794)	(552,129)
Return of capital	-	-	-	-
Total distributions to shareholders	(31,897,933)	(6,179,890)	(718,794)	(552,129)
Shareholder Transactions:
Proceeds from shares sold	245,385,822	291,736,930	72,808,117	-
Value of shares repurchased	(49,129,967)	(30,231,991)	-	-
Net increase in net assets resulting from share transactions	196,255,855	261,504,939	72,808,117	-
Net increase in net assets	196,328,488	267,714,441	72,818,046	207,466
Net assets:
Beginning of year	267,714,441	-	9,978,730	9,771,264
End of year	$464,042,929	$267,714,441	$82,796,776	$9,978,730
Changes in Shares Outstanding:
Shares sold	4,920,000	5,840,001	2,900,000	-
Shares repurchased	(960,000)	(600,000)	-	-
Shares outstanding, beginning of year	5,240,001	-	400,001	400,001
Shares outstanding, end of year	9,200,001	5,240,001	3,300,001	400,001

(a)	For the period July 15, 2024 (commencement of investment operations) through October 31, 2024.
(b)	For the period February 18, 2025 (commencement of investment operations) through October 31, 2025.
(c)	For the period December 2, 2024 (commencement of investment operations) through October 31, 2025.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco SteelPath MLP & Energy Infrastructure ETF (PIPE)	Invesco Top QQQ ETF (QBIG)	Invesco Total Return Bond ETF (GTO)		Invesco Ultra Short Duration ETF (GSY)
2025(b)	2025(c)	2025	2024	2025	2024

$544,812	$543,569	$87,803,643	$59,442,242	$129,849,225	$110,175,187
78,095	(2,586,956)	(16,941,948)	28,786,639	2,371,690	(4,350,750)
(1,761,346)	8,849,948	44,449,859	47,423,258	2,398,413	26,889,127
(1,138,439)	6,806,561	115,311,554	135,652,139	134,619,328	132,713,564

(694,532)	-	(87,724,453)	(59,344,297)	(130,088,880)	(116,677,202)
(208,169)	-	-	-	-	-
(902,701)	-	(87,724,453)	(59,344,297)	(130,088,880)	(116,677,202)

58,048,925	42,491,555	426,296,706	733,572,709	5,444,986,389	3,244,731,647
(7,242,290)	(7,242,796)	(255,718,274)	(102,369,762)	(4,489,603,319)	(2,913,407,745)
50,806,635	35,248,759	170,578,432	631,202,947	955,383,070	331,323,902
48,765,495	42,055,320	198,165,533	707,510,789	959,913,518	347,360,264

-	-	1,724,394,957	1,016,884,168	2,235,080,302	1,887,720,038
$48,765,495	$42,055,320	$1,922,560,490	$1,724,394,957	$3,194,993,820	$2,235,080,302

2,410,001	1,300,001	9,100,000	15,650,000	108,500,000	64,900,000
(300,000)	(250,000)	(5,450,000)	(2,200,000)	(89,500,000)	(58,300,000)
-	-	36,750,000	23,300,000	44,600,000	38,000,000
2,110,001	1,050,001	40,400,000	36,750,000	63,600,000	44,600,000

Statements of Changes in Net Assets—(continued)
For the years ended October 31, 2025 and 2024

	Invesco Variable Rate Investment Grade ETF (VRIG)
	2025	2024
Operations:
Net investment income	$62,497,555	$57,258,999
Net realized gain	182,798	26,757
Change in net unrealized appreciation (depreciation)	(133,852)	6,657,172
Net increase in net assets resulting from operations	62,546,501	63,942,928
Distributions to Shareholders from:
Distributable earnings	(63,613,216)	(57,755,653)
Shareholder Transactions:
Proceeds from shares sold	581,112,922	499,001,958
Value of shares repurchased	(355,317,097)	(208,173,379)
Net increase in net assets resulting from share transactions	225,795,825	290,828,579
Net increase in net assets	224,729,110	297,015,854
Net assets:
Beginning of year	1,062,724,579	765,708,725
End of year	$1,287,453,689	$1,062,724,579
Changes in Shares Outstanding:
Shares sold	23,150,000	19,900,000
Shares repurchased	(14,200,000)	(8,300,000)
Shares outstanding, beginning of year	42,350,001	30,750,001
Shares outstanding, end of year	51,300,001	42,350,001
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Financial Highlights
Invesco AAA CLO Floating Rate Note ETF (ICLO)
	Years Ended October 31,		For the Period December 7, 2022(a) Through October 31, 2023
	2025	2024
Per Share Operating Performance:
Net asset value at beginning of period	$25.61	$25.49	$25.00
Net investment income(b)	1.43	1.74	1.48
Net realized and unrealized gain (loss) on investments	(0.09)	0.23	0.38
Total from investment operations	1.34	1.97	1.86
Distributions to shareholders from:
Net investment income	(1.42)	(1.85)	(1.37)
Net realized gains	(0.01)	-	-
Total distributions	(1.43)	(1.85)	(1.37)
Transaction fees(b)	0.03	-	-
Net asset value at end of period	$25.55	$25.61	$25.49
Market price at end of period(c)	$25.56	$25.64	$25.50
Net Asset Value Total Return(d)	5.51%	8.00%	7.60%(e)
Market Price Total Return(d)	5.43%	8.08%	7.63%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$383,311	$176,709	$33,132
Ratio to average net assets of:
Expenses, after Waivers	0.19%	0.14%	0.17%(f)
Expenses, prior to Waivers	0.19%	0.21%	0.27%(f)
Net investment income	5.61%	6.83%	6.44%(f)
Portfolio turnover rate(g)	61%	53%	88%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)
The net asset value total return from Fund Inception (December 9, 2022, the first day of trading on the exchange) to October 31, 2023 was 7.51%. The market price total return from Fund Inception to October 31, 2023 was 7.25%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Financial Highlights—(continued)
Invesco Active U.S. Real Estate ETF (PSR)
	Years Ended October 31,
	2025	2024	2023	2022	2021
Per Share Operating Performance:
Net asset value at beginning of year	$95.16	$76.66	$87.42	$110.25	$78.27
Net investment income(a)	2.05	2.57	2.47	1.83	1.59
Net realized and unrealized gain (loss) on investments	(3.91)	18.69	(10.61)	(22.07)	32.99
Total from investment operations	(1.86)	21.26	(8.14)	(20.24)	34.58
Distributions to shareholders from:
Net investment income	(2.41)	(2.76)	(2.62)	(2.59)	(2.60)
Net asset value at end of year	$90.89	$95.16	$76.66	$87.42	$110.25
Market price at end of year(b)	$90.85	$95.21	$76.72	$87.45	$110.26
Net Asset Value Total Return(c)	(1.95)%	28.00%	(9.59)%	(18.66)%	44.71%
Market Price Total Return(c)	(2.05)%	27.96%	(9.55)%	(18.65)%	44.82%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$50,898	$67,564	$83,560	$112,770	$130,094
Ratio to average net assets of:
Expenses	0.56%	0.35%	0.35%	0.35%	0.35%
Net investment income	2.22%	2.91%	2.84%	1.77%	1.61%
Portfolio turnover rate(d)	115%	222%	51%	68%	83%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Financial Highlights—(continued)
Invesco Comstock Contrarian Equity ETF (CSTK)
For the Period May 5, 2025(a) Through October 31, 2025
Per Share Operating Performance:
Net asset value at beginning of period	$25.00
Net investment income(b)	0.30
Net realized and unrealized gain on investments	2.91
Total from investment operations	3.21
Distributions to shareholders from:
Net investment income	(0.23)
Net asset value at end of period	$27.98
Market price at end of period(c)	$28.00
Net Asset Value Total Return(d)	12.85%(e)
Market Price Total Return(d)	12.92%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$110,236
Ratio to average net assets of:
Expenses, after Waivers	0.34%(f)
Expenses, prior to Waivers	0.35%(f)
Net investment income	2.22%(f)
Portfolio turnover rate(g)	10%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)
The net asset value total return from Fund Inception (May 7, 2025, the first day of trading on the exchange) to October 31, 2025 was 12.98%. The market price total return from Fund Inception to October 31, 2025 was 13.06%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Financial Highlights—(continued)
Invesco Core Fixed Income ETF (GTOC)
For the Period July 21, 2025(a) Through October 31, 2025
Per Share Operating Performance:
Net asset value at beginning of period	$25.00
Net investment income(b)	0.29
Net realized and unrealized gain on investments	0.46
Total from investment operations	0.75
Distributions to shareholders from:
Net investment income	(0.27)
Net asset value at end of period	$25.48
Market price at end of period(c)	$25.48
Net Asset Value Total Return(d)	3.01%(e)
Market Price Total Return(d)	3.01%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$175,843
Ratio to average net assets of:
Expenses, after Waivers	0.23%(f)
Expenses, prior to Waivers	0.25%(f)
Net investment income	4.04%(f)
Portfolio turnover rate(g)	160%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)
The net asset value total return from Fund Inception (July 23, 2025, the first day of trading on the exchange) to October 31, 2025 was 3.13%. The market price total return from Fund Inception to October 31, 2025 was 3.13%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Financial Highlights—(continued)
Invesco Global Equity Net Zero ETF (IQSZ)
For the Period July 14, 2025(a) Through October 31, 2025
Per Share Operating Performance:
Net asset value at beginning of period	$25.00
Net investment income(b)	0.12
Net realized and unrealized gain on investments	2.41
Total from investment operations	2.53
Distributions to shareholders from:
Net investment income	(0.08)
Net asset value at end of period	$27.45
Market price at end of period(c)	$27.44
Net Asset Value Total Return(d)	10.14%(e)
Market Price Total Return(d)	10.10%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$146,844
Ratio to average net assets of:
Expenses	0.19%(f)
Net investment income	1.49%(f)
Portfolio turnover rate(g)	27%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)
The net asset value total return from Fund Inception (July 16, 2025, the first day of trading on the exchange) to October 31, 2025 was 10.68%. The market price total return from Fund Inception to October 31, 2025 was 10.23%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Financial Highlights—(continued)
Invesco High Yield Bond Factor ETF (IHYF)
	Years Ended October 31,				For the Period November 30, 2020(a) Through October 31, 2021
	2025	2024	2023	2022
Per Share Operating Performance:
Net asset value at beginning of period	$22.50	$20.83	$21.00	$25.45	$25.00
Net investment income(b)	1.61	1.63	1.48	1.12	0.97
Net realized and unrealized gain (loss) on investments	0.09 (c)	1.66	(0.15)	(4.14)	0.43
Total from investment operations	1.70	3.29	1.33	(3.02)	1.40
Distributions to shareholders from:
Net investment income	(1.61)	(1.62)	(1.50)	(1.22)	(0.95)
Net realized gains	-	-	-	(0.11)	-
Return of capital	-	-	-	(0.10)	-
Total distributions	(1.61)	(1.62)	(1.50)	(1.43)	(0.95)
Net asset value at end of period	$22.59	$22.50	$20.83	$21.00	$25.45
Market price at end of period(d)	$22.66	$22.52	$20.90	$21.05	$25.51
Net Asset Value Total Return(e)	7.84%	16.18%	6.47%	(12.57)%	5.65%(f)
Market Price Total Return(e)	8.05%	15.88%	6.50%	(12.59)%	5.88%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$134,213	$52,422	$41,656	$34,020	$41,491
Ratio to average net assets of:
Expenses	0.39%	0.39%	0.39%	0.39%	0.40%(g)
Net investment income	7.16%	7.32%	6.94%	4.82%	4.14%(g)
Portfolio turnover rate(h)	70%	62%	53%	71%	49%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)
Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(d)	The mean between the last bid and ask prices.
(e)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)
The net asset value total return from Fund Inception (December 2, 2020, the first day of trading on the exchange) to October 31, 2021 was 5.39%. The market price total return from Fund Inception to October 31, 2021 was 5.30%.

(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Financial Highlights—(continued)
Invesco High Yield Select ETF (HIYS)
	Years Ended October 31,		For the Period December 7, 2022(a) Through October 31, 2023
	2025	2024
Per Share Operating Performance:
Net asset value at beginning of period	$25.50	$24.05	$25.00
Net investment income(b)	1.63	1.73	1.56
Net realized and unrealized gain (loss) on investments	0.20	1.51	(0.96)
Total from investment operations	1.83	3.24	0.60
Distributions to shareholders from:
Net investment income	(1.63)	(1.79)	(1.55)
Net asset value at end of period	$25.70	$25.50	$24.05
Market price at end of period(c)	$25.70	$25.64	$24.18
Net Asset Value Total Return(d)	7.45%	13.80%	2.41%(e)
Market Price Total Return(d)	6.85%	13.76%	2.94%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$7,968	$10,200	$9,618
Ratio to average net assets of:
Expenses, after Waivers	0.46%	0.48%	0.49%(f)
Expenses, prior to Waivers	0.48%	0.48%	0.50%(f)
Net investment income	6.41%	6.83%	6.95%(f)
Portfolio turnover rate(g)	148%	142%	103%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)
The net asset value total return from Fund Inception (December 9, 2022, the first day of trading on the exchange) to October 31, 2023 was 2.45%. The market price total return from Fund Inception to October 31, 2023 was 2.61%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Financial Highlights—(continued)
Invesco International Growth Focus ETF (MTRA)
For the Period June 9, 2025(a) Through October 31, 2025
Per Share Operating Performance:
Net asset value at beginning of period	$25.00
Net investment income(b)	0.07
Net realized and unrealized gain on investments	1.33
Total from investment operations	1.40
Net asset value at end of period	$26.40
Market price at end of period(c)	$26.39
Net Asset Value Total Return(d)	5.60%(e)
Market Price Total Return(d)	5.56%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$167,375
Ratio to average net assets of:
Expenses	0.54%(f)
Net investment income	0.65%(f)
Portfolio turnover rate(g)	32%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)
The net asset value total return from Fund Inception (June 11, 2025, the first day of trading on the exchange) to October 31, 2025 was 4.72%. The market price total return from Fund Inception to October 31, 2025 was 4.93%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Financial Highlights—(continued)
Invesco MSCI EAFE Income Advantage ETF (EFAA)
	Year ended October 31, 2025	For the Period July 15, 2024(a) Through October 31, 2024
Per Share Operating Performance:
Net asset value at beginning of period	$48.53	$50.00
Net investment income(b)	3.89	1.30
Net realized and unrealized gain (loss) on investments	4.84	(2.06)
Total from investment operations	8.73	(0.76)
Distributions to shareholders from:
Net investment income	(4.37)	(0.71)
Net asset value at end of period	$52.89	$48.53
Market price at end of period(c)	$53.00	$48.59
Net Asset Value Total Return(d)	19.00%	(1.56)%(e)
Market Price Total Return(d)	19.04%	(1.44)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$241,163	$119,385
Ratio to average net assets of:
Expenses, after Waivers	0.16%	- %(f)
Expenses, prior to Waivers	0.39%	0.39%(f)
Net investment income	7.76%	8.88%(f)
Portfolio turnover rate(g)	6%	2%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)
The net asset value total return from Fund Inception (July 17, 2024, the first day of trading on the exchange) to October 31, 2024 was (1.35)%. The market price total return from Fund Inception to October 31, 2024 was (1.26)%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Financial Highlights—(continued)
Invesco QQQ Hedged Advantage ETF (QQHG)
For the Period May 5, 2025(a) Through October 31, 2025
Per Share Operating Performance:
Net asset value at beginning of period	$50.00
Net investment income(b)	0.07
Net realized and unrealized gain on investments	11.03
Total from investment operations	11.10
Distributions to shareholders from:
Net investment income	(0.07)
Net asset value at end of period	$61.03
Market price at end of period(c)	$61.04
Net Asset Value Total Return(d)	22.20%(e)
Market Price Total Return(d)	22.22%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$12,206
Ratio to average net assets of:
Expenses	0.45%(f)
Net investment income	0.25%(f)
Portfolio turnover rate(g)	56%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)
The net asset value total return from Fund Inception (May 7, 2025, the first day of trading on the exchange) to October 31, 2025 was 22.59%. The market price total return from Fund Inception to October 31, 2025 was 22.54%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Financial Highlights—(continued)
Invesco QQQ Income Advantage ETF (QQA)
	Year ended October 31, 2025	For the Period July 15, 2024(a) Through October 31, 2024
Per Share Operating Performance:
Net asset value at beginning of period	$48.36	$50.00
Net investment income(b)	5.22	1.67
Net realized and unrealized gain (loss) on investments	5.65	(2.05)(c)
Total from investment operations	10.87	(0.38)
Distributions to shareholders from:
Net investment income	(5.18)	(1.26)
Net asset value at end of period	$54.05	$48.36
Market price at end of period(d)	$54.26	$48.50
Net Asset Value Total Return(e)	24.00%	(0.76)%(f)
Market Price Total Return(e)	24.09%	(0.47)%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$434,012	$132,012
Ratio to average net assets of:
Expenses, after Waivers	0.12%	- %(g)
Expenses, prior to Waivers	0.29%	0.29%(g)
Net investment income	10.48%	11.82%(g)
Portfolio turnover rate(h)	26%	1%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)
Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(d)	The mean between the last bid and ask prices.
(e)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)
The net asset value total return from Fund Inception (July 17, 2024, the first day of trading on the exchange) to October 31, 2025 was 1.68%. The market price total return from Fund Inception to October 31, 2025 was 1.72%.

(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Financial Highlights—(continued)
Invesco S&P 500® Downside Hedged ETF (PHDG)
	Years Ended October 31,
	2025	2024	2023	2022	2021
Per Share Operating Performance:
Net asset value at beginning of year	$37.95	$31.33	$35.18	$36.82	$32.51
Net investment income(a)	0.75	0.71	0.67	0.30	0.18
Net realized and unrealized gain (loss) on investments	0.30 (b)	6.68	(3.85)	(1.69)	4.31
Total from investment operations	1.05	7.39	(3.18)	(1.39)	4.49
Distributions to shareholders from:
Net investment income	(0.79)	(0.77)	(0.67)	(0.25)	(0.18)
Net asset value at end of year	$38.21	$37.95	$31.33	$35.18	$36.82
Market price at end of year(c)	$38.08	$37.91	$31.35	$35.24	$36.78
Net Asset Value Total Return(d)	2.88%	23.72%	(9.09)%	(3.78)%	13.86%
Market Price Total Return(d)	2.64%	23.51%	(9.19)%	(3.51)%	13.49%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$72,606	$113,843	$133,163	$279,696	$250,377
Ratio to average net assets of:
Expenses, after Waivers(e)	0.34%	0.36%	0.36%	0.38%	0.38%
Expenses, prior to Waivers(e)	0.39%	0.39%	0.39%	0.39%	0.39%
Net investment income	2.05%	1.96%	2.04%	0.84%	0.52%
Portfolio turnover rate(f)	929%	683%	1,213%	1,189%	597%

(a)	Based on average shares outstanding.
(b)
Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(c)	The mean between the last bid and ask prices.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Financial Highlights—(continued)
Invesco S&P 500 Equal Weight Income Advantage ETF (RSPA)
	Year ended October 31, 2025	For the Period July 15, 2024(a) Through October 31, 2024
Per Share Operating Performance:
Net asset value at beginning of period	$51.09	$50.00
Net investment income(b)	4.69	1.57
Net realized and unrealized gain (loss) on investments	(0.64)(c)	0.72
Total from investment operations	4.05	2.29
Distributions to shareholders from:
Net investment income	(4.70)	(1.20)
Net asset value at end of period	$50.44	$51.09
Market price at end of period(d)	$50.57	$51.09
Net Asset Value Total Return(e)	8.44%	4.59%(f)
Market Price Total Return(e)	8.69%	4.59%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$464,043	$267,714
Ratio to average net assets of:
Expenses, after Waivers	0.11%	- %(g)
Expenses, prior to Waivers	0.29%	0.29%(g)
Net investment income	9.39%	10.41%(g)
Portfolio turnover rate(h)	50%	10%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)
Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(d)	The mean between the last bid and ask prices.
(e)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)
The net asset value total return from Fund Inception (July 17, 2024, the first day of trading on the exchange) to October 31, 2024 was 3.62%. The market price total return from Fund Inception to October 31, 2024 was 3.49%.

(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Financial Highlights—(continued)
Invesco Short Duration Total Return Bond ETF (GTOS)
	Years Ended October 31,		For the Period December 7, 2022(a) Through October 31, 2023
	2025	2024
Per Share Operating Performance:
Net asset value at beginning of period	$24.95	$24.43	$25.00
Net investment income(b)	1.23	1.37	1.17
Net realized and unrealized gain (loss) on investments	0.20	0.53	(0.58)
Total from investment operations	1.43	1.90	0.59
Distributions to shareholders from:
Net investment income	(1.29)	(1.38)	(1.16)
Net asset value at end of period	$25.09	$24.95	$24.43
Market price at end of period(c)	$25.11	$24.96	$24.44
Net Asset Value Total Return(d)	5.89%	7.95%	2.39%(e)
Market Price Total Return(d)	5.93%	7.95%	2.43%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$82,797	$9,979	$9,771
Ratio to average net assets of:
Expenses	0.31%	0.35%	0.36%(f)
Net investment income	4.93%	5.52%	5.21%(f)
Portfolio turnover rate(g)	458%	117%	314%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)
The net asset value total return from Fund Inception (December 9, 2022, the first day of trading on the exchange) to October 31, 2023 was 2.47%. The market price total return from Fund Inception to October 31, 2023 was 2.39%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Financial Highlights—(continued)
Invesco SteelPath MLP & Energy Infrastructure ETF (PIPE)
For the Period February 18, 2025(a) Through October 31, 2025
Per Share Operating Performance:
Net asset value at beginning of period	$25.00
Net investment income(b)	0.45
Net realized and unrealized gain (loss) on investments	(1.62)
Total from investment operations	(1.17)
Distributions to shareholders from:
Net investment income	(0.55)
Return of capital	(0.17)
Total distributions	(0.72)
Net asset value at end of period	$23.11
Market price at end of period(c)	$23.11
Net Asset Value Total Return(d)	(4.73)%(e)
Market Price Total Return(d)	(4.73)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$48,765
Ratio to average net assets of:
Expenses	0.75%(f)
Net investment income	2.73%(f)
Portfolio turnover rate(g)	2%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)
The net asset value total return from Fund Inception (February 20, 2025, the first day of trading on the exchange) to October 31, 2025 was (4.46)%. The market price total return from Fund Inception to October 31, 2025 was (4.58)%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Financial Highlights—(continued)
Invesco Top QQQ ETF (QBIG)
For the Period December 2, 2024(a) Through October 31, 2025
Per Share Operating Performance:
Net asset value at beginning of period	$30.00
Net investment income(b)	0.63
Net realized and unrealized gain on investments	9.42
Total from investment operations	10.05
Net asset value at end of period	$40.05
Market price at end of period(c)	$40.07
Net Asset Value Total Return(d)	33.50%(e)
Market Price Total Return(d)	33.57%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$42,055
Ratio to average net assets of:
Expenses, after Waivers	0.21%(f)
Expenses, prior to Waivers	0.29%(f)
Net investment income	2.13%(f)
Portfolio turnover rate(g)	106%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)
The net asset value total return from Fund Inception (December 4, 2024, the first day of trading on the exchange) to October 31, 2025 was 30.37%. The market price total return from Fund Inception to October 31, 2025 was 30.35%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Financial Highlights—(continued)
Invesco Total Return Bond ETF (GTO)
	Years Ended October 31,
	2025	2024	2023	2022	2021
Per Share Operating Performance:
Net asset value at beginning of year	$46.92	$43.64	$44.73	$56.63	$57.57
Net investment income(a)	2.19	2.06	1.93	1.43	1.11
Net realized and unrealized gain (loss) on investments	0.66	3.27	(1.10)	(11.85)	0.08
Total from investment operations	2.85	5.33	0.83	(10.42)	1.19
Distributions to shareholders from:
Net investment income	(2.18)	(2.05)	(1.92)	(1.48)	(1.04)
Net realized gains	-	-	-	-	(1.09)
Total distributions	(2.18)	(2.05)	(1.92)	(1.48)	(2.13)
Net asset value at end of year	$47.59	$46.92	$43.64	$44.73	$56.63
Market price at end of year(b)	$47.57	$46.94	$43.67	$44.67	$56.67
Net Asset Value Total Return(c)	6.27%	12.34%	1.69%	(18.65)%	2.06%
Market Price Total Return(c)	6.17%	12.31%	1.90%	(18.81)%	2.14%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,922,560	$1,724,395	$1,016,884	$738,113	$996,607
Ratio to average net assets of:
Expenses, after Waivers	0.27%	0.25%	0.41%	0.50%	0.50%
Expenses, prior to Waivers	0.39%	0.50%	0.50%	0.50%	0.50%
Net investment income	4.67%	4.40%	4.17%	2.79%	1.96%
Portfolio turnover rate(d)	629%	549%	496%	361%	475%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
Invesco Ultra Short Duration ETF (GSY)
	Years Ended October 31,
	2025	2024	2023	2022	2021
Per Share Operating Performance:
Net asset value at beginning of year	$50.11	$49.68	$49.25	$50.38	$50.53
Net investment income(a)	2.42	2.71	2.09	0.58	0.32
Net realized and unrealized gain (loss) on investments	0.08	0.56	0.52	(1.15)	(0.14)
Total from investment operations	2.50	3.27	2.61	(0.57)	0.18
Distributions to shareholders from:
Net investment income	(2.37)	(2.84)	(2.18)	(0.56)	(0.33)
Net asset value at end of year	$50.24	$50.11	$49.68	$49.25	$50.38
Market price at end of year(b)	$50.24	$50.11	$49.68	$49.24	$50.38
Net Asset Value Total Return(c)	5.11%	6.76%	5.40%	(1.13)%	0.36%
Market Price Total Return(c)	5.11%	6.76%	5.42%	(1.15)%	0.34%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$3,194,994	$2,235,080	$1,887,720	$2,108,024	$2,942,228
Ratio to average net assets of:
Expenses	0.22%	0.22%	0.23%	0.22%	0.22%
Net investment income	4.83%	5.43%	4.20%	1.16%	0.63%
Portfolio turnover rate(d)	41%	50%	93%	28%	57%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Financial Highlights—(continued)
Invesco Variable Rate Investment Grade ETF (VRIG)
	Years Ended October 31,
	2025	2024	2023	2022	2021
Per Share Operating Performance:
Net asset value at beginning of year	$25.09	$24.90	$24.57	$25.09	$24.89
Net investment income(a)	1.28	1.53	1.43	0.43	0.19
Net realized and unrealized gain (loss) on investments	0.03	0.22	0.33	(0.54)	0.21
Total from investment operations	1.31	1.75	1.76	(0.11)	0.40
Distributions to shareholders from:
Net investment income	(1.30)	(1.56)	(1.43)	(0.41)	(0.20)
Net asset value at end of year	$25.10	$25.09	$24.90	$24.57	$25.09
Market price at end of year(b)	$25.09	$25.10	$24.92	$24.56	$25.10
Net Asset Value Total Return(c)	5.38%	7.21%	7.32%	(0.45)%	1.62%
Market Price Total Return(c)	5.30%	7.16%	7.46%	(0.53)%	1.66%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,287,454	$1,062,725	$765,709	$571,327	$471,652
Ratio to average net assets of:
Expenses	0.30%	0.30%	0.30%	0.30%	0.30%
Net investment income	5.11%	6.11%	5.74%	1.75%	0.77%
Portfolio turnover rate(d)	62%	64%	91%	101%	93%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Notes to Financial Statements
Invesco Actively Managed Exchange-Traded Fund Trust
October 31, 2025
NOTE 1—Organization
Invesco Actively Managed Exchange-Traded Fund Trust (the “Trust”) was organized as a Delaware statutory trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:
Full Name	Short Name
Invesco AAA CLO Floating Rate Note ETF (ICLO)	"AAA CLO Floating Rate Note ETF"
Invesco Active U.S. Real Estate ETF (PSR)	"Active U.S. Real Estate ETF"
Invesco Comstock Contrarian Equity ETF (CSTK)	"Comstock Contrarian Equity ETF"
Invesco Core Fixed Income ETF (GTOC)	"Core Fixed Income ETF"
Invesco Global Equity Net Zero ETF (IQSZ)	"Global Equity Net Zero ETF"
Invesco High Yield Bond Factor ETF (IHYF)	"High Yield Bond Factor ETF"
Invesco High Yield Select ETF (HIYS)	"High Yield Select ETF"
Invesco International Growth Focus ETF (MTRA)	"International Growth Focus ETF"
Invesco MSCI EAFE Income Advantage ETF (EFAA)	"MSCI EAFE Income Advantage ETF"
Invesco QQQ Hedged Advantage ETF (QQHG)	"QQQ Hedged Advantage ETF"
Invesco QQQ Income Advantage ETF (QQA)	"QQQ Income Advantage ETF"
Invesco S&P 500® Downside Hedged ETF (PHDG)	"S&P 500® Downside Hedged ETF"
Invesco S&P 500 Equal Weight Income Advantage ETF (RSPA)	"S&P 500 Equal Weight Income Advantage ETF"
Invesco Short Duration Total Return Bond ETF (GTOS)(a)	"Short Duration Total Return Bond ETF"
Invesco SteelPath MLP & Energy Infrastructure ETF (PIPE)	"SteelPath MLP & Energy Infrastructure ETF"
Invesco Top QQQ ETF (QBIG)	"Top QQQ ETF"
Invesco Total Return Bond ETF (GTO)	"Total Return Bond ETF"
Invesco Ultra Short Duration ETF (GSY)	"Ultra Short Duration ETF"
Invesco Variable Rate Investment Grade ETF (VRIG)	"Variable Rate Investment Grade ETF"

(a)	Effective February 24, 2025, the Fund’s name changed from Invesco Short Duration Bond ETF to Invesco Short Duration Total Return Bond ETF.
Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on the following exchanges:
Fund	Exchange
AAA CLO Floating Rate Note ETF	Cboe BZX Exchange, Inc.
Active U.S. Real Estate ETF	NYSE Arca, Inc.
Comstock Contrarian Equity ETF	Cboe BZX Exchange, Inc.
Core Fixed Income ETF	Cboe BZX Exchange, Inc.
Global Equity Net Zero ETF	NYSE Arca, Inc.
High Yield Bond Factor ETF	The Nasdaq Stock Market LLC
High Yield Select ETF	Cboe BZX Exchange, Inc.
International Growth Focus ETF	Cboe BZX Exchange, Inc.
MSCI EAFE Income Advantage ETF	NYSE Arca, Inc.
QQQ Hedged Advantage ETF	The Nasdaq Stock Market LLC
QQQ Income Advantage ETF	The Nasdaq Stock Market LLC
S&P 500® Downside Hedged ETF	NYSE Arca, Inc.
S&P 500 Equal Weight Income Advantage ETF	NYSE Arca, Inc.
Short Duration Total Return Bond ETF	Cboe BZX Exchange, Inc.
SteelPath MLP & Energy Infrastructure ETF	Cboe BZX Exchange, Inc.
Top QQQ ETF	The Nasdaq Stock Market LLC
Total Return Bond ETF	NYSE Arca, Inc.
Ultra Short Duration ETF	NYSE Arca, Inc.
Variable Rate Investment Grade ETF	The Nasdaq Stock Market LLC

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit”, as set forth in each Fund’s prospectus. Creation Units of AAA CLO Floating Rate Note ETF, Core Fixed Income ETF, High Yield Bond Factor ETF, High Yield Select ETF, Short Duration Total Return Bond ETF, Total Return Bond ETF, Ultra Short Duration ETF and Variable Rate Investment Grade ETF are issued and redeemed principally in exchange for the deposit or delivery of cash, though each Fund reserves the right to issue and redeem Creation Units in exchange for a basket of securities (“Deposit Securities”). Creation Units of Active U.S. Real Estate ETF, Comstock Contrarian Equity ETF, Global Equity Net Zero ETF, International Growth Focus ETF and SteelPath MLP & Energy Infrastructure ETF are issued and redeemed principally in exchange for the deposit or delivery of Deposit Securities, though each Fund reserves the right to issue and redeem Creation Units in exchange for cash. Creation Units of MSCI EAFE Income Advantage ETF, QQQ Hedged Advantage ETF, QQQ Income Advantage ETF, S&P 500® Downside Hedged ETF, S&P 500 Equal Weight Income Advantage ETF and Top QQQ ETF are issued and redeemed partially in exchange for the deposit or delivery of cash and partially in exchange for Deposit Securities, though each Fund reserves the right to issue and redeem Creation Units principally in exchange for cash or for Deposit Securities. Except when aggregated in Creation Units by authorized participants (“APs”), the Shares are not individually redeemable securities of the Funds.
The investment objective of each Fund is listed below.
Fund	Investment Objective
AAA CLO Floating Rate Note ETF	To seek current income and capital preservation.
Active U.S. Real Estate ETF	To seek to achieve high total return through growth of capital and current income.
Comstock Contrarian Equity ETF	To seek total return through growth of capital and current income.
Core Fixed Income ETF	To seek total return.
Global Equity Net Zero ETF	To seek long-term total return.
High Yield Bond Factor ETF	To seek total return.
High Yield Select ETF	To seek current income.
International Growth Focus ETF	To seek to provide capital appreciation.
MSCI EAFE Income Advantage ETF	To seek total return through current income and long-term growth of capital.
QQQ Hedged Advantage ETF	To seek to provide capital appreciation.
QQQ Income Advantage ETF	To seek total return through current income and long-term growth of capital.
S&P 500® Downside Hedged ETF	To seek to achieve positive total returns in rising or falling markets that are not directly correlated to broad equity or fixed income market returns.
S&P 500 Equal Weight Income Advantage ETF	To seek total return through current income and long-term growth of capital.
Short Duration Total Return Bond ETF	To seek total return, comprised of income and capital appreciation.
SteelPath MLP & Energy Infrastructure ETF	To seek total return.
Top QQQ ETF	To seek total return through long-term growth of capital.
Total Return Bond ETF	To seek maximum total return, comprised of income and capital appreciation.
Ultra Short Duration ETF	To seek maximum current income, consistent with preservation of capital and daily liquidity.
Variable Rate Investment Grade ETF	To seek to generate current income while maintaining low portfolio duration as a primary objective and capital appreciation as a secondary objective.
NOTE 2—Significant Accounting Policies
The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.
Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services—Investment Companies.
A.
Security Valuation - Securities, including restricted securities, are valued according to the following policies:
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter ("OTC") market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become not representative of market value in the Adviser’s judgment ("unreliable"). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Equity-linked notes are valued using an independent pricing service provider whose calculations are based on various data points that are included in the trade terms.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price a Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, a Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.
The Funds may periodically participate in litigation related to a Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of a Fund’s NAV and, accordingly, they reduce a Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.
C.
Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Dividends and Distributions to Shareholders - Each Fund (except Active U.S. Real Estate ETF, Comstock Contrarian Equity ETF, Global Equity Net Zero ETF, International Growth Focus ETF, QQQ Hedged Advantage ETF, S&P 500® Downside Hedged ETF and Top QQQ ETF) declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on the ex-dividend date. Active U.S. Real Estate ETF, Comstock Contrarian Equity ETF, Global Equity Net Zero ETF, QQQ Hedged Advantage ETF and S&P 500® Downside Hedged ETF each declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. International Growth Focus ETF and Top QQQ ETF declares and pays dividends from net investment income, if any, to its shareholders annually and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.
E.
Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.
The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.
Expenses - Each Fund (except for Ultra Short Duration ETF) has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Funds, including payments to the Affiliated Sub-Advisers (as defined below) for each Fund (except S&P 500® Downside Hedged ETF and Top QQQ ETF), and for each Fund, the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest (including, for AAA CLO Floating Rate Note ETF, interest expenses associated with the line of credit), acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust or the Adviser (an "Interested Trustee"), or (iii) any other matters that directly benefit the Adviser). For AAA CLO Floating Rate Note ETF, the Adviser also pays out of the unitary management fee the set-up fees and commitment fees associated with the line of credit.
Ultra Short Duration ETF is responsible for all of its own expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” (as defined in the 1940 Act) of the Trust or the Adviser (the “Independent Trustees”), expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser).
Expenses of the Trust that are directly identifiable to a specific Fund, including expenses that are excluded from a Fund’s unitary management fee (if applicable), are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund, including expenses that are excluded from a Fund’s unitary management fee (if applicable), are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.
To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.
G.
Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.
Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting — In November 2023, the FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”), with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole, thereby enabling better understanding of how an entity’s segments impact overall performance. Each Fund represents a single operating segment. Subject to the oversight and, when applicable, approval of the Board of Trustees, the Adviser acts as the Funds’ chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within each Fund. The CODM monitors the operating results as a whole, and each Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Funds’ financial statements. Adoption of the new standard impacted the Funds’ financial statement notes disclosures only and did not affect the Funds’ financial position or the results of its operations.
J.
Commercial Mortgage-Backed Securities - Certain Funds may invest in both single and multi-issuer Commercial Mortgage-Backed Securities (“CMBS”). This includes both investment grade and non-investment grade CMBS as well as other non-rated CMBS. A CMBS is a type of mortgage-backed security that is secured by one or more mortgage loans on interests in commercial real estate property. CMBS differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. Investments in CMBS are subject to the various risks which relate to the pool of underlying assets in which the CMBS represents an interest. Securities backed by commercial real estate assets are subject to securities market risks as well as risks similar to those of direct ownership of commercial real estate loans. Risks include the ability of a borrower to meet its obligations on the loan which could lead to default or foreclosure of the property. Such actions may impact the amount of proceeds ultimately derived from the loan, and the timing of receipt of such proceeds.
Management estimates future expected cash flows at the time of purchase based on the anticipated repayment dates on the CMBS. Subsequent changes in expected cash flow projection may result in a prospective change in the timing or character of income recognized on these securities, or the amortized cost of these securities. Each Fund amortizes premiums and/or accretes discounts based on the projected cash flows. Realized and unrealized gains and losses on CMBS are included in the Statements of Operations as Net realized gain (loss) from investment securities and Change in net unrealized appreciation (depreciation) of investment securities, respectively.
K.
Securities Purchased on a When-Issued and Delayed Delivery Basis - The Funds may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to a Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value of the interests or securities at delivery may be more or less than the trade date purchase price. Although a Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities prior to the settlement date.
L.
Repurchase Agreements - The Funds may enter into repurchase agreements. Collateral on repurchase agreements, including each Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by such Funds upon entering into the repurchase agreement. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is typically at least 102% of the sales price of the repurchase agreement. Collateral consisting of non-government securities is marked to market daily to ensure its market value is typically at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Funds might incur expenses in enforcing their rights, and could experience losses, including a decline in the value of the collateral and loss of income.
M.
Master Limited Partnerships (“MLPs”) - SteelPath MLP & Energy Infrastructure ETF invests in MLPs, which are generally publicly traded limited partnerships or limited liability companies. Investments in MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.
MLPs taxed as partnerships do not pay U.S. federal income tax at the partnership level, subject to the application of certain partnership audit rules. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would have the effect of reducing the amount of cash available for distribution by the MLP and, as a result, could result in a reduction of the value of the Fund’s investment, and consequently your investment in the Fund and lower income. Also, to the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP will be reduced, which may increase the Fund’s tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.
In certain circumstances, creditors of an MLP would have the right to seek return of capital distributed to the Fund, which right would continue after the Fund sold its investment in the MLP.

N.
Return of Capital - Distributions received from SteelPath MLP & Energy Infrastructure ETF’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.
O.
Equity-Linked Notes - Certain Funds may invest in Equity-Linked Notes (ELNs). ELNs are hybrid derivative-type instruments, in a single note form, that are specially designed to combine the characteristics of one or more reference securities (such as a single stock, an exchange traded fund or an index or basket of securities (underlying securities)) and one or more related equity derivatives, such as put or call options, or a combination thereof. Unlike a direct investment in equity securities, ELNs have a maturity date, potentially increasing a Fund’s turnover rate, transaction costs and tax liability. Upon the maturity of an ELN, a Fund generally receives an interest coupon payment and the par value of the note plus or minus a return based on the performance of the underlying securities and the related equity derivatives. If the underlying securities have depreciated in value or if their price appreciates or depreciates outside of a preset range, depending on the type of ELN, a Fund may receive only the principal amount of the note or less than the principal amount of the note, or may even lose the entire principal invested in the ELN. Investments in ELNs possess the risks associated with the underlying securities, such as management risk, market risk and, as applicable, foreign securities and currency risks. In addition, as a note, ELNs are also subject to certain debt securities risks, such as interest rate and credit risk. An investment in an ELN also bears the risk that the ELN issuer will default or become bankrupt. In such an event, a Fund may have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. As the holder of an ELN, a Fund generally has no rights to the underlying securities, including no voting rights or rights to receive dividends.
ELNs utilized by a Fund may involve synthetic exposure to options that can create economic leverage risk which, depending on the performance of the underlying securities, could magnify or otherwise increase investment losses to such Fund and result in losses on the ELN that exceed the losses on the underlying securities. The economic leverage associated with investments in ELNs is distinguishable from indebtedness leverage in that it does not expose a Fund to losing more than the principal amount of the ELN. Should the prices of the underlying securities move in an unexpected manner, a Fund may not achieve the anticipated benefits of its ELN investments, and it may realize losses, which could be significant and could include a Fund’s entire principal investment. In addition, investments in ELNs allow for enhanced yield but are subject to limited upside appreciation potential based on movements of the underlying securities. Investing in ELNs may be more costly to a Fund than if the Fund had invested in the underlying securities directly.
P.
Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income, net on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.
Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, serves as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNY”) also serves as a securities lending agent. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the fiscal year ended October 31, 2025, each Fund (except for AAA CLO Floating Rate Note ETF, Core Fixed Income

ETF, High Yield Bond Factor ETF, High Yield Select ETF, QQQ Hedged Advantage ETF, Short Duration Total Return Bond ETF, Top QQQ ETF and Variable Rate Investment Grade ETF) had affiliated securities lending transactions with Invesco. Fees paid to Invesco for securities lending agent services, which are included in Securities lending income, net on the Statements of Operations, were incurred by each applicable Fund as listed below:
Amount
Active U.S. Real Estate ETF	$306
Comstock Contrarian Equity ETF(a)	2
Global Equity Net Zero ETF(b)	476
International Growth Focus ETF(c)	30
MSCI EAFE Income Advantage ETF	5
QQQ Income Advantage ETF	341
S&P 500® Downside Hedged ETF	340
S&P 500 Equal Weight Income Advantage ETF	10,403
SteelPath MLP & Energy Infrastructure ETF(d)	964
Total Return Bond ETF	2,714
Ultra Short Duration ETF	377

(a)	For the period May 5, 2025 (commencement of investment operations) through October 31, 2025.
(b)	For the period July 14, 2025 (commencement of investment operations) through October 31, 2025.
(c)	For the period June 9, 2025 (commencement of investment operations) through October 31, 2025.
(d)	For the period February 18, 2025 (commencement of investment operations) through October 31, 2025.

Q.
Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.
Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.
The performance of a Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause a Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that a Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of a Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statements of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
R.
Forward Foreign Currency Contracts - Certain Funds may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis at the rate prevailing in the currency exchange market at the time or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.
A Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statements of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statements of Assets and Liabilities.
S.
Futures Contracts - Certain Funds may enter into futures contracts to simulate full investment in securities or manage exposure to equity, interest rate,  and market price movements and/or currency risks and provide exposure to markets and indexes.
A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security or index for a specified price at a future date. Certain Funds will only enter into exchange-traded futures contracts that are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant broker. During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments can be received or made depending upon whether unrealized gains or losses are incurred. These amounts, if any, are reflected as a receivable or payable on the Statements of Assets and Liabilities. Otherwise, the variation margin excess or deficit can be netted with cash held at the futures commission merchant broker and reflected as Cash collateral-futures contracts on the Statements of Assets and Liabilities. When the contracts are closed or expire, each Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statements of Operations.
The primary risks associated with futures contracts are market risk, leverage risk and the absence of a liquid secondary market. If a Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and may be required to continue to maintain the margin deposits on the futures contracts until the position expired or matured. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for delivery of the underlying asset for settlement in cash based on the level of the underlying asset. As futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling." If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will depend on the difference in price of the near and distant contracts. The contracts included in the VIX Index historically have traded in “contango” markets, resulting in a roll cost, which could adversely affect the value of Shares of the S&P 500® Downside Hedged ETF. In addition, futures contracts may be subject to contractual or other restrictions on resale and may lack readily available markets for resale. Futures have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures contracts, guarantees the futures against default. Risks may exceed amounts recognized in the Statements of Assets and Liabilities.
T.
Call Options Purchased and Written - Certain Funds may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.
When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statements of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statements of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statements of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statements of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
U.
Put Options Purchased and Written - Certain Funds may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.
Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying portfolio securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statements of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statements of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and option contracts written, respectively.
A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
V.
Swap Agreements - Certain Funds may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain, among other conditions, events of default and termination events, and various covenants and representations such as provisions that require each Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of each Fund’s NAV over specific periods of time. If each Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.
Interest rate, total return, index and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the futures commission merchant ("FCM")) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statements of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statements of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statements of Operations. Cash held as collateral is recorded as deposits with brokers on the Statements of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate, the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations, which could result in the Fund accruing additional expenses. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an

International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty.
W.
Other Risks
ADR and GDR Risk. Certain Funds may invest in American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”). ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs and GDRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.
Agency Debt Risk. Certain Funds may invest in debt issued by government agencies, including the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Instruments issued by government agencies generally are backed only by the general creditworthiness and reputation of the government agency issuing the instrument and are not backed by the full faith and credit of the U.S. Government. As a result, there is uncertainty as to the current status of many obligations of Fannie Mae, Freddie Mac and other agencies that are placed under conservatorship of the federal government.
AP Concentration Risk. Only APs may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Additionally, to the extent that a Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that a Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercises such a call during a period of declining interest rates, a Fund may have to replace such called security with a lower yielding security. If that were to happen, such Fund’s net investment income could fall.
Cash Transaction Risk. Most exchange-traded funds ("ETFs") generally make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. However, unlike most ETFs, certain Funds currently intend to effect creations and redemptions principally for cash, rather than principally in-kind, due to the nature of the Fund’s investments. As such, each Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, a Fund may recognize a capital gain on these sales and/or incur brokerage fees that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of each Fund compared to ETFs that utilize an in-kind redemption process and there may be a substantial difference in the after-tax rate of return between each Fund and conventional ETFs. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs may decrease a Fund’s NAV.
Collateralized Loan Obligations (“CLOs”) and Collateralized Debt Obligations (“CDOs”) Risk. Certain Funds may invest in CLOs and CDOs. CLOs bear many of the same risks as other forms of asset-backed securities (“ABS”), including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches’’ that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. Each Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.
Commercial Paper Risk. Certain Funds may invest in commercial paper. The value of the Fund’s investment in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates.
Commodity Pool Risk. S&P 500® Downside Hedged ETF’s investments in futures contracts have caused it to be deemed a commodity pool, thereby subjecting it to regulation under the Commodity Exchange Act and Commodity Futures Trading

Commission ("CFTC") rules. The Adviser is registered as a commodity pool operator (“CPO”) and as a commodity trading advisor (“CTA”), and will manage the Fund in accordance with CFTC rules, as well as the rules that apply to registered investment companies. Registration as a CPO or CTA subjects the Adviser to additional laws, regulations and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund. Registration as a commodity pool may have negative effects on the ability of the Fund to engage in its planned investment program. Additionally, the Fund’s positions in futures contracts may have to be liquidated at disadvantageous times or prices to prevent the Fund from exceeding any applicable position limits established by the CFTC. Such actions may subject the Fund to substantial losses.
Currency Risk. Because each Fund’s NAV is determined in U.S. dollars, a Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing a Fund’s overall NAV. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions, causing an adverse impact on a Fund. As a result, investors have the potential for losses regardless of the length of time they intend to hold Shares.
Emerging Markets Investment Risk. For certain Funds, investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Emerging markets usually are subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably, and the ability to bring and enforce actions, or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.
Environmental, Social and Governance ("ESG") Considerations Risk. The ESG considerations that may be assessed as part of a credit research process to implement certain Funds’ investment strategies in pursuit of their investment objectives may vary across types of eligible investments and issuers, and not every ESG factor may be identified or evaluated for every investment, and not every investment or issuer may be evaluated for ESG considerations. The incorporation of ESG factors as part of a credit analysis may affect a Fund’s exposure to certain issuers or industries and may not work as intended. Information used to evaluate such factors may not be readily available, complete or accurate, and may vary across providers and issuers. There is no guarantee that the incorporation of ESG considerations will be additive to a Fund’s performance.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may occur quickly and without advance warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security.
Foreign Fixed-Income Investment Risk. For certain Funds, investments in fixed-income securities of non-U.S. issuers are subject to the same risks as other debt securities, notably credit risk, market risk, interest rate risk and liquidity risk, while also facing risks beyond those associated with investments in U.S. securities. For example, foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information, and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs.
Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities are also subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. To the extent a Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns. From time to time, certain companies in which the Funds invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or in countries the U.S. Government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. Government identifies as state sponsors of terrorism or subjects to sanctions.
Growth Investing Risk. For certain Funds, the market values of “growth” securities may be more volatile than other types of investments. The returns on “growth” securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. Growth securities typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Thus, the value of a Fund’s investments will vary and at times may be lower than that of other types of investments.
High Yield Securities (Junk Bond) Risk. Compared to higher quality debt securities, high yield debt securities (commonly referred to as “junk bonds”) involve a greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors’ claims. They are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. High yield debt securities often are issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which generally are less able than more financially stable firms to make scheduled payments of interest and principal. The values of junk bonds often fluctuate more in response to company, political, regulatory or economic developments than higher quality bonds, and their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price.
Industry Concentration Risk. Certain Funds are concentrated to a significant degree in securities of issuers operating in a single industry or industry group. By concentrating their investments in an industry or industry group, such Funds may face more risks than if they were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which some Funds invest, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Interest Rate Risk. Interest rate risk refers to the risk that fixed income securities’ prices generally fall as interest rates rise; conversely, fixed income securities’ prices generally rise as interest rates fall. Specific fixed income securities differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration. “Duration risk” is related to interest rate risk; it refers to the risks associated with the sensitivity of a fixed income security’s price to a one percent change in interest rates. Fixed income securities with longer durations (i.e., a greater length of time until they reach maturity) face greater duration risk, meaning that they tend to exhibit greater volatility and are more sensitive to changes in interest rates than fixed income securities with shorter durations.

Leverage Risk. Leverage occurs when a Fund’s market exposure exceeds amounts invested. A Fund’s exposure to derivatives and other investment techniques can create a leveraging effect on the portfolio. This leverage will vary over time and may at times be significant. Engaging in transactions using leverage or those having a leveraging effect subjects a Fund to certain risks. Leverage can magnify the effect of any gains or losses, causing a Fund to be more volatile than if it had not used leverage. A Fund may have a substantial cash position due to margin and collateral requirements related to a Fund’s use of derivatives. Such margin and collateral requirements may limit a Fund’s ability to take advantage of other investment opportunities, and a Fund also may have to sell or liquidate a portion of its assets at inopportune times to satisfy these requirements. This may negatively affect a Fund’s ability to achieve its investment objective. In addition, a Fund’s assets that are used as collateral to secure these transactions may decrease in value while the positions are outstanding, which may force a Fund to use its other assets to increase collateral. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount of a Fund’s assets. There is no assurance that a leveraging strategy will be successful.
Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If a Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.
Management Risk. The Funds are subject to management risk because they are actively managed portfolios. In managing a Fund’s portfolio holdings, the Adviser or a sub-adviser (as applicable and as set forth below) applies investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these actions will produce the desired results.
Market Risk. Securities held by the Funds are subject to market fluctuations. You should anticipate that the value of the Shares will decline more or less, in correlation with any decline in value of the securities in a Fund’s portfolio. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to each Fund’s NAV. Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which a Fund has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by a Fund will rise in value.
Mortgage-Backed and Asset-Backed Securities Risk. For certain Funds, investments in mortgage- and asset-backed securities are subject to call (prepayment) risk, reinvestment risk and extension risk. In addition, these securities are susceptible to an unexpectedly high rate of defaults on the mortgages held by a mortgage pool, which may adversely affect their value. The risk of such defaults depends on the quality of the mortgages underlying such security, the credit quality of its issuer or guarantor, and the nature and structure of its credit support. For example, the risk of default generally is higher in the case of mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely mortgage payments.
Net Zero Committed Companies Risk. Because Global Equity Net Zero ETF will exclude securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to funds that do not pursue a net zero carbon economy investment strategy or may be required to sell a security when it might otherwise be disadvantageous to do so. This may cause the Fund to underperform the stock market as a whole or other funds that do not employ such an investment strategy. In addition, there is a risk that the companies identified by the Fund’s investment strategy will not operate as expected with respect to the transition to a net zero economy and the reduction of global greenhouse gas emissions. Further, in selecting companies for inclusion in the Fund’s portfolio, the Sub-Adviser may rely on information and data related to carbon intensity and carbon emissions provided by a third-party research firm, which could be incomplete or erroneous, which in turn could cause the Sub-Adviser to assess a company’s net zero carbon economy characteristics incorrectly.
Non-Diversified Fund Risk. Because each Fund (except High Yield Bond Factor ETF, S&P 500® Downside Hedged ETF, Total Return Bond ETF, Ultra Short Duration ETF and Variable Rate Investment Grade ETF) is non-diversified and can invest a greater portion of its assets in securities of individual issuers than can a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.
Portfolio Turnover Risk. Certain Funds may engage in frequent trading of their respective portfolio securities, which may result in a high portfolio turnover rate. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund.
REIT Risk. REITs are pooled investment vehicles that trade like stocks and invest substantially all of their assets in real estate and may qualify for special tax considerations. REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. Further, failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the REIT’s shareholders. In addition, REITs may have expenses, including advisory and administration expenses, and REIT shareholders will incur a proportionate share of the underlying expenses.
Risk of Investing in Loans. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. A Fund’s investments in loans can be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. A Fund is also subject to the risk that the value of the collateral for the loan may be insufficient to cover the borrower’s obligations should the borrower fail to make payments or become insolvent. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants more difficult for the Fund as legal action may have to go through the issuer of the participations. Transactions in loans are often subject to long settlement periods, thus potentially limiting the ability of a Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. Thus, to the extent a Fund effects redemptions in cash, the Fund is subject to the risk of selling other investments or taking other actions necessary to raise cash to meet its redemption obligations.
Small- and Mid-Capitalization Company Risk. For certain Funds, investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
To-be-Announced ("TBA") Transactions Risk. TBA purchase commitments involve a risk of loss if the value of the securities to be purchased declines prior to the settlement date or if the counterparty may not deliver the securities as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to the settlement date. TBA transactions involve counterparty risk. Default or bankruptcy of a counterparty to a TBA transaction would expose a Fund to potential loss and could affect the Fund’s returns. In addition, TBA transactions may significantly increase a Fund’s portfolio turnover rate.
U.S. Government Obligations Risk. Certain Funds may invest in U.S. Government obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury. U.S. Government securities include securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government, or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the “full faith and credit” of the United States, which may be negatively affected by an actual or threatened failure of the U.S. Government to pay its obligation. Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of those U.S. Government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.
Valuation Risk. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by a Fund. In certain circumstances, market quotations may not be readily available for some Fund securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuations in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a security is sold at a discount to its established value.
Valuation Time Risk. Because foreign exchanges may be open on days when a Fund does not price its Shares, the value of the non-U.S. securities in a Fund’s portfolio may change on days when you will not be able to purchase or sell your Shares. As a result, trading spreads and the resulting premium or discount on the Shares may widen, and, therefore, increase the difference between the market price of the Shares and the NAV of such Shares.
Value Investing Risk. For certain Funds, value securities are subject to the risk that the valuations never improve or that the returns on value securities are less than returns on other styles of investing or the overall stock market. Thus, the value of a Fund’s investments will vary and at times may be lower than that of other types of investments.

NOTE 3—Investment Advisory Agreements and Other Agreements
The Trust has entered into Investment Advisory Agreements with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs, providing certain clerical, bookkeeping and other administrative services, and for each Fund (except S&P 500® Downside Hedged ETF and Top QQQ ETF), oversight of Invesco, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”).
Pursuant to an Investment Advisory Agreement, each Fund (except Ultra Short Duration ETF) accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Funds, including payments to the Affiliated Sub-Advisers for each Fund (except S&P 500® Downside Hedged ETF and Top QQQ ETF), and for each Fund the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest (including, for AAA CLO Floating Rate Note ETF, interest expenses associated with the line of credit), acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser). For AAA CLO Floating Rate Note ETF, the Adviser also pays out of the unitary management fee the set-up fees and commitment fees associated with the line of credit. The unitary management fee is paid by each Fund to the Adviser at the following annual rates:
Unitary Management Fees (as a % of average daily net assets)
AAA CLO Floating Rate Note ETF	0.19%
Active U.S. Real Estate ETF	0.35%
Comstock Contrarian Equity ETF	0.35%
Core Fixed Income ETF	0.25%
Global Equity Net Zero ETF	0.19%
High Yield Bond Factor ETF	0.39%
High Yield Select ETF	0.48%
International Growth Focus ETF	0.54%
MSCI EAFE Income Advantage ETF(a)	0.39%
QQQ Hedged Advantage ETF	0.45%
QQQ Income Advantage ETF(a)	0.29%
S&P 500® Downside Hedged ETF	0.39%
S&P 500 Equal Weight Income Advantage ETF(a)	0.29%
Short Duration Total Return Bond ETF(b)	0.30%
SteelPath MLP & Energy Infrastructure ETF	0.75%
Top QQQ ETF	0.29%
Total Return Bond ETF(c)	0.35%
Ultra Short Duration ETF	0.20%
Variable Rate Investment Grade ETF	0.30%

(a)	Prior to July 1, 2025, the Adviser had agreed to waive 100% of its unitary management fee for the Fund.
(b)	Effective February 24, 2025, the Fund’s unitary management fee was reduced from 0.35% to 0.30%.
(c)
Effective February 24, 2025, the Fund’s unitary management fee was reduced from 0.50% to 0.35%. However, the Adviser had agreed to waive a portion of its unitary management fee for the Fund, resulting in a net unitary management fee of 0.25%, through August 31, 2025.

Pursuant to another Investment Advisory Agreement, Ultra Short Duration ETF accrues daily and pays monthly to the Adviser an annual management fee equal to 0.20% of the Fund’s average daily net assets. Ultra Short Duration ETF is responsible for all of its own expenses, including its management fee, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Independent Trustees and officers, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser).
The Adviser has entered into an Investment Sub-Advisory Agreement with the Affiliated Sub-Advisers for each Fund (except S&P 500® Downside Hedged ETF and Top QQQ ETF). The sub-advisory fee for these Funds is paid by the Adviser to the Affiliated Sub-Advisers at 40% of the Adviser’s compensation of the sub-advised assets of each Fund.
The Adviser has contractually agreed to waive fees and/or pay Fund expenses for Ultra Short Duration ETF to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) from exceeding 0.27% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least August 31, 2027. The Adviser did not waive fees and/or pay Fund expenses during the period under this Expense Cap.
Further, the Adviser has contractually agreed to waive the management fee payable by each Fund (except for Total Return Bond ETF and Ultra Short Duration ETF) in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”) or (ii) the management fee available to be waived. For Total Return Bond ETF and Ultra Short Duration ETF, the Adviser has contractually agreed to waive a portion of the management fee payable and/or reimburse Fund expenses in an amount equal to 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s Underlying Affiliated Investments. These waivers do not apply to a Fund’s investment of cash collateral received for securities lending. These waivers (except for Total Return Bond ETF and Ultra Short Duration ETF) are in place through at least August 31, 2027, and there is no guarantee that the Adviser will extend them past that date. These waivers are not subject to recapture by the Adviser.
For the fiscal year ended October 31, 2025, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:
AAA CLO Floating Rate Note ETF	$6,596
Active U.S. Real Estate ETF	74
Comstock Contrarian Equity ETF(a)	2,691
Core Fixed Income ETF(b)	1,551
Global Equity Net Zero ETF(c)	16
High Yield Bond Factor ETF	374
High Yield Select ETF	1,937
International Growth Focus ETF(d)	313
MSCI EAFE Income Advantage ETF	328,016
QQQ Hedged Advantage ETF(a)	35
QQQ Income Advantage ETF	386,283
S&P 500® Downside Hedged ETF	52,518
S&P 500 Equal Weight Income Advantage ETF	606,855
Short Duration Total Return Bond ETF	887
SteelPath MLP & Energy Infrastructure ETF(e)	280
Top QQQ ETF(f)	19,712
Total Return Bond ETF	2,391,237
Ultra Short Duration ETF	12,351
Variable Rate Investment Grade ETF	11,495

(a)	For the period May 5, 2025 (commencement of investment operations) through October 31, 2025.
(b)	For the period July 21, 2025 (commencement of investment operations) through October 31, 2025.
(c)	For the period July 14, 2025 (commencement of investment operations) through October 31, 2025.
(d)	For the period June 9, 2025 (commencement of investment operations) through October 31, 2025.
(e)	For the period February 18, 2025 (commencement of investment operations) through October 31, 2025.
(f)	For the period December 2, 2024 (commencement of investment operations) through October 31, 2025.
The fees waived and/or expenses borne by the Adviser for Ultra Short Duration ETF pursuant to the Expense Cap are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.
There are no amounts available for potential recapture by the Adviser as of October 31, 2025.
The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.
The Trust has entered into service agreements whereby BNY, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.
For the fiscal year ended October 31, 2025, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. ("ICMI"), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:
Active U.S. Real Estate ETF	$18,785
Global Equity Net Zero ETF(a)	5,159
MSCI EAFE Income Advantage ETF	719

QQQ Hedged Advantage ETF(b)	$401
QQQ Income Advantage ETF	1,939
S&P 500® Downside Hedged ETF	54,375
S&P 500 Equal Weight Income Advantage ETF	8,257
Top QQQ ETF(c)	926

(a)	For the period July 14, 2025 (commencement of investment operations) through October 31, 2025.
(b)	For the period May 5, 2025 (commencement of investment operations) through October 31, 2025.
(c)	For the period December 2, 2024 (commencement of investment operations) through October 31, 2025.
Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.
NOTE 4—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 — Prices are determined using quoted prices in an active market for identical assets.
Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of October 31, 2025, for each Fund (except for QQQ Hedged Advantage ETF). As of October 31, 2025, all of the securities in QQQ Hedged Advantage ETF were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
AAA CLO Floating Rate Note ETF
Investments in Securities
Asset-Backed Securities	$-	$385,803,085	$-	$385,803,085
Money Market Funds	539,116	-	-	539,116
Total Investments in Securities	539,116	385,803,085	-	386,342,201
Other Investments - Liabilities*
Forward Foreign Currency Contracts	-	(4,451)	-	(4,451)
Total Investments	$539,116	$385,798,634	$-	$386,337,750
Active U.S. Real Estate ETF
Investments in Securities
Common Stocks & Other Equity Interests	$50,868,127	$-	$-	$50,868,127
Money Market Funds	127,342	678,602	-	805,944
Total Investments	$50,995,469	$678,602	$-	$51,674,071
Comstock Contrarian Equity ETF
Investments in Securities
Common Stocks & Other Equity Interests	$108,151,837	$-	$-	$108,151,837
Money Market Funds	2,024,441	196,875	-	2,221,316
Total Investments	$110,176,278	$196,875	$-	$110,373,153

	Level 1	Level 2	Level 3	Total
Core Fixed Income ETF
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$-	$58,878,426	$84,792	$58,963,218
U.S. Treasury Securities	-	58,824,951	-	58,824,951
U.S. Government Sponsored Agency Mortgage-Backed Securities	-	56,110,606	-	56,110,606
Asset-Backed Securities	-	21,511,522	-	21,511,522
Agency Credit Risk Transfer Notes	-	551,547	-	551,547
Money Market Funds	35,553,401	1,774,470	-	37,327,871
Total Investments in Securities	35,553,401	197,651,522	84,792	233,289,715
Other Investments - Assets*
Futures Contracts	20,440	-	-	20,440
Other Investments - Liabilities*
Futures Contracts	(55,446)	-	-	(55,446)
Total Other Investments	(35,006)	-	-	(35,006)
Total Investments	$35,518,395	$197,651,522	$84,792	$233,254,709
Global Equity Net Zero ETF
Investments in Securities
Common Stocks & Other Equity Interests	$103,138,033	$43,458,285	$-	$146,596,318
Preferred Stocks	-	144,409	-	144,409
Money Market Funds	18,704	820,018	-	838,722
Total Investments	$103,156,737	$44,422,712	$-	$147,579,449
High Yield Bond Factor ETF
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$-	$130,710,993	$-	$130,710,993
U.S. Treasury Securities	-	322,662	-	322,662
Common Stocks & Other Equity Interests	-	31,265	-	31,265
Money Market Funds	881,378	39,754,688	-	40,636,066
Total Investments in Securities	881,378	170,819,608	-	171,700,986
Other Investments - Assets*
Forward Foreign Currency Contracts	-	1,855	-	1,855
Futures Contracts	42,316	-	-	42,316
	42,316	1,855	-	44,171
Other Investments - Liabilities*
Futures Contracts	(4,485)	-	-	(4,485)
Total Other Investments	37,831	1,855	-	39,686
Total Investments	$919,209	$170,821,463	$-	$171,740,672
High Yield Select ETF
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$-	$7,471,867	$41,336	$7,513,203
Non-U.S. Dollar Denominated Bonds & Notes	-	227,710	-	227,710
Money Market Funds	50,248	577,303	-	627,551
Total Investments in Securities	50,248	8,276,880	41,336	8,368,464
Other Investments - Assets*
Forward Foreign Currency Contracts	-	1,801	-	1,801
Total Investments	$50,248	$8,278,681	$41,336	$8,370,265
International Growth Focus ETF
Investments in Securities
Common Stocks & Other Equity Interests	$45,887,971	$121,797,364	$-	$167,685,335
Money Market Funds	-	906,746	-	906,746
Total Investments	$45,887,971	$122,704,110	$-	$168,592,081

	Level 1	Level 2	Level 3	Total
MSCI EAFE Income Advantage ETF
Investments in Securities
Common Stocks & Other Equity Interests	$2,968,343	$181,731,052	$-	$184,699,395
Equity Linked Notes	-	9,771,742	-	9,771,742
Money Market Funds	43,461,647	7,300,516	-	50,762,163
Total Investments	$46,429,990	$198,803,310	$-	$245,233,300
QQQ Income Advantage ETF
Investments in Securities
Common Stocks & Other Equity Interests	$331,291,191	$-	$-	$331,291,191
Equity Linked Notes	-	19,701,226	-	19,701,226
Money Market Funds	81,835,754	505,424	-	82,341,178
Total Investments	$413,126,945	$20,206,650	$-	$433,333,595
S&P 500® Downside Hedged ETF
Investments in Securities
Common Stocks & Other Equity Interests	$53,080,978	$-	$-	$53,080,978
Money Market Funds	16,335,707	158,803	-	16,494,510
Total Investments in Securities	69,416,685	158,803	-	69,575,488
Other Investments - Assets*
Futures Contracts	156,681	-	-	156,681
Other Investments - Liabilities*
Futures Contracts	(152,337)	-	-	(152,337)
Total Other Investments	4,344	-	-	4,344
Total Investments	$69,421,029	$158,803	$-	$69,579,832
S&P 500 Equal Weight Income Advantage ETF
Investments in Securities
Common Stocks & Other Equity Interests	$353,406,967	$-	$-	$353,406,967
Equity Linked Notes	-	23,655,788	-	23,655,788
Money Market Funds	85,547,006	7,524,410	-	93,071,416
Total Investments	$438,953,973	$31,180,198	$-	$470,134,171
Short Duration Total Return Bond ETF
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$-	$48,289,430	$-	$48,289,430
Asset-Backed Securities	-	18,773,294	-	18,773,294
U.S. Treasury Securities	-	14,140,377	-	14,140,377
Agency Credit Risk Transfer Notes	-	253,379	-	253,379
Preferred Stocks	28,820	-	-	28,820
Money Market Funds	4,436,367	921,044	-	5,357,411
Total Investments in Securities	4,465,187	82,377,524	-	86,842,711
Other Investments - Assets
Futures Contracts	75,061	-	-	75,061
Other Investments - Liabilities
Futures Contracts	(90,075)	-	-	(90,075)
Total Other Investments	(15,014)	-	-	(15,014)
Total Investments	$4,450,173	$82,377,524	$-	$86,827,697
SteelPath MLP & Energy Infrastructure ETF
Investments in Securities
Common Stocks & Other Equity Interests	$33,610,754	$-	$-	$33,610,754
Master Limited Partnerships & Related Entities	14,298,541	-	-	14,298,541
Money Market Funds	606,735	1,550,624	-	2,157,359
Total Investments	$48,516,030	$1,550,624	$-	$50,066,654

	Level 1	Level 2	Level 3	Total
Top QQQ ETF
Investments in Securities
Common Stocks & Other Equity Interests	$21,205,297	$-	$-	$21,205,297
Money Market Funds	15,759,350	-	-	15,759,350
Total Investments in Securities	36,964,647	-	-	36,964,647
Other Investments - Assets*
Swap Agreements	-	5,038,244	-	5,038,244
Total Investments	$36,964,647	$5,038,244	$-	$42,002,891
Total Return Bond ETF
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$-	$936,190,831	$13,882,981	$950,073,812
U.S. Government Sponsored Agency Mortgage-Backed Securities	-	509,399,821	-	509,399,821
Asset-Backed Securities	-	494,545,820	2,764,010	497,309,830
U.S. Treasury Securities	-	278,370,820	-	278,370,820
Variable Rate Senior Loan Interests	-	22,102,334	-	22,102,334
Municipal Obligations	-	12,632,055	-	12,632,055
Exchange-Traded Funds	10,837,628	-	-	10,837,628
Preferred Stocks	6,133,057	-	-	6,133,057
Agency Credit Risk Transfer Notes	-	3,481,965	-	3,481,965
U.S. Government Sponsored Agency Securities	-	2,531,672	-	2,531,672
Non-U.S. Dollar Denominated Bonds & Notes	-	1,224,021	-	1,224,021
Options Purchased	967,730	-	-	967,730
Money Market Funds	-	130,260,712	-	130,260,712
Total Investments in Securities	17,938,415	2,390,740,051	16,646,991	2,425,325,457
Other Investments - Assets*
Forward Foreign Currency Contracts	-	11,101	-	11,101
Futures Contracts	1,971,973	-	-	1,971,973
Investments Matured	-	14,000	-	14,000
Swap Agreements	-	31,740	-	31,740
	1,971,973	56,841	-	2,028,814
Other Investments - Liabilities*
Futures Contracts	(1,714,931)	-	-	(1,714,931)
Total Other Investments	257,042	56,841	-	313,883
Total Investments	$18,195,457	$2,390,796,892	$16,646,991	$2,425,639,340
Ultra Short Duration ETF
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$-	$1,830,533,738	$-	$1,830,533,738
Commercial Paper	-	842,011,270	-	842,011,270
Asset-Backed Securities	-	450,601,561	-	450,601,561
Certificates of Deposit	-	40,585,785	-	40,585,785
Repurchase Agreements	-	30,000,000	-	30,000,000
Exchange-Traded Funds	7,278,564	-	-	7,278,564
Money Market Funds	-	9,978,991	-	9,978,991
Total Investments	$7,278,564	$3,203,711,345	$-	$3,210,989,909
Variable Rate Investment Grade ETF
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$-	$497,386,858	$-	$497,386,858
U.S. Treasury Securities	-	242,574,629	-	242,574,629
Agency Credit Risk Transfer Notes	-	218,484,964	-	218,484,964
Asset-Backed Securities	-	204,779,882	-	204,779,882
U.S. Government Sponsored Agency Mortgage-Backed Securities	-	115,524,808	-	115,524,808
Money Market Funds	24,666,318	10,908,783	-	35,575,101
Total Investments	$24,666,318	$1,289,659,924	$-	$1,314,326,242

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Investments matured and options written are shown at value.
NOTE 5—Derivative Investments
The Funds may enter into an ISDA Master Agreement under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Funds do not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statements of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of each Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2025:
	Value
	AAA CLO Floating Rate Note ETF	Core Fixed Income ETF	High Yield Bond Factor ETF			High Yield Select ETF	QQQ Hedged Advantage ETF
Derivative Assets	Currency Risk	Interest Rate Risk	Currency Risk	Interest Rate Risk	Total	Currency Risk	Equity Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$-	$-	$1,855	$-	$1,855	$1,801	$-
Unrealized appreciation on futures contracts— Exchange-Traded(a)	-	20,440	-	42,316	42,316	-	-
Unrealized appreciation on swap agreements— Centrally Cleared	-	-	-	-	-	-	-
Unrealized appreciation on swap agreements—OTC	-	-	-	-	-	-	-
Purchased options, at value - Exchange-Traded	-	-	-	-	-	-	490,757
Total Derivative Assets	-	20,440	1,855	42,316	44,171	1,801	490,757
Derivatives not subject to master netting agreements	-	(20,440)	-	(42,316)	(42,316)	-	(490,757)
Total Derivative Assets subject to master netting agreements	$-	$-	$1,855	$-	$1,855	$1,801	$-
	Value
	AAA CLO Floating Rate Note ETF	Core Fixed Income ETF	High Yield Bond Factor ETF			High Yield Select ETF	QQQ Hedged Advantage ETF
Derivative Liabilities	Currency Risk	Interest Rate Risk	Currency Risk	Interest Rate Risk	Total	Currency Risk	Equity Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$(4,451)	$-	$-	$-	$-	$-	$-
Unrealized depreciation on futures contracts— Exchange-Traded(a)	-	(55,446)	-	(4,485)	(4,485)	-	-
Options written, at value - Exchange-Traded	-	-	-	-	-	-	(76,025)
Total Derivative Liabilities	(4,451)	(55,446)	-	(4,485)	(4,485)	-	(76,025)
Derivatives not subject to master netting agreements	-	55,446	-	4,485	4,485	-	76,025
Total Derivative Liabilities subject to master netting agreements	$(4,451)	$-	$-	$-	$-	$-	$-

(a)
Includes cumulative appreciation (depreciation) on futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities for  futures contracts, if any.

	Value
	S&P 500® Downside Hedged ETF	Short Duration Total Return Bond ETF	Top QQQ ETF	Total Return Bond ETF
Derivative Assets	Equity Risk	Interest Rate Risk	Equity Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on forward foreign currency contracts outstanding	$-	$-	$-	$11,101	$-	$-	$11,101
Unrealized appreciation on futures contracts— Exchange-Traded(a)	156,681	75,061	-	-	-	1,971,973	1,971,973
Unrealized appreciation on swap agreements— Centrally Cleared	-	-	-	-	-	31,740	31,740
Unrealized appreciation on swap agreements—OTC	-	-	5,038,244	-	-	-	-
Purchased options, at value - Exchange-Traded	-	-	-	-	967,730	-	967,730
Total Derivative Assets	156,681	75,061	5,038,244	11,101	967,730	2,003,713	2,982,544
Derivatives not subject to master netting agreements	(156,681)	(75,061)	-	-	(967,730)	(2,003,713)	(2,971,443)
Total Derivative Assets subject to master netting agreements	$-	$-	$5,038,244	$11,101	$-	$-	$11,101
	Value
	S&P 500® Downside Hedged ETF	Short Duration Total Return Bond ETF	Top QQQ ETF	Total Return Bond ETF
Derivative Liabilities	Equity Risk	Interest Rate Risk	Equity Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on forward foreign currency contracts outstanding	$-	$-	$-	$-	$-	$-	$-
Unrealized depreciation on futures contracts— Exchange-Traded(a)	(152,337)	(90,075)	-	-	-	(1,714,931)	(1,714,931)
Options written, at value - Exchange-Traded	-	-	-	-	-	-	-
Total Derivative Liabilities	(152,337)	(90,075)	-	-	-	(1,714,931)	(1,714,931)
Derivatives not subject to master netting agreements	152,337	90,075	-	-	-	1,714,931	1,714,931
Total Derivative Liabilities subject to master netting agreements	$-	$-	$-	$-	$-	$-	$-

(a)
Includes cumulative appreciation (depreciation) on futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities for  futures contracts, if any.

Offsetting Assets and Liabilities
The table below reflects the Funds’ exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2025:
AAA CLO Floating Rate Note ETF
	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward foreign currency contracts	Forward foreign currency contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Morgan Stanley & Co. LLC	$−	$(4,451)	$(4,451)	$-	$-	$(4,451)
High Yield Bond Factor ETF
	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward foreign currency contracts	Forward foreign currency contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
State Street Bank & Trust	$1,855	$−	$1,855	$-	$-	$1,855

High Yield Select ETF
	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward foreign currency contracts	Forward foreign currency contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Barclays Bank PLC	$1,801	$−	$1,801	$-	$-	$1,801
Top QQQ ETF
	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Swap Agreements	Swap Agreements	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Bank of America, N.A.	$1,682,111	$−	$1,682,111	$-	$-	$1,682,111
Goldman Sachs International	1,678,907	−	1,678,907	-	-	1,678,907
Morgan Stanley Capital Services LLC	1,677,226	−	1,677,226	-	-	1,677,226
Total	$5,038,244	$−	$5,038,244	$-	$-	$5,038,244
Total Return Bond ETF
	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward foreign currency contracts	Forward foreign currency contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Barclays Bank PLC	$2,344	$−	$2,344	$-	$-	$2,344
State Street Bank & Trust	8,757	−	8,757	-	-	8,757
Total	$11,101	$—	$11,101	$-	$-	$11,101
Effect of Derivative Investments for the Fiscal Year Ended October 31, 2025
The table below summarizes each Fund’s gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
	Location of Gain (Loss) on Statements of Operations
	AAA CLO Floating Rate Note ETF	Core Fixed Income ETF	High Yield Bond Factor ETF			High Yield Select ETF	QQQ Hedged Advantage ETF
	Currency Risk	Interest Rate Risk	Currency Risk	Interest Rate Risk	Total	Currency Risk	Equity Risk
Realized Gain (Loss):
Forward foreign currency contracts	$-	$-	$-	$-	$-	$(3,821)	$-
Futures contracts	-	(37,434)	-	(13,346)	(13,346)	-	-
Options purchased(a)	-	-	-	-	-	-	(692,836)
Options written	-	-	-	-	-	-	48,156
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(4,451)	-	1,855	-	1,855	(2,181)	-
Futures contracts	-	(35,006)	-	125,959	125,959	-	-
Options purchased(a)	-	-	-	-	-	-	(110,266)
Options written	-	-	-	-	-	-	28,087
Total	$(4,451)	$(72,440)	$1,855	$112,613	$114,468	$(6,002)	$(726,859)

	Location of Gain (Loss) on Statements of Operations
	S&P 500® Downside Hedged ETF	Short Duration Total Return Bond ETF	Top QQQ ETF	Total Return Bond ETF
	Equity Risk	Interest Rate Risk	Equity Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$-	$-	$-	$(7,998)	$-	$-	$(7,998)
Futures contracts	(1,939,308)	(41,751)	-	-	-	(15,390,185)	(15,390,185)
Options written	-	-	-	-	59,926	-	59,926
Swap agreements	-	-	5,038,244	-	-	14,499	14,499

	Location of Gain (Loss) on Statements of Operations
	S&P 500® Downside Hedged ETF	Short Duration Total Return Bond ETF	Top QQQ ETF	Total Return Bond ETF
	Equity Risk	Interest Rate Risk	Equity Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	$-	$-	$-	$11,101	$-	$-	$11,101
Futures contracts	165,065	(1,024)	-	-	-	1,313,220	1,313,220
Options purchased(a)	-	-	-	-	251,081	-	251,081
Swap agreements	-	-	-	-	-	31,740	31,740
Total	$(1,774,243)	$(42,775)	$5,038,244	$3,103	$311,007	$(14,030,726)	$(13,716,616)

(a)
Options purchased are included in the net realized gain (loss) from unaffiliated investment securities and the change in net unrealized appreciation
(depreciation) on unaffiliated investment securities.

The table below summarizes the average notional value of derivatives held during the period.
	Average Notional Value
	AAA CLO Floating Rate Note ETF	Core Fixed Income ETF	High Yield Bond Factor ETF	High Yield Select ETF
Forward foreign currency contracts	$2,318,997	$-	$1,271	$293,984
Futures contracts	-	12,769,830	15,695,628	-
Options purchased	-	-	-	-
Options written	-	-	-	-

	Average Notional Value
	QQQ Hedged Advantage ETF	S&P 500® Downside Hedged ETF
Forward foreign currency contracts	$-	$-
Futures contracts	-	29,109,735
Options purchased	10,293,283	-
Options written	14,028,333	-

	Average Notional Value
	Short Duration Total Return Bond ETF	Top QQQ ETF	Total Return Bond ETF
Forward foreign currency contracts	$-	$-	$2,049,784
Futures contracts	11,607,760	-	633,942,315
Options purchased	-	-	24,915,692
Options written	-	-	7,176,000
Swap agreements	-	15,364,847	74,000,000
Swaptions	-	-	326,301
NOTE 6—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2025 and 2024:
	2025			2024
	Ordinary Income*	Long-Term Capital Gains	Return of Capital	Ordinary Income*
AAA CLO Floating Rate Note ETF	$17,642,297	$135,390	$-	$6,900,691
Active U.S. Real Estate ETF	1,564,525	-	-	2,259,259
Comstock Contrarian Equity ETF(a)	907,422	-	-	-
Core Fixed Income ETF(b)	427,003	-	-	-
Global Equity Net Zero ETF(c)	465,256	-	-	-
High Yield Bond Factor ETF	4,616,309	-	-	3,639,460
High Yield Select ETF	559,003	-	-	716,226
International Growth Focus ETF(d)	-	-	-	-

	2025			2024
	Ordinary Income*	Long-Term Capital Gains	Return of Capital	Ordinary Income*
MSCI EAFE Income Advantage ETF	$12,389,313	$-	$-	$1,735,949
QQQ Hedged Advantage ETF(a)	13,756	-	-	-
QQQ Income Advantage ETF	24,611,090	-	-	3,179,903
S&P 500® Downside Hedged ETF	2,057,347	-	-	2,621,385
S&P 500 Equal Weight Income Advantage ETF	31,897,933	-	-	6,179,890
Short Duration Total Return Bond ETF	718,794	-	-	552,129
SteelPath MLP & Energy Infrastructure ETF(e)	694,532	-	208,169	-
Top QQQ ETF(f)	-	-	-	-
Total Return Bond ETF	87,724,453	-	-	59,344,297
Ultra Short Duration ETF	130,088,880	-	-	116,677,202
Variable Rate Investment Grade ETF	63,613,216	-	-	57,755,653

*	Includes short-term capital gain distributions, if any.
(a)	For the period May 5, 2025 (commencement of investment operations) through October 31, 2025.
(b)	For the period July 21, 2025 (commencement of investment operations) through October 31, 2025.
(c)	For the period July 14, 2025 (commencement of investment operations) through October 31, 2025.
(d)	For the period June 9, 2025 (commencement of investment operations) through October 31, 2025.
(e)	For the period February 18, 2025 (commencement of investment operations) through October 31, 2025.
(f)	For the period December 2, 2024 (commencement of investment operations) through October 31, 2025.
Tax Components of Net Assets at Fiscal Year-End:
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)- Investments	Net Unrealized Appreciation (Depreciation)- Other Investments	Net Unrealized Appreciation (Depreciation)- Foreign Currencies	Capital Loss Carryforwards	Late-Year Ordinary Loss Deferral	Shares of Beneficial Interest	Total Net Assets
AAA CLO Floating Rate Note ETF	$86,519	$-	$-	$(414,330)	$(4,451)	$3,521	$(755,579)	$-	$384,395,349	$383,311,029
Active U.S. Real Estate ETF	-	-	-	(348,260)	-	-	(19,100,633)	-	$70,347,069	$50,898,176
Comstock Contrarian Equity ETF	251,900	-	-	9,034,604	-	-	-	-	$100,949,312	$110,235,816
Core Fixed Income ETF	206,639	-	-	(420,118)	(35,006)	-	-	-	$176,091,578	$175,843,093
Global Equity Net Zero ETF	790,048	-	-	12,242,824	-	(3,431)	-	-	$133,814,484	$146,843,925
High Yield Bond Factor ETF	49,215	-	(10,438)	532,319	39,686	(1,901)	(4,728,207)	-	$138,332,684	$134,213,358
High Yield Select ETF	4,787	21,244	-	219,260	1,801	73	-	-	$7,720,519	$7,967,684
International Growth Focus ETF	1,052,741	-	-	5,388,925	-	(2,504)	-	-	$160,935,993	$167,375,155
MSCI EAFE Income Advantage ETF	1,130,820	-	-	18,963,913	-	(7,947)	(8,106,484)	-	$229,183,022	$241,163,324
QQQ Hedged Advantage ETF	-	-	-	2,642,398	28,087	-	(464,869)	-	$10,000,003	$12,205,619
QQQ Income Advantage ETF	357,726	-	-	56,741,070	-	-	(23,477,675)	-	$400,390,764	$434,011,885
S&P 500® Downside Hedged ETF	111,302	-	-	(4,344)	4,344	-	(80,783,135)	-	$153,277,792	$72,605,959
S&P 500 Equal Weight Income Advantage ETF	595,213	-	-	19,067,666	-	-	(24,598,078)	-	$468,978,128	$464,042,929
Short Duration Total Return Bond ETF	-	-	-	132,788	(15,014)	-	(89,019)	-	$82,768,021	$82,796,776
SteelPath MLP & Energy Infrastructure ETF	-	-	-	(1,710,915)	-	29	(752)	-	$50,477,133	$48,765,495
Top QQQ ETF	-	-	530,055	3,316,738	5,038,244	-	(1,919,183)	(154,150)	$35,243,616	$42,055,320
Total Return Bond ETF	457,039	-	153,051	11,491,029	268,143	35,228	(162,419,579)	-	$2,072,575,579	$1,922,560,490
Ultra Short Duration ETF	-	-	(49,041)	9,659,943	-	(9)	(25,756,108)	-	$3,211,139,035	$3,194,993,820
Variable Rate Investment Grade ETF	307,290	-	-	1,628,148	-	-	(5,538,494)	-	$1,291,056,745	$1,287,453,689
Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds have capital loss carryforwards as of October 31, 2025, as follows:
	No expiration
	Short-Term	Long-Term	Total
AAA CLO Floating Rate Note ETF	$755,579	$-	$755,579
Active U.S. Real Estate ETF	7,197,559	11,903,074	19,100,633
High Yield Bond Factor ETF	945,169	3,783,038	4,728,207
MSCI EAFE Income Advantage ETF	7,792,581	313,903	8,106,484
QQQ Hedged Advantage ETF	28,755	436,114	464,869
QQQ Income Advantage ETF	22,986,323	491,352	23,477,675
S&P 500® Downside Hedged ETF	594,510	80,188,625	80,783,135
S&P 500 Equal Weight Income Advantage ETF	23,076,076	1,522,002	24,598,078
Short Duration Total Return Bond ETF	74,668	14,351	89,019
SteelPath MLP & Energy Infrastructure ETF	752	-	752
Top QQQ ETF	1,919,183	-	1,919,183
Total Return Bond ETF	62,511,915	99,907,664	162,419,579
Ultra Short Duration ETF	8,464,125	17,291,983	25,756,108
Variable Rate Investment Grade ETF	1,181,216	4,357,278	5,538,494
NOTE 7—Investment Transactions
For the fiscal year ended October 31, 2025, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:
	Purchases	Sales
AAA CLO Floating Rate Note ETF	$331,266,715	$189,093,252
Active U.S. Real Estate ETF	68,626,216	70,118,546
Comstock Contrarian Equity ETF(a)	11,901,801	8,258,015
Core Fixed Income ETF(b)	176,347,672	39,029,064
Global Equity Net Zero ETF(c)	39,260,381	29,942,253
High Yield Bond Factor ETF	53,951,634	46,854,473
High Yield Select ETF	12,659,689	15,185,456
International Growth Focus ETF(d)	35,349,918	24,487,584
MSCI EAFE Income Advantage ETF	6,690,478	14,412,407
QQQ Hedged Advantage ETF(a)	14,446,725	5,254,468
QQQ Income Advantage ETF	45,862,533	74,137,034
S&P 500® Downside Hedged ETF	590,130,305	618,471,840
S&P 500 Equal Weight Income Advantage ETF	129,659,698	142,097,857
Short Duration Total Return Bond ETF	75,210,803	18,479,729
SteelPath MLP & Energy Infrastructure ETF(e)	10,636,510	582,471
Top QQQ ETF(f)	31,560,980	13,227,175
Total Return Bond ETF	10,520,238,113	10,288,926,741
Ultra Short Duration ETF	1,408,377,113	754,756,731
Variable Rate Investment Grade ETF	581,352,560	372,469,464

(a)	For the period May 5, 2025 (commencement of investment operations) through October 31, 2025.
(b)	For the period July 21, 2025 (commencement of investment operations) through October 31, 2025.
(c)	For the period July 14, 2025 (commencement of investment operations) through October 31, 2025.
(d)	For the period June 9, 2025 (commencement of investment operations) through October 31, 2025.
(e)	For the period February 18, 2025 (commencement of investment operations) through October 31, 2025.
(f)	For the period December 2, 2024 (commencement of investment operations) through October 31, 2025.

For the fiscal year ended October 31, 2025, the cost of securities purchased and the proceeds from sales of U.S. Government obligations (other than short-term securities, money market funds and in-kind transactions) were as follows:
	Purchases	Sales
Core Fixed Income ETF(a)	$100,440,214	$41,934,813
Short Duration Total Return Bond ETF	56,615,921	51,864,481
Total Return Bond ETF	3,566,020,696	3,515,736,198
Variable Rate Investment Grade ETF	384,283,616	372,302,933

(a)	For the period July 21, 2025 (commencement of investment operations) through October 31, 2025.
For the fiscal year ended October 31, 2025, in-kind transactions associated with creations and redemptions were as follows:
	In-kind Purchases	In-kind Sales
AAA CLO Floating Rate Note ETF	$71,634,560	$-
Active U.S. Real Estate ETF	1,900,656	13,491,881
Comstock Contrarian Equity ETF(a)	95,610,556	253,549
Core Fixed Income ETF(b)	-	-
Global Equity Net Zero ETF(c)	129,070,053	4,951,854
High Yield Bond Factor ETF	72,559,628	-
High Yield Select ETF	-	-
International Growth Focus ETF(d)	150,504,637	-
MSCI EAFE Income Advantage ETF	101,540,389	19,834,383
QQQ Hedged Advantage ETF(a)	-	-
QQQ Income Advantage ETF	229,146,642	30,388,952
S&P 500® Downside Hedged ETF	-	-
S&P 500 Equal Weight Income Advantage ETF	182,872,981	40,904,969
Short Duration Total Return Bond ETF	-	-
SteelPath MLP & Energy Infrastructure ETF(e)	47,073,055	7,206,458
Top QQQ ETF(f)	-	-
Total Return Bond ETF	4,732,834	-
Ultra Short Duration ETF	-	-
Variable Rate Investment Grade ETF	29,730,424	-

(a)	For the period May 5, 2025 (commencement of investment operations) through October 31, 2025.
(b)	For the period July 21, 2025 (commencement of investment operations) through October 31, 2025.
(c)	For the period July 14, 2025 (commencement of investment operations) through October 31, 2025.
(d)	For the period June 9, 2025 (commencement of investment operations) through October 31, 2025.
(e)	For the period February 18, 2025 (commencement of investment operations) through October 31, 2025.
(f)	For the period December 2, 2024 (commencement of investment operations) through October 31, 2025.
Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.
As of October 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
AAA CLO Floating Rate Note ETF	$282,079	$(700,860)	$(418,781)	$386,756,531
Active U.S. Real Estate ETF	3,100,101	(3,448,361)	(348,260)	52,022,331
Comstock Contrarian Equity ETF	11,773,593	(2,738,989)	9,034,604	101,338,549
Core Fixed Income ETF	96,443	(551,567)	(455,124)	233,709,833
Global Equity Net Zero ETF	15,049,420	(2,806,596)	12,242,824	135,336,625
High Yield Bond Factor ETF	2,002,294	(1,430,289)	572,005	171,168,667
High Yield Select ETF	241,981	(20,920)	221,061	8,149,204
International Growth Focus ETF	8,844,860	(3,455,935)	5,388,925	163,203,156
MSCI EAFE Income Advantage ETF	24,943,994	(5,980,081)	18,963,913	226,269,387
QQQ Hedged Advantage ETF	2,965,265	(294,780)	2,670,485	9,508,210
QQQ Income Advantage ETF	64,094,509	(7,353,439)	56,741,070	376,592,525

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
S&P 500® Downside Hedged ETF	$5,673,242	$(5,673,242)	$-	$69,579,832
S&P 500 Equal Weight Income Advantage ETF	38,550,409	(19,482,743)	19,067,666	451,066,505
Short Duration Total Return Bond ETF	299,757	(181,983)	117,774	86,709,923
SteelPath MLP & Energy Infrastructure ETF	538,529	(2,249,444)	(1,710,915)	51,777,569
Top QQQ ETF	8,944,052	(589,070)	8,354,982	33,647,909
Total Return Bond ETF	29,633,346	(17,874,174)	11,759,172	2,413,848,428
Ultra Short Duration ETF	11,396,788	(1,736,845)	9,659,943	3,201,329,966
Variable Rate Investment Grade ETF	6,496,007	(4,867,859)	1,628,148	1,312,698,094
NOTE 8—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of In-kind transactions, REITs, foreign currency transactions, distributions, paydowns, low-rated debt securities, return of capital, passive foreign investment companies and rounding, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2025, the reclassifications were as follows:
	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
AAA CLO Floating Rate Note ETF	$70,039	$(70,039)	$-
Active U.S. Real Estate ETF	241,316	(273,260)	31,944
Comstock Contrarian Equity ETF	98,379	(116,607)	18,228
Core Fixed Income ETF	9,724	(9,724)	-
Global Equity Net Zero ETF	17,566	(429,790)	412,224
High Yield Bond Factor ETF	284	(283)	(1)
High Yield Select ETF	7,086	(7,086)	-
International Growth Focus ETF	(29,212)	29,212	-
MSCI EAFE Income Advantage ETF	46,438	(1,123,597)	1,077,159
QQQ Hedged Advantage ETF	48	(1)	(47)
QQQ Income Advantage ETF	-	(7,412,343)	7,412,343
S&P 500® Downside Hedged ETF	-	1	(1)
S&P 500 Equal Weight Income Advantage ETF	-	(9,705,950)	9,705,950
Short Duration Total Return Bond ETF	39,985	(991)	(38,994)
SteelPath MLP & Energy Infrastructure ETF	149,720	(28,387)	(121,333)
Top QQQ ETF	(167,664)	172,807	(5,143)
Total Return Bond ETF	364,128	(453,542)	89,414
Ultra Short Duration ETF	229,000	(19,691)	(209,309)
Variable Rate Investment Grade ETF	378,142	(378,142)	-
NOTE 9—Trustees’ and Officer’s Fees
Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee (except for Ultra Short Duration ETF), pays for such compensation for each Fund. Interested Trustees do not receive any Trustees’ fees.
The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.
NOTE 10—Borrowing
AAA CLO Floating Rate Note ETF is a party to a committed line of credit facility with a syndicate administered by State Street Bank and Trust Company, which will expire on April 7, 2026. The Fund currently participates in this line of credit with another Invesco ETF on a several and not joint basis. The Fund may borrow up to the lesser of (1) $300,000,000, (2) 20% of the value of the Fund’s net assets or (3) the limits set by its prospectus for borrowings. The Adviser, on behalf of the Fund, pays an upfront fee of 0.10% on the commitment amount and a commitment fee of 0.15% on the amount of the commitment that has not been utilized. In case of borrowings from the line of credit, the Fund pays the associated interest expenses.
During the fiscal year ended October 31, 2025, there were no borrowings from the line of credit.
NOTE 11—Capital
Shares are issued and redeemed by each Fund only in Creation Units as discussed in Note 1. Only APs are permitted to purchase or redeem Creation Units from the Funds.
To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an AP, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.
Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.
Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.
NOTE 12—Subsequent Event
On December 9, 2025, the classification of AAA CLO Floating Rate Note ETF, High Yield Select ETF and Short Duration Total Return Bond ETF changed from “non-diversified” to “diversified” and therefore each of these Funds is now required to meet certain diversification requirements under the 1940 Act.
At a meeting held on December 17, 2025, the Board of Trustees of the Trust approved changes to the name and ticker symbol for High Yield Bond Factor ETF and High Yield Select ETF, as shown in the table below. These changes will be effective on or about February 23, 2026.
Current Fund Name	Current Ticker Symbol	New Fund Name	New Ticker Symbol
Invesco High Yield Bond Factor ETF	IHYF	Invesco High Yield Systematic Bond ETF	GTOQ
Invesco High Yield Select ETF	HIYS	Inveso Short Duration High Yield ETF	GTOH

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Invesco Actively Managed Exchange-Traded Fund Trust and Shareholders of each of the nineteen Funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (nineteen of the funds constituting Invesco Actively Managed Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2025, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of October 31, 2025, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Invesco AAA CLO Floating Rate Note ETF (1)
Invesco Active U.S. Real Estate ETF (1)
Invesco Comstock Contrarian Equity ETF (2)
Invesco Core Fixed Income ETF (3)
Invesco Global Equity Net Zero ETF (4)
Invesco High Yield Bond Factor ETF (1)
Invesco High Yield Select ETF (1)
Invesco International Growth Focus ETF (5)
Invesco MSCI EAFE Income Advantage ETF (6)
Invesco QQQ Hedged Advantage ETF (2)
Invesco QQQ Income Advantage ETF (6)
Invesco S&P 500 Downside Hedged ETF (1)
Invesco S&P 500 Equal Weight Income Advantage ETF (6)
Invesco Short Duration Total Return Bond ETF (1)
Invesco SteelPath MLP & Energy Infrastructure ETF (7)
Invesco Top QQQ ETF (8)
Invesco Total Return Bond ETF (1)
Invesco Ultra Short Duration ETF (1)
Invesco Variable Rate Investment Grade ETF (1)
(1) Statement of operations for the year ended October 31, 2025 and statement of changes in net assets for the years ended October 31, 2025 and 2024
(2) Statement of operations and statement of changes in net assets for the period May 5, 2025 (commencement of investment operations) through October 31, 2025
(3) Statement of operations and statement of changes in net assets for the period July 21, 2025 (commencement of investment operations) through October 31, 2025
(4) Statement of operations and statement of changes in net assets for the period July 14, 2025 (commencement of investment operations) through October 31, 2025
(5) Statement of operations and statement of changes in net assets for the period June 9, 2025 (commencement of investment operations) through October 31, 2025
(6) Statement of operations for the year ended October 31, 2025 and statement of changes in net assets for the year ended October 31, 2025 and for the period July 15, 2024 (commencement of investment operations) through October 31, 2024

Report of Independent Registered Public Accounting Firm —(continued)
(7) Statement of operations and statement of changes in net assets for the period February 18, 2025 (commencement of investment operations) through October 31, 2025
(8) Statement of operations and statement of changes in net assets for the period December 2, 2024 (commencement of investment operations) through October 31, 2025
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Chicago, Illinois
December 23, 2025
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2025:
	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*	Qualified Interest Income*	Long Term Capital Gains	Qualified Short Term Gains
Invesco AAA CLO Floating Rate Note ETF	0%	0%	0%	0%	100%	8%	$135,390	$-
Invesco Active U.S. Real Estate ETF	87%	0%	0%	0%	0%	0%	-	-
Invesco Comstock Contrarian Equity ETF	0%	99%	94%	0%	5%	5%	-	98,379
Invesco Core Fixed Income ETF	0%	0%	0%	23%	67%	92%	-	9,426
Invesco Global Equity Net Zero ETF	0%	48%	22%	0%	0%	0%	-	-
Invesco High Yield Bond Factor ETF	0%	0%	0%	0%	98%	85%	-	-
Invesco High Yield Select ETF	0%	1%	1%	0%	96%	80%	-	-
Invesco International Growth Focus ETF	0%	0%	0%	0%	0%	0%	-	-
Invesco MSCI EAFE Income Advantage ETF	0%	24%	0%	0%	9%	9%	-	-
Invesco QQQ Hedged Advantage ETF	0%	100%	100%	0%	0%	2%	-	-
Invesco QQQ Income Advantage ETF	0%	5%	5%	0%	8%	8%	-	-
Invesco S&P 500® Downside Hedged ETF	0%	0%	0%	0%	0%	0%	-	-
Invesco S&P 500 Equal Weight Income Advantage ETF	0%	13%	12%	0%	9%	9%	-	-
Invesco Short Duration Total Return Bond ETF	0%	1%	1%	10%	91%	75%	-	-
Invesco SteelPath MLP & Energy Infrastructure ETF	0%	99%	59%	0%	1%	1%	-	-
Invesco Top QQQ ETF	0%	0%	0%	0%	0%	0%	-	-
Invesco Total Return Bond ETF	0%	4%	3%	13%	95%	78%	-	-
Invesco Ultra Short Duration ETF	0%	0%	0%	0%	100%	86%	-	-
Invesco Variable Rate Investment Grade ETF	0%	0%	0%	20%	98%	83%	-	-
* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
	Foreign Taxes Per Share	Foreign Source Income Per Share
Invesco MSCI EAFE Income Advantage ETF	$0.0700	$0.7462

Proxy Results
A Special Meeting (“Meeting”) of Shareholders of Invesco Active U.S. Real Estate ETF (the “Fund”) was held on July 10, 2025, and was adjourned until July 31 2025.  The Meeting on July 31, 2025, was held for the following purpose:
(1)   Approve changing the Fund’s sub-classification from “diversified” to “non-diversified” and the elimination of the related fundamental investment restrictions.
The July 31, 2025 results of the voting on the above matter were as follows:
	Matter	Votes For	Votes Against	Votes Abstain
(1)	Approve changing the Fund’s sub-classification from “diversified” to “non-diversified” and the elimination of the related fundamental investment restrictions.	250,890	16,713	59,367

Approval of Investment Advisory and Sub-Advisory Contracts
At a meeting held on March 13, 2025, the Board of Trustees of the Invesco Actively Managed Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the Investment Advisory Agreement (the “Advisory Agreement”) between Invesco Capital Management LLC (the “Adviser”) and the Trust for Invesco Managed Futures Strategy ETF, Invesco International Growth Focus ETF, Invesco QQQ Hedged Advantage ETF and Invesco Comstock Contrarian Equity ETF (each, a “Fund” and collectively, the “Funds”) and the Investment Sub-Advisory Agreement for each Fund, between the Adviser and the following seven affiliated sub-advisers (the “Sub-Advisory Agreement”):  Invesco Advisers, Inc. (as the initial sub-adviser for each Fund); Invesco Asset Management Deutschland GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Hong Kong Limited; Invesco Senior Secured Management, Inc.; and Invesco Canada Ltd. (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”).
Advisory Agreement
The Trustees reviewed information from the Adviser describing:  (i) the nature, extent and quality of services to be provided, (ii) the proposed unitary advisory fee for each Fund and comparisons to amounts paid by other comparable registered investment companies, (iii) the extent to which economies of scale may be realized as each Fund grows and whether the fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (iv) any further benefits to be realized by the Adviser or its affiliates from the Adviser’s relationship with each Fund.
Nature, Extent and Quality of Services.  In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions to be performed by the Adviser for each Fund, including the persons who will be responsible for the day-to-day management of the Funds, and they considered the quality of services provided by the Adviser to other exchange-traded funds (“ETFs”).  The Trustees considered information regarding each Fund’s investment objective, strategies and process.  The Trustees noted other information the Board received and considered describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd.  The Trustees reviewed information related to the Adviser’s and Sub-Advisers’ portfolio transaction policies and procedures.  Because the Funds had not yet commenced operations, the Trustees noted that no performance information for the Funds could be provided.
The Trustees considered the services to be provided by the Adviser in its oversight of the Funds’ administrator, custodian, transfer agent and the Sub-Advisers.  They noted the significant amount of time, effort and resources that had been devoted to this oversight function for the other ETFs managed by the Adviser and that was expected to be provided for each Fund.
Based on its review, the Board concluded that the nature, extent and quality of the services to be provided by the Adviser to each Fund under the Advisory Agreement were expected to be appropriate and reasonable.
Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s proposed unitary advisory fee, as compared to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the median net expense ratios of comparable ETFs, open-end (non-ETF) index funds, open-end (non-ETF) actively managed funds and to Adviser-identified select peer funds, as applicable.  The Trustees noted that the proposed annual advisory fee to be charged to each Fund was a unitary fee, and that the Adviser has agreed to pay all other operating expenses of each Fund, including the fees payable to the Sub-Advisers, except for brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses.  The Trustees noted each Fund’s proposed unitary advisory fee as compared to the median net expense ratios of its Lipper peer groups and a select peer group as shown below:
Fund	ETF Peer Group (Number of Peers)	Open-End Index Fund Peer Group (Number of Peers)	Open-End Active Fund Peer Group (Number of Peers)	Select Peer Group (Number of Peers)
Invesco Managed Futures Strategy ETF	Lower than median (12)	N/A	Lower than median (19)	Lower than median (4)
Invesco International Growth Focus ETF	Lower than median (11)	Higher than median (2)	Lower than median (82)	Lower than median (4)

Approval of Investment Advisory and Sub-Advisory Contracts—(continued)
Fund	ETF Peer Group (Number of Peers)	Open-End Index Fund Peer Group (Number of Peers)	Open-End Active Fund Peer Group (Number of Peers)	Select Peer Group (Number of Peers)
Invesco QQQ Hedged Advantage ETF	Lower than median (210)	Lower than median (4)	Lower than median (17)	Lower than median (4)
Invesco Comstock Contrarian Equity ETF	Lower than median (24)	Higher than median (12)	Lower than median (161)	Lower than median (4)
Based on all of the information provided, the Board concluded that each Fund’s proposed unitary advisory fee was reasonable and appropriate in light of the services to be provided, the distinguishing factors of the Fund, and the administrative, operational and management oversight services to be provided by the Adviser and the related costs in providing such services.
In conjunction with their review of the unitary advisory fees, the Trustees also considered the sub-advisory fees to be paid by the Adviser for each Fund.  The Adviser did not provide a profitability analysis for the Adviser in managing the Funds because the Funds had not yet commenced operations.  However, the Trustees noted other information the Board received and considered regarding the Adviser’s overall profitability from its relationship with other ETFs for which it serves as investment adviser.
Economies of Scale and Whether Fee Levels Reflect These Economies of Scale.  The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of the Fund’s shareholders.  The Trustees noted that any reduction in fixed costs associated with the management of each Fund would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for each Fund.  The Board considered whether the proposed unitary advisory fee rate for each Fund was reasonable in relation to the proposed services and product strategy of each Fund, and it concluded that the unitary advisory fee rates were reasonable and appropriate.
Fall-out Benefits.  The Trustees considered that the Adviser identified no additional benefits that it will receive from its relationship with the Funds, and noted that the Adviser will not be a party to any soft-dollar, commission recapture or directed brokerage arrangements with respect to the Funds.  The Trustees considered benefits to be received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees from affiliated money market cash management vehicles and fees as the Funds’ securities lending agent.  The Trustees also considered that Invesco Distributors, Inc., an affiliate of the Adviser, will serve as each Fund’s distributor and will be paid a distribution fee by the Adviser.  The Board concluded that each Fund’s proposed unitary advisory fee was reasonable, taking into account any ancillary benefits to be received by affiliates of the Adviser.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Advisory Agreement for each Fund.  No single factor was determinative in the Board’s analysis.
Sub-Advisory Agreement
As noted above, the Board of Trustees of the Trust, including the Independent Trustees, approved the Sub-Advisory Agreement for each Fund at a meeting held on March 13, 2025.  The review process followed by the Board is described in detail above.  In connection with the review of the Sub-Advisory Agreement, the Board considered the factors described below, among others.
Nature, Extent and Quality of Services.  The Trustees considered the nature, extent and quality of services to be provided to each Fund under the Sub-Advisory Agreement.  The Trustees reviewed the qualifications and background of each Sub-Adviser, the services to be provided by each Sub-Adviser, the investment approach of each Sub-Adviser whose investment personnel will manage the Funds, and the investment personnel who will be responsible for the day-to-day management of each Fund.  The Board considered additional information it received regarding each Fund’s investment strategy during presentations from certain of the initial sub-adviser’s portfolio managers for the Funds at the Board’s December 12, 2024 meeting.
Based on its review, the Board concluded that the nature, extent and quality of services to be provided by the Sub-Advisers to each Fund under the Sub-Advisory Agreement were expected to be appropriate and reasonable.
Fees and Expenses.  The Trustees reviewed and discussed the information provided by the Adviser and the Sub-Advisers on the sub-advisory fee rates under the Sub-Advisory Agreement.  The Trustees noted that the sub-advisory fees to be charged by the

Approval of Investment Advisory and Sub-Advisory Contracts—(continued)
Sub-Advisers under the Sub-Advisory Agreement are consistent with the compensation structure used throughout Invesco when Invesco’s affiliates provide sub-advisory services for funds managed by other Invesco affiliates.  The Trustees considered how the sub-advisory fees relate to the overall advisory fee for each Fund and noted that the Adviser will compensate the Sub-Advisers from its fee.
Economies of Scale and Whether Fee Levels Reflect These Economies of Scale.  As part of their review of the Advisory Agreement for each Fund, the Trustees considered the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of the Fund’s shareholders.  The Board considered whether the sub-advisory fee rate for each Fund is reasonable in relation to the proposed services and product strategy of the Fund, and they concluded that the flat sub-advisory fee rates were reasonable and appropriate.
Fall-out Benefits.  The Trustees noted that Invesco Advisers, Inc. will receive management fees from affiliated money market funds into which the Funds’ and other Invesco ETFs’ excess cash and securities lending collateral may be invested, and that the Adviser will waive its fees with respect to each Fund in an amount equal to the fees received by Invesco Advisers, Inc. on the Fund’s excess cash invested in the affiliated money market funds.  The Trustees also noted the fees received by Invesco Advisers, Inc. in its capacity as securities lending agent for the Invesco ETFs.  The Trustees considered that Invesco Advisers, Inc. may use or generate soft-dollars with respect to the Invesco International Growth Focus ETF and the Invesco Comstock Contrarian Equity ETF.  The Trustees noted that the Sub-Advisers had not identified any further benefits that they would derive from their relationships with the Funds.  The Board concluded that the sub-advisory fee with respect to each Fund was reasonable, taking into account any ancillary benefits expected to be received by the Sub-Advisers.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Sub-Advisory Agreement for each Fund.  No single factor was determinative in the Board’s analysis.

Approval of Investment Advisory and Sub-Advisory Contracts
At a meeting held on June 25, 2025, the Board of Trustees of the Invesco Actively Managed Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the Investment Advisory Agreement (the “Advisory Agreement”) between Invesco Capital Management LLC (the “Adviser”) and the Trust for Invesco Global Equity Net Zero ETF, Invesco Core Fixed Income ETF and Invesco Intermediate Municipal ETF (each, a “Fund” and collectively, the “Funds”) and the Investment Sub-Advisory Agreement for each Fund, between the Adviser and the following seven affiliated sub-advisers (the “Sub-Advisory Agreement”):  Invesco Advisers, Inc. (as the initial sub-adviser for each Fund); Invesco Asset Management Deutschland GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Hong Kong Limited; Invesco Senior Secured Management, Inc.; and Invesco Canada Ltd. (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”).
Advisory Agreement
The Trustees reviewed information from the Adviser describing:  (i) the nature, extent and quality of services to be provided, (ii) the proposed unitary advisory fee for each Fund and comparisons to amounts paid by other comparable registered investment companies, (iii) the extent to which economies of scale may be realized as each Fund grows and whether the fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (iv) any further benefits to be realized by the Adviser or its affiliates from the Adviser’s relationship with each Fund.
Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions to be performed by the Adviser for each Fund, including the persons who will be responsible for the day-to-day management of the Funds, and they considered the quality of services provided by the Adviser to other exchange-traded funds (“ETFs”) managed by the Adviser and overseen by the Board.  The Trustees considered information regarding each Fund’s investment objective, strategies and process.  The Trustees noted other information the Board received and considered in connection with its March 13, 2025 and April 24, 2025 meetings describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd.  The Trustees reviewed information related to the Adviser’s and Sub-Advisers’ portfolio transaction policies and procedures.  Because the Funds had not yet commenced operations, the Trustees noted that no performance information for the Funds could be provided.
The Trustees considered the services to be provided by the Adviser in its oversight of the Funds’ administrator, custodian, transfer agent and the Sub-Advisers.  They noted the significant amount of time, effort and resources that had been devoted to this oversight function for the other ETFs managed by the Adviser and overseen by the Board and that was expected to be provided for each Fund.
Based on its review, the Board concluded that the nature, extent and quality of the services to be provided by the Adviser to each Fund under the Advisory Agreement were expected to be appropriate and reasonable.
Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s proposed unitary advisory fee, as compared to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the median net expense ratios of comparable ETFs, open-end (non-ETF) index funds, open-end (non-ETF) actively managed funds and Adviser-identified select peer funds, as applicable.  The Trustees noted that the proposed annual advisory fee to be charged to each Fund was a unitary fee, and that the Adviser has agreed to pay all other operating expenses of each Fund, including the fees payable to the Sub-Advisers, except for brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses.  The Trustees noted each Fund’s proposed unitary advisory fee as compared to the median net expense ratios of its Lipper peer groups and a select peer group as shown below:

Approval of Investment Advisory and Sub-Advisory Contracts—(continued)

Fund	ETF Peer Group (Number of Peers)	Open-End Index Fund Peer Group (Number of Peers)	Open-End Active Fund Peer Group (Number of Peers)	Select Peer Group (Number of Peers)
Invesco Global Equity Net Zero ETF	Lower than median (7)	Lower than median (3)	Lower than median (23)	Lower than median (4)
Invesco Core Fixed Income ETF	Lower than median (16)	Higher than median (17)	Lower than median (110)	Lower than median (4)
Invesco Intermediate Municipal ETF	Higher than median (15)	N/A*	Lower than median (55)	Same as median (4)

*	The information provided by the Adviser indicated that the Fund did not have any open-end index fund peers.
Based on all of the information provided, the Board concluded that each Fund’s proposed unitary advisory fee was reasonable and appropriate in light of the services to be provided, the distinguishing factors of the Fund, and the administrative, operational and management oversight services to be provided by the Adviser and the related costs in providing such services.
In conjunction with their review of the unitary advisory fees, the Trustees also considered the sub-advisory fees to be paid by the Adviser for each Fund.  The Adviser did not provide a profitability analysis for the Adviser in managing the Funds because the Funds had not yet commenced operations.  However, the Trustees noted other information the Board received and considered in connection with its March 13, 2025 and April 24, 2025 meetings regarding the Adviser’s overall profitability from its relationship with other ETFs for which it serves as investment adviser.
Economies of Scale and Whether Fee Levels Reflect These Economies of Scale.  The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of the Fund’s shareholders.  The Trustees noted that any reduction in fixed costs associated with the management of each Fund would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for each Fund.  The Board considered whether the proposed unitary advisory fee rate for each Fund was reasonable in relation to the proposed services and product strategy of each Fund, and it concluded that the unitary advisory fee rates were reasonable and appropriate.
Fall-out Benefits.  The Trustees considered that the Adviser identified no additional benefits that it will receive from its relationship with the Funds, and noted that the Adviser will not be a party to any soft-dollar, commission recapture or directed brokerage arrangements with respect to the Funds.  The Trustees considered benefits to be received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees from affiliated money market cash management vehicles and fees as the Funds’ securities lending agent.  The Trustees also considered that Invesco Distributors, Inc., an affiliate of the Adviser, will serve as each Fund’s distributor and will be paid a distribution fee by the Adviser.  The Board concluded that each Fund’s proposed unitary advisory fee was reasonable, taking into account any ancillary benefits to be received by affiliates of the Adviser.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Advisory Agreement for each Fund.  No single factor was determinative in the Board’s analysis.
Sub-Advisory Agreement
As noted above, the Board of Trustees of the Trust, including the Independent Trustees, approved the Sub-Advisory Agreement for each Fund at a meeting held on June 25, 2025.  The review process followed by the Board is described in detail above.  In connection with the review of the Sub-Advisory Agreement, the Board considered the factors described below, among others.
Nature, Extent and Quality of Services.  The Trustees considered the nature, extent and quality of services to be provided to each Fund under the Sub-Advisory Agreement.  The Trustees reviewed the qualifications and background of each Sub-Adviser, the services to be provided by each Sub-Adviser, the investment approach of each Sub-Adviser whose investment personnel will manage the Funds, and the investment personnel who will be responsible for the day-to-day management of each Fund.  The Board considered additional information it received regarding the Invesco Global Equity Net Zero ETF’s investment strategy during a presentation from certain of the initial sub-adviser’s portfolio managers for the Fund at the Board’s April 24, 2025 meeting.  The Board also considered additional information it received from the Adviser regarding the Invesco Core Fixed Income ETF’s and

Approval of Investment Advisory and Sub-Advisory Contracts—(continued)
the Invesco Intermediate Municipal ETF’s investment strategy from certain of the initial sub-adviser’s portfolio managers for the Funds at the Board’s June 25, 2025 meeting.
Based on its review, the Board concluded that the nature, extent and quality of services to be provided by the Sub-Advisers to each Fund under the Sub-Advisory Agreement were expected to be appropriate and reasonable.
Fees and Expenses.  The Trustees reviewed and discussed the information provided by the Adviser and the Sub-Advisers on the sub-advisory fee rates under the Sub-Advisory Agreement.  The Trustees noted that the sub-advisory fees to be charged by the Sub-Advisers under the Sub-Advisory Agreement are consistent with the compensation structure used throughout Invesco when Invesco’s affiliates provide sub-advisory services for funds managed by other Invesco affiliates.  The Trustees considered how the sub-advisory fees relate to the overall advisory fee for each Fund and noted that the Adviser will compensate the Sub-Advisers from its fee.
Economies of Scale and Whether Fee Levels Reflect These Economies of Scale.  As part of their review of the Advisory Agreement for each Fund, the Trustees considered the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of the Fund’s shareholders.  The Board considered whether the sub-advisory fee rate for each Fund is reasonable in relation to the proposed services and product strategy of the Fund, and they concluded that the flat sub-advisory fee rates were reasonable and appropriate.
Fall-out Benefits.  The Trustees noted that Invesco Advisers, Inc. will receive management fees from affiliated money market funds into which the Funds’ and other Invesco ETFs’ excess cash and securities lending collateral may be invested, and that the Adviser will waive its fees with respect to each Fund in an amount equal to the fees received by Invesco Advisers, Inc. on the Fund’s excess cash invested in the affiliated money market funds.  The Trustees also noted the fees received by Invesco Advisers, Inc. in its capacity as securities lending agent for the Invesco ETFs.  The Trustees considered the Adviser’s statement that Invesco Advisers, Inc. will not be a party to any soft dollar, commission recapture or directed brokerage arrangements with respect to the Funds.  The Trustees noted that the Sub-Advisers had not identified any further benefits that they would derive from their relationships with the Funds.  The Board concluded that the sub-advisory fee with respect to each Fund was reasonable, taking into account any ancillary benefits expected to be received by the Sub-Advisers.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Sub-Advisory Agreement for each Fund.  No single factor was determinative in the Board’s analysis.

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Matters submitted during the period covered by this report to a vote of shareholders can be found in the Proxy Results section of this report.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
Remuneration paid to the Funds’ trustees or officers and others, if any, is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.

©2025 Invesco Capital Management LLC
3500 Lacey Road, Suite 700
Downers Grove, IL 60515
P-AM-NCSR
invesco.com/ETFs

Invesco Annual Financial Statements and Other Information
October 31, 2025
IVRA	Invesco Real Assets ESG ETF

2

Invesco Real Assets ESG ETF (IVRA)
October 31, 2025
Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.47%
Consumer Staples-1.66%
Archer-Daniels-Midland Co.	3,661	$221,600
Energy-22.61%
Cheniere Energy, Inc.	2,198	465,976
Enbridge, Inc. (Canada)	8,098	377,982
Keyera Corp. (Canada)	2,718	80,329
Kinder Morgan, Inc.	16,960	444,182
ONEOK, Inc.	6,400	428,800
Pembina Pipeline Corp. (Canada)	5,943	225,055
Targa Resources Corp.	2,589	398,810
TC Energy Corp. (Canada)	2,262	113,621
Williams Cos., Inc. (The)	8,419	487,207
		3,021,962
Materials-13.08%
Agnico Eagle Mines Ltd. (Canada)	360	57,959
Corteva, Inc.	6,859	421,417
Freeport-McMoRan, Inc.	6,622	276,137
International Paper Co.	4,051	156,531
Newmont Corp.	3,164	256,189
Nutrien Ltd. (Canada)	4,760	259,513
Smurfit WestRock PLC	5,072	187,258
West Fraser Timber Co. Ltd. (Canada)	2,182	133,304
		1,748,308
Real Estate-51.20%
Agree Realty Corp.	3,605	263,201
Alexandria Real Estate Equities, Inc.	831	48,381
American Homes 4 Rent, Class A	5,763	182,111
American Tower Corp.	3,109	556,449
AvalonBay Communities, Inc.	969	168,528
Brixmor Property Group, Inc.	2,271	59,409
Crown Castle, Inc.	2,599	234,482
Digital Realty Trust, Inc.	2,175	370,642
EastGroup Properties, Inc.	1,145	199,837
Equinix, Inc.	532	450,077
Equity LifeStyle Properties, Inc.(b)	3,009	183,699
Equity Residential	3,389	201,442
Extra Space Storage, Inc.	753	100,556
Federal Realty Investment Trust	1,431	137,648
Fibra Uno Administracion S.A. de C.V. (Mexico)	44,800	65,106
Healthpeak Properties, Inc.	3,584	64,333
Host Hotels & Resorts, Inc.	3,532	56,583
Invitation Homes, Inc.	8,019	225,735
Kimco Realty Corp.	4,727	97,660
Mid-America Apartment Communities, Inc.	730	93,608
NNN REIT, Inc.	982	39,732
PotlatchDeltic Corp.(b)	1,532	61,280
Prologis, Inc.	4,658	578,011
	Shares	Value
Real Estate-(continued)
Public Storage	1,331	$370,763
Realty Income Corp.	2,805	162,634
Regency Centers Corp.	2,310	159,274
SBA Communications Corp., Class A	1,321	252,945
Simon Property Group, Inc.	1,430	251,337
UDR, Inc.	2,455	82,709
Ventas, Inc.	4,129	304,679
Welltower, Inc.	3,263	590,733
Weyerhaeuser Co.	10,004	230,092
		6,843,676
Utilities-10.92%
American Water Works Co., Inc.	1,082	138,961
CenterPoint Energy, Inc.(b)	1,040	39,770
Consolidated Edison, Inc.	1,902	185,274
Edison International	3,785	209,613
Essential Utilities, Inc.	8,136	317,548
PG&E Corp.	19,459	310,566
Sempra	2,807	258,075
		1,459,807
Total Common Stocks & Other Equity Interests (Cost $12,804,110)		13,295,353
Money Market Funds-0.56%
Invesco Government & Agency Portfolio, Institutional Class, 4.06%(c)(d) (Cost $74,620)	74,620	74,620
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.03% (Cost $12,878,730)		13,369,973
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-2.15%
Invesco Private Government Fund, 4.13%(c)(d)(e)	83,003	83,003
Invesco Private Prime Fund, 4.30%(c)(d)(e)	203,619	203,680
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $286,683)		286,683
TOTAL INVESTMENTS IN SECURITIES-102.18% (Cost $13,165,413)		13,656,656
OTHER ASSETS LESS LIABILITIES-(2.18)%		(290,848)
NET ASSETS-100.00%		$13,365,808

Investment Abbreviations:
REIT	-Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

3

Invesco Real Assets ESG ETF (IVRA)—(continued)
October 31, 2025
Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at October 31, 2025.
(c)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2025.

	Value October 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$153,643	$1,001,545	$(1,080,568)	$-	$-	$74,620	$2,817
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	291,212	7,492,577	(7,700,786)	-	-	83,003	10,097 *
Invesco Private Prime Fund	841,753	16,897,405	(17,535,399)	-	(79)	203,680	27,412 *
Total	$1,286,608	$25,391,527	$(26,316,753)	$-	$(79)	$361,303	$40,326

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of October 31, 2025.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

4

Statement of Assets and Liabilities
October 31, 2025

Invesco Real Assets ESG ETF (IVRA)
Assets:
Unaffiliated investments in securities, at value(a)	$13,295,353
Affiliated investments in securities, at value	361,303
Foreign currencies, at value	2,060
Receivable for:
Dividends	6,252
Securities lending	94
Total assets	13,665,062
Liabilities:
Payable for:
Investments purchased	5,942
Collateral upon return of securities loaned	286,683
Accrued unitary management fees	6,629
Total liabilities	299,254
Net Assets	$13,365,808
Net assets consist of:
Shares of beneficial interest	$12,524,617
Distributable earnings	841,191
Net Assets	$13,365,808
Shares outstanding (unlimited amount authorized, $0.01 par value)	830,001
Net asset value	$16.10
Market price	$16.12
Unaffiliated investments in securities, at cost	$12,804,110
Affiliated investments in securities, at cost	$361,303
Foreign currencies, at cost	$2,060
(a)Includes securities on loan with an aggregate value of:	$280,305
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5

Statement of Operations
For the year ended October 31, 2025

Invesco Real Assets ESG ETF (IVRA)
Investment income:
Unaffiliated dividend income	$388,168
Affiliated dividend income	2,817
Securities lending income, net	3,857
Foreign withholding tax	(10,001)
Total investment income	384,841
Expenses:
Unitary management fees	72,369
Less: Waivers	(52)
Net expenses	72,317
Net investment income	312,524
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	400,961
Affiliated investment securities	(79)
In-kind redemptions	274,572
Foreign currencies	(1,321)
Net realized gain	674,133
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(342,285)
Foreign currencies	(3)
Change in net unrealized appreciation (depreciation)	(342,288)
Net realized and unrealized gain	331,845
Net increase in net assets resulting from operations	$644,369
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6

Statement of Changes in Net Assets
For the years ended October 31, 2025 and 2024

	Invesco Real Assets ESG ETF (IVRA)
	2025	2024
Operations:
Net investment income	$312,524	$139,808
Net realized gain	674,133	172,770
Change in net unrealized appreciation (depreciation)	(342,288)	1,139,457
Net increase in net assets resulting from operations	644,369	1,452,035
Distributions to Shareholders from:
Distributable earnings	(458,371)	(146,010)
Shareholder Transactions:
Proceeds from shares sold	4,303,936	5,967,458
Value of shares repurchased	(1,159,024)	-
Net increase in net assets resulting from share transactions	3,144,912	5,967,458
Net increase in net assets	3,330,910	7,273,483
Net assets:
Beginning of year	10,034,898	2,761,415
End of year	$13,365,808	$10,034,898
Changes in Shares Outstanding:
Shares sold	270,000	400,000
Shares repurchased	(70,000)	-
Shares outstanding, beginning of year	630,001	230,001
Shares outstanding, end of year	830,001	630,001
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7

Financial Highlights
Invesco Real Assets ESG ETF (IVRA)
	Years Ended October 31,				For the Period December 17, 2020(a) Through October 31, 2021
	2025	2024	2023	2022
Per Share Operating Performance:
Net asset value at beginning of period	$15.93	$12.01	$13.05	$14.88	$12.00
Net investment income(b)	0.41	0.39	0.33	0.29	0.22
Net realized and unrealized gain (loss) on investments	0.39	3.92	(1.06)	(1.43)	3.04
Total from investment operations	0.80	4.31	(0.73)	(1.14)	3.26
Distributions to shareholders from:
Net investment income	(0.45)	(0.39)	(0.31)	(0.29)	(0.38)
Net realized gains	(0.18)	-	-	(0.40)	-
Total distributions	(0.63)	(0.39)	(0.31)	(0.69)	(0.38)
Net asset value at end of period	$16.10	$15.93	$12.01	$13.05	$14.88
Market price at end of period(c)	$16.12	$15.95	$12.03	$13.10	$14.96
Net Asset Value Total Return(d)	5.13%	36.28%	(5.80)%	(8.01)%	27.65%(e)
Market Price Total Return(d)	5.13%	36.22%	(6.00)%	(8.16)%	28.33%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$13,366	$10,035	$2,761	$3,002	$1,934
Ratio to average net assets of:
Expenses	0.58%	0.59%	0.59%	0.59%	0.60%(f)
Net investment income	2.53%	2.65%	2.49%	2.02%	1.86%(f)
Portfolio turnover rate(g)	90%	132%	80%	82%	52%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)
The net asset value total return from Fund Inception (December 22, 2020, the first day of trading on the exchange) to October 31, 2021 was 32.40%. The market price total return from Fund Inception to October 31, 2021 was 32.53%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8

Notes to Financial Statements
Invesco Actively Managed Exchange-Traded Fund Trust
October 31, 2025
NOTE 1—Organization
Invesco Actively Managed Exchange-Traded Fund Trust (the “Trust”) was organized as a Delaware statutory trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes Invesco Real Assets ESG ETF (IVRA) (the "Fund").
The Fund represents a separate series of the Trust. The shares of the Fund are referred to herein as "Shares" or "Fund’s Shares." The Fund’s Shares are listed and traded on the Cboe BZX Exchange, Inc.
The market price of a Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit”, as set forth in the Fund’s prospectus. Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”), though the Fund reserves the right to issue and redeem Creation Units in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units by authorized participants ("APs"), the Shares are not individually redeemable securities of the Fund.
The investment objective of the Fund is to seek capital appreciation with a secondary objective of current income.
NOTE 2—Significant Accounting Policies
The following is a summary of the significant accounting policies followed by the Fund in preparation of its financial statements.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services—Investment Companies.
A.
Security Valuation - Securities, including restricted securities, are valued according to the following policies:
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become not representative of market value in the Adviser’s judgment ("unreliable"). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and

9

related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.
The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

10

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s NAV and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the Adviser.
C.
Country Determination - For the purposes of presentation in the Schedule of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Dividends and Distributions to Shareholders - The Fund declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on the ex-dividend date. Generally, the Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP"). Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a tax return of capital at fiscal year-end.
E.
Federal Income Taxes - The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.
The Fund files U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.
Expenses - The Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser pays Invesco Advisers, Inc.’s (the "Affiliated Sub-Adviser" or "Invesco") fees and substantially all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust or the Adviser (an "Interested Trustee"), or (iii) any other matters that directly benefit the Adviser).
Expenses of the Trust that are excluded from the Fund’s unitary management fee and are directly identifiable to the Fund are applied to the Fund. Expenses of the Trust that are excluded from the Fund’s unitary management fee and are not readily identifiable to the Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Fund.
To the extent the Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.
G.
Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.
Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an "interested person" (as

11

defined in the 1940 Act) of the Trust or the Adviser (each, an "Independent Trustee") is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting — In November 2023, the FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”), with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole, thereby enabling better understanding of how an entity’s segments impact overall performance. The Fund represents a single operating segment. Subject to the oversight and, when applicable, approval of the Board of Trustees, the Adviser acts as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements. Adoption of the new standard impacted the Fund’s financial statement notes disclosures only and did not affect the Fund’s financial position or the results of its operations.
J.
Securities Lending - The Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the policy of the Fund to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income, net on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown on the Statement of Assets and Liabilities.
Invesco, an affiliate of the Adviser, serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon (“BNY”) also serves as a securities lending agent. To the extent the Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the fiscal year ended October 31, 2025, the Fund paid Invesco $69 in fees for securities lending agent services. Fees paid to Invesco for securities lending agent services are included in Securities lending income, net on the Statement of Operations.
K.
Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s

12

books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
L.
Other Risks
ADR Risk. The Fund may invest in American depositary receipts (“ADRs”). ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.
AP Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to the Fund’s NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Emerging Markets Investment Risk. Investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Emerging markets usually are subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably, and the ability to bring and enforce actions, or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.
Environmental, Social and Governance ("ESG") Risk. Because the Affiliated Sub-Adviser evaluates ESG factors to assess and exclude certain investments for non-financial reasons, the Fund may forego some market opportunities available to funds that do not use these factors. The securities of companies that score favorably under the Affiliated Sub-Adviser’s ESG scoring methodology may underperform similar companies that do not score as well or may underperform the stock market as a whole. As a result, the Fund may underperform funds that do not screen or score companies based on ESG factors or funds that use a different ESG methodology. Information used by the Affiliated Sub-Adviser to evaluate such factors may not be readily available, complete or accurate, which could negatively impact the Affiliated Sub-Adviser’s ability to apply its

13

methodology, which in turn could negatively impact the Fund’s performance. In addition, the assessment of an issuer, based on the issuer’s level of involvement in a particular industry or the issuer’s ESG score, may differ from that of other funds or an investor. As a result, the issuers deemed eligible for inclusion in the Fund’s portfolio may not reflect the beliefs or values of any particular investor and may not be deemed to exhibit positive or favorable ESG characteristics if different metrics were used to evaluate them.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential, and consequently may underperform other segments of the equity market or the market as a whole. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities are also subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. To the extent the Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns. From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or in countries the U.S. Government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. Government identifies as state sponsors of terrorism or subjects to sanctions.
Industry Concentration Risk. The Fund concentrates in securities of companies principally engaged in the U.S. real estate and infrastructure industries. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s portfolio holdings, the Affiliated Sub-Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these actions will produce the desired results.
Market Risk. Securities held by the Fund are subject to market fluctuations. You should anticipate that the value of the Shares will decline more or less, in correlation with any decline in value of the securities in the Fund’s portfolio. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV. Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Fund has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

14

Real Assets Companies Risk. Investments in real assets companies may involve a higher degree of risk, including significant financial, operating, and competitive risks, and may expose the Fund to adverse macroeconomic conditions, such as changes and volatility in commodity prices, a rise in interest rates or a downturn in the economy in which the asset is located, elevating the risk of loss.
REIT Risk. REITs are pooled investment vehicles that trade like stocks and invest substantially all of their assets in real estate and may qualify for special tax considerations. REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. Further, failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the REIT’s shareholders. In addition, REITs may have expenses, including advisory and administration expenses, and REIT shareholders will incur a proportionate share of the underlying expenses.
Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
NOTE 3—Investment Advisory Agreement and Other Agreements
The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of the Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Fund’s investments, managing the Fund’s business affairs, providing certain clerical, bookkeeping and other administrative services, and oversight of the Affiliated Sub-Adviser.
Pursuant to the Investment Advisory Agreement, the Fund accrues daily and pays monthly to the Adviser an annual unitary management fee of 0.58% of the Fund’s average daily net assets. Prior to May 13, 2025, the Fund’s annual unitary management fee was 0.59%. Out of the unitary management fee, the Adviser pays the Affiliated Sub-Adviser’s fees and substantially all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser).
The Adviser has entered into an Investment Sub-Advisory Agreement with the Affiliated Sub-Adviser. The sub-advisory fee for the Fund is paid by the Adviser to the Affiliated Sub-Adviser at 40% of the Adviser’s compensation of the sub-advised assets of the Fund.
Through at least August 31, 2027, the Adviser has contractually agreed to waive the management fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. This waiver does not apply to the Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date.
For the fiscal year ended October 31, 2025, the Adviser waived fees of $52.
The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for the Fund. The Distributor does not maintain a secondary market in the Shares. The Fund is not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.
The Trust has entered into service agreements whereby BNY, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for the Fund.
NOTE 4—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 — Prices are determined using quoted prices in an active market for identical assets.
Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.

15

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of October 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$13,295,353	$-	$-	$13,295,353
Money Market Funds	74,620	286,683	-	361,303
Total Investments	$13,369,973	$286,683	$-	$13,656,656
NOTE 5—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2025 and 2024:
	2025	2024
Ordinary income*	$458,371	$146,010

*	Includes short-term capital gain distributions, if any.
Tax Components of Net Assets at Fiscal Year-End:
Undistributed ordinary income	$386,987
Net unrealized appreciation — investments	454,204
Shares of beneficial interest	12,524,617
Total net assets	$13,365,808
Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund has a capital loss carryforward as of October 31, 2025, as follows:
No expiration
Short-Term	Long-Term	Total*
$-	$-	$-

*
Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 6—Investment Transactions
For the fiscal year ended October 31, 2025, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were $11,264,383 and $11,083,225, respectively.
For the fiscal year ended October 31, 2025, in-kind transactions associated with creations and redemptions were $4,036,961 and $1,117,829, respectively.
Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.
As of October 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Aggregate unrealized appreciation of investments	$1,036,181
Aggregate unrealized (depreciation) of investments	(581,977)
Net unrealized appreciation of investments	$454,204
Cost of investments for tax purposes is $13,202,452.

16

NOTE 7—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of in-kind transactions, distributions, foreign currency transactions and REITs, undistributed net investment income (loss) was increased by $27,410, undistributed net realized gain (loss) was decreased by $(277,420) and Shares of beneficial interest were increased by $250,010. These reclassifications had no effect on the net assets of the Fund.
NOTE 8—Trustees’ and Officer’s Fees
The Adviser, as a result of the Fund’s unitary management fee, pays remuneration to the Independent Trustees and an Officer of the Trust on behalf of the Fund. Interested Trustees do not receive any Trustees’ fees.
The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Fund.
NOTE 9—Capital
Shares are issued and redeemed by the Fund only in Creation Units as discussed in Note 1. Only APs are permitted to purchase or redeem Creation Units from the Fund.
To the extent that the Fund issues or redeems Creation Units in-kind, the Fund may issue Shares in advance of receipt of the underlying securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an AP, notwithstanding the fact that the corresponding securities have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing securities as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing securities.
Certain transaction fees may be charged by the Fund for creations and redemptions, which are treated as increases in capital.
Transactions in the Fund’s Shares are disclosed in detail in the Statement of Changes in Net Assets.
NOTE 10—Subsequent Event
At a meeting held on December 17, 2025, the Board of Trustees of the Trust approved the termination and winding down of the Fund, with the liquidation payment to shareholders expected to take place on or about February 25, 2026. Investors, who have elected not to sell their Shares before market close on February 23, 2026 will receive cash equal to the amount of the net asset value of their Shares, which will include any capital gains and dividends, on or about February 25, 2026.

17

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Invesco Actively Managed Exchange-Traded Fund Trust and Shareholders of Invesco Real Assets ESG ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Real Assets ESG ETF (one of the funds constituting Invesco Actively Managed Exchange-Traded Fund Trust, referred to hereafter as the “Fund”) as of October 31, 2025, the related statement of operations for the year ended October 31, 2025, the statement of changes in net assets for each of the two years in the period ended October 31, 2025, including the related notes, and the financial highlights for each of the four years in the period ended October 31, 2025 and for the period December 17, 2020 (commencement of investment operations) through October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2025 and the financial highlights for each of the four years in the period ended October 31, 2025 and for the period December 17, 2020 (commencement of investment operations) through October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Chicago, Illinois
December 23, 2025
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

18

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2025:
Qualified Business Income*	25%
Qualified Dividend Income*	18%
Corporate Dividends Received Deduction*	15%
U.S. Treasury Obligations*	0%
Business Interest Income*	0%
Qualified Short Term Gains*	$140,898
* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

19

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
Remuneration paid to the Fund’s trustees or officers and others, if any, is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
Not applicable.

20

©2025 Invesco Capital Management LLC
3500 Lacey Road, Suite 700
Downers Grove, IL 60515
P-AMNT-NCSR
invesco.com/ETFs

Invesco Annual Financial Statements and Other Information
October 31, 2025
IMF	Invesco Managed Futures Strategy ETF

2

Invesco Managed Futures Strategy ETF (IMF)
October 31, 2025
Consolidated Schedule of Investments(a)

	Shares	Value
Money Market Funds-81.84%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 4.03%(b)(c)	178,766,970	$178,766,970
Invesco Liquidity Funds PLC, Invesco US Dollar Liquidity Portfolio, Agency Class, 4.29%(b)(c)	60,158,088	60,158,088
TOTAL INVESTMENTS IN SECURITIES-81.84% (Cost $238,925,058)		238,925,058
OTHER ASSETS LESS LIABILITIES-18.16%		53,005,031
NET ASSETS-100.00%		$291,930,089

Notes to Consolidated Schedule of Investments:
(a)	The Consolidated Schedule of Investments includes the accounts of the wholly-owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidations.
(b)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the period ended October 31, 2025.

	Value October 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$-	$329,578,510	$(150,811,540)	$-	$-	$178,766,970	$4,633,997
Invesco Liquidity Funds PLC, Invesco US Dollar Liquidity Portfolio, Agency Class	-	65,575,122	(5,417,034)	-	-	60,158,088	448,803
Invesco Liquidity Funds PLC, Invesco US Dollar Liquidity Portfolio, Institutional Class	-	82,296,850	(82,296,850)	-	-	-	1,048,999
Total	$-	$477,450,482	$(238,525,424)	$-	$-	$238,925,058	$6,131,799

(c)	The rate shown is the 7-day SEC standardized yield as of October 31, 2025.

Open Futures Contracts(a)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Commodity Risk
Gasoline RBOB	44	December-2025	$3,512,678	$18,287	$18,287
Gold	33	December-2025	13,188,450	1,374,180	1,374,180
LME Copper	42	January-2026	11,433,282	1,074,067	1,074,067
LME Primary Aluminum	174	November-2025	12,521,606	683,269	683,269
Low Sulphur Gasoil	121	December-2025	8,470,000	(9,583)	(9,583)
New York Harbor Ultra-Low Sulfur Diesel	70	April-2026	6,657,336	15,262	15,262
Silver	30	December-2025	7,224,000	1,064,690	1,064,690
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

3

Invesco Managed Futures Strategy ETF (IMF)—(continued)
October 31, 2025
Open Futures Contracts(a)—(continued)
Long Futures Contracts—(continued)	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Soybean	104	July-2026	$5,937,100	$87,200	$87,200
Soybean Oil	65	December-2025	1,898,520	(73,713)	(73,713)
Subtotal—Commodity Risk				4,233,659	4,233,659
Currency Risk
CME Australian Dollar Currency	118	December-2025	7,724,280	(40,664)	(40,664)
CME Euro Foreign Exchange Currency	143	December-2025	20,649,200	(420,331)	(420,331)
CME Swiss Franc Currency	158	December-2025	24,667,750	(358,356)	(358,356)
Subtotal—Currency Risk				(819,351)	(819,351)
Equity Risk
E-Mini Russell 2000 Index	70	December-2025	8,714,650	147,672	147,672
E-Mini S&P 500 Index	35	December-2025	12,029,500	341,397	341,397
Eurex DAX Index	13	December-2025	9,015,519	(34,135)	(34,135)
EURO STOXX 50	169	December-2025	11,057,946	392,559	392,559
Euronext CAC 40 Index	121	November-2025	11,357,011	15,592	15,592
FTSE 100 Index	110	December-2025	14,085,268	591,094	591,094
FTSE/MIB Index	40	December-2025	9,893,346	205,301	205,301
MEFF Madrid IBEX 35 Index	59	November-2025	10,896,607	295,117	295,117
MSCI Emerging Markets Index	160	December-2025	11,260,800	370,435	370,435
OML Stockholm OMXS30 Index	395	November-2025	11,526,468	124,023	124,023
S&P/TSX 60 Index	53	December-2025	13,478,186	229,682	229,682
SPI 200 Index	105	December-2025	15,280,521	(32,387)	(32,387)
Tokyo Stock Price Index	56	December-2025	12,119,308	704,880	704,880
Subtotal—Equity Risk				3,351,230	3,351,230
Interest Rate Risk
Australia 10 Year Bonds	154	December-2025	11,453,975	(66,749)	(66,749)
Canada 10 Year Bonds	375	December-2025	32,855,155	66,442	66,442
EURO-BTP	174	December-2025	24,386,897	111,766	111,766
Long Gilt	58	December-2025	7,134,157	2,371	2,371
SFE 3 Year Australian Bonds	366	December-2025	25,571,123	(116,876)	(116,876)
U.S. Treasury 10 Year Notes	370	December-2025	41,688,594	(245,661)	(245,661)
U.S. Treasury 2 Year Notes	80	December-2025	16,659,375	(45,858)	(45,858)
U.S. Treasury 5 Year Notes	182	December-2025	19,876,391	(133,655)	(133,655)
U.S. Treasury Long Bonds	89	December-2025	10,440,812	(47,642)	(47,642)
Subtotal—Interest Rate Risk				(475,862)	(475,862)
Subtotal—Long Futures Contracts				6,289,676	6,289,676
Short Futures Contracts
Commodity Risk
Brent Crude Oil	92	February-2026	(5,906,400)	(37,601)	(37,601)
Corn	344	December-2025	(7,421,800)	(244,297)	(244,297)
Natural Gas	178	December-2025	(7,340,720)	(648,388)	(648,388)
Soybean Meal	57	December-2025	(1,833,120)	(221,093)	(221,093)
Wheat	295	December-2025	(7,876,500)	(203,085)	(203,085)
WTI Crude Oil	93	January-2026	(5,635,800)	(50,344)	(50,344)
Subtotal—Commodity Risk				(1,404,808)	(1,404,808)
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

4

Invesco Managed Futures Strategy ETF (IMF)—(continued)
October 31, 2025
Open Futures Contracts(a)—(continued)
Short Futures Contracts—(continued)	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Currency Risk
Canadian Dollar	297	December-2025	$(21,239,955)	$134,643	$134,643
CME Japanese Yen Currency	234	December-2025	(19,060,763)	719,650	719,650
CME New Zealand Dollar Currency	247	December-2025	(14,160,510)	135,566	135,566
Subtotal—Currency Risk				989,859	989,859
Interest Rate Risk
Euro-Buxl	92	December-2025	(12,330,371)	(214,651)	(214,651)
Euro-Schatz	287	December-2025	(35,470,848)	(3,838)	(3,838)
Subtotal—Interest Rate Risk				(218,489)	(218,489)
Subtotal—Short Futures Contracts				(633,438)	(633,438)
Total Futures Contracts				$5,656,238	$5,656,238

(a)	Futures contracts collateralized by $50,854,827 cash held with Morgan Stanley & Co. LLC, the futures commission merchant.
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

5

Consolidated Statement of Assets and Liabilities
October 31, 2025

Invesco Managed Futures Strategy ETF (IMF)
Assets:
Affiliated investments in securities, at value	$238,925,058
Other investments:
Unrealized appreciation on LME futures contracts	1,757,336
Deposits with brokers:
Cash collateral-futures contracts	50,854,827
Receivable for:
Dividends	824,558
Expenses absorbed	35,014
Total assets	292,396,793
Liabilities:
Payable for:
LME futures contracts	303,734
Accrued unitary management fees	162,970
Total liabilities	466,704
Net Assets	$291,930,089
Net assets consist of:
Shares of beneficial interest	$298,142,338
Distributable earnings (loss)	(6,212,249)
Net Assets	$291,930,089
Shares outstanding (unlimited amount authorized, $0.01 par value)	6,600,001
Net asset value	$44.23
Market price	$44.18
Affiliated investments in securities, at cost	$238,925,058
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

6

Consolidated Statement of Operations
For the period ended October 31, 2025

Invesco Managed Futures Strategy ETF (IMF)(a)
Investment income:
Unaffiliated interest income	$825,126
Affiliated dividend income	6,131,799
Total investment income	6,956,925
Expenses:
Unitary management fees	1,119,782
Less: Waivers	(249,819)
Net expenses	869,963
Net investment income	6,086,962
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(430,976)
Foreign currencies	(96,048)
Futures contracts	(34,141,766)
Net realized gain (loss)	(34,668,790)
Change in net unrealized appreciation (depreciation) of:
Foreign currencies	(119,873)
Futures contracts	5,656,238
Change in net unrealized appreciation	5,536,365
Net realized and unrealized gain (loss)	(29,132,425)
Net increase (decrease) in net assets resulting from operations	$(23,045,463)

(a)	For the period March 17, 2025 (commencement of investment operations) through October 31, 2025.
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

7

Consolidated Statement of Changes in Net Assets
For the period ended October 31, 2025

Invesco Managed Futures Strategy ETF (IMF)
2025(a)
Operations:
Net investment income	$6,086,962
Net realized gain (loss)	(34,668,790)
Change in net unrealized appreciation	5,536,365
Net increase (decrease) in net assets resulting from operations	(23,045,463)
Shareholder Transactions:
Proceeds from shares sold	339,550,326
Value of shares repurchased	(24,574,774)
Net increase in net assets resulting from share transactions	314,975,552
Net increase in net assets	291,930,089
Net assets:
Beginning of period	-
End of period	$291,930,089
Changes in Shares Outstanding:
Shares sold	7,160,001
Shares repurchased	(560,000)
Shares outstanding, beginning of period	-
Shares outstanding, end of period	6,600,001

(a)	For the period March 17, 2025 (commencement of investment operations) through October 31, 2025.
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8

Consolidated Financial Highlights
Invesco Managed Futures Strategy ETF (IMF)
For the Period March 17, 2025(a) Through October 31, 2025
Per Share Operating Performance:
Net asset value at beginning of period	$50.00
Net investment income(b)	0.97
Net realized and unrealized gain (loss) on investments	(6.74)
Total from investment operations	(5.77)
Net asset value at end of period	$44.23
Market price at end of period(c)	$44.18
Net Asset Value Total Return(d)	(11.54)%(e)
Market Price Total Return(d)	(11.64)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$291,930
Ratio to average net assets of:
Expenses, after Waivers(f)	0.50%(g)
Expenses, prior to Waivers(f)	0.65%(g)
Net investment income	3.53%(g)

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)
The net asset value total return from Fund Inception (March 19, 2025, the first day of trading on the exchange) to October 31, 2025 was (12.33)%. The market price total return from Fund Inception to October 31, 2025 was (12.24)%.

(f)
In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying fund in which the Fund invests. Indirect expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying fund and are deducted from the value of the fund your Fund invests in. The effect of the underlying fund expenses that you bear indirectly is included in your
Fund’s total return.

(g)	Annualized.
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9

Notes to Consolidated Financial Statements
Invesco Actively Managed Exchange-Traded Fund Trust
October 31, 2025
NOTE 1—Organization
Invesco Actively Managed Exchange-Traded Fund Trust (the “Trust”) was organized as a Delaware statutory trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes Invesco Managed Futures Strategy ETF (IMF) (the "Fund") and the Invesco Managed Futures Strategy Cayman Ltd. (the "Subsidiary"), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands.
The Fund represents a separate series of the Trust. The shares of the Fund are referred to herein as "Shares" or "Fund’s Shares." The Fund’s Shares are listed and traded on the Cboe BZX Exchange, Inc.
The market price of a Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit”, as set forth in the Fund’s prospectus. Creation Units are issued and redeemed principally in exchange for the deposit or delivery of cash, though the Fund reserves the right to issue and redeem Creation Units in exchange for a basket of securities ("Deposit Securities"). Except when aggregated in Creation Units by authorized participants (“APs”), Shares are not individually redeemable securities of the Fund.
The investment objective of the Fund is to seek long term capital appreciation. The Fund’s investment in its Subsidiary is expected to provide the Fund with exposure to commodity-linked derivatives. The Fund may invest up to 25% of its total assets in the Subsidiary.
NOTE 2—Significant Accounting Policies
The following is a summary of the significant accounting policies followed by the Fund in preparation of its consolidated financial statements.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services—Investment Companies.
A.
Security Valuation - Securities, including restricted securities, are valued according to the following policies:
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter ("OTC") market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may

10

become not representative of market value in the Adviser’s judgment ("unreliable"). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.
The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

11

C.
Country Determination - For the purposes of presentation in the Consolidated Schedule of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Dividends and Distributions to Shareholders - The Fund declares and pays dividends from net investment income, if any, to its shareholders annually and records such dividends on the ex-dividend date. Generally, the Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP"). Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s consolidated financial statements as a tax return of capital at fiscal year-end.
E.
Federal Income Taxes - The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.
The Fund files U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.
Expenses - The Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser pays Invesco Advisers, Inc.’s (the "Affiliated Sub-Adviser" or "Invesco") fees and substantially all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust or the Adviser (an "Interested Trustee"), or (iii) any other matters that directly benefit the Adviser).
Expenses of the Trust that are excluded from the Fund’s unitary management fee and are directly identifiable to the Fund are applied to the Fund. Expenses of the Trust that are excluded from the Fund’s unitary management fee and are not readily identifiable to the Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Fund.
To the extent the Fund invests in other investment companies, the expenses shown in the accompanying consolidated financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.
G.
Accounting Estimates - The preparation of the consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. All inter-company accounts and transactions have been eliminated in consolidation. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.
H.
Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Also, under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust or the Adviser (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee

12

and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting — In November 2023, the FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”), with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole, thereby enabling better understanding of how an entity’s segments impact overall performance. The Fund represents a single operating segment. Subject to the oversight and, when applicable, approval of the Board of Trustees, the Adviser acts as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s consolidated financial statements. Adoption of the new standard impacted the Fund’s consolidated financial statement notes disclosures only and did not affect the Fund’s financial position or the results of its operations.
J.
Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Consolidated Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
K.
Futures Contracts - The Fund will enter into futures contracts to simulate full investment in securities or manage exposure to equity, interest rate, commodities, and market price movements and/or currency risks and provide exposure to markets and indexes.
A futures contract is an agreement between two parties ("Counterparties") to purchase or sell a specified underlying security, index, commodity or financial instrument for a specified price at a future date. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant broker. During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments can be received or made on commodity futures contracts that do not trade on the London Metals Exchange (the "LME"), depending upon whether unrealized gains or losses are incurred. These amounts, if any, are reflected as a receivable or payable on the Consolidated Statement of Assets and Liabilities. Otherwise, the variation margin excess or deficit can be netted with cash held at the futures commission merchant broker and reflected as Cash collateral-futures contracts on the Consolidated Statement of Assets and Liabilities. For LME contracts, subsequent variation margin payments are not made and the value of the contracts is presented as net unrealized appreciation (depreciation) on the Consolidated Statement of

13

Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations.
For settlement of LME commodity futures contracts, cash is not transferred until the settled futures contracts expire. Net realized gains or losses on LME contracts which have been closed out but for which the contract has not yet expired are reflected as a receivable or payable on the Consolidated Statement of Assets and Liabilities.
The primary risks associated with futures contracts are market risk, leverage risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and may be required to continue to maintain the margin deposits on the futures contracts until the position expired or matured. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for delivery of the underlying asset for settlement in cash based on the level of the underlying asset. As futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling." If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will depend on the difference in price of the near and distant contracts. In addition, futures contracts may be subject to contractual or other restrictions on resale and may lack readily available markets for resale. Futures have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures contracts, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
L.
Other Risks
AP Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to the Fund’s NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Cash Transaction Risk. Most exchange-traded funds ("ETFs") generally make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. However, unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally in-kind, due to the nature of the Fund’s investments. As such, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain on these sales and/or incur brokerage fees that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs may decrease the Fund’s NAV.
Commodity-Linked Derivatives Risk. Investments linked to the prices of commodities may be considered speculative. The Fund’s significant investment exposure to commodities may subject the Fund to greater volatility than investments in traditional securities. Therefore, the value of such instruments may be volatile and fluctuate widely based on a variety of macroeconomic factors or commodity-specific factors. At times, price fluctuations may be quick and significant and may not correlate to price movements in other asset classes, such as stocks, bonds and cash.
Commodity Pool Risk. The Subsidiary’s investments in futures contracts have caused it and the Fund to be deemed commodity pools, thereby subjecting the Subsidiary and the Fund to regulation under the Commodity Exchange Act and Commodity Futures Trading Commission ("CFTC") rules. The Adviser is registered as a commodity pool operator (“CPO”) and as a commodity trading advisor (“CTA”), and will manage both the Fund and the Subsidiary in accordance with CFTC rules, as well as the rules that apply to registered investment companies. Registration as a CPO or CTA subjects the Adviser to additional laws, regulations and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund or the Subsidiary. Registration as a commodity pool may have negative effects on the ability of the Fund or the Subsidiary to engage in its planned investment program. Additionally, the Subsidiary’s positions in futures contracts may have to be liquidated at disadvantageous times or prices to prevent the Fund from exceeding any applicable position limits established by the CFTC. Such actions may subject the Fund to substantial losses.

14

Futures Contracts Risk. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying reference asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash or must sell securities to meet those margin requirements; (vi) the possibility that a failure to close a position may result in the Fund receiving an illiquid asset; and (vii) unfavorable execution prices from rapid selling.
Interest Rate Risk. The Fund’s investments in U.S. Government securities and commercial paper will change in value in response to interest rate changes and other factors, such as the perception of an issuer’s creditworthiness. For example, the value of fixed-income securities generally decrease when interest rates rise, which may cause the Fund’s value to decrease. Also, investments in fixed-income securities with longer maturities fluctuate more in response to interest rate changes.
Leveraging Risk. The Fund’s use of futures contracts will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of the reference asset underlying an instrument, which means the Fund will have the potential for greater losses than if the Fund did not use instruments with a leveraging effect. Leveraging may cause the Fund’s net asset value to experience heightened volatility.
Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time, which may make it difficult for the Fund to sell them at an acceptable price, purchase a sufficient quantity at an acceptable price, or to accurately value them.
Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s portfolio holdings, the Affiliated Sub-Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these actions will produce the desired results.
Market Risk. Securities held by the Fund are subject to market fluctuations. You should anticipate that the value of the Shares will decline more or less, in correlation with any decline in value of the securities in the Fund’s portfolio. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV. Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Fund has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than can a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
Subsidiary Investment Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with its Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act; therefore the Fund will not receive all of the protections offered to investors in registered investment companies. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as intended, which may negatively affect the Fund and its shareholders.
Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company (“RIC”) and be subject to federal income tax at the Fund level. As a RIC, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code. The IRS has issued a number of private letter rulings to other RICs (upon which only the Fund that received the private letter ruling can rely), which indicate that income from the Fund’s investment in certain commodity-linked notes and a wholly owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. However, the portion of such rulings relating to the treatment of a corporation as a RIC that require a determination of whether a financial instrument or position is a security under section 2(a)(36) of the 1940 Act was revoked because of changes in the IRS’s position. (A financial instrument or position that constitutes a security under section 2(a)(36) of the 1940 Act generates qualifying income for a corporation taxed as a RIC.) Accordingly, the Fund may invest in certain commodity-linked notes: (a) directly, relying on an opinion of counsel confirming that income from such investments should be qualifying income because such commodity-linked notes constitute securities under section 2(a)(36) of the 1940 Act or (b) indirectly through the Subsidiary. Should the IRS issue further guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of the Subsidiary (which guidance might be applied to the Fund retroactively), it could limit the Fund’s ability to pursue its investment strategy and the Fund might not qualify as a RIC for one or more years. In this event, the Fund’s Board may authorize a significant change in investment strategy or other action. In lieu of potential disqualification, the Fund is

15

permitted to pay a tax for certain failures to satisfy the income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect. The Fund also may incur transaction and other costs to comply with any new or additional guidance from the IRS.
Valuation Risk. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. In certain circumstances, market quotations may not be readily available for some Fund securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuations in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a security is sold at a discount to its established value.
Valuation Time Risk. Because foreign exchanges may be open on days when a Fund does not price its Shares, the value of the non-U.S. securities in a Fund’s portfolio may change on days when you will not be able to purchase or sell your Shares. As a result, trading spreads and the resulting premium or discount on the Shares may widen, and, therefore, increase the difference between the market price of the Shares and the NAV of such Shares.
NOTE 3—Investment Advisory Agreement and Other Agreements
The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of the Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Fund’s investments, managing the Fund’s business affairs, providing certain clerical, bookkeeping and other administrative services, and oversight of the Affiliated Sub-Adviser.
Pursuant to the Investment Advisory Agreement, the Fund accrues daily and pays monthly to the Adviser an annual unitary management fee of 0.65% of the Fund’s average daily net assets. Out of the unitary management fee, the Adviser pays the Affiliated Sub-Adviser’s fees and substantially all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser).
The Adviser has entered into an Investment Sub-Advisory Agreement with the Affiliated Sub-Adviser. The sub-advisory fee for the Fund is paid by the Adviser to the Affiliated Sub-Adviser at 40% of the Adviser’s compensation of the sub-advised assets of the Fund.
Through at least August 31, 2027, the Adviser has contractually agreed to waive the management fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. There is no guarantee that the Adviser will extend the waiver of these fees past that date.
For the period March 17, 2025 (commencement of investment operations) through October 31, 2025, the Adviser waived fees of $249,819.
The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for the Fund. The Distributor does not maintain a secondary market in the Shares. The Fund is not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.
The Trust has entered into service agreements whereby BNY, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for the Fund.
NOTE 4—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

16

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
As of October 31, 2025, all of the securities in the Fund were valued based on Level 1 inputs (see the Consolidated Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
NOTE 5—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement ("ISDA Master Agreement") under which the Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2025:
Value
Derivative Assets	Commodity Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts—Exchange-Traded(a)	$4,316,955	$989,859	$3,417,752	$180,579	$8,905,145
Derivatives not subject to master netting agreements	(4,316,955)	(989,859)	(3,417,752)	(180,579)	(8,905,145)
Total Derivative Assets subject to master netting agreements	$-	$-	$-	$-	$-
Value
Derivative Liabilities	Commodity Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts—Exchange-Traded(a)	$(1,488,104)	$(819,351)	$(66,522)	$(874,930)	$(3,248,907)
Derivatives not subject to master netting agreements	1,488,104	819,351	66,522	874,930	3,248,907
Total Derivative Liabilities subject to master netting agreements	$-	$-	$-	$-	$-

(a)
Includes cumulative appreciation (depreciation) on futures contracts. Only current day’s variation margin receivable (payable) is reported within the
Consolidated Statement of Assets and Liabilities for non-LME futures contracts, if any.

Effect of Derivative Investments for the period March 17, 2025 (commencement of investment operations) through October 31, 2025
The table below summarizes the Fund’s gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
	Location of Gain on Consolidated Statement of Operations
	Commodity Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Futures contracts	$(19,754,426)	$(4,240,407)	$(1,642,219)	$(8,504,714)	$(34,141,766)
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	2,828,851	170,508	3,351,230	(694,351)	5,656,238
Total	$(16,925,575)	$(4,069,899)	$1,709,011	$(9,199,065)	$(28,485,528)
The table below summarizes the average notional value of derivatives held during the period.
Futures Contracts
Average notional value	$692,847,223

17

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Period March 17, 2025 (Commencement of Investment Operations) through October 31, 2025:
2025
Ordinary income	$-
Tax Components of Net Assets at Fiscal Year-End:
Undistributed ordinary income	$1,956,533
Net unrealized appreciation (depreciation) — investments	(4,451,290)
Net unrealized appreciation — other investments	5,656,238
Net unrealized appreciation (depreciation) — foreign currencies and foreign taxes	(119,873)
Capital loss carryforward	(9,253,857)
Shares of beneficial interest	298,142,338
Total net assets	$291,930,089
Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund has a capital loss carryforward as of October 31, 2025, as follows:
	No expiration
	Short-Term	Long-Term	Total
Managed Futures Strategy ETF	$2,683,685	$6,570,172	$9,253,857
NOTE 7—Investment Transactions
There were no securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) purchased or sold by the Fund during the period March 17, 2025 (commencement of investment operations) through October 31, 2025.
As of October 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Aggregate unrealized appreciation of investments	$8,905,145
Aggregate unrealized (depreciation) of investments	(7,700,197)
Net unrealized appreciation of investments	$1,204,948
Cost of investments for tax purposes is $243,376,348.
NOTE 8—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of foreign currency transactions and subsidiary differences, undistributed net investment income (loss) was decreased by $(4,130,429), undistributed net realized gain (loss) was increased by $20,963,643 and Shares of beneficial interest were decreased by $(16,833,214). These reclassifications had no effect on the net assets of the Fund.
NOTE 9—Trustees’ and Officer’s Fees
The Adviser, as a result of the Fund’s unitary management fee, pays remuneration to the Independent Trustees and an Officer of the Trust on behalf of the Fund. Interested Trustees do not receive any Trustees’ fees.
The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Fund.
NOTE 10—Capital
Shares are issued and redeemed by the Fund only in Creation Units as discussed in Note 1. Only APs are permitted to purchase or redeem Creation Units from the Fund.

18

To the extent that the Fund permits transactions in exchange for Deposit Securities, the Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an AP, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.
Certain transaction fees may be charged by the Fund for creations and redemptions, which are treated as increases in capital.
Transactions in the Fund’s Shares are disclosed in detail in the Consolidated Statement of Changes in Net Assets.

19

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Invesco Actively Managed Exchange-Traded Fund Trust and Shareholders of Invesco Managed Futures Strategy ETF
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Managed Futures Strategy ETF and its subsidiary (one of the funds constituting Invesco Actively Managed Exchange-Traded Fund Trust, referred to hereafter as the "Fund") as of October 31, 2025, and the related consolidated statements of operations and changes in net assets, including the related notes, and the consolidated financial highlights for the period March 17, 2025 (commencement of investment operations) through October 31, 2025, (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, and the results of its operations, changes in its net assets and the financial highlights for the period March 17, 2025 (commencement of investment operations) through October 31, 2025, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2025 by correspondence with the custodian, brokers and transfer agent. We believe that our audit provides a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Chicago, Illinois
December 23, 2025
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

20

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2025:
	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*
Invesco Managed Futures Strategy ETF	0%	0%	0%	0%	0%
* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

21

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
Remuneration paid to the Fund’s trustees or officers and others, if any, is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
Not applicable.

22

©2025 Invesco Capital Management LLC
3500 Lacey Road, Suite 700
Downers Grove, IL 60515
P-MF-NCSR
invesco.com/ETFs

Invesco Annual Financial Statements and Other Information
October 31, 2025
INTM	Invesco Intermediate Municipal ETF
IROC	Invesco Rochester® High Yield Municipal ETF

2

Invesco Intermediate Municipal ETF (INTM)
October 31, 2025
Schedule of Investments
	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-108.51%
Alabama-2.03%
Baldwin (County of), AL Industrial Development Authority, Series 2025, RB(a)(b)(c)	4.63%	06/01/2032	$250	$252,825
Southeast Energy Authority A Cooperative District (No. 1), Series 2021 A, RB(c)	4.00%	10/01/2028	230	235,317
Southeast Energy Authority, A Cooperative District (No. 2), Series 2024 A, RB	5.00%	11/01/2035	500	533,576
Southeast Energy Authority, A Cooperative District (No. 3), Series 2022 A-1, RB(c)	5.50%	12/01/2029	120	130,098
				1,151,816
Alaska-1.27%
Alaska Housing Finance Corp. (Veterans Mortgage), Series 2025, RB, (CEP - GNMA)	4.65%	12/01/2042	700	718,747
Arizona-1.67%
Glendale Industrial Development Authority (Midwestern University), Series 2025, RB(d)	5.00%	05/15/2043	500	534,450
Maricopa (County of), AZ Industrial Development Authority (Banner Health Obligated Group), Series 2016, Ref. RB	5.00%	01/01/2038	210	214,349
Phoenix (City of), AZ Industrial Development Authority (The) (Great Hearts Academies), Series 2016, Ref. RB	5.00%	07/01/2036	40	39,883
Phoenix Civic Improvement Corp. (Green Bonds), Series 2020, RB	5.00%	07/01/2040	150	159,742
				948,424
California-4.15%
California (State of) Community Choice Financing Authority (Green Bonds), Series 2023 C, RB(c)	5.25%	10/01/2031	250	268,230
California (State of) County Tobacco Securitization Agency (Los Angeles County Securitization Corp.), Series 2020 B-1, Ref. RB	5.00%	06/01/2049	35	35,012
California (State of) Pollution Control Financing Authority (Plant Bonds), Series 2012, RB(a)(b)	5.00%	07/01/2037	250	250,232
California (State of) Pollution Control Financing Authority (San Diego County Water Authority), Series 2019, Ref. RB(a)	5.00%	11/21/2045	250	253,327
California (State of) School Finance Authority (Alliance for College-Ready Public Schools), Series 2016, Ref. RB(a)	5.00%	07/01/2036	250	250,212
California (State of) School Finance Authority (KIPP LA), Series 2017 A, RB(a)	5.00%	07/01/2037	150	152,525
California Municipal Finance Authority, Series 2025 A-1, RB	4.33%	11/20/2040	1,000	1,008,166
Silicon Valley Tobacco Securitization Authority (Santa Clara), Series 2007 A, RB(e)	0.00%	06/01/2036	250	139,029
				2,356,733
Colorado-5.55%
Colorado (City of), CO Springs Co., Series 2025 A, RB	5.00%	11/15/2036	150	176,416
Colorado Educational & Cultural Facilities Authority, Series 2008 A-12, VRD RB(f)	3.90%	11/05/2025	1,025	1,025,000
Colorado Health Facilities Authority (Commonspirit Health), Series 2019 A, Ref. RB	4.00%	08/01/2039	750	743,417
Denver City & County School District No. 1, Series 2017, GO Bonds	5.00%	12/01/2038	160	162,346
Park Creek Metropolitan District, Series 2025, Ref. RB, (INS - AGI)(g)	5.00%	12/01/2041	750	803,259
Raindance Metropolitan District No. 2, Series 2024, Ref. GO Bonds, (INS - BAM)(g)	5.00%	12/01/2039	225	240,976
				3,151,414
Delaware-1.78%
Delaware State Economic Development Authority (NRG Energy), Series 2020 B, Ref. RB(c)	4.00%	10/01/2035	1,000	1,009,164
District of Columbia-2.87%
District of Columbia Tobacco Settlement Financing Corp., Series 2001, RB	6.75%	05/15/2040	1,000	1,031,361
District of Columbia Water & Sewer Authority, Series 2025 C-1, VRD RB(f)	3.95%	11/05/2025	600	600,000
				1,631,361
Florida-8.88%
Bellalago Educational Facilities Benefit District, Series 2014, Ref. RB	4.50%	05/01/2033	125	125,085
Charlotte (County of), FL Industrial Development Authority (Town & Country Utilities), Series 2025, RB(b)	5.13%	10/01/2035	150	154,905
City Of South Miami Health Facilities Authority, Inc., Series 2025, RB	5.00%	08/15/2035	150	171,544
Delray Beach (City of), FL, Series 2025, RB	5.00%	10/01/2039	200	227,080
East Central Regional Wastewater Treatment Facilities Operation Board, Series 2017, Ref. RB	5.00%	10/01/2036	100	103,491
Florida Municipal Power Agency, Series 2025, Ref. RB	5.00%	10/01/2035	150	170,101
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

3

Invesco Intermediate Municipal ETF (INTM)—(continued)
October 31, 2025
	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida-(continued)
Gainesville (City of), FL, Series 2012 B, Ref. VRD RB(f)	3.90%	11/05/2025	$965	$965,000
Highlands County Health Facilities Authority, Series 2025, VRD RB(f)	3.90%	11/05/2025	1,330	1,330,000
Hillsborough (County of), FL Industrial Development Authority (Baycare Health System), Series 2020 D, Ref. VRD RB, (LOC - TD Bank N.A.)(f)(h)	3.96%	11/05/2025	540	540,000
Miami-Dade (County of), FL Expressway Authority, Series 2010 A, RB	5.00%	07/01/2040	120	120,511
Okaloosa (County of), FL (Air Force Enlisted Village), Series 2025, RB(a)	4.38%	05/15/2035	500	504,052
Palm Beach (County of), FL Health Facilities Authority (ACTS Retirement-Life Communities, Inc.), Series 2016, Ref. RB	5.00%	11/15/2032	200	202,566
Peace River Manasota Regional Water Supply Authority, Series 2025 A, RB	5.00%	10/01/2035	150	175,309
Port Orange (City of), FL, Series 2025, Ref. RB	5.00%	10/01/2038	225	253,351
				5,042,995
Georgia-2.65%
Atlanta (City of), GA, Series 2015, Ref. RB	5.00%	11/01/2040	250	250,297
Development Authority of Appling County, Series 2013, Ref. VRD RB(f)	3.58%	11/12/2025	1,000	1,000,000
Savannah Georgia Convention Center Authority, Series 2025, RB, (INS - AGI)(g)	5.00%	06/01/2037	225	252,526
				1,502,823
Guam-0.60%
Guam (Territory of) Waterworks Authority, Series 2025 A, RB	5.00%	07/01/2035	300	338,874
Idaho-3.02%
Idaho (State of) Health Facilities Authority (St. Luke’s Health System), Series 2018 C, VRD Ref. RB, (LOC - U.S. Bank N.A.)(f)(h)	3.90%	11/05/2025	1,000	1,000,000
Idaho (State of) Housing & Finance Association, Series 2015, RB(a)	5.00%	12/01/2036	245	245,067
Idaho (State of) Housing & Finance Association, Series 2022 A, RB(a)	4.00%	05/01/2032	135	128,535
Idaho (State of) Housing & Finance Association, Series 2025 C, RB, (CEP - GNMA)	6.25%	01/01/2056	300	340,619
				1,714,221
Illinois-7.13%
Chicago (City of), IL (O’Hare International Airport), Series 2016 B, Ref. RB	5.00%	01/01/2041	350	350,305
Chicago (City of), IL (O’Hare International Airport), Series 2016 C, Ref. RB	5.00%	01/01/2037	150	150,311
Chicago (City of), IL (O’Hare International Airport), Series 2017 D, RB	5.25%	01/01/2042	1,000	1,014,277
Chicago (City of), IL Midway International Airport, Series 2025 B, Ref. RB	5.00%	01/01/2041	750	821,984
Illinois (County of), IL School District No. 102 (La Grange), Series 2025, GO Bonds, (INS - BAM)(g)	5.00%	12/15/2040	385	421,363
Illinois (County of), IL School District No. 102 (La Grange), Series 2025, GO Bonds, (INS - BAM)(g)	5.00%	12/15/2041	365	395,201
Illinois (State of), Series 2016, GO Bonds	4.00%	06/01/2035	300	300,432
Illinois (State of), Series 2020, GO Bonds	5.50%	05/01/2039	150	160,704
Illinois (State of) Toll Highway Authority, Series 2014 C, RB	5.00%	01/01/2038	200	200,233
Illinois (State of) Toll Highway Authority, Series 2016 B, RB	5.00%	01/01/2041	230	231,234
				4,046,044
Indiana-0.68%
Kokomo (City of), IN (Silver Birch at KOKOMO), Series 2017, RB	5.75%	01/01/2034	150	144,328
Kokomo (City of), IN (Silver Birch at KOKOMO), Series 2017, RB	5.88%	01/01/2037	250	242,826
				387,154
Iowa-1.61%
Iowa (State of) Finance Authority (Alcoa, Inc.), Series 2012, RB	4.75%	08/01/2042	915	915,005
Kentucky-1.84%
Kentucky Public Energy Authority, Series 2025 B, RB	5.00%	12/01/2033	1,000	1,043,846
Louisiana-3.40%
New Orleans Aviation Board, Series 2024 B, Ref. RB(b)	5.25%	01/01/2041	1,500	1,625,939
St. James (Parish of), LA, Series 2011, RB(c)	3.70%	06/01/2030	300	303,105
				1,929,044
Maine-0.27%
Finance Authority of Maine (Casella Waste Systems, Inc.), Series 2015, RB(a)(b)	5.00%	08/01/2035	150	155,081
Michigan-1.89%
Great Lakes Water Authority, Series 2016, Ref .RB, (INS - BAM)(g)	5.00%	07/01/2036	100	101,345
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

4

Invesco Intermediate Municipal ETF (INTM)—(continued)
October 31, 2025
	Interest Rate	Maturity Date	Principal Amount (000)	Value
Michigan-(continued)
Lansing School District, Series 2016 I, GO Bonds	5.00%	05/01/2037	$75	$75,299
Wayne County Airport Authority (Detroit Metropolitan), Series 2025, Ref. RB	5.00%	12/01/2043	825	895,893
				1,072,537
Minnesota-1.34%
Hennepin (County of), MN, Series 2017 C, GO Bonds	5.00%	12/01/2037	125	127,032
St. Cloud (City of), MN (CentraCare Health System), Series 2016 A, Ref. RB	5.00%	05/01/2046	630	631,094
				758,126
Missouri-0.46%
Kansas City Industrial Development Authority, Series 2019, RB(b)	5.00%	03/01/2034	250	261,486
Nevada-1.36%
Sparks Tourism Improvement District No. 1, Series 2025, RB(d)	3.88%	06/15/2028	775	774,768
New Hampshire-0.26%
New Hampshire (State of) Business Finance Authority, Series 2025, RB	4.22%	11/20/2042	150	147,337
New Jersey-8.10%
New Jersey (State of) Housing & Mortgage Finance Agency (Social Bonds), Series 2024 K, RB	6.00%	10/01/2055	1,000	1,077,645
New Jersey (State of) Transportation Trust Fund Authority, Series 2023 AA, Ref. RB	5.00%	06/15/2039	315	347,251
New Jersey Economic Development Authority, Series 2025, RB(d)	5.00%	11/01/2035	500	536,045
New Jersey Transportation Trust Fund Authority, Series 2025 AA, RB	5.00%	06/15/2039	1,000	1,130,782
Newark (City of), NJ, Series 2016, GO Bonds	4.50%	03/15/2036	1,275	1,278,595
South Jersey Port Corp., Series 2017 B, RB(b)	5.00%	01/01/2037	225	231,247
				4,601,565
New York-11.54%
Build NYC Resource Corp. (East Harlem Scholars Academy Charter School) (Social Bonds), Series 2022, RB(a)	5.00%	06/01/2032	250	258,414
Build NYC Resource Corp. (Urban Resource Insititute ), Series 2025, RB	4.13%	12/01/2035	715	745,690
Hempstead Town Local Development Corp. (Molloy College), Series 2017, Ref. RB	5.00%	07/01/2038	150	152,286
Monroe County Industrial Development Corp. (Rochester General Hospital (The)), Series 2013 A, Ref. RB	5.00%	12/01/2037	1,000	1,001,426
New York (City of), NY, Subseries 2025 G-1, GO Bonds	5.00%	02/01/2040	250	278,411
New York (City of), NY Municipal Water Finance Authority, Series 2013, VRD RB(f)	3.90%	11/05/2025	1,075	1,075,000
New York (City of), NY Transitional Finance Authority, Subseries 2022 D-1, RB	5.25%	11/01/2041	245	268,657
New York (State of) Dormitory Authority (Rosewell Park Cancer Insititute), Series 2025, RB, (INS - AGI)(g)	5.00%	07/01/2036	225	255,053
New York Liberty Development Corp. (Goldman Sachs Headquarters), Series 2005, Ref. RB	5.25%	10/01/2035	150	175,417
New York Transportation Development Corp. (American Airlines, Inc. John F. Kennedy International Airport), Series 2020, Ref. RB(b)	5.25%	08/01/2031	750	784,821
New York Transportation Development Corp. (Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment), Series 2020, RB(b)	5.00%	10/01/2035	125	130,822
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment), Series 2016 A, RB(b)	5.00%	07/01/2041	250	250,017
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment), Series 2016 A, RB(b)	5.00%	07/01/2046	500	498,605
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment), Series 2016, RB, (INS - AGI)(b)(g)	4.00%	07/01/2037	120	119,442
New York Transportation Development Corp. (Terminal 4 JFK International Airport), Series 2022, RB(b)	5.00%	12/01/2029	150	159,910
Westchester Tobacco Asset Securitization Corp., Series 2016 B, Ref. RB	5.00%	06/01/2041	400	400,584
				6,554,555
North Carolina-3.05%
Charlotte-Mecklenburg Hospital Authority (The) (Atrium Health), Series 2018 G, VRD RB(f)	3.90%	11/05/2025	500	500,000
Charlotte-Mecklenburg Hospital Authority (The) (Atrium Health), Series 2021, Ref. VRD RB, (LOC - Royal Bank Of Canada)(f)(h)	3.85%	11/05/2025	700	700,000
North Carolina Medical Care Commission, Series 2025, Ref. RB	5.00%	10/01/2034	500	532,805
				1,732,805
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5

Invesco Intermediate Municipal ETF (INTM)—(continued)
October 31, 2025
	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio-4.58%
American Municipal Power, Inc. (Combined Hydroelectric), Series 2016 A, Ref. RB(i)	5.00%	02/15/2026	$300	$301,802
American Municipal Power, Inc. (Combined Hydroelectric), Series 2025, Ref. RB(d)	5.00%	02/15/2041	600	658,274
Franklin (County of), OH, Series 2015, RB	5.00%	05/15/2040	150	150,167
Hamilton (County of), OH (Life Enriching Communities), Series 2023, RB	5.25%	01/01/2038	225	237,369
Hamilton (County of), OH (TriHealth, Inc. Obligated), Series 2021, Ref. VRD RB(f)	4.00%	11/05/2025	1,000	1,000,000
Hilliard School District, Series 2025 B, GO Bonds	5.00%	12/01/2039	225	254,806
				2,602,418
Oklahoma-0.45%
Tulsa Municipal Airport Trust Trustees 9American Airlines, Inc.), Series 2025, Ref. RB(b)	6.25%	12/01/2040	230	258,150
Oregon-0.92%
Oregon (State of), Series 2020 J, Ref. VRD GO Bonds(f)	3.85%	11/05/2025	525	525,000
Pennsylvania-1.65%
Allegheny (County of), PA Higher Education Building Authority (Carnegie Mellon University), Series 2008, VRD Ref. RB(f)	3.75%	11/05/2025	400	400,000
Philadelphia (City of), PA Housing Authority (PHADC Acquition Program), Series 2025, RB	5.00%	03/01/2036	225	248,891
School District of Philadelphia (The), Series 2018 A, GO Bonds	5.00%	09/01/2036	275	287,390
				936,281
Puerto Rico-0.56%
Puerto Rico (Commonwealth of), Series 2021 A-1, GO Bonds	4.00%	07/01/2041	344	316,059
Rhode Island-0.14%
Tobacco Settlement Financing Corp., Series 2015 A, Ref. RB	5.00%	06/01/2040	80	80,006
South Carolina-2.26%
South Carolina (State of) Public Service Authority, Series 2016 A, Ref. RB	5.00%	12/01/2038	280	282,208
South Carolina Jobs-Economic Development Authority (Rolling Green Village), Series 2025, RB(d)	4.25%	12/01/2031	1,000	1,000,351
				1,282,559
Tennessee-0.88%
Knoxville Industrial Development Board, Series 2025, RB(a)	4.25%	11/01/2030	500	497,223
Texas-12.32%
Arlington Higher Education Finance Corp. (Basis Texas Charter Schools, Inc.), Series 2025, Ref. RB(a)	5.00%	06/15/2035	150	157,965
Austin (City of), TX, Series 2017 A, RB	5.00%	11/15/2041	750	756,662
Austin (City of), TX, Series 2025, Ref. GO Bonds	5.00%	09/01/2039	750	851,466
Bexar County Health Facilities Development Corp., Series 2016, Ref. RB	4.00%	07/15/2036	145	134,295
Dallas Fort Worth International Airport, Series 2025 A-1, RB(b)	5.25%	11/01/2039	250	278,807
Forney Independent School District, Series 2025, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	08/15/2035	150	174,134
Houston (City of), TX, Series 2024 B, RB(b)	5.50%	07/15/2036	225	247,520
Houston (City of), TX, Series 2025 A, RB(b)	5.25%	07/01/2036	175	199,067
Leander (City of), TX, Series 2025, GO Bonds	5.00%	08/15/2038	500	570,473
Mission Economic Development Corp. (Natgasoline), Series 2018, Ref. RB(a)(b)	4.63%	10/01/2031	125	125,448
Montgomery County Municipal Utility District No. 95, Series 2017, GO Bonds, (INS - AGI)(g)	3.63%	09/01/2037	380	367,741
New Hope Cultural Education Facilities Finance Corp. (Brazos Prebyterian Homes), Series 2025, Ref. RB(d)	5.25%	01/01/2036	750	819,565
New Hope Cultural Education Facilities Finance Corp. (Brazos Prebyterian Homes), Series 2025, Ref. RB(d)	5.25%	01/01/2040	250	262,574
New Hope Cultural Education Facilities Finance Corp. (Children Health System), Series 2025, RB	5.00%	08/15/2037	225	255,056
North Texas Tollway Authority, Series 2017 A, Ref. RB	5.00%	01/01/2037	225	229,620
Sherman Independent School District, Series 2025, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2036	150	173,597
Tarrant County Cultural Education Facilities Finance Corp., Series 2015, Ref. RB	5.00%	11/15/2040	500	500,057
Texas (State of), Series 2022, VRD GO Bonds, (LOC - Sumitomo Mitsui Banking)(f)(h)	3.25%	11/12/2025	500	500,000
Willow Creek Farms Municipal Utility District, Series 2025, GO Bonds, (INS - BAM)(g)	6.50%	03/01/2031	125	145,248
Willow Creek Farms Municipal Utility District, Series 2025, GO Bonds, (INS - BAM)(g)	6.50%	03/01/2032	210	248,835
				6,998,130
Virginia-0.26%
University of Virginia, Series 2015 A-2, RB	5.00%	04/01/2045	150	149,988
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6

Invesco Intermediate Municipal ETF (INTM)—(continued)
October 31, 2025
	Interest Rate	Maturity Date	Principal Amount (000)	Value
Washington-4.31%
Seattle (Port of), WA, Series 2017 C, RB(b)	5.25%	05/01/2042	$1,000	$1,010,005
Washington (State of) Housing Finance Commission (Transforming Age), Series 2019 A, RB(a)	5.00%	01/01/2039	150	151,262
Washington Health Care Facilities Authority (Commonspirit Health), Series 2025 A, Ref. RB	5.00%	09/01/2040	1,000	1,094,578
Washington State Housing Finance Commission, Series 2025-1, RB	4.08%	11/20/2041	200	192,343
				2,448,188
Wisconsin-2.78%
University of Wisconsin Hospitals & Clinics, Series 2018 B, Ref. VRD RB(f)	3.90%	11/05/2025	1,000	1,000,000
Washington (City of), WI, Series 2025, GO Bonds, (INS - BAM)(g)	5.00%	03/01/2037	225	254,101
Wisconsin (State of) Health & Educational Facilities Authority (Ascension Health Credit Group), Series 2016, Ref. RB	5.00%	11/15/2035	150	151,127
Wisconsin (State of) Health & Educational Facilities Authority (Mercy Alliance), Series 2012, RB	5.00%	06/01/2039	175	175,275
				1,580,503
TOTAL INVESTMENTS IN SECURITIES(j)-108.51% (Cost $61,053,849)				61,620,430
OTHER ASSETS LESS LIABILITIES-(8.51%)				(4,831,603)
NET ASSETS-100.00%				$56,788,827

Investment Abbreviations:
AGI	-Assured Guaranty, Inc.
BAM	-Build America Mutual Assurance Co.
CEP	-Credit Enhancement Provider
GNMA	-Government National Mortgage Association
GO	-General Obligation
INS	-Insurer
LOC	-Letter of Credit
RB	-Revenue Bonds
Ref.	-Refunding
VRD	-Variable Rate Demand

Notes to Schedule of Investments:
(a)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at
October 31, 2025 was $3,382,168, which represented 5.96% of the Fund’s Net Assets.

(b)	Security subject to the alternative minimum tax.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)	All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end.
(e)	Denotes a zero coupon security issued at a substantial discount from its value at maturity.
(f)
Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on October 31, 2025.

(g)	Principal and/or interest payments are secured by the bond insurance company listed.
(h)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(i)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(j)
Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. No concentration of any single entity was greater than 5% each.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7

Invesco Rochester® High Yield Municipal ETF (IROC)
October 31, 2025
Schedule of Investments
	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-97.18%
Alabama-5.06%
Black Belt Energy Gas District (Gas), Series 2025 B, RB	5.00%	10/01/2035	$1,000	$1,042,180
Lower Alabama Gas District (The), Series 2016 A, RB	5.00%	09/01/2046	1,500	1,623,689
Mobile (County of), AL Industrial Development Authority (AM/NS Calvert LLC), Series 2024, RB(a)	5.00%	06/01/2054	1,000	972,182
				3,638,051
Arizona-3.48%
Arizona Industrial Development Authority, Series 2025, RB(b)(c)	4.88%	07/01/2035	500	502,018
Pima (County of), AZ Industrial Development Authority (American Leadership Academy) (The), Series 2022, Ref. RB(b)	4.00%	06/15/2031	500	497,917
Sierra (City of), AZ Vista Industrial Development Authority (Wake Preparatory Academy), Series 2025, RB	6.25%	06/15/2050	500	502,709
Tempe Industrial Development Authority (Friendship Village), Series 2025, RB	5.38%	12/01/2046	1,000	1,003,865
				2,506,509
Arkansas-0.71%
Arkansas (State of) Development Finance Authority (U.S. Steel Corp.) (Green Bonds), Series 2023, RB(a)	5.70%	05/01/2053	500	510,696
California-3.42%
California (State of) Infrastructure & Economic Development Bank (Brightline West Passenger Rail) (Green Bonds), Series 2025 B, Ref. RB(a)(b)(c)	9.50%	01/01/2035	500	400,000
California (State of) Municipal Finance Authority (California Baptist University), Series 2025, Ref. RB(b)	5.63%	11/01/2054	500	510,374
California (State of) Pollution Control Financing Authority (Poseidon Resources L.P.), Series 2023, RB(a)(b)	5.00%	07/01/2038	500	534,888
California (State of) Public Finance Authority (California University of Science and Medicine), Series 2019 A, RB(b)	6.25%	07/01/2054	500	515,437
California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center), Series 2014, RB	5.25%	12/01/2034	500	500,353
				2,461,052
Colorado-0.70%
Centerra Metropolitan District No. 1 (In the City of Loveland), Series 2017, RB(b)	5.00%	12/01/2037	500	500,162
Delaware-1.41%
Delaware State Economic Development Authority (NRG Energy), Series 2020 A, Ref. RB(c)	4.00%	10/01/2035	1,000	1,010,807
District of Columbia-1.89%
District of Columbia (Provident Group - Howard Properties LLC), Series 2013, RB	5.00%	10/01/2045	350	329,689
District of Columbia Tobacco Settlement Financing Corp., Series 2001, RB	6.75%	05/15/2040	1,000	1,031,361
				1,361,050
Florida-6.27%
Capital Projects Finance Authority (Millenia Orlando), Series 2025 A, RB(b)	6.75%	01/01/2045	500	502,552
Capital Trust Authority (St.Johns Classical Academy, Inc.), Series 2025, Ref. RB(b)	5.13%	06/15/2050	250	229,282
Charlotte (County of), FL Industrial Development Authority (Town & Country Utilities), Series 2025, RB(a)	6.13%	10/01/2055	500	520,754
Florida Development Finance Corp. (Brightline Florida Passenger Rail Expansion), Series 2024, Ref. RB(a)(b)(c)	12.00%	07/15/2028	250	117,500
Florida Development Finance Corp. (Brightline Florida Passenger Rail Expansion), Series 2024, Ref. RB(a)	5.50%	07/01/2053	500	417,500
Lee (County of), FL Industrial Development Authority (Shell Point Obligated Group), Series 2024 B-3, RB	4.13%	11/15/2029	200	201,058
Miami Beach (City of), FL, Series 2017, Ref. RB	5.00%	09/01/2047	500	503,775
Okaloosa (County of), FL (Air Force Enlisted Village), Series 2025, RB(b)	5.50%	05/15/2045	1,000	1,016,452
Village Community Development District No. 16, Series 2025, RB(d)	4.88%	05/01/2045	1,000	1,000,578
				4,509,451
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8

Invesco Rochester® High Yield Municipal ETF (IROC)—(continued)
October 31, 2025
	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois-2.43%
Chicago (City of), IL Board of Education, Series 2012 B, Ref. GO Bonds	5.00%	12/01/2033	$500	$499,978
Chicago (City of), IL Board of Education, Series 2015 C, GO Bonds	5.25%	12/01/2035	1,000	999,990
Marion (City of), IL (Star Bond District Project Area No. 1), Series 2025, RB	6.38%	06/01/2045	250	250,061
				1,750,029
Indiana-1.06%
Indiana (State of) Finance Authority (U.S. Steel Corp.), Series 2021 A, Ref. RB	4.13%	12/01/2026	500	499,742
Whiting (City of), IN (BP Products North America, Inc.), Series 2015, RB(a)(c)	4.40%	06/10/2031	250	264,480
				764,222
Iowa-2.15%
Iowa (State of) Finance Authority (Alcoa, Inc.), Series 2012, RB	4.75%	08/01/2042	1,000	1,000,005
Iowa (State of) Finance Authority (Iowa Fertilizer Co.), Series 2022, Ref. RB(c)(e)	4.00%	12/01/2032	500	544,169
				1,544,174
Kansas-0.70%
Garden (City of), KS, Series 2025, RB(b)	5.38%	06/01/2039	500	505,171
Kentucky-0.70%
Kentucky (Commonwealth of) Economic Development Finance Authority (Next Generation Kentucky Information Highway), Series 2015 A, RB	4.25%	07/01/2035	500	500,119
Maryland-2.45%
Maryland Economic Development Corp. (Purple Line) (Green Bonds), Series 2022 A, RB(a)	5.00%	11/12/2028	500	503,751
Maryland Economic Development Corp. (Purple Line) (Green Bonds), Series 2022 B, RB(a)	5.25%	06/30/2047	750	753,862
Rockville (City of), MD (Ingleside at King Farm), Series 2017 A-1, Ref. RB	5.00%	11/01/2037	500	501,897
				1,759,510
Massachusetts-0.70%
Massachusetts (Commonwealth of) Development Finance Agency (Lasell Village, Inc.), Series 2025, RB	5.25%	07/01/2055	500	503,045
Michigan-0.69%
Michigan (State of) Strategic Fund (Green Bonds), Series 2021, RB(a)(c)	4.00%	10/01/2026	500	499,713
Missouri-0.30%
Missouri (State of) Health & Educational Facilities Authority (Missouri Baptist University), Series 2025, Ref. RB(b)	5.00%	10/01/2035	215	216,884
New Jersey-1.86%
New Jersey Economic Development Authority, Series 2025, RB(d)	5.13%	11/01/2055	900	881,375
Tobacco Settlement Financing Corp., Series 2018 B, Ref. RB	5.00%	06/01/2046	470	458,305
				1,339,680
New Mexico-6.95%
New Mexico (State of) Hospital Equipment Loan Council (Presbyterian Healthcare), Series 2008, VRD Ref. RB(f)	3.90%	08/01/2034	5,000	5,000,000
New York-30.37%
Build NYC Resource Corp. (Brooklyn Navy Yard), Series 2019, Ref. RB, (LOC - Santander Bank N.A.)(a)(b)(g)	5.25%	12/31/2033	250	252,739
Build NYC Resource Corp. (East Harlem Scholars Academy Charter School) (Social Bonds), Series 2025, RB(b)	5.13%	10/15/2045	1,000	987,709
New York (City of), NY Transitional Finance Authority, Series 2018 A-4, VRD RB(f)	3.90%	08/01/2045	10,000	10,000,000
New York (City of), NY Transitional Finance Authority, Series 2024, VRD RB(f)	4.00%	05/01/2047	1,500	1,500,000
New York (City of), NY Transitional Finance Authority, Subseries 2012 A-4, VRD RB(f)	3.90%	08/01/2039	5,000	5,000,000
New York Transportation Development Corp. (American Airlines, Inc. John F. Kennedy International Airport), Series 2021, Ref. RB(a)	3.00%	08/01/2031	500	473,455
New York Transportation Development Corp. (John F. Kennedy International Airport New Terminal One) (Green Bonds), Series 2023, RB(a)	6.00%	06/30/2054	500	522,049
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment), Series 2023, RB(a)	6.00%	04/01/2035	1,000	1,104,463
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9

Invesco Rochester® High Yield Municipal ETF (IROC)—(continued)
October 31, 2025
	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York Transportation Development Corp. (Terminal 4 JFK International Airport) (Green Bonds), Series 2024, Ref. RB(a)	5.50%	12/31/2060	$1,000	$1,022,190
Ulster County Capital Resource Corp., Series 2025, RB(b)(d)	5.88%	09/15/2059	1,000	990,267
				21,852,872
North Dakota-0.57%
Ward (County of), ND (Trinity Obligated Group), Series 2017 C, RB	5.00%	06/01/2034	410	412,972
Ohio-2.89%
Cleveland-Cuyahoga County Port Authority (Pinecrest Public Improvement), Series 2017, RB(b)	7.00%	11/15/2048	1,000	1,040,336
Dayton-Montgomery County Port Authority (Liberty Assisted Living Springfield), Series 2025, RB(b)	6.63%	01/01/2045	500	520,617
Ohio (State of) Housing Finance Agency (Haven’s Edge Apartments), Series 2025, RB(b)	5.70%	08/01/2043	500	517,964
				2,078,917
Oregon-1.07%
Portland (Port of), OR (Green Bonds), Twenty Ninth Series 2023, RB(a)	5.25%	07/01/2039	700	771,209
Pennsylvania-2.12%
Allentown (City of), PA Neighborhood Improvement Zone Development Authority, Series 2022, Ref. RB	5.00%	05/01/2033	525	570,080
Montgomery (County of), PA Industrial Development Authority (Constellation Energy Generation, LLC), Series 2023 B, Ref. RB	4.10%	06/01/2029	400	413,681
Pennsylvania (Commonwealth of) Economic Development Financing Authority (Penndot Major Bridges (The)), Series 2022, RB(a)	5.50%	06/30/2038	500	540,161
				1,523,922
Puerto Rico-1.40%
Puerto Rico (Commonwealth of), Series 2021 A-1, GO Bonds	4.00%	07/01/2033	500	494,649
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority, Series 2022 A, Ref. RB(b)	5.00%	07/01/2028	500	512,262
				1,006,911
Rhode Island-1.38%
Tobacco Settlement Financing Corp., Series 2015 B, Ref. RB	5.00%	06/01/2050	1,000	990,581
South Carolina-1.45%
Patriots Energy Group Financing Agency, Series 2023 A-1, RB(c)	5.25%	08/01/2031	500	545,718
South Carolina Jobs-Economic Development Authority (Rolling Green Village), Series 2025, RB(d)	5.80%	12/01/2050	500	500,587
				1,046,305
Texas-2.96%
Arlington Higher Education Finance Corp. (Newman International Academy), Series 2021, RB	5.00%	08/15/2051	150	106,330
Houston (City of), TX (United Airlines, Inc.), Series 2021 B-1, RB(a)	4.00%	07/15/2041	500	459,324
Houston (City of), TX (United Airlines, Inc.), Series 2024 B, RB(a)	5.50%	07/15/2038	500	543,281
Mission Economic Development Corp. (Green Bonds), Series 2025, RB(a)(c)	5.00%	06/01/2030	250	260,234
Mission Economic Development Corp. (Natgasoline), Series 2018, Ref. RB(a)(b)	4.63%	10/01/2031	500	501,791
New Hope Cultural Education Facilities Finance Corp., Series 2025 A, RB	6.50%	10/01/2060	250	258,250
				2,129,210
Utah-1.03%
Black Desert Public Infrastructure District, Series 2021 A, GO Bonds(b)	3.25%	03/01/2031	500	478,210
Mida Cormont Public Infrastructure District, Series 2025 A-1, GO Bonds(b)	6.25%	06/01/2055	250	263,349
				741,559
Virgin Islands-0.36%
Virgin Islands (Government of) Public Finance Authority (Frenchman’s Reef Hotel Development), Series 2024 A, RB(b)	6.00%	04/01/2053	250	256,858
Virginia-2.10%
Norfolk (City of), VA Redevelopment & Housing Authority (Fort Norfolk Retirement Community, Inc. - Harbor’s Edge), Series 2019 A, RB	5.00%	01/01/2034	500	506,407
Virginia Beach Development Authority (Westminster-Canterbury on Chesapeake Bay), Series 2023 B-3, RB	5.38%	09/01/2029	1,000	1,007,770
				1,514,177
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10

Invesco Rochester® High Yield Municipal ETF (IROC)—(continued)
October 31, 2025
	Interest Rate	Maturity Date	Principal Amount (000)	Value
Washington-2.09%
Washington (State of) Convention Center Public Facilities District, Series 2018, RB	5.00%	07/01/2043	$500	$505,260
Washington (State of) Convention Center Public Facilities District, Series 2018, RB	5.00%	07/01/2048	500	500,785
Washington (State of) Health Care Facilities Authority (Providence Health & Services), Series 2012 A, RB	5.00%	10/01/2042	500	500,161
				1,506,206
West Virginia-0.37%
West Virginia (State of) Economic Development Authority (Core Natural Resources, Inc.), Series 2025, Ref. RB(a)(b)(c)	5.45%	03/27/2035	250	268,515
Wisconsin-4.09%
Public Finance Authority, Series 2025, RB(b)	6.75%	07/01/2045	1,000	1,005,340
Public Finance Authority, Series 2025, RB(a)	5.75%	12/31/2065	500	518,273
Public Finance Authority (KSU Bixby Real Estate Foundation LLC), Series 2025, RB	5.25%	06/15/2055	500	513,595
Public Finance Authority (Milo Farms Project), Series 2025, RB(b)(h)	0.00%	12/15/2039	750	262,431
Wisconsin (State of) Health & Educational Facilities Authority (Camillus Health System), Series 2019, Ref. RB	5.00%	11/01/2046	500	463,146
Wisconsin (State of) Public Finance Authority (Prime Healthcare Foundation, Inc.), Series 2018 A, RB	5.00%	12/01/2027	180	182,298
				2,945,083
TOTAL INVESTMENTS IN SECURITIES(i)-97.18% (Cost $69,241,038)				69,925,622
OTHER ASSETS LESS LIABILITIES-2.82%				2,029,339
NET ASSETS-100.00%				$71,954,961

Investment Abbreviations:
GO	-General Obligation
LOC	-Letter of Credit
RB	-Revenue Bonds
Ref.	-Refunding
VRD	-Variable Rate Demand

Notes to Schedule of Investments:
(a)	Security subject to the alternative minimum tax.
(b)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at
October 31, 2025 was $13,907,025, which represented 19.33% of the Fund’s Net Assets.

(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)	All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end.
(e)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(f)
Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on October 31, 2025.

(g)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(h)	Denotes a zero coupon security issued at a substantial discount from its value at maturity.
(i)
Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5% each.

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2025.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11

Invesco Rochester® High Yield Municipal ETF (IROC)—(continued)
October 31, 2025

	Value October 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$-	$31,229,046	$(31,229,046)	$-	$-	$-	$39,699
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12

Statements of Assets and Liabilities
October 31, 2025
	Invesco Intermediate Municipal ETF (INTM)	Invesco Rochester® High Yield Municipal ETF (IROC)
Assets:
Investments in securities, at value	$61,620,430	$69,925,622
Cash	112,181	3,641,480
Receivable for:
Dividends and interest	532,550	738,324
Fund shares sold	6,656	1,017,667
Total assets	62,271,817	75,323,093
Liabilities:
Payable for:
Investments purchased	5,470,963	3,368,132
Fund shares repurchased	750	-
Accrued unitary management fees	11,277	-
Total liabilities	5,482,990	3,368,132
Net Assets	$56,788,827	$71,954,961
Net assets consist of:
Shares of beneficial interest	$56,176,301	$71,547,817
Distributable earnings	612,526	407,144
Net Assets	$56,788,827	$71,954,961
Shares outstanding (unlimited amount authorized, $0.01 par value)	1,100,001	1,420,001
Net asset value	$51.63	$50.67
Market price	$51.63	$50.83
Investments in securities, at cost	$61,053,849	$69,241,038
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13

Statements of Operations
For the year ended October 31, 2025
	Invesco Intermediate Municipal ETF (INTM)(a)	Invesco Rochester® High Yield Municipal ETF (IROC)
Investment income:
Unaffiliated interest income	$224,307	$1,523,479
Affiliated dividend income	-	39,699
Total investment income	224,307	1,563,178
Expenses:
Unitary management fees	21,699	126,739
Less: Waivers	-	(48,298)
Net expenses	21,699	78,441
Net investment income	202,608	1,484,737
Realized and unrealized gain (loss) from:
Net realized gain (loss) from unaffiliated investments	19,809	(175,755)
Change in net unrealized appreciation (depreciation) on unaffiliated investment securities	566,581	(106,572)
Net realized and unrealized gain (loss)	586,390	(282,327)
Net increase in net assets resulting from operations	$788,998	$1,202,410

(a)	For the period July 21, 2025 (commencement of investment operations) through October 31, 2025.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Statements of Changes in Net Assets
For the years ended October 31, 2025 and 2024
	Invesco Intermediate Municipal ETF (INTM)	Invesco Rochester® High Yield Municipal ETF (IROC)
	2025(a)	2025	2024
Operations:
Net investment income	$202,608	$1,484,737	$1,266,784
Net realized gain (loss)	19,809	(175,755)	(6,245)
Change in net unrealized appreciation (depreciation)	566,581	(106,572)	2,177,246
Net increase in net assets resulting from operations	788,998	1,202,410	3,437,785
Distributions to Shareholders from:
Distributable earnings	(176,472)	(1,510,941)	(1,248,578)
Return of capital	-	(21,113)	-
Total distributions to shareholders	(176,472)	(1,532,054)	(1,248,578)
Shareholder Transactions:
Proceeds from shares sold	56,073,617	41,458,614	1,035,084
Value of shares repurchased	-	-	(1,028,426)
Transaction fees	102,684	103,647	-
Net increase in net assets resulting from share transactions	56,176,301	41,562,261	6,658
Net increase in net assets	56,788,827	41,232,617	2,195,865
Net assets:
Beginning of period	-	30,722,344	28,526,479
End of period	$56,788,827	$71,954,961	$30,722,344
Changes in Shares Outstanding:
Shares sold	1,100,001	820,000	20,000
Shares repurchased	-	-	(20,000)
Shares outstanding, beginning of period	-	600,001	600,001
Shares outstanding, end of period	1,100,001	1,420,001	600,001

(a)	For the period July 21, 2025 (commencement of investment operations) through October 31, 2025.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Financial Highlights
Invesco Intermediate Municipal ETF (INTM)
For the Period July 21, 2025(a) Through October 31, 2025
Per Share Operating Performance:
Net asset value at beginning of period	$50.00
Net investment income(b)	0.46
Net realized and unrealized gain on investments	1.23
Total from investment operations	1.69
Distributions to shareholders from:
Net investment income	(0.29)
Transaction fees(b)	0.23
Net asset value at end of period	$51.63
Market price at end of period(c)	$51.63
Net Asset Value Total Return(d)	3.85%(e)
Market Price Total Return(d)	3.85%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$56,789
Ratio to average net assets of:
Expenses	0.35%(f)
Net investment income	3.22%(f)
Portfolio turnover rate(g)	59%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)
The net asset value total return from Fund Inception (July 23, 2025, the first day of trading on the exchange) to October 31, 2025 was 3.81%. The market price total return from Fund Inception to October 31, 2025 was 3.81%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Financial Highlights—(continued)
Invesco Rochester® High Yield Municipal ETF (IROC)
	Years Ended October 31,		For the Period December 7, 2022(a) Through October 31, 2023
	2025	2024
Per Share Operating Performance:
Net asset value at beginning of period	$51.20	$47.54	$50.00
Net investment income(b)	2.30	2.11	1.72
Net realized and unrealized gain (loss) on investments	(0.65)	3.63	(2.48)
Total from investment operations	1.65	5.74	(0.76)
Distributions to shareholders from:
Net investment income	(2.31)	(2.08)	(1.70)
Return of capital	(0.03)	-	-
Total distributions	(2.34)	(2.08)	(1.70)
Transaction fees(b)	0.16	-	-
Net asset value at end of period	$50.67	$51.20	$47.54
Market price at end of period(c)	$50.83	$51.21	$47.53
Net Asset Value Total Return(d)	3.66%	12.18%	(1.61)%(e)
Market Price Total Return(d)	3.95%	12.23%	(1.63)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$71,955	$30,722	$28,526
Ratio to average net assets of:
Expenses, after Waivers	0.24%	0.39%	0.39%(f)
Expenses, prior to Waivers	0.39%	0.39%	0.39%(f)
Net investment income	4.57%	4.15%	3.82%(f)
Portfolio turnover rate(g)	52%	23%	87%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)
The net asset value total return from Fund Inception (December 9, 2022, the first day of trading on the exchange) to October 31, 2023 was (1.67)%. The market price total return from Fund Inception to October 31, 2023 was (2.08)%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Notes to Financial Statements
Invesco Actively Managed Exchange-Traded Fund Trust
October 31, 2025
NOTE 1—Organization
Invesco Actively Managed Exchange-Traded Fund Trust (the “Trust”) was organized as a Delaware statutory trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:
Full Name	Short Name
Invesco Intermediate Municipal ETF (INTM)	"Intermediate Municipal ETF"
Invesco Rochester® High Yield Municipal ETF (IROC)(a)	"Rochester® High Yield Municipal ETF"

(a)	Effective February 24, 2025, the Fund’s name changed from Invesco Municipal Strategic Income ETF to Invesco Rochester High Yield Municipal ETF.
Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on the Cboe BZX Exchange, Inc.
The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit”, as set forth in each Fund’s prospectus. Creation Units are issued and redeemed principally in exchange for the deposit or delivery of cash, though each Fund reserves the right to issue and redeem Creation Units in exchange for a basket of securities ("Deposit Securities"). Except when aggregated in Creation Units by authorized participants (“APs”), the Shares are not individually redeemable securities of the Funds.
The investment objective of each Fund is listed below.
Fund	Investment Objective
Intermediate Municipal ETF	To seek current income exempt from federal income tax.
Rochester® High Yield Municipal ETF	To seek current income exempt from federal income tax.
NOTE 2—Significant Accounting Policies
The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.
Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services—Investment Companies.
A.
Security Valuation - Securities, including restricted securities, are valued according to the following policies:
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

18

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become not representative of market value in the Adviser’s judgment ("unreliable"). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price a Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, a Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of

19

withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.
The Funds may periodically participate in litigation related to a Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of a Fund’s NAV and, accordingly, they reduce a Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.
C.
Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP"). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.
E.
Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.
The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.
Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser pays Invesco Advisers, Inc.’s (the "Affiliated Sub-Adviser" or "Invesco") fees and substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust or the Adviser (an "Interested Trustee"), or (iii) any other matters that directly benefit the Adviser).
Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.
To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

20

G.
Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.
Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an "interested person" (as defined in the 1940 Act) of the Trust or the Adviser (each, an "Independent Trustee") is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting — In November 2023, the FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”), with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole, thereby enabling better understanding of how an entity’s segments impact overall performance. Each Fund represents a single operating segment. Subject to the oversight and, when applicable, approval of the Board of Trustees, the Adviser acts as the Funds’ chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within each Fund. The CODM monitors the operating results as a whole, and each Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Funds’ financial statements. Adoption of the new standard impacted the Funds’ financial statement notes disclosures only and did not affect the Funds’ financial position or the results of its operations.
J.
Securities Purchased on a When-Issued and Delayed Delivery Basis - The Funds may purchase and sell interests in corporate and municipal fixed-income securities and other portfolio securities on a when issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to a Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value of the interests or securities at delivery may be more or less than the trade date purchase price. Although a Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities prior to the settlement date.
K.
Other Risks
Alternative Minimum Tax Risk. Although the interest received from municipal securities generally is exempt from federal income tax, the Funds may invest a portion of its total assets in municipal securities subject to the federal alternative minimum tax. Accordingly, investment in the Funds could cause shareholders to be subject to, or result in an increased liability under, the federal alternative minimum tax.
AP Concentration Risk. Only APs may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Additionally, to the extent that a Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that a Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercises such a call during a period of declining interest rates, a Fund may have to replace such called security with a lower yielding security. If that were to happen, such Fund’s net investment income could fall.
Cash Transaction Risk. Most exchange-traded funds ("ETFs") generally make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. However, unlike most ETFs, each Fund currently intends to effect creations and redemptions principally for cash, rather than principally in-kind, due to the nature of the Fund’s investments. As such, each Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, a Fund may recognize a capital gain on these sales and/or incur brokerage fees that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of each Fund compared to ETFs that utilize

21

an in-kind redemption process and there may be a substantial difference in the after-tax rate of return between each Fund and conventional ETFs. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs may decrease a Fund’s NAV.
Changing Fixed-Income Market Conditions Risk. Fluctuations in the federal funds and equivalent foreign interest rates or other changes to monetary policy or regulatory actions may expose fixed-income markets to heightened volatility, perhaps suddenly and to a significant degree, and to reduced liquidity for certain fixed-income investments, particularly those with longer maturities. Such changes and resulting increased volatility may adversely impact a Fund, including its operations and return potential. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of a Fund’s investments and share price may decline. Changes in central bank policies and other governmental actions and political events within the U.S. and abroad may also, among other things, affect investor and consumer expectations and confidence in the financial markets. This could result in higher than normal redemptions by APs, which could potentially increase a Fund’s portfolio turnover rate and transaction costs.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may occur quickly and without advance warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security.
High Yield Securities (Junk Bond) Risk. Compared to higher quality debt securities, high yield debt securities (commonly referred to as “junk bonds”) involve a greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors’ claims. They are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. High yield debt securities often are issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which generally are less able than more financially stable firms to make scheduled payments of interest and principal. The values of junk bonds often fluctuate more in response to company, political, regulatory or economic developments than higher quality bonds, and their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price.
Interest Rate Risk. Interest rate risk refers to the risk that fixed income securities’ prices generally fall as interest rates rise; conversely, fixed income securities’ prices generally rise as interest rates fall. Specific fixed income securities differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration. “Duration risk” is related to interest rate risk; it refers to the risks associated with the sensitivity of a fixed income security’s price to a one percent change in interest rates. Fixed income securities with longer durations (i.e., a greater length of time until they reach maturity) face greater duration risk, meaning that they tend to exhibit greater volatility and are more sensitive to changes in interest rates than fixed income securities with shorter durations.
Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If a Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.
Management Risk. The Funds are subject to management risk because they are actively managed portfolios. In managing a Fund’s portfolio holdings, the Affiliated Sub-Adviser applies investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these actions will produce the desired results.
Market Risk. Securities held by the Funds are subject to market fluctuations. You should anticipate that the value of the Shares will decline more or less, in correlation with any decline in value of the securities in a Fund’s portfolio. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to each Fund’s NAV. Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which a Fund has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by a Fund will rise in value.
Municipal Issuer Focus Risk. The municipal issuers in which the Funds invest may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make a Fund’s investments more susceptible to similar social, economic, political or regulatory

22

occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.
Municipal Securities Risk. The Funds invest in municipal securities. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal securities to make payments of principal and/or interest. Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. The secondary market for municipal securities also tends to be less well-developed and less liquid than many other securities markets, which may limit a Fund’s ability to sell its municipal obligations at attractive prices, especially on short notice. There may be less publicly available information about the financial condition of municipal security issuers than for issuers of other types of securities. As a result, municipal securities may be more difficult to value accurately. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. If the Internal Revenue Service (“IRS”) determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.
Non-Diversified Fund Risk. Because each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than can a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.
NOTE 3—Investment Advisory Agreement and Other Agreements
The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs, providing certain clerical, bookkeeping and other administrative services, and oversight of the Affiliated Sub-Adviser.
Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser pays the Affiliated Sub-Adviser’s fees and substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:
Unitary Management Fees (as a % of average daily net assets)
Intermediate Municipal ETF	0.35%
Rochester® High Yield Municipal ETF(a)	0.39%

(a)	Effective July 1, 2025, the Adviser has agreed to waive 100% of its unitary management fee for the Fund through June 30, 2026.
The Adviser has entered into an Investment Sub-Advisory Agreement with the Affiliated Sub-Adviser. The sub-advisory fee for the Funds is paid by the Adviser to the Affiliated Sub-Adviser at 40% of the Adviser’s compensation of the sub-advised assets of each Fund.
Through at least August 31, 2027, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. There is no guarantee that the Adviser will extend the waiver of these fees past that date.
For the fiscal year ended October 31, 2025, the Adviser waived fees for each Fund in the following amounts:
Intermediate Municipal ETF(a)	$-
Rochester® High Yield Municipal ETF	48,298

(a)	For the period July 21, 2025 (commencement of investment operations) through October 31, 2025.
The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.
The Trust has entered into service agreements whereby BNY, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

23

NOTE 4—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
As of October 31, 2025, all of the securities in each Fund were valued based on Level 2 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
NOTE 5—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2025 and 2024:
	2025			2024
	Ordinary Income*	Ordinary Income-Tax- Exempt	Return of Capital	Ordinary Income*	Ordinary Income-Tax- Exempt
Intermediate Municipal ETF(a)	$21,139	$155,333	$-	$-	$-
Rochester® High Yield Municipal ETF	29,033	1,481,908	21,113	30,290	1,218,288

*	Includes short-term capital gain distributions, if any.
(a)	For the period July 21, 2025 (commencement of investment operations) through October 31, 2025.
Tax Components of Net Assets at Fiscal Year-End:
	Undistributed Tax-Exempt Income	Net Unrealized Appreciation- Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
Intermediate Municipal ETF	$45,945	$566,581	$-	$56,176,301	$56,788,827
Rochester® High Yield Municipal ETF	-	684,584	(277,440)	71,547,817	71,954,961
Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Funds have capital loss carryforwards as of October 31, 2025, as follows:
	No expiration
	Short-Term	Long-Term	Total
Intermediate Municipal ETF	$-	$-	$-
Rochester® High Yield Municipal ETF	239,838	37,602	277,440

24

NOTE 6—Investment Transactions
For the fiscal year ended October 31, 2025, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:
	Purchases	Sales
Intermediate Municipal ETF(a)	$74,577,784	$13,515,120
Rochester® High Yield Municipal ETF	58,325,032	17,245,265

(a)	For the period July 21, 2025 (commencement of investment operations) through October 31, 2025.
As of October 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation	Cost
Intermediate Municipal ETF	$580,754	$(14,173)	$566,581	$61,053,849
Rochester® High Yield Municipal ETF	1,087,448	(402,864)	684,584	69,241,038
NOTE 7—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of distributions and return of capital, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2025, the reclassifications were as follows:
	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Intermediate Municipal ETF	$19,809	$(19,809)	$-
Rochester® High Yield Municipal ETF	-	-	-
NOTE 8—Trustees’ and Officer’s Fees
The Adviser, as a result of each Fund’s unitary management fee, pays remuneration to the Independent Trustees and an Officer of the Trust on behalf of the Funds. Interested Trustees do not receive any Trustees’ fees.
The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.
NOTE 9—Capital
Shares are issued and redeemed by each Fund only in Creation Units as discussed in Note 1. Only APs are permitted to purchase or redeem Creation Units from the Funds.
To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an AP, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.
Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.
Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

25

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Invesco Actively Managed Exchange-Traded Fund Trust and Shareholders of Invesco Intermediate Municipal ETF and Invesco Rochester High Yield Municipal ETF
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (two of the funds constituting Invesco Actively Managed Exchange-Traded Fund Trust,  hereafter collectively referred to as the “Funds”) as of October 31, 2025, the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of October 31, 2025, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Invesco Intermediate Municipal ETF (1)
Invesco Rochester High Yield Municipal ETF (2)
(1) Statement of operations and statement of changes in net assets for the period July 21, 2025 (commencement of investment operations) through October 31, 2025
(2) Statement of operations for the year ended October 31, 2025 and statement of changes in net assets for the years ended October 31, 2025 and 2024
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Chicago, Illinois
December 23, 2025
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

26

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2025:
	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*	Qualified Interest Income*	Tax-Exempt Income*	Qualified Short Term Gains
Invesco Intermediate Municipal ETF	0%	0%	0%	0%	7%	100%	99%	$19,809
Invesco Rochester® High Yield Municipal ETF	0%	0%	0%	0%	100%	100%	98%	-
* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27

Approval of Investment Advisory and Sub-Advisory Contracts
At a meeting held on June 25, 2025, the Board of Trustees of the Invesco Actively Managed Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the Investment Advisory Agreement (the “Advisory Agreement”) between Invesco Capital Management LLC (the “Adviser”) and the Trust for Invesco Global Equity Net Zero ETF, Invesco Core Fixed Income ETF and Invesco Intermediate Municipal ETF (each, a “Fund” and collectively, the “Funds”) and the Investment Sub-Advisory Agreement for each Fund, between the Adviser and the following seven affiliated sub-advisers (the “Sub-Advisory Agreement”):  Invesco Advisers, Inc. (as the initial sub-adviser for each Fund); Invesco Asset Management Deutschland GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Hong Kong Limited; Invesco Senior Secured Management, Inc.; and Invesco Canada Ltd. (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”).
Advisory Agreement
The Trustees reviewed information from the Adviser describing:  (i) the nature, extent and quality of services to be provided, (ii) the proposed unitary advisory fee for each Fund and comparisons to amounts paid by other comparable registered investment companies, (iii) the extent to which economies of scale may be realized as each Fund grows and whether the fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (iv) any further benefits to be realized by the Adviser or its affiliates from the Adviser’s relationship with each Fund.
Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions to be performed by the Adviser for each Fund, including the persons who will be responsible for the day-to-day management of the Funds, and they considered the quality of services provided by the Adviser to other exchange-traded funds (“ETFs”) managed by the Adviser and overseen by the Board.  The Trustees considered information regarding each Fund’s investment objective, strategies and process.  The Trustees noted other information the Board received and considered in connection with its March 13, 2025 and April 24, 2025 meetings describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd.  The Trustees reviewed information related to the Adviser’s and Sub-Advisers’ portfolio transaction policies and procedures.  Because the Funds had not yet commenced operations, the Trustees noted that no performance information for the Funds could be provided.
The Trustees considered the services to be provided by the Adviser in its oversight of the Funds’ administrator, custodian, transfer agent and the Sub-Advisers.  They noted the significant amount of time, effort and resources that had been devoted to this oversight function for the other ETFs managed by the Adviser and overseen by the Board and that was expected to be provided for each Fund.
Based on its review, the Board concluded that the nature, extent and quality of the services to be provided by the Adviser to each Fund under the Advisory Agreement were expected to be appropriate and reasonable.
Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s proposed unitary advisory fee, as compared to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the median net expense ratios of comparable ETFs, open-end (non-ETF) index funds, open-end (non-ETF) actively managed funds and Adviser-identified select peer funds, as applicable.  The Trustees noted that the proposed annual advisory fee to be charged to each Fund was a unitary fee, and that the Adviser has agreed to pay all other operating expenses of each Fund, including the fees payable to the Sub-Advisers, except for brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses.  The Trustees noted each Fund’s proposed unitary advisory fee as compared to the median net expense ratios of its Lipper peer groups and a select peer group as shown below:

28

Approval of Investment Advisory and Sub-Advisory Contracts—(continued)

Fund	ETF Peer Group (Number of Peers)	Open-End Index Fund Peer Group (Number of Peers)	Open-End Active Fund Peer Group (Number of Peers)	Select Peer Group (Number of Peers)
Invesco Global Equity Net Zero ETF	Lower than median (7)	Lower than median (3)	Lower than median (23)	Lower than median (4)
Invesco Core Fixed Income ETF	Lower than median (16)	Higher than median (17)	Lower than median (110)	Lower than median (4)
Invesco Intermediate Municipal ETF	Higher than median (15)	N/A*	Lower than median (55)	Same as median (4)

*	The information provided by the Adviser indicated that the Fund did not have any open-end index fund peers.
The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, noting that the Adviser indicated that none of the other investment products have investment strategies comparable to those of the Funds.  The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.
Based on all of the information provided, the Board concluded that each Fund’s unitary advisory was reasonable and appropriate in light of the services provided, the distinguishing factors of the Fund, and the administrative, operational and management oversight costs for the Adviser.
In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds.  The Trustees reviewed information provided by the Adviser regarding its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund.  With respect to the Adviser’s profitability information, the Trustees considered that there is no recognized standard or uniform methodology for determining profitability for this purpose. Furthermore, the Trustees noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as the Adviser’s.  Based on the information provided, the Board concluded that the overall and estimated profitability to the Adviser was not unreasonable.
Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of the Fund’s shareholders.  The Trustees reviewed each Fund’s asset size and unitary advisory fee.  The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds.  The Trustees also noted that the Adviser has reduced advisory fees for the Invesco ETFs numerous times since 2011, including through permanent advisory fee reductions and various advisory fee waivers.  The Board considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the unitary advisory fee rates were reasonable and appropriate.
Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser is not a party to any soft-dollar, commission recapture or directed brokerage arrangements with respect to the Funds.  The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees from affiliated money market cash management vehicles and fees as the Funds’ securities lending agent.  The Trustees also considered that Invesco Distributors, Inc., an affiliate of the Adviser, serves as each Fund’s distributor and is paid a distribution fee by the Adviser.  The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund.  No single factor was determinative in the Board’s analysis.
Investment Sub-Advisory Agreement

29

Approval of Investment Advisory and Sub-Advisory Contracts—(continued)
As noted above, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Sub-Advisory Agreement for each of Invesco AAA CLO Floating Rate Note ETF, Invesco Active U.S. Real Estate ETF, Invesco High Yield Bond Factor ETF, Invesco High Yield Select ETF, Invesco Real Assets ESG ETF, Invesco Rochester® High Yield Municipal ETF, Invesco Short Duration Total Return Bond ETF, Invesco Total Return Bond ETF and Invesco Variable Rate Investment Grade ETF (each such Fund, a “Sub-Advised Fund” and collectively, the “Sub-Advised Funds”) at a meeting held on April 24, 2025.  The review process followed by the Board is described in detail above.  In connection with the review of the Sub-Advisory Agreement, the Board considered the factors described below, among others.
Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of services provided to each Sub-Advised Fund under the Sub-Advisory Agreement.  The Trustees reviewed the qualifications and background of each Sub-Adviser, the services provided by each Sub-Adviser, the investment approach of the Sub-Adviser whose investment personnel manage Invesco AAA CLO Floating Rate Note ETF’s, Invesco Active U.S. Real Estate ETF’s, Invesco High Yield Bond Factor ETF’s, Invesco High Yield Select ETF’s, Invesco Real Assets ESG ETF’s, Invesco Rochester® High Yield Municipal ETF, Invesco Short Duration Total Return Bond ETF’s, Invesco Total Return Bond ETF’s and Invesco Variable Rate Investment Grade ETF’s assets and the experience and skills of the investment personnel responsible for the day-to-day management of such Sub-Advised Funds.
Based on its review, the Board concluded that the nature, extent and quality of services provided by the Sub-Advisers to each Sub-Advised Fund under the Sub-Advisory Agreement were appropriate and reasonable.
Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser and the Sub-Advisers on the sub-advisory fee rate under the Sub-Advisory Agreement.  The Trustees noted that the sub-advisory fee charged by the Sub-Advisers under the Sub-Advisory Agreement is consistent with the compensation structure used throughout Invesco when Invesco’s affiliates provide sub-advisory services for funds managed by other Invesco affiliates.  The Trustees considered how the sub-advisory fee relates to the overall advisory fee for each Sub-Advised Fund and noted that the Adviser compensates each Sub-Adviser from its fee.
The Trustees also reviewed the financial statements provided by Invesco Senior Secured Management, Inc. in connection with the March 13 and April 24, 2025 Board Meetings, and Invesco Advisers, Inc. in connection with the April 24, 2025 meeting, and they noted the net income generated by each firm.  The Trustees noted that the Adviser compensates each Sub-Adviser from its fee and that the Adviser provided profitability information with respect to each Sub-Advised Fund.
Economies of Scale and Whether Fee Levels Reflect These Economies of Scale.  As part of their review of the Investment Advisory Agreement for each Sub-Advised Fund, the Trustees considered the extent to which economies of scale may be realized as each Sub-Advised Fund grows and whether fee levels reflect economies of scale for the benefit of the Sub-Advised Fund’s shareholders.  The Board considered whether the sub-advisory fee rate for each Sub-Advised Fund was reasonable in relation to the asset size (if any) of the Sub-Advised Funds and concluded that the flat sub-advisory fee rate was reasonable and appropriate.
Fall-out Benefits. The Trustees noted that Invesco Advisers, Inc. receives management fees from affiliated money market funds into which the Sub-Advised Funds’ and other Invesco ETFs’ excess cash and securities lending collateral may be invested, and that the Adviser waives its fees with respect to each Sub-Advised Fund in an amount equal to the fees received by Invesco Advisers, Inc. on the Sub-Advised Fund’s excess cash invested in the affiliated money market funds.  The Trustees also noted the fees received by Invesco Advisers, Inc. in its capacity as securities lending agent for the Invesco ETFs.  The Trustees considered that Invesco Advisers, Inc. may participate in soft-dollar arrangements for Invesco Real Assets ESG ETF, but that the Sub-Advisers otherwise generally do not use or generate soft-dollars with respect to the Sub-Advised Funds.  The Trustees noted that the Sub-Advisers had not identified any further benefits that they received from their relationships with the Sub-Advised Funds.  The Board concluded that the sub-advisory fee with respect to each Sub-Advised Fund was reasonable, taking into account any ancillary benefits received by the Sub-Advisers.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Sub-Advisory Agreement for each Sub-Advised Fund.  No single factor was determinative in the Board’s analysis.

30

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
Remuneration paid to the Funds’ trustees or officers and others, if any, is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.

31

©2025 Invesco Capital Management LLC
3500 Lacey Road, Suite 700
Downers Grove, IL 60515
P-MS-NCSR
invesco.com/ETFs

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

This information is filed under Item 7 of this Form N-CSR.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

This information is filed under Item 7 of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

This information is filed under Item 7 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board that would require disclosure herein.

Item 16. Controls and Procedures.

(a) Based on their evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Registrant's PEO and PFO have concluded that such disclosure controls and procedures are effective.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics is attached as Exhibit 99.CODEETH.

(a)(2) Not applicable.

(a)(3) Certifications of the Registrant's PEO and PFO pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Certifications of Registrant's PEO and PFO pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Invesco Actively Managed Exchange-Traded Fund Trust

By:    /s/ Brian Hartigan                                          .

Name: Brian Hartigan

Title:Principal Executive Officer

Date: January 5, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:    /s/ Brian Hartigan                                         ..

Name:Brian Hartigan

Title:Principal Executive Officer

Date: January 5, 2026

By:       /s/ Kelli Gallegos                                           _

Name:Kelli Gallegos

Title:Principal Financial Officer

Date:January 5, 2026